                                                                             UNITED STATES

                                                        SECURITIES AND EXCHANGE COMMISSION

                                                                    WASHINGTON, D.C. 20549

                                                                                 FORM N-PX

                                                      ANNUAL REPORT OF PROXY VOTING RECORD

                                                                                        OF

                                                REGISTERED MANAGEMENT INVESTMENT COMPANIES

  INVESTMENT COMPANY ACT FILE NUMBER:                    811-5972

  NAME OF REGISTRANT:                                                    VANGUARD INTERNATIONAL EQUITY INDEX FUNDS

  ADDRESS OF REGISTRANT:                                              PO BOX 2600, VALLEY FORGE, PA 19482

  NAME AND ADDRESS OF AGENT FOR SERVICE:              HEIDI STAM

                                                                                           PO BOX 876

                                                                                           VALLEY FORGE, PA 19482

  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (610) 669-1000

  DATE OF FISCAL YEAR END:                                          OCTOBER 31

  DATE OF REPORTING PERIOD:                                        JULY 1, 2009 - JUNE 30, 2010

  FUND:   VANGUARD EUROPEAN STOCK INDEX FUND

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  3I GROUP PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G88473148

  MEETING DATE:      7/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the Company's                 ISSUER            YES             FOR                  FOR

Accounts for the year to 31 MAR 2009, the Directors'

report and the Auditors' report on those Accounts and

 on the auditable part of the Directors' remuneration

 report

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the year to 31 MAR 2009

PROPOSAL #3.: Re-appoint Mr. M.J. Queen as a Director        ISSUER            YES         AGAINST           AGAINST

 of the Company

PROPOSAL #4.: Re-appoint Mr. R.H. Meddings as a                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5.: Re-appoint Mr. Mme C.J. M Morin-Postel         ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #6.: Re-appoint Mr. O.H.J. Stocken as a                ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #7.: Re-appoint Mrs. J.S. Wilson as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #8.: Re-appoint Ernst & Young LLP as the              ISSUER            YES             FOR                  FOR

Auditors of the Company to hold office until the

conclusion of the next GM at which accounts are laid

before the members

PROPOSAL #9.: Authorize the Board to fix the                       ISSUER            YES             FOR                  FOR

Auditors' remuneration

PROPOSAL #10.: Authorize the Company and any Company         ISSUER            YES             FOR                  FOR

which is or becomes a subsidiary of the Company at

any time during the period for which this resolution

has effect: a] make political donations to political

parties or independent election candidates not

exceeding GBP 20,000 in total; b] make political

donations to political organizations other than

political parties not exceeding GBP 20,000 in total;

and c] incur political expenditure not exceeding GBP

20,000 in total; [Authority expires the earlier of

the conclusion of the AGM of the Company to be held

in 2010 or 07 OCT 2010]; provided that the aggregate

amount of political donations and political

expenditure made or incurred by the Company and its

subsidiaries pursuant to this resolution shall not

exceed GBP 20,000; any terms used in the resolution

which are defined in part 14 of the Companies Act

2006 shall bear the same meaning for the purpose of

this resolution

PROPOSAL #11.: Authorize the Directors, in                          ISSUER            YES             FOR                  FOR

substitution for all pre-existing authorities to the

extent unused, save for the authority conferred on 27

 MAY 2009, to allot relevant securities [Section 80

of the Companies Act 1985] up to an aggregate nominal

 amount of GBP 102,800,000; [Authority expires the

earlier of the conclusion of the AGM of the Company

to be held in 2010 or 07 OCT 2010]; and the Directors

 may allot relevant securities after the expiry of

this authority in pursuance of such an offer or

agreement made prior to such expiry

PROPOSAL #S.12: Authorize the Directors, subject to          ISSUER            YES             FOR                  FOR

passing of Resolution 11 and in substitution of all

pre-existing authorities to the extent unused, save

for the authority conferred on 27 MAY 2009, pursuant

to Section 95 of the Companies Act 1985 to allot

equity securities [Section 94 of the said Act]

pursuant to the authority conferred by Resolution 11

above, and/or to allot equity securities where such

allotment constitutes an allotment of equity

securities by virtue of section 94[3A] of the said

Act, for cash as if sub-Section [1] of Section 89 of

the said Act did not apply to any such allotment,

provided that this power shall be limited to the

allotment of equity securities: a] in connection with

 an offer of such securities by way of rights, or

other pre-emptive offer, to holders of ordinary

shares; b] up to an aggregate nominal value of GBP

35,500,000; [Authority expires the earlier of the

conclusion of the AGM of the Company to be held in

2010 or 07 OCT 2010]; and the Directors may allot

equity securities after the expiry of this authority

in pursuance of such an offer or agreement made prior

PROPOSAL #S.13: Authorize the Company, in accordance         ISSUER            YES             FOR                  FOR

with Article 6 of the Company's Articles of

Association, to make market purchases [as specified

in Section 163[3] of the Companies Act 1985] of its

ordinary shares provided that: the Company dos not

purchase under this authority more than 96,000,000

ordinary shares; the Company does not pay for each

such ordinary share less than the nominal amount of

such ordinary share at the time of purchase and the

Company does not pay for each such ordinary share

more than 105% of the average of the closing mid-

market prices of the ordinary shares for the 5

business days, immediately preceding the date on

which the Company agrees to buy shares concerned

based on the share prices published in the Daily

Official List of the London Stock Exchange;

[Authority expires the earlier of the conclusion of

the AGM of the Company to be held in 2010 or 07 OCT

2010]; the Company, before the expiry, may make a

contract to purchase ordinary shares which will or

may be executed wholly or partly after such expiry

PROPOSAL #S.14: Authorize the Company, in accordance         ISSUER            YES             FOR                  FOR

with Article 6 of the Company's Articles of

Association, to make market purchases [Section 163[3]

 of the Companies Act 1985] of its B Shares in issue

at the date of this notice provided that: Company

does not purchase under the authority more than

9,305,993 B shares; the Company does not pay for each

 such B share less than 1 penny and the B share more

than 127p; [Authority expires the earlier of the

conclusion of the AGM of the Company to be held in

2010 or 07 OCT 2010]; the Company, before the expiry,

 may make a contract to purchase B shares which will

or may be executed wholly or partly after such expiry

PROPOSAL #S.15: Approve a General Meeting other than         ISSUER            YES             FOR                  FOR

AGM may be called on not less than 14 clear days'

notice

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  ISSUER:                  A.P. MOELLER - MAERSK A/S

  TICKER:                  N/A                 CUSIP:   K0514G101

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A: Report on the activities of the Company         ISSUER             NO              N/A                  N/A

during the past FY

PROPOSAL #B: Submission of the audited annual report         ISSUER             NO              N/A                  N/A

for adoption

PROPOSAL #C: Resolution to grant discharge to the              ISSUER             NO              N/A                  N/A

Directors

PROPOSAL #D: Resolution on appropriation of profit,          ISSUER             NO              N/A                  N/A

including the amount of dividends, or covering of

loss in accordance with the adopted annual report;

the board proposes payment of a dividend of DKK 325

per share of DKK 1,000

PROPOSAL #E: Resolution on authority to acquire own          ISSUER             NO              N/A                  N/A

share: the Board proposes to acquire own shares of a

nominal value up to 10% of the Company's share

capital, the purchase price must not deviate by more

than 10% from the price quoted on Nasdaq OMX

Copenhagen A/S on the date of the purchase, this

authorization is in force until the Company's next AGM

PROPOSAL #F: Any requisite Election of Members for            ISSUER             NO              N/A                  N/A

the Board of Directors, Ane M rsk Mc-Kinney Uggla,

Poul J. Svanholm, Jan Leschly, Lars Kann-Rasmussen,

Sir John Bond, Lars Pallesen, John Axel Poulsen and

Cecilie Mose Hansen stand down from the Board of

Directors, the Board proposes re-election of Ane

Maersk Mc-Kinney Uggla, Jan Leschly, Sir John Bond,

Lars Pallesen and John Axel Poulsen, furthermore, the

 Board proposes election of Robert J. Routs, Arne

Karlsson and Erik Rasmussen

PROPOSAL #G: Election of Auditors: According to the          ISSUER             NO              N/A                  N/A

Articles of Association, KPMG Statsautoriseret

Revisionspartnerselskab and Grant Thornton

Statsautoriseret Revisionsaktieselskab stand down,

the Board proposes re-election of KPMG

Statsautoriseret Revisionspartnerselskab and Grant

Thornton Statsautoriseret Revisionsaktieselskab

PROPOSAL #H: Deliberation of any proposals submitted         ISSUER             NO              N/A                  N/A

by the Board of Directors or by shareholders, as a

consequence of the new Danish Companies Act, a change

 of the Articles of Association; the changes of the

Articles of Association is as follows: amend Articles

 2, 9, 10, 11, 13 and 14, as specified

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  ISSUER:                  A.P. MOELLER - MAERSK A/S

  TICKER:                  N/A                 CUSIP:   K0514G135

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A: Report on the activities of the Company         ISSUER             NO              N/A                  N/A

during the past FY

PROPOSAL #B: Adopt the audited annual report                       ISSUER             NO              N/A                  N/A

PROPOSAL #C: Grant discharge to the Directors                      ISSUER             NO              N/A                  N/A

PROPOSAL #D: Approve the appropriation of profit,              ISSUER             NO              N/A                  N/A

including the amount of dividends, or covering of

loss in accordance with the adopted annual report;

payment of a dividend of DKK 325 per share of DKK

PROPOSAL #E: Authorize the Board to allow the Company        ISSUER             NO              N/A                  N/A

 acquire own shares of a nominal value up to 10% of

the Company's share capital; the purchase price must

not deviate by more than 10% from the price quoted on

 Nasdaq OMX Copenhagen A/S on the date of the

purchase; [Authority expires at the conclusion of the

 Company's next AGM]

PROPOSAL #F.1: Re-election of Ane Maersk Mc-Kinney            ISSUER             NO              N/A                  N/A

Uggla, as the Member of the Board of Directors

PROPOSAL #F.2: Re-election of Jan Leschly, as the              ISSUER             NO              N/A                  N/A

Member of the Board of Directors

PROPOSAL #F.3: Re-election of Sir John Bond, as the          ISSUER             NO              N/A                  N/A

Member of the Board of Directors

PROPOSAL #F.4: Re-election of Lars Pallesen, as the          ISSUER             NO              N/A                  N/A

Member of the Board of Directors

PROPOSAL #F.5: Re-election of John Axel Poulsen, as          ISSUER             NO              N/A                  N/A

the Member of the Board of Directors

PROPOSAL #F.6: Election of Robert J. Routs, as the            ISSUER             NO              N/A                  N/A

Member of the Board of Directors

PROPOSAL #F.7: Election of Arne Karlsson, as the                ISSUER             NO              N/A                  N/A

Member of the Board of Directors

PROPOSAL #F.8: Election of Erik Rasmussen, as the              ISSUER             NO              N/A                  N/A

Member of the Board of Directors

PROPOSAL #G.1: Re-election of KPMG Statsautoriseret          ISSUER             NO              N/A                  N/A

Revisionspartnerselskab as the Auditors according to

the Articles of Association

PROPOSAL #G.2: Re-election of Grant Thornton                       ISSUER             NO              N/A                  N/A

Statsautoriseret Revisionsaktieselskab as the

Auditors according to the Articles of Association

PROPOSAL #H.1: Amend the Article 2, 3rd paragraph of         ISSUER             NO              N/A                  N/A

the Articles of Association, as specified

PROPOSAL #H.2: Amend the Article 2, 4th and 5th                 ISSUER             NO              N/A                  N/A

paragraph of the Articles of Association, as specified

PROPOSAL #H.3: Amend the Article 9 of the Articles of        ISSUER             NO              N/A                  N/A

 Association, as specified

PROPOSAL #H.4: Amend the Article 10 of the Articles          ISSUER             NO              N/A                  N/A

of Association, as specified

PROPOSAL #H.5: Amend the Article 11 of the Articles          ISSUER             NO              N/A                  N/A

of Association, as specified

PROPOSAL #H.6: Amend the Article 13 of the Articles          ISSUER             NO              N/A                  N/A

of Association, as specified

PROPOSAL #H.7: Amend the Article 14 of the Articles          ISSUER             NO              N/A                  N/A

of Association, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  A2A SPA, MILANO

  TICKER:                  N/A                 CUSIP:   T0140L103

  MEETING DATE:      5/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the destination of profit at 31         ISSUER             NO              N/A                  N/A

DEC 2009 and the distribution of dividend

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  ISSUER:                  ABB LTD

  TICKER:                  N/A                 CUSIP:   H0010V101

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and                        ISSUER            YES             FOR                  FOR

consolidated financial statements, annual financial

statements and the Auditors' reports

PROPOSAL #2.1: Approve the annual report, the                     ISSUER            YES             FOR                  FOR

consolidated financial statements, and the annual

financial statements for 2009

PROPOSAL #2.2: Approve to accept the remuneration              ISSUER            YES             FOR                  FOR

report as per the specified pages of the annual report

PROPOSAL #3.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and the persons entrusted with

Management for fiscal 2009

PROPOSAL #4.: Approve to release CHF 340,000,000 of          ISSUER            YES             FOR                  FOR

the legal reserves and allocate those released

reserves to other reserves and to carry forward the

available earnings in the amount of CHF 3,893,861,784

PROPOSAL #5.: Approve to reduce the share capital of         ISSUER            YES             FOR                  FOR

CHF 3,587,160,187.38 by CHF 34,919,500.00 to CHF

3,552,240,687.38 by way of cancellation of the

22,675,000 shares with a nominal value of CHF 1.54

each which were bought back by the Company under the

share buyback program announced in February 2008; to

confirm as a result of the report of the Auditors,

that the claims of the creditors are fully covered

notwithstanding the capital reduction; amend Article

4 Para.1 of the Articles of Incorporation according

to the specified wording as per the date of the entry

 of the capital reduction in the commercial register

PROPOSAL #6.: Approve to reduce the share capital of         ISSUER            YES             FOR                  FOR

CHF 3,552,240,687.38 by CHF 1,176,391,396.47 to CHF

2,375,849,290.91 by way of reducing the nominal value

 of the registered shares from CHF 1.54 by CHF 0.51

to CHF 1.03 and to use the nominal value reduction

amount for repayment to the shareholders; to confirm

as a result of the report of the auditors, that the

claims of the creditors are fully covered

notwithstanding the capital reduction; and amend

Article 4 Para.1 of the Articles of Incorporation

according to the specified wording as per the date of

 the entry of the capital reduction in the commercial

 register and amend Article 4bis Paras. 1 and 4, and

Article 4ter Para. 1 of the Articles of

Incorporation, correspondingly reflecting the reduced

 nominal value of the registered shares from CHF 1.54

 by CHF 0.51 to CHF 1.03, as per the date of the

entry of the capital reduction in the commercial

PROPOSAL #7.: Approve, to the extent that the general        ISSUER            YES             FOR                  FOR

 meeting approves the Board of Directors' proposal

set forth in Item 6, to amend Article 13 para.1 of

the Articles of Incorporation as specified

PROPOSAL #8.1: Approve, to replace the current                   ISSUER            YES             FOR                  FOR

Article 6 of the Articles of Incorporation concerning

 the form of the shares with the specified new

PROPOSAL #8.2: Approve, to delete Section 6 of the            ISSUER            YES             FOR                  FOR

Articles of Incorporation consisting of Article 32

In-Kind Contributions and Article 33 Acquisitions of

Property

PROPOSAL #9.1: Re-elect Roger Agnelli, Brazilian to          ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.2: Re-elect Louis R. Hughes, American to         ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.3: Re-elect Hans Ulrich Marki, Swiss to          ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.4: Re-elect Michel de Rosen, French to            ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.5: Re-elect Michael Treschow, Swedish to         ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.6: Re-elect Bernd W. Voss, German to the         ISSUER            YES             FOR                  FOR

Board of Directors for a further period of one year,

until the AGM 2011

PROPOSAL #9.7: Re-elect Jacob Wallenberg, Swedish to         ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.8: Re-elect Hubertus von Grunberg, German        ISSUER            YES             FOR                  FOR

 to the Board of Directors for a further period of

one year, until the AGM 2011

PROPOSAL #10.: Election of Ernst & Young AG as the            ISSUER            YES             FOR                  FOR

Auditors for fiscal 2010

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  ISSUER:                  ABERTIS INFRAESTRUCTURAS SA, BARCELONA

  TICKER:                  N/A                 CUSIP:   E0003D111

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts, management         ISSUER            YES             FOR                  FOR

report and the retribution policy report

PROPOSAL #2: Approve to increase the social capital          ISSUER            YES             FOR                  FOR

charged to the premium issue with the modification of

 the Article 5 of the By-laws

PROPOSAL #3: Approve the delegation in the Board                ISSUER            YES             FOR                  FOR

members and the faculty to increase the social

capital until 50p of the social for 5 years

PROPOSAL #4: Re-elect the Board members                                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Appoint the Auditors                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Approve the delivery shares Plan 2010            ISSUER            YES             FOR                  FOR

and options over shares plan 2010

PROPOSAL #7: Authorize the Board members to purchase         ISSUER            YES             FOR                  FOR

own shares

PROPOSAL #8: Approve the delegation of the Board                ISSUER            YES             FOR                  FOR

members to issue stock, bonds and fixed income

valuables convertibles

PROPOSAL #9: Approve the delegation of Powers                      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ACCIONA SA, MADRID

  TICKER:                  N/A                 CUSIP:   E0008Z109

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to review the annual accounts             ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve to review the management report         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the application of the results           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-appoint the Auditors of Acciona,                ISSUER            YES             FOR                  FOR

Sociedad Anonima and its Group

PROPOSAL #5: Approve the renewal of the Board Members        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Approve the allocation of shares and              ISSUER            YES             FOR                  FOR

purchase option rights to the Board of Directors

PROPOSAL #7: Grant authority to purchase own shares           ISSUER            YES             FOR                  FOR

PROPOSAL #8: Approve the delegation of powers                      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ACCOR SA, COURCOURONNES

  TICKER:                  N/A                 CUSIP:   F00189120

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements for            ISSUER            YES             FOR                  FOR

the FY 2009

PROPOSAL #2.: Approve the consolidated financial                ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #3.: Approve treatment of losses and                     ISSUER            YES             FOR                  FOR

dividends of EUR 1.05 per share

PROPOSAL #4.: Appointment of Mrs. Sophie Gasperment          ISSUER            YES             FOR                  FOR

as a Board Member

PROPOSAL #5.: Approve to renew Mr. Thomas J.                       ISSUER            YES             FOR                  FOR

Barrack's term as a Board Member

PROPOSAL #6.: Approve to renew Mr. Patrick Sayer's            ISSUER            YES             FOR                  FOR

term as a Board Member

PROPOSAL #7.: Approve remuneration of directors in            ISSUER            YES             FOR                  FOR

the aggregate amount of EUR 575,000

PROPOSAL #8.: Approve the regulated Agreement (CNP)           ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Approve the regulated Agreement (Mr.            ISSUER            YES             FOR                  FOR

Paul Dubrule and Mr Gerard Pelisson)

PROPOSAL #10.: Approve the regulated Agreement (Mr.          ISSUER            YES         AGAINST           AGAINST

Gilles Pelisson)

PROPOSAL #11.: Approve the regulated Agreement (Mr.          ISSUER            YES         AGAINST           AGAINST

Jacques Stern)

PROPOSAL #12.: Approve the regulated Agreement (Mr.          ISSUER            YES             FOR                  FOR

Jacques Stern)

PROPOSAL #13.: Grant authority to repurchase of up to        ISSUER            YES             FOR                  FOR

 22,000,000 shares

PROPOSAL #E.14: Approve the reduction in share                   ISSUER            YES             FOR                  FOR

capital via cancellation of repurchased shares

PROPOSAL #E.15: Acknowledge dissolution without                 ISSUER            YES             FOR                  FOR

liquidation of seih and approve reduction of share

capital by cancellation of 2,020,066 repurchased

PROPOSAL #E.16: Approve the spin off agreement with          ISSUER            YES             FOR                  FOR

new services holding re-services activities

PROPOSAL #E.17: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ACEA SPA, ROMA

  TICKER:                  N/A                 CUSIP:   T0040K106

  MEETING DATE:      9/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Appoint 3 Directors                                           ISSUER            YES             FOR                  FOR

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  ISSUER:                  ACERINOX SA

  TICKER:                  N/A                 CUSIP:   E0060D145

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts  balance              ISSUER            YES             FOR                  FOR

sheet, profit and loss account, statement of changes

in equity for the year, cash flow statement and notes

 and management reports relating to Acerinox Sociedad

 Anonima and its Consolidated Group, as well as

decide on the application of the results of Acerinox,

 Sociedad Anonima, all for the YE 31 DEC 2009

PROPOSAL #2: Approve the distribution of a dividend          ISSUER            YES             FOR                  FOR

to be charged to free reserves for EUR 0.35 /share

payable on 05 JUL 2010

PROPOSAL #3: Approve the return, if any, contribution        ISSUER            YES             FOR                  FOR

 to shareholders under the Share Premium Account

amounting to EUR 0.10 per share

PROPOSAL #4: Approve, if any, of the Management of            ISSUER            YES             FOR                  FOR

the Board of Directors in the YE 31 DEC 2009

PROPOSAL #5: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

acquire own shares, either by itself or through any

of its affiliates, setting limits and requirements,

thereby canceling the authority granted by the AGM

held on day 28 DEC 2009

PROPOSAL #6: Approve the designation of Auditors,              ISSUER            YES             FOR                  FOR

both Acerinox, SA and its Consolidated Group for 2010

PROPOSAL #7: Approve the ratification, re-election            ISSUER            YES             FOR                  FOR

and where appropriate, appointment of Directors

PROPOSAL #8: Approve the explanatory report to the            ISSUER            YES             FOR                  FOR

general meeting of shareholders, on the matters

referred to in Article 116-bis of the Securities

Exchange Act

PROPOSAL #9: Authorize the Board of Directors for the        ISSUER            YES             FOR                  FOR

 execution, correction and registration of the

resolutions adopted by the Board

PROPOSAL #10: Appointment of Comptrollers to write up        ISSUER            YES             FOR                  FOR

 the minutes of the proceedings

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ACS ACTIV DE CONSTRUC Y SERV

  TICKER:                  N/A                 CUSIP:   E7813W163

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts and the                ISSUER            YES             FOR                  FOR

Management report

PROPOSAL #2: Acknowledge the corporate social                     ISSUER            YES             FOR                  FOR

responsibility report and the special report of the

Article 116 BIS of the markets shares law of 2009

PROPOSAL #3: Approve the Management of the Board                ISSUER            YES             FOR                  FOR

member

PROPOSAL #4: Ratify the Appointment of the Board                ISSUER            YES         AGAINST           AGAINST

member

PROPOSAL #5: Appointment of the Auditors                              ISSUER            YES             FOR                  FOR

PROPOSAL #6: Grant authority to purchase own shares           ISSUER            YES             FOR                  FOR

PROPOSAL #7: Grant authority to establish a Option            ISSUER            YES             FOR                  FOR

Plan on shares

PROPOSAL #8: Approve the delegation of powers                      ISSUER            YES             FOR                  FOR

PROPOSAL #9: Approve the minutes of the proceedings           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ACTELION LTD., ALLSCHWIL

  TICKER:                  N/A                 CUSIP:   H0032X135

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the business report consisting          ISSUER            YES             FOR                  FOR

of the annual report as well as of the annual

Statutory accounts and the consolidated accounts as

of 31 DEC 2009

PROPOSAL #2: Approve the use of result of the annual         ISSUER            YES             FOR                  FOR

accounts as of 31 DEC 2009

PROPOSAL #3: Grant discharge to the Board of                       ISSUER            YES             FOR                  FOR

Directors and the Senior Management

PROPOSAL #4.1: Re-elect Werner Henrich as a Board              ISSUER            YES             FOR                  FOR

Member for a new term of office of three years

PROPOSAL #4.2: Re-elect Armin Kessler as a Board                ISSUER            YES             FOR                  FOR

Member for a new term of office of three years

PROPOSAL #4.3: Re-elect Jean Malo as a Board Member          ISSUER            YES             FOR                  FOR

for a new term of office of three years

PROPOSAL #5: Appointment of Ernst and Young AG, Basel        ISSUER            YES             FOR                  FOR

 as the Statutory Auditors for the business year 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADECCO SA, CHESEREX

  TICKER:                  N/A                 CUSIP:   H00392318

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the Annual Report 2009                     ISSUER            YES             FOR                  FOR

consisting of the Business Report, the Financial

Statements of Adecco S.A. and the Consolidated

Financial Statements for the business year 2009

PROPOSAL #1.2: Ratify the Remuneration Report for the        ISSUER            YES             FOR                  FOR

 business year 2009 including the principles of the

compensation model for 2010 in a non-binding advisory

 vote

PROPOSAL #2: Declare a dividend of CHF 0.75 per                 ISSUER            YES             FOR                  FOR

registered share with a par value of CHF 1.00 out of

the retained earnings and to carry forward the

balance to the next business year; the treasury

shares held by the Company will not receive a dividend

PROPOSAL #3: Grant discharge to the Members of the            ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #4.1: Re-elect Mr. Jakob Baer as a Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors for a new tenure of one year

ending at the next AGM

PROPOSAL #4.2: Re-elect Mr. Rolf Dorig as a Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors for a new tenure of one year

ending at the next AGM

PROPOSAL #4.3: Re-elect Mr. Andreas Jacobs as a                 ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a new tenure of

one year ending at the next AGM

PROPOSAL #4.4: Re-elect Mr. Francis Mer as a Member          ISSUER            YES             FOR                  FOR

of the Board of Directors for a new tenure of one

year ending at the next AGM

PROPOSAL #4.5: Re-elect Mr. Thomas O'Neill as a                 ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a new tenure of

one year ending at the next AGM

PROPOSAL #4.6: Re-elect Mr. David Prince as a Member         ISSUER            YES             FOR                  FOR

of the Board of Directors for a new tenure of one

year ending at the next AGM

PROPOSAL #4.7: Re-elect Ms. Wanda Rapaczynski as a            ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a new tenure of

one year ending at the next AGM

PROPOSAL #4.8: Re-elect Ms. Judith A. Sprieser as a          ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a new tenure of

one year ending at the next AGM

PROPOSAL #4.9: Election of Mr. Alexander Gut as a              ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a new tenure of

one year ending at the next AGM

PROPOSAL #5: Re-elect Ernst & Young Ltd, Zurich, as          ISSUER            YES             FOR                  FOR

the Auditors for the business year 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADIDAS AG

  TICKER:                  N/A                 CUSIP:   D0066B102

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements, the group annual report, and the reports

 pursuant to Sections 289[4] and 315[4] of the German

 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 284,555,044.87 as

follows: payment of a dividend of EUR 0.35 per no-par

 share EUR 211,329,379.77 shall be carried forward

Ex-dividend and payable date: 07 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the Board of Managing Directors

PROPOSAL #6.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association Section 19[2], in respect of the notice

of shareholders meeting being published in the

electronic Federal Gazette at least 30 days prior to

the last date of registration for the meeting, the

publishing date of the notice of shareholders,

meeting and the last date of registration not being

included in the calculation of the 30 day period

Section 20[1], in respect of shareholders being

entitled to participate in and vote at the

shareholders meeting if they register with the

Company by the sixth day prior to the meeting and

provide evidence of their shareholding Section 19[4],

 deletion Section 20[4], in respect of the Board of

Managing Directors being authorized to permit the

audiovisual transmission of the shareholders meeting

Section 21[4], in respect of the Board of Managing

Directors being authorized to permit shareholders to

absentee vote at the shareholders meeting

PROPOSAL #7.: Resolution on t he revocation of the            ISSUER            YES             FOR                  FOR

existing authorized capital, the creation of new

authorized capital, and the corresponding amendment

to the Articles of Association, the existing

authorized capital 2006 of up to EUR 20,000,000 shall

 be revoked, the Board of Managing Directors shall be

 authorized, with the consent of the Supervisory

Board, to increase the share capital by up to EUR

20,000,000 through the issue of new bearer no-par

shares against contributions in cash, within in a

period of five years [authorized capital 2010],

shareholders shall be granted subscription rights

except for residual amounts and for a capital

increase of up to 10% of the share capital if the

shares are issued at a price not materially below

PROPOSAL #8.: Resolution on the revocation of the              ISSUER            YES             FOR                  FOR

contingent capital 1999/I and the corresponding

amendment to the Articles of Association

PROPOSAL #9.: Resolution on the revocation of the              ISSUER            YES             FOR                  FOR

contingent capital 2003/II and the corresponding

amendment to the Articles of Association

PROPOSAL #10.: Resolution on the authorization to              ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds, the creation

of contingent capital, and the corresponding

amendment to the Articles of association, the

authorization given by the shareholders meeting of 11

 MAY 2006, to issue bonds and to create a

corresponding contingent capital of up to EUR

20,000,000 shall be revoked, the Board of Managing

Directors shall be authorized, with the consent of

the Supervisory Board, to issue bearer and/or

registered bonds of up to EUR 1,500,000,000

conferring conversion and/or option rights for shares

 of the Company, on or before 05 MAY 2015,

Shareholders shall be granted subscription rights

except for residual amounts, for the granting of such

 rights to holders of conversion or option rights,

and for the issue of bonds conferring conversion

and/or option rights for shares of the company of up

to 10% of the share capital at a price not materially

 be low their theoretical market value, the Company's

 share capital shall be increased accordingly by up

to EUR 36,000,000 through the issue of up to

36,000,000 new bearer no-par shares, insofar as

PROPOSAL #11.: Renewal of the authorization to                   ISSUER            YES             FOR                  FOR

acquire own shares, the Company shall be authorized

to acquire own shares of up to 10% of its share

capital, at a price neither more than 10% above, nor

more than 20% below, the market price of the shares,

on or before 05 MAY 2015, the Board of Managing

Directors shall be authorized to offer the shares on

the stock exchange or to all shareholders, to dispose

 of the shares in a manner other than the stock

exchange or by way of a rights offering if the shares

 are sold at a price not materially below their

market price, to use the shares in connection with

mergers and acquisitions or for satisfying option and

 conversion rights, and to retire the shares

PROPOSAL #12.: Authorization to acquire own shares by        ISSUER            YES             FOR                  FOR

 using derivatives in connection with item 11, the

Company shall also be authorized to acquire own

shares by using derivatives at a price neither more

than 10% above, nor more than 20% below, the market

price of the shares, the authorization shall be

limited to up to 5% of the share capital

PROPOSAL #13.: Resolution on the conversion of the            ISSUER            YES             FOR                  FOR

bearer shares of the Company into registered shares

and the corresponding amendments to the Articles of

association and resolutions of shareholders meetings

PROPOSAL #14.: Appointment of auditors a] Audit of            ISSUER            YES             FOR                  FOR

the financial statements for the 2010 FY: KPMG AG,

Frankfurt b] Review of the interim financial

statements for the first half of the 2010 FY: KPMG

AG, Frankfurt

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADMIRAL GROUP

  TICKER:                  N/A                 CUSIP:   G0110T106

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements and the        ISSUER            YES             FOR                  FOR

 reports of the Directors and the Auditors for the YE

 31 DEC 2009

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3: Re-election of  Alastair Lyons  Non-               ISSUER            YES             FOR                  FOR

Executive Director  as a Director and Chairman of the

 Company

PROPOSAL #4: Re-election of  Martin Jackson  Non-               ISSUER            YES             FOR                  FOR

Executive Director  as a Director of the Company

PROPOSAL #5: Re-election of  Keith James  Non-                    ISSUER            YES             FOR                  FOR

Executive Director  as a Director of the Company

PROPOSAL #6: Re-election of  Margaret Johnson  Non-           ISSUER            YES             FOR                  FOR

executive Director   as a Director of the Company

PROPOSAL #7: Re-election of  Lucy Kellaway  Non-                ISSUER            YES             FOR                  FOR

Executive Director   as a Director of the Company

PROPOSAL #8: Re-appointment of KPMG Audit plc as the         ISSUER            YES             FOR                  FOR

Auditors of the Company from the conclusion of this

meeting until the conclusion of the next general

meeting at which accounts are laid

PROPOSAL #9: Authorize the Directors to determine the        ISSUER            YES             FOR                  FOR

 remuneration of KPMG Audit Plc

PROPOSAL #S.10: Amend the Company's Senior Executive         ISSUER            YES             FOR                  FOR

Restricted Share Plan the RSP  to the   effect that

the maximum number of shares in respect of which

awards are       granted to the grantee  valued

according to their Market Value on their

Respective Commencement Dates  in any FY shall be

increased from GBP 400,000  to GBP 1,000,000 or, if

lower, 600% of the qualifying employee's basic annual

 salary at the rate of salary which applies on the

commencement date of the    new award

PROPOSAL #11: Authorize the directors in accordance          ISSUER             NO              N/A                  N/A

with Section 551 Companies Act 2006  CA 2006  to

exercise all the powers of the Company to allot

shares in the Company and to grant rights to

subscribe for, or to convert any security into,

shares in the Company i) up to an aggregate nominal

amount GBP 88,900 and ii) comprising equity

securities  within the meaning of Section 560 CA 2006

  up to a further aggregate nominal amount of GBP

88,900 in connection with a rights issue a) ordinary

shareholders in proportion  as nearly or may be

PROPOSAL #S.12: Authorize the Directors, pursuant to         ISSUER            YES             FOR                  FOR

Section 570 and 573 CA 2006, to allot equity

securities  within the meaning of Section 560 CA 2006

  for cash and/or to allot equity securities where

such allotment constitutes an allotment of securities

 by virtue of Section 560 CA 2006, as if Section 561

1  CA 2006 did not apply to any such allotment,

provided that this power shall be limited to the

allotment of equity securities: pursuant to the

authority conferred by sub-paragraph  i  and/or sub-

paragraph  ii  of resolution 11 above, in connection

with an offer of such securities by way of a rights

issue in favour of holders of ordinary shares in the

Company where the equity securities respectively

attributable to the interests of all such holders are

 proportionate  as nearly

PROPOSAL #S.13: Authorize the Company, pursuant to            ISSUER            YES             FOR                  FOR

and in accordance with Section 701 CA 2006, to make

one or more market purchases  within the meaning of

Section 693 4  of the CA 2006  on the London Stock

Exchange of ordinary shares of 0.1p in the capital of

 the Company  ordinary shares  provided that: the

maximum aggregate number of ordinary shares

authorized to be purchased is 13,339,361 representing

 5.00 % of the issued ordinary shares capital ; the

minimum price may be paid for an ordinary share is

the nominal value of such share the maximum price

which may be paid for an ordinary share is an amount

equal to 105% of the average of the middle market

quotations for an ordinary share as derived from the

London Stock Exchange Daily Official List

PROPOSAL #S.14: Approve to consider that a general            ISSUER            YES             FOR                  FOR

meeting other than an AGM may be called on not less

than 14 clear days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AEGON N.V.

  TICKER:                  AEG                 CUSIP:   007924103

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #3C: ANNUAL ACCOUNTS 2009: PROPOSAL TO ADOPT        ISSUER            YES             FOR                  FOR

 THE ANNUAL ACCOUNTS 2009

PROPOSAL #05: PROPOSAL TO RELEASE THE MEMBERS OF THE         ISSUER            YES             FOR                  FOR

EXECUTIVE BOARD FROM LIABILITY FOR THEIR DUTIES

PROPOSAL #06: PROPOSAL TO RELEASE THE MEMBERS OF THE         ISSUER            YES             FOR                  FOR

SUPERVISORY BOARD FROM LIABILITY FOR THEIR DUTIES

PROPOSAL #07: PROPOSAL TO APPOINT THE INDEPENDENT              ISSUER            YES             FOR                  FOR

AUDITOR

PROPOSAL #08: PROPOSAL TO AMEND THE ARTICLES OF                 ISSUER            YES             FOR                  FOR

ASSOCIATION OF THE COMPANY

PROPOSAL #09: PROPOSAL TO ADOPT A NEW EXECUTIVE BOARD        ISSUER            YES             FOR                  FOR

 REMUNERATION POLICY

PROPOSAL #10: PROPOSAL TO ADOPT AMENDMENTS TO THE              ISSUER            YES             FOR                  FOR

SUPERVISORY BOARD REMUNERATION POLICY

PROPOSAL #11: PROPOSAL TO REAPPOINT MR. K.J. STORM TO        ISSUER            YES             FOR                  FOR

 THE SUPERVISORY BOARD

PROPOSAL #12: PROPOSAL TO AUTHORIZE THE EXECUTIVE              ISSUER            YES             FOR                  FOR

BOARD TO ISSUE COMMON SHARES

PROPOSAL #13: PROPOSAL TO AUTHORIZE THE EXECUTIVE              ISSUER            YES             FOR                  FOR

BOARD TO RESTRICT OR EXCLUDE PRE-EMPTIVE RIGHTS UPON

ISSUING COMMON SHARES

PROPOSAL #14: PROPOSAL TO AUTHORIZE THE EXECUTIVE              ISSUER            YES             FOR                  FOR

BOARD TO ISSUE COMMON SHARES UNDER INCENTIVE PLANS

PROPOSAL #15: PROPOSAL TO AUTHORIZE THE EXECUTIVE              ISSUER            YES             FOR                  FOR

BOARD TO ACQUIRE SHARES IN THE COMPANY

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AEGON NV

  TICKER:                  N/A                 CUSIP:   N00927298

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2: Presentation on the course of business          ISSUER             NO              N/A                  N/A

and significant events in 2009

PROPOSAL #3.1: Annual report of 2009                                     ISSUER             NO              N/A                  N/A

PROPOSAL #3.2: Corporate Governance Chapter in the            ISSUER             NO              N/A                  N/A

annual report 2009

PROPOSAL #3.3: Adopt the annual accounts 2009                      ISSUER            YES             FOR                  FOR

PROPOSAL #4: Dividend of 2009                                                  ISSUER             NO              N/A                  N/A

PROPOSAL #5: Approve to release the Members of the            ISSUER            YES             FOR                  FOR

Execute Board from liability for their duties

PROPOSAL #6: Approve to release the Members of the            ISSUER            YES             FOR                  FOR

Supervisory Board from liability for their duties

PROPOSAL #7: Appointment of the Independent Auditor           ISSUER            YES             FOR                  FOR

PROPOSAL #8: Amend the Articles of Association of the        ISSUER            YES             FOR                  FOR

 Company

PROPOSAL #9: Adopt a New Executive Board Remuneration        ISSUER            YES             FOR                  FOR

 Policy

PROPOSAL #10: Adopt the amendments to the Supervisory        ISSUER            YES             FOR                  FOR

 Board Remuneration Policy

PROPOSAL #11: Re-appoint Mr. K.J. Storm to the                   ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #12: Authorize the Executive Board to issue         ISSUER            YES             FOR                  FOR

common shares

PROPOSAL #13: Authorize the Executive Board to                   ISSUER            YES             FOR                  FOR

restrict or exclude pre-emptive rights upon issuing

common shares

PROPOSAL #14: Authorize the Executive Board to issue         ISSUER            YES             FOR                  FOR

common shares under incentive plans

PROPOSAL #15: Authorize the Executive Board to                   ISSUER            YES             FOR                  FOR

acquire shares in the Company

PROPOSAL #16: Retirement of Mr. D.G. Eustace as a              ISSUER             NO              N/A                  N/A

Member of the Supervisory Board

PROPOSAL #17: Any other business                                            ISSUER             NO              N/A                  N/A

PROPOSAL #18: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AEROPORTS DE PARIS ADP, PARIS

  TICKER:                  N/A                 CUSIP:   F00882104

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual Company accounts            ISSUER            YES             FOR                  FOR

for the year ending 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the year ending 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for the year ending 31 DEC 2009 and setting of the

dividend

PROPOSAL #O.4: Approve the agreements, specified in          ISSUER            YES             FOR                  FOR

Article L. 225-38 of the Code du Commerce  Commercial

 Code

PROPOSAL #O.5: Approve the agreements specified in            ISSUER            YES             FOR                  FOR

Article L. 225-38 of the Code du Commerce

PROPOSAL #O.6: Approve the agreement specified in              ISSUER            YES             FOR                  FOR

Article L. 225-42-1 of the Code du Commerce

PROPOSAL #O.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

operate on Company shares

PROPOSAL #E.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide, maintaining the preferential subscription

right, (i) to increase capital stock by issuing

ordinary shares or tangible assets, granting access

to the Company's capital stock or that of the

Company's subsidiaries or (ii) to issue tangible

assets granting access to the allocation of debt

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide, with suppression of the preferential

subscription right through a public offer, (i) to

increase capital stock by issuing ordinary shares or

tangible assets, granting access to the Company's

capital stock or that of the Company's subsidiaries

or (ii) to issue tangible assets granting access to

the allocation of debt securities

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide, with suppression of the preferential

subscription right, through a private placement offer

 (i) to increase capital stock by issuing ordinary

shares or tangible assets, granting access to the

Company's capital stock or that of the Company's

subsidiaries or (ii) to issue tangible assets

granting access to the allocation of debt securities

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of securities to be issued in the

 event of an increase in capital stock, with or

without a preferential subscription right

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide to increase capital stock by incorporating

premia, reserves, profits or other items

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide to increase capital stock by issuing shares or

 tangible assets granting access to capital stock

reserved for members of Company savings plans with

suppression of the preferential subscription right

held by these people

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue various tangible assets in the event of a

public offer initiated by the Company

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

go ahead and issue various ordinary shares or

tangible assets to remunerate contributions in kind

given to the Company within a limit of 10% of capital

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce capital stock by canceling shares

PROPOSAL #E.17: Amend the Article 9 of the Articles          ISSUER            YES         AGAINST           AGAINST

of Association

PROPOSAL #E.18: Amend the Article 13 of the Articles         ISSUER            YES             FOR                  FOR

of Association

PROPOSAL #E.19: Grant powers for the formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AIR FRANCE - KLM, ROISSY CHARLES DE GAULLE

  TICKER:                  N/A                 CUSIP:   F01699135

  MEETING DATE:      7/9/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the corporate financial                   ISSUER            YES             FOR                  FOR

statements for the FYE 31 MAR 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE 31 MAR 2009

PROPOSAL #O.3: Approve the appropriation of net                 ISSUER            YES             FOR                  FOR

income for the FYE 31 MAR 2009

PROPOSAL #O.4: Approve the related-party agreements          ISSUER            YES             FOR                  FOR

and commitments

PROPOSAL #O.5: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

perform operations in the Company's Shares

PROPOSAL #E.6: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

issue ordinary shares and other securities giving

access to the Company's share capital, while

maintaining the preferential subscription right for

shareholders

PROPOSAL #E.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

issue ordinary shares and other securities giving

access to the Company's share capital, without

preferential subscription rights for shareholders

PROPOSAL #E.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

increase the amount of the initial issue in the event

 of a capital increase with or without preferential

subscription rights

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

proceed with a capital increase of up to 10% of the

share capital to remunerate contributions in kind

granted to the company and constituted of shares or

securities giving rights to the capital of another

Company

PROPOSAL #E.10: Authorize the Board of Directors                ISSUER            YES             FOR                  FOR

enabling it to proceed with a capital increase by

capitalization of reserves, profits, premiums or

other amounts eligible for capitalization

PROPOSAL #E.11: Grant authority to proceed with                 ISSUER            YES         AGAINST           AGAINST

capital increases reserved to members of a Company or

 Group savings scheme

PROPOSAL #E.12: Grant powers to accomplish formalities      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AKZO NOBEL NV

  TICKER:                  N/A                 CUSIP:   N01803100

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2: Report of the Board of Management for            ISSUER             NO              N/A                  N/A

the FY 2009

PROPOSAL #3.A: Adopt the 2009 financial Statements of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #3.B: Allocation of profit                                       ISSUER             NO              N/A                  N/A

PROPOSAL #3.C: Discussion on the dividend policy                ISSUER             NO              N/A                  N/A

PROPOSAL #3.D: Adopt the dividend for the FY 2009 at         ISSUER            YES             FOR                  FOR

EUR 1.35 per common share, this represents a pay out

ratio of 57% relative to the net income before

incidentals and fair value adjustments for the ICI

acquisition; the interim dividend of EUR 0.30 was

paid in November 2009 and the final dividend payment

of EUR 1.05 will be paid on 11 MAY 2010

PROPOSAL #3.E: Governance statement                                       ISSUER             NO              N/A                  N/A

PROPOSAL #4.A: Grant discharge from liability of the         ISSUER            YES             FOR                  FOR

Members of the Board of Management in office in 2009

for the performance of their duties in 2009

PROPOSAL #4.B: Grant discharge from liability of the         ISSUER            YES             FOR                  FOR

Members of the Supervisory Board in the office on

2009 for the performance of their duties in 2009

PROPOSAL #5.A: Re-appoint Mr. K. Vuursteen to the              ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.B: Re-appoint Mr. A. Burgmans to the                ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.C: Re-appoint Mr. L. R. Hughes to the              ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #6: Amend the remunerations Policy                        ISSUER            YES             FOR                  FOR

introduction of a Claw Back provision

PROPOSAL #7.A: Authorize the Board Management to                ISSUER            YES             FOR                  FOR

issue shares

PROPOSAL #7.B: Authorize the Board Management to                ISSUER            YES             FOR                  FOR

restrict or exclude the pre-emptive rights of

shareholders

PROPOSAL #8: Authorize the Board of Management to              ISSUER            YES             FOR                  FOR

acquire common shares in the share capital of the

Company on behalf of the Company

PROPOSAL #9: Amend the Articles of Association of the        ISSUER            YES             FOR                  FOR

 Company

PROPOSAL #10: Any other business                                            ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALCATEL-LUCENT, PARIS

  TICKER:                  N/A                 CUSIP:   F0191J101

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Company's accounts for the          ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #2: Approve the consolidated accounts for            ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #3: Approve the allocation of the result for        ISSUER            YES             FOR                  FOR

 the FY

PROPOSAL #4: Re-appointment of Mr. Philippe Camus' as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #5: Re-appointment of Mr. Ben Verwaayen's as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #6: Re-appointment of Mr. Daniel Bernard's          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #7: Re-appointment of Mr. W. Frank Blount's         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #8: Re-appointment of Mr. Stuart E.                       ISSUER            YES             FOR                  FOR

Eizenstat's as a Director

PROPOSAL #9: Re-appointment of Mr. Louis R. Hughes'          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #10: Re-appointment of Mr. Jean C. Monty's          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #11: Re-appointment of Mr. Olivier Piou's as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #12: Approve the nomination of Mrs. Carla            ISSUER            YES             FOR                  FOR

Cico as a Director

PROPOSAL #13: Approve to setting the amount of the            ISSUER            YES             FOR                  FOR

attendance fees allotted to the Directors

PROPOSAL #14: Re-appointment of Mr. Jean-Pierre                 ISSUER            YES             FOR                  FOR

Desbois as a Non-executive Director

PROPOSAL #15: Approve the nomination of Mr. Bertrand         ISSUER            YES             FOR                  FOR

Lapraye as a Non-executive Director

PROPOSAL #16: Approve the regulated agreement and              ISSUER            YES             FOR                  FOR

commitments whose performance has continued during

the FY

PROPOSAL #17: Approve the Other benefits commitments         ISSUER            YES             FOR                  FOR

regulated by Article L. 225-42-1 of the Code de

Commerce given to the Chairman of the Board of

Directors

PROPOSAL #18: Approve the Other benefits and                       ISSUER            YES             FOR                  FOR

Retirement commitments regulated by Article L. 225-

42-1 of the Code de Commerce given to the CEO

PROPOSAL #19: Ratify the transfer of the Headquarters        ISSUER            YES             FOR                  FOR

PROPOSAL #20: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

allow the Company to trade in its own shares

PROPOSAL #E.21: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the Company's authorized capital by cancelling

 shares held by the Company

PROPOSAL #E.22: Approve the delegation of powers to          ISSUER            YES             FOR                  FOR

be given to the Board of Directors to decide to issue

 ordinary shares in the Company and any transferable

securities giving access immediately or at some

future date to the authorized capital of the Company

or of its affiliated Companies, with the preferential

 right of subscription maintained

PROPOSAL #E.23: Approve the delegation of powers to          ISSUER            YES             FOR                  FOR

be given to the Board of Directors to decide to

issue; i) ordinary shares in the Company and any

transferable securities giving access immediately or

at some future date to the authorized capital of the

Company or of its affiliated Companies or; ii)

ordinary shares in the Company to which transferable

securities to be issued by subsidiaries will give an

entitlement, including for the purpose of paying for

securities which will be contributed in the context

of a public exchange offer, with the preferential

right of subscription cancelled

PROPOSAL #E.24: Approve the delegation of powers to          ISSUER            YES             FOR                  FOR

be given to the Board of Directors to issue, by means

 of a private placement offer regulated by Article L.

 411-2 II of the Code monetaire et financier,

ordinary shares in the Company and transferable

securities giving access immediately or at some

future date to ordinary shares in the Company or in

its affiliated companies, with the preferential right

 of subscription cancelled

PROPOSAL #E.25: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of increasing the number of transferable

securities to be issued in the event of a capital

increase pursuant to the 22nd, 23rd and 24th

resolutions, with  or without  the preferential right

 of subscription

PROPOSAL #E.26: Approve the delegation of powers to          ISSUER            YES             FOR                  FOR

be given to the Board of Directors to decide on an

increase to the authorized capital, in order to pay

for contributions in kind granted to the Company and

consisting of equity securities or transferable

securities giving access to the authorized capital of

 other Companies

PROPOSAL #E.27: Approve the overall capital on the            ISSUER            YES             FOR                  FOR

amount of issues made pursuant to the 22nd, 23rd,

24th, 25th and 26th resolutions

PROPOSAL #E.28: Approve the delegation of powers to          ISSUER            YES             FOR                  FOR

be given to the Board of Directors to increase the

authorized capital by incorporation of reserves,

profits or bonuses

PROPOSAL #E.29: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of awarding existing or future

performance shares to employees and executive

directors whose pay is conditional on performance

PROPOSAL #E.30: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

grant share subscription or share purchase options to

 employees and executive directors

PROPOSAL #E.31: Approve the delegation of powers to          ISSUER            YES             FOR                  FOR

be given to the Board of Directors to decide to

increase the authorized capital by issuing shares

reserved for members of a corporate Personal Equity

Plan or assignment to the latter of shares or other

transferable securities giving access to the

authorized capital

PROPOSAL #E.32: Amend the term of office for                       ISSUER            YES             FOR                  FOR

Directors laid down in Article 13 of the Articles of

Association and to the term of office for Non-

executive Directors laid down in Article 14 of the

PROPOSAL #E.33: Approve the powers for the required          ISSUER            YES             FOR                  FOR

formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALFA LAVAL AB, LUND

  TICKER:                  N/A                 CUSIP:   W04008152

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Appointment of Anders Narvinger as a              ISSUER            YES             FOR                  FOR

Chairman of the AGM 2010

PROPOSAL #3: Approve the voting register                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the agenda for the meeting                  ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of one or two persons to attest        ISSUER            YES             FOR                  FOR

 the minutes

PROPOSAL #6: Approve to determine that the meeting            ISSUER            YES             FOR                  FOR

has been duly convened

PROPOSAL #7: Approve the statement by the Managing            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8: Receive the report on the work of the            ISSUER            YES             FOR                  FOR

Board of Directors and the Committees of the Board of

 Directors

PROPOSAL #9: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the Auditor's report as well as the consolidated

annual report and the Auditor's report for the Group

as well as the Auditor's report regarding compliance

with the guidelines for the compensation to senior

management adopted at the AGM held in 2009

PROPOSAL #10.A: Adopt the income statement and the            ISSUER            YES             FOR                  FOR

balance sheet and the consolidated income statement

and the consolidated balance sheet

PROPOSAL #10.B: Approve the allocation of the                     ISSUER            YES             FOR                  FOR

Company's profit in an amount of SEK 2.50 per share

for 2009 in accordance with this proposal; Euroclear

Sweden AB is expected to pay the distribution on

Tuesday 04 MAY 2010, if the meeting resolves on this

proposal and that record date for distribution of

profits shall be 04 APR 2010

PROPOSAL #10.C: Grant discharge from the liability to        ISSUER            YES             FOR                  FOR

 the Members of the Board of Directors and Managing

Director

PROPOSAL #11: Receive the report on the work of the          ISSUER            YES             FOR                  FOR

Nomination Committee

PROPOSAL #12: Approve to determine the number of                ISSUER            YES             FOR                  FOR

Members of the Board of Directors at eight without

Deputy Members

PROPOSAL #13: Approve a total of SEK 3,060,000 to be         ISSUER            YES             FOR                  FOR

distributed among the Members of the Board of

Directors who are elected by the meeting and not

employed by the Company as follows: Chairman of the

Board of Directors: SEK 900,000, and other Members of

 the Board of Directors SEK 360,000; that the

compensations to the Members of the Board of

Directors who are elected by the AGM and who are not

employed by the Company, that the specified

compensations shall be distributed to the Members who

 are Chairman or Members of the Committees'

Mentioned; and that the compensation to the Auditors

to be paid as per approved invoice

PROPOSAL #14: Re-elect Gunilla Berg, Bjorn Hagglund,         ISSUER            YES             FOR                  FOR

Anders Narvinger, Finn Rausing, Jorn Rausing, Lars

Renstrom and Ulla Litzen as the Board Members;

election of Arne Frank as a Board Member

PROPOSAL #15: Approve the guidelines for compensation        ISSUER            YES             FOR                  FOR

 to the Senior Management

PROPOSAL #16: Approve the resolution on the                        ISSUER            YES             FOR                  FOR

Nomination Committee for the next AGM

PROPOSAL #17: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

purchase shares in the Company not more than to an

amount corresponding to a maximum of 5% of all shares

 in the Company, purchase shall be made on the NASDAQ

 OMX Stockhlom at a price within the registered price

 interval form time to time

PROPOSAL #18: Other matters                                                     ISSUER             NO              N/A                  N/A

PROPOSAL #19: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALLEANZA ASSICURAZIONI SPA, MILANO

  TICKER:                  N/A                 CUSIP:   T02772134

  MEETING DATE:      7/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the merger for incorporation            ISSUER             NO              N/A                  N/A

into Aassicurazioni Generali SPA of Alleanza

Assicurazioni SPA and Toro Assicurazioni SPA, subject

 to prior spin off of the whole insurance business of

 Toro Assicurazioni SPA and of a line of the

insurance business of Alleanza Assicurazioni SPA in

favor of Alleanza toro SPA; consequent and related

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALLIANZ SE, MUENCHEN

  TICKER:                  N/A                 CUSIP:   D03080112

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the approved Annual              ISSUER             NO              N/A                  N/A

Financial Statements and the approved Consolidated

Financial Statements as at December 31, 2009, and of

the Management Reports for Allianz SE and for the

Group, the Explanatory Reports on the information

pursuant to Paragraph 289 (4), Paragraph 315 (4) and

Paragraph 289 (5) of the German Commercial Code

(Handelsgesetzbuch) as well as the Report of the

Supervisory Board for the fiscal year 2009

PROPOSAL #2.: Appropriation of net earnings                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approval of the actions of the members         ISSUER            YES             FOR                  FOR

of the Management Board

PROPOSAL #4.: Approval of the actions of the members         ISSUER            YES             FOR                  FOR

of the Supervisory Board

PROPOSAL #5.: By-election to the Supervisory Board             ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the Management Board members of Allianz SE

PROPOSAL #7.: Creation of an Authorized Capital                 ISSUER            YES             FOR                  FOR

2010/I, cancellation of the Authorized Capital 2006/I

 and corresponding amendment to the Statutes

PROPOSAL #8.: Creation of an Authorized Capital                 ISSUER            YES             FOR                  FOR

2010/II for the issuance of shares to employees,

cancellation  of the Authorized Capital 2006/II and

corresponding amendment to the Statutes

PROPOSAL #9.: Approval of a new authorization to                ISSUER            YES             FOR                  FOR

issue bonds carrying conversion and/or option rights

as well as convertible participation rights, creation

 of a Conditional Capital 2010, cancellation of the

current authorization to issue bonds carrying

conversion and/or option rights, cancellation of the

Conditional Capital 2006 and corresponding amendment

to the Statutes

PROPOSAL #10.: Authorization to acquire treasury                ISSUER            YES             FOR                  FOR

shares for trading purposes

PROPOSAL #11.: Authorization to acquire and utilize          ISSUER            YES             FOR                  FOR

treasury shares for other purposes

PROPOSAL #12.: Authorization to use derivatives in            ISSUER            YES             FOR                  FOR

connection with the acquisition of treasury shares

pursuant to Paragraph 71 (1) no. 8 of the German

Stock Corporation Act (Aktiengesetz)

PROPOSAL #13.: Approval of control and profit                     ISSUER            YES             FOR                  FOR

transfer agreement between Allianz SE and Allianz

Common Applications and Services GmbH

PROPOSAL #14.: Approval of control and profit                     ISSUER            YES             FOR                  FOR

transfer agreement between Allianz SE and AZ-Argos 45

 Vermoegensverwaltungsgesellschaft mbH

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALPHA BK S A

  TICKER:                  N/A                 CUSIP:   X1687N119

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Submission for approval of the annual          ISSUER             NO              N/A                  N/A

financial statements as of 31.12.2009, along with the

 relevant reports of the Board of Directors and the

Auditors, as well as the distribution of profits

PROPOSAL #2.: Discharge of the Board of Directors and        ISSUER             NO              N/A                  N/A

 the Auditors from any liability for the financial

year 2009

PROPOSAL #3.: Election of Auditors, regular and                 ISSUER             NO              N/A                  N/A

alternate, for the financial year 2010 and approval

of their remuneration

PROPOSAL #4.: Election of a new Board of Directors            ISSUER             NO              N/A                  N/A

due to the expiry of its tenure, appointment of

Independent Members, as well as of Members of the

Audit Committee in accordance with Article 37 of Law

3693/2008

PROPOSAL #5.: Approval of the Board of Directors' fees      ISSUER             NO              N/A                  N/A

PROPOSAL #6.: Renewal and approval of a share buy-             ISSUER             NO              N/A                  N/A

back programme in accordance with article 16 of

Codified Law 2190/1920, on the suspensive condition

that the existing (article 28 paragraph 2 of Law

3756/2009) and/or future restrictions on the

implementation of a share buy-back programme be

PROPOSAL #7.: Supplement, for clarification purposes,        ISSUER             NO              N/A                  N/A

 of Article 5, Paragraph 4 of the Articles of

Incorporation, on the authority granted to increase

the share capital through issuance of a single

category of shares only (Article 13 Paragraph 7 of

Codified Law 2190/1920)

PROPOSAL #8.: Grant of authorization, according to            ISSUER             NO              N/A                  N/A

Article 23, Paragraph 1 of Codified Law 2190/1920, to

 the Members of the Board of Directors, the General

Management as well as to Managers, to participate in

the Board of Directors or in the Management of Group

Companies having similar purposes

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALSTOM

  TICKER:                  N/A                 CUSIP:   F0259M475

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and          ISSUER            YES             FOR                  FOR

transactions for the FYE on 31 MAR 2010

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE on 31 MAR 2009

PROPOSAL #O.3: Approve the allocation of income                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approve the special report of the                ISSUER            YES             FOR                  FOR

Statutory Auditors on the regulated Agreements and

undertakings

PROPOSAL #O.5: Approve the renewal of Mr. Olivier              ISSUER            YES         AGAINST           AGAINST

Bouygues' term as Board Member

PROPOSAL #O.6: Approve the renewal of term of the              ISSUER            YES         AGAINST           AGAINST

Company Bouygues as Board Member

PROPOSAL #O.7: Approve the renewal of Mr. Georges              ISSUER            YES             FOR                  FOR

Chodron de Courcel as term as Board Member

PROPOSAL #O.8: Appointment of Mrs. Lalita D. Gupte as        ISSUER            YES             FOR                  FOR

 a Board Member

PROPOSAL #O.9: Appointment of Mrs. Katrina Landis as         ISSUER            YES             FOR                  FOR

a Board Member

PROPOSAL #O.10: Approve to determine the amount for          ISSUER            YES             FOR                  FOR

the attendance allowances

PROPOSAL #O.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

proceed with transactions on the Company's own shares

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing shares and any

securities giving access to shares of the Company or

of one of its subsidiaries with preferential

subscription rights and/or by incorporation of

premiums, reserves, profits or other funding for a

maximum nominal amount of capital increase of EUR 600

 million, that is about 29.2% of the capital, with

allocation on this amount of those set under the 13th

 and 16th Resolutions

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing shares and any

securities giving access to shares of the Company or

of one of its subsidiaries with cancellation of

preferential subscription rights for a maximum

nominal amount of capital of EUR 300 million, that is

 about 14.6% of the capital, with allocation of this

amount on the one set under the 12th Resolution and

allocation on this amount of the one set under the

14th Resolution

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital within the limit of 10% in

consideration for the contributions in kind as equity

 securities or securities giving access to the

capital with allocation of this amount on those set

under the 12th and 13th Resolutions

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing shares or

securities giving access to shares of the Company

reserved for Members of a Company savings plan within

 the limit of 2% of the capital with allocation of

this amount on the one set under the 12th Resolution

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital with cancellation of

preferential subscription rights of the shareholders

in favor of a given category of beneficiaries

allowing the employees of foreign subsidiaries of the

 Group to benefit from an employee savings plan

similar to the one offered under the previous

resolution within the limit of 0.5% of the capital

with allocation of this amount on those set in the

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out free allocations of shares existing or to

be issued within the limit of 1% of the capital with

allocation of this amount on the one set under the

18th Resolution, of which a maximum of 0.02% may be

allocated to the corporate officers of the Company

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

grant options to subscribe for or purchase shares of

the Company within the limit of 2.5% of the capital

minus any amounts allocated under the 17th resolution

 of which a maximum of 0.10 % may be allocated to

corporate officers

PROPOSAL #E.19: Amend the Article 7 of the Statutes           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #E.20: Powers to carry through the decisions        ISSUER            YES             FOR                  FOR

 of the General Meeting and accomplish the formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMEC PLC

  TICKER:                  N/A                 CUSIP:   G02604117

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the accounts and the reports of         ISSUER            YES             FOR                  FOR

the Directors and the Auditors for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the Directors remuneration report      ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the remuneration policy set out         ISSUER            YES             FOR                  FOR

in the Director's remuneration report

PROPOSAL #5: Reelection of Mr J M Green Armytage as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #6: Reelection of Mr'S Y Brikho as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Appointment of Ernst and Young LLP as            ISSUER            YES             FOR                  FOR

the Auditors

PROPOSAL #8: Authorize the Directors to fix the                 ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #S.9: Amend the Articles of Association as          ISSUER            YES             FOR                  FOR

referred to in the notice of meeting

PROPOSAL #10: Authorize the Directors to allot shares        ISSUER            YES             FOR                  FOR

 or to grant rights to subscribe for or to convert

any security into shares

PROPOSAL #S.11: Approve the disapplication of Section        ISSUER            YES             FOR                  FOR

 561(1) of the Companies Act 2006

PROPOSAL #S.12: Authorize the Company to make                     ISSUER            YES             FOR                  FOR

purchases of its own shares

PROPOSAL #S.13: Approve the notice of general meetings      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANGLO AMERN PLC

  TICKER:                  N/A                 CUSIP:   G03764134

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements of the         ISSUER            YES             FOR                  FOR

Company and the group and the reports of the

Directors and Auditors for the YE 31 DEC 2009

PROPOSAL #2: Election of Sir Philip Hampton as a                ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #3: Election of Ray O'Rourke as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #4: Election of Sir John Parker as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5: Election of Jack Thompson as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #6: Re-election of Cynthia Carroll as a                ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #7: Re-election of Nicky Oppenheimer as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #8: Re-appointment of Deloitte LLP as the            ISSUER            YES             FOR                  FOR

Auditors of the Company for the ensuing year

PROPOSAL #9: Authorize the Directors to determine the        ISSUER            YES             FOR                  FOR

 remuneration of the Auditors

PROPOSAL #10: Approve the Director's remuneration              ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009 set out in the annual

report

PROPOSAL #11: Approve that the authority conferred on        ISSUER            YES             FOR                  FOR

 the Directors by Article 9.2 of the Company's new

Articles  as defined in Resolution 14   to be adopted

 at the conclusion of this AGM pursuant to Resolution

 14  be renewed upon the new Articles becoming

effective for the period ending at the end of the AGM

 in 2011 or on 30 JUN 2011, whichever is the earlier

and for such period the Section 551 amount shall be

USD 72.3 million; such authority shall be in

substitution for all previous authorities pursuant to

 section 551 of the Companies Act 2006

PROPOSAL #S.12: Approve, subject to the passing of            ISSUER            YES             FOR                  FOR

Resolution 11 above, to renew the power conferred on

the Directors by Article 9.3 of the Company's New

Articles  to be adopted at the conclusion of the AGM

pursuant to Resolution 14  upon the New Articles

becoming effective for the period referred to in such

 resolution and for such period the Section 561

amount shall be USD 36.1 million; such authority

shall be in substitution for all previous powers

pursuant to Section 561 of the Companies Act 2006

PROPOSAL #S.13: Authorize the Company, pursuant to            ISSUER            YES             FOR                  FOR

Section 701 of the Companies Act 2006, to make market

 purchases  with in the meaning of Section 693 of the

 Companies Act 2006  of ordinary shares of 54 86/91

US cents each in the capital of the Company provided

that, the maximum number of ordinary shares of 54

86/31 US cents each in the capital of the Company to

be acquired is 197.3 million, at a minimum price

which may be paid for an ordinary share is 54 86/91

US cents and the maximum price which may be paid for

an ordinary share is an amount equal to the higher of

 105% of the average of the middle market quotation

for an ordinary share, as derived from the London

Stock Exchange Daily Official List, CONTD

PROPOSAL #S.14: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company's Memorandum of Association by virtue of

Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and adopt the Articles of Association of

 the Company to the meeting and initialed by the

Chairman of the meeting for the purpose of

identification  the 'New Articles'  in substitution

for, and to the exclusion of the existing Articles of

 Association

PROPOSAL #S.15: Approve that a general meeting other         ISSUER            YES             FOR                  FOR

than the AGM may be called on not less than 14 clear

days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANHEUSER-BUSCH INBEV SA, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B6399C107

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Amend the Article 13, 3 of the                     ISSUER             NO              N/A                  N/A

Articles of Association in order to set the term of

the mandate of the Directors at 4 years, unless the

shareholders' meeting fixes a shorter term

PROPOSAL #A.2: Approve the insertion of a new Article        ISSUER             NO              N/A                  N/A

 36bis in the Articles of Association, as specified

PROPOSAL #A3.A: Special report by the Board of                   ISSUER             NO              N/A                  N/A

Directors on the issuance of subscription rights and

the exclusion of the preference right of the existing

 shareholders in favor of specific persons, drawn up

in accordance with Articles 583, 596 and 598 of the

Companies Code

PROPOSAL #A.3.B: Special report by the statutory                ISSUER             NO              N/A                  N/A

Auditor on the exclusion of the preference right of

the existing shareholders in favor of specific

persons, drawn up in accordance with Articles 596 and

 598 of the Companies Code

PROPOSAL #A.3.C: Approve to exclude the preference            ISSUER             NO              N/A                  N/A

right of the existing shareholders in relation to the

 issuance of subscription rights in favor of all

current Directors of the Company, as identified in

the report referred under resolution A.3.A

PROPOSAL #A.3.D: Approve the issuance of 215,000                ISSUER             NO              N/A                  N/A

subscription rights and determining their terms and

conditions (as such terms and conditions are appended

 to report referred under Resolution A.3.A ); the

main provisions of these terms and conditions can be

summarized as specified

PROPOSAL #A.3.E: Approve to increase the capital of          ISSUER             NO              N/A                  N/A

the Company, under the condition precedent and to the

 extent of the exercise of the subscription rights,

for a maximum amount equal to the number of

subscription rights multiplied by their exercise

price and allocation of the issuance premium to an

account not available for distribution

PROPOSAL #A.3.F: Grant powers to 2 Directors acting          ISSUER             NO              N/A                  N/A

jointly to have recorded by notarial deed the

exercise of the subscription rights, the

corresponding increase of the capital, the number of

new shares issued, the resulting modification to the

Articles of Association and the allocation of the

issuance premium to an account not available for

PROPOSAL #B.1: Management report by the Board of                ISSUER             NO              N/A                  N/A

Directors on the accounting YE on 31 DEC 2009

PROPOSAL #B.2: Report by the statutory Auditor on the        ISSUER             NO              N/A                  N/A

 accounting YE on 31 DEC 2009

PROPOSAL #B.3: Communication of the consolidated                ISSUER             NO              N/A                  N/A

annual accounts relating to the accounting YE on 31

DEC 2009, as well as the management report by the

Board of Directors and the report by the statutory

Auditor on the consolidated annual accounts

PROPOSAL #B.4: Approve the statutory annual accounts         ISSUER             NO              N/A                  N/A

relating to the accounting YE on 31 DEC 2009,

including the specified allocation of the result: EUR

 profit of the accounting year: EUR 6,378,211; profit

 carried forward from the preceding accounting year:

EUR 1,282,104; result to be allocated: 7,660,315;

deduction for the unavailable reserve: 37,085 gross

dividend for the shares: EUR 605,033; balance of

carried forward profit: 7,018,197

PROPOSAL #B.5: Grant discharge to the Directors for          ISSUER             NO              N/A                  N/A

the performance of their duties during the accounting

 YE on 31 DEC 2009

PROPOSAL #B.6: Grant discharge to the statutory                 ISSUER             NO              N/A                  N/A

Auditor for the performance of his duties during the

accounting YE on 31 DEC 2009

PROPOSAL #B.7.A: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

Director of Mr. Alexandre Van Damme, for a period of

4 years ending after the shareholders' meeting which

will be asked to approve the accounts for the year

PROPOSAL #B.7.B: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

a Director of Mr. Gregoire de Spoelberch, for a

period of 4 years ending after the shareholders'

meeting which will be asked to approve the accounts

for the year 2013

PROPOSAL #B.7.C: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

a Director of Mr. Carlos Alberto da Veiga Sicupira,

for a period of 4 years ending after the shareholders

 meeting which will be asked to approve the accounts

for the year 2013

PROPOSAL #B.7.D: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

a Director of Mr. Jorge Paulo Lemann, for a period of

 4 years ending after the shareholders' meeting which

 will be asked to approve the accounts for the year

2013; the Company's Corporate Governance Charter

provides that the term of office of the Directors

shall end immediately after the annual shareholders'

meeting following their 70th birthday, except as

approved by the Board of Directors in special cases;

the Board considers that an exception to such age

limit is justified for Mr. Lemann considering the key

 strategic role that he has played and continues to

play as one of the controlling shareholders of the

Company since its combination with AmBev   Companhia

de Bebidas das Americas

PROPOSAL #B.7.E: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

a Director of Mr. Roberto Moses Thompson Motta, for a

 period of 4 years ending after the shareholders'

meeting which will be asked to approve the accounts

for the year 2013

PROPOSAL #B.7.F: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

a Director of Mr. Marcel Herrmann Telles, for a

period of 4 years ending after the shareholders

meeting which will be asked to approve the accounts

PROPOSAL #B.7.G: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

a Independent Director of Mr. Jean-Luc Dehaene, for a

 period of 1 year ending after the shareholders

meeting which will be asked to approve the accounts

for the year 2010; the renewal of the mandate for

only 1 year is in line with the Company's Corporate

Governance Charter which provides that the term of

office of the Directors shall end immediately after

the shareholders' meeting following their 70th

birthday; Mr. Dehaene complies with the functional,

family and financial criteria of independence as

provided for in Article 526ter of the Companies Code

and in the Company's Corporate Governance Charter,

except for the requirement not to have been a Non-

Executive Director of the Company for more than 3

successive terms (Article 526ter, paragraph 1, 2);

except when legally required to apply the definition

of Article 526ter, paragraph 1, 2, the Board proposes

 to consider that Mr. Dehaene continues to qualify as

 Independent Director; the Board is of the opinion

that the quality and independence of the contribution

 of Mr. Dehaene to the functioning of the Board has

not been influenced by the length of his tenure; Mr.

Dehaene has acquired a superior understanding of the

Company's business, its underlying strategy and

specific culture and in light of his particular

experience, reputation and background it is in the

Company's best interests to renew him as an

Independent Director for an additional term of 1

year; moreover, Mr. Dehaene expressly stated and the

Board is of the opinion that he does not have any

relationship with any company which could compromise

PROPOSAL #B.7.H: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

an Independent Director of Mr. Mark Winkelman, for a

period of 4 years ending after the shareholders

meeting which will be asked to approve the accounts

for the year 2013; Mr. Winkelman complies with the

functional, family and financial criteria of

independence as provided for in Article 526ter of the

 Companies Code and in the Company's Corporate

Governance Charter; moreover, Mr. Winkelman expressly

 stated and the Board is of the opinion that he does

not have any relationship with any company which

could compromise his independence

PROPOSAL #B.8: Approve the recommendation of the                ISSUER             NO              N/A                  N/A

Audit Committee, for a period of 3 years ending after

 the shareholders' meeting which will be asked to

approve the accounts for the year 2012, as statutory

auditor of Pricewaterhouse Coopers, PWC, Woluwe

Garden, Woluwedal 18, B-1932 Sint-Stevens-Woluwe,

represented by Mr. Yves Vandenplas, reviseur

d'entreprises, and setting, in agreement with this

Company, its yearly remuneration to 52,000 Euro

PROPOSAL #B.9.A: Approve the remuneration report for         ISSUER             NO              N/A                  N/A

the FY 2009 (as specified in the 2009 annual report)

including the amended executive remuneration policy,

applicable as from 2010; such policy provides for the

 possibility of granting the annual incentive in the

form of shares that are immediately vested, subject

to a 5-year lock-up period; in addition, the

executive remuneration policy provides that the

company may also grant matching shares (in the form

of restricted stock units) and stock options, the

value of which can exceed 25% of the annual

remuneration and which vest after a period of five

years but without being subject to a specific

performance test. Special forfeiture rules apply to

matching shares and stock options in case of

termination of service before the end of the five-

year vesting period; the 2009 annual report and

remuneration report containing the executive

remuneration policy, can be reviewed as indicated at

PROPOSAL #B.9BA: Grant approximately 35 Executives of        ISSUER             NO              N/A                  N/A

 the Company and/or its majority-owned subsidiaries

of 5,732,542 options in DEC 2009 under the Dividend

Waiver Program as specified in the remuneration

report; each option gives the grantee the right to

purchase one existing share in the Company; the

exercise price of each option is EUR 33.24, which

corresponds to the fair value of the Company share at

 the time of granting of the options; the grant was

meant to allow for global mobility of Executives who

were relocated to the US while complying with all

legal and tax obligations with respect to outstanding

 options before 01 JAN 2010

PROPOSAL #B.9BB: Approve the exchange with                          ISSUER             NO              N/A                  N/A

approximately 15 Executives of the Company and/or its

 majority-owned subsidiaries of 4,084,770 options of

the NOV 2008 Exceptional Grant and 360,000 options of

 the APR 2009 Exceptional Grant against 2,764,302

million Anheuser-Busch InBev shares under the

Exchange Program as specified in the remuneration

report; the exchange was meant to allow for global

mobility of Executives who were relocated to the US

while complying with all legal and tax obligations

with respect to outstanding options before 01 JAN 2010

PROPOSAL #B.9BC: Approve to confirm the grant in DEC         ISSUER             NO              N/A                  N/A

2009 of 2,994,615 options to employees of Anheuser-

Busch Companies Inc. and/or its majority-owned

subsidiaries; each option will give the grantee the

right to purchase one existing share in the Company;

the exercise price of each option is EUR 35.705 which

 corresponds to the fair value of the Company share

at the time of granting of the options; the options

will become exercisable after 5 years and have a

lifetime of 10 years; this grant was made according

to a pre-merger obligation

PROPOSAL #B.9BD: Approve to confirm the grant in DEC         ISSUER             NO              N/A                  N/A

2009 of 1,626,069 Long Term Incentive Stock Options

to employees of the Company and/or its majority owned

 subsidiaries; each option gives the grantee the

right to purchase 1 existing share in the Company;

the exercise price of each option is EUR 35.90 which

corresponds to the fair value of the Company share at

 the time of granting of the options; the options

will become exercisable after 5 years and have a

lifetime of 10 years

PROPOSAL #B.9BE: Approve to confirm the grant in MAR         ISSUER             NO              N/A                  N/A

2010 of approximately 350,000 existing shares of the

Company and 1,200,000 matching restricted stock units

 to employees of the Company and/or its majority

owned subsidiaries; each share is subject to a 5-year

 lock-up period; each matching restricted stock unit

will vest only after a 5-year vesting period; this

grant was done in the framework of the new Share-

Based Compensation Plan of the Company as specified

in the Executive remuneration policy referred to in

resolution 9.A

PROPOSAL #B.10A: Approve, in accordance with Article         ISSUER             NO              N/A                  N/A

556 of the Companies Code, condition 7.5 of the terms

 & conditions (Change of Control Put) of the EUR

15,000,000,000 updated Euro Medium Term Note

Programme dated 24 FEB 2010 of the Company and

Brandbrew SA (the Issuers) and Deutsche Bank AG.,

London Branch, acting as Arranger (the Updated EMTN

Programme), which may be applicable in the case of

Notes issued under the Updated EMTN Programme and any

 other provision in the Updated EMTN Programme

granting rights to third parties which could affect

the Company's assets or could impose an obligation on

 the Company where in each case the exercise of those

 rights is dependent on the launch of a public take-

over bid over the shares of the Company or on a

Change of Control (as specified in the terms &

conditions of the updated EMTN Programme), as

specified; a change of control put is specified in

the applicable Final Terms of the Notes, condition

7.5 of the terms & conditions of the updated EMTN

Programme grants, to any noteholder, in essence, the

right to request the redemption of his Notes at the

redemption amount specified in the final terms of the

 notes, together, if appropriate, with interest

accrued upon the occurrence of a Change of Control

and a related downgrade in the notes to sub-

PROPOSAL #B.10B: Approve, in accordance with Article         ISSUER             NO              N/A                  N/A

556 of the Companies Code, the Change of Control

clause of the USD 3,000,000,000 notes issued in MAY

2009, consisting of USD 1,550,000,000 5.375 % notes

due 2014, USD 1,000,000,000 6.875 % notes due 2019

and USD 450,000,000 8.00 % Notes due 2039 (the

Notes), and the Change of Control clause of the USD

5,500,000,000 Notes issued in OCT 2009, consisting of

 USD 1,500,000,000 3 % Notes due 2012, USD

1,250,000,000 4.125 % Notes due 2015, USD

2,250,000,000 5.375 % Notes due 2020 and USD

500,000,000 6.375 % Notes due 2040 (the Unregistered

Notes), the Change of Control clause of the USD

5,500,000,000 Registered Notes issued in FEB 2010,

consisting of USD 1,500,000,000 3% Notes due 2012,

USD 1,250,000,000 4.125% Notes due 2015, USD

2,250,000,000 5.375% Notes due 2020 and USD

500,000,000 6.375% Notes due 2040 and offered in

exchange for corresponding amounts of the

corresponding Unregistered Notes in accordance with a

 US Form F-4 Registration Statement (the Registration

 Statement), pursuant to an exchange offer launched

by Anheuser-Busch InBev Worldwide Inc. in the US on

08 JAN 2010 and closed on 08 FEB 2010 (the Registered

 Notes), whereby each of the Notes, unregistered

Notes and Registered Notes are issued by Anheuser-

Busch InBev Worldwide Inc. (with an unconditional and

 irrevocable guarantee as to payment of principal and

 interest from the Company) and (iv) any other

provision applicable to the Notes, Unregistered Notes

 or Registered Notes granting rights to third parties

 which could affect the Company's assets or could

impose an obligation on the Company where in each

case the exercise of those rights is dependent on the

 launch of a public take-over bid over the shares of

the Company or on a Change of Control (as specified

in the Offering Memorandum with respect to the Notes

or the Unregistered Notes, as the case may be, and in

 the Registration Statement with respect to the

Registered Notes); the Change of Control clause

grants to any Noteholder, in essence, the right to

request the redemption of his Notes at a repurchase

price in cash of 101% of their principal amount (plus

 interest accrued) upon the occurrence of a Change of

 Control and a related downgrade in the Notes to sub-

PROPOSAL #B.10C: Approve, in accordance with Article         ISSUER             NO              N/A                  N/A

556 of the Companies Code, Clause 17 (Mandatory

Prepayment) of the USD 13,000,000,000 senior

facilities agreement dated 26 FEB 2010 entered into

by the Company and Anheuser-Busch InBev Worldwide

Inc. as original borrowers, the original guarantors

and original lenders listed therein, Banc of America

Securities Limited, Banco Santander, S.A., Barclays

Capital, Deutsche Bank AG, London Branch, Fortis Bank

 SA/NV, ING Bank NV, Intesa Sanpaolo S.P.A., J.P.

Morgan PLC, Mizuho Corporate Bank, Ltd, The Royal

Bank of Scotland PLC, Societe Generale Corporate and

Investment Banking, the Corporate and Investment

Banking division of Societe Generale and the Bank of

Tokyo-Mitsubishi UFJ, LTD. as mandated lead arrangers

 and bookrunners and Fortis Bank SA/NV as agent and

issuing bank (as amended and/or amended and restated

from time to time) (the Senior Facilities Agreement)

and any other provision of the Senior Facilities

Agreement granting rights to 3rd parties which could

affect the Company's assets or could impose an

obligation on the Company where in each case the

exercise of those rights is dependent on the launch

of a public take-over bid over the shares of the

Company or on a Change of Control (as specified in

the Senior Facilities Agreement); Clause 17 of the

Senior Facilities Agreement grants, in essence, to

any lender under the Senior Facilities Agreement,

upon a Change of Control over the Company, the right

(i) not to fund any loan or letter of credit (other

than a rollover loan meeting certain conditions) and

(ii) (by not less than 30 days written notice) to

cancel its undrawn commitments and require repayment

of its participations in the loans or letters of

credit, together with accrued interest thereon, and

all other amounts owed to such lender under the

Senior Facilities Agreement (and certain related

PROPOSAL #B.10D: Approve, in accordance with Article         ISSUER             NO              N/A                  N/A

556 of the Companies Code, Clause 8.1 (Change of

Control or Sale) of the USD 4,200,000,000 term

facilities agreement dated 26 FEB 2010 entered into

by the Company and Anheuser-Busch InBev Worldwide

Inc. as original borrowers, the original guarantors

and original lenders listed therein, Banco Santander

S.A., London Branch and Fortis Bank SA/NV as mandated

 lead arrangers and bookrunners and Fortis Bank SA/NV

 as agent (as amended and/or amended and restated

from time to time) (the Term Facilities Agreement)

and (ii) any other provision of the Term Facilities

Agreement granting rights to 3rd parties which could

affect the Company's assets or could impose an

obligation on the Company where in each case the

exercise of those rights is dependent on the launch

of a public take-over bid over the shares of the

Company or on a Change of Control (as specified in

the Term Facilities Agreement); Clause 8.1 of the

Term Facilities Agreement grants, in essence, to any

lender under the Term Facilities Agreement, upon a

Change of Control over the Company, the right (i) not

 to fund any loan and (ii) (by not less than 30 days

written notice) to cancel its undrawn commitments and

 require repayment of its participations in the

loans, together with accrued interest thereon, and

all other amounts owed to such lender under the Term

Facilities Agreement (and certain related documents)

PROPOSAL #C.: Grant powers to Mr. Benoit Loore, VP            ISSUER             NO              N/A                  N/A

Legal Corporate, with power to substitute and without

 prejudice to other delegations of powers to the

extent applicable, for (i) the restatements of the

Articles of Association as a result of all changes

referred to above, the signing of the restated

articles of association and their filings with the

clerk's office of the Commercial Court of Brussels,

(ii) the filing with the same clerk's office of the

resolutions referred under Resolution B.10 and (iii)

any other filings and publication formalities in

relation to the above resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANTOFAGASTA P L C

  TICKER:                  N/A                 CUSIP:   G0398N128

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors' and              ISSUER            YES             FOR                  FOR

Auditors reports and the financial statements for the

 YE 31 DEC 2009

PROPOSAL #2: Approve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #3: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-elect Mr. C.H. Bailey as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Mr. W.M. Hayes as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Mr. G.S. Menendez as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Mr. D.E. Yarur as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-elect Deloitte LLP as the Auditors of        ISSUER            YES             FOR                  FOR

 the Company to hold office from the conclusion of

this meeting until the conclusion of the next general

 meeting at which the accounts are laid before the

Company and to authorize the Directors to fix their

remuneration

PROPOSAL #9: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

in substitution for all existing authorities, in

accordance Section 551 of the Companies Act 2006 to:

A) allot shares  as defined in Section 540 of the

Companies Act 2006  in the Company or grant rights to

 subscribe for or to convert any security into shares

 in the Company up to an aggregate nominal amount of

GBP 16,430,945; and B) allot equity securities  as

defined in Section 560 of the Companies Act 2006  up

to an aggregate nominal amount of GBP 32,861,890

such amount to be reduced by the aggregate nominal

amount of shares allotted or rights to subscribe for

or to convert any security into shares in the Company

 granted under paragraph  A  of this Resolution 9  in

 connection with an offer by way of a rights issue; i

  to ordinary shareholders in proportion  as nearly

as may be practicable CONTD..

PROPOSAL #CONT: ..CONTD to their existing holdings;          ISSUER             NO              N/A                  N/A

and  ii  to holders of other equity securities  as

defined in Section 560 1  of the Companies Act 2006

as required by the rights of those securities or,

subject to such rights, as the Directors otherwise

consider necessary; and so that the Directors may

impose any limits or restrictions and make any

arrangements which they consider necessary or

appropriate to deal with treasury shares, fractional

entitlements, record dates or legal, regulatory or

practical problems in, or under the laws of, any

territory or any other matter  Authority the earliier

 at the end of the Company's next AGM to be held in

2011 or on 30 JUN 2011 but, in each case, so that the

 Company may make offers and enter into agreements

before the authority expires which would or might,

CONTD..

PROPOSAL #CONT: ..CONTD require shares to be allotted        ISSUER             NO              N/A                  N/A

 or rights to subscribe for or to convert any

security into shares to be granted after the

authority expires and the Directors may allot shares

or grant such rights under any such offer or

agreement as if the authority had not expired

PROPOSAL #S.10: Authorize the Directors of the                   ISSUER            YES             FOR                  FOR

Company,, in substitution for all existing powers and

 subject to the passing of resolution 9, pursuant to

Section 570 of the Companies Act 2006 to allot equity

 securities  as defined in Section 560 of the

Companies Act 2006  for cash pursuant to the

authority granted by Resolution 9 and/or where the

allotment constitutes an allotment of equity

securities by virtue of Section 560 3  of the

Companies Act 2006, in each case free of the

restriction in Section 561 of the Companies Act 2006,

 such power to be limited: A) to the allotment of

equity securities in connection with an offer of

equity securities  but in the case of an allotment

pursuant to the authority granted by paragraph  B  of

 resolution 9, such power shall be limited to the

PROPOSAL #CONT: ..CONTD connection with an offer by          ISSUER             NO              N/A                  N/A

way of a rights issue only :  i  to ordinary

shareholders in proportion  as nearly as may be

practicable  to their existing holdings; and  ii  to

holders of other equity securities  as defined in

Section 560 1  of the Companies Act 2006  as required

 by the rights of those securities or, subject to

such rights, as the Directors otherwise consider

necessary; and so that the Directors may impose any

limits or restrictions and make any arrangements

which they consider necessary or appropriate to deal

with treasury shares, fractional entitlements, record

 dates or legal, regulatory or practical problems in,

 or under the laws of, any territory or any other

matter; and B) to the allotment of equity securities

pursuant to the authority granted by paragraph  A  of

 resolution 9 and or allotment CONTD..

PROPOSAL #CONT: ..CONTD which constitutes an                       ISSUER             NO              N/A                  N/A

allotment of equity securities by virtue of Section

560 3  of the Companies Act 2006,  in each case

otherwise than in the circumstances set out in

paragraph  A  of this Resolution 10  up to a nominal

amount of GBP 2,464,641,  Authority expires the

earlier at the end of the Company's next AGM to be

held in 2011 or on 30 JUN 2011  but so that the

Company may make offers and enter into agreements

before the power expires which would or might,

require equity securities to be allotted after the

power expires and the Directors may allot equity

securities under any such offer or agreement as if

PROPOSAL #S.11: Authorize the Company, to make one or        ISSUER            YES             FOR                  FOR

 more market purchases  within the meaning of Section

 693 4  of the Companies Act 2006  of ordinary shares

 of 5p in the capital of the Company  Ordinary Shares

  provided that:  A  the maximum aggregate number of

ordinary shares authorized to be purchased is GBP

98,585,669  representing 10% of the issued ordinary

share capital   ;  B  the minimum price which may be

paid for an ordinary share is 5p;  C  the maximum

price which may be paid for an ordinary share is an

amount equal to 105%of the average of the middle

market quotations for an ordinary share as derived

from The London Stock Exchange Daily official list

for the 5 business days immediately preceding the day

 on which that ordinary share is purchased; Authority

 expires the earlier of the conclusion of the next

AGM of the Company CONTD..

PROPOSAL #CONT: ..CONTD to be held in 2011 or on 30          ISSUER             NO              N/A                  N/A

JUN 2011 ; and the Company may make a contract to

purchase ordinary shares under this authority before

the expiry of the authority which will or may be

executed wholly or partly after the expiry of the

authority, and may make purchase of ordinary shares

in pursuance of any such contract

PROPOSAL #S.12: Approve, that a general meeting of            ISSUER            YES             FOR                  FOR

the Company other than an AGM may be called on not

less than 14 clear days notice

PROPOSAL #S.13: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 Companies Act 2006, are to be treated

as provisions of the Company's Articles of

Association; and adopt the Articles of Association as

 specified as the Articles of Association of the

Company in substitution for, and to the exclusion of,

 the existing Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ARCELORMITTAL SA, LUXEMBOURG

  TICKER:                  N/A                 CUSIP:   L0302D129

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the consolidated financial                ISSUER             NO              N/A                  N/A

statements for the FY 2009 in their entirety, with a

resulting consolidated net income of USD 75 million

PROPOSAL #2.: Approve the Parent Company Annual                 ISSUER             NO              N/A                  N/A

Accounts for the FY 2009 in their entirety, with a

resulting loss for ArcelorMittal as Parent Company of

 the ArcelorMittal group of USD 507,141,204

[established in accordance with the laws and

regulations of the Grand-Duchy of Luxembourg, as

compared to the consolidated net income of USD 75

million established in accordance with International

Financial Reporting Standards as adopted in the

European Union, the subject of the first Resolution]

PROPOSAL #3.: Acknowledge that: (i) the loss for the         ISSUER             NO              N/A                  N/A

year amounts to USD 507,141,204, (ii) the amount of

the loss is set off against the Profit brought

forward (Report a nouveau) of USD 26,525,260,379, and

 (iii) no allocation to the legal reserve or to the

reserve for shares held in treasury is required; on

this basis, the General Meeting, upon the proposal of

 the Board of Directors, decides to allocate the

results of the Company based on the Parent Company

annual accounts for the FY 2009 as specified; that

dividends are paid in four equal quarterly

installments of USD 0.1875 (gross) per share and that

 the first installment of dividend of USD 0.1875

(gross) per share has been paid on 15 MAR 2010

PROPOSAL #4.: Approve to set the amount of annual              ISSUER             NO              N/A                  N/A

Directors' compensation to be allocated to the

members of the Board of Directors in relation to the

FY 2009 at USD 2,564,923

PROPOSAL #5.: Grant discharge to the members of the          ISSUER             NO              N/A                  N/A

Board of Directors in relation to the FY 2009

PROPOSAL #6.: Acknowledge the mandate of the Mr. John        ISSUER             NO              N/A                  N/A

 O. Castegnaro, Mrs. Vanisha Mittal Bhatia and Mr.

Jose Ramon Alvarez Rendueles Medina as the Directors

has come to an end effective on the date of this

General Meeting and that Mr. Jeannot Krecke has been

co-opted as a member of the Board of Directors of the

 Company in replacement of Mr. Georges Schmit

effective 01 JAN 2010

PROPOSAL #7.: Re-elect Mrs. Vanisha Mittal Bhatia for        ISSUER             NO              N/A                  N/A

 a 3-year mandate that will automatically expire on

the date of the general meeting of shareholders to be

 held in 2013

PROPOSAL #8.: Elect Mr. Jeannot Krecke for a 3-year          ISSUER             NO              N/A                  N/A

mandate that will automatically expire on the date of

 the general meeting of shareholders to be held in

PROPOSAL #9.: Approve: (a) to cancel with effect as          ISSUER             NO              N/A                  N/A

of the date of this General Meeting the authorization

 granted to the Board of Directors by the general

meeting of shareholders held on 12 MAY 2009 with

respect to the share buy-back programme, and (b) to

authorize, effective immediately after this General

Meeting, the Board of Directors of the Company, with

option to delegate, and the corporate bodies of the

other companies in the ArcelorMittal group in

accordance with the Luxembourg law of 10 AUG 1915 on

commercial companies, as amended (the Law), to

acquire and sell shares in the Company in accordance

with the Law and any other applicable laws and

regulations, including but not limited to entering

into off-market and over-the-counter transactions and

 to acquire shares in the Company through derivative

financial instruments

PROPOSAL #10.: Appoint Deloitte S.A., with registered        ISSUER             NO              N/A                  N/A

 office at 560, rue de Neudorf, L-2220 Luxembourg,

Grand-Duchy of Luxembourg, as independent company

auditor (Reviseur d Entreprises) for the purposes of

an Independent Audit of the Parent Company annual

accounts and the consolidated financial statements

for the FY 2010

PROPOSAL #11.: Authorize the Board of Directors the          ISSUER             NO              N/A                  N/A

power to issue share options or other equity-based

awards and incentives to all eligible employees under

 the LTIP for a number of Company'S shares not

exceeding 8,500,000 options on fully paid-up shares,

which may either be newly issued shares or shares

held in treasury, during the period from this General

 Meeting until the general meeting of shareholders to

 be held in 2011 (the Maximum Number), provided, that

 the share options will be issued at an exercise

price that is not less than the average of the

highest and the lowest trading price on the New York

Stock Exchange on the day immediately prior to the

grant date, which date will be decided by the Board

of Directors and will be within the respective

periods specified in the LTIP; (b) to decide and

implement any increase in the Maximum Number by the

additional number that may be necessary to preserve

the rights of the option holders in the event of the

occurrence a transaction impacting the Company'S

share capital; and (c) do or cause to be done all

such further acts and things as the Board of

Directors may determine to be necessary or advisable

in order to implement the content and purpose of this

 resolution; acknowledge that the Maximum Number

represents about 0.54% of the Company's current

issued share capital on a fully diluted basis

PROPOSAL #12.: Authorize the Board of Directors to:          ISSUER             NO              N/A                  N/A

(a) implement the Employee Share Purchase Plan 2010

(ESPP 2010) reserved for all or part of the employees

 of all or part of the companies comprised within the

 scope of consolidation of the consolidated financial

 statements for a maximum number of 2,500,000

ArcelorMittal shares; and (b) for the purposes of the

 implementation of the ESPP 2010, issue new shares

within the limits of the Company's authorized share

capital and/or deliver treasury shares up to a

maximum of 2,500,000 fully paid-up ArcelorMittal

shares during the period from this General Meeting to

 the general meeting of shareholders to be held in

2011; and (c) do or cause to be done all such further

 acts and things as the Board of Directors may

determine to be necessary or advisable in order to

implement the content and purpose of this resolution;

 acknowledge that the maximum total number of

2,500,000 shares of the Company represents about 0.16

 % of the Company's current issued share capital on a

PROPOSAL #E.13: Approve, in accordance with Article          ISSUER             NO              N/A                  N/A

7.3, Paragraph 3, of the Articles of Association of

the Company, the General Meeting decides to assent to

 direct or indirect transfers of shares of the

Company among persons included in the definition of

Mittal Shareholder (as defined in Article 8.4 of the

Articles of Association), including without

limitation by means of transfers to trustees of

trusts of which Mr. and/or Mrs. Lakshmi N. Mittal

and/or their heirs and successors are beneficiaries

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ARYZTA AG, ZUERICH

  TICKER:                  N/A                 CUSIP:   H0336B110

  MEETING DATE:      12/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report [including            ISSUER            YES             FOR                  FOR

the corporate governance report], the annual

financial statements and the consolidated financial

statements for the business year 2009 and

acknowledgement of the Auditors' reports

PROPOSAL #2.: Approve to convert the general [legal]         ISSUER            YES             FOR                  FOR

reserves in the amount of CHF 1,065,329.000 into

unrestricted reserves

PROPOSAL #3.: Approve the appropriation of available         ISSUER            YES             FOR                  FOR

earnings, as specified

PROPOSAL #4.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors for their activities in the 2009

business year

PROPOSAL #5.1.1: Re-elect Albert Abderhalden as a              ISSUER            YES             FOR                  FOR

Member to the Board of Directors for a further 1-year

 term of Office

PROPOSAL #5.1.2: Re-elect Noreen Hynes as a Member to        ISSUER            YES             FOR                  FOR

 the Board of Directors for a further 1-year term of

Office

PROPOSAL #5.1.3: Re-elect Hugo Kane as a Member to            ISSUER            YES             FOR                  FOR

the Board of Directors for a further 1-year term of

PROPOSAL #5.1.4: Re-elect Owen Killian as a Member to        ISSUER            YES             FOR                  FOR

 the Board of Directors for a further 1-year term of

Office

PROPOSAL #5.2.1: Re-elect Denis Buckley as a Member          ISSUER            YES             FOR                  FOR

to the Board of Directors for a further 2-year term

of Office

PROPOSAL #5.2.2: Re-elect J. Brian Davy as a Member          ISSUER            YES             FOR                  FOR

to the Board of Directors for a further 2-year term

of Office

PROPOSAL #5.2.3: Re-elect Patrick McEniff as a Member        ISSUER            YES             FOR                  FOR

 to the Board of Directors for a further 2-year term

of Office

PROPOSAL #5.2.4: Re-elect J. Maurice Zufferey as a            ISSUER            YES             FOR                  FOR

Member to the Board of Directors for a further 2-year

 term of Office

PROPOSAL #5.3.1: Re-elect Denis Lucey as a Member to         ISSUER            YES             FOR                  FOR

the Board of Directors for a further 3-year term of

Office

PROPOSAL #5.3.2: Re-elect William Murphy as a Member         ISSUER            YES             FOR                  FOR

to the Board of Directors for a further 3-year term

of Office

PROPOSAL #5.3.3: Re-elect Hans Sigrist as a Member to        ISSUER            YES             FOR                  FOR

 the Board of Directors for a further 3-year term of

Office

PROPOSAL #6.: Elect PricewaterhouseCoopers AG, Zurich        ISSUER            YES             FOR                  FOR

 as the Auditors for the 2010 business year

PROPOSAL #7.1: Amend the Article 5 of the Articles of        ISSUER            YES         AGAINST           AGAINST

 Association, as specified

PROPOSAL #7.2: Amend the Article 6 of the Articles of        ISSUER            YES             FOR                  FOR

 Association, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASML HOLDING NV

  TICKER:                  N/A                 CUSIP:   N07059178

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2: Overview the Company's business and                ISSUER             NO              N/A                  N/A

financial situation

PROPOSAL #3: Approve to discuss the annual report              ISSUER             NO              N/A                  N/A

2009, including ASML'S corporate governance chapter

and adoption of the financial statements for the FY

2009, as prepared in accordance with Dutch law

PROPOSAL #4: Grant discharge to the Members of the            ISSUER             NO              N/A                  N/A

Board of Management from liability for their

responsibilities in the FY 2009

PROPOSAL #5: Grant discharge to the Members of the            ISSUER             NO              N/A                  N/A

Supervisory Board from liability for their

responsibilities in the FY 2009

PROPOSAL #6: Clarification of the reserves and                   ISSUER             NO              N/A                  N/A

dividend policy

PROPOSAL #7: Adopt an dividend, of EUR 0.20 per                 ISSUER             NO              N/A                  N/A

ordinary share of EUR 0.09

PROPOSAL #8.A: Remuneration report 2009                                ISSUER             NO              N/A                  N/A

PROPOSAL #8.B: Adopt the update remuneration policy          ISSUER             NO              N/A                  N/A

(version 2010) for the Board of Management

PROPOSAL #9.A: Approve the performance share                       ISSUER             NO              N/A                  N/A

arrangement, including the number of performance

shares, for the Board of Management in accordance

with the updated remuneration policy for the Board of

 Management

PROPOSAL #9.B: Approve the number of performance                ISSUER             NO              N/A                  N/A

shares for the Board of Management in accordance with

 the remuneration policy for the Board Management;

(cancelled in case Resolutions 8.b and 9.a are

approved)

PROPOSAL #9.C: Approve the number of performance                ISSUER             NO              N/A                  N/A

stock options for the Board of Management in

accordance with remuneration policy for the Board of

Management; (cancelled in case Resolutions 8.b and

9.a are approved)

PROPOSAL #10: Approve the number of stock options,            ISSUER             NO              N/A                  N/A

respectively shares, for employees

PROPOSAL #11: Composition of the Board Management;            ISSUER             NO              N/A                  N/A

Notification of the intended appointment of Mr. F.

Schneider-Maunoury as the Member of the Board of

Management

PROPOSAL #12: Update profile of the Supervisory Board        ISSUER             NO              N/A                  N/A

PROPOSAL #13: Composition of the supervisory Board in        ISSUER             NO              N/A                  N/A

 2011; Notification that Mr. W.T. Siegle will retire

by rotation in 2011; notification that Mr. J.W.B.

Westerburgen will retire by rotation in 2011

PROPOSAL #14.A: Authorize the Board of Management for        ISSUER             NO              N/A                  N/A

 a period of 18 months from 24 MAR 2010, to issue

shares or rights to subscribe for shares in the

capital of the Company, subject to the approval of

the Supervisory Board, limited to 5% of the issued

share capital at the time of the authorization

PROPOSAL #14.B: Authorize the Board of Management for        ISSUER             NO              N/A                  N/A

 a period of 18 months from 24 MAR 2010 to restrict

or exclude the pre-emption rights accruing to

shareholders in connection with the issue of shares

or rights to subscribe for shares as described under

14a., subject to approval of the Supervisory Board

PROPOSAL #14.C: Authorize the Board of Management for        ISSUER             NO              N/A                  N/A

 a period of 18 months from 24 MAR 2010, to issue

shares or rights to subscribe for shares in the

capital of the Company, subject to the approval of

the Supervisory Board, for an additional 5% of the

issued share capital at the time of the

authorization, which 5% can only be used in

connection with or on the occasion of mergers and/or

PROPOSAL #14.D: Authorize the Board of Management for        ISSUER             NO              N/A                  N/A

 a period of 18 months from 24 MAR 2010, to restrict

or exclude the pre-emption rights accruing to

shareholders in connection with the issue of shares

or rights to subscribe for shares as described under

14c., subject to approval of the Supervisory Board

PROPOSAL #15: Authorize the Board of Management for a        ISSUER             NO              N/A                  N/A

 period of 18 months from 24 MAR 2010 to acquire,

subject to the approval of the Supervisory Board,

such a number of ordinary shares in the Company's

share capital as permitted within the limits of the

law and the Articles of Association of the Company,

taking into account the possibility to cancel the re-

purchased shares, for valuable consideration, on

Euronext Amsterdam by NYSE Euronext (Euronext

Amsterdam) or the Nasdaq Stock Market LLC (Nasdaq),

or otherwise, at a price between, on the one hand, an

 amount equal to the nominal value of the shares and,

 on the other hand, an amount equal to 110% of the

market price of these shares on Euronext Amsterdam or

 Nasdaq; the market price being the average of the

highest price on each of the five days of trading

prior to the date of acquisition, as shown in the

Official Price List of Euronext Amsterdam or as

reported on Nasdaq

PROPOSAL #16: Approve to cancel ordinary shares in            ISSUER             NO              N/A                  N/A

the share capital of the Company repurchased by the

Company, the number of ordinary shares that will be

cancelled shall be determined by the Board of

Management, but shall not exceed 10% of the issued

share capital of the Company as of 24 MAR 2010

PROPOSAL #17: Approve to cancel additional ordinary          ISSUER             NO              N/A                  N/A

shares in the share capital of the Company to be

proposal to be repurchased by the Company following

the cancellation of the ordinary shares under item

16, the number of ordinary shares that will be

cancelled shall be determined by the Board of

Management, but shall not exceed 10% of the issued

share capital of the Company as of 24 MAR 2010,

reduced with the number of ordinary shares cancelled

PROPOSAL #18: Transact other business                                    ISSUER             NO              N/A                  N/A

PROPOSAL #19: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASML HOLDINGS N.V.

  TICKER:                  ASML               CUSIP:   N07059186

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #03: DISCUSSION OF THE ANNUAL REPORT 2009,          ISSUER            YES             FOR                  FOR

INCLUDING ASML'S CORPORATE GOVERNANCE CHAPTER, AND

PROPOSAL TO ADOPT THE FINANCIAL STATEMENTS FOR THE

FINANCIAL YEAR (FY) 2009, AS PREPARED IN ACCORDANCE

WITH DUTCH LAW.

PROPOSAL #04: PROPOSAL TO DISCHARGE THE MEMBERS OF            ISSUER            YES             FOR                  FOR

THE BOARD OF MANAGEMENT (BOM) FROM LIABILITY FOR

THEIR RESPONSIBILITIES IN THE FY 2009.

PROPOSAL #05: PROPOSAL TO DISCHARGE THE MEMBERS OF            ISSUER            YES             FOR                  FOR

THE SUPERVISORY BOARD (SB) FROM LIABILITY FOR THEIR

RESPONSIBILITIES IN THE FY 2009.

PROPOSAL #07: PROPOSAL TO ADOPT A DIVIDEND OF EUR              ISSUER            YES             FOR                  FOR

0.20 PER ORDINARY SHARE OF EUR 0.09.

PROPOSAL #8B: PROPOSAL TO ADOPT THE UPDATED                        ISSUER            YES             FOR                  FOR

REMUNERATION POLICY (VERSION 2010) FOR THE BOM.

PROPOSAL #9A: APPROVAL OF THE PERFORMANCE STOCK                 ISSUER            YES             FOR                  FOR

ARRANGEMENT, INCLUDING THE NUMBER OF PERFORMANCE

STOCK, FOR THE BOM IN ACCORDANCE WITH THE

REMUNERATION POLICY (VERSION 2010) FOR THE BOM AND

AUTHORIZATION OF THE BOM TO ISSUE THE PERFORMANCE

PROPOSAL #9B: APPROVAL OF THE NUMBER OF PERFORMANCE          ISSUER            YES         AGAINST           AGAINST

STOCK FOR THE BOM IN ACCORDANCE WITH THE REMUNERATION

 POLICY (VERSION 2008) FOR THE BOM AND AUTHORIZATION

OF THE BOM TO ISSUE THE PERFORMANCE STOCK. (CANCELLED

 IN CASE ITEMS 8 AND 9A ARE APPROVED)

PROPOSAL #9C: APPROVAL OF THE NUMBER OF PERFORMANCE          ISSUER            YES         AGAINST           AGAINST

STOCK OPTIONS FOR THE BOM IN ACCORDANCE WITH THE

REMUNERATION POLICY (VERSION 2008) FOR THE BOM AND

AUTHORIZATION OF THE BOM TO ISSUE THE PERFORMANCE

STOCK OPTIONS. (CANCELLED IN CASE ITEMS 8 AND 9A ARE

APPROVED)

PROPOSAL #10: APPROVAL OF THE NUMBER OF STOCK                     ISSUER            YES             FOR                  FOR

OPTIONS, RESPECTIVELY STOCK, AVAILABLE FOR ASML

EMPLOYEES, AND AUTHORIZATION OF THE BOM TO ISSUE THE

STOCK OPTIONS OR STOCK.

PROPOSAL #14A: PROPOSAL TO AUTHORIZE THE BOM FOR A            ISSUER            YES             FOR                  FOR

PERIOD OF 18 MONTHS FROM MARCH 24, 2010, TO ISSUE

(RIGHTS TO SUBSCRIBE FOR) SHARES IN THE CAPITAL OF

THE COMPANY, LIMITED TO 5% OF THE ISSUED SHARE

CAPITAL AT THE TIME OF THE AUTHORIZATION.

PROPOSAL #14B: PROPOSAL TO AUTHORIZE THE BOM FOR A            ISSUER            YES             FOR                  FOR

PERIOD OF 18 MONTHS FROM MARCH 24, 2010 TO RESTRICT

OR EXCLUDE THE PRE-EMPTION RIGHTS ACCRUING TO

SHAREHOLDERS IN CONNECTION WITH ITEM 14A.

PROPOSAL #14C: PROPOSAL TO AUTHORIZE THE BOM FOR A            ISSUER            YES             FOR                  FOR

PERIOD OF 18 MONTHS FROM MARCH 24, 2010, TO ISSUE

(RIGHTS TO SUBSCRIBE FOR) SHARES IN THE CAPITAL OF

THE COMPANY, FOR AN ADDITIONAL 5% OF THE ISSUED SHARE

 CAPITAL AT THE TIME OF THE AUTHORIZATION, WHICH 5%

CAN ONLY BE USED IN CONNECTION WITH OR ON THE

OCCASION OF MERGERS AND/OR ACQUISITIONS.

PROPOSAL #14D: PROPOSAL TO AUTHORIZE THE BOM FOR A            ISSUER            YES             FOR                  FOR

PERIOD OF 18 MONTHS FROM MARCH 24, 2010, TO RESTRICT

OR EXCLUDE THE PRE-EMPTION RIGHTS ACCRUING TO

SHAREHOLDERS IN CONNECTION WITH ITEM 14C.

PROPOSAL #15: PROPOSAL TO AUTHORIZE THE BOM FOR A              ISSUER            YES             FOR                  FOR

PERIOD OF 18 MONTHS FROM MARCH 24, 2010 TO ACQUIRE

ORDINARY SHARES IN THE COMPANY'S SHARE CAPITAL.

PROPOSAL #16: PROPOSAL TO CANCEL ORDINARY SHARES.               ISSUER            YES             FOR                  FOR

PROPOSAL #17: PROPOSAL TO CANCEL ADDITIONAL ORDINARY         ISSUER            YES             FOR                  FOR

SHARES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASSA ABLOY AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W0817X105

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Election of Gustaf Douglas as the                 ISSUER             NO              N/A                  N/A

Chairman of the AGM

PROPOSAL #3.: Preparation and approval of the voting         ISSUER             NO              N/A                  N/A

list

PROPOSAL #4.: Approval of the agenda                                     ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Election of 1 or 2 persons to approve          ISSUER             NO              N/A                  N/A

the minutes

PROPOSAL #6.: Determination of compliance with the            ISSUER             NO              N/A                  N/A

rules of convocation

PROPOSAL #7.: Report by the President and Chief                 ISSUER             NO              N/A                  N/A

Executive Officer, Mr. Johan Molin

PROPOSAL #8.: Presentation of a) the annual report            ISSUER             NO              N/A                  N/A

and the Auditor's report and the consolidated

financial statements, b) the Group Auditor's report

regarding whether there has been compliance with the

remuneration guidelines adopted on the 2009 AGM, c)

the Board's proposal to share dividend and motivated

statement

PROPOSAL #9.A: Adopt the statement of income and the         ISSUER            YES             FOR                  FOR

balance sheet and the consolidated statement of

income and the consolidated balance sheet

PROPOSAL #9.B: Declare a dividend of SEK 3.60 per              ISSUER            YES             FOR                  FOR

share; approve 27 APR 2010 as record date for the

dividend; if the AGM resolves in accordance with the

proposal, the dividend is expected to distributed by

Euroclear Sweden AB on 30 APR 2010

PROPOSAL #9.C: Grant discharge from liability to the         ISSUER            YES             FOR                  FOR

Board of Directors and the Chief Executive Officer

PROPOSAL #10.: Approve to establish the number of              ISSUER            YES             FOR                  FOR

Board Members at nine

PROPOSAL #11.: Approve that the fees to the Board of         ISSUER            YES             FOR                  FOR

Directors shall amount to a total of SEK 4,050,000

[remuneration for Committee work not included] to be

distributed among the Members as follows: SEK 900,000

 to the Chairman, SEK 450,000 to each of the other

Board Members who are not employed by the Company; as

 consideration for the committee work, the Chairman

of the Audit Committee shall receive SEK 200,000, the

 Chairman of the Remuneration Committee receive SEK

100,000, Members of the Audit Committee each SEK

100,000 and the Members of the Remuneration Committee

 each SEK 50,000; fees to the Auditors according to

the contract

PROPOSAL #12.: Re-elect Messrs. Gustaf Douglas, Carl         ISSUER            YES             FOR                  FOR

Douglas, Jorma Halonen, Birgitta Klasen, Eva

Lindqvist, Johan Molin, Sven-Christer Nilsson, Lars

Renstrom and Ulrik Svensson as the Board Members; and

 Mr. Gustaf Douglas as the Chairman of the Board; re-

elect PricewaterhouseCoopers AB as the Auditors for a

 period of 4 years until the AGM of 2014

PROPOSAL #13.: Election of the Members of the                     ISSUER            YES             FOR                  FOR

Nomination Committee and approve the establishment of

 the assignment of the Nomination Committee: the

Nomination Committee shall have five members, who, up

 to and including the AGM 2011, shall be Mikael

Ekdahl [Melker Scho rling AB], Gustaf Douglas

[Investment AB Latour and Saki], Liselott Ledin

[Alecta], Marianne Nilsson [Swedbank Robur Funds] and

 Per-Erik Mohlin [SEB Fonder/SEB Trygg Liv]; Mikael

Ekdahl shall be appointed Chairman of the Nomination

Committee; if a shareholder represented by a member

of the Nomination Committee no longer is one of the

major shareholders of ASSA ABLOY AB, the Nomination

Committee shall be entitled to nominate another

representative among the major shareholders to

replace such a Member; the same shall apply if a

member of the Nomination Committee no longer is

employed by such a shareholder or for any other

reason should leave the Nomination Committee before

the AGM 2011; the Nomination Committee shall, before

the AGM 2011, prepare and submit proposals for,

election of Chairman of the AGM , election of

Chairman and other members of the Board of Directors,

 fees to the Board of Directors [including

distribution of fees among the Chairman and the other

PROPOSAL #14.: Approve the specified guidelines for          ISSUER            YES             FOR                  FOR

remuneration to the Senior Management

PROPOSAL #15.: Authorize the Board of Directors, on          ISSUER            YES             FOR                  FOR

one or more occasions, to repurchase Series B shares

in the Company for the period up until the next AGM;

the repurchase shall maximum comprise so many Series

B shares that the Company's holding does not at any

time exceed 10% of the total number of shares in the

Company; the repurchase of shares shall take place on

 NASDAQ OMX Stockholm; the repurchase of the shares

on NASDAQ OMX Stockholm may only occur at a price

within the share price interval registered at that

time, where share price interval means the difference

 between the highest buying price and the lowest

selling price; payment of the shares shall be made in

 cash; furthermore, authorize the Board of Directors,

 on one or more occasions, to transfer Series B

shares in the Company for the period up until the

next AGM, on NASDAQ OMX Stockholm or in connection

with acquisitions of companies or businesses; the

transfer of Series B shares on NASDAQ OMX Stockholm

may only occur at a price within the share price

interval registered at that time, where share price

interval means the difference between the highest

buying price and the lowest selling price; the

authorization includes the right to resolve on

deviation of the preferential rights of shareholders

and that payment may be made in other forms than cash

PROPOSAL #16.: Approve to implement a Long Term                 ISSUER            YES         AGAINST           AGAINST

Incentive Programme for Senior Executives and key

employees within the ASSA ABLOY Group [LTI 2010] as

specified

PROPOSAL #17.: Closing of the Meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASSICURAZIONI GENERALI S P A

  TICKER:                  N/A                 CUSIP:   T05040109

  MEETING DATE:      7/14/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the draft merger by                            ISSUER             NO              N/A                  N/A

incorporation of Alleanza Assicurazioni S.P.A. and

Toro Assicurazioni S.P.A. into Assicurazioni Generali

 S.P.A., following the split-up of Toro Assicurazioni

 S.P.A.'s insurance business and one branch of

Alleanza Assicurazioni S.P.A.'s insurance business by

 way of contribution to Alleanza Toro S.P.A; ensuing

increase in share capital as a result of the merger

and the stock option plans adopted by Alleanza

Assicurazioni S.P.A. on 24 APR and 24 JUN 2003

respectively: ensuing changes to the Articles of

Association; related and consequent resolutions;

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASSICURAZIONI GENERALI SPA, TRIESTE

  TICKER:                  N/A                 CUSIP:   T05040109

  MEETING DATE:      4/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the balance sheet as of 31 DEC          ISSUER             NO              N/A                  N/A

2009 and profit allocation; resolutions related there

 to

PROPOSAL #2.1: Appointment of  Mr. Cesare Geronzi,            ISSUER             NO              N/A                  N/A

Mr. Vincent Bollore,  Mr. Alberto Nicola Nagel, Mr.

Giovanni Perissinotto, Mr. Sergio Balbinot, Mrs. Ana

Patricia Botin, Mr. Francesco Gaetano Caltagirone,

Mr. Diego Della Valle, Mr. Leonardo Del Vecchio, Mr.

Petr Kellner, Mr. Angelo Miglietta, Mr. Alessandro

Pedersoli, Mr. Lorenzo Pelliccioli, Mr. Reinfried

Pohl, Mr. Paolo Scaroni, Mr. Francesco Saverio Vinci,

 Mr. Giovanni Crostarosa Guicciardi, Mr. Mario

Ragusa, Mr. Ugo Rock as the Board of Directors for

year 2010, 2011 and 2012 upon statement of Directors

PROPOSAL #2.2: Appointment of Mr. Calari Cesare, Mr.         ISSUER             NO              N/A                  N/A

Carraro Carlo and Mrs. Sapienza Paola as the Board of

 Directors of the Company for years 2010, 2011 and

PROPOSAL #3.: Approve to state Director's emolument          ISSUER             NO              N/A                  N/A

for the financial years 2010, 2011 and 2012, as per

Article 2389 of the Civil Code and Article 19 of the

By-Law

PROPOSAL #4.: Grant authority to draw up an insurance        ISSUER             NO              N/A                  N/A

 policy to cover managerial risks; resolutions

related thereto

PROPOSAL #5.: Approve the Incentive Plan of Gruppo            ISSUER             NO              N/A                  N/A

generali management, as per Article 114, item 2 law

decree No. 58 of 24 FEB 1998 and related

authorization to buy and sell own shares to support

the above mentioned plan; resolutions related thereto

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASSOCIATED BRIT FOODS LTD

  TICKER:                  N/A                 CUSIP:   G05600138

  MEETING DATE:      12/4/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts 2009             ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Receive the Directors remuneration                ISSUER            YES             FOR                  FOR

report 2009

PROPOSAL #3.: Declare a final dividend of 14.1 per            ISSUER            YES             FOR                  FOR

ordinary share

PROPOSAL #4.: Re-elect Willard Gordon Galen Weston as        ISSUER            YES         AGAINST           AGAINST

 a Director

PROPOSAL #5.: Re-elect Lord Jay of Ewelme as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: Re-election Javier Ferran as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Timothy Clarke as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-appoint KPMG Audit Plc and authorize        ISSUER            YES             FOR                  FOR

 the Board to determine their remuneration

PROPOSAL #9.: Grant authority to issue equity or                ISSUER            YES             FOR                  FOR

equity-linked securities with pre-emptive rights

under a general authority up to an aggregate nominal

amount of GBP 14,900,000 and an additional amount

pursuant to a rights issue of up to GBP 14, 900,000

PROPOSAL #S.10: Grant authority to issue equity or            ISSUER            YES             FOR                  FOR

equity-linked securties without pre-emptive rights up

 to an aggregate nominal amount of GBP 2,200,000

PROPOSAL #S.11: Approve that a general meeting, other        ISSUER            YES             FOR                  FOR

 than an AGM, may be called on not less than 14 clear

 days' notice

PROPOSAL #S.12: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASTRAZENECA PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G0593M107

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's accounts and the         ISSUER            YES             FOR                  FOR

reports of the Directors and the Auditor for the YE

31 DEC 2009

PROPOSAL #2.: Approve to confirm the first interim            ISSUER            YES             FOR                  FOR

dividend of USD 0.59 [36 pence, SEK 4.41] per

ordinary share and to confirm as the final dividend

for 2009 the second interim dividend of USD 1.71

[105.4 pence, SEK 12.43] per ordinary share

PROPOSAL #3.: Re-appoint KPMG Audit Plc, London as            ISSUER            YES             FOR                  FOR

the Auditor of the Company

PROPOSAL #4.: Authorize the Directors to agree the            ISSUER            YES             FOR                  FOR

remuneration of the Auditor

PROPOSAL #5.A: Re-elect Louis Schweitzer as a                     ISSUER            YES             FOR                  FOR

Director in accordance with Article 65 of the

Company's Articles of Association, who retires at the

PROPOSAL #5.B: Re-elect David Brennan as a Director          ISSUER            YES             FOR                  FOR

in accordance with Article 65 of the Company's

Articles of Association, who retires at the AGM in

PROPOSAL #5.C: Re-elect Simon Lowth as a Director in         ISSUER            YES             FOR                  FOR

accordance with Article 65 of the Company's Articles

of Association, who retires at the AGM in 2011

PROPOSAL #5.D: Re-elect Jean Philippe Courtois as a          ISSUER            YES             FOR                  FOR

Director in accordance with Article 65 of the

Company's Articles of Association, who retires at the

 AGM in 2011

PROPOSAL #5.E: Re-elect Jane Henney as a Director in         ISSUER            YES             FOR                  FOR

accordance with Article 65 of the Company's Articles

of Association, who retires at the AGM in 2011

PROPOSAL #5.F: Re-elect Michele Hooper as a Director         ISSUER            YES             FOR                  FOR

in accordance with Article 65 of the Company's

Articles of Association, who retires at the AGM in

PROPOSAL #5.G: Re-elect Rudy Markham as a Director in        ISSUER            YES             FOR                  FOR

 accordance with Article 65 of the Company's Articles

 of Association, who retires at the AGM in 2011

PROPOSAL #5.H: Re-elect Dame Nancy Rothwell as a                ISSUER            YES             FOR                  FOR

Director in accordance with Article 65 of the

Company's Articles of Association, who retires at the

 AGM in 2010

PROPOSAL #5.I: Re-elect John Varley as a Director in         ISSUER            YES             FOR                  FOR

accordance with Article 65 of the Company's Articles

of Association, who retires at the AGM in 2011

PROPOSAL #5.J: Re-elect Marcus Wallenberg as a                   ISSUER            YES             FOR                  FOR

Director in accordance with Article 65 of the

Company's Articles of Association, who retires at the

 AGM in 2011

PROPOSAL #6.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #7.: Authorize the Company and to make                 ISSUER            YES             FOR                  FOR

donations to Political Parties and to political

organizations other than political parties; and incur

 political expenditure, during the period commencing

on the date of this resolution and ending on the date

 the of the Company's next AGM, provided that in each

 case any such donation and expenditure made by the

Company or by any such subsidiary shall not exceed

USD 250,000 per Company and together with those made

by any subsidiary and the Company shall not exceed in

 aggregate USD 250,000, as specified

PROPOSAL #8.: Authorize the Directors , pursuant to          ISSUER            YES             FOR                  FOR

Section 551 of the Companies Act 2006 to: (i) allot

shares in the Company, and to grant rights to

subscribe for or to convert any security into shares

in the Company: up to an aggregate nominal amount of

USD 121,034,506; and comprising equity securities [as

 specified in the Companies Act 2006] up to an

aggregate nominal amount of USD 242,069,013

[including within such limit any shares issued or

rights granted in this resolution] in connection with

 an offer by way of a rights issue: (i) to holders of

 ordinary shares in proportion [as nearly as may be

practicable] to their existing holdings; and (ii) to

people who are holders of other equity securities if

this is required by the rights of those securities

or, if the Directors consider it necessary, as

permitted by the rights of those securities; and so

that the Directors may impose any limits or

restrictions and make any arrangements which they

consider necessary or appropriate to deal with

treasury shares, fractional entitlements, record

dates, legal, regulatory or practical problems in, or

 under the laws of, any territory or any other

matter; [Authority expires the earlier of the

conclusion of the AGM of the Company in 29 JUN 2010];

 the Company, before the expiry, may make a contract

to purchase ordinary shares which will or may be

executed wholly or partly after such expiry; subject

to this resolution, all existing authorities given to

 the Directors pursuant to Section 80 of the

Companies Act 1985 or Section 551 of the Companies

Act 2006 by way of the ordinary resolution of the

Company passed on 30 APR 2009 be revoked by this

resolution; and this resolution shall be without

prejudice to the continuing authority of the

Directors to allot shares, or grant rights to

subscribe for or convert any security into shares,

pursuant to an offer or agreement made by the Company

 before the expiry of the authority pursuant to which

PROPOSAL #S.9: Approve, subject to the passing of              ISSUER            YES             FOR                  FOR

Resolution 8 as specified in the Notice of AGM of the

 Company convened for 29 APR 2010 and in place of the

 power given to them pursuant to the special

resolution of the Company passed on 30 APR 2009 and

authorize the Directors, pursuant to Section 570 and

section 573 of the Companies Act 2006 to allot equity

 securities [as specified in the Companies Act 2006]

for cash, pursuant to the authority conferred by

Resolution 8 in the Notice of AGM as if Section

561(1) of the Act did not apply to the allotment this

 power: expires [unless previously renewed, varied or

 revoked by the Company in general meeting] at the

end of the next AGM of the Company after the date on

which this resolution is passed [or, if earlier, at

the close of business on 29 JUN 2011], but the

Company may make an offer or agreement which would or

 might require equity securities to be allotted after

 expiry of this power and the Directors may allot

equity securities in pursuance of that offer or

agreement as if this power had not expired; and shall

 be limited to the allotment of equity securities in

connection with an offer of equity securities

[Authority expires the earlier of the conclusion of

the AGM of the Company in 29 JUN 2010]: (i) to the

ordinary shareholders in proportion [as nearly as may

 be practicable] to their existing holdings; and (ii)

 to people who hold other equity securities, if this

is required by the rights of those securities or, if

the Directors consider it necessary, as permitted by

the rights of those securities, and so that the

Directors may impose any limits or restrictions and

make any arrangements which they consider necessary

or appropriate to deal with treasury shares,

fractional entitlements, record dates, legal,

regulatory or practical problems in, or under the

laws of, any territory or any other matter; and (c)

in the case of the authority granted under Resolution

 8 shall be limited to the allotment of equity

securities for cash otherwise than pursuant to this

resolution up to an aggregate nominal amount of USD

18,155,176; this power applies in relation to a sale

of shares which is an allotment of equity securities

by virtue of Section 560(3) of the Companies Act 2006

 as if in the first paragraph of this resolution the

words pursuant to the authority conferred by

Resolution 8 in the Notice of AGM were omitted

PROPOSAL #S.10: Authorize the Company, to make market        ISSUER            YES             FOR                  FOR

 purchases [within the meaning of section 693(4) of

the Companies Act 2006] of its ordinary shares of USD

 0.25 each in the capital of the Company provided

that the maximum number of ordinary shares which may

be purchased is 145,241,408; the minimum price

[exclusive of expenses] which may be paid for each

ordinary share is USD 0.25; and the maximum price

[exclusive of expenses] which may be paid for each

ordinary share is the higher of: (i) an amount equal

to 105% of the average of the middle market

quotations for an ordinary share of the Company as

derived from the London Stock Exchange Daily Official

 List for the 5 business days immediately preceding

the day on which the ordinary share is contracted to

be purchased; and (ii) an amount equal to the higher

of the price of the last independent trade of an

ordinary share and the highest current independent

bid for an ordinary share as derived from the London

Stock Exchange Trading System; [authority shall

expire at the conclusion of the AGM of the Company

held in 2011 or, if earlier, at the close of business

 on 29 JUN 2011] [except in relation to the purchase

of shares the contract for which was concluded before

 the expiry of such authority and which might be

executed wholly or partly after such expiry]

PROPOSAL #S.11: Approve the general meeting other              ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days' notice

PROPOSAL #S.12: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company Memorandum of Association which, by virtue of

 Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and the Articles of Association produced

 to the meeting and initialled by the Chairman of the

 meeting for the purpose of identification as the

Articles of Association of the Company in

substitution for, and to the exclusion of, the

existing Articles of Association

PROPOSAL #13.: Approve the Directors rules of the              ISSUER            YES             FOR                  FOR

AstraZeneca Investment Plan [Plan], the main features

 of which are as specified, and, authorize the

Directors, to do all such acts and things as they may

 consider necessary or expedient to carry the Plan

into effect and to establish one or more schedules to

 the Plan as they consider necessary in relation to

employees in jurisdictions outside the United

Kingdom, with any modifications necessary or

desirable to take account of local securities laws,

exchange control and tax legislation, provided that

any ordinary shares of the Company made available

under any schedule are treated as counting against

the relevant limits on individual and overall

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ATLANTIA SPA, ROMA

  TICKER:                  N/A                 CUSIP:   T05404107

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve: the financial statements as          ISSUER             NO              N/A                  N/A

at 31 DEC 2009; the reports of the Board of

Directors, the Board of Statutory Auditors and the

auditing firm; the appropriation of net income; and

the presentation of the consolidated balance sheet as

 at 31 DEC 2009; inherent and consequent resolutions

PROPOSAL #O.2: Approve, in compliance with and in              ISSUER             NO              N/A                  N/A

consequence of Article 2357 and following ones of the

 Italian Civil Code, Article 132 of Law Decree 24 FEB

 1998 No. 58 and Articles 144 bis of the CONSOB

Regulation adopted with deliberation No. 11971 and

following amendments, the authorization to purchase,

and the disposal of the Company's own shares, upon

partial or total revocation for the non-used part of

the authorization granted by the meeting of 23 APR

2009; related and consequential resolutions

PROPOSAL #O.3.1: Approve the slate submitted by                 ISSUER             NO              N/A                  N/A

Sintonia SA and Schemaventotto SpA regarding election

 of Messrs. Clo' Alberto, Benetton Gilberto, Bertani

Alessandro, Cao Stefano, Castellucci Giovanni, Cera

Roberto, Cerchiai Fabio, Malinconico Carlo, Mari

Giuliano, Mion Gianni, Piaggio Giuseppe, Zannoni

Paolo, Bellamoli Valerio, Lapucci Massimo and

Troncone Marco as the Directors, and fixing their

number and remuneration

PROPOSAL #O.3.2: Approve the slate submitted by                 ISSUER             NO              N/A                  N/A

Fondazione Cassa di Risparmio di Torino regarding

election of of Messrs. Bombassei Alberto, Fassone

Antonio and Turicchi Antonino as the Directors, and

fixing their number and remuneration

PROPOSAL #E.1: Approve the corporate capital                       ISSUER             NO              N/A                  N/A

increase, free of payment in accordance with Article

2442 of the Italian civil code, for EUR 28,585,578.00

 through issuance of 28,585,578 ordinary shares

having the same features of the currently outstanding

 ordinary shares to be executed through allocation of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ATLAS COPCO AB

  TICKER:                  N/A                 CUSIP:   W10020118

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting and election of          ISSUER            YES             FOR                  FOR

Sune Carlsson as the Chairman of the Meeting

PROPOSAL #2: Approve the voting list                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of one or two persons to                   ISSUER            YES             FOR                  FOR

approve the minutes

PROPOSAL #5: Approve to determine whether the Meeting        ISSUER            YES             FOR                  FOR

 has been properly convened or not

PROPOSAL #6: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the Auditor's report as well as the consolidated

annual report and the consolidated Auditor's report

PROPOSAL #7: Approve the President's speech and the          ISSUER            YES             FOR                  FOR

questions from Shareholders to the Board of Directors

 and the Management

PROPOSAL #8: Receive the report on the functions of          ISSUER            YES             FOR                  FOR

and work performed by the Board of Directors and its

Audit Committee

PROPOSAL #9.A: Approve the profit and loss account            ISSUER            YES             FOR                  FOR

and the balance sheet and the consolidated profit and

 loss account and the consolidated balance sheet as

well as the presentation by the Auditor balance sheet

PROPOSAL #9.B: Grant discharge from liability of the         ISSUER            YES             FOR                  FOR

Board Members and the President

PROPOSAL #9.C: Approve to pay a dividend of SEK 3.00         ISSUER            YES             FOR                  FOR

per share for the year 2009

PROPOSAL #9.D: Approve that 03 MAY 2010 shall be                ISSUER            YES             FOR                  FOR

record day for the dividend; if the meeting decides

as proposed, the dividend is expected to be

distributed by Euroclear Sweden AB on 06 MAY 2010 as

proposed by the Board

PROPOSAL #10: Receive the report on the Nomination            ISSUER            YES             FOR                  FOR

Committee and approve to determine the number of

Board Members at ten

PROPOSAL #11: Re-elect Sune Carlsson, Jacob                        ISSUER            YES             FOR                  FOR

Wallenberg, Staffan Bohman, Christel Bories, Johan

Forssell, Ronnie Leten, Ulla Litzen, Anders Ullberg

and Margareth Ovrum and election of Gunilla Nordstrom

 as the Members of the Board, and elect Sune Carlsson

 as the Chairman and Jacob Wallenberg as the Vice

Chairman of the Board of Directors

PROPOSAL #12: Approve a fee of SEK 1,500,000 to the          ISSUER            YES             FOR                  FOR

Chairman, SEK 550,000 to the Vice Chairman and SEK

450,000 to each of the other seven Board Members not

employed by the Company; a fee to the Members of the

Audit Committee of SEK 200,000 to the Chairman and

SEK 125,000to the other Members of this Committee; a

fee of SEK 60,000 to each of the Members of the

Remuneration Committee and a fee of SEK 60,000 to

each Board Member who, in addition to the above,

participates in a Committee in accordance with a

decision of the Board of Directors; approve that each

 nominated Board Member shall have the possibility to

 choose between receiving 50% of the fee in the form

of synthetic shares and the rest in cash and to

receive the whole fee in cash; CONTD.

PROPOSAL #13: Election of the Registered Audit                   ISSUER            YES             FOR                  FOR

Company, Deloitte AB, as the Auditor until

PROPOSAL #14.A: Approve the guiding principles for            ISSUER            YES             FOR                  FOR

salary and other remuneration to the Senior Executives

PROPOSAL #14.B: Approve a performance stock option            ISSUER            YES             FOR                  FOR

plan for 2010

PROPOSAL #14.C: Authorize the Board, until the next          ISSUER            YES             FOR                  FOR

AGM, to decide, on one or more occasions, on the

acquisition of shares in the Company as follows:

acquisition of not more than 5,730,000 Series A

shares; the shares may only be acquired on NASDAQ OMX

 Stockholm; the shares may only be acquired at a

price per share within the registered trading

interval at any given point in time; the acquisition

is made with the intention to limit the economic risk

 caused by an increase of the share value during the

period the performance stock options remain

outstanding, to be able to fulfill future delivery

obligations under personnel option and matching share

 agreements, to cover alternative solutions and cash

settlements as well as to cover social charges; and

approve to transfer shares in the Company in relation

 to the Company's Personnel Option Program 2010,

including the share saving/matching share part

PROPOSAL #15: Authorize the Board, until the next              ISSUER            YES             FOR                  FOR

AGM, to sell, at one or more occasions, a maximum of

1,600,000 Series A shares and maximum of 2,400,000

Series B shares, in connection with the exercise of

rights under the 2006 and 2007 Performance Stock

Option Plans and maximum 925,000 Series A shares in

connection with the exercise of rights under the 2008

 performance stock option plan in order to cover

costs, primarily alternative plans and social costs

as well as cash settlements (plan 2008); and that the

 sale shall take place on NASDAQ OMX Stockholm at a

price within the registered price interval at any

PROPOSAL #16: Authorize the Board, until the next AGM        ISSUER            YES             FOR                  FOR

 and, considering the proposals above under Items 12

and 14 regarding mandate for the Board to acquire

shares as well as to the number of shares held by the

 Company, to decide on the acquisition of shares, at

one or more occasions, in accordance with the

following: acquisition of shares is allowed up to a

maximum of 5% of all issued shares, excluding those

shares that are held by the Company at the time of

the AGM 2010, but including the shares the Company

will acquire based on mandates granted at that AGM;

the shares may only be acquired on NASDAQ OMX

Stockholm; and that the shares may only be acquired

at a price per share within the registered trading

interval at any given point in time

PROPOSAL #17: Approve the proposal regarding the                ISSUER            YES             FOR                  FOR

Nomination Committee

PROPOSAL #18: Closing of the Meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ATLAS COPCO AB

  TICKER:                  N/A                 CUSIP:   W10020134

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting and election of          ISSUER            YES             FOR                  FOR

Sune Carlsson as the Chairman of the Meeting

PROPOSAL #2: Approve the voting list                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of one or two persons to                   ISSUER            YES             FOR                  FOR

approve the Minutes

PROPOSAL #5: Approve to determine whether the meeting        ISSUER            YES             FOR                  FOR

 has been properly convened or not

PROPOSAL #6: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the Auditor's report as well as the consolidated

annual report and the Consolidated Auditor's report

PROPOSAL #7: Approve the President's speech and                 ISSUER            YES             FOR                  FOR

questions from shareholders to the Board of Directors

 and the Management

PROPOSAL #8: Receive the report on the functions of          ISSUER            YES             FOR                  FOR

and work performed by the Board of Directors and its

Audit Committee

PROPOSAL #9.a: Approve the profit and loss account            ISSUER            YES             FOR                  FOR

and the balance sheet and the consolidated profit and

 loss account and the consolidated balance sheet as

well as the presentation by the Auditor

PROPOSAL #9.b: Grant discharge from liability of the         ISSUER            YES             FOR                  FOR

Board Members and the President

PROPOSAL #9.c: Approve the allocation of the                       ISSUER            YES             FOR                  FOR

Company's profit according to the approved balance

PROPOSAL #9.d: Approve the dividend for 2009 is                 ISSUER            YES             FOR                  FOR

decided to be SEK 3.00 per share and that 03 May 2010

 is the record day for the dividend; if the meeting

decides as proposed, the dividend is expected to be

distributed by Euroclear Sweden AB on 06 MAY 2010

PROPOSAL #10: Approve to determine 10 number of Board        ISSUER            YES             FOR                  FOR

 Members and the Deputy Members to be elected at the

meeting

PROPOSAL #11: Re-elect Sune Carlsson, Jacob                        ISSUER            YES             FOR                  FOR

Wallenberg, Staffan Bohman, Christel Bories, Johan

Forssell, Ronnie Leten, Ulla Litzen, Anders Ullberg

and Margareth Ovrum as the Board Members; election of

 Gunilla Nordstrom, as a new Member of the Board;

Currently Gunilla Nordstrom is an Executive Vice

President AB Electrolux and Head of Electrolux Major

Appliances Asia Pacific; election of Sune Carlsson as

 a Chairman and Jacob Wallenberg as a Vice Chairman

of the Board of Directors

PROPOSAL #12: Approve a fee of SEK 1,500,000 to the          ISSUER            YES             FOR                  FOR

Chairman, SEK 550,000 to the Vice Chairman and SEK

450,000 to each of the other 7 Board Member not

employed by the Company; a fee to the Members of the

Audit Committee of SEK 200,000 [170,000] to the

Chairman and SEK 125,000 [110,000] to the other

Members of this Committee; a fee of SEK 60,000 to

each of the Members of the Remuneration Committee and

 a fee of SEK 60,000 to each Board Member who, in

addition to the above, participates in a Committee in

 accordance with a decision of the Board of

Directors; that each nominated Board Member shall

have the possibility to choose between receiving 50%

of the fee in the form of synthetic shares and the

rest in cash and to receive the whole fee in cash;

that the total Board fee amounts to a sum of SEK

5,200,000 of which max SEK 2,600,000 can be in the

form of synthetic shares as specified

PROPOSAL #13: Approve the Registered Audit Company            ISSUER            YES             FOR                  FOR

Deloitte AB is elected as the Auditor until the end

of the AGM 2014 and that the principle for the

remuneration to the Auditor for the same period is

approved account; Deloitte AB has informed that,

subject to the approval of the proposal from the

nomination Committee regarding Auditor, the

authorized Auditor Jan Berntsson will be main

responsible for the audit

PROPOSAL #14.a: Approve the guiding principles for            ISSUER            YES             FOR                  FOR

the remuneration of Senior Executives; the Board for

2010, which is in compliance with the principles of

previous years and are based on agreements already

entered into between Atlas Copco and respective

employee, is as follows; the remuneration to the

Senior Executives shall consist of a base salary,

variable compensation, long term incentive programs,

pension premium and additional benefits; for

expatriates certain other benefits apply in

compliance with the Company's Conditions for

Expatriate Employees; the base salary reflects the

position, qualification and individual performance;

the size of the variable compensation depends on the

extent to which predetermined quantitative and

qualitative goals are met; the variable compensation

is limited to maximum 70% of the base salary for the

President, to 50% for the Business Area Executives

and to 40% for the other Senior Executives; pension

premiums are paid in accordance with a premium based

plan within a range of 25-35% of the base salary,

depending on age; additional benefits consist of

Company car and private health insurance; a mutual

notice term of six months applies; the maximum

compensation in case of termination of employment is

24 months base salary; the Board reserves the right

to deviate from these guiding principles if special

reasons for such a deviation exist in an individual

PROPOSAL #14.b: Approve the opinion of the Board and         ISSUER            YES             FOR                  FOR

the best interest of the shareholders, that key

personnel in Atlas Copco have a long term interest in

 a good value development of the shares of the

Company and align their performance in a manner that

enhances such a development; in particular this

applies to the group of key personnel that consists

of the senior executives and the division presidents;

 it is also the assessment of the Board that a share

related option program increases the attractiveness

of Atlas Copco on the global market and enhances the

possibility to recruit and keep key personnel in the

PROPOSAL #14.c: Approve that the Board is granted the        ISSUER            YES             FOR                  FOR

 mandate until the next AGM to decide, on one or more

 occasions, on the acquisition of shares in the

Company as follows: Acquisition of not more than

5,730,000 series A shares; the shares may only be

acquired on NASDAQ OMX Stockholm; the shares may only

 be acquired at a price per share within the

registered trading interval at any given point in

time; the Board further proposes that the Meeting

resolves to transfer shares in the Company in

relation to the Company's personnel option program

2010, including the share saving/matching share part

PROPOSAL #15: Approve that the Board is granted the          ISSUER            YES             FOR                  FOR

mandate until the next AGM to sell, at one or more

occasions, maximum 1,600,000 series A shares and

maximum 2,400,000 series B shares, in connection with

 the exercise of rights under the 2006 and 2007

performance Stock Option Plans and maximum 925,00

series A shares in connection with the exercise of

rights under the 2008 performance stock option plan

in order to cover costs, primarily alternative plans

and social costs as well as cash settlements; the

sale shall take place on NASDAQ OMX Stockholm at a

price within the registered price interval at any

PROPOSAL #16: Approve that the Board is given the              ISSUER            YES             FOR                  FOR

mandate until the next AGM and, considering the

proposals above under Items 12 and 14 regarding

mandate for the Board to acquire shares as well as to

 the number of shares held by the Company, to decide

on the acquisition of shares, at one or more

occasions, in accordance with the following:

Acquisition, of shares is allowed up to maximum 5% of

 all issued shares, excluding those shares that are

held by the Company at the time of the AGM 2010, but

including the shares the Company will acquire based

on mandates granted at that AGM 2; the shares may

only be acquired on NASDAQ OMX Stockholm 3; the

shares may only be acquired at a price per share

within the registered trading interval at any given

PROPOSAL #17: Approve that the Company shall have a          ISSUER            YES             FOR                  FOR

Nomination Committee consisting of the Chairman of

the Board and a representative from each of the 4

largest shareholders in terms of voting rights;

during the fourth quarter of 2010 the Chairman of the

 Board shall contact the four largest by Euroclear

Sweden AB directly registered or ownership grouped

shareholders for the appointing of an owner

representative; the names of the four owner

representatives and the names of the shareholders

they represent shall be made public latest six months

 prior to the AGM 2011 and be based upon the known

number of votes immediately prior to the publishing;

the term of office of the nomination committee lasts

until a new nomination committee has been appointed;

the Chairman of the nomination committee shall,

unless the members otherwise agree, be the member who

 represents the shareholder with the largest number

of votes; that representatives who have been

appointed by such shareholders who, during the term

of the nomination committee, no longer belong to the

group of four largest shareholders in terms of voting

 rights, shall cease to be members of the committee

and the one, or those, shareholders who has been

added among the four shareholders with the largest

voting rights shall appoint its/their

representatives; that the nomination committee shall

prepare proposals to the AGM 2011 regarding the

following matters for decision: proposal regarding

Chairman for the AGM, number of Board members,

composition of the Board of Directors, Chairman and

Vice Chairman of the Board of Directors, remuneration

 to the Chairman, Vice Chairman and other Board

members not employed by the Company, compensation for

 committee work and the criteria for the selection of

 the nomination committee and decision points for the

 AGM 2012; that, in connection with its mission in

general, the nomination committee shall fulfill those

 tasks that, according to the Swedish Code of

Corporate Governance, are allocated to a nomination

committee and that the Company, upon request from the

 nomination committee, shall provide resources like,

for example, the secretary function in the nomination

 committee in order to facilitate the work of the

committee; upon request, the Company shall also carry

 such reasonable costs for external consultants who

are deemed by the nomination committee to be required

 in order for the nomination committee to carry out

PROPOSAL #18: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ATOS ORIGIN, PARIS-LA DEFENSE

  TICKER:                  N/A                 CUSIP:   F06116101

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's accounts for the        ISSUER            YES             FOR                  FOR

 YE 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #O.3: Approve the recommendations of the              ISSUER            YES             FOR                  FOR

Board of Directors and to appropriate the income of

EUR 128,712,027.00 as follows: EUR 301.00 to the

legal reserve, the distributable income of EUR

260,408,901.00 including the prior retained earnings

of EUR 131,697,175.00 to be allotted to the retained

earnings; as required by law, it is reminded that,

for the last 3 financial years, the dividends paid,

were as follows: nil for FY 2006, EUR 0.40 for FY

2007, nil for FY 2008

PROPOSAL #O.4: Approve the special report of the                ISSUER            YES             FOR                  FOR

Supervisory Board on Article L.225-38 of the Code de

Commerce

PROPOSAL #O.5: Ratify the co-opting of Mr. Lionel              ISSUER            YES             FOR                  FOR

Zinsou-Derling as a member of the Board of Directors

vice Mr. Dominique Megret

PROPOSAL #O.6: Appointment of Mrs Aminata Niane as a         ISSUER            YES             FOR                  FOR

member of the Board of Directors

PROPOSAL #O.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

buy, keep or transfer shares in the Company

PROPOSAL #O.8: Approve the setting of the total                 ISSUER            YES             FOR                  FOR

annual amount of the Directors' attendance fees

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

reduce the authorized capital by canceling shares

PROPOSAL #E.10: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of issuing with the preferential right of

 subscription for shareholders maintained shares or

other equity in the Company, or transferable

securities giving access to the capital of the

Company or of one of its subsidiaries, and/or

transferable securities giving an entitlement to the

allocation of debt securities

PROPOSAL #E.11: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of issuing without a preferential right

of subscription for shareholders ordinary shares in

the Company and transferable securities giving access

 to the ordinary shares of the Company or of one of

its subsidiaries, and/or transferable securities

giving an entitlement to the allocation of debt

PROPOSAL #E.12: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of increasing the authorized capital by

increasing the amount of equity to be issued, with or

 without a preferential right of subscription for

shareholders

PROPOSAL #E.13: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of issuing ordinary shares, transferable

securities giving access to ordinary shares and/or

transferable securities giving an entitlement to the

allocation of debt securities, in the event of a

Public Exchange Offer initiated by the Company

concerning the equity of another Company

PROPOSAL #E.14: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of issuing ordinary shares and

transferable securities giving access to ordinary

shares, in order to pay for contributions in kind

granted to the Company consisting of equity or

transferable securities giving access to the capital

PROPOSAL #E.15: Approve the capital on authorizations        ISSUER            YES             FOR                  FOR

PROPOSAL #E.16: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of increasing the Company's authorized

capital, with the preferential right of subscription

for shareholders cancelled, in favor of employees of

the Company and its affiliated Companies

PROPOSAL #O.17: Grant powers for the necessary legal         ISSUER            YES             FOR                  FOR

formalities

PROPOSAL #O.18: Ratify the appointment of Mrs.                   ISSUER            YES             FOR                  FOR

Colette Neuville as censor

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AUTOGRILL SPA, ROZZANO

  TICKER:                  N/A                 CUSIP:   T8347V105

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statement for            ISSUER             NO              N/A                  N/A

the year 31 DEC 2009 and report; any adjournment

thereof and receive the presentation consolidated

financial statement for the year 31 DEC 2009

PROPOSAL #O.2: Approve the authorization to the share        ISSUER             NO              N/A                  N/A

 buyback and sale according to Articles 2357 and

following of civil code; any adjournment thereof

PROPOSAL #O.3: Approve the plan of Stock Option for          ISSUER             NO              N/A                  N/A

the year 2010

PROPOSAL #E.1: Approve the paid capital increase for         ISSUER             NO              N/A                  N/A

maximum 2,000,000 ordinary shares; and amend Article

5 of Statute; any adjournment thereof

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AUTONOMY CORPORATION PLC, CAMBRIDGE

  TICKER:                  N/A                 CUSIP:   G0669T101

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the accounts of the          ISSUER            YES             FOR                  FOR

Company for the FYE 31 DEC 2009 together with the

Directors' report, the Directors' remuneration report

 and the Auditors' report on those accounts and the

auditable part of the remuneration report

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report included in the annual report and accounts for

 the YE 31 DEC 2009

PROPOSAL #3.: Approve the appointment of Robert Webb         ISSUER            YES             FOR                  FOR

as a Director, such appointment having occurred after

 the conclusion of the last AGM of the Company

PROPOSAL #4.: Re-elect Sushovan Hussain as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #5.: Re-elect Michael Lynch as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #6.: Re-elect John McMonigall as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #7.: Re-elect Richard Perle as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #8.: Re-elect Barry Ariko as a Director of          ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #9.: Re-appoint Deloitte LLP as the Auditors        ISSUER            YES             FOR                  FOR

 of the Company in accordance with Section 489 of the

 Companies Act 2006 to hold office until the

conclusion of the next general meeting at which the

accounts of the Company are laid

PROPOSAL #10.: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to determine the Auditors' remuneration for the

ensuing year

PROPOSAL #11.: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, in accordance with Section 551 of the

Companies Act 2006 [the Act], to allot equity

securities [within the meaning of Section 560 of the

Act]: [a] up to an aggregate nominal amount of GBP

267,640.32; and [b] up to an aggregate nominal amount

 of GBP 267,640.32 in connection with a rights issue

[as specified in the Listing Rules issued by the

Financial Services Authority pursuant to Part VI of

the Financial Services and Markets Act 2000], to

holders of equity securities, in proportion to their

respective entitlements to such equity securities,

but subject to such exclusions or other arrangements

as the directors may deem necessary or expedient in

relation to treasury shares, fractional entitlements,

 record dates, legal or practical problems in or

under the laws of any territory or the requirements

of any regulatory body or Stock Exchange; [Authority

expires at the conclusion of the Company'S AGM in

2011]; and the Directors may allot equity securities

after the expiry of this authority in pursuance of

such an offer or agreement made prior to such expiry

PROPOSAL #S.12: Authorize the Directors, subject to          ISSUER            YES             FOR                  FOR

the passing of Resolution 11 above of the notice of

meeting of which this resolution forms part, pursuant

 to Section 570 of the Companies Act 2006 [the Act]

to allot equity securities [within the meaning of

Section 560 of the Act]: [a] pursuant to the

authority conferred by Resolution 11[a] of the notice

 of meeting of which this resolution forms part, as

if Section 561 of the Act did not apply to any such

allotment, provided that this power shall be limited

to: [i] the allotment of equity securities in

connection with any rights issue or other issue or

offer by way of rights [including, without

limitation, under an open offer or similar

arrangement] to holders of equity securities, in

proportion to their respective entitlements to such

equity securities, but subject to such exclusions or

other arrangements as the directors may deem

necessary or expedient in relation to treasury

shares, fractional entitlements, record dates, legal

or practical problems in or under the laws of any

territory or the requirements of any regulatory body

or Stock Exchange; and [ii] the allotment of equity

securities [otherwise than pursuant to this

resolution above] up to an aggregate nominal value of

 GBP 40,146.05; and [b] pursuant to the authority

conferred by Resolution 11[b] of the notice of

meeting of which this resolution forms part, as if

Section 561 of the Act did not apply to any such

allotment, provided that this power shall be limited

to the allotment of equity securities in connection

with a rights issue [as defined in the Listing Rules

issued by the Financial Services Authority pursuant

to Part VI of the Financial Services and Markets Act

2000] to holders of equity securities, in proportion

to their respective entitlements to such equity

securities, but subject to such exclusions or other

arrangements as the directors may deem necessary or

expedient in relation to treasury shares, fractional

entitlements, record dates, legal or practical

problems in or under the laws of any territory or the

 requirements of any regulatory body or Stock

Exchange; [Authority expires at the conclusion of the

 AGM of the Company'S AGM in 2011]; and the Directors

 may allot equity securities after the expiry of this

PROPOSAL #S.13: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006 to

make one or more market purchases [within the meaning

 of Section 693[4] of that Act] on the London Stock

Exchange of ordinary shares of 1/3 pence each in the

capital of the Company provided that: [a] the maximum

 aggregate number of ordinary shares to be purchased

is 24,087,628 [representing approximately 10% of the

Company's issued ordinary share capital]; [b] the

minimum price which may be paid for such shares is

1/3 pence per share; [c] the maximum price which may

be paid for an ordinary share shall not be more than

5% above the average of the middle market quotations

for an ordinary share as derived from the London

Stock Exchange Daily Official List for the five

business days immediately preceding the date on which

 the ordinary share is purchased; and [Authority

expires at the conclusion of the Company'S AGM in

2011]; the Company, before the expiry, may make a

contract to purchase ordinary shares which will or

may be executed wholly or partly after such expiry

PROPOSAL #S.14: Approve, that the Company may hold            ISSUER            YES             FOR                  FOR

general meetings of shareholders [other than AGM's]

at not less than 14 clear days' notice, [Authority

expires the earlier of the conclusion of the AGM of

the Company to be held in 2011 or 15 months after the

 passing of this resolution]

PROPOSAL #S.15: Adopt the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company in substitution for, and to the exclusion

 of, the existing Articles of Association, as

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AVIVA PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G0683Q109

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual reports and accounts         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the final dividend                                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of Andrea Moneta                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of Patrick Regan                                  ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of Michael Hawker                                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Election of Leslie Van de Walle                       ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re elect Andrew Moss                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8: Re elect Colin Sharman                                       ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re elect Scott Wheway                                         ISSUER            YES             FOR                  FOR

PROPOSAL #10: Re-appoint Ernst and Young LLP                       ISSUER            YES             FOR                  FOR

PROPOSAL #11: Approve the Auditors remuneration                  ISSUER            YES             FOR                  FOR

PROPOSAL #12: Authorize to allot securities                         ISSUER            YES             FOR                  FOR

PROPOSAL #S.13: Authorize the non pre emptive share          ISSUER            YES             FOR                  FOR

allotments

PROPOSAL #14: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #15: Approve the Corporate responsibility            ISSUER            YES             FOR                  FOR

report

PROPOSAL #16: Approve the political donations                      ISSUER            YES             FOR                  FOR

PROPOSAL #S.17: Authorize to allot preference shares         ISSUER            YES             FOR                  FOR

PROPOSAL #S.18: Approve the 14 days notice for                   ISSUER            YES             FOR                  FOR

general meeting

PROPOSAL #S.19: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #S.20: Grant authority to purchase ordinary         ISSUER            YES             FOR                  FOR

shares

PROPOSAL #S.21: Grant authority to purchase 8 and              ISSUER            YES             FOR                  FOR

34th% preference shares

PROPOSAL #S.22: Grant authority to purchase 8 and              ISSUER            YES             FOR                  FOR

38th% preference shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AXA SA, PARIS

  TICKER:                  N/A                 CUSIP:   F06106102

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's Accounts for the        ISSUER            YES             FOR                  FOR

 year 2009

PROPOSAL #O.2: Approve the Consolidated Accounts for         ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the year 2009 and setting of the dividend per share

at EUR 0.55

PROPOSAL #O.4: Approve the Special Auditors' Report          ISSUER            YES             FOR                  FOR

on regulatory agreements

PROPOSAL #O.5: Approve the regulated commitments                ISSUER            YES             FOR                  FOR

specified in Article L. 225-90-1, last Paragraph of

the Code De Commerce  Commercial Code  relating to

retirement and corporate protection

PROPOSAL #O.6: Approve the regulated commitments                ISSUER            YES             FOR                  FOR

specified in Article L. 225-90-1 of the Code De

Commerce  Commercial Code  taken by M. Henri de

Castries to bring his situation into line with

AFEP/MEDEF recommendations

PROPOSAL #O.7: Approve the regulated commitments                ISSUER            YES             FOR                  FOR

specified in Article L. 225-90-1 of the Code De

Commerce  Commercial Code  taken by M. Denis Duverne

to bring his situation into line with AFEP/MEDEF

recommendations

PROPOSAL #O.8: Approve to renewal of the Supervisory         ISSUER            YES             FOR                  FOR

Board mandate held by M. Norbert Dentressangle

PROPOSAL #O.9: Approve to renewal of the Auditors'            ISSUER            YES             FOR                  FOR

mandate held by the Cabinet Mazars

PROPOSAL #O.10: Appointment of M. Jean-Brice De                 ISSUER            YES             FOR                  FOR

Turkheim as an Assistant Auditor

PROPOSAL #O.11: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

purchase ordinary Company shares

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock by issuing ordinary shares or

tangible assets granting access to ordinary Company

shares reserved for members of a Company Savings Plan

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock by issuing ordinary shares

without a preferential subscription right to a named

beneficiary category

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce capital stock by canceling ordinary shares

PROPOSAL #E.15: Approve the change in the Company              ISSUER            YES             FOR                  FOR

administration and management mode, the amendments to

 the Articles of Association and delegations granted

to the Board of Directors for the Directors

PROPOSAL #E.16: Approve other amendments to the                 ISSUER            YES             FOR                  FOR

Articles of Association

PROPOSAL #O.17: Appointment of M. Henri de Castries          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #O.18: Appointment of M. Denis Duverne as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #O.19: Appointment of M. Jacques de                       ISSUER            YES             FOR                  FOR

Chateauvieux as a Director

PROPOSAL #O.20: Appointment of M. Norbert                            ISSUER            YES             FOR                  FOR

Dentressangle as a Director

PROPOSAL #O.21: Appointment of M. Jean-Martin Folz as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #O.22: Appointment of M. Anthony Hamilton as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #O.23: Appointment of M. Francois Martineau         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #O.24: Appointment of M. Giuseppe Mussari as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #O.25: Appointment of M. Ramon de Oliveira          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #0.26: Appointment of M. Michel Pebereau as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #O.27: Appointment of Mme. Dominique                     ISSUER            YES             FOR                  FOR

Reiniche as a Director

PROPOSAL #O.28: Appointment of M. Ezra Suleiman as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #O.29: Appointment of Mme. Isabelle Kocher          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #O.30: Appointment of Mme. Suet-Fern Lee as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #O.31: Appointment of Mme. Wendy Cooper as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #O.32: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: appointment of M. John

Coultrap as a Director

PROPOSAL #O.33: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: appointment of M. Paul

Geiersbach as a Director, as proposed by shareholders

 working for the AXA Group

PROPOSAL #O.34: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: appointment of M. Sebastien

Herzog as a Director, as proposed by shareholders

working for the AXA Group

PROPOSAL #O.35: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: appointment of M. Rodney Koch

 as a Director, as proposed by shareholders working

for the AXA Group

PROPOSAL #O.36: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: appointment of M. Jason

Steinberg as a Director, as proposed by shareholders

working for the AXA Group

PROPOSAL #O.37: Approve the setting of Directors' fees      ISSUER            YES             FOR                  FOR

PROPOSAL #O.38: Grant powers for formalities                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BAE SYSTEMS PLC

  TICKER:                  N/A                 CUSIP:   G06940103

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the final dividend                              ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Michael Hartnall as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Sir peter Mason as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Richard Olver as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Elect Paul Anderson as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Elect Linda Hudson as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Elect Nicholas Rose as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Re-appointment of the Auditors                      ISSUER            YES             FOR                  FOR

PROPOSAL #11.: Approve the remuneration of the                   ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #12.: Approve the political donations up to         ISSUER            YES             FOR                  FOR

specified limits

PROPOSAL #13.: Grant authority to allot issue new              ISSUER            YES             FOR                  FOR

shares

PROPOSAL #s.14: Approve the disapplication of pre-             ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #s.15: Grant authority to purchase own shares      ISSUER            YES             FOR                  FOR

PROPOSAL #s.16: Amend the Articles of Association               ISSUER            YES             FOR                  FOR

PROPOSAL #s.17: Approve the notice of general meetings      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BALFOUR BEATTY PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G3224V108

  MEETING DATE:      10/7/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition of Parsons                ISSUER            YES             FOR                  FOR

Brinckerhoff Inc

PROPOSAL #2.: Approve to increase the authorized                ISSUER            YES             FOR                  FOR

share capital of the Company

PROPOSAL #3.: Approve to renew the Directors                       ISSUER            YES             FOR                  FOR

authority to allot shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BALFOUR BEATTY PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G3224V108

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the Directors' report and accounts        ISSUER            YES             FOR                  FOR

 for the YE 31 DEC 2009

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3: Declare a final dividend on the ordinary        ISSUER            YES             FOR                  FOR

 shares of the Company

PROPOSAL #4: Re-elect Mr. M.J. Donovan as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Mr. G.H. Sage as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Mr. R.J.W. Walvis as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7: Election of Mr. I.G.T. Ferguson CBE as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #8: Re-appoint Deloitte LLP as the Auditors         ISSUER            YES             FOR                  FOR

PROPOSAL #9: Authorize the Directors to allot                     ISSUER            YES             FOR                  FOR

unissued shares

PROPOSAL #S.10: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

shares for cash

PROPOSAL #S.11: Approve to renew the authority for            ISSUER            YES             FOR                  FOR

the Company to purchase its own ordinary and

preference shares

PROPOSAL #12: Authorize the Company and its UK                   ISSUER            YES             FOR                  FOR

subsidiaries to incur political expenditure

PROPOSAL #S.13: Authorize the Company to hold general        ISSUER            YES             FOR                  FOR

 meetings, other than an AGM, on 14 clear days' notice

PROPOSAL #S.14: Amend the Memorandum of Association          ISSUER            YES             FOR                  FOR

and adopt new Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BALOISE-HOLDING AG, BASEL

  TICKER:                  N/A                 CUSIP:   H04530202

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the business review, the 2009          ISSUER            YES             FOR                  FOR

annual financial statements and the 2009 consolidated

 financial statements

PROPOSAL #2.: Grant discharge to the Board of                     ISSUER            YES             FOR                  FOR

Directors and the Management

PROPOSAL #3.: Approve the appropriation of retained          ISSUER            YES             FOR                  FOR

earnings

PROPOSAL #4.1.: Re-elect Dr. Georg F. Krayer                       ISSUER            YES             FOR                  FOR

PROPOSAL #4.2.: Re-elect Werner Kummer                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.3.: Re-elect Prof. Dr. Gertrud Hoehler             ISSUER            YES             FOR                  FOR

PROPOSAL #4.4.: Re-elect Dr. Hansjoerg Frei                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.5.: Election of Dr. Michael Becker                    ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Appointment of PricewaterhouseCoopers          ISSUER            YES             FOR                  FOR

LTD. as the Auditing Firm

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCA CARIGE SPA CASSA DI RISPARMIO DI GENOVA E IM

  TICKER:                  N/A                 CUSIP:   T0881N128

  MEETING DATE:      11/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to issue, in 1 or more                       ISSUER             NO              N/A                  N/A

tranches, within 1 year, convertible bonds to be

offered to the shareholders, for a max countervalue

of EUR 400 million and amend Article 5 of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCA CARIGE SPA CASSA DI RISPARMIO DI GENOVA E IM

  TICKER:                  N/A                 CUSIP:   T0881N128

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Approve the financial statements as at        ISSUER             NO              N/A                  N/A

 31 DEC 2009, the Board of Directors report, the

Board of Auditors report, adjournment thereof

PROPOSAL #A.2: Approve the communication of Banca              ISSUER             NO              N/A                  N/A

Carige Group consolidated financial statements at 31

DEC 2009

PROPOSAL #A.3: Approve the Directors appointment                ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: Approve the resolutions ex Article              ISSUER             NO              N/A                  N/A

2357 civil code [buy and sell own shares] and Article

 N. 132 d.l. 24/2/1998 N. 58

PROPOSAL #A.5: Grant authority to make an insurance          ISSUER             NO              N/A                  N/A

policy regarding civil responsibility of Board Members

PROPOSAL #A.6: Approve the remuneration policies                ISSUER             NO              N/A                  N/A

information

PROPOSAL #E.1: Amend the Article N. 20, 22, 25 and 28        ISSUER             NO              N/A                  N/A

 of Corporate Bylaw

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCA MONTE DEI PASCHI DI SIENA SPA, SIENA

  TICKER:                  N/A                 CUSIP:   T1188A116

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the stock granting event for            ISSUER             NO              N/A                  N/A

the FY 2008

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCA MONTE DEI PASCHI DI SIENA SPA, SIENA

  TICKER:                  N/A                 CUSIP:   T1188A116

  MEETING DATE:      3/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Re-appoint the Board of Statutory                ISSUER             NO              N/A                  N/A

Auditors

PROPOSAL #E.1: Approve the merger through                            ISSUER             NO              N/A                  N/A

incorporation of Antenore finance and Theano finance

into Mps

PROPOSAL #E.2: Approve the merger through                            ISSUER             NO              N/A                  N/A

incorporation of Mps Banca Personale into Mps

PROPOSAL #E.3: Approve the merger through                            ISSUER             NO              N/A                  N/A

incorporation of Mps Sim into Mps

PROPOSAL #E.4: Approve the merger through                            ISSUER             NO              N/A                  N/A

incorporation of Siena Mortgages into Mps

PROPOSAL #E.5: Approve the merger through                            ISSUER             NO              N/A                  N/A

incorporation of Ulisse into Mps

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCA MONTE DEI PASCHI DI SIENA SPA, SIENA

  TICKER:                  N/A                 CUSIP:   T1188A116

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the balance sheet and                          ISSUER             NO              N/A                  N/A

consolidated balance sheet as of 31 DEC 2009

PROPOSAL #2: Approve the resolutions in relation to          ISSUER             NO              N/A                  N/A

the purchase and sale of own shares ex Article 2357

and 2357 TER of the Civil Code

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCA POPOLARE DI MILANO BPM BIPIEMME, MILANO

  TICKER:                  N/A                 CUSIP:   T15120107

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of            ISSUER             NO              N/A                  N/A

Directors and of the Board of Auditors on 2009

balance sheet, examination balance sheet and related

resolutions

PROPOSAL #O.2: Approve the examination and                          ISSUER             NO              N/A                  N/A

resolutions on the Banks remuneration policies

PROPOSAL #O.3: Approve, according to a proposal                 ISSUER             NO              N/A                  N/A

motivated by the Board of Auditors, integration of

the emolument of Reconta Ernst and Young SPA in

charge of the auditing office for FY's from 2007 to

2015, related and consequential resolutions

PROPOSAL #E.1: Approve, as per Article 2505 of the            ISSUER             NO              N/A                  N/A

Civil Code, the Plan for the Merger by Incorporation

of BIPIEMME Private Banking SIM SPA into BANCA

Popolare Di Milano SCRL on the basis of the financial

 status as of 31 DEC 2009, related and consequential

resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO BILBAO VIZCAYA ARGENTARIA SA, BILBAO

  TICKER:                  N/A                 CUSIP:   E11805103

  MEETING DATE:      3/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and the              ISSUER            YES             FOR                  FOR

Management Report

PROPOSAL #2.1: Ratify and re-elect Mr. Francisco                ISSUER            YES             FOR                  FOR

Gonzalez Rodriguez as a Board Member

PROPOSAL #2.2: Ratify and re-elect Mr. Angel Cano              ISSUER            YES             FOR                  FOR

Fernandez as a Board Member

PROPOSAL #2.3: Re-elect Mr. Ramon Bustamante Y De La         ISSUER            YES             FOR                  FOR

Mora as a Board Member

PROPOSAL #2.4: Re-elect Mr. Ignacio Ferrero Jordi as         ISSUER            YES             FOR                  FOR

a Board Member

PROPOSAL #3.: Grant authority to purchase own shares         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve of the retribution program in          ISSUER            YES             FOR                  FOR

shares in 2010 and 2011 for the Managers

PROPOSAL #5.: Re-elect the Auditors                                       ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Approve the delegation of powers                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO COMERCIAL PORTUGUES, SA, PORTO

  TICKER:                  N/A                 CUSIP:   X03188137

  MEETING DATE:      4/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the individual consolidated                ISSUER             NO              N/A                  N/A

annual report, balance sheet and the financial

statements of 2009

PROPOSAL #2: Approve the distribution of 2009 results        ISSUER             NO              N/A                  N/A

PROPOSAL #3: Approve to carry out general analysis of        ISSUER             NO              N/A                  N/A

 management Auditing of the Company W/Latitude

foreseen in law

PROPOSAL #4: Approve the statement issued by                       ISSUER             NO              N/A                  N/A

remuneration welfare committee on remuneration policy

 of executive Board of Directors

PROPOSAL #5: Approve the statement issued by                       ISSUER             NO              N/A                  N/A

remuneration welfare committee on remuneration policy

 of supervisory Board

PROPOSAL #6: Approve the remuneration of members of          ISSUER             NO              N/A                  N/A

remunerations welfare committee

PROPOSAL #7: Ratify the appointment by supervisory            ISSUER             NO              N/A                  N/A

Board of Mr.Miguel Pinheiro as member of executive

Board of Director, during the period of suspension of

 Mr. Armando Antonio Martins Vara

PROPOSAL #8: Ratify the appointment of Mr. Vitor                ISSUER             NO              N/A                  N/A

Fernandes, made by executive Board of Director; to

exercise position of Vice-Chairman during suspension

of Mr. Armando Antonio Martins Vara

PROPOSAL #9: Approve the purchase sale of own shares         ISSUER             NO              N/A                  N/A

PROPOSAL #10: Approve the purchase sale of own bonds         ISSUER             NO              N/A                  N/A

PROPOSAL #11: Approve the alteration of Articles of          ISSUER             NO              N/A                  N/A

Association

PROPOSAL #12: Approve the alter until end of current         ISSUER             NO              N/A                  N/A

triennial the Number of members of the executive

Board to 9, fulfilling the consequent vacancies

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DE SABADELL SA, BARCELONA

  TICKER:                  N/A                 CUSIP:   E15819191

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts (balance            ISSUER            YES             FOR                  FOR

sheet, Profit and loss account, statement of changes

in net assets for the year, cash flow statements and

annual report) together with the management report of

 Banco de Sabadell, S.A., and its consolidated group

and the report on Remuneration Policy) allocation of

profits and distribution of the dividend; approve the

 Corporate Management;  all the aforementioned

referred to the YE 31 DEC 2009; it also includes the

report explaining the aspects of the Management

report provided in Article 116 B of the Law on the

securities market

PROPOSAL #2.1: Approve the modification of Article 59        ISSUER            YES             FOR                  FOR

 BIS and introduction of the new Article 82 BIS

PROPOSAL #2.2: Approve the modification of Article 10        ISSUER            YES             FOR                  FOR

 and 13 of the shareholders general meeting

PROPOSAL #2.3: Approve the modification of Article            ISSUER            YES             FOR                  FOR

13,14 and 15 of the Boards Members regulations

PROPOSAL #3.: Approve the retribution to the                       ISSUER            YES             FOR                  FOR

shareholders with own shares

PROPOSAL #4.1: Re-election of Mr. Jose Oliu Creus as         ISSUER            YES         AGAINST           AGAINST

the Board Member

PROPOSAL #4.2: Re-election of Mr. Joaquin Folch-                ISSUER            YES             FOR                  FOR

Rusinol Corachan as an Independent Board Member

PROPOSAL #4.3: Re-election of Mr. Miguel Bosser                 ISSUER            YES         AGAINST           AGAINST

Rovira as an Independent Board Member

PROPOSAL #5.: Approve the incentive plan for the                ISSUER            YES             FOR                  FOR

Managers of the Banco Sabadell Group

PROPOSAL #6.: Approve the delegation to the Board              ISSUER            YES             FOR                  FOR

Members to increase up the social capital

PROPOSAL #7.: Approve the delegation to the Board              ISSUER            YES             FOR                  FOR

Members to issue non convertible fix income

PROPOSAL #8.: Approve the delegation to the Board              ISSUER            YES             FOR                  FOR

Members to issue convertible valuables

PROPOSAL #9.: Grant authority to purchase own shares         ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Re-election, in accordance with the            ISSUER            YES             FOR                  FOR

provisions of Article 204 of the Limited Companies

Act (Ley de Sociedades Anonimas), of the Company,

PricewaterhouseCoopers Auditores, Sociedad Limitada,

as Auditors of the Company Accounts and the

consolidated annual accounts of its Group, for a

further period of one year

PROPOSAL #11.: Approve the delegation of powers                  ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DE VALENCIA SA, VALENCIA

  TICKER:                  N/A                 CUSIP:   E16100369

  MEETING DATE:      3/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Management Board, annual              ISSUER            YES             FOR                  FOR

accounts, Management report and applying of the

result referred to the accounting year closed on 31

PROPOSAL #2: Approve the modification of the Article         ISSUER            YES             FOR                  FOR

37 in order to include distribution of dividends  and

 other distributions

PROPOSAL #3: Approve to increase of social capital in        ISSUER            YES             FOR                  FOR

 EUR 2,367,016.25 charged to issue premium by means

of issue 9,468,065 shares of EUR 0.25 nominal each

one, one new share for 50 old shares

PROPOSAL #4: Approve the renouncement of the unused          ISSUER            YES             FOR                  FOR

portion given to the Board on MAR 2009 to set a new

issue

PROPOSAL #5: Re-elect the Auditor                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Approve the renoncemet to the                          ISSUER            YES         AGAINST           AGAINST

authorization to purchase own shares and new

authorization with the same goal within the limits of

 the law for corporations

PROPOSAL #7: Approve the presentation and deposit by         ISSUER            YES             FOR                  FOR

the Boards Members the annual accounts and Management

 report

PROPOSAL #8: Approve the delegation of powers                      ISSUER            YES             FOR                  FOR

PROPOSAL #9: Approve the minutes                                            ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO ESPIRITO SANTO SA, LISBOA

  TICKER:                  N/A                 CUSIP:   X0346X153

  MEETING DATE:      7/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Luis Carlos Trabuco Cappi as         ISSUER             NO              N/A                  N/A

a Member of the Board of Directors, until the end of

the current mandate [2008 to 2011], increasing the

number of Members of the Board of Directors of Banco

Espirito Santo, S.A., from 26 to 27 Members

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO ESPIRITO SANTO SA, LISBOA

  TICKER:                  N/A                 CUSIP:   X0346X153

  MEETING DATE:      4/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the management report, the                 ISSUER             NO              N/A                  N/A

corporate governance report and the remaining

individual reporting documents relative to FY 2009

accounts

PROPOSAL #2: Receive the consolidated management                ISSUER             NO              N/A                  N/A

report, the consolidated accounts and the remaining

consolidated reporting documents relative to FY 2009

accounts

PROPOSAL #3: Approve the allocation of results                    ISSUER             NO              N/A                  N/A

PROPOSAL #4: Approve to make a general assessment of         ISSUER             NO              N/A                  N/A

BES Management and Supervision

PROPOSAL #5: Approve the recommendations recently              ISSUER             NO              N/A                  N/A

issued by the supervision authorities, to resolve on

the Remuneration Committee and Board of Directors'

statements on the Remuneration Policy of BES

Corporate and supervision bodies and remaining BES

Managers, respectively

PROPOSAL #6: Approve to create a Variable                            ISSUER             NO              N/A                  N/A

Remuneration Plan based on financial instruments for

the members of BES Executive Committee

PROPOSAL #7: Approve to create a Variable                            ISSUER             NO              N/A                  N/A

Remuneration Plan based on financial instruments for

the BES General Managers, advisors to the Board of

Directors and Coordinating Managers

PROPOSAL #8: Amend the Remuneration Policy of BES              ISSUER             NO              N/A                  N/A

Corporate and supervision bodies, to resolve on the

partial alteration of the regulation on the right of

Directors to a pension or complementary pension

benefits for old age or disability, amend the

Articles 1 and 7 thereof

PROPOSAL #9: Approve the acquisition and sale of own         ISSUER             NO              N/A                  N/A

shares and bonds, by BES or Companies under BES

PROPOSAL #10: Amend the Articles of Association,                ISSUER             NO              N/A                  N/A

namely the amendment of Article 24 (3) and Article 32

  1

PROPOSAL #11: Approve to deliberate on whether or not        ISSUER             NO              N/A                  N/A

 to maintain the group relationship with the

Companies whose share capital is fully held by BES,

under the terms and for the purposes of Article 489

2-c  of the Portuguese Companies Code

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO POPOLARE SOCIETA' COOPERATIVA, VERONA, PIAZZ

  TICKER:                  N/A                 CUSIP:   T1872V103

  MEETING DATE:      1/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Directors, as            ISSUER             NO              N/A                  N/A

per Article 2420 Ter of the Italian Civil Code and

subject to prior favorable advice from the Board of

inspection, to issue convertible bonds to be offered

in option to the entitled shareholders and

consequential Corporate capital increase for an

amount of max a thousand million EUR and amend

Article 6 of the Corporate Bylaws; related and

consequential resolutions

PROPOSAL #2.: Amend the Article No. 6 and Article No.        ISSUER             NO              N/A                  N/A

 33.2, 39.1, 41.2, 46 and 52 of Corporate By-laws and

 adjournment thereof

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO POPOLARE SOCIETA' COOPERATIVA, VERONA, PIAZZ

  TICKER:                  N/A                 CUSIP:   T1872V103

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Management Board report,              ISSUER             NO              N/A                  N/A

Surveillance Board report, External Auditors report

on FY 2009; approve the balance sheet as of 31 DEC

2009, as per Article 20 item 3 and 41.3 letter A of

the Corporate Bylaws; presentation of consolidated

and Corporate balance sheet

PROPOSAL #2: Approve the allocation of profits                    ISSUER             NO              N/A                  N/A

PROPOSAL #3: Approve to determine the total amount to        ISSUER             NO              N/A                  N/A

 be allocated for aid, charity and public interest,

as per art 4 Bis of the Corporate Bylaws

PROPOSAL #4: Grant authority to buy own shares in              ISSUER             NO              N/A                  N/A

order to support the liquidity of the security

PROPOSAL #5: Approve the plan of assignment of shares        ISSUER             NO              N/A                  N/A

 to the employees of Banco Popolare Group and grant

authority to purchase own shares reserved to such Plan

PROPOSAL #6: Approve the resolutions related to the          ISSUER             NO              N/A                  N/A

emoluments to the member of the Surveillance Board,

including the emoluments to Directors with particular

 offices, as per art 39.12 of the Corporate Bylaws

PROPOSAL #7: Appointment of 10 Members of the                     ISSUER             NO              N/A                  N/A

Surveillance Board for fiscal years 2010,

PROPOSAL #8: Appointment of Board of Arbitrators for         ISSUER             NO              N/A                  N/A

fiscal years 2010, 2011, 2012

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO POPULAR ESPANOL SA, MADRID

  TICKER:                  N/A                 CUSIP:   E19550206

  MEETING DATE:      4/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts [balance            ISSUER            YES             FOR                  FOR

sheet, profit and loss account, statement of changes

in equity, cash flow statement and notes] and

management report of Spanish Banco popular SA and its

 consolidate group as well as the proposed

appropriation of earnings and social management, all

for the FY 2009

PROPOSAL #2.: Approve the supplementary payments paid        ISSUER            YES             FOR                  FOR

 dividend for the FY 2009 through the partial

distribution of the share premium reserve of shares

through the delivery of shares of the bank from

treasury

PROPOSAL #3.: Re-election of Auditors for review and         ISSUER            YES             FOR                  FOR

legal audit of the financial statements of the bank

and consolidated

PROPOSAL #4.: Authorize the bank and its subsidiaries        ISSUER            YES             FOR                  FOR

 may acquire its own shares, with in the conditions

and maximum extent permitted by law, and to carry out

 its depreciation from own resources and consequent

reduction of share capital

PROPOSAL #5.: Receive the report on the policy of              ISSUER            YES             FOR                  FOR

remuneration of members of the Board of Directors and

 senior management, for an advisory rating

PROPOSAL #6.: Approve the delegation of powers to the        ISSUER            YES             FOR                  FOR

 Board of Directors, with the power of substitution,

to the formulation, interpretation, correction and

more full execution of the agreements adopted by the

general meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO SANTANDER SA, SANTANDER

  TICKER:                  N/A                 CUSIP:   E19790109

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts  balance              ISSUER            YES             FOR                  FOR

sheet, profit and loss account, state of recognized

income and expense, total state of changes in equity,

 cash flow statement and annual report  and the

management of Banco Santander, SA and its

consolidated group, all with respect to the YE 31 DEC

PROPOSAL #2: Approve the application for tax year 2009      ISSUER            YES             FOR                  FOR

PROPOSAL #3.a: Appointment of D. Becerro de Bengoa            ISSUER            YES             FOR                  FOR

Jado Angel as a Director

PROPOSAL #3.b: Re-election of D. Francisco Javier              ISSUER            YES             FOR                  FOR

Botin-Sanz De Sautuola and O Shea Tercero as the

Directors

PROPOSAL #3.c: Re-election of Ms Isabel Tocino                   ISSUER            YES             FOR                  FOR

Biscarolasaga as a Director

PROPOSAL #3.d: Re-election of D. Fernando de Asua              ISSUER            YES             FOR                  FOR

Alvarez as a Director

PROPOSAL #3.e: Re-election of D. Alfredo Saenz Abad          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #4: Re-appointment of Auditor for the year          ISSUER            YES             FOR                  FOR

2010

PROPOSAL #5: Authorize the bank and its subsidiaries         ISSUER            YES             FOR                  FOR

to acquire own shares pursuant to the provisions of

Article 75 of the Companies Act, thereby canceling

the unused portion of the authorization granted by

the AGM of shareholders on 19 JUN 2009

PROPOSAL #6: Approve the delegation to the Board of          ISSUER            YES             FOR                  FOR

Directors of the power to execute the agreement

adopted by the Board to increase the share capital in

 accordance with the provisions of Article 153.1) of

the Companies Act, nullifying the authority granted

by the said general meeting of 19 JUN 2009

PROPOSAL #7.a: Approve the increased capital by the          ISSUER            YES             FOR                  FOR

amount determined under the terms of the deal by

issuing new ordinary shares of medium  0.5  par value

 each, without premium, in the same class and series

as those currently in circulation , from voluntary

reserves from retained earnings, forecast allowance

can express incomplete, with authority to delegate

his time in the executive committee, to set the

conditions the increase in all matters not covered by

 the general meeting, make losactos necessary for

their execution, adapt the wording of paragraphs 1

and 2 of section 5 of the Bylaws to the new amount of

 share capital and provide public and private

documents as are necessary for the execution of the

increase, application to the competent bodies,

PROPOSAL #CONTD: ..CONTD  for admission to trading of        ISSUER             NO              N/A                  N/A

 the new shares on the Stock Exchanges of Madrid,

Barcelona, Bilbao and Valencia, through the automated

 quotation system  continuous market  and the Stock

foreign securities traded in the shares of Banco

Santander  Lisbon, London, Milan, Buenos Aires,

Mexico and, through ADSs, in the New York Stock

Exchange , as required at each one of them

PROPOSAL #7.b: Approve to increased capital by the            ISSUER            YES             FOR                  FOR

amount determined under the terms of the deal by

issuing new ordinary shares of medium  0.5  par value

 each, without premium, in the same class and series

as those currently in circulation , from voluntary

reserves from retained earnings, forecast allowance

can express incomplete, delegation of powers to the

Board of Directors, with authority to delegate his

time in the Executive Committee, to set the

conditions the increase in all matters not covered by

 the General Board, perform the acts required for

their execution, adapt the wording of paragraphs 1

and 2 of Article 5 of the Bylaws to the new amount of

 share capital and provide public and private

documents as are necessary for the execution of the

increase, application to the competent bodies,

PROPOSAL #CONTD: ..CONT for admission to trading of          ISSUER             NO              N/A                  N/A

the new shares on the Stock Exchanges of Madrid,

Barcelona, Bilbao and Valencia, through the Automated

 Quotation System  Continuous Market  and the Stock

foreign securities traded in the shares of Banco

Santander  Lisbon, London, Milan, Buenos Aires,

Mexico and, through ADSs, in the New York Stock

Exchange , as required At each one of them

PROPOSAL #8: Approve the delegation to the Board of          ISSUER            YES             FOR                  FOR

Directors of the power to issue simple fixed income

securities or debt instruments of similar nature

including cedulas, promissory notes or warrants , as

well as debt securities convertible or exchangeable

into shares of society, in relation to fixed income

securities convertible or exchangeable into shares of

 the Company, setting criteria for the determination

of the bases and conditions for the conversion and /

or exchange and attribution to the Board of Directors

 of the powers of increase in el capital the amount

necessary, so as to exclude the preferential

subscription right of shareholders, to rescind the

unused portion of the delegation conferred by the

agreement Ninth II  of the ordinary general meeting

of shareholders of 19 JUN 2009

PROPOSAL #9.a: Approve the policy of long-term                   ISSUER            YES             FOR                  FOR

incentives granted by the Board of Directors, new

courses relating to specific actions plans for

delivery of Santander for execution by the Bank and

Santander Group companies and linked to the evolution

 of total return to shareholders or certain

requirements for permanence and evolution of the Group

PROPOSAL #9.b: Approve the incentive scheme for                 ISSUER            YES             FOR                  FOR

employees of UK Plc Santander, and other Group

companies in the UK by the Bank's stock options and

linked to the contribution of monetary amounts and

certain newspapers stay requirements

PROPOSAL #10: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

interpret, correct, add, implementation and

development of agreements adopted by the Board, so as

 to substitute the powers received from the Board and

 granting of powers to the elevation to instrument

public of such agreements

PROPOSAL #11: Receive the report on the remuneration         ISSUER            YES             FOR                  FOR

policy for Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO SANTANDER, S.A.

  TICKER:                  STD                 CUSIP:   05964H105

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: EXAMINATION AND APPROVAL, IF DEEMED              ISSUER            YES             FOR                  FOR

APPROPRIATE, OF THE ANNUAL ACCOUNTS (BALANCE SHEET,

PROFIT AND LOSS STATEMENT, STATEMENT OF RECOGNIZED

INCOME AND EXPENSE, STATEMENT OF CHANGES IN TOTAL

EQUITY, CASH FLOW STATEMENT, AND NOTES) AND OF THE

CORPORATE MANAGEMENT OF BANCO SANTANDER, S.A. AND ITS

 CONSOLIDATED GROUP, ALL WITH RESPECT TO THE FISCAL

YEAR ENDED DECEMBER 31, 2009.

PROPOSAL #02: APPLICATION OF RESULTS FROM FISCAL YEAR        ISSUER            YES             FOR                  FOR

 2009.

PROPOSAL #3A: APPOINTMENT OF MR. ANGEL JADO BECERRO          ISSUER            YES             FOR                  FOR

DE BENGOA

PROPOSAL #3B: RE-ELECTION OF MR. FRANCISCO JAVIER              ISSUER            YES             FOR                  FOR

BOTIN-SANZ DE SAUTUOLA Y O'SHEA

PROPOSAL #3C: RE-ELECTION OF MS. ISABEL TOCINO                   ISSUER            YES             FOR                  FOR

BISCAROLASAGA

PROPOSAL #3D: RE-ELECTION OF MR. FERNANDO DE ASUA              ISSUER            YES             FOR                  FOR

ALVAREZ

PROPOSAL #3E: RE-ELECTION OF MR. ALFREDO SAENZ ABAD           ISSUER            YES             FOR                  FOR

PROPOSAL #04: RE-ELECTION OF THE AUDITOR OF ACCOUNTS         ISSUER            YES             FOR                  FOR

FOR FISCAL YEAR 2010.

PROPOSAL #05: AUTHORIZATION FOR THE BANK AND ITS                ISSUER            YES             FOR                  FOR

SUBSIDIARIES TO ACQUIRE THEIR OWN STOCK PURSUANT TO

THE PROVISIONS OF SECTION 75 OF THE BUSINESS

CORPORATIONS LAW (LEY DE SOCIEDADES ANONIMAS),

DEPRIVING OF EFFECT TO THE EXTENT OF THE UNUSED

AMOUNT THE AUTHORIZATION GRANTED BY THE SHAREHOLDERS

AT THE ORDINARY GENERAL SHAREHOLDERS' MEETING HELD ON

 JUNE 19, 2009.

PROPOSAL #06: DELEGATION TO THE BOARD OF DIRECTORS OF        ISSUER            YES             FOR                  FOR

 THE POWER TO CARRY OUT THE RESOLUTION TO BE ADOPTED

BY THE SHAREHOLDERS AT THE MEETING TO INCREASE THE

SHARE CAPITAL PURSUANT TO THE PROVISIONS OF SECTION

153.1.A) OF THE BUSINESS CORPORATIONS LAW, DEPRIVING

OF EFFECT THE AUTHORIZATION GRANTED BY THE

SHAREHOLDERS AT SUCH GENERAL MEETING ON JUNE 19, 2009.

PROPOSAL #7A: INCREASE OF THE SHARE CAPITAL IN SUCH          ISSUER            YES             FOR                  FOR

AMOUNT AS MAY BE DETERMINED PURSUANT TO THE TERMS OF

THE RESOLUTION BY MEANS OF THE ISSUANCE OF NEW

ORDINARY SHARES HAVING A PAR VALUE OF ONE-HALF (0.5)

EURO EACH, WITH NO SHARE PREMIUM, OF THE SAME CLASS

AND SERIES AS THOSE THAT ARE CURRENTLY OUTSTANDING,

WITH A CHARGE TO VOLUNTARY RESERVES ORIGINATING FROM

RETAINED EARNINGS. EXPRESS PROVISION FOR THE

POSSIBILITY OF LESS THAN FULL ALLOTMENT. DELEGATION

OF POWERS TO THE BOARD OF DIRECTORS, WHICH MAY IN

TURN DELEGATE SUCH POWERS TO THE EXECUTIVE COMMITTEE.

PROPOSAL #7B: INCREASE OF THE SHARE CAPITAL IN SUCH          ISSUER            YES             FOR                  FOR

AMOUNT AS MAY BE DETERMINED PURSUANT TO THE TERMS OF

THE RESOLUTION BY MEANS OF THE ISSUANCE OF NEW

ORDINARY SHARES HAVING A PAR VALUE OF ONE-HALF (0.5)

EURO EACH, WITH NO SHARE PREMIUM, OF THE SAME CLASS

AND SERIES AS THOSE THAT ARE CURRENTLY OUTSTANDING,

WITH A CHARGE TO VOLUNTARY RESERVES ORIGINATING FROM

RETAINED EARNINGS. EXPRESS PROVISION FOR THE

POSSIBILITY OF LESS THAN FULL ALLOTMENT. DELEGATION

OF POWERS TO THE BOARD OF DIRECTORS, WHICH MAY IN

TURN DELEGATE SUCH POWERS TO THE EXECUTIVE COMMITTEE.

PROPOSAL #08: DELEGATION TO THE BOARD OF POWER TO              ISSUER            YES             FOR                  FOR

ISSUE SIMPLE FIXED INCOME SECURITIES OR DEBT

INSTRUMENTS OF A SIMILAR NATURE (INCLUDING BONDS,

PROMISSORY NOTES OR WARRANTS), AS WELL AS FIXED

INCOME SECURITIES CONVERTIBLE INTO AND/OR

EXCHANGEABLE FOR SHARES OF COMPANY. IN CONNECTION

WITH FIXED-INCOME SECURITIES CONVERTIBLE INTO AND/OR

EXCHANGEABLE FOR SHARES OF COMPANY, ESTABLISHMENT OF

THE CRITERIA FOR DETERMINING THE TERMS AND CONDITIONS

 APPLICABLE TO CONVERSION AND/OR EXCHANGE & GRANT TO

THE BOARD OF DIRECTORS OF THE POWER TO INCRESE SHARE

CAPITAL BY THE REQUIRED AMOUNT.

PROPOSAL #9A: IN CONNECTION WITH THE LONG-TERM                   ISSUER            YES             FOR                  FOR

INCENTIVE POLICY APPROVED BY THE BOARD OF DIRECTORS,

APPROVAL OF NEW CYCLES RELATED TO CERTAIN PLANS FOR

THE DELIVERY OF SANTANDER SHARES FOR IMPLEMENTATION

BY THE BANK AND BY COMPANIES OF THE SANTANDER GROUP

AND LINKED TO CHANGES IN TOTAL SHAREHOLDER RETURN OR

TO CERTAIN CONTINUITY REQUIREMENTS AND THE PROGRESS

OF THE GROUP.

PROPOSAL #9B: APPROVAL OF AN INCENTIVE PLAN FOR                 ISSUER            YES             FOR                  FOR

EMPLOYEES OF SANTANDER UK PLC. AND OTHER COMPANIES OF

 THE GROUP IN THE UNITED KINGDOM BY MEANS OF OPTIONS

TO SHARES OF THE BANK LINKED TO THE CONTRIBUTION OF

PERIODIC MONETARY AMOUNTS AND TO CERTAIN CONTINUITY

REQUIREMENTS.

PROPOSAL #10: AUTHORIZATION TO THE BOARD OF DIRECTORS        ISSUER            YES             FOR                  FOR

 TO INTERPRET, REMEDY, SUPPLEMENT, CARRY OUT AND

FURTHER DEVELOP THE RESOLUTIONS ADOPTED BY THE

SHAREHOLDERS AT THE MEETING, AS WELL AS TO DELEGATE

THE POWERS RECEIVED FROM THE SHAREHOLDERS AT THE

MEETING, AND GRANT OF POWERS TO CONVERT SUCH

RESOLUTIONS INTO NOTARIAL INSTRUMENTS.

PROPOSAL #11: REPORT ON THE DIRECTORS REMUNERATION            ISSUER            YES             FOR                  FOR

POLICY. DURING THE MEETING, THE BOARD OF DIRECTORS

WILL REPORT TO THE SHAREHOLDERS ON THE AMENDMENT OF

THE REGULATIONS THEREOF APPROVED SINCE THE LAST

GENERAL SHAREHOLDERS' MEETING. IN ADDITION, THERE

WILL BE A PRESENTATION OF THE EXPLANATORY REPORT

PROVIDED FOR IN SECTION 116.BIS OF THE SECURITIES

MARKET LAW (LEY DEL MERCADO DE VALORES).

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK OF CYPRUS PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   M16502128

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Directors report and the              ISSUER             NO              N/A                  N/A

consolidated financial statements of the Company for

the year 2009 and approve the proposed final dividend

PROPOSAL #2: Election of  Members of the Board of              ISSUER             NO              N/A                  N/A

Directors

PROPOSAL #3: Approve to fix the remuneration of  the         ISSUER             NO              N/A                  N/A

Members of the Board of Directors and approve the

Board of directors remuneration report

PROPOSAL #4: Re-appoint the Auditors and authorize            ISSUER             NO              N/A                  N/A

the Board of Directors to fix their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK OF PIRAEUS

  TICKER:                  N/A                 CUSIP:   X06397107

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements of                ISSUER             NO              N/A                  N/A

2009,with the reports of Board of the Directors,

Auditors

PROPOSAL #2: Approve the dismissal of Board of                   ISSUER             NO              N/A                  N/A

Directors and Chartered Auditor from any

compensational responsibility for 2009

PROPOSAL #3: Election of Chartered Auditors ordinary         ISSUER             NO              N/A                  N/A

and substitute for 2010

PROPOSAL #4: Approve the payment of salaries and                ISSUER             NO              N/A                  N/A

compensations to Board of Directors Members for 2009

and pre-approval for salaries payment to Board of

Directors Members for 2010

PROPOSAL #5: Approve the determination of Audit                 ISSUER             NO              N/A                  N/A

Committee according to Article 37 of Law 3693/2008

PROPOSAL #6: Authorize the Board of Directors Members        ISSUER             NO              N/A                  N/A

 and Company's Managers to participate in other

Company's Management according to Article 23 of Law

2190/1920

PROPOSAL #7: Various announcements                                         ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANKINTER, SA, MADRID

  TICKER:                  N/A                 CUSIP:   E2116H880

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To adopt the annual accounts (balance          ISSUER            YES             FOR                  FOR

sheet, profit and loss account, statement of changes

to the net assets, cash flow statement and report)

and the business report of BANKINTER, S.A. and the

BANKINTER Group for the year 2009 in accordance with

the terms and conditions under which the said

accounts and reports have been prepared by the Board

of Directors of BANKINTER, S.A. at its meeting of 17

March 2010, checked by the Audit and Legislative

Compliance Commission and the unqualified audit by

Deloitte, S.L. The individual financial statements

have been drawn up in accordance with the book

keeping criteria and formats established by the Bank

of Spain. The consolidated statements comply with

international financial reporting standards

(hereinafter called IFRS) and have also been prepared

 in accordance with the criteria and formats of the

Bank of Spain. The pre-tax profits of the

consolidated BANKINTER Group in 2009 totaled 345.941

thousand Euros and the net profits totaled 254.404

thousand Euros, which represents an increase of 2.66%

 and 0.84 % respectively compared to 2008. In the

parent company's individual accounts, the pre-tax

profits of Bankinter, S.A. in 2009 were 308.415

thousand Euros and the distributable net profits

totaled 260.289 thousand Euros. 127.202 thousand

Euros of the distributable profits for the year 2009

have been allocated to dividends and 133.087 thousand

 Euros to voluntary reserves

PROPOSAL #2.: To adopt the proposed application of            ISSUER            YES             FOR                  FOR

the results corresponding to the financial year 2009,

 totaling the amount of 260.289 thousand Euros,

distributed as follows: The amount of 127.202

thousand Euros will be allocated to the payment of

dividends, the total of which will have been already

paid prior to the date of the Ordinary General

Shareholders Meeting on 4 July 2009, 3 October 2009,

2 January 2010, and 3 April 2010, as dividends on

account and charged to the profits obtained for the

year 2009,, adopted by the Board of Directors in the

meetings held on 17 June 2009, 16 September 2009, 16

December 2009, and 17 March 2010. The remaining

results of Bankinter, S.A. for the year 2009, i.e.

the amount of 133.087 thousand Euros, are allocated

to the company's voluntary reserves. The total gross

dividend for the year 2009 is 0.26874 euros per share

PROPOSAL #3.: To adopt the business and activities            ISSUER            YES             FOR                  FOR

carried out by the Board of Directors and that of the

 Chairman and CEO corresponding to the year 2009

PROPOSAL #4.: To re-elect as accounts auditors of              ISSUER            YES             FOR                  FOR

Bankinter, S.A. and its Consolidated Financial Group

for the year 2010 the company Deloitte, S.L.,

domiciled in Madrid at Plaza Pablo Ruiz Picasso, 1 -

Torre Picasso, holder of tax number B- 79104469,

filed with the Official Register of Accounts Auditors

 of Spain under number S-0692 and filed with the

Trade Register of Madrid under volume 13650, folio

188, section 8, page M-54414, in accordance with the

proposal put forward by the Audit and Legislative

Compliance Commission to the Board of Directors and

adopted thereby

PROPOSAL #5.1: To re-elect CARTIVAL S.A., holder of          ISSUER            YES         AGAINST           AGAINST

Tax ID number A-79270252, and with its registered

office at Plaza de Lealtad 4, Madrid, as a Director

of the Bank, for a four-year term, represented by Mr.

 Alfonso Bot n-Sanz de Sautuola y Naveda, born on 3

April 1970, married, of Spanish nationality, with his

 professional address at Plaza de Lealtad 4, Madrid,

and holder of Tax ID number 7,494,676-B. Said person

is in attendance at the General Meeting, and accepts

the re-election and states that the company he

represents does not incur in any statutory

disqualification, and specifically those situations

laid down in the Spanish Companies Act 12/1995 of 11

May, replaced by Law 5/2006 of 10 April, on the

regulation of conflicts of interests affecting

members of the Government and Senior Officers of

Central Government, and Law 14/1995 of 21 April of

the Autonomous Region of Madrid, and furthermore

accepting as representative the duties incumbent on

Directors. CARTIVAL, S.A., was re-elected as a

Director of Bankinter S.A. at the General Meeting

held on 20 April 2006. It is proposed to re-elect

CARTIVAL, S.A., represented by Alfonso Bot n-Sanz de

Sautuola y Naveda, as external director in

representation of shareholder interests; The above

proposal for the re-election of the Director is

backed by a favorable report issued by the Company's

Appointments and Remuneration Committee

PROPOSAL #5.2: To set the effective number of members        ISSUER            YES             FOR                  FOR

 sitting on the Board of Directors at eleven (11),

within the range allowed by article 25 of the

Corporate By-laws

PROPOSAL #6.: To authorize the Board of Directors,            ISSUER            YES             FOR                  FOR

with express powers for substitution in favor of the

Executive Commission, for the derivative acquisition

of own shares directly or through any of the

companies in the group, as well as to subsequently

transfer or amortize the said shares in accordance

with article 75 and concordant articles of the

Spanish Public Limited Companies Act. The

acquisitions may be made at any time and as many

times as considered appropriate, under whatsoever

modality and legal title. They may also be made on

the account of the year's profits and/or free

reserves. The maximum number of shares to be acquired

 at any given time may not exceed the value of 10% of

 the bank's share capital or whatsoever higher figure

 that is legally admissible, without prejudice to the

 cases provided in article 77 of the Spanish Public

Limited Companies Act. The shares acquired by the

bank or its subsidiaries by virtue of this

authorization may be used fully or in part for the

delivery thereof to the directors and employees of

the company when there is a recognized right, either

directly or through the exercise of option rights

held thereby, in accordance with the intents and

purposes provided in the final paragraph of article

75, section 1 of the Spanish Public Limited Companies

 Act. The acquisition prices for the sale

transactions carried out on an official secondary

market will be those that correspond to the stock

market price of the shares on the day on which the

transaction is carried out. For the acquisition of

own shares as a result of the fulfillment of

obligations laid down in option, deferred sale or

similar agreements or contracts previously formalized

 by the bank, including those whose purpose is shares

 and convertible or exchangeable bonds that are to be

 or have been delivered directly to the company's

directors or employees or through the exercise of

option rights held thereby, transactions for which

this authorization is also awarded, the applicable

price will be the price agreed in the corresponding

agreement or contract. The Board of Directors is

hereby authorized to agree the reduction of the share

 capital in order to amortize own shares and set the

terms and conditions for the reduction of capital,

determine the use, agree the exclusion of the shares

from the market and amend article 5 of the Articles

of Association,. The Board of Directors is also

authorized to change the face value of the shares

without increasing or reducing the share capital

figure. This authorization is valid for five years

and covers all the bought-back-share transactions

carried out in accordance with the terms and

conditions thereof. To cancel the authorization

PROPOSAL #7.1: To adopt, without prejudice to the              ISSUER            YES             FOR                  FOR

other remunerations to be received by the directors

during the year 2010 (which are listed in the report

on the remunerations policy that is submitted to a

consultative vote in accordance with point 11 of the

Agenda of the General Shareholders Meeting), the part

 of the remuneration system for the bank's directors

for the year 2010, consisting of the award of shares

under the terms and conditions provided hereunder,

ratifying as per 1st January 2010 the agreement

adopted by the Board of Directors in its meeting of

16th December 2009, at the proposal of the

Appointments and Remunerations Commission, in

accordance with the provisions of article 130 of the

Spanish Public Limited Companies Act and article 32

of the Articles of Association and article 24 of the

Board Regulations: The free award to the directors of

 shares in Bankinter, S.A. on a quarterly basis and

for the same amount, with the commitment to not

disposing of the shares awarded while they hold their

 post as directors of the bank, unless specifically

authorized to do so by the Board. Term of the plan

for the award of shares: One year, where the final

quarterly delivery of the shares is to take place

during the first quarter of 2011. The specific date

of delivery will be determined by the Board of

Directors or the executive commission, without

distinction, or by delegation considered appropriate

by the Board or the executive commission, always

within the aforementioned term. Amount: In order to

determine the amount that is to be invested in the

award of shares, a distribution system by points will

 apply to weight the positions on the Board: 2 points

 to the chairman of the Board; 1.5 points to the

vice-chairman; 1.5 points to the CEO; 1.3 points to

the voting secretary of the Board; and 1 point the

other Board members. This points system may vary if

so approved by the Board. The figure of 25,000 Euros

per annum is hereby agreed as the amount to be

awarded in shares per points in 2010. The number of

shares to be awarded in each quarter will depend on

the price of Bankinter's shares on the date of the

award that is determined. The amount, which in

accordance with the aforementioned distribution of

points, corresponds annually to each director will be

 separated into four parts and, according to the

share price on the date of the award, the number of

PROPOSAL #7.2: To approve, without prejudice to any          ISSUER            YES             FOR                  FOR

other remuneration payable to the Executive Directors

 and Senior Managers of the Bank during 2010 - which

are set forth in detail in the Report on Remuneration

 Policy, which is submitted to a consultation vote

under point 9 of the Agenda of the General Meeting -

the possibility of substituting part of their

monetary remuneration for non-monetary remuneration

consisting in shares in the Bank, at the request of

the beneficiary, within the framework of the flexible

 remuneration system set up for all Bank employees,

subject to the characteristics and conditions set

forth below. Bankinter offers its employees the

opportunity to join the so-called flexible

remuneration system which is becoming widespread in

companies operating in Spain, as from early 2009, and

 this resolution includes Executive Directors and

Senior Managers of the Bank within the possible range

 of beneficiaries of the said scheme in respect of

the opportunity to substitute cash remuneration for

shares in the Bank within the limits laid down by

current tax laws, and which are the same for all

employees. The Share Plan consists in the allocation

of ordinary BANKINTER, S.A. shares forming part of

the same class and series as all other shares in the

Company, and represented by way of book entries, to

Executive Directors and Senior Managers, in

accordance with the terms of this resolution. The

shares to be allocated to the Executive Directors and

 Senior Managers in accordance with this Plan shall

not be newly-issued shares, but rather shall come

from the Bank's own-share portfolio. The total number

 of shares to be allocated as a result of this Plan

during financial year 2010 shall depend on the

closing price of Bankinter shares at the market

session of the business day immediately prior to the

date of payment of each variable remuneration (20

each month), which price shall be discounted by 5%,

and also discounted by the value of the remuneration

applied for by the employees. The Share Plan is aimed

 at Executive Directors and Senior Managers (in

addition to all other employees of Bankinter, S.A.

and its Group). The maximum remuneration that may be

received in the form of Bankinter shares is capped at

 12,000 euros per annum for each Executive Director

PROPOSAL #8.: The Board of Directors is awarded, with        ISSUER            YES             FOR                  FOR

 express powers of substitution in the Executive

Commission, the broadest powers required in law to

interpret, correct, complete and execute the

agreements adopted by the General Shareholders

Meeting and to substitute the powers awarded by the

General Shareholders Meeting. Similarly, with regard

to the filing of the annual accounts and the

documents mentioned in the Trade Register

Regulations, the Chairman of the Board of Directors,

Pedro Guerrero Guerrero, the CEO, Jaime Echegoyen

Enriquez de la Orden, the Voting Secretary of the

Board of Directors, Rafael Mateu de Ros Cerezo and

the General Secretary, Inigo Guerra Azcona are

authorized so that any one of them may, without

distinction, carry out whatsoever actions that are

required to file the said documents, which includes

the presentation of applications before the Trade

Register and the issue of whatsoever certificate. The

 Chairman of the Board of Directors, the CEO, the

Voting Secretary of the Board of Directors and the

General Secretary are authorized so that any one of

them may convert into a public deed the agreements

adopted by the General Shareholders Meeting at this

meeting and sign and execute the public or private

documents that are necessary or appropriate for the

execution thereof, including the power to amend and

correct the content thereof insofar as it is

necessary to adapt the corresponding document to the

classification of the Trade Register or whatsoever

PROPOSAL #9.: Pursuant to the recommendation laid              ISSUER            YES             FOR                  FOR

down in the Unified Code of Good Corporate

Governance, the Report on remuneration policy

approved by the Bankinter S.A. Board of Directors at

the proposal of the Appointments and Remuneration

Committee, the complete text of which has been made

available for shareholders to inspect together with

all other documents in respect of the General

Meeting, is submitted to a consultative vote by the

General Meeting, in order to provide maximum

transparency to the remuneration paid by the Bank to

its Directors and Senior Managers, in accordance with

 the recommendations required by the market at a

national and international level. The analysis and

description of the Company's systems, policies, and

remuneration items contained in the report for

financial year 2009 features the most up-to-date

rules and recommendations in this area such as the EU

 Recommendations of April 2009, and the principles of

 the Financial Stability Board and its enforcement

standards of September and October 2009 respectively.

 The Report on remuneration policy includes a

description of the general remuneration policy for

the board and for senior managers, a summary of

remuneration received in 2009 by the Board and Senior

 Management, all innovations and application

forecasts for these systems for financial year 2010,

a description of the functions of the Appointments

and Remuneration Committee, and as a new feature, the

 conclusions of the analysis of the adaptation of the

 Company's remuneration systems to the application

standards of the FSB of September 2009 (in respect of

 the principles approved by the Financial Stability

PROPOSAL #10.: The General Shareholders Meeting is            ISSUER             NO              N/A                  N/A

notified of the report required by article 116 bis of

 the Spanish Securities Market Law, which has been

adopted by the Board of Directors and placed at the

disposal of the shareholders together with the

remaining documentation of the General Shareholders

Meeting in the announcement thereof. It also appears

on Bankinter's corporate website. In relation to this

 report, it is indicated that the sections that refer

 to the structure of capital, main shareholders,

restrictions to voting rights, parasocial agreements

and regulations for the appointment and dismissal of

directors are included in the annual corporate

governance report of Bankinter, S.A., which has been

included in the business report this year in

accordance with current legislation, where no piece

of information is worthy of special mention in the

case of Bankinter

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BARCLAYS PLC

  TICKER:                  N/A                 CUSIP:   G08036124

  MEETING DATE:      8/6/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors the proposed            ISSUER            YES             FOR                  FOR

disposal by Barclays Plc of the Barclays Global

Investors business and ancillary arrangements,

pursuant to the BGI Disposal Agreement [as specified

in the circular to shareholders dated 09 JUL 2009] in

 the manner and on the terms and conditions of the

BGI Disposal Agreement and which, as described in the

 circular, comprises a Class 1 transaction under the

Listing Rules, to take all such steps as may be

necessary or desirable in relation thereto and to

carry the same into effect with such modifications,

variations, revisions or amendment [providing such

modifications, variation or amendments are not of a

material nature] as they shall deem necessary or

desirable

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BARCLAYS PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G08036124

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the reports of the Directors and        ISSUER            YES             FOR                  FOR

 Auditors and the audited accounts of the Company for

 the YE 31 DEC 2009

PROPOSAL #2: Approve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #3: Re-elect Reuben Jeffery III as Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #4: Re-elect Marcus Aglus as a Director of          ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #5: Re-elect David Booth as a Director of            ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #6: Re-elect Sir Richard Broadbent as a                ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #7: Re-elect Sir Michael Rake as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #8: Re-elect Sir Andrew Likierman as a                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #9: Re-elect Chris Lucas as a Director of            ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #10: Re-appoint PricewaterhouseCoopers LLP,         ISSUER            YES             FOR                  FOR

Chartered Accountants and Registered Auditors, as the

 Auditors of the Company to hold office from the

conclusion of this meeting until the conclusion of

the next AGM at which accounts are laid before the

PROPOSAL #11: Authorize the Directors to set the                ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #12: Authorize the Company, in accordance            ISSUER            YES             FOR                  FOR

with Section 366 of the Companies Act 2006 [the 2006

Act] the Company and any Company which, at any time

during the period for which this resolution has

effect, is a subsidiary of the Company to a) make

political donations to political organizations not

exceeding GBP 25,000 in total and b) incur political

expenditure not exceeding GBP 100,000 in total, in

each case during the period commencing on the date of

 this resolution and ending on the date of the AGM of

 the Company to be held in 2011 or on 30 JUN 2011,

provided that the maximum amounts as specified may

consist of sums in any currency converted into

sterling at such rate as the Board may in its

absolute discretion determine for the purposes of

this resolution, the terms political donations

political organizations and political expenditure

shall have the meanings given to them in Sections 363

 to 365 of the 2006 Act

PROPOSAL #13: Authorize the Directors, in                            ISSUER            YES             FOR                  FOR

substitution for all existing authorities, pursuant

to Section 551 of the 2006 Act to exercise all the

powers of the Company to; a) allot shares [as defined

 in Section 540 of the 2006 Act] in the Company or

grant rights to subscribe for or to convert any

security into shares in the Company up to an

aggregate nominal amount of GBP 1,043,323,357, GBP

77,500,000, EUR 40,000,000 and 1F4,000,000,000; b)

allot equity securities [as specified in Section 560

of the 2006 Act] up to an aggregate nominal amount of

 GBP 2,006,646,714 [such amount to be reduced by the

aggregate nominal amount of ordinary shares allotted

or rights to subscribe for or to convert any

securities into ordinary shares in the Company

granted under this Resolution 13] in connection with

an offer by way of a rights issue: i) to ordinary

shareholders in proportion [as nearly as maybe

practicable] to their existing holdings; and ii) to

holders of other equity securities [as defined in

Section 560 of the 2006 Act] as required by the

rights of those securities, or subject to such

rights, as the Directors otherwise consider

necessary, and so that the Directors may impose any

limits or restrictions and make any arrangements

which they consider necessary or appropriate to deal

with treasury shares, fractional entitlements, record

 dates, legal, regulatory or practical problems in,

or under the laws of, any territory or any other

matter, [Authority expires the earlier of the end of

the AGM of the Company to be held in 2011 or the

close of business on 30 JUN 2011]; the Company may

make offers and enter into agreements before the

authority expires which would, or might require

shares to be allotted or rights to subscribe for or

to convert any security into shares to be granted

after the authority expires and the Directors may

allot shares or grant such rights under any such

PROPOSAL #S.14: Authorize the Directors, in                        ISSUER            YES             FOR                  FOR

substitution for all existing powers, and subject to

the passing of Resolution 13, pursuant to Section 570

 of the 2006 Act to allot equity securities [as

defined in Section 560 of the 2006 Act] for cash,

pursuant to the authority granted Resolution 13

and/or where the allotment constitutes an allotment

of equity securities by virtue of Section 560(3) of

the 2006 Act, in each case free of the restriction in

 Section 561 of the 2006 Act, such power to be

limited: [a] to the allotment of equity securities in

 connection with an offer of equity securities [but

in case of an allotment pursuant to the authority

granted by Paragraph [b] of Resolution 13, such power

 shall be limited to the allotment of equity

securities in connection with an offer by way of a

rights issue only]: [i] to ordinary shareholders in

proportion [as nearly as may be practicable to their

existing holdings;] [ii] to holders of other equity

securities [as defined in Section 560 of the 2006

Act], as required by the rights of those securities

or, subject to such rights, as the Directors

otherwise consider necessary, and so that the

Directors may impose any limits or restrictions and

make any arrangements which they consider necessary

or appropriate to deal with treasury shares,

fractional entitlements, record dates, legal,

regulatory or practical problems in, or under the

laws of any territory or any other matter; and [b] to

 the allotment of equity securities, pursuant to the

authority granted by paragraph [a] of resolution 13

and/or an allotment of equity securities by virtue of

 Section 560(3) of the 2006 Act, [in each case

otherwise than in the circumstances as specified in

this resolution] up to a nominal amount of GBP

150,498,503 representing no more than 5% of the

issued ordinary share capital as at 05 MAR 2010;

compliance with that limit shall be calculated, in

the case of equity securities which are rights to

subscribe for, or to convert securities into ,

ordinary shares [as defined in Section 560 of the

2006 Act] by reference to the aggregate nominal

amount of relevant shares which may be allotted

pursuant to such rights, [Authority expires the

earlier of the end of the AGM of the Company to be

held in 2011 or the close of business on 30 JUN 2011]

 the Company may make offers and enter into

agreements before the power expires which would or

might, require equity securities to be allotted after

 the power expires and the Directors may allot equity

PROPOSAL #S.15: Authorize the Company for the                     ISSUER            YES             FOR                  FOR

purposes of Section 701 of the 2006 Act to make

market purchases [within the meaning of Section 701

of the 2006 Act] on the London Stock Exchange of up

to an aggregate of 1,203,988,028 ordinary shares of25

 p each in its capital, and may hold such shares as

treasury shares, provided that: a) the minimum price

[exclusive of expenses] which may be paid for each

ordinary share is not less than 25p; b) the maximum

price [exclusive of expenses] which may be paid for

each ordinary share shall not be more than the higher

 of [1] 105% of the average of the market values of

the ordinary shares [as derived from the Daily

official list of the London Stock Exchange] for the 5

 business days immediately preceding the date on

which the purchase is made and ii) that stipulated by

 Article 5(1) of the Buy-back and Stabilization

Regulation [EC 2273/2003); and c) [Authority expires

the earlier of the end of the AGM of the Company to

be held in 2011 or the close of business on 30 JUN

2011]; [except in relation to any purchase of shares

the contract for which was concluded before such date

 and which would or might be executed wholly or

PROPOSAL #S.16: Authorize the Directors to call                 ISSUER            YES             FOR                  FOR

general meetings [other than an AGM] on not less than

 14 clear days notice, such authority to expire at

the end of the AGM of the Company to be held in 2011

or the close of the business on 30 JUN 2011,

whichever is the earlier

PROPOSAL #S.17: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 of the 2006 Act, are to be treated as

provisions of the Company's Articles of Association;

and adopt the Articles of Association, as specified

as the Articles of Association of the Company in

substitution for, and to the exclusion of the

existing Articles of Association

PROPOSAL #18: Approve and adopt the rules of the                ISSUER            YES         AGAINST           AGAINST

Barclays Group SAYE Share Option Scheme, as

specified, and authorize the Directors to: a) to do

such acts and things necessary or expenditure for the

 purposes of implementing and giving effect to the

Sharesave Plan, including making any changes to the

draft rules of the Sharesave Plan in order to obtain

HM Renevue & Customs approval; and b) establish such

appendicies schedules, supplements or further schemes

 based on Sharesave Plan but modified to take

advantage of or to comply with, local tax, exchange

control or securities laws in jurisdictions outside

in UK, provided that any ordinary shares made

available under any such appendices, schedules,

supplements or further schemes are treated as

counting against the limits and overall participation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BASF SE

  TICKER:                  N/A                 CUSIP:   D06216101

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the Financial                        ISSUER             NO              N/A                  N/A

Statements of BASF SE and the BASF Group for the

financial year 2009; presentation of the Management's

 Analyses of BASF SE and the BASF Group for the

financial year 2009 including the explanatory reports

 on the data according to Section 289 (4) and Section

 315 (4) of the German Commercial Code; presentation

of the Report of the Supervisory Board

PROPOSAL #2.: Adoption of a resolution on the                     ISSUER            YES             FOR                  FOR

appropriation of profit

PROPOSAL #3.: Adoption of a resolution giving formal         ISSUER            YES             FOR                  FOR

approval to the actions of the members of the

Supervisory Board

PROPOSAL #4.: Adoption of a resolution giving formal         ISSUER            YES             FOR                  FOR

approval to the actions of the members of the Board

of Executive Directors

PROPOSAL #5.: Election of the auditor for the                     ISSUER            YES             FOR                  FOR

financial year 2010

PROPOSAL #6.: Adoption of a resolution on the change         ISSUER            YES             FOR                  FOR

of bearer shares to registered shares and appropriate

 amendment of the Statutes

PROPOSAL #7.: Approval of the transmission of                     ISSUER            YES             FOR                  FOR

information by telecommunication and appropriate

amendment of the Statutes

PROPOSAL #8.: Adoption of a resolution on the                     ISSUER            YES             FOR                  FOR

approval of the system of the remuneration of the

members of the Board of Executive Directors

PROPOSAL #9.A: Adoption of a resolution on the                   ISSUER            YES             FOR                  FOR

amendment of Article 17, Nos. 2

PROPOSAL #9.B: Adoption of a resolution on the                   ISSUER            YES             FOR                  FOR

amendment of Article 17, Nos. 3

PROPOSAL #9.C: Adoption of a resolution on the                   ISSUER            YES             FOR                  FOR

amendment of Article 18, No. 2

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BAYER AG, LEVERKUSEN

  TICKER:                  N/A                 CUSIP:   D0712D163

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Submission of the confirmed financial          ISSUER            YES             FOR                  FOR

statements of Bayer AG and consolidated financial

statements of the Bayer Group, the combined

management report, the report of the Supervisory

Board as well as the explanatory report by the Board

of Management on takeover-relevant information for

the FY 2009 and the Board of Management proposal for

the distribution of the profit; resolution on the

PROPOSAL #2.: Ratification of actions of the members         ISSUER            YES             FOR                  FOR

of the Board of Management

PROPOSAL #3.: Ratification of actions of the members         ISSUER            YES             FOR                  FOR

of the Supervisory Board

PROPOSAL #4.: Approval of the compensation system for        ISSUER            YES             FOR                  FOR

 members of the Board of Management

PROPOSAL #5.: Rescission of the existing Authorized          ISSUER            YES             FOR                  FOR

Capital I, creation of a new Authorized Capital I

with the option of exclusion of subscription rights

and amendment of Section 4 Paragraph 2 of the

Articles of Incorporation [capital stock]

PROPOSAL #6.: Rescission of the existing Authorized          ISSUER            YES             FOR                  FOR

Capital II, creation of a new Authorized Capital II

with the option of exclusion of the subscription

rights and amendment of Section 4 Paragraph 3 of the

Articles of Incorporation [capital stock]

PROPOSAL #7.: Authority to issue bonds with warrants,        ISSUER            YES             FOR                  FOR

 convertible bonds, profit sharing rights or profit

participation bonds [or a combination of these

instruments] and to exclude subscription rights,

creation of a new conditional capital through the

rescission of the existing conditional capital and

amendment of the Articles of Incorporation

PROPOSAL #8.: Authorization for the acquisition and          ISSUER            YES             FOR                  FOR

use of treasury shares with the possible exclusion of

 subscription rights and any other tender rights

PROPOSAL #9.: Adjustments to the Articles of                       ISSUER            YES             FOR                  FOR

Incorporation in Section 14, 15 and 16 concerning the

 Act Implementing the Stockholder Rights Directive

[ARUG]

PROPOSAL #10.: Appointment of the Auditor for the              ISSUER            YES             FOR                  FOR

audit of the financial statements and the audit

review of the half-year financial report

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BAYERISCHE MOTORENWERKE AG BMW, MUENCHEN

  TICKER:                  N/A                 CUSIP:   D12096109

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and annual report, and the report

pursuant to Sections 289[4] and 315[4] of the German

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 197,185,418.64 as

follows: payment of a dividend of EUR 0.30 per

ordinary share Payment of a dividend of EUR 0.32 per

preference share Ex-dividend and payable date: 19 MAY

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2010            ISSUER            YES         AGAINST           AGAINST

FY: KPMG AG, Berlin

PROPOSAL #6.: Election of Henning Kagermann to the            ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #7.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in connection with the Shareholder Rights

 Directive Implementation Law [ARUG] Section 17 shall

 be amended to reflect the permissibility of absentee

 voting and the facilitation of proxy voting

PROPOSAL #8.: Approval of the compensation system for        ISSUER            YES             FOR                  FOR

 the Board of Managing Directors, to be explained in

detail at the shareholders meeting

PROPOSAL #9.: Resolution on the update of the profit         ISSUER            YES             FOR                  FOR

transfer agreements with the Companys subsidiaries

Bavaria Wirtschaftsagentur GmbH, BMW Anlagen

Verwaltungs GmbH, BMW Bank GmbH, BMW Fahrzeugtechnik

GmbH, BMW Forschung und Technik GmbH, BMW INTEC Be

teiligungs GmbH, BMW Leasing GmbH, BMW M GmbH

Gesellschaft fuer individuelle Automobile, and BMW

Verwaltungs GmbH

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BAYERISCHE MOTORENWERKE AG BMW, MUENCHEN

  TICKER:                  N/A                 CUSIP:   D12096125

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and annual report, and the report

pursuant to Sections 289(4) and 315(4) of the German

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER             NO              N/A                  N/A

distributable profit of EUR 197,185,418.64 as

follows: payment of a dividend of EUR 0.30 per

ordinary share payment of a dividend of EUR 0.32 per

preference share ex-dividend and payable date: 19 MAY

PROPOSAL #3.: Ratification the acts of the Board of          ISSUER             NO              N/A                  N/A

Managing Directors

PROPOSAL #4.: Ratification the acts of the                          ISSUER             NO              N/A                  N/A

Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the              ISSUER             NO              N/A                  N/A

2010 FY: KPMG AG, Berlin

PROPOSAL #6.: Election of Henning Kagermann to the            ISSUER             NO              N/A                  N/A

Supervisory Board

PROPOSAL #7.: Amendments to the Articles of                        ISSUER             NO              N/A                  N/A

Association in connection with the Shareholder Rights

 Directive Implementation Law [ARUG] Section 17 shall

 be amended to reflect the permissibility of absentee

 voting and the facilitation of proxy voting

PROPOSAL #8.: Approval of the compensation system for        ISSUER             NO              N/A                  N/A

 the Board of Managing Directors, to be explained in

detail at the shareholders' meeting

PROPOSAL #9.: Resolution on the update of the Profit         ISSUER             NO              N/A                  N/A

Transfer Agreements with the Company's subsidiaries

Bavaria Wirtschaftsagentur GmbH, BMW Anlagen

Verwaltungs GmbH, BMW Bank GmbH, BMW Fahrzeugtechnik

GmbH, BMW Forschungund Technik GmbH, BMW INTEC

Beteiligungs GmbH, BMW Leasing GmbH, BMW M GmbH

Gesellschaft fuer individuelle Automobile, and BMW

Verwal-tungs GmbH if you wish to participate please

send us your instruction no later than 10 MAY 2010;

the invitation and the original agenda in German will

 be sent to you via E-mail please contact us if you

experience problems receiving the E-mail with the

agenda attached please be advised that the Company

published a record date: 27 APR 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BEIERSDORF AG, HAMBURG

  TICKER:                  N/A                 CUSIP:   D08792109

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements, the group annual report, and the reports

 pursuant to Sections 289(4) and 315(4) o f the

German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 190,517 ,406.18 as

follows :Payment of a dividend of EUR 0.70 per no-par

 share E UR 31,744,117.38 shall be allocated to the

revenue reserves Ex-dividend and payable date: 30 APR

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2010            ISSUER            YES             FOR                  FOR

FY: Ernst + Young GmbH, Stuttgart

PROPOSAL #6.: Authorization to acquire own shares the        ISSUER            YES         AGAINST           AGAINST

 company shall be authorized to acquire own shares of

 up to 10% of its share capital, at prices not

deviating more than 20% from the market price of

the'S hares, on or before 28 APR 2015 the Board of

Managing Directors shall be authorized, to dispose of

 the shares in a manner other than through the stock

exchange or by way of an offer to all shareholders if

 the shares are so ld at a price not materially below

 their market price, to use the shares in connection

with mergers and acquisitions and for the

satisfaction of conversion and/or option right s, and

 to retire the shares

PROPOSAL #7.: Resolution on the revocation of the              ISSUER            YES             FOR                  FOR

existing authorized capital I, the creation of a new

authorized capital I, and the corresponding amendment

 to the Articles of Association the existing

authorization to increase t he share capital by up to

 EUR 45,00 0,000 shall be revoked the Board of

Managing Directors shall be authorized, with the

consent of the Supervisory Board, to increase the

share capital by up to EUR 42,000,000 through the

issue of new bearer no-par shares against

contributions in cash, on or before 2 8 APR 2015

[authorized capital I] Shareholders shall be granted

subscription rights except for residual amounts, and

for the granting of such rights to holders of

PROPOSAL #8.: Resolution on the revocation of the              ISSUER            YES             FOR                  FOR

existing authorized capital II, the creation of a new

 authorized capital II, and the corresponding

amendment to the Articles of Association the existing

 authorization to increase the share capital by up to

 EUR 21,000,000 shall be revoked the Board of

Managing Directors shall be authorized, with the

consent of the Supervisory Board, to increase the

share capital by up to EUR 25,000,000 through the

issue of new bearer no-par shares against

contributions in cash, on or before 28 APR 2015

[authorized capital II] Shareholders shall be granted

 subscription rights except for residual amounts, for

 the granting of such rights to holders of conversion

 or option rights, and for a capital increase of up

to 10 % of the share capital if the shares are issued

 at a price not materially below their market price

PROPOSAL #9.: Resolution on the revocation of the              ISSUER            YES             FOR                  FOR

existing authorized capital III, the creation of a

new authorized capital III, and the corresponding

amendment to the Articles of Association the existing

 authorization to increase the share capital by up to

 EUR 21,000,000 shall be revoked the Board of

Managing Directors shall be authorized, with the

consent of the Supervisory Board, to increase the

share capital by up to EUR 25,000,000 through the

issue of new bearer no-par shares against

contributions in cash and/or kind, on or before 28

2015 [authorized capital II]).Shareholders shall be

granted subscription rights except for residual

amounts, for the granting of such rights to holder'S

of conversion or option rights, and for the issue of

PROPOSAL #10.: Resolution on the authorization to              ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds, the creation

of contingent capital, an d the corresponding

amendment to the Articles of Association the existing

 authorization approved by the shareholders meeting

of 18 MAY 2005, to issue bonds and to create a

corresponding contingent capital of up to EUR

46,875,000 shall be revoked the Board of Managing

Directors shall be authorized, with the consent of

the Supervisory Board, to issue bearer and/ or

registered bonds of up to EUR 1, 000,000,000, having

a term of up to 20 years and conferring conversion

and/or option rights for shares of the company, on or

 before 28 APR 2015.Shareholders shall be granted

subscription rights except for the issue of bonds

conferring conversion and/or option rights for shares

 of the company of up to 10% of the share capital at

a price not materially below their theoretical market

 value, for residual amounts, and for the granting of

 such rights to holders of conversion or option

rights the Company'S share capita l shall be

increased accordingly by up to EUR 42,000,000 through

 the issue of up to 42,000,000 new no-par shares,

insofar as conversion and/ or option rights are

PROPOSAL #11.: Amendments to the Articles of                       ISSUER            YES             FOR                  FOR

association in accordance with the Law on the

Implementation of the Shareholder Rights Directive

(ARUG)- Section 17(2), in respect of the shareholders

 meeting being convened at least thirty days prior to

 the meeting- Section 18(1), in respect of

shareholders being entitled to participate in and

vote at the shareholders meeting if they register

with the company by the sixth day prior to the

meeting - Section 18(2), in respect of shareholders

being obliged to provide evidence of their share

holding as per the statutory record date- Section

18(4), in respect of the Board of Managing Directors

being authorized to permit shareholders to absentee

vote at a shareholders. meeting- Section 20(2), in

respect of proxy-voting instructions also being

PROPOSAL #12.: Approval o f the remuneration system          ISSUER            YES             FOR                  FOR

for the Board of Managing Directors for the FY 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BELGACOM SA DE DROIT PUBLIC, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B10414116

  MEETING DATE:      1/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1.1: Acknowledgement and discussion of            ISSUER             NO              N/A                  N/A

the following documents: the proposal for a partial

demerger by acquisition approved in accordance with

Article 677 in conjunction with 728 of the Belgian

Companies Code, by the Boards of Directors of

Belgacom SA under Public Law [hereinafter Belgacom

SA] and Telindus Group NV, with its registered office

 at 3001 Heverlee, Geldenaaksebaan, 355 and with

Company number 0422 674 035 on 22 and 26 OCT 2009,

and filled with the Clerk of the Commercial Courts of

 Brussels and Leuven on 19 NOV 2009, the report of

the Board of Directors of 30 NOV 2009 in accordance

with [i] Article 677 in conjunction with Article 730

and (ii) 602 of the Belgian Companies Code, the

Auditor's report of 30 NOV 2009 on partial demerger

in accordance with Article 602, Paragraph 3 in

conjunction with Article 731 of the Belgian Companies

 Code

PROPOSAL #A.1.2: Pursuant to Article 677 in                        ISSUER             NO              N/A                  N/A

conjunction with 732 of the Belgian Companies Code,

notification by the Board of Directors of any

important change in the assets or liabilities of the

Companies involved that has occurred since the date

of the proposal for a partial demerger

PROPOSAL #A.2.1: Approve the partial demerger of                ISSUER             NO              N/A                  N/A

Telilndus with the transfer of part of its corporate

assets to Belgacom SA, without dissolution and

without ceasing to exist; the transfer of the

demerged corporate assets will take place in

accordance with Article 740, Section 2 of the Belgian

 Companies Code, i.e., without the issue of shares by

 Belgacom SA and without the exchange of Belgacom SA

shares for shares of the Telindus Group NV, as from

01 JAN 2010, from the point of view of direct taxes

and accounting, all operations made by the Telindus

Group will be carried out for the account of

Belgacom; as detailed in the proposal for a partial

demerger, as a consequence of the proposed partial

demerger, Telindus Group shall transfer to Belgacom

the Belgian participations of Telindus Group as well

as any supporting activities that are exclusively or

mainly at the service of these Belgian companies, the

 international participations and the activities

specifically aimed at supporting these international

companies shall remain with Telindus Group

PROPOSAL #A.2.2: Approve, in application of Article          ISSUER             NO              N/A                  N/A

740, Section 2 of the Belgian Companies Code, that

Belgacom shall not issue any new shares and/or

acquire its own shares in exchange for the shares

which it holds in Telindus Group, at the level of

Belgacom, the book value of the participation in the

Telindus Group [which is part of the financial fixed

assets] as a result of this partial demerger will be

partially replaced by (i) the property components

transferred by Telindus Group and (ii) goodwill

PROPOSAL #B.1.1: Acknowledgment and discussion of the        ISSUER             NO              N/A                  N/A

 following documents the proposal for a partial

demerger by acquisition approved, in accordance with

Article 677 in conjunction with Article 728 of the

Belgian Companies Code, by the Boards of Directors of

 Belgacom SA and of Belgacom Skynet SA, with its

registered office at 1030 Brussels, Boulevard du Roi

Albert II, 27, and with Company number 0460.102.672

on 22 and 23 OCT 2009 and filed with the Clerk of the

 Brussels Commercial Court on 19 NOV 2009; the report

 of the Board of Directors of 30 NOV 2009 in

accordance with (i) Article 677 in conjunction with

Article 730 and (ii) Article 602 of the Belgian

Companies Code; the Auditor's report of 30 NOV 2009

on the partial demerger in accordance with Article

602, Paragraph 3 in conjunction with Article 731 of

the Belgian Companies Code

PROPOSAL #B.1.2: Pursuant to Article 677 in                        ISSUER             NO              N/A                  N/A

conjunction with Article 732 of the Belgian Companies

 Code, notification by the Board of Directors of any

important change in the assets or liabilities of the

companies involved that has occurred since the date

of the proposal for a partial demerger

PROPOSAL #B.2.1: Approve the partial demerger of                ISSUER             NO              N/A                  N/A

Belgacom Skynet, which involves the transfer of part

of its corporate assets to Belgacom SA, without

dissolution and without ceasing to exist; the

transfer of the demerged corporate assets shall take

place in accordance with Article 740, Section 2 of

the Belgian Companies Code, i.e., without the issue

of shares by Belgacom SA and without the exchange of

Belgacom SA shares for shares of Belgacom Skynet; as

from 01 JAN 2010, from the point of view of direct

taxes and accounting, all operations made by Belgacom

 Skynet will be carried out for the account of

Belgacom; as detailed in the proposal for a partial

demerger, as a result of the partial demerger,

Belgacom Skynet shall transfer all its operational

activities and related assets and liabilities to

Belgacom SA with the exception of (i) the financial

participation in Skynet iMotion Activities SA, with

its registered office at rue Carli 2, 1140 Evere and

with company number 0875.092.626 and (ii) the

investments placed with Belgacom Group International

Services NV, with its registered office at

Geldenaaksebaan 335, 3001 Hevertee and with company

PROPOSAL #B.2.2: Approve, in application of Article          ISSUER             NO              N/A                  N/A

740, Section 2 of the Belgian Companies Code, that

Belgacom shall not issue any new shares and/or

acquire shares in itself in exchange for the shares

which it holds in Belgacom Skynet, at the level of

Belgacom, the book value of the participation in

Belgacom Skynet [which is part of the financial fixed

 assets] as a result of this partial demerger will be

 partially replaced by (i) the property components

transferred by Belgacom Skynet and (ii) goodwill

PROPOSAL #C.1: Acknowledgment, discussion and                     ISSUER             NO              N/A                  N/A

approval of the joint merger proposal equivalent to a

 merger by acquisition, by the Board of Directors of

Belgacom SA on the one hand and by the Boards of

Directors of the following companies on the other

hand, drawn up in accordance with Article 719 of the

Belgian Companies Code [the Merger proposal]:

Belgacom Mobile SA, with its registered office at

1030 Brussels, Boulevard du Roi Albert II, 27, and

with company number 0453.918.428; Telindus NV, with

its registered office at 3001 Heverlee,

Geldenaaksebaan, 355, and company number

0442.257.642; Telindus Sourcing SA, with its

registered office at 7000 Mons, Avenue Thomas

Edison,1, and company number 0457.839.802; this

merger proposal was drawn up on 22, 23 and 28 OCT

2009 and was filed on behalf of Belgacom SA and

Belgacom Mobile SA with the Clerk of the Brussels

Commercial Court on 19 NOV 2009; it was filed on

behalf of Telindus SA with the Clerk of the Leuven

Commercial Court on 19 November 2009, and filed on

behalf of Telindus Sourcing SA with the Clerk of the

PROPOSAL #C.2: Approve the acquisition by the company        ISSUER             NO              N/A                  N/A

 Belgacom SA of the Companies Belgacom Mobile SA,

Telindus NV and Telindus Sourcing SA, in the form of

a transaction equivalent to a merger in the sense of

Article 676, section 1of the Belgian Companies Code;

as from 01 JAN 2010, from the point of view of direct

 taxes and accounting, all the operations performed

by each of the 3 afore-mentioned Companies will be

deemed to have been carried out for the account of

PROPOSAL #D.1: Authorize the Board of Directors, with        ISSUER             NO              N/A                  N/A

 power of substitution, for the implementation of the

 decisions taken

PROPOSAL #D.2: Approve to grant special authority for        ISSUER             NO              N/A                  N/A

 the procedures or the VAT authorities and the

Crossroads Bank for Enterprises and publication in

the appendixes of the Belgian Official Gazette

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BELGACOM SA DE DROIT PUBLIC, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B10414116

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Examination of the annual reports of the        ISSUER             NO              N/A                  N/A

 Board of Directors of Belgacom SA of Public Law with

 regard to the annual accounts and consolidated

annual accounts at 31 DEC 2009

PROPOSAL #2: Examination of the reports of the Board         ISSUER             NO              N/A                  N/A

of Auditors of Belgacom SA of Public Law with regard

to the annual accounts and of the Auditor with regard

 to the consolidated annual accounts at 31 DEC 2009

PROPOSAL #3: Examination of the information provided         ISSUER             NO              N/A                  N/A

by the Joint Committee

PROPOSAL #4: Examination of the consolidated annual          ISSUER             NO              N/A                  N/A

accounts at 31 DEC 2009

PROPOSAL #5: Examination of the annual reports of the        ISSUER             NO              N/A                  N/A

 Board of Directors of Belgacom Mobile SA, Telindus

NV and Telindus Sorucing SA with regard to the annual

 accounts at 31 DEC 2009

PROPOSAL #6: Examination of the reports of the                   ISSUER             NO              N/A                  N/A

Auditors of Belgacom Mobile SA, Telindus NV and

Telindus Sourcing SA with regard to the annual

accounts at 31 DEC 2009

PROPOSAL #7: Approve the annual accounts of Belgacom         ISSUER             NO              N/A                  N/A

SA of Public Law at 31 DEC 2009 and the annual

accounts with regard to the FY closed on 31 DEC 2009,

 as specified

PROPOSAL #8: Grant discharge to the Members of the            ISSUER             NO              N/A                  N/A

Board of Directors to the Members of the Board of

Directors for the exercise of their mandate during

the FY closed on 31 DEC 2009

PROPOSAL #9: Grant a special discharge to Mr. Robert         ISSUER             NO              N/A                  N/A

Tollet for the exercise of his mandate until 30 SEP

2009

PROPOSAL #10: Grant discharge to the Members of the          ISSUER             NO              N/A                  N/A

Board of Auditors to the Auditors for the exercise of

 their mandate during the FY closed on 31 DEC 2009

PROPOSAL #11: Grant discharge to the Ernst & Young            ISSUER             NO              N/A                  N/A

Bedrijfsrevisoren/Reviseurs D'Enterprises BCV/SCC,

represented by Mr. Marnix Van Dooren, for the

exercise of his mandate during the FYE on 31 DEC 2009

PROPOSAL #12: Appointment of Mrs. Lutgart Van Den              ISSUER             NO              N/A                  N/A

Berghe as the Board Member, in accordance with the

recommendation of the Nomination an Remuneration

Committee, for a period which will expire at the AGM

of 2016

PROPOSAL #13: Appointment of Mr. Pierre-Alain De                ISSUER             NO              N/A                  N/A

Smedt as the Board Member, in accordance with the

recommendation of the Nomination and Remuneration

Committee, for a period which expire at the AGM of

PROPOSAL #14: Approve the remuneration of Mrs. L. Van        ISSUER             NO              N/A                  N/A

 Den Berghe and Mr. P-A. De Smedt as follows: fixed

annual remuneration of EUR 25,000, attendance fee of

EUR 5000 per Board meeting attended, attendance fee

of EUR 2,500 per Board advisory Committee meeting

attended, EUR 2,000 per year to cover communication

costs

PROPOSAL #15: Appointment of Deloitte                                   ISSUER             NO              N/A                  N/A

Bedrijfsrevisoren/Reviseurs D'Enterprises SC Sfd

Scrl, represented by Mr. Geert Verstraeten and Luc

Callaert Sc Sfd Sprlu, represented by Luc Callaert

for the statutory audit of Belgacom SA of Public Law

for a period of 6 years for an annual audit fee of

EUR 240,000 [to be indexed annually]

PROPOSAL #16: Approve the Auditor in charge of                   ISSUER             NO              N/A                  N/A

certifying the consolidated accounts for the Belgacom

 Group, granted to Ernst & Young

Bedrijfsrevisoren/Reviseurs D'Enterprises BCV/SCC,

represented by Mr. Marnix Van Dooren

PROPOSAL #17: Appointment of Deloitte                                   ISSUER             NO              N/A                  N/A

Bedrijfsrevisoren/Reviseurs D'Enterprises SC Sfd

Scrl, represented by Mr. Geert Verstraeten and Mr.

Luc Van Coppenolle, for a period of 3 years for an

annual audit fee of EUR 280,000 [ to be indexed

PROPOSAL #18: Acknowledgement appointment of a Member        ISSUER             NO              N/A                  N/A

 of the Board of Auditors of Belgacom SA Public Law,

the AGM takes note of the decision of the Cour des

comptes taken as 10 FEB 2010, regarding the

nomination of Mr. Pierre Rion for a new term of 6

PROPOSAL #19: Approve the annual accounts at 31 DEC          ISSUER             NO              N/A                  N/A

2009 of Belgacom Mobile SA with regard to the FY

closed on 31 DEC 2009

PROPOSAL #20: Grant discharge to the Members of the          ISSUER             NO              N/A                  N/A

Board of Directors of Belgacom Mobile SA for the

exercise of their mandate during the FY closed on 31

DEC 2009

PROPOSAL #21: Grant discharge to the Auditor of                 ISSUER             NO              N/A                  N/A

Belgacom Mobile SA for the exercise of his mandate

during the FY closed on 31 DEC 2009

PROPOSAL #22: Approve the annual accounts of Telindus        ISSUER             NO              N/A                  N/A

 NV with regard to the FY closed on 31 DEC 2009

PROPOSAL #23: Grant discharge of the Members of the          ISSUER             NO              N/A                  N/A

Board of Directors of Telindus NV for the exercise of

 their mandate during the FY closed on 31 DEC 2009

PROPOSAL #24: Grant discharge to the Auditor of                 ISSUER             NO              N/A                  N/A

Telindus NV for the exercise of his mandate during

the FY closed on 31 DEC 2009

PROPOSAL #25: Approve the annual accounts of Telindus        ISSUER             NO              N/A                  N/A

 Sourcing SA with regard to the FY closed on 31 DEC

PROPOSAL #26: Grant discharge to the Members of the          ISSUER             NO              N/A                  N/A

Board of Directors of Telindus Sourcing SA for the

exercise of their mandate during the FY closed on 31

DEC 2009

PROPOSAL #27: Grant discharge to the Auditor of                 ISSUER             NO              N/A                  N/A

Telindus Sourcing SA for the exercise of his mandate

during the FY closed on 31 DEC 2009

PROPOSAL #28: Miscellaneous                                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BELGACOM SA DE DROIT PUBLIC, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B10414116

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Board of Directors to                ISSUER             NO              N/A                  N/A

acquire the maximum number of shares permitted by law

 in case this acquisition is necessary for preventing

 any imminent and serious prejudice to the Company,

this mandate is granted for a new period of 3 years

starting on the day of disclosure of this amendment

to the Articles of Association by the General Meeting

 of 14 APR 2010, the price paid for such shares may

not be more than 5% above the highest closing price

in the 30 day trading period preceding the

transaction, and no.CONTD

PROPOSAL #2: Authorize the Board of Directors, for a         ISSUER             NO              N/A                  N/A

new period of 3 years starting from the day of this

amendment to the Articles of Association by the

general meeting of 14 APR 2010, to increase capital,

in any and all forms, including a capital increase

where the pre-emptive rights of shareholders are

restricted or withdrawn, even after receipt by the

Company of a notification from the Belgian Banking,

Finance and Insurance Commission of a takeover bid

for the Company's shares, where this is the case,

however, the.CONTD

PROPOSAL #3: Authorize the Secretary General,                     ISSUER             NO              N/A                  N/A

including that of replacement, for the purpose of

coordinating the Articles of Association to reflect

the resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BERKELEY GROUP HLDGS PLC

  TICKER:                  N/A                 CUSIP:   G1191G120

  MEETING DATE:      9/9/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts for the YE 30 APR         ISSUER            YES         AGAINST           AGAINST

2009, together with the reports of the Directors and

the Auditors thereon

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the FYE 30 APR 2009

PROPOSAL #3.: Re-elect Tony Pidgley as an Executive          ISSUER            YES             FOR                  FOR

Director on his retirement by rotation

PROPOSAL #4.: Re-elect Tony Carey as an Executive              ISSUER            YES             FOR                  FOR

Director on his retirement by rotation

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES         AGAINST           AGAINST

as the Auditors of the Company until the conclusion

of the next general meeting of the Company at which

accounts are laid

PROPOSAL #6.: Authorize the Directors to agree the            ISSUER            YES         AGAINST           AGAINST

Auditors' remuneration

PROPOSAL #S.7: Adopt the existing Articles of                     ISSUER            YES             FOR                  FOR

Association of the Company produced to the Meeting

and initialed by the Chairman for the purpose of

identification in substitution for, and to the

exclusion of the existing Articles of Association;

the existing authorized but unissued B shares in the

Company be and hereby redesignated as Ordinary shares

 of 5p each, the authorized share capital of the

Company be GBP 46,250,000 divided into 925,000,000

Ordinary shares of 5 pence each; and amend with

effect from 00.01 a.m on 01 OCT 2009, all the

provisions of the Company's Memorandum of Association

 which by virtue of Section 28 of the Companies Act

2006, would be treated as provisions of the Company's

 Articles of Association with effect from such time

be and they are hereby deleted

PROPOSAL #8.: Authorize the Directors, for the                   ISSUER            YES             FOR                  FOR

purpose of Section 80 of the Companies Act 1985 [the

Act], to allot relevant securities [Section 80[2] of

the Act] up to an aggregate nominal amount of GBP

2,178,809 representing 33.3% of the total issued

share capital of the Company as at 11 AUG 2009 and

comprising equity securities [Section 94 of the Act]

up to an aggregate nominal amount of GBP 4,357,618 in

 connection with and or pursuant to an offer or

invitation by way of a rights issue in favor of

holders of ordinary shares in proportion to the

respective number of Ordinary shares held by them on

the record date for such allotment, but subject to

such exclusions or arrangements as the Directors may

consider necessary or appropriate to deal with

fractional entitlements, treasury shares, record

dates, or legal regulatory or practical difficulties

which may arise under the laws of or the requirements

 of any regulatory body or stock exchange in any

territory or any other matter whatsoever; [Authority

expires the earlier of the conclusion of the AGM of

the Company to be held in 2010 or 08 SEP 2010]; and

the Directors may allot relevant securities after the

 expiry of this authority in pursuance of such an

offer or agreement made prior to such expiry;

pursuant to Section 80 [other than the authority

given to the Directors by resolution 2 of the EGM of

The Berkeley Group Plc held on 17 SEP 2004 and taking

PROPOSAL #9.: Authorize the Directors, for the                   ISSUER            YES             FOR                  FOR

purpose of Section 80 of the Companies Act 1985, to

allot relevant securities [Section 80[2] of the said

Act] up to an aggregate nominal amount of GBP 666,293

 as required for the purpose of satisfying awards

made under The Berkeley Group Holdings Plc 2004[b]

Long Term Incentive Plan and Part A of the Berkeley

Group Holdings Plc 2009 Long Term Incentive Plan;

[Authority expires at the conclusion of 5 years]; and

 the Directors may allot relevant securities after

the expiry of this authority in pursuance of such an

offer or agreement made prior to such expiry; this

authority shall be concurrent with and shall not

increase the number of relevant securities that may

be allotted pursuant to the authority given by way of

 the EGM of The Berkeley Group plc held on 17 SEP

2004 and taking effect on 25 OCT 2004

PROPOSAL #S.10: Authorize the Directors, [pursuant to        ISSUER            YES             FOR                  FOR

 Section 95 of the Companies Act 1985], to allot

equity securities [Section 94[2] of the said Act]

and/or to sell relevant shares [Section 94[5] of the

said Act] out of treasury for cash, disapplying the

statutory pre-emption rights [Section 89[1]], did not

 apply to such allotment or sale in connection with

the Section 80 authority referred to in Resolution 8

above : i] pursuant to an offer to holder of equity

securities in the capital of the Company in

proportion [as nearly as practicable] to their

existing holdings of equity securities but subject to

 such exclusions or other arrangements in relation to

 fractional entitlements or legal or practical

problems under the laws of any territory, or

requirements of a regulatory body; ii] up to an

aggregate nominal amount of GBP 327,149; but so that

the Company, pursuant to the power granted by that

resolution, may enter into a contract to allot equity

 securities which would or might be completed wholly

PROPOSAL #S.11: Authorize the Directors, pursuant to         ISSUER            YES             FOR                  FOR

Section 95 of the Companies Act 1985, to allot equity

 securities [Section 94[2] of the said Act] or to

sell relevant shares [Section 94[5] of the said Act]

out of treasury for cash, as if Section 89[1] of the

said Act did not apply to such allotment or sale in

connection with the Section 80 authority referred to

in resolution 9 above

PROPOSAL #S.12: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purpose of Section 166 of the Companies Act 1985, to

make 1 or more market purchases [Section 163[3] of

the said Act] of Ordinary Shares being a total of

13,085,943, at a minimum price of 5 pence in each

case [exclusive of expenses] and up to 105% of the

average middle market quotations for an Ordinary

Share as derived from the London Stock Exchange Daily

 Official List, over the previous 5 business days;

[Authority expires the earlier of the conclusion of

the AGM of the Company to be held in 2010 or 08 SEP

2010]; and the Company, before the expiry, may make a

 contract to purchase Ordinary shares and may make a

purchase of Ordinary shares, pursuant to any such

contract which purchase or contract would or might be

 executed wholly or partly after the expiration of

such authority and for the purpose of this resolution

 Ordinary Shares means the ordinary shares of 5 pence

 each in the capital of the Company

PROPOSAL #13.: Authorize the Company, pursuant to              ISSUER            YES             FOR                  FOR

Section 366 of the Companies Act 2006 and any Company

 which is a subsidiary of the Company during the

period to this resolution relates i] to make

donations to EU political organizations not exceeding

 GBP 50,000; and ii] incur EU political expenditure

not exceeding GBP 50,000 provided such donations

and/or expenditure does not in aggregate exceed GBP

50,000 during the period to which this resolution

relates; and [Authority expires at the conclusion of

the AGM of the Company in 2010]; for the purposes of

this resolution donation, political organizations,

and political expenditure are to be construed in

accordance with part 14 of the Companies Act 2006

PROPOSAL #S.14: Approve that EGM may be called by              ISSUER            YES             FOR                  FOR

notice of not less than 14 clear days

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BG GROUP PLC

  TICKER:                  N/A                 CUSIP:   G1245Z108

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and reports of the        ISSUER            YES             FOR                  FOR

 Directors and the Auditors for the YE 31 DEC 2009

PROPOSAL #2.: Approve the remuneration report of the         ISSUER            YES             FOR                  FOR

BG Group plc annual report and accounts for the YE 31

 DEC 2009

PROPOSAL #3.: Declare a final dividend in respect of         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009 of 6.73 pence per ordinary share

payable on 21 MAY 2010 to holders of ordinary shares

on the register of shareholders of the Company at the

 close of business on 16 APR 2010

PROPOSAL #4.: Election of Mark Seligman as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #5.: Re-elect Peter Backhouse as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires by rotation

PROPOSAL #6.: Re-elect Lord Sharman as a Director of         ISSUER            YES             FOR                  FOR

the Company, who retires by rotation

PROPOSAL #7.: Re-elect Philippe Varin, as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires by rotation

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company, to hold office until

the conclusion of the next general meeting at which

accounts are laid before the Company

PROPOSAL #9.: Authorize the Audit Committee to                   ISSUER            YES             FOR                  FOR

approve the remuneration of the Auditors

PROPOSAL #10.: Authorize the Company, with Sections          ISSUER            YES             FOR                  FOR

366 and 367 of the Companies Act 2006 [the Act], and

all Companies which are subsidiaries of the Company

during the period when this resolution has effect to;

 make political donations to political parties or

independent election candidates up to a total

aggregate amount of GBP15,000; make political

donations to political organisations other than

political parties up to a total aggregate amount of

GBP 15,000; and incur political expenditure up to a

total aggregate amount of GBP 20,000; [Authority

expires at the conclusion of the next AGM of the

Company]; provided that, in any event, the total

aggregate amount of all political donations and

political expenditure incurred by the Company and its

 subsidiaries in such period shall not exceed GBP

50,000; for the purposes of this resolution,

'political donations', 'political organisations',

'political parties' and 'political expenditure' shall

 have the meanings given to them in Sections 363 to

365 of the Act

PROPOSAL #11.: Authorize the Directors in accordance         ISSUER            YES             FOR                  FOR

with Section 551 of the Act to exercise all the

powers of the Company to allot shares in the Company

and to grant rights to subscribe for, or to convert

any security into, shares in the Company [Rights]; up

 to an aggregate nominal amount of GBP 115,641,305;

and up to a further aggregate nominal amount of

112,536,365 provided that [i] they are equity

securities [within the meaning of Section 560[1] of

the Act], and [ii] they are offered by way of a

rights issue to holders of ordinary shares on the

register of Members at such record date as the

Directors may determine where the equity securities

respectively attributable to the interests of the

ordinary shareholders are proportionate [as nearly as

 may be practicable] to the respective numbers of

ordinary shares held or deemed to be held by them on

any such record date end to other holders of equity

securities entitled to participate therein, subject

to such exclusions or other arrangements as the

Directors may deem necessary or expedient to deal

with treasury shares, fractional entitlements or

legal or practical problems arising under the laws of

 any overseas territory or the requirements of any

regulatory body or stock exchange or by virtue of

shares being represented by depositary receipts or

any other matter; [Authority expires at the

conclusion of the next AGM of the Company]; the

Directors shall be entitled to make offers or

agreements before the expiry of such authority which

would or might require shares to be allotted or

Rights to be granted after such expiry and the

Directors shall be entitled to allot shares and grant

 Rights pursuant to any such offer or agreement as if

 this authority had not expired; and all unexercised

authorities previously granted to the Directors to

PROPOSAL #S.12: Authorize the Directors, pursuant to         ISSUER            YES             FOR                  FOR

Sections 570 and 573 of the Act to allot equity

securities [within the meaning of Section 560 of the

Act] for cash either pursuant to the authority

conferred by Resolution 11 above or by way of a sale

of treasury shares as if Section 561[1] of the Act

did not apply to any such allotment provided that

this power shall be limited to: the allotment of

equity securities in connection with an offer of

securities [but in the case of the authority granted

under paragraph II of the Resolution 11 by way of a

rights issue only] in favour of the holders of

ordinary shares on the register of Members at such

record date as the Directors may determine and other

persons entitled to participate therein, where the

equity securities respectively attributable to the

interests of the ordinary shareholders are

proportionate [as nearly as may be practicable] to

the respective number of ordinary shares held or

deemed to be held by them on any such record date,

subject to such exclusions or other arrangements as

the Directors may deem necessary or expedient to deal

 with treasury shares, fractional entitlements or

legal or practical problems arising under the laws of

 any overseas territory or the requirements of any

regulatory body or stock exchange or by virtue of

shares being represented by depositary receipts or

any other matter; and the allotment [otherwise than

pursuant to sub-paragraph I of this Resolution 12] to

 any person or persons of equity securities up to an

aggregate nominal amount of GBP16,880,454; and shall

expire upon the expiry of the general authority

conferred by Resolution 11 above, the Directors shall

 be entitled to make offers or agreements before the

expiry of such power which would or might require

equity securities to be allotted after such expiry

and the Directors shall be entitled to allot equity

securities pursuant to any such offer or agreement as

 if the power conferred hereby had not expired

PROPOSAL #S.13: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases [within the meaning of Section 693[4] of

the Act] of ordinary shares of 10 pence each of the

Company on such terms and in such manner as the

Directors may from time to time determine, provided

that: the maximum number of ordinary shares hereby

authorized to be acquired is 337,609,096 representing

 approximately 10% of the issued ordinary share

capital of the Company as at 10 MAR 2010; the minimum

 price that may be paid for any such ordinary share

is 10 pence, the nominal value of that share; the

maximum price that may be paid for any such ordinary

share is an amount equal to 105% of the average of

the middle market quotations for an ordinary share in

 the Company as derived from the London Stock

Exchange Daily Official List for the five business

days immediately preceding the day on which such

ordinary share is contracted to be purchased;

[Authority expires at the conclusion of the next AGM

of the Company]; and the Company may make a contract

to purchase its ordinary shares under the authority

hereby conferred prior to the expiry of such

authority, which contract will or may be executed

wholly or partly after the expiry of such authority,

and may purchase its ordinary shares in pursuance of

PROPOSAL #S.14: Approve the general meeting, other            ISSUER            YES             FOR                  FOR

than an AGM, may be called on not less than 14 clear

days' notice

PROPOSAL #S.15: Approve and adopt, with effect from          ISSUER            YES             FOR                  FOR

the conclusion of the AGM, the Articles of

Association contained in the document produced to the

 Meeting and signed by the Chairman for the purposes

of identification as the new Articles of Association

of the Company in substitution for, and to the

exclusion of, the Articles of Association of the

Company in effect immediately prior to that time

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BHP BILLITON PLC

  TICKER:                  N/A                 CUSIP:   G10877101

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive the 2009 Financial                        ISSUER            YES             FOR                  FOR

Statements and Reports for BHP Billiton Limited and

BHP Billiton Plc

PROPOSAL #2.: To re-elect Mr. Carlos Cordeiro as a            ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #3.: To re-elect Mr. David Crawford as a              ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #4.: To re-elect The Hon E Gail de Planque          ISSUER            YES             FOR                  FOR

as a Director of BHP Billiton Limited and BHP

PROPOSAL #5.: To re-elect Mr. Marius Kloppers as a            ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #6.: To re-elect Mr. Don Argus as a Director        ISSUER            YES             FOR                  FOR

 of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #7.: To re-elect Mr. Wayne Murdy as a                   ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #8.: Re-appoint KPMG Audit Plc as the                   ISSUER            YES             FOR                  FOR

Auditor of BHP Billiton Plc

PROPOSAL #9.: To renew the general authority to issue        ISSUER            YES             FOR                  FOR

 shares in BHP Billiton Plc

PROPOSAL #10.: To renew the disapplication of pre-             ISSUER            YES             FOR                  FOR

emption rights in BHP Billiton Plc

PROPOSAL #11.: To approve the repurchase of shares in        ISSUER            YES             FOR                  FOR

 BHP Billiton Plc

PROPOSAL #12.i: To approve the cancellation of shares        ISSUER            YES             FOR                  FOR

 in BHP Billiton Plc held by BHP Billiton Limited on

30 April 2010

PROPOSAL #12.ii: To approve the cancellation of                 ISSUER            YES             FOR                  FOR

shares in BHP Billiton Plc held by BHP Billiton

Limited on 17 June 2010

PROPOSAL #12iii: To approve the cancellation of                 ISSUER            YES             FOR                  FOR

shares in BHP Billiton Plc held by BHP Billiton

Limited on 15 September 2010

PROPOSAL #12.iv: To approve the cancellation of                 ISSUER            YES             FOR                  FOR

shares in BHP Billiton Plc held by BHP Billiton

Limited on 11 November 2010

PROPOSAL #13.: To approve the 2009 Remuneration Report      ISSUER            YES             FOR                  FOR

PROPOSAL #14.: To approve the grant of awards to Mr.         ISSUER            YES             FOR                  FOR

Marius Kloppers under the GIS and the LTIP

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BIC(SOCIETE), CLICHY

  TICKER:                  N/A                 CUSIP:   F10080103

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Company accounts for the              ISSUER            YES             FOR                  FOR

year 2009

PROPOSAL #2: Approve the consolidated accounts for            ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #3: Approve the allocation of the result              ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #4: Approve the regulated agreements                      ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the setting of the amount of              ISSUER            YES             FOR                  FOR

Director's fees

PROPOSAL #6: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

operate on Company shares

PROPOSAL #7: Approve the renewal of the Director's            ISSUER            YES             FOR                  FOR

mandate held by M. Bruno Bich

PROPOSAL #8: Approve the renewal of the Director's            ISSUER            YES             FOR                  FOR

mandate held by M. Mario Guevara

PROPOSAL #9: Approve renewal of the Director's                   ISSUER            YES             FOR                  FOR

mandate held by M. Gilles Pelisson

PROPOSAL #10: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

reduce capital stock by cancelling shares purchased

in accordance with Article L. 225-209 of the Code DU

Commerce Commercial Code

PROPOSAL #11: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

increase capital stock by issuing new ordinary shares

 and/or tangible assets granting access to capital

stock, maintaining the shareholders' preferential

subscription right

PROPOSAL #12: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

increase the initial issue amount in the event of

issue decided pursuant to Resolution 11

PROPOSAL #13: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

decide on one or more increases in capital stock by

incorporating reserves, profits or premia or other

sums whose capitalisation is permitted

PROPOSAL #14: Authorize the Board of Directors to go         ISSUER            YES             FOR                  FOR

ahead with one or more increases in capital stock

reserved for employees

PROPOSAL #15: Approve the removal of the preferential        ISSUER            YES             FOR                  FOR

 subscription right as part of one of the increases

in capital stock reserved for the employees specified

 in the previous resolution

PROPOSAL #16: Approve authorization to be granted to         ISSUER            YES             FOR                  FOR

the Board of Directors to go ahead with the

allocation of shares, free of charge

PROPOSAL #17: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

grant Company share purchase and/or subscription

options to employees and Directors of the Company and

 its subsidiaries

PROPOSAL #18: Approve the powers for formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BIOMERIEUX

  TICKER:                  N/A                 CUSIP:   F1149Y109

  MEETING DATE:      6/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts for the YE        ISSUER            YES             FOR                  FOR

 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009

PROPOSAL #O.4: Approve the regulated agreements                 ISSUER            YES         AGAINST           AGAINST

signed by the Company and presented in the Special

Auditor's report

PROPOSAL #O.5: Approve the renewal of a Director's            ISSUER            YES         AGAINST           AGAINST

mandate: Monsieur Alain Merieux

PROPOSAL #O.6: Approve the renewal of a Director's            ISSUER            YES             FOR                  FOR

mandate: Monsieur Alexandre Merieux

PROPOSAL #O.7: Approve the renewal of a Director's            ISSUER            YES             FOR                  FOR

mandate: Monsieur Michel Ange

PROPOSAL #O.8: Approve the renewal of a Director's            ISSUER            YES             FOR                  FOR

mandate: GIMD

PROPOSAL #O.9: Approve the renewal of a Director's            ISSUER            YES             FOR                  FOR

mandate: Monsieur Georges Hibon

PROPOSAL #O.10: Approve the renewal of a Director's          ISSUER            YES             FOR                  FOR

mandate: Monsieur Michele Palladino

PROPOSAL #O.11: Approve the renewal of a Director's          ISSUER            YES             FOR                  FOR

mandate: Monsieur Philippe Archinard

PROPOSAL #O.12: Approve the renewal of a Director's          ISSUER            YES         AGAINST           AGAINST

mandate: Monsieur Jean-Luc Belingard

PROPOSAL #O.13: Approve to change the term of a                 ISSUER            YES             FOR                  FOR

Director's mandate: Monsieur Christian Brechot

PROPOSAL #O.14: Approve the term of Directors'                   ISSUER            YES         AGAINST           AGAINST

mandates

PROPOSAL #O.15: Appointment of Monsieur Harold Boel          ISSUER            YES             FOR                  FOR

as a Non-Executive Director

PROPOSAL #O.16: Authorize the Board of Directors for         ISSUER            YES         AGAINST           AGAINST

the Company to purchase its own shares

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce capital stock by cancelling shares

PROPOSAL #E.18: Amend the Biomerieux S.A. Articles of        ISSUER            YES             FOR                  FOR

 Association

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

allocate share subscription or purchase options

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

allocate shares free of charge to Directors and

employees of the Company or connected Companies

PROPOSAL #E.21: Powers to holders of an original of          ISSUER            YES             FOR                  FOR

these minutes for formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BKW FMB ENERGIE AG, BERN

  TICKER:                  N/A                 CUSIP:   H07815154

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR          ISSUER            YES             FOR               AGAINST

NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS

BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE

ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE

COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING

 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND

NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BKW FMB ENERGIE AG, BERN

  TICKER:                  N/A                 CUSIP:   H07815154

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the annual          ISSUER            YES             FOR                  FOR

accounts and consolidated accounts for 2009, along

with the report of the Auditors

PROPOSAL #2.: Approve the distribution of balance              ISSUER            YES             FOR                  FOR

sheet profit

PROPOSAL #3.: Approve the Board of Directors                       ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Election of Mr. Urs Gasche to the Board        ISSUER            YES             FOR                  FOR

 of Directors

PROPOSAL #5.: Election of Ernst and Young AG as the          ISSUER            YES             FOR                  FOR

Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BNP PARIBAS

  TICKER:                  N/A                 CUSIP:   F1058Q238

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the balance sheet and the                ISSUER            YES             FOR                  FOR

consolidated financial statements for the FYE on 31

DEC 2009

PROPOSAL #O.2: Approve the balance sheet and the                ISSUER            YES             FOR                  FOR

financial statements for the FYE on 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009 and distribution of the

PROPOSAL #O.4: Approve the Statutory Auditors'                   ISSUER            YES             FOR                  FOR

special report on the Agreements and Undertakings

pursuant to Articles L.225-38 et seq. of the

Commercial Code, including those concluded between a

Company and its corporate officers, but also between

companies of a group and mutual leaders of the Company

PROPOSAL #O.5: Authorize the BNP Paribas to                        ISSUER            YES             FOR                  FOR

repurchase its own shares

PROPOSAL #O.6: Approve the renewal of Mr. Louis                 ISSUER            YES             FOR                  FOR

Schweitzer's term as Board member

PROPOSAL #O.7: Appointment of Mr. Michel Tilmant as          ISSUER            YES             FOR                  FOR

Board member

PROPOSAL #O.8: Appointment of Mr. Emiel Van                        ISSUER            YES             FOR                  FOR

Broekhoven as Board member

PROPOSAL #O.9: Appointment of Mrs. Meglena Kuneva as         ISSUER            YES             FOR                  FOR

Board member

PROPOSAL #O.10: Appointment of Mr. Jean-Laurent                 ISSUER            YES             FOR                  FOR

Bonnafe as Board Member

PROPOSAL #O.11: Approve the setting the amount of              ISSUER            YES             FOR                  FOR

attendances allowances

PROPOSAL #E.12: Approve the issuance, with                          ISSUER            YES             FOR                  FOR

preferential subscription rights, of common shares

and securities giving access to the capital or

entitling to allocation of debt securities

PROPOSAL #E.13: Approve the issuance, with                          ISSUER            YES             FOR                  FOR

cancellation of preferential subscription rights, of

common shares and securities giving access to the

capital or entitling to allocation of debt securities

PROPOSAL #E.14: Approve the issuance, with                          ISSUER            YES             FOR                  FOR

cancellation of preferential subscription rights, of

common shares and securities giving access to the

capital in order to remunerate for securities

provided under public exchange offers

PROPOSAL #E.15: Approve the issuance, with                          ISSUER            YES             FOR                  FOR

cancellation of preferential subscription rights, of

common shares in order to remunerate for

contributions of unlisted securities within the limit

 of 10% of the capital

PROPOSAL #E.16: Authorize the overall limitation for         ISSUER            YES             FOR                  FOR

issuance with cancellation of preferential

subscription rights

PROPOSAL #E.17: Grant authority for the capital                 ISSUER            YES             FOR                  FOR

increase by incorporation of reserves or profits,

issuance premiums or contribution

PROPOSAL #E.18: Approve the overall limitation for            ISSUER            YES             FOR                  FOR

issuance with or without preferential subscription

rights

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out transactions reserved for Members of the

Company Saving Plan of BNP Paribas Group, which may

take the form of capital increases and/or sales or

transfers of reserved securities

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the capital by cancellation of shares

PROPOSAL #E.21: Approve the merger absorption of                ISSUER            YES             FOR                  FOR

Fortis Banque France by BNP Paribas; consequential

increase of the share capital

PROPOSAL #E.22: Amend the Statutes consequential to          ISSUER            YES             FOR                  FOR

the repurchase of preferred shares

PROPOSAL #E.23: Authorize the powers for the                       ISSUER            YES             FOR                  FOR

formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BOUYGUES, PARIS

  TICKER:                  N/A                 CUSIP:   F11487125

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #o.1: Approve the annual accounts for the            ISSUER            YES             FOR                  FOR

year 2009

PROPOSAL #o.2: Approve the consolidated accounts and         ISSUER            YES             FOR                  FOR

operations for the year 2009

PROPOSAL #o.3: Approve to allocate the result and              ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #o.4: Approve regulated agreements and                 ISSUER            YES         AGAINST           AGAINST

commitments

PROPOSAL #o.5: Approve the renewal of the Director's         ISSUER            YES             FOR                  FOR

mandate held by Monsieur Lucien Douroux

PROPOSAL #o.6: Approve the renewal of the Director's         ISSUER            YES             FOR                  FOR

mandate held by Monsieur Yves Gabriel

PROPOSAL #o.7: Approve the renewal of the Director's         ISSUER            YES             FOR                  FOR

mandate held by Monsieur Patrick Kron

PROPOSAL #o.8: Approve the renewal of the Director's         ISSUER            YES             FOR                  FOR

mandate held by Monsieur Jean Peyrelevade

PROPOSAL #o.9: Approve the renewal of the Director's         ISSUER            YES             FOR                  FOR

mandate held by Monsieur Francois-Henri Pinault

PROPOSAL #o.10: Approve the renewal of the Director's        ISSUER            YES             FOR                  FOR

 mandate held by SCDM

PROPOSAL #o.11: Appointment of Madame Colette Lewiner        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #o.12: Election of a Director who is a                 ISSUER            YES             FOR                  FOR

Member of the Supervisory Board of one of the

Communal Placement funds representing shareholders

who are employees

PROPOSAL #o.13: Election of a Director who is a                 ISSUER            YES             FOR                  FOR

Member of the Supervisory Board of one of the

Communal Placement Funds representing shareholders

who are employees

PROPOSAL #o.14: Approve the renewal of the Censor's          ISSUER            YES             FOR                  FOR

mandate of Monsieur Alain Pouyat

PROPOSAL #o.15: Approve the renewal of auditors'               ISSUER            YES             FOR                  FOR

Mazars  mandate

PROPOSAL #o.16: Appointment of an Additional Auditor,        ISSUER            YES             FOR                  FOR

 Monsieur Philippe Castagnac

PROPOSAL #o.17: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

allow the Company to operate using its equity

PROPOSAL #e.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce capital stock by canceling shares

PROPOSAL #e.19: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

go ahead, in favor of salaried employees, and social

agents of the Company or Companies within its group,

or certain categories of them, with free allocations

of existing shares or ones to be issued

PROPOSAL #e.20: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue share subscription vouchers during a public

offer concerning Company securities

PROPOSAL #e.21: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

increase capital stock during a public offer

PROPOSAL #e.22: Amend the Articles of Association               ISSUER            YES             FOR                  FOR

PROPOSAL #e.23: Powers for formalities                                  ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BP P.L.C.

  TICKER:                  BP                   CUSIP:   055622104

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO RECEIVE THE DIRECTORS' ANNUAL REPORT        ISSUER            YES             FOR                  FOR

 AND ACCOUNTS

PROPOSAL #02: TO APPROVE THE DIRECTORS' REMUNERATION         ISSUER            YES             FOR                  FOR

REPORT

PROPOSAL #03: TO ELECT MR P ANDERSON AS A DIRECTOR             ISSUER            YES             FOR                  FOR

PROPOSAL #04: TO RE-ELECT MR A BURGMANS AS A DIRECTOR        ISSUER            YES             FOR                  FOR

PROPOSAL #05: TO RE-ELECT MRS C B CARROLL AS A                   ISSUER            YES             FOR                  FOR

DIRECTOR

PROPOSAL #06: TO RE-ELECT SIR WILLIAM CASTELL AS A            ISSUER            YES             FOR                  FOR

DIRECTOR

PROPOSAL #07: TO RE-ELECT MR I C CONN AS A DIRECTOR           ISSUER            YES             FOR                  FOR

PROPOSAL #08: TO RE-ELECT MR G DAVID AS A DIRECTOR             ISSUER            YES             FOR                  FOR

PROPOSAL #09: TO ELECT MR I E L DAVIS AS A DIRECTOR           ISSUER            YES             FOR                  FOR

PROPOSAL #10: TO RE-ELECT MR R DUDLEY AS A DIRECTOR           ISSUER            YES             FOR                  FOR

PROPOSAL #11: TO RE-ELECT MR D J FLINT AS A DIRECTOR         ISSUER            YES             FOR                  FOR

PROPOSAL #12: TO RE-ELECT DR B E GROTE AS A DIRECTOR         ISSUER            YES             FOR                  FOR

PROPOSAL #13: TO RE-ELECT DR A B HAYWARD AS A DIRECTOR      ISSUER            YES             FOR                  FOR

PROPOSAL #14: TO RE-ELECT MR A G INGLIS AS A DIRECTOR        ISSUER            YES             FOR                  FOR

PROPOSAL #15: TO RE-ELECT DR D'S JULIUS AS A DIRECTOR        ISSUER            YES             FOR                  FOR

PROPOSAL #16: TO ELECT MR C-H SVANBERG AS A DIRECTOR         ISSUER            YES             FOR                  FOR

PROPOSAL #17: TO REAPPOINT ERNST & YOUNG LLP AS                 ISSUER            YES             FOR                  FOR

AUDITORS AND AUTHORIZE THE BOARD TO FIX THEIR

REMUNERATION

PROPOSAL #S18: SPECIAL RESOLUTION: TO ADOPT NEW                 ISSUER            YES             FOR                  FOR

ARTICLES OF ASSOCIATION

PROPOSAL #S19: SPECIAL RESOLUTION: TO GIVE LIMITED            ISSUER            YES             FOR                  FOR

AUTHORITY FOR THE PURCHASE OF ITS OWN SHARES BY THE

COMPANY

PROPOSAL #20: TO GIVE LIMITED AUTHORITY TO ALLOT                ISSUER            YES             FOR                  FOR

SHARES UP TO A SPECIFIED AMOUNT

PROPOSAL #S21: SPECIAL RESOLUTION: TO GIVE AUTHORITY         ISSUER            YES             FOR                  FOR

TO ALLOT A LIMITED NUMBER OF SHARES FOR CASH FREE OF

PRE-EMPTION RIGHTS

PROPOSAL #S22: SPECIAL RESOLUTION: TO AUTHORIZE THE          ISSUER            YES             FOR                  FOR

CALLING OF GENERAL MEETINGS (EXCLUDING ANNUAL GENERAL

 MEETINGS) BY NOTICE OF AT LEAST 14 CLEAR DAYS

PROPOSAL #23: TO APPROVE THE RENEWAL OF THE EXECUTIVE        ISSUER            YES             FOR                  FOR

 DIRECTORS INCENTIVE PLAN

PROPOSAL #24: TO APPROVE THE SCRIP DIVIDEND PROGRAMME        ISSUER            YES             FOR                  FOR

PROPOSAL #S25: SPECIAL RESOLUTION: TO INSTRUCT A           SHAREHOLDER        YES         ABSTAIN           AGAINST

COMMITTEE OF THE BOARD TO REVIEW THE ASSUMPTIONS

BEHIND THE SUNRISE SAGD PROJECT

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BP PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G12793108

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive the report of the Directors         ISSUER            YES             FOR                  FOR

and the accounts for the year ended 31 December 2009

PROPOSAL #2.: To approve the Directors remuneration          ISSUER            YES             FOR                  FOR

report for the year ended 31 December 2009

PROPOSAL #3.: To elect Mr. P Anderson as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: To elect Mr. A Burgmans as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: To re-elect Mrs C B Carroll as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: To re-elect Sir William Castell as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7.: To re-elect Mr I C Conn as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #8.: To re-elect Mr G David as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #9.: To re-elect Mr I E L Davis as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #10.: To re-elect Mr R Dudely as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #11.: To re-elect Mr D J Flint as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #12.: To re-elect Dr B E Grote as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #13.: To re-elect Dr A B Hayward as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #14.: To re-elect Mr A G Inglis as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #15.: To re-elect Dr D'S Julius as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #16.: To re-elect C-H Svanberg as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #17.: To reappoint Ernst & young LLP as                ISSUER            YES             FOR                  FOR

Auditors from the conclusion of this meeting until

the conclusion of the next general meeting before

which accounts are laid and to authorize the

Directors to fix the Auditors remuneration

PROPOSAL #s.18: To adopt as the new Articles of                 ISSUER            YES             FOR                  FOR

Association of the Company the draft Articles of

Association set out in the document produced to the

Meeting and, for the purposes of identification,

signed by the chairman, so the new Articles of

Association apply in substitution for and to the

exclusion of the Company's existing Articles of

Association

PROPOSAL #s.19: To authorize the Company generally            ISSUER            YES             FOR                  FOR

and unconditionally to make market purchases (as

defined in Section 693(4) of the Companies Act 2006)

of ordinary shares with nominal value of GBP 0.25

each in the Company, provided that: a) the Company

does not purchase under this authority more than 1.9

billion ordinary shares; b) the Company does not pay

less than GBP 0.25 for each share; and c) the Company

 does not pay more for each share than 5% over the

average of the middle market price of the ordinary

shares for the five business days immediately

preceding the date on which the Company agrees to buy

 the shares concerned , based on share prices and

currency exchange rates published in the daily

Official List of the London Stock Exchange; this

authority shall continue for the period ending on the

 date of the Annual General Meeting in 2011 or 15

July 2011, whichever is the earlier, provided that,

if the Company has agreed before this date to

purchase ordinary shares where these purchases will

or may be executed after the authority terminates

(either wholly or in part), the Company may complete

PROPOSAL #20: To renew, for the period ending on the         ISSUER            YES             FOR                  FOR

date on the Annual General Meeting in 2011 or 15

July, whichever is the earlier, the authority and

power conferred on the Directors by the Company's

Articles of Association to allow relevant securities

up to an aggregate nominal amount equal to the

Section 551 amount (or, is resolution 18 is not

passed, equal to the Section 80 amount) of GBP 3,143

PROPOSAL #s.21: To renew, for the period ending on            ISSUER            YES             FOR                  FOR

the date on the Annual General Meeting in 2011 or 15

July, whichever is the earlier, the authority and

power conferred on the Directors by the company's

Articles of Association to allow equity securities

wholly for cash: a) in connection with a right issue;

 b) otherwise than in connection with rights issue up

 to an aggregate nominal amount equal to the Section

561 amount (or, is resolution 18 is not passed, equal

 to the Section 80 amount) of USD 236 million

PROPOSAL #s.22: To authorize the calling of General          ISSUER            YES             FOR                  FOR

Meetings of the Company (not being an Annual General

Meeting) by notice of at least 14 clear days

PROPOSAL #23.: To approve the renewal of the BP                 ISSUER            YES             FOR                  FOR

Executive Directors Incentive Plan (the plan), a copy

 of which is produced to the Meeting initiated by the

 chairman for the purpose of identification, for a

further five years, and to authorize the Directors to

 do all acts and things that they may consider

necessary or expedient to carry the Plan into effect

PROPOSAL #24.: Subject to the passing of Resolution          ISSUER            YES             FOR                  FOR

18, to authorize the Directors in accordance with

Article 142 of the new Articles of Association to

offer the holders of ordinary shares of the Company,

to the extent and in the manner determined by the

Directors, the right to elect(in whole part), to

receive new ordinary shares (credited as fully paid)

instead of cash, in respect of any dividend as may be

 declared by the Directors from time to time provided

 that the authority conferred by this Resolution

shall expire prior to the conclusion of the Annual

General Meeting to be held in 2015

PROPOSAL #s.25: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: Group members requisitioned the

 circulation of the specified special resolution

under the provision of Section 338 of the Companies

Act 2006. the supporting statement, supplied by the

requisitions together with the board response, is set

 out in Appendix 4 ;that in order to address our

concerns for the long term success of the Company

arising from the risks associated with the Sunrise

SAGD Project, we as Shareholders of the Company

direct that the Audit Committee or a risk Committee

of the Board commissions and reviews a report setting

 out the assumptions made by the Company in deciding

to proceed with the Sunrise Project regarding future

carbon prices, oil price volatility, demand for oil,

anticipated regulation of greenhouse gas emissions

and legal and reputational risks arising from local

environmental damage and impairment of traditional

livelihoods. The findings of the report and review

should be reported to investors in the Business

Review section of the Company'S Annual Report

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRISA AUTO ESTRADAS DE PORTUGAL SA, SAO DOMINGOS D

  TICKER:                  N/A                 CUSIP:   X07448107

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To ratify the co-option of a Member of         ISSUER             NO              N/A                  N/A

the Board of Directors occurred on 24 FEB 2010.

PROPOSAL #2.: To deliberate on the Management Report         ISSUER             NO              N/A                  N/A

and Accounts relating to 2009.

PROPOSAL #3.: To deliberate on the Consolidated                 ISSUER             NO              N/A                  N/A

Management Report and Consolidated Accounts relating

to 2009.

PROPOSAL #4.: To deliberate on the proposal for the          ISSUER             NO              N/A                  N/A

appropriation of net profit relating to 2009 and

appropriation of retained earnings.

PROPOSAL #5.: To appraise, in general terms, the                ISSUER             NO              N/A                  N/A

Company's management and control during 2009.

PROPOSAL #6.: To deliberate on the purchase and sale         ISSUER             NO              N/A                  N/A

of treasury stock.

PROPOSAL #7.: To appraise the statement of the                   ISSUER             NO              N/A                  N/A

Remuneration Committee on the remuneration policy of

the management and audit bodies.

PROPOSAL #8.: To appraise the statement of the Board         ISSUER             NO              N/A                  N/A

of Directors on the criteria and main parameters

guiding the performance appraisal of the managing

staff.

PROPOSAL #9.: To appraise the reorganization of the          ISSUER             NO              N/A                  N/A

corporate structure and deliberate on amendment of

Article 1 and no1 of Article 3 of the Articles of

Association.

PROPOSAL #10.: To deliberate on the Sustainability            ISSUER             NO              N/A                  N/A

Report relating to 2009.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRITISH AIRWAYS PLC, HARMONDSWORTH

  TICKER:                  N/A                 CUSIP:   G14980109

  MEETING DATE:      7/14/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the accounts for the         ISSUER            YES             FOR                  FOR

YE 31 MAR 2009, together with the reports of the

Directors

PROPOSAL #2.: Approve the Remuneration Report                     ISSUER            YES             FOR                  FOR

contained within the Report and Accounts for the YE

31 MAR 2009

PROPOSAL #3.: Re-elect Martin Broughton as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires in accordance with the

Article 94 of the Company's Articles of Association

PROPOSAL #4.: Re-elect Keith Williams, as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires in accordance with the

Article 94 of the Company's Articles of Association

PROPOSAL #5.: Re-appoint Ernst & Young LLP as Auditor        ISSUER            YES             FOR                  FOR

 of the Company to hold office from the conclusion of

 the meeting to the conclusion of the next meeting at

 which accounts are laid before the Company

PROPOSAL #6.: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the Auditor's remuneration

PROPOSAL #7.: Authorize the Directors, pursuant to            ISSUER            YES             FOR                  FOR

and in accordance with Section 80 of the Companies

Act 1985 to allot relevant securities [as specified

in Section 80[2] of the Companies Act 1985]: [i] up

to a nominal amount of GBP 95million; [ii] comprising

 equity securities [as specified in the Companies Act

 1985] up to a further nominal amount of GBP 95

million in connection with an offer by way of a

rights issue; [Authority expires at the end of the

next AGM of the Company or on 14 OCT 2010 whichever

is earlier]; that the Company may make offers and

enter into agreements during the relevant period

which would, or might, require relevant securities to

 allotted after the authority ends

PROPOSAL #8.: Approve to increase the authorized                ISSUER            YES             FOR                  FOR

share capital of the Company from GBP 378 million to

GBP 490 million by the creation of an additional 448

million ordinary shares of 25 pence each

PROPOSAL #S.9: Authorize the Directors, subject to            ISSUER            YES             FOR                  FOR

the passing of Resolution 7 above to allot equity

securities [as specified in Section 94[2] of the

Companies Act 1985] wholly for cash: [i] pursuant to

the authority given by paragraph [i] of Resolution 7

above or where the allotment constitutes an allotment

 of equity securities by virtue of section 94[3A] of

the Companies Act 1985 in each case: [i] in

connection with a pre-emptive offer; and [ii]

otherwise than in connection with a pre-emptive

offer, up to an aggregate nominal amount of GBP 14

million; and [ii] pursuant to the authority given by

paragraph [ii] of Resolution 7 above in connection

with a rights issue, as if Section 89 [1] of the

Companies Act 1985 did not apply to any such

allotment; [Authority expires the end of the next AGM

 of the Company or on 14 OCT 2010 whichever is

earlier]; and the Directors may allot equity

securities after the expiry of this authority in

pursuance of such an offer or agreement made prior to

PROPOSAL #S.10: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of section 166 of the Companies Act 1985 to

make market purchases [within the meaning of Section

163[3] of the Companies Act 1985] of its ordinary

shares upon and subject to the following conditions:

[a] the maximum number of ordinary shares which are

authorized to be purchased shall be such number as

represents 10% of the aggregate nominal amount of the

 Company issued ordinary share capital as at the date

 of the passing of this resolution; [b] the maximum

price, exclusive of any expenses, which may be paid

for any ordinary share shall be the higher of [1] an

amount equal to 105% of the average of the middle

market quotations for the Company's ordinary shares

as derived from the London Stock Exchange Daily

Official List for the 5 business days immediately

preceding the date on which such shares are

contracted to be purchased; and [2] the higher of the

 price of the last independent trade and the highest

current independent bid on the London Stock Exchange

Daily Official List at the time that the purchase is

carried out; [c] the minimum price, exclusive of any

expenses, which may be paid for any ordinary share

shall not be less than the nominal value of such

ordinary share at the time of the purchase; and

[Authority expires at the end of the next AGM of the

Company or 14 OCT 2010, whichever is earlier]; the

Company, before the expiry, may make a contract to

purchase ordinary shares which will or may be

PROPOSAL #S.11: Approve a general meeting other than         ISSUER            YES             FOR                  FOR

an AGM may be called on not less than 14 clear days'

notice

PROPOSAL #S.12: Approve that with effect 00:01am on          ISSUER            YES             FOR                  FOR

01 OCT 2009: [i] amend the Articles of Association by

 deleting all the provisions of the Company's

Memorandum of Association which, by virtue of Section

 28 Companies Act 2006, are to be treated as

provisions of the Company's Articles of Association;

and [ii] the Articles of Association produced to the

meeting and initialed by the Chairman of the meeting

for the purposes of identification, be adopted as the

 Articles of Association of the Company in

substitution for, and to the exclusion of the

existing Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRITISH AIRWAYS PLC, HARMONDSWORTH

  TICKER:                  N/A                 CUSIP:   G14980109

  MEETING DATE:      8/6/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors, subject to and        ISSUER            YES             FOR                  FOR

 conditional upon Resolution 2 being passed and in

addition to, and not in substitution for any existing

 authority and pursuant to Section 80 of the

Companies Act 1985 [the ''Act''], to exercise all

power of the Company to allot relevant securities [as

 defined in Section 80(2) of the Act] up to an

aggregate nominal amount of GBP 63,710,685;

[Authority expires the earlier of the conclusion of

the AGM of the Company or 15 months]; and the

Directors may allot relevant securities after the

expiry of this authority in pursuance of such an

offer or agreement made prior to such expiry

PROPOSAL #S.2: Authorize the Directors, subject to            ISSUER            YES             FOR                  FOR

and conditional upon Resolution 1 being passed and in

 addition to, and not in substitution for any

existing authority and pursuant to Section 95 of the

Act, to allot equity securities [with the meaning of

Section 94 of the Act] for cash pursuant to the

authority conferred by Resolution 1, as if sub-

Section (1) of Section 89 of the Act did not apply to

 any such allotment; [Authority expires the earlier

of the conclusion of the AGM of the Company or 15

months]; and the Directors may allot equity

securities after the expiry of this authority in

pursuance of such an offer or agreement made prior to

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRITISH AMERN TOB PLC

  TICKER:                  N/A                 CUSIP:   G1510J102

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of        ISSUER            YES             FOR                  FOR

 the Directors and Auditors for the YE 31 DEC 2009

PROPOSAL #2.: Approve the remuneration report of the         ISSUER            YES             FOR                  FOR

Directors for the YE 31 DEC 2009

PROPOSAL #3.: Declare a final dividend of 71.6p per          ISSUER            YES             FOR                  FOR

ordinary share in respect of the YE 31 DEC 2009,

payable on 06 MAY 2010 to shareholders on the

register at the close of business on 12 MAR 2010

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Company's Auditors

PROPOSAL #5.: Authorize the Directors to agree on the        ISSUER            YES             FOR                  FOR

 Auditors' remuneration

PROPOSAL #6.a: Re-appoint Dr. Ana Maria Llopis as a          ISSUER            YES             FOR                  FOR

Director who retires by rotation

PROPOSAL #6.b: Re-appoint Christine Morin-Postel as a        ISSUER            YES             FOR                  FOR

 Director who retires by rotation

PROPOSAL #6.c: Re-appoint Anthony Ruys as a Director         ISSUER            YES             FOR                  FOR

who retires by rotation

PROPOSAL #7.: Re-appoint Richard Burrows as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Authorize the Directors, in accordance         ISSUER            YES             FOR                  FOR

with Section 551 of the Companies Act 2006, to allot

shares in the Company and to grant rights to

subscribe for, or to convert any security into,

shares in the Company (Rights): (a) up to an

aggregate nominal amount of GBP 166,391,574; and (b)

up to a further aggregate nominal amount of GBP

166,391,574 provided that: (i) they are equity

securities (within the meaning of Section 560(1) of

the Companies Act 2006); and (ii) they are offered by

 way of a rights issue to holders (shareholders) of

ordinary shares of 25p each in the capital of the

Company (ordinary shares) on the register of members

at such record dates as the Directors may determine

where the equity securities respectively attributable

 to the interests of the shareholders CONTD

PROPOSAL #S.9: Authorize the Directors, pursuant to          ISSUER            YES             FOR                  FOR

Sections 570 and 573 of the Companies Act 2006, to

allot equity securities (within the meaning of

Section 560 of that Act) for cash either pursuant to

the authority conferred by Resolution 8 above or by

way of a sale of treasury shares as if Section 561(1)

 of that Act did not apply to any such allotment,

provided that this power shall be limited to: (a) the

 allotment of equity securities in connection with an

 offer of securities (but in the case of the

authority granted under paragraph (b) of Resolution 8

 by way of rights issue only) in favor of the holders

 (shareholders) of ordinary shares of 25p each in the

 capital of the Company (ordinary shares) on the

register of members at such record dates as the

Directors may determine where the equity securities

respectively attributable to the interests CONTD

PROPOSAL #S.10: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006, to

 make market purchases (within the meaning of Section

 693 (4) of that Act ) of ordinary shares of 25p each

 in the capital of the Company (ordinary shares)

provided that: (a) the maximum number of ordinary

shares that may be purchased is 199.6 million

representing approximately 10% of the issued ordinary

 share capital of the Company as at 19 March 2010;

(b) the minimum price that may be paid for an

ordinary share is 25p; (c) the maximum price that may

 be paid for an ordinary share is an amount equal to

105% of the average of the middle-market prices shown

 in the quotation for an ordinary share as derived

from the London Stock Exchange Daily Official List

for the five business days immediately preceding the

day on which the ordinary CONTD

PROPOSAL #S.11: Approve that a general meeting, other        ISSUER            YES             FOR                  FOR

 than an AGM, may be called on not less than 14 clear

 days' notice

PROPOSAL #S.12: Adopt, with effect from the end of            ISSUER            YES             FOR                  FOR

the meeting, pursuant to Resolution 13 being passed,

the form of the Articles of Association produced to

the meeting (the New Articles) as the Articles of

Association of the Company in substitution for, and

to the exclusion of, the existing Articles of

Association of the Company; and, if Resolution 13 has

 not been passed, adopt the New Articles as the

Articles of Association of the Company in

substitution for, and to the exclusion of, the

existing Articles of Association of the Company save

that Article 113 of the existing Articles of

Association shall be retained as Article 113 in the

PROPOSAL #S.13: Approve, that with effect from the            ISSUER            YES             FOR                  FOR

end of the meeting: if Resolution 12 has been passed,

 the new Articles of Association of the Company,

adopted with effect from the end of the meeting,

shall include the changes to Article 113 as set out

in the New Articles; and, if Resolution 12 has not

been passed, amend the existing Articles of

Association of the Company by substituting Article

113 as set out in the New Articles for, and to the

exclusion of, Article 113 of the existing Articles of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRITISH LAND CO PLC R.E.I.T., LONDON

  TICKER:                  N/A                 CUSIP:   G15540118

  MEETING DATE:      7/10/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and        ISSUER            YES         AGAINST           AGAINST

 the audited accounts for the YE 31 MAR 2009

PROPOSAL #2.: Re-elect Mr. Chris Gibson Smith as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.: Re-elect Mr. Chris Grigg as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mr. Andrew Jones as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Mr. Tim Roberts as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. John Gildersleeve as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7.: Re-elect Mr. Aubrey Adams as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8.: Re-elect Mr. Robert Swannell as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #9.: Re-elect Lord Tumbull as a Director               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #10.: Re-appoint Deloitte LLP as the Auditors      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #11.: Authorize the Directors to fix the              ISSUER            YES         AGAINST           AGAINST

remuneration of the Auditors

PROPOSAL #12.: Approve the remuneration report and            ISSUER            YES             FOR                  FOR

accounts 2009 and the policy as specified

PROPOSAL #13.: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

unissued share capital or convertible securities of

the Company, granted by shareholders at a general

meeting on 03 MAR 2009, pursuant to Section 80 of the

 companies Act 1985 [the 1985 Act] and to grant the

Directors authority as specified to allot new shares

in respect of fully pre-emptive rights issues up to a

 further third of the issued ordinary share capital

of the Company until the Company's next AGM

PROPOSAL #S.14: Approve the pre-emption rights held          ISSUER            YES             FOR                  FOR

by existing shareholders which attach to future

issues of equity securities of the company for cash

by virtue of Section 89 of the companies Act 1985

PROPOSAL #S.15: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own shares pursuant to the Articles of Association

of the Company and in accordance with Section 166 of

the companies Act 1985

PROPOSAL #S.16: Approve the calling of general                   ISSUER            YES             FOR                  FOR

meetings [not being an AGM] by notice of at least 14

clear days

PROPOSAL #17.: Authorize the Company to make certain         ISSUER            YES             FOR                  FOR

limited donations to political parties, independent

candidates and political organizations of not more

than GBP 20,000 in total

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRITISH LAND CO PLC R.E.I.T., LONDON

  TICKER:                  N/A                 CUSIP:   G15540118

  MEETING DATE:      7/10/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the authorized                ISSUER            YES             FOR                  FOR

share capital from GBP 221,750,000 to GBP 360,000,000

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRITISH LAND CO PLC R.E.I.T., LONDON

  TICKER:                  N/A                 CUSIP:   G15540118

  MEETING DATE:      10/8/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the proposed transaction on the        ISSUER            YES             FOR                  FOR

 terms and conditions of the principal transaction

documents as specified and authorize the Directors of

 the Company to do all such acts and things on behalf

 of the Company and/or the Group as they may in their

 absolute discretion consider necessary or desirable

in order to implement and complete the proposed

transaction in accordance with the terms and

conditions of the principal transaction documents and

 carry but the transactions contemplated thereunder

[including the implementation and completion of any

transactions to be effected upon the termination of

the Joint Venture for any reason or on an earlier

default under the terms and conditions of the

principal transaction documents or on an exit prior

to such termination], subject to such immaterial

modification, variation, revision, waiver or

amendment thereto may in their absolute discretion

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRITISH SKY BROADCASTING GROUP PLC

  TICKER:                  N/A                 CUSIP:   G15632105

  MEETING DATE:      10/23/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for            ISSUER            YES             FOR                  FOR

the YE 30 JUN 2009, together with the report of the

Directors and Auditors thereon

PROPOSAL #2.: Declare a final dividend for the YE 30         ISSUER            YES             FOR                  FOR

JUN 2009

PROPOSAL #3.: Re-appoint Tom Mockridge as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-appoint Nicholas Ferguson as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.: Re-appoint Andrew Higginson as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: Re-appoint Jacques nasser as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-appoint Dame Gail Rebuck as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8.: Re-appoint David F. DeVoe as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-appoint Allan Leighton as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Re-appoint Arthur Siskind as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #11.: Re-appoint Deloitte LLP as the                     ISSUER            YES             FOR                  FOR

Auditors of the Company and authorize the Directors

to fix their remuneration

PROPOSAL #12.: Approve the report on the Directors            ISSUER            YES             FOR                  FOR

remuneration for the YE 30 JUN 2009

PROPOSAL #13.: Authorize the Company and its                       ISSUER            YES             FOR                  FOR

subsidiaries to make political donations and incur

political expenditure

PROPOSAL #14.: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

shares under Section 551 of the Companies Act 2006

PROPOSAL #S.15: Approve to disapply statutory pre-             ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #S.16: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #S.17: Approve to allow the Company to hold         ISSUER            YES             FOR                  FOR

general meetings [other than AGMs] on 14 day's notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BT GROUP PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G16612106

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Declare the final dividend                              ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mr. Clayton Brendish                         ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Mr. Phil Hodkinson                             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6.: Elect Mr.Tony Chanmugam                                    ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-appoint the Auditors                                    ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Approve the remuneration of the Auditors      ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Grant authority to allot shares                      ISSUER            YES             FOR                  FOR

PROPOSAL #S.10: Grant authority to allot shares for          ISSUER            YES             FOR                  FOR

cash

PROPOSAL #S.11: Grant authority to purchase own shares      ISSUER            YES             FOR                  FOR

PROPOSAL #S.12: Amend and adopt new Articles                       ISSUER            YES             FOR                  FOR

PROPOSAL #S.13: Approve the 14 days notice of meetings      ISSUER            YES             FOR                  FOR

PROPOSAL #14.: Grant authority for the political                ISSUER            YES         AGAINST           AGAINST

donations

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BUNZL PLC

  TICKER:                  N/A                 CUSIP:   G16968110

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the accounts                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-appointment of Mr. M.J. Roney as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Re-appointment of Dr. U. Wolters as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5: Re-appointment of Mr. P.G. Rogerson as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #6: Re-appointment of the Auditors and                 ISSUER            YES             FOR                  FOR

approve the remuneration of the Auditors

PROPOSAL #7: Approve the remuneration report                       ISSUER            YES             FOR                  FOR

PROPOSAL #8: Grant authority to allot shares                       ISSUER            YES             FOR                  FOR

PROPOSAL #S.9: Grant authority to allot shares for            ISSUER            YES             FOR                  FOR

cash

PROPOSAL #S.10: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own shares

PROPOSAL #S.11: Approve the notice of general meetings      ISSUER            YES             FOR                  FOR

PROPOSAL #S.12: Amend the Articles of Association               ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BURBERRY GROUP PLC

  TICKER:                  N/A                 CUSIP:   G1699R107

  MEETING DATE:      7/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Companys accounts for the          ISSUER            YES             FOR                  FOR

YE 31 MAR 2009 and the reports of the Directors and

Auditors thereon

PROPOSAL #2.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 MAR 2009

PROPOSAL #3.: Declare a final dividend of 8.65p per          ISSUER            YES             FOR                  FOR

ordinary share

PROPOSAL #4.: Re-elect Mr. Angela Ahrendts as a                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5.: Re-elect Mr. Stephanie George as a                ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #6.: Re-elect Mr. David Tyler as a Director         ISSUER            YES         AGAINST           AGAINST

of the Company

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as Auditors of the Company

PROPOSAL #8.: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the Auditors remuneration

PROPOSAL #9.: Authorize the political donations and          ISSUER            YES             FOR                  FOR

expenditure by the Company and all Companies that are

 its subsidiaries

PROPOSAL #S.10: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own ordinary shares

PROPOSAL #11.: Authorize the Directors to allot shares      ISSUER            YES             FOR                  FOR

PROPOSAL #S.12: Approve to renew the Directors                   ISSUER            YES             FOR                  FOR

authority to disapply pre emption rights

PROPOSAL #S.13: Authorize the Directors to call                 ISSUER            YES             FOR                  FOR

general meetings other than an AGM on not less than

14 clear days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BUREAU VERITAS REGISTRE INTERNATIONAL DE CLASSIFIC

  TICKER:                  N/A                 CUSIP:   F96888114

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009

PROPOSAL #O.2: Approve the expenditures and expenses         ISSUER            YES             FOR                  FOR

involved according to Article 39-4 of the general tax

 code

PROPOSAL #O.3: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.4: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FY and determination of the dividend

PROPOSAL #O.5: Approve the agreements pursuant to              ISSUER            YES             FOR                  FOR

Article L.225-38 of the commercial code and the

special report of the statutory Auditors

PROPOSAL #O.6: Approve the renewal of term of Cabinet        ISSUER            YES             FOR                  FOR

 PricewaterhouseCoopers Audit as Principal Statutory

Auditor

PROPOSAL #O.7: Approve the renewal of term of Cabinet        ISSUER            YES             FOR                  FOR

 Bellot Mullenbach & Associes as Principal Statutory

Auditor

PROPOSAL #O.8: Approve the appointment of Mr. Yves            ISSUER            YES             FOR                  FOR

Nicolas as Deputy Statutory Auditor

PROPOSAL #O.9: Approve the renewal of Mr. Jean-Louis         ISSUER            YES             FOR                  FOR

Brun d'Arre's term as Deputy Statutory Auditor

PROPOSAL #O.10: Authorize the Company to proceed with        ISSUER            YES             FOR                  FOR

 transactions on its own shares

PROPOSAL #O.11: Powers for the formalities                           ISSUER            YES             FOR                  FOR

PROPOSAL #E.12: Authorize to reduce the share capital        ISSUER            YES             FOR                  FOR

 by cancellation of all or part of the shares of the

Company acquired as part of the share repurchase

program

PROPOSAL #E.13: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CABLE & WIRELESS PLC

  TICKER:                  N/A                 CUSIP:   G17416127

  MEETING DATE:      2/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Scheme of Arrangement as              ISSUER            YES             FOR                  FOR

specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CABLE & WIRELESS PLC

  TICKER:                  N/A                 CUSIP:   G17416127

  MEETING DATE:      2/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the separation of Cable and            ISSUER            YES             FOR                  FOR

Wireless Plc into two listed Companies: Cable &

Wireless Communications Plc and Cable & Wireless

Worldwide Plc, through the execution of four enabling

 steps:- approve the Scheme of Arrangement; the

reduction and subsequent increase of the issued share

 capital of the Company; authorize the Directors to

pay up the new ordinary shares and the allotment and

issue of them to Cable & Wireless Communications Plc;

 amend the Articles of Association of the Company and

 the allotment and issue of one Deferred share;

approve the reduction of capital of Cable & Wireless

Communications Plc; the demerger; and the reduction

of capital of Cable & Wireless worldwide Plc; the

delisting of the Cable & Wireless Plc ordinary shares

 from the official list and approve the arrangements

for the continuation of Share Plans and other

Incentive Plans

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CABLE & WIRELESS PLC, BRACKNELL BERKSHIRE

  TICKER:                  N/A                 CUSIP:   G17416127

  MEETING DATE:      7/17/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the group accounts for the FYE         ISSUER            YES         AGAINST           AGAINST

31 MAR 2009 and the reports of the Directors and the

Auditor thereon

PROPOSAL #2.: Approve the Director's remuneration              ISSUER            YES             FOR                  FOR

report for the YE 31 MAR 2009 as contained within the

 annual report and accounts

PROPOSAL #3.: Declare a final dividend for the YE 31         ISSUER            YES             FOR                  FOR

MAR 2009

PROPOSAL #4.: Re-elect Richard Lapthorne as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.: Elect John Barton as a Director                      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6.: Elect Mary Francis as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Elect Penny Hughes as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Elect Tim Pennington as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-elect Simon Ball as a Director                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #10.: Re-elect John Pluthero as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #11.: Re-elect Kasper Rorsted as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #12.: Re-appoint KPMG Audit Plc as the                 ISSUER            YES         AGAINST           AGAINST

Auditor of the Company

PROPOSAL #13.: Authorize the Directors to set the              ISSUER            YES         AGAINST           AGAINST

Auditor's remuneration

PROPOSAL #14.: Authorize the Directors, to allot                ISSUER            YES             FOR                  FOR

relevant securities in accordance with the Article 10

 of the Company's Articles of Association and for

that period the Section 80 amount shall be GBP 211

million; all previous authorities under Article 10(B)

 are revoked, subject to the Article 10(D);

[Authority expires the earlier of the conclusion of

the next AGM of the Company in 2010 or 16 OCT 2010]

PROPOSAL #S.15: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

equity securities for cash in accordance with the

Article 10 of the Company's Articles of Association

and for that period the Section 89 amount shall be

GBP 32 million; all previous authorities under the

Article 10(C) are revoked, subject to the Article

10(D); [Authority expires the earlier of the

conclusion of the next AGM of the Company in 2010 or

PROPOSAL #S.16: Amend, the Articles of Association of        ISSUER            YES             FOR                  FOR

 the Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and the Articles of Association produced

 to the meeting as specified be adopted as the

Articles of Association of the Company in

substitution for and to the exclusion of the current

PROPOSAL #S.17: Authorize the Company, to make market        ISSUER            YES             FOR                  FOR

 purchases [Section 163(3) of the Companies Act 1985]

 of ordinary shares with nominal value of 25 pence

each in the Company, provided that: the Company does

not purchase under this authority more than 253

million ordinary shares; the Company does not pay

less than 25 pence for each ordinary share; the

Company does not pay more for each share than the

higher of 5% over the average of the middle market

price of the ordinary shares for the 5 business days

immediately preceding the day on which the Company

agrees to buy the shares concerned, based on share

prices published in the Daily Official List of the

London Stock Exchange; and the price stipulated by

the Article 5(1) of the buy-back and stabilization

regulation [EC No. 2273/2003]; [Authority expires the

 earlier of the conclusion of the AGM of the Company

in 2010 or 16 OCT 2010]; the Company, before the

expiry, may make a contract to purchase ordinary

shares which will or may be executed wholly or partly

PROPOSAL #18.: Amend the Rules of the Cable &                     ISSUER            YES             FOR                  FOR

Wireless Long Term Incentive Plan as specified

PROPOSAL #19.: Amend the award to Richard Lapthorne          ISSUER            YES             FOR                  FOR

as specified

PROPOSAL #S.20: Authorize the Company to call a                 ISSUER            YES             FOR                  FOR

general meeting of the shareholders, other than an

AGM, on not less than 14 clear days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAIRN ENERGY PLC

  TICKER:                  N/A                 CUSIP:   G17528251

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report and accounts for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report contained in the report and accounts

PROPOSAL #3: Re-appointment of Ernst and Young LLP as        ISSUER            YES             FOR                  FOR

 the Auditors and to authorize the Directors to fix

their remuneration

PROPOSAL #4: Re-elect Malcolm Thorns as a Director             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Re-elect Jann Brown as a Director                    ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Re-elect Simon Thomson as a Director               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Authorize the Company to allot relevant         ISSUER            YES             FOR                  FOR

securities pursuant to Section 551 of the Companies

Act 2006

PROPOSAL #S.8: Authorize the Company to allot equity         ISSUER            YES             FOR                  FOR

securities or sell treasury shares pursuant to

Section 570 of the Companies Act 2006

PROPOSAL #S.9: Authorize the Company to make market          ISSUER            YES             FOR                  FOR

purchases of the ordinary share capital of the Company

PROPOSAL #S.10: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #S.11: Authorize the Company to call a                 ISSUER            YES             FOR                  FOR

general meeting other than an AGM on not less than 14

 days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAIRN ENERGY PLC, EDINBURGH

  TICKER:                  N/A                 CUSIP:   G17528236

  MEETING DATE:      12/21/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the sub-division of each                   ISSUER            YES             FOR                  FOR

ordinary share of 6 2/13 pence in the capital of the

Company into 10 ordinary shares of 8/13 pence each

PROPOSAL #2.: Grant authority to make market                       ISSUER            YES             FOR                  FOR

purchases of 209,240,841 new ordinary shares

PROPOSAL #3.: Approve the LTIP Conversion and the              ISSUER            YES         AGAINST           AGAINST

Cairn Energy Plc Replacement Long Term Incentive Plan

PROPOSAL #4.: Approve the Option Conversion and the          ISSUER            YES         AGAINST           AGAINST

Cairn Energy Plc Replacement Share Option Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAP GEMINI SA, PARIS

  TICKER:                  N/A                 CUSIP:   F13587120

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's accounts for FY         ISSUER            YES             FOR                  FOR

2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #O.3: Approve the agreements regulated under        ISSUER            YES             FOR                  FOR

 Article L.225-38 of the Code de Commerce

PROPOSAL #O.4: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

and dividend

PROPOSAL #O.5: Approve the renewal of Mr. Yann                   ISSUER            YES             FOR                  FOR

Delabriere's appointment as a Director

PROPOSAL #O.6: Approve the renewal of Mr. Paul                   ISSUER            YES             FOR                  FOR

Hermelin's appointment as a Director

PROPOSAL #O.7: Approve the renewal of Mr. Michel                ISSUER            YES             FOR                  FOR

Jalabert's appointment as a Director

PROPOSAL #O.8: Approve the renewal of Mr. Serge                 ISSUER            YES             FOR                  FOR

Kampf's appointment as a Director

PROPOSAL #O.9: Approve the renewal of Mr. Phil                   ISSUER            YES             FOR                  FOR

Laskawy's appointment as a Director

PROPOSAL #O.10: Approve the renewal of Mr. Ruud van          ISSUER            YES             FOR                  FOR

Ommeren's appointment as a Director

PROPOSAL #O.11: Approve the renewal of Mr. Terry                ISSUER            YES             FOR                  FOR

Ozan's appointment as a Director

PROPOSAL #O.12: Approve the renewal of Mr. Bruno                ISSUER            YES             FOR                  FOR

Roger's appointment as a Director

PROPOSAL #O.13: Approve the nomination of Mrs.                   ISSUER            YES             FOR                  FOR

Laurence Dors as a Director

PROPOSAL #O.14: Approve the renewal of Mr. Pierre              ISSUER            YES             FOR                  FOR

Hessler's appointment as a non-executive Director

PROPOSAL #O.15: Approve the renewal of Mr. Geoff                ISSUER            YES             FOR                  FOR

Unwin's appointment as a non-executive Director

PROPOSAL #O.16: Grant authority for the share                     ISSUER            YES             FOR                  FOR

redemption program, capped at a number of shares

equal to 10% of the Company's authorized capital

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

cancel shares which the Company has redeemed pursuant

 to a share redemption program

PROPOSAL #E.18: Approve the delegation of powers                ISSUER            YES             FOR                  FOR

granted to the Board of Directors to increase the

authorized capital by incorporation of reserves

PROPOSAL #E.19: Approve the setting of general caps          ISSUER            YES             FOR                  FOR

on delegations of powers under the next seven

PROPOSAL #E.20: Approve the delegation of powers                ISSUER            YES             FOR                  FOR

granted to the Board of Directors to issue ordinary

shares and/or transferable securities giving access

to the Company's authorized capital or to award debt

securities with maintenance of a preferential right

of subscription

PROPOSAL #E.21: Approve the delegation of powers                ISSUER            YES             FOR                  FOR

granted to the Board of Directors to issue, by means

of a public offer, ordinary shares and/or

transferable securities giving access to the

Company's authorized capital or to award debt

securities with a preferential right of subscription

PROPOSAL #E.22: Approve the delegation of powers                ISSUER            YES             FOR                  FOR

granted to the Board of Directors to issue, by means

of a private placement, ordinary shares and/or

transferable securities giving access to the

Company's authorized capital, or to award debt

securities, with a preferential right of subscription

PROPOSAL #E.23: Approve the delegation of powers                ISSUER            YES             FOR                  FOR

granted to the Board of Directors to increase the

value of issues by means of over-allocation options

PROPOSAL #E.24: Authorize the Board of Directors in          ISSUER            YES             FOR                  FOR

the event of an issue of ordinary shares and/or

transferable securities with a preferential right of

subscription cancelled, to set the issue price in

accordance with the rules passed by the General

Meeting and capped at 10% of the Company's authorized

 capital

PROPOSAL #E.25: Approve the delegation of powers                ISSUER            YES             FOR                  FOR

granted to the Board of Directors to issue simple

ordinary shares or combined with transferable

securities giving access to the Company's authorized

capital as payment for contributions in kind to the

Company of equity capital or of transferable

securities giving access to the authorized capital

PROPOSAL #E.26: Approve the delegation of powers                ISSUER            YES             FOR                  FOR

granted to the Board of Directors to issue ordinary

shares and/or transferable securities giving access

to the Company's authorized capital or to award debt

securities as payment for securities contributed to

any public exchange offer initiated by the Company

PROPOSAL #E.27: Approve the delegation of powers                ISSUER            YES             FOR                  FOR

granted to the Board of Directors to make a capital

increase reserved for members of a Cap Gemini Group

Personal Equity Plan

PROPOSAL #E.28: Approve the addition to the Company's        ISSUER            YES             FOR                  FOR

 Articles of Association of a provision allowing the

Board of Directors to nominate a Vice-Chairman

PROPOSAL #E.29: Powers for the legal formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAPITA GROUP

  TICKER:                  N/A                 CUSIP:   G1846J115

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements and the        ISSUER            YES             FOR                  FOR

 reports of the Directors and the Auditors for the YE

 31 DEC 2009

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3: Declare a final dividend of 11.2p per            ISSUER            YES             FOR                  FOR

ordinary share

PROPOSAL #4: Re-elect Paul Pindar as a Director                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Re-elect Simon Pilling as a Director               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Re-elect Bill Grimsey as a Director                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Re-appoint Ernst & Young LLP as the                ISSUER            YES             FOR                  FOR

Auditors of the Company

PROPOSAL #8: Authorize the Directors to fix the                 ISSUER            YES             FOR                  FOR

remuneration of Ernst & Young LLP

PROPOSAL #9: Authorize the Directors, pursuant to              ISSUER            YES             FOR                  FOR

Section 551 of the Companies Act 2006, to allot

relevant securities  Allotment Rights ; up to an

aggregate nominal amount of GBP 4,249,438.17;

Authority expires at earlier the conclusion of the

next AGM of the Company or 10 NOV 2011 ; and the

Directors shall entitled to allot relevant securities

 after the expiry of this authority in pursuance of

such an offer or agreement made prior to such expiry

PROPOSAL #S.10: Authorize the Directors, subject to          ISSUER            YES             FOR                  FOR

the passing of Resolution 9 and pursuant to Section

570 of the 2006 Act, to allot equity securities

Section 560  for cash, pursuant to the authority

conferred by Resolution 9, disapplying the statutory

pre-emption rights  Section 561 , provided that this

power is limited to the allotment of equity

securities: a) in connection with a rights issue,

open offer or other offer of securities in favor of

ordinary shareholders; b) up to an aggregate nominal

amount of GBP 643,854.25; Authority shall expire upon

 the expiry of the general authority conferred by

Resolution 9 ; and the Directors shall be entitled to

 allot equity securities pursuant to any such offer

or agreement as if the power conferred hereby not

PROPOSAL #S.11: Approve the general meeting of the            ISSUER            YES             FOR                  FOR

Company that is not AGM may be called by not less

than 14 clear days' notice

PROPOSAL #S.12: Authorize the Company, pursuant to            ISSUER            YES             FOR                  FOR

Section 701 of the Companies Act 2006, to make market

 purchases  Section 693 of the Act  of up to

62,298,429 ordinary shares, at a minimum price which

is the nominal value of such share; and a maximum

price which may be paid for such a share is the

maximum price permitted under the Financial Services

Authority's Listing rules or in case of a tender

offer, 5% of the average middle market quotations for

 such shares derived from the London Stock Exchange

Daily Official List, over the previous 5 business

days immediately preceding the date on which the

terms of the tender offer are announced;  Authority

expires the earlier of the conclusion of the next AGM

 of the Company or 10 NOV 2011 ; Contd.

PROPOSAL #CONT: Contd. and the Company, before the            ISSUER             NO              N/A                  N/A

expiry, may make a contract to purchase ordinary

shares which will or may be executed wholly or partly

 after such expiry; and all shares purchased pursuant

 to the authority conferred by this resolution 11

shall be cancelled immediately on completion of the

purchase or held in treasury

PROPOSAL #13: Approve and adopt the rules of the                ISSUER            YES             FOR                  FOR

Capita Group Plc SAYE Plan  the SAYE Plan , the

principal terms as specified and authorize the

Directors of the Company to make such amendments to

the SAYE Plan as may be necessary to obtain HMRC, to

the SAYE Plan and to do all things necessary to carry

 the SAYE Plan into effect; and authorize the

Directors of the Company to establish further plans

based on the SAYE Plan but modified to take account

of local tax, exchange control or securities Laws in

any overseas jurisdiction provided that the shares

made available under the SAYE Plan are treated as

counting towards the limits on participation in the

PROPOSAL #14: Approve and adopt the rules of the                ISSUER            YES             FOR                  FOR

Capita Group Plc 2010 Deferred Annual Bonus Plan  the

 DAB Plan , the principal terms as specified and

authorize the Directors of the Company to do or

procure to be done all such acts and things as they,

in their absolute discretion may consider necessary

or desirable to implement the DAB Plan in accordance

with its terms; and authorize the Directors of the

Company to establish further plans based on the DAB

Plan but modified to take account of local tax,

exchange control or securities Laws in any overseas

jurisdiction provided that the shares made available

under such further Plans are treated as counting

towards the limits on participation in the DAB Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CARLSBERG AS

  TICKER:                  N/A                 CUSIP:   K36628137

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report on the activities of         ISSUER             NO              N/A                  N/A

the Company in the past year

PROPOSAL #2: Approve the audited annual report for            ISSUER            YES             FOR                  FOR

approval and grant discharge to the Supervisory Board

 and the Executive Board from their obligations

PROPOSAL #3: Approve the proposal for distribution of        ISSUER            YES             FOR                  FOR

 the profit for the year, including declaration of

dividends; the Supervisory Board proposes a dividend

of DKK 3.50 per share

PROPOSAL #4: Approve the Treasury Shares; the                     ISSUER            YES         AGAINST           AGAINST

Supervisory Board requests the authorization of the

general meeting to acquire treasury shares until 24

MAR 2015 at a nominal value of up to 10% of the

nominal share capital at the price quoted on the

Copenhagen Stock Exchange at the time of the

acquisition with a deviation of up to 10%

PROPOSAL #5.a: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: the

change of Article 2: the present provision regarding

registered office lapses

PROPOSAL #5.b: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: the

new Article 2: Company's corporate language is English

PROPOSAL #5.c: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: the

new Article 14: Electronic Communication  Article 8

has lapsed and Articles 9 to 14 are renumbered to

Articles 8 to 13  as specified

PROPOSAL #5.d: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 15 (1): notice convening general meeting

 as specified

PROPOSAL #5.e: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 17: EGM  as specified

PROPOSAL #5.f: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 18: Adjournment of a commenced general

meeting  as specified

PROPOSAL #5.g: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 19: Adjournment of a commenced general

meeting  as specified

PROPOSAL #5.h: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 20: right to attend the general meeting

as specified

PROPOSAL #5.i: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 21 (1): submission of subjects for the

agenda of the general meeting; time-limits  as

specified

PROPOSAL #5.j: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 22: rules regarding proxy  as specified

PROPOSAL #5.k: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 24 (2. f): agenda item for the AGM  as

specified

PROPOSAL #5.l: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 26 (2): availability of minutes from the

general meeting  as specified

PROPOSAL #5.m: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association:

authorize the Supervisory Board to make the

appropriate changes to the references and terms and

definitions in the Articles of Association as a

result of the entering into force of the new

Companies Act, including changing the Danish word

aktiebog  shareholders' register  to ejerbog

shareholders' register  and aktieselskabsloven

public Companies Act  to selskabsloven  Companies Act

  and to change Vardipapircentralen to VP Securities

A/S and finally to make such alterations and

additions to the resolutions passed and in other

conditions as may be required by the commerce and

Companies agency in order to register the resolutions

 adopted at the general meeting

PROPOSAL #6.a: Re-elect Jess Soderberg as a member to        ISSUER            YES             FOR                  FOR

 the Supervisory Board, who retires by rotation in

accordance with Article 27(3)

PROPOSAL #6.b: Re-elect Flemming Besenbacher as a              ISSUER            YES             FOR                  FOR

member to the Supervisory Board, who retires by

rotation in accordance with Article 27(3)

PROPOSAL #6.c: Re-elect Per Ohrgaard as a member to          ISSUER            YES             FOR                  FOR

the Supervisory Board, who retires by rotation in

accordance with Article 27(3)

PROPOSAL #6.d: Election of Lars Stemmerik as a member        ISSUER            YES             FOR                  FOR

 to the Supervisory Board

PROPOSAL #7: Re-elect KPMG Statsautoriseret                        ISSUER            YES             FOR                  FOR

Revisionspartnerselskab as the state-authorized

Public Accountant to audit the accounts for the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CARREFOUR SA, PARIS

  TICKER:                  N/A                 CUSIP:   F13923119

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.3: Approve pursuant to Article L.225-42-1        ISSUER            YES         AGAINST           AGAINST

 of the Commercial Code

PROPOSAL #O.4: Approve pursuant to Article L.225-42-1        ISSUER            YES             FOR                  FOR

 of the Commercial Code

PROPOSAL #O.5: Approve the allocation of income and          ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #O.6: Approve to renew Mrs. Anne-Claire                ISSUER            YES             FOR                  FOR

Taittinger's term as a Board Member

PROPOSAL #O.7: Approve to renew Mr. Sebastien Bazin's        ISSUER            YES             FOR                  FOR

 term as a Board Member

PROPOSAL #O.8: Approve to renew Mr. Thierry Breton's         ISSUER            YES             FOR                  FOR

term as a Board Member

PROPOSAL #O.9: Approve to renew Mr. Charles                        ISSUER            YES             FOR                  FOR

Edelstenne's term as a Board Member

PROPOSAL #O.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

operate on the Company's shares

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the share capital

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

grant options to purchase shares of the Company in

favor of the Employees or Officers of the Company or

its Subsidiaries

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out free allocations of shares with or without

performance conditions, in favor of the Employees or

Corporate Officers of the Company or its Subsidiaries

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CASINO GUICHARD PERRACHON, SAINT ETIENNE

  TICKER:                  N/A                 CUSIP:   F14133106

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2010

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2010

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FY - setting of the dividend

PROPOSAL #O.4: Approve the Regulated Agreements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.5: Authorize the Company to purchase its         ISSUER            YES             FOR                  FOR

own shares

PROPOSAL #O.6: Ratify the appointment of Mr. Pierre          ISSUER            YES             FOR                  FOR

GIACOMETTI as Censor

PROPOSAL #O.7: Approve the remuneration allocated to         ISSUER            YES             FOR                  FOR

the Censor

PROPOSAL #O.8: Appointment of the firm Ernst & Young         ISSUER            YES             FOR                  FOR

et Autres as Permanent Statutory Auditor

PROPOSAL #O.9: Appointment of the firm Deloitte &              ISSUER            YES             FOR                  FOR

Associes as Permanent Statutory Auditor

PROPOSAL #O.10: Appointment of the firm Auditex as            ISSUER            YES             FOR                  FOR

substitute Statutory Auditor of the firm Ernst &

Young et Autres

PROPOSAL #O.11: Appointment of the firm Beas as                 ISSUER            YES             FOR                  FOR

substitute Statutory Auditor of the firm Deloitte &

Associes

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue shares or securities entitling to the

allocation of new shares or existing shares of the

Company or to debt securities, with cancellation of

preferential subscription rights, by way of an offer

directed to individuals referred to in Article L.

411-2, II of the Monetary and Financial Code

PROPOSAL #E.13: Grant options to purchase shares in          ISSUER            YES             FOR                  FOR

favor of employees or officers of the Company or

Associated Companies

PROPOSAL #E.14: Grant options to subscribe to shares         ISSUER            YES             FOR                  FOR

in favor of employees or officers of the Company or

Associated Companies

PROPOSAL #E.15: Authorize the Board of Management to         ISSUER            YES             FOR                  FOR

increase capital or to give owned shares to employees

PROPOSAL #E.16: Approve the Merger by absorption of          ISSUER            YES             FOR                  FOR

the Company Viver

PROPOSAL #E.17: Acknowledge the capital increase as a        ISSUER            YES             FOR                  FOR

 consequence of the fusion-absorption and amendment

of Article 6 of the Statutes

PROPOSAL #E.18: Approve the Harmonization of the                ISSUER            YES             FOR                  FOR

Statutes in compliance with law, allowing the

participation of the shareholders to the Meetings by

electronic telecommunication means

PROPOSAL #E.19: Grant powers for the formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CELESIO AG, STUTTGART

  TICKER:                  N/A                 CUSIP:   D1497R112

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements, the group annual report, and the reports

 pursuant to Sections 289(4) and 315(4) of the German

 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 85,050,000 as follows:

payment of a dividend of EUR 0.50 per no-par share

ex-dividend and payable date: 07 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: Ernst + Young Gmbh, Stuttgart

PROPOSAL #6.: Authorization to acquire own shares the        ISSUER            YES         AGAINST           AGAINST

 Company shall be authorized to acquire own shares of

 up to 10% of its share capital, at a price not

differing more than 20% from the market price of the

shares, on or before 04 NOV 2011, the board of

Managing Directors shall be authorized to sell the

shares on the stock exchange or to offer them to all

shareholders, to use the shares for acquisition

purposes, to retire the shares, to dispose of the

shares in a manner other than the stock exchange or

an offer to all shareholders if the shares are sold

at a price not materially below their market price,

and to use the shares for satisfying option or

conversion rights

PROPOSAL #7.: Resolution on the revocation of the              ISSUER            YES             FOR                  FOR

authorized capital 2009, the creation of new

authorized capital, and the corresponding amendment

to the Articles of Association the authorized capital

 2009 of up to EUR 65,318,400 shall be revoked, the

Board of Managing Directors shall be authorized, with

 the consent of the Supervisory Board, to increase

the share capital by up to EUR 65,318,400 through the

 issue of new registered no-par shares against

payment in cash and/or kind, on or before 05 MAY 2015

 [authorized capital 2010], shareholders shall be

granted subscription rights for a capital increase

against payment in cash, however, shareholders'

subscription rights may be excluded for residual

amounts, for the granting of such rights to

bondholders, for a capital increase of up to 10% of

the share capital if the shares are issued at a price

 not materially below their market price, and for a

capital increase against payment in kind

PROPOSAL #8.: Resolution on the authorization to                ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds, the creation

of contingent capital, and the corresponding

amendment to the Articles of Association the existing

 authorization given by the share-holders' meeting of

 08 MAY 2009, to issue bonds shall be revoked, the

Board of Managing Directors shall be authorized, with

 the consent of the Supervisory Board, to issue

bearer bonds of up to EUR 500,000,000 conferring

conversion and/or option rights for shares of the

Company, on or before 05 MAY 2015, shareholders shall

 be granted subscription rights except for residual

amounts, for the issue of bonds to holders of option

and/or conversion rights for shares of the Company,

and for the issue of bonds conferring conversion

and/or option rights for shares of the Company of up

to 10% of the share capital at a price not materially

 below their theoretical market value, the Company's

share capital shall be increased accordingly by up to

 EUR 21,772,800 through the issue of up to 17,010,000

 new registered no-par shares, insofar as conversion

and/or option rights are exercised [contingent

PROPOSAL #9.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in accordance with the law on the

implementation of the shareholder rights directive

[ARUG]; Section 6(3), in respect of the convocation

of the shareholders' meeting being published pursuant

 to the statutory regulations; Section 7(2), in

respect of shareholders who wish to participate in

the shareholders' meeting being obliged to register

with the Company at least six days prior to the

meeting; Section 7(3)-deletion; Section 7(4), in

respect of proxy-voting instructions being issued  in

 written form and the Company being authorized to

reject one or more proxies if a shareholder appoints

more than one proxy

PROPOSAL #10.: Amendment to Section 3(6) of the                 ISSUER            YES             FOR                  FOR

Articles of Association in respect of the

shareholders' right to certification of their shares

being excluded

PROPOSAL #11.: Election of Juergen Kluge to the                 ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #12.: Approval of the remuneration system            ISSUER            YES         AGAINST           AGAINST

for the Board of Managing Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CENTRICA PLC, WINDSOR BERKSHIRE

  TICKER:                  N/A                 CUSIP:   G2018Z143

  MEETING DATE:      5/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report and accounts                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the remuneration report                       ISSUER            YES             FOR                  FOR

PROPOSAL #3: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-appoint Roger Carr                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Re-appoint Helen Alexander                                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Re-appoint Phil Bentley                                     ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Re-appoint Nick Luff                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8: Re-appoint Chris Weston                                     ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-appoint PricewaterhouseCoopers LLP as        ISSUER            YES             FOR                  FOR

 the Auditors of the Company, to hold office until

the conclusion of the next general meeting at which

accounts are laid

PROPOSAL #10: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the Auditors remuneration

PROPOSAL #11: Grant authority for political donations        ISSUER            YES             FOR                  FOR

 and political expenditure in the European Union

PROPOSAL #12: Grant authority to allot shares                      ISSUER            YES             FOR                  FOR

PROPOSAL #S.13: Grant authority to disapply pre                 ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #S.14: Grant authority to purchase own shares      ISSUER            YES             FOR                  FOR

PROPOSAL #S.15: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #S.16: Approve the notice of general meetings      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHOCOLADEFABRIKEN LINDT & SPRUENGLI AG, KILCHBERG

  TICKER:                  N/A                 CUSIP:   H49983176

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the                       ISSUER            YES             FOR                  FOR

financial statements of Chocoladefabriken Lindt &

Sprungli AG and the Group consolidated financial

statements for the business year 2009

PROPOSAL #2.: Grant discharge, from liability, to the        ISSUER            YES             FOR                  FOR

 Members of the Board of Directors for their

activities during the business year 2009

PROPOSAL #3.: Approve that the available net earnings        ISSUER            YES             FOR                  FOR

 in the amount of CHF 185,133,470 be distributed in

the specified manner

PROPOSAL #4.1.1: Election of Dr. Kurt Widmer to the          ISSUER            YES         AGAINST           AGAINST

Board of Directors, for a term of 3 years

PROPOSAL #4.1.2: Election of Dr. Rudolf K. Sprungli          ISSUER            YES         AGAINST           AGAINST

to the Board of Directors, for a term of 3 years

PROPOSAL #4.2: Approve the retention of the current          ISSUER            YES             FOR                  FOR

Auditor of Chocoladefabriken Lindt & Sprungli AG,

PricewaterhouseCoopers AG, Zurich, for a further year

PROPOSAL #5.1: Approve, in order to continue the                ISSUER            YES         AGAINST           AGAINST

Employee Stock Option Plan, implemented in 1999, the

increase of the Company's conditional participation

capital of a maximum of 150,000 bearer participation

certificates (Employee Participation Certificates)

with a par value of CHF 10, to a total of Fr.

6,769,270, as well as the amendment of the related

Article 4bis Abs. 1 of the Articles of Association

PROPOSAL #5.2: Amend Article 3 Paragraphs 9 and 10,          ISSUER            YES             FOR                  FOR

Article 4 Paragraph 3 (new Paragraph), Article 12

Paragraphs 3 and 4 as well as Article 16 Paragraph 1

of the Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHOCOLADEFABRIKEN LINDT & SPRUENGLI AG, KILCHBERG

  TICKER:                  N/A                 CUSIP:   H49983184

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the Annual Report, the                ISSUER             NO              N/A                  N/A

Financial Statements of Chocoladefabriken Lindt & Spr

 ngli AG and the Group Consolidated Financial

Statements for the Business Year 2009

PROPOSAL #2.: The Board of Directors proposes                     ISSUER             NO              N/A                  N/A

discharge from liability of the Members of the Board

of Directors for their activities during the business

 year 2009

PROPOSAL #3.: Distribution of Net Earnings; the Board        ISSUER             NO              N/A                  N/A

 of Directors proposes that available net earnings in

 the amount of CHF 185,133,470 be distributed as

specified

PROPOSAL #4.1.1: The re-election of Dr. Kurt Widmer          ISSUER             NO              N/A                  N/A

as a Board of Directors, for terms of three years

PROPOSAL #4.1.2: The re-election of Dr. Rudolf K.              ISSUER             NO              N/A                  N/A

Sprungli as a Board of Directors, for terms of three

years

PROPOSAL #4.2: The Board of Directors proposes the            ISSUER             NO              N/A                  N/A

retention of the current auditor of Chocoladefabriken

 Lindt & Sprungli AG, PricewaterhouseCoopers AG,

Zurich, for a further year

PROPOSAL #5.1: Increase of the conditional                          ISSUER             NO              N/A                  N/A

participation capital to a maximum of 150,000 The

bearer participation certificates to a total of Fr.

6,769,270 and the related amendment of Articles of

Association

PROPOSAL #5.2: The Board of Directors proposes the            ISSUER             NO              N/A                  N/A

amendment of Article 3 Pargraph 9 and Pargraph 10,

Article 4 Pargraph 3 (new Paragraph), Article 12

Pargraph 3 and par 4 as well as Article 16 Pargraph 1

 of the Articles of Association (amendments are

highlighted)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHRISTIAN DIOR SA

  TICKER:                  N/A                 CUSIP:   F26334106

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.3: Approve the regulated Agreements                 ISSUER            YES             FOR                  FOR

pursuant to Article L. 225-38 of the Commercial Code

PROPOSAL #O.4: Approve the recommendations of the              ISSUER            YES             FOR                  FOR

Board of Directors and resolves that the

distributable income for the FY be appropriated as

follows: net income: EUR 342,583,800.31 prior

retained earnings: EUR 51,363,830.42 distributable

income: EUR 393,947,630.73 dividends: EUR

301,666,899.68 the balance to the retained earnings:

EUR 92,280,731.05; the shareholders will receive a

net dividend of EUR 1.66 per share, and will entitle

to the 40% deduction provided by the French General

Tax Code; this dividend will be paid on 25 MAY 2010;

in the event that the Company holds some of its own

shares on such date, the amount of the unpaid

dividend on such shares shall be allocated to the

retained earnings account; as required by law, it is

reminded that, for the last three financial years,

the dividends paid, were as follows: EUR 1.61 for FY

2008 EUR 1.61 for FY 2007 EUR 1.41 for FY 2006

PROPOSAL #O.5: Approve to renew Mr. Renaud Donnedieu         ISSUER            YES             FOR                  FOR

de Vabres' term as a Board Member

PROPOSAL #O.6: Approve to renew Mr. Eric Guerlain's          ISSUER            YES         AGAINST           AGAINST

term as a Board Member

PROPOSAL #O.7: Approve to renew Mr. Christian de                ISSUER            YES         AGAINST           AGAINST

Labriffe's term as a Board Member

PROPOSAL #O.8: Appointment of Mrs. Segolene Gallienne        ISSUER            YES         AGAINST           AGAINST

 as a Board Member

PROPOSAL #O.9: Grant authority to operate on the                ISSUER            YES             FOR                  FOR

Company's shares

PROPOSAL #E.10: Grant authority to reduce the share          ISSUER            YES             FOR                  FOR

capital by cancellation of treasury shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIMPOR - CIMENTOS DE PORTUGAL S.G.P.S.SA, LISBOA

  TICKER:                  N/A                 CUSIP:   X13765106

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Management report, the                ISSUER             NO              N/A                  N/A

balance sheet and the individual annual accounts for

the year 2009

PROPOSAL #2.: Approve the consolidated Management              ISSUER             NO              N/A                  N/A

report, the balance sheet and the consolidated

accounts for the year 2009

PROPOSAL #3.: Approve the allocation of the profit             ISSUER             NO              N/A                  N/A

PROPOSAL #4.: Approve the overall assessment of the          ISSUER             NO              N/A                  N/A

Management and Supervision of the Company

PROPOSAL #5.: Ratify the co-option of a new Director         ISSUER             NO              N/A                  N/A

by the Board of Directors

PROPOSAL #6.: Authorize the Company's Board of                   ISSUER             NO              N/A                  N/A

Directors to exercise competing activity (on their

own name or representing a third party) and/or hold

office in a competing Company as well as on their

appointment on behalf or on representation of a

PROPOSAL #7.: Election of new members of the                       ISSUER             NO              N/A                  N/A

Company's Board of Directors for the current term of

office (2009/2012), in view of the resignation of

PROPOSAL #8.: Approve the partial alteration of                 ISSUER             NO              N/A                  N/A

Articles 5, 7, 9, 10, 11, 16 and 17 of the Articles

of Association

PROPOSAL #9.: Approve the statement on the Company's         ISSUER             NO              N/A                  N/A

Board Remuneration Policy

PROPOSAL #10.: Approve the sale of own (treasury)              ISSUER             NO              N/A                  N/A

shares to employees and members of the Boards of

Directors of the Company or of subsidiary companies

under the Regulations on the Acquisition of Shares by

 Employees Year 2010

PROPOSAL #11.: Approve the sale of own (treasury)              ISSUER             NO              N/A                  N/A

shares to executives in the Group and to members of

the Boards of Directors of the Company and of

subsidiary companies, in connection with the Share

Option Plan

PROPOSAL #12.: Approve the purchase and sale of own          ISSUER             NO              N/A                  N/A

(treasury) shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CINTRA CONCESIONES DE INFRAESTRUCTURAS DE TRANSPOR

  TICKER:                  N/A                 CUSIP:   E3125D100

  MEETING DATE:      10/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Information, as and where applicable,         ISSUER             NO              N/A                  N/A

on any significant changes to have affected the

assets or liabilities of the companies involved in

the segregation between the date of the Segregation

Project and the date of the general shareholders'

meeting hereby convened

PROPOSAL #1.2: Approval of the balance sheet of the          ISSUER            YES         AGAINST           AGAINST

Company as of 30 APR 2009, which will serve as the

balance sheet for the proposed segregation

PROPOSAL #1.3: Approval of the segregation of Cintra         ISSUER            YES         AGAINST           AGAINST

to the company Cintra Infraestructuras, S.A.U. and,

therefore, of the Segregation Project duly filed with

 the Companies House of Madrid

PROPOSAL #2.1: Information, as and where applicable,         ISSUER             NO              N/A                  N/A

on any significant changes to have affected the

assets or liabilities of the companies involved in

the merger between the date of the Joint Merger

Project and the date of the general shareholders'

meeting hereby convened

PROPOSAL #2.2: Approval of the balance sheet of the          ISSUER            YES         AGAINST           AGAINST

Company as of 30 April 2009, which will serve as the

balance sheet for the merger

PROPOSAL #2.3: Capital increase amounting to EUR                ISSUER            YES         AGAINST           AGAINST

32,996,390, by issuing 164,981,950 shares, each of

the same class and series as those currently in

circulation and each with a nominal value of 20 euro

cents; the capital increase is a necessary part of

the merger and will be based on the approved exchange

PROPOSAL #2.4: Approval of the new Articles of                   ISSUER            YES         AGAINST           AGAINST

Association to govern the Company from the effective

merger date, in accordance with the draft version

thereof on file with the Companies House of Madrid

PROPOSAL #2.5: Approval of the new regulations to              ISSUER            YES         AGAINST           AGAINST

govern the general shareholders' meeting of the

Company from the effective merger date, in accordance

 with the draft thereof attached to the Joint Merger

Project

PROPOSAL #2.6: Approval of the merger by absorption,         ISSUER            YES         AGAINST           AGAINST

whereby CINTRA [absorbing Company]will take over the

company Grupo Ferrovial [absorbed Company], and,

therefore, approval of the Joint Merger Project

PROPOSAL #3.1: Removal of the current Board of                   ISSUER            YES         AGAINST           AGAINST

Directors

PROPOSAL #3.2: Resolution on the number of Members to        ISSUER            YES         AGAINST           AGAINST

 sit on the Board of Directors

PROPOSAL #3.3: Appointment of Mr. Rafael del Pino y          ISSUER            YES         AGAINST           AGAINST

Calvo-Sotelo as Board member for the bylaw-mandated

three-year period

PROPOSAL #3.4: Appointment of Mr. Jose Maria Perez            ISSUER            YES         AGAINST           AGAINST

Tremps as Board Member for the bylaw-mandated three-

year period

PROPOSAL #3.5: Appointment of Mr. Santiago Bergareche        ISSUER            YES         AGAINST           AGAINST

 Busquet as Board member for the bylaw-mandated

three-year period

PROPOSAL #3.6: Appointment of Mr. Jaime Carvajal                ISSUER            YES         AGAINST           AGAINST

Urquijo as Board member for the bylaw-mandated three-

year period

PROPOSAL #3.7: Appointment of Portman Baela, S.L. as         ISSUER            YES         AGAINST           AGAINST

Board member for the bylaw-mandated three-year period

PROPOSAL #3.8: Appointment of Mr. Juan Arena de la            ISSUER            YES         AGAINST           AGAINST

Mora as Board member for the bylaw-mandated three-

year period

PROPOSAL #3.9: Appointment of Mr. Santiago Eguidazu          ISSUER            YES         AGAINST           AGAINST

Mayor as Board member for the bylaw-mandated three-

year period

PROPOSAL #3.10: Appointment of Mr. Joaquin Ayuso                ISSUER            YES         AGAINST           AGAINST

Garcia as Board Member for the bylaw-mandated three-

year period

PROPOSAL #3.11: Appointment of Mr. Gabriele Burgio as        ISSUER            YES         AGAINST           AGAINST

 Board member for the bylaw-mandated three-year period

PROPOSAL #3.12: Appointment of Ms. Maria del Pino y          ISSUER            YES         AGAINST           AGAINST

Calvo-Sotelo as Board member for the bylaw-mandated

three-year period

PROPOSAL #3.13: Appointment of Mr. Santiago Fernandez        ISSUER            YES         AGAINST           AGAINST

 Valbuena as Board member for the bylaw-mandated

three-year period

PROPOSAL #3.14: Appointment of Mr. Inigo Meiras                 ISSUER            YES         AGAINST           AGAINST

Amusco as Board member for the bylaw-mandated three-

year period

PROPOSAL #3.15: Appointment of Mr. Jose Fernando                ISSUER            YES         AGAINST           AGAINST

Sanchez-Junco Mans as Board member for the bylaw-

mandated three-year period

PROPOSAL #4.1: Calculation of total remuneration                ISSUER            YES         AGAINST           AGAINST

payable

PROPOSAL #4.2: Automatic review of the amount                     ISSUER            YES         AGAINST           AGAINST

established under Item 4.1. above

PROPOSAL #5.: Powers to be conferred upon the Board          ISSUER            YES         AGAINST           AGAINST

of Directors to increase share capital by up to 73

million euros pursuant to article 153.1.b] of the

Spanish Public Limited Companies Act [Ley de

Sociedades Anonimas, hereinafter LSA] and, when

deemed expedient, to remove the pre-emptive

subscription right in accordance with article 159.2

PROPOSAL #6.: Powers to be conferred upon the Board          ISSUER            YES         AGAINST           AGAINST

of Directors to issue debt obligations, bonds,

promissory notes and other fixed income securities,

whether simple or convertible and/or exchangeable,

including warrants and preferred stock; resolution on

 applicable criteria for determining the applicable

calculation bases and procedures for the conversion

and/or exchange, and to likewise confer powers upon

the Board of Directors to increase capital as

required and to remove the preemptive subscription

right of existing shareholders. Authorization for the

 Company to secure securities issued by its

PROPOSAL #7.: Authorization for the Company to                   ISSUER            YES         AGAINST           AGAINST

acquire treasury shares and to make use of such under

 employee remuneration schemes, all the foregoing in

accordance with Article 75 and related sections of

the Spanish Public Limited Companies Act

PROPOSAL #8.: Delegation of powers to execute,                   ISSUER            YES         AGAINST           AGAINST

register and file the resolutions adopted by the

general meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CNP ASSURANCES, PARIS

  TICKER:                  N/A                 CUSIP:   F1876N318

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FYE 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of income and          ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #O.4: Approve the Statutory Auditors special        ISSUER            YES             FOR                  FOR

 report on the regulated Agreements

PROPOSAL #O.5: Ratify the regulated agreement between        ISSUER            YES         AGAINST           AGAINST

 the Company and Mr. Gilles Benoist, General Director

PROPOSAL #O.6: Ratify the co-optation of Mr. Tommaso         ISSUER            YES             FOR                  FOR

Padoa-Schioppa as the Board Member

PROPOSAL #O.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

operate on the Companys own shares in the stock market

PROPOSAL #O.8: Appointment of The Firm 'Cabinet                 ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers Audit' represented by Mr. Eric

 Dupont for a 6 year period as a Statutory Auditor

and Mr. Yves Nicolas for a 6 year period as a Deputy

Auditor

PROPOSAL #O.9: Approve to renew the appointment of            ISSUER            YES             FOR                  FOR

the Firm 'Mazars' as Statutory Auditor for a 6 year

period and to renew the appointment of Mr. Michel

Barbet Massin as Deputy Auditor for a 6 year period

PROPOSAL #E.10: Approve the division of the nominal          ISSUER            YES             FOR                  FOR

value of the Companys shares by four, to bring it

from 4 Euros to 1 Euro

PROPOSAL #E.11: Approve the consequential amendment          ISSUER            YES             FOR                  FOR

of Article 7 of the statutes, concerning the share

PROPOSAL #E.12: Approve the powers of the formalities        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COBHAM PLC

  TICKER:                  N/A                 CUSIP:   G41440143

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the reports of the Directors and        ISSUER            YES             FOR                  FOR

 Auditors and the audited financial statements for

the YE 31 2009 now laid before the meeting

PROPOSAL #2: Approve the Directors remuneration                 ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009 contained in the 2009

report and accounts now laid before the meeting

PROPOSAL #3: Declare the final dividend of 3.97p per         ISSUER            YES             FOR                  FOR

Ordinary Share of 2.5p in the capital of the Company

recommended by the Directors payable on 05 JUL 2010

to ordinary shareholders on the register as at the

close of business on 28 MAY 2010

PROPOSAL #4: Re-elect M. Beresford as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect M. Ronald as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect A. Stevens as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect W. Tucker as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #8: Elect J. Devaney as a Director                         ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-appoint PricewaterhouseCoopers LLP as        ISSUER            YES             FOR                  FOR

 the Auditors of the Company to hold office until the

 conclusion of the next general meeting at which

accounts are laid before the Company

PROPOSAL #10: Approve to determine the remuneration          ISSUER            YES             FOR                  FOR

of the Auditors by the Directors

PROPOSAL #S.11: Authorize the Company, in accordance         ISSUER            YES             FOR                  FOR

with the Company's Article of Association and the

Companies Act 2006, to make market purchases  within

the meaning of Section 693 4  of the Companies Act

2006  of Ordinary Shares of 25p each in the capital

of the Company  Ordinary Shares  on such terms and in

 such a manner as the Directors of the Company may

from time to time determine provided that  i  the

maximum number of ordinary shares that may be

purchased under this authority is 114,899,393;  ii

the maximum price which may be paid for an ordinary

share purchased under this authority shall not be

more than the higher of an amount equal to 105% of

the average of the middle market prices shown in the

quotations for ordinary shares in the London Stock

Exchange Daily Official List for the five business

days immediately preceding the day on which that

ordinary share is purchased and the amount stipulated

 by Article 5 1  of the Buy-back and Stabil

PROPOSAL #12: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 in accordance with Section 551 of the Companies Act

2006, to allot shares in the Company or grant rights

to subscribe for, or convert any security into shares

 in the Company:  i  up to a maximum nominal amount

of GBP 9,574,949  such amount to be defined in

Section 560 of the Companies Act 2006  allotted under

 paragraph  ii  below in excess of GBP 9,574,949 ;

and  ii  comprising equity securities  as defined in

section 560 of the Companies Act 2006  up to a

maximum nominal amount of GBP 19,149,899  such amount

 to be reduced by any shares allotted or rights

granted under paragraph  i  above  in connection with

 an offer by way of a rights issue:  A  to holders of

 ordinary shares in proportion  as nearly as may be

practicable  to their existing holdings; and  B  to

holders of other equity; securities if this is

required by the rights of those securities or, if the

 Directors consider it necessary, Cont

PROPOSAL #S.13: Authorize the Directors  i   subject         ISSUER            YES             FOR                  FOR

to the passing of resolution 12  to allot equity

securities  as defined in Section 560 of the

Companies Act 2006 for cash pursuant to the authority

 conferred on them by that resolution under Section

551 of that Act; and  ii  to allot equity securities

as defined in Section 560 3  of that Act  sale of

treasury shares  for cash, in either case as if

Section 561 of that Act did not apply to the

allotment but this power shall be limited:  A  to the

 allotment of equity securities in connection with an

 offer or issue of equity Securities  but in the case

 of the authority granted under resolution 12 a  ii ,

 by way of a rights issue only to or in favour of:  I

  holders of ordinary shares in proportion  as nearly

 as may be practicable  to their existing holdings;

and  II} holders of other equity securities if this

is required by the rights of those securities or if

the Directors consider it necessary, Contd.

PROPOSAL #S.14: Amend, with effect from the                        ISSUER            YES             FOR                  FOR

conclusion of the AGM  a  the Articles of Association

 of the Company by deleting all the provisions of the

 Company's Memorandum of Association which by virtue

of Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and  b  adopt the Articles of

Association as specified, as the Articles of

Association of the Company in substitution for, and

to the exclusion of, the existing Articles of

PROPOSAL #15: Approve the amendments to the Cobham            ISSUER            YES             FOR                  FOR

plc Share Incentive Plan SIP , as specified, so that

the Company can  subject to obtaining the approval of

 Her Majesty's Revenue and Customs  HMRC  to the

amendments  continue to operate the SIP until 15 JUN

2020 and authorize the Company Secretary to obtain

the approval of HMRC to the amendments and make any

other amendments required by HMRC in order to

maintain the approval of the SIP

PROPOSAL #S.16: Approve, that a general meeting of            ISSUER            YES             FOR                  FOR

the Company, other than an AGM of the Company, may be

 called on not less than 14 clear days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COCA COLA HELLENIC BOTTLING CO SA, ATHENS

  TICKER:                  N/A                 CUSIP:   X1435J139

  MEETING DATE:      10/16/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the share capital          ISSUER             NO              N/A                  N/A

of the Company through the capitalization of reserves

 by increasing the nominal value of each share of the

 Company

PROPOSAL #2.: Approve to decrease the share capital          ISSUER             NO              N/A                  N/A

of the Company through a reduction of the nominal

value of the shares of the Company and return of an

equal amount of capital to the shareholders in cash,

grant the relevant authorizations to the Board of

Directors of the company in relation to the return to

 the shareholders of the amount of the decrease of

capital through payment in cash, the record date, as

well as the date of the initiation of the return of

PROPOSAL #3.: Amend the Article 3 of the Articles of         ISSUER             NO              N/A                  N/A

Association of the Company, and approve the

codification of the Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COCA-COLA HELLENIC BOTTLING CO S A

  TICKER:                  N/A                 CUSIP:   X1435J139

  MEETING DATE:      6/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the management report by the            ISSUER             NO              N/A                  N/A

Board of Directors and of the audit certificate by

the Company's Chartered Auditor Accountant on the

Company's financial statements and activities for the

 FY which ended on 31 DEC 2009

PROPOSAL #2.: Approve the Company's annual financial         ISSUER             NO              N/A                  N/A

statements for the FY which ended on 31 DEC 2009 and

of the consolidated financial statements

PROPOSAL #3.: Approve the release of the members of          ISSUER             NO              N/A                  N/A

the Board of Directors and the Auditors of the

Company from any liability for their activity during

the FY ended on 31 DEC 2009

PROPOSAL #4.: Approve the remuneration of the members        ISSUER             NO              N/A                  N/A

 of the Board of Directors for their participation in

 the meetings of the Board of Directors and for their

 services to the Company for the FY 2009 and pre

approval of remuneration for the FY 2010

PROPOSAL #5.: Election of the Statutory Auditors for         ISSUER             NO              N/A                  N/A

the FY 2010 01 JAN 2010, 31 DEC 2010 and

determination of their fees

PROPOSAL #6.: Approve the distribution of profits              ISSUER             NO              N/A                  N/A

dividend for the FY 2009

PROPOSAL #7.: Approve the election of a new member of        ISSUER             NO              N/A                  N/A

 the Board of Directors to replace a member who

resigned from the Board of Directors

PROPOSAL #8.: Amend the Article 2 of the Articles of         ISSUER             NO              N/A                  N/A

Association regarding the Company's objects

PROPOSAL #9.: Amend the terms of existing programmes         ISSUER             NO              N/A                  N/A

for the granting of stock options to the personnel of

 the Company and its affiliated Companies, pursuant

to Article 13, Paragraph 13 of Codified Law 2190/1920

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COLOPLAST A/S, HUMLEBAEK

  TICKER:                  N/A                 CUSIP:   K16018184

  MEETING DATE:      12/1/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report on the            ISSUER            YES             FOR                  FOR

activities of the Company in the past FY

PROPOSAL #2.: Receive and approve the audited annual         ISSUER            YES             FOR                  FOR

report

PROPOSAL #3.: Approve the distribution of profit                ISSUER            YES             FOR                  FOR

according to the approved annual report

PROPOSAL #4.a: Amend Article 7(1) to the Company's            ISSUER            YES             FOR                  FOR

Articles of Association as specified

PROPOSAL #4.b: Approve the general guidelines for the        ISSUER            YES             FOR                  FOR

 Company's remuneration of Members of the Board of

Directors and the Executive Management; and amend the

 Sections 4, 5, 6 on remuneration of the Members of

the Executive Management as specified

PROPOSAL #4.c: Authorize the Company's Board of                 ISSUER            YES             FOR                  FOR

Directors to allow the Company to acquire treasury

shares representing up to 10% of the Company's share

capital pursuant to the provisions of Section 48 of

the Danish Public Companies Act, the highest and

lowest amount to be paid for the shares is the price

applicable at the time of purchase +/-10%; [Authority

 shall be valid until the Company's AGM to be held in

 2010]

PROPOSAL #5.: Re-elect Messrs. Michael Pram Rasmussen        ISSUER            YES             FOR                  FOR

 [Chairman], Niels Peter Louis-Hansen, BCom [Deputy

Chairman], Sven Hakan Bjorklund, Per Magid, Attorney,

 Torsten E. Rasmussen, Jorgen Tang-Jensen and Ingrid

Wiik as the Directors

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers                 ISSUER            YES             FOR                  FOR

Statsautoriseret Revisionsaktieselskab as the

Company's Auditors

PROPOSAL #7.: Any other business                                            ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COLRUYT SA

  TICKER:                  N/A                 CUSIP:   B26882165

  MEETING DATE:      9/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the specified reports                         ISSUER             NO              N/A                  N/A

PROPOSAL #2.A: Approve the annual accounts of the              ISSUER             NO              N/A                  N/A

Company

PROPOSAL #2.B: Approve the consolidated annual                   ISSUER             NO              N/A                  N/A

accounts of the Colruyt Group

PROPOSAL #3.: Approve the specified dividend                       ISSUER             NO              N/A                  N/A

PROPOSAL #4.: Approve the specified distribution of          ISSUER             NO              N/A                  N/A

the profits

PROPOSAL #5.: Approve the distribution of profits to         ISSUER             NO              N/A                  N/A

the employees of the Company and the Colruyt Group

who have chosen to receive their profit share, as

referred to in Item 4 above, in the form of shares,

will be paid with treasury shares of the NV Etn. Fr.

Colruyt repurchased by the Company

PROPOSAL #6.: Grant discharge to the Directors                    ISSUER             NO              N/A                  N/A

PROPOSAL #7.: Grant discharge to the Statutory Auditor      ISSUER             NO              N/A                  N/A

PROPOSAL #8.A: Approve to renew the mandate of SA              ISSUER             NO              N/A                  N/A

Farik [permanently represented by Mr. Frans Colruyt],

 for a term of 4 years, that is expiring at the AGM

of 2013

PROPOSAL #8.B: Approve to renew the mandate of SA              ISSUER             NO              N/A                  N/A

Herbeco [permanently represented by Mr. Piet

Colruyt], for a term of 4 years that is expiring at

the AGM of 2013

PROPOSAL #8.C: Approve to renew the mandate of Mr.            ISSUER             NO              N/A                  N/A

Frans Colruyt, for a term of 4 years, that is

expiring at the AGM of 2013

PROPOSAL #9.: Questions at the end of the meeting               ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COLRUYT SA

  TICKER:                  N/A                 CUSIP:   B26882165

  MEETING DATE:      10/16/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.1: Report of the Board of Directors of 07        ISSUER             NO              N/A                  N/A

 SEP 2009, giving a description and detailed

justification of the proposed capital increase with

the pre-emptive right waived in the interests of the

Company, in the favour of the employees of the

Company and the Colruyt Group who meets the criteria

described in the said report

PROPOSAL #I.2: Report of CVBA KPMG, represented by            ISSUER             NO              N/A                  N/A

Mr. E. Helsen, Auditor, drawn up on 29 SEP 2009 in

accordance with Article 596 of the Companies Act

PROPOSAL #I.3: Approve to issue a maximum of 200,000         ISSUER             NO              N/A                  N/A

new registered shares without face value, under the

conditions as specified in the report of the Board of

 Directors mentioned above

PROPOSAL #I.4: Approve to set the issue price on the         ISSUER             NO              N/A                  N/A

basis of the average stock market price of the

ordinary Colruyt share over the 30 days preceding the

 EGM that will decide upon this issue, after

application of a maximum discount of 20%

PROPOSAL #I.5: Approve to waive the pre-emptive                 ISSUER             NO              N/A                  N/A

subscription right to these shares as given to

shareholders by Article 595 and onwards of the

Companies Act, in the favor of employees as mentioned

 above, in the interests of the Company

PROPOSAL #I.6: Approve to increase the share capital,        ISSUER             NO              N/A                  N/A

 under the suspensive condition of subscription, by

the issue of the new shares mentioned above, under

the conditions specified above, and at the issue

price set by the EGM and to set the maximum amount by

 which the share capital can be increased after

subscription, by multiplying the issue price of the

new shares set by the EGM with the maximum number of

new shares to be issued, subscription to the new

shares shall be reserved for employees of the Company

 and its related Companies, as specified above, the

capital shall only be increased in the event of

subscription, and this by the amount of this

subscription, If the number of shares subscribed to

is greater than the specified maximum number of new

shares to be issued, there shall be a distribution

whereby in the first instance the possibility of

obtaining the maximum tax benefit for each employee

shall be considered, and in the next stage a

proportionate decrease shall be applied in relation

to the number of shares subscribed to by each employee

PROPOSAL #I.7: Approve to open the subscription                 ISSUER             NO              N/A                  N/A

period on 20 OCT 2009 and close it on 20 NOV 2009

PROPOSAL #I.8: Authorize the Board of Directors to            ISSUER             NO              N/A                  N/A

receive the subscription applications, to collect and

 receive the contributions, at the end of the

subscription period to determine the number of shares

 subscribed as well as the subscribed amount, to set

the capital increase by this amount within the

maximum amount set by the EGM, and to certify by

notary the realization of the capital increase within

 the same limit, the payment of it in cash, as well

as the resulting change of the amount of the share

capital and the number of shares stated in article 5

Share capital of the Articles of association, and to

execute the resolutions of the EGM for all these

transactions, and to this end to set all conditions,

insofar as they have not been set by the EGM, to make

 all agreements, and in general to take any action

PROPOSAL #II1.1: Report of the Board of Directors of         ISSUER             NO              N/A                  N/A

07 SEP 2009 justifying the proposal to amend the

Company's objects [Article 599 of the Companies Code]

 with the  status of the assets and liabilities of 31

 JUL 2009 annex thereof

PROPOSAL #II1.2: Report of CVBA KPMG, represented by         ISSUER             NO              N/A                  N/A

Mr. E. Helsen, Auditor, concerning the status of the

assets and liabilities enclosed with the report of

the Board of Directors mentioned under 1 above, drawn

 up on 20 SEP 2009 in accordance with Article 559 of

the Companies Code

PROPOSAL #II1.3: Approve to adapt and clarify the              ISSUER             NO              N/A                  N/A

penultimate paragraph of Article 3 of the Articles of

 Association as specified

PROPOSAL #II.2: Approve to replace the words '18                ISSUER             NO              N/A                  N/A

months' in the third paragraph of this Article with

the words 'five years'

PROPOSAL #III.1: Report of the Board of Directors of         ISSUER             NO              N/A                  N/A

07 SEP 2009 justifying the proposal to authorize the

purchase of own shares by the company and the

subsidiaries [Articles 620 and 627 of the Companies

Code) and to annul the own shares of the Company]

PROPOSAL #III.2: Authorize the Board of Directors of         ISSUER             NO              N/A                  N/A

the Company and the Board of Directors of the

Subsidiaries, as defined in Article 627 of the

Companies Code, to acquire a maximum total of

6,682,898 own shares of the Company on behalf of the

Company and/or on behalf of the subsidiary[-ies], for

 a minimum price of 50 Euros per share, and for a

maximum price of 300 Euros per share, insofar as this

 price is within the minimum/maximum limit conveyed

in Article 12, 3rd paragraph of the Articles of

Association, this authorization shall apply for a

period of 5 years, starting on the day on which this

agenda is decided upon, this authorization shall

replace the authorization given by the EGM of

Shareholders of the Company of 10 OCT 2008, which

would lapse in APR 2010

PROPOSAL #IV.: Authorize the Board of Directors to            ISSUER             NO              N/A                  N/A

nullify the treasury shares purchased, at times the

Board deems appropriate, if deemed opportune by the

Board, in blocks of at least 500,000 shares, and this

 coupled with the diminution of the corresponding

unavailable reserves, so that the value of the shares

 is registered at the time of the nullification, the

Board of Directors is allowed to use this

authorization at all times, if he wishes so

repetitively, and to freely choose the time of the

nullification and to correct the numbers of shares in

 the Articles of Association and to have the

amendment to the Articles of Association required as

a result thereof, executed before a notary public

PROPOSAL #V.: Authorize the Board of Directors of the        ISSUER             NO              N/A                  N/A

 Company to execute the decisions of the EGM and to

take any action necessary to that end

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMMERZBANK AG, FRANKFURT A/MAIN

  TICKER:                  N/A                 CUSIP:   D15642107

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and annual report, the report pursuant to

 Sections 289(4) and 315(4) of the German Commercial

Code, and the corporate governance and remuneration

PROPOSAL #2.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #3.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #4.: Approval of the new compensation system        ISSUER            YES             FOR                  FOR

 for the Board of MDs, to be explained in detail at

the shareholders meeting

PROPOSAL #5.: Appointment of Auditors for the 2010            ISSUER            YES             FOR                  FOR

FY: PricewaterhouseCoopers AG, Frankfurt

PROPOSAL #6.: Appointment of Auditors for the first          ISSUER            YES             FOR                  FOR

quarter of 2011: PricewaterhouseCoopers AG, Frankfurt

PROPOSAL #7.: Authorization to acquire own shares for        ISSUER            YES             FOR                  FOR

 trading purposes, the Company shall be authorized to

 acquire and sell own shares, at prices not deviating

 more than 10% from their average market price, on or

 before 18 MAY 2015, the trading portfolio shall not

exceed 5% of the Company's share capital at the end

of any given day

PROPOSAL #8.: Resolution on the revision of the                 ISSUER            YES             FOR                  FOR

authorized capital, and the corresponding amendments

to the Articles of association the authorized capital

 2009/I, 2009/II and 2006/III shall be revoked, the

Board of Managing Directors shall be authorized, with

 the consent of the Supervisory Board, to increase

the share capital by up to EUR 1,535,000,000 through

the issue of new shares against payment in cash or

kind, on or before 18 MAY 2015 (authorized capital

2010) Shareholders shall be granted subscription

rights, except for residual amounts, for the granting

 of subscription rights to holders of option or

conversion rights, for the issue of employee shares

of up to EUR 12,000,000, for the issue of shares

against payment in kind, and for the issue of shares

at a price not materially below their market price

PROPOSAL #9.: Resolution on the authorization to                ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds or profit

sharing rights, the creation of contingent capital,

and the corresponding amendments to the Articles of

Association I. the authorization to issue convertible

 and/or warrant bonds or profit-sharing rights, given

 by the AGM of 15 MAY 2008, shall be revoked II. the

Board of Managing Directors shall be authorized, with

 the consent of the Supervisory Board, to issue bonds

 or profit-sharing rights of up to EUR 4,000,000,000,

 with or without conversion or option rights for new

shares of the Company, on or before 18 MAY 2015,

Shareholders shall be granted subscription rights,

except for residual amounts, for the granting of such

 rights to holders of previously issued bonds, for

the issue of bonds or profit-sharing rights at a

price not materially below their theoretical market

value, and for the issue of profit-sharing rights not

 conferring a conversion or option right if these

have debenture-like features, III. the contingent

capital 2008/I and 2008/II shall be revoked, the

Company's share capital shall be increased by up to

EUR 702,000,000 through the issue of up to

270,000,000 new bearer shares, insofar as conversion

or option rights are exercised (contingent capital

2010/I), IV. the Articles of Association shall be

PROPOSAL #10.: Resolution on the issuance of exchange        ISSUER            YES             FOR                  FOR

 rights to the Financial Market Stabilisation Fund,

the creation of contingent capital, and the

corresponding amendments to the Articles of

association the Financial Market Stabilisation Fund

shall be entitled to exchange its silent

participation in the company into shares of the

Company, in order to retain its proportional interest

 in the Company in the event the Company undertakes a

 capital increase, the share capital shall be

increased for this purpose by up to EUR

355,666,667.20 through the issue of up to 136,794,872

 new bearer shares, insofar as the exchange rights

PROPOSAL #11.: Amendments to the Articles of                       ISSUER            YES             FOR                  FOR

Association in connection with the Shareholder Rights

 Directive Implementation Act (ARUG) a) Sections

17(1) and (2) shall be revised in respect of the

deadline for announcing the shareholders, meeting

being 30 days prior to the meeting, extended by the

length of the registration period, and in respect of

attendance at shareholders, meetings being contingent

 upon registration with the Company at least six days

 in advance and provision of proof of shareholding as

 per the 21st day prior to the meeting, b) Sections

17(4) and (5) shall be added in respect of the

admissibility of online participation in and absentee

 voting at shareholders meetings.

PROPOSAL #12.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER            YES         AGAINST               FOR

 PROPOSAL: Withdrawal of confidence from all members

of the Board of Managing Directors pursuant to

Section 84(3)2 of the Stock Corporation Act the Board

 of Managing Directors and the Supervisory Board

recommend rejecting this motion

PROPOSAL #13.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER            YES         AGAINST               FOR

 PROPOSAL: Removal of Dr. Helmut Perlet from the

Supervisory Board pursuant to Section 103(1) of the

Stock Corporation Act and appointment of a new member

 to the Supervisory Board pursuant to Section 101(1)

of the Stock Corporation Act the Supervisory Board

recommends rejecting this motion

PROPOSAL #14.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER            YES         AGAINST               FOR

 PROPOSAL: Appointment of Rainer Kroell as special

Auditor pursuant to Section 142(1) of the Stock

Corporation Act for the examination of the actions of

 the management in connection with the acquisition of

 the 100% stake in Dresdner Bank AG from Allianz S.E.

 and the merger of the Company with Dresdner Bank AG

the Supervisory Board recommends rejecting this

motion, the shareholders Riebeck-Brauerei von 1862 AG

 and Dr. Winfried Lubos have put forth the following

additional item for resolution pursuant to Sections

122(2) and 124(1) of the Stock Corporation Act

PROPOSAL #15.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER            YES         AGAINST               FOR

 PROPOSAL: Appointment of special auditors pursuant

to Section 142(1) of the Stock Corporation Act for

the examination of the actions of the management in

connection with the behaviour of the Board of

Managing Directors and the Supervisory Board before

and after the acquisition of Dresdner Bank as well as

 the acquisition of the 100% stake in Dresdner Bank

AG from Allianz S.E., followed by the merger of the

company with Dresdner Bank without the approval of

the shareholders meeting, the Supervisory Board also

recommends rejecting this proposal

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPAGNIE DE SAINT-GOBAIN SA, COURBEVOIE

  TICKER:                  N/A                 CUSIP:   F80343100

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FY 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #O.3: Approve the allocation of income and          ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #O.4: Approve the option for the payment of         ISSUER            YES             FOR                  FOR

the dividend in shares

PROPOSAL #O.5: Approve the renewal of Mr. Pierre-               ISSUER            YES             FOR                  FOR

Andre de Chalendar's term as Board member

PROPOSAL #O.6: Approve the undertakings benefiting            ISSUER            YES             FOR                  FOR

Mr. Pierre-Andre de Chalendar relating to the

compensation payable in some cases leading to

discontinuance of his duties as General Director

PROPOSAL #O.7: Approve the retirement undertakings            ISSUER            YES             FOR                  FOR

benefiting Mr. Pierre-Andre de Chalendar

PROPOSAL #O.8: Approve the endorsement to the welfare        ISSUER            YES             FOR                  FOR

 plan and healthcare costs applicable to employees of

 the Company Saint Gobain, allowing to maintain

benefits to Mr. Pierre-Andr  de Chalendar as non-

salaried corporate Officer

PROPOSAL #O.9: Approve the agreement between M. Jean-        ISSUER            YES             FOR                  FOR

Louis Beffa and the Societe Civile Immobiliere de

l'Ile de France, 100% subsidiary of the Company Saint

 Gobain, concerning a house lease

PROPOSAL #O.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

purchase the Company's shares

PROPOSAL #O.11: Approve the renewal of the Cabinet            ISSUER            YES             FOR                  FOR

Pricewaterhousecoopers Audit's term as permanent

Statutory Auditor

PROPOSAL #O.12: Approve the renewal of Mr. Yves                 ISSUER            YES             FOR                  FOR

Nicolas' term as a Substitute Statutory Auditor

PROPOSAL #E.13: Approve the renewal of the delegation        ISSUER            YES             FOR                  FOR

 of powers to the Board of Directors to issue equity

warrants during a period of public offer on the

securities of the Company, within the limit of a

capital increase of a maximum nominal amount of EUR

512,00,000

PROPOSAL #E.14: Amend the statutes relating to the            ISSUER            YES             FOR                  FOR

terms of participation and vote during General

Meetings due to harmonization with regulatory

provisions

PROPOSAL #E.15: Grant powers to implement all                     ISSUER            YES             FOR                  FOR

decisions of the General Meeting and to accomplish

the formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPAGNIE FINANCIERE RICHEMONT AG SWITZ

  TICKER:                  N/A                 CUSIP:   H25662158

  MEETING DATE:      9/9/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and            ISSUER             NO              N/A                  N/A

statutory reports

PROPOSAL #2.: Approve the allocation of income and            ISSUER             NO              N/A                  N/A

dividends of EUR 0.30 per A Bearer Share and EUR 0.03

 per B Registered Share

PROPOSAL #3.: Grant discharge to the Board and the            ISSUER             NO              N/A                  N/A

Senior Management

PROPOSAL #4.1: Re-elect Johann Rupert as a Director           ISSUER             NO              N/A                  N/A

PROPOSAL #4.2: Re-elect Jean-Paul Aeschimann as a              ISSUER             NO              N/A                  N/A

Director

PROPOSAL #4.3: Re-elect Franco Cologni as a Director         ISSUER             NO              N/A                  N/A

PROPOSAL #4.4: Re-elect Lord Douro as a Director                ISSUER             NO              N/A                  N/A

PROPOSAL #4.5: Re-elect  Yves-Andre Istel as a                   ISSUER             NO              N/A                  N/A

Director

PROPOSAL #4.6: Re-elect Richard Lepeu as a Director           ISSUER             NO              N/A                  N/A

PROPOSAL #4.7: Re-elect Ruggero Magnoni as a Director        ISSUER             NO              N/A                  N/A

PROPOSAL #4.8: Re-elect Simon Murray as a Director             ISSUER             NO              N/A                  N/A

PROPOSAL #4.9: Re-elect Alain Perrin as a Director             ISSUER             NO              N/A                  N/A

PROPOSAL #4.10: Re-elect Norbert Platt as a Director         ISSUER             NO              N/A                  N/A

PROPOSAL #4.11: Re-elect Alan Quasha as a Director             ISSUER             NO              N/A                  N/A

PROPOSAL #4.12: Re-elect Lord Renwick of Clifton as a        ISSUER             NO              N/A                  N/A

 Director

PROPOSAL #4.13: Re-elect Jan Rupert as a Director               ISSUER             NO              N/A                  N/A

PROPOSAL #4.14: Re-elect Juergen Schrempp as a                   ISSUER             NO              N/A                  N/A

Director

PROPOSAL #4.15: Re-elect Martha Wikstrom as a Director      ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Ratify PricewaterhouseCoopers as the            ISSUER             NO              N/A                  N/A

Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPAGNIE GENERALE DE GEOPHYSIQUE - VERITAS, MASSY

  TICKER:                  N/A                 CUSIP:   F2349S108

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of            ISSUER            YES             FOR                  FOR

Directors and Statutory Auditors and approve the

financial statements for the FY 2009

PROPOSAL #O.2: Approve the allocation of income                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.3: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #O.4: Approve the renewal of Mr. Remi                   ISSUER            YES             FOR                  FOR

Dorval's term as Board Member

PROPOSAL #0.5: Appointment of Mr. Denis Ranque as a          ISSUER            YES             FOR                  FOR

Board Member

PROPOSAL #O.6: Appointment of Mrs. Kathleen Sendall          ISSUER            YES             FOR                  FOR

as Board Member

PROPOSAL #O.7: Approve the setting of attendance                ISSUER            YES             FOR                  FOR

allowances allocated to the Board of Directors for

the FY 2010

PROPOSAL #O.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

purchase shares of the Company

PROPOSAL #O.9: Approve the special report of the                ISSUER            YES             FOR                  FOR

Statutory Auditors on the Agreements pursuant to

Article L.225-38 of the Commercial Code, acknowledge

the terms in this report and these agreements

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing shares or any

other securities giving access to the capital with

preferential subscription rights

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing shares or any

other securities giving access to the capital with

cancellation of preferential subscription rights as

part of a public offer

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing shares or any

other securities giving access to the capital with

cancellation of preferential subscription rights to

be exclusively carried through by way  of private

investments

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

set the issue price in the event of cancellation of

preferential subscription rights in accordance with

the 11 and 12 resolutions, within the annual limit of

 10% of the capital

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of issued securities according to

 the 10, 11 and 12 resolutions

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital by incorporation of reserves,

profits or premiums

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital within the limit of 10% as

 remuneration for the contributions in kind

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing shares or

securities giving access to the capital of the

Company in favor of members of a Company Saving Plan

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

grant options to subscribe or purchase shares

PROPOSAL #E.19: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of free allocation of shares under

performance conditions in favor of employees or

corporate officers of the Company or its group

PROPOSAL #E.20: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of free allocation of shares in favors of

 all employees of the Company and its group

PROPOSAL #E.21: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of shares

purchased as part of the authorization allowing the

Company to repurchase its own shares

PROPOSAL #E.22: Grant authority to issue securities          ISSUER            YES             FOR                  FOR

entitling to the allotment of debt securities

PROPOSAL #E.23: Grant full powers to a bearer of a            ISSUER            YES             FOR                  FOR

copy or an extract of this minute to accomplish all

necessary legal formalities of filing and publication

PROPOSAL #A: PLEASE NOTE THAT THIS IS A SHAREHOLDER          ISSUER            YES         AGAINST               FOR

PROPOSAL: concerning the duration of validity of the

resolutions relating to the terms of allocation of

free shares and stock options in favor of staff and

corporate officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPAGNIE NATIONALE A PORTEFEUILLE SA, GERPINNES

  TICKER:                  N/A                 CUSIP:   B2474T107

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: Approve to cancel 2,000,000 of CNPS            ISSUER             NO              N/A                  N/A

own shares

PROPOSAL #1.B: Approve to reduce the non-                             ISSUER             NO              N/A                  N/A

distributable reserve set up for the holding of own

shares which will be reduced in the amount of the

value at which these shares were entered into the

statement of assets and liabilities

PROPOSAL #1.c: Amend Article 5 and Title X of the              ISSUER             NO              N/A                  N/A

Articles of Association in order to make the

representation of the share capital and its history

consistent with the cancellation of 2,000,000 own

shares

PROPOSAL #2: Amend Article 22 of the Articles of                ISSUER             NO              N/A                  N/A

Association as specified

PROPOSAL #3: To confer all powers                                           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPAGNIE NATIONALE A PORTEFEUILLE SA, GERPINNES

  TICKER:                  N/A                 CUSIP:   B2474T107

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the presentation of the                       ISSUER             NO              N/A                  N/A

management report of the Board of Directors and the

Auditors for the 2009 FY; presentation of the

consolidated annual financial statements for the 2009

 FY; presentation and proposal to approve the

unconsolidated annual financial statements of the

Company at 31 DEC 2009, including the allocation of

the Company's profit and the distribution of a gross

dividend of EUR 0.835 per share

PROPOSAL #2: Grant discharge to the Directors for the        ISSUER             NO              N/A                  N/A

 exercise of their mandate during the 2009 FY

PROPOSAL #3: Grant discharge to the Auditor for the          ISSUER             NO              N/A                  N/A

exercise of his mandate during the 2009 FY

PROPOSAL #4: Approve the mandate of the Deloitte                ISSUER             NO              N/A                  N/A

partnership, statutory Auditors, represented by Mr.

Eric NYS, terminates at the close of the OGM of 15

APR 2010; to renew the mandate of the Deloitte

partnership, statutory Auditors, represented by Mr.

Eric NYS, for a period of 3 years until the end of

the OGM of 2013 and to fix its fees at EUR 47,700 per

 year, not indexed and excluding VAT

PROPOSAL #5: Authorize the Company to acquire its own        ISSUER             NO              N/A                  N/A

 shares at the OGM of 16 APR 2009, to approve a new

programme for the purchase of the Company's own

shares financed by the restricted consolidated profit

 for 2009 not distributed in the form of a dividend

namely EUR 89,370,000, this amount to be used in

principle during the 2010 and 2011 FY; the objectives

 of the programme are: a) to reduce the share capital

 of CNP [in value and/or in number of shares]; b) to

enable CNP to honour any obligations it may have in

connection with loan stock convertible into shares

and/or share option programmes or other allocations

of shares to the 2 Executive Directors and to the

members of staff of CNP and its associated Companies;

 prior to the execution of this new programme, which

must be reconciled with the existing stock repurchase

 programme in force, CNP will make public all

additional information required by the regulations

PROPOSAL #6.: Approve the principle of an Annual                ISSUER             NO              N/A                  N/A

Share Option Plan under which the two Executive

Directors and the members of staff of CNP and its

associated Companies may acquire shares in S.A. CNP;

to fix at EUR 6,000,000 the maximum value of the

shares relating to the options to be allocated in 2010

PROPOSAL #7.: Approve, in accordance with Article 556        ISSUER             NO              N/A                  N/A

 of the Code des societes, any Clause giving to the

beneficiaries of the options for the Company shares

the right to acquire shares in the Company without

having to take account of the period for exercising

options, in the event of change of control exercised

over the Company, included in the Share Option Plan

that the Company wishes to implement during 2010 and

in any agreement concluded between the Company and

the beneficiaries of the Share Option Plan described

PROPOSAL #8.: Miscellaneous                                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPASS GROUP PLC, CHERTSEY SURREY

  TICKER:                  N/A                 CUSIP:   G23296182

  MEETING DATE:      2/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors' annual         ISSUER            YES             FOR                  FOR

report and accounts and the Auditors' report thereon

PROPOSAL #2: Receive and adopt the Directors'                     ISSUER            YES             FOR                  FOR

remuneration report

PROPOSAL #3: Declare a final dividend on the ordinary        ISSUER            YES             FOR                  FOR

 shares

PROPOSAL #4: Elect Don Robert as a Director                         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Gary Green as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Sir Ian Robinson as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Steve Lucas as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-appoint Deloitte LLP as the Auditors         ISSUER            YES             FOR                  FOR

PROPOSAL #9: Authorize the Directors to agree on the         ISSUER            YES             FOR                  FOR

Auditors' remuneration

PROPOSAL #10: Grant authority to allot shares                    ISSUER            YES             FOR                  FOR

Section 551

PROPOSAL #S.11: Grant authority to allot shares for          ISSUER            YES             FOR                  FOR

cash  Section 561

PROPOSAL #S.12: Grant authority to purchase shares             ISSUER            YES             FOR                  FOR

PROPOSAL #13: Adopt the Compass Group PLC Long Term          ISSUER            YES             FOR                  FOR

Incentive Plan 2010

PROPOSAL #14: Adopt the Compass Group Share Option            ISSUER            YES             FOR                  FOR

Plan 2010

PROPOSAL #15: Approve the donations to EU political          ISSUER            YES             FOR                  FOR

organizations

PROPOSAL #S.16: Approve to reduce the general meeting        ISSUER            YES             FOR                  FOR

 notice periods

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CORIO NV

  TICKER:                  N/A                 CUSIP:   N2273C104

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting and announcements        ISSUER             NO              N/A                  N/A

PROPOSAL #2: Report of the Management Board on the FY        ISSUER             NO              N/A                  N/A

 2009

PROPOSAL #3: Corporate Governance                                           ISSUER             NO              N/A                  N/A

PROPOSAL #4: Approve to adopt of the financial                   ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #5.A: Declare a dividend of EUR 2.65 per              ISSUER            YES             FOR                  FOR

share for 2009

PROPOSAL #5.B: Approve to provide shareholders with a        ISSUER            YES             FOR                  FOR

 choice whereby each shareholder may choose to either

 receive the dividend entirely in cash less 15%

dividend tax, or entirely in shares payable out of

the share premium reserves, or a combination thereof,

 provided that in connection with the fiscal

obligation to pay dividends under the FBI

requirements a maximum percentage of the total

dividend will be determined and may be paid out in

shares, this maximum percentage will be announced at

the latest on the General Meeting of 23 APR 2010, it

is expected that this percentage will be between 40

and 50% of the total dividend, in case shareholders

wish to receive more than this maximum percentage of

the total dividend in shares, those shareholders who

have chosen for a pay out in shares will receive

their share dividend on a pro-rata basis, of which

the remainder will be paid in cash less 15% dividend

tax, pay out of stock dividend will only occur in who

PROPOSAL #6: Grant discharge to the Members of the            ISSUER            YES             FOR                  FOR

Management Board for the  FY 2009

PROPOSAL #7: Grant discharge to the Members of the            ISSUER            YES             FOR                  FOR

Supervisory Board for the FY 2009

PROPOSAL #8: Re-appoint KPMG Accountants N.V. as the         ISSUER            YES             FOR                  FOR

Auditor to examine the financial statements for the

2010 FY

PROPOSAL #9: Announcement of the intended appointment        ISSUER             NO              N/A                  N/A

 of two members of the Management Board

PROPOSAL #10: Any other business                                            ISSUER             NO              N/A                  N/A

PROPOSAL #11: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CREDIT AGRICOLE SA, PARIS

  TICKER:                  N/A                 CUSIP:   F22797108

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FY 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #O.3: Approve the allocation of income,                ISSUER            YES             FOR                  FOR

setting and payment of the dividend

PROPOSAL #O.4: Approve the option to pay the dividend        ISSUER            YES             FOR                  FOR

 with shares

PROPOSAL #O.5: Approve the regulated undertakings              ISSUER            YES             FOR                  FOR

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Rene CARRON

PROPOSAL #O.6: Approve the regulated Undertakings              ISSUER            YES             FOR                  FOR

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Bernard MARY

PROPOSAL #O.7: Approve the regulated Undertakings              ISSUER            YES             FOR                  FOR

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Jean-Yves HOCHER

PROPOSAL #O.8: Approve the regulated Undertakings              ISSUER            YES             FOR                  FOR

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Jacques LENORMAND

PROPOSAL #O.9: Approve the conditions for Mr. Jean-           ISSUER            YES         AGAINST           AGAINST

Frederic de LEUSSE's end of term pursuant to Article

L.225-42-1 of the Commercial Code

PROPOSAL #O.10: Approve the conditions for Mr.                   ISSUER            YES         AGAINST           AGAINST

Georges PAUGET's end of term pursuant to Article

L.225-42-1 of the Commercial Code

PROPOSAL #O.11: Approval the regulated Undertakings          ISSUER            YES             FOR                  FOR

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Jean-Paul CHIFFLET

PROPOSAL #O.12: Approve the regulated Undertakings            ISSUER            YES         AGAINST           AGAINST

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Michel MATHIEU

PROPOSAL #O.13: Approve the regulated Undertakings            ISSUER            YES         AGAINST           AGAINST

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Bruno de LAAGE

PROPOSAL #O.14: Ratify the co-optation of Mr.                     ISSUER            YES         AGAINST           AGAINST

Philippe BRASSAC as a Board member

PROPOSAL #O.15: Approve the renewal of Mr. Philippe          ISSUER            YES         AGAINST           AGAINST

BRASSAC's term as a Board member

PROPOSAL #O.16: Ratify the co-optation of Mrs.                   ISSUER            YES         AGAINST           AGAINST

Veronique FLACHAIRE as a Board member

PROPOSAL #O.17: Approve the Renewal of Mrs. Veronique        ISSUER            YES         AGAINST           AGAINST

 FLACHAIRE's term as a Board member

PROPOSAL #O.18: Appointment of Mr. Claude HENRY as a         ISSUER            YES         AGAINST           AGAINST

Board member

PROPOSAL #O.19: Ratify the co-optation of Mr. Bernard        ISSUER            YES         AGAINST           AGAINST

 LEPOT as a Board member

PROPOSAL #O.20: Appointment of Mr. Jean-Marie SANDER         ISSUER            YES         AGAINST           AGAINST

as a Board member

PROPOSAL #O.21: Appointment of Mr. Christian TALGORN         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #O.22: Appointment of a Board member Madame         ISSUER            YES             FOR                  FOR

Monica MONDARDINI

PROPOSAL #O.23: Approve the attendance allowances to         ISSUER            YES             FOR                  FOR

Board members

PROPOSAL #O.24: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

purchase Company's common shares

PROPOSAL #E.25: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing common shares

and/or securities giving access to common shares with

 preferential subscription rights

PROPOSAL #E.26: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing common shares

and/or securities giving access to common shares with

 cancellation of preferential subscription rights

outside of a public offer

PROPOSAL #E.27: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

increase the share capital by issuing common shares

and/or securities giving access to common shares with

 cancellation of preferential subscription rights as

part of a public offer

PROPOSAL #E.28: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

increase the amount of initial issuance, in the event

 of issuance of common shares or securities giving

access to common shares with or without preferential

subscription rights, decided according to 25th, 26th,

 27th, 29th, 30th, 34th and 35th resolutions

PROPOSAL #E.29: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue common shares and/or securities giving access

to common shares, for the remuneration of the

contributions in kind granted to the Company and

comprised of equity securities or securities giving

access to the capital, outside of a public exchange

offer

PROPOSAL #E.30: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

set the issue price of the common shares or any

securities giving access to common shares, in the

event of cancellation of preferential subscription

rights, within the annual limit of 5% of the capital

PROPOSAL #E.31: Approve the overall limitation of              ISSUER            YES             FOR                  FOR

authorizations for issuances with or without

preferential subscription rights

PROPOSAL #E.32: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue securities entitling to allotment of debt

securities

PROPOSAL #E.33: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by incorporation of

reserves, profits, premiums or others

PROPOSAL #E.34: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing common shares

reserved to employees of the Groupe Credit Agricole,

members of a Company Saving Plan

PROPOSAL #E.35: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing common shares

reserved to the Company Credit Agricole International

 Employees

PROPOSAL #E.36: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

carry out a free allocation of shares, existing or to

 be issued, in favor of the employees or eligible

officers of the Company

PROPOSAL #E.37: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of common

shares

PROPOSAL #E.A: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES             FOR               AGAINST

SHAREHOLDER PROPOSAL: Approve the as part of the

exercise of the 34th resolution, the 4 Supervisory

Boards of the FCPE, which met on 30 MAR 2010, suggest

 that Supervisory Boards are controlled by a majority

 of employees, in order to respect the balance of

funds holders and to comply with the practice

established in the FCPE CREDIT AGRICOLE S.A. Actions,

 while the management wants to maintain the parity

between Employers and Employees

PROPOSAL #E.38: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CREDIT SUISSE GROUP AG, ZUERICH

  TICKER:                  N/A                 CUSIP:   H3698D419

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Presentation of the annual report,              ISSUER             NO              N/A                  N/A

parent Company's 2009 financial statements, Group's

2009 consolidated financial statements and the 2009

remuneration report

PROPOSAL #1.2: Consultative vote on the 2009                       ISSUER            YES             FOR                  FOR

remuneration report

PROPOSAL #1.3: Approval of the annual report, parent         ISSUER            YES             FOR                  FOR

Company's 2009 financial statements and the Group's

2009 consolidated financial statements

PROPOSAL #2.: Discharge of the acts of the Members of        ISSUER            YES             FOR                  FOR

 the Board of Directors and the Executive Board

PROPOSAL #3.: Appropriation of retained earnings                ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Amendment of the Articles of                          ISSUER            YES             FOR                  FOR

Association in line with the new Swiss Federal

Intermediated Securities Act

PROPOSAL #5.1.A: Re-election Noreen Doyle to the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.1.B: Re-election Aziz R.D. Syriani to the        ISSUER            YES             FOR                  FOR

 Board of Directors

PROPOSAL #5.1.C: Re-election David W. Syz to the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.1.D: Re-election Peter F. Weibel to the          ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.1.E: Election Jassim Bin Hamad J.J. Al            ISSUER            YES             FOR                  FOR

Thani to the Board of Directors

PROPOSAL #5.1.F: Election Robert H. Benmosche to the         ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.2: Election of the Independent Auditors           ISSUER            YES             FOR                  FOR

PROPOSAL #5.3: Election of Special Auditors                         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: PLEASE NOTE THAT THE MANAGEMENT                     ISSUER            YES         AGAINST           AGAINST

RECOMMENDATION IS DISPLAYING INCORRECTLY FOR THIS

RESOLUTION AND MANAGEMENT RECOMMENDS TO VOTE FOR THIS

 AGENDA ITEM NOT ABSTAIN   If voting or elections

takes place on proposals that have not been submitted

 until the Annual General Meeting itself as defined

in Article 700 paragraphs 3 and 4 of the Swiss Code

of Obligations, I hereby authorize the independent

proxy to vote in favor of the proposal of the Board

of Directors.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CRH PLC

  TICKER:                  N/A                 CUSIP:   G25508105

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to consider the Company'S                   ISSUER            YES             FOR                  FOR

financial statements and the reports of the Directors

 and the Auditors for the YE 31 DEC 2009

PROPOSAL #2: Approve to declare a dividend on the              ISSUER            YES             FOR                  FOR

ordinary shares

PROPOSAL #3: Approve the report on Directors                       ISSUER            YES             FOR                  FOR

remuneration for the YE 31 DEC 2009

PROPOSAL #4.1: Re-election of  Mr. U-H Felcht as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.2: Re-election of  Mr. DN O'Connor as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.3: Re-election of  Mr. WI O'Mahony as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.4: Re-election of  Mr. JW Kennedy as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5: Authorize the Directors to fix the                 ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #S.6: Authorize the Directors, accordance            ISSUER            YES             FOR                  FOR

with the powers, provisions and limitations of

Article 11  e  of the Articles of Association of the

Company, be and they are hereby empowered to allot

equity securities for cash and in respect of sub-

paragraph, thereof up to an aggregate nominal value

of EUR 11,868,000; this authority shall expire at the

 close of the business on the earlier of the date of

the AGM in 2011 or 04 AUG 2011

PROPOSAL #S.7: Authorize the Company to purchase                ISSUER            YES             FOR                  FOR

ordinary shares on the market  as defined in section

212 of the Companies Act, 1990 , in the manner

provided for in Article 8A of the Articles of

Association of the Company up to a maximum of 10% of

the ordinary shares in issue at the date of the

passing of this resolution; this authority shall

expire at the close of the business on the earlier of

 the date of the AGM in 2011 or 04 AUG 2011

PROPOSAL #S.8: Authorize the Company to re-issue                ISSUER            YES             FOR                  FOR

treasury shares  as defined in section 212 of the

Companies Act, 1990 , in the manner provided for in

Article 8A of the Articles of Association of the

Company; this authority shall expire at the close of

the business on the earlier of the date of the AGM in

 2011 or 4 AUG 2011

PROPOSAL #9: Approve to resolved that the provision          ISSUER            YES             FOR                  FOR

in Article 60 a  of the Articles of Association of

the Company allowing for the convening of EGM by at

least 14 clear days notice  where such meetings are

nit convened for the passing of a special resolution

 shall continue to be effective

PROPOSAL #10: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

of share option schemes  the 2010 Share Option

Schemes , the principal features of which are

summarized in the circular to shareholders on 31 MAR

2010 that accompanies the notice convening this

meeting; i) take all such action or steps  including

the making of amendments to the 2010 share option

schemes and the rules thereof  as may be necessary to

 obtain the approval of the relevant revenue

authorities for the said schemes; ii) establish

schemes in the other jurisdictions similar in

substance in the schemes but modified to take account

 of local tax, exchange control or securities laws in

 overseas territories, provided that any shares made

available under any scheme will be treated as

counting towards any limits on individual or overall

participation in the 2010 share option schemes

PROPOSAL #11: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

of savings-related share option schemes  the 2010

Savings-Related Share Option Schemes , the principal

features of which are summarized in the circular to

shareholders on 31 MAR 2010 that accompanies the

notice convening this meeting; i) take all such

action or steps  including the making of amendments

to the 2010 savings-related share option schemes and

the rules thereof  as may be necessary to obtain the

approval of the relevant revenue authorities for the

said schemes; ii) establish schemes in the other

jurisdictions similar in substance to the 2010

savings-related share option schemes but modified to

take account of local tax, exchange control or

securities laws in overseas territories, provided

that any shares made available under any such scheme

will be treated as counting towards any limits on

individual or overall participation in the 2010

savings-related share option schemes

PROPOSAL #S.12: Authorize the Articles of Association        ISSUER            YES             FOR                  FOR

 of the Company, deleting the definition of the Acts

and replacing it with the following definition as

specified; deleting Article 60 a  and replacing it

with the following new Article 60  a as specified;

deleting Article 61and replacing it with the

following new Article 61 as specified; deleting the

existing Article 70 as specified; inserting the

following new Articles 71 and 73 as specified;

deleting the existing Article 72 and replacing it

with the following new Article 74; the renumbering of

 the Articles of Association and all cross references

 therein to reflect the amendments provided as

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CRITERIA CAIXACORP SA, BARCELONA

  TICKER:                  N/A                 CUSIP:   E3641N103

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the individual and consolidated         ISSUER            YES             FOR                  FOR

annual accounts and their respective Management

reports  including the report on remuneration policy

 for the YE 31 DEC 2009

PROPOSAL #2: Approve the Management of the Board of          ISSUER            YES             FOR                  FOR

Directors during that FY

PROPOSAL #3: Approve the proposed application of                ISSUER            YES             FOR                  FOR

results and the distribution of the dividend for the

FYE 31 DEC 2009

PROPOSAL #4: Approve the distribution of a dividend          ISSUER            YES             FOR                  FOR

from reserves to pay for the first quarter of 2011

PROPOSAL #5: Approve to determine the number of                 ISSUER            YES             FOR                  FOR

Members of the Board of Directors within the limits

laid down in Article 32 of the Bylaws; reelection,

ratification and appointment of Directors

PROPOSAL #6: Authorize the Board of Directors for the        ISSUER            YES             FOR                  FOR

 acquisition of own shares directly or through Group

Companies, on the terms agreed upon by the General

Board and the legally established limits, leaving no

effect on the unused portion, the authorization

agreed by the AGM held on 7 MAY 2009

PROPOSAL #7: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

issue convertible and/or exchangeable into shares of

the Company, as well as warrants or similar

securities to be eligible, directly or indirectly to

the subscription or acquisition of shares in the

society, as well as the power to increase capital by

the amount required, and the power to exclude, where

appropriate, the right of first refusal

PROPOSAL #8: Re-elect Criteria Caixa Corp, SA as the         ISSUER            YES             FOR                  FOR

Auditor and its consolidated group for the year 2011

PROPOSAL #9: Authorize the Council of Administration         ISSUER            YES             FOR                  FOR

for the interpretation, correction and

supplementation, implementation and development of

agreements adopted by the Board, so as to substitute

the powers received from the Board and granting of

powers for a public instrument and registration of

such agreements and for their relief

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAIMLER

  TICKER:                  DAI                 CUSIP:   D1668R123

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #02: RATIFICATION OF BOARD OF MANAGEMENT              ISSUER            YES             FOR                  FOR

MEMBERS' ACTIONS IN THE 2009 FINANCIAL YEAR

PROPOSAL #03: RATIFICATION OF SUPERVISORY BOARD                 ISSUER            YES             FOR                  FOR

MEMBERS' ACTIONS IN THE 2009 FINANCIAL YEAR

PROPOSAL #04: APPROVAL OF THE SYSTEM OF REMUNERATION         ISSUER            YES             FOR                  FOR

FOR THE MEMBERS OF THE BOARD OF MANAGEMENT

PROPOSAL #05: APPOINTMENT OF AUDITORS FOR THE COMPANY        ISSUER            YES             FOR                  FOR

 AND FOR THE GROUP FOR THE 2010 FINANCIAL YEAR

PROPOSAL #06: AUTHORIZATION FOR THE COMPANY TO                   ISSUER            YES             FOR                  FOR

ACQUIRE ITS OWN SHARES AND ON THEIR UTILIZATION

PROPOSAL #07: AUTHORIZATION TO USE DERIVATIVE                     ISSUER            YES             FOR                  FOR

FINANCIAL INSTRUMENTS IN THE CONTEXT OF ACQUIRING OWN

 SHARES

PROPOSAL #08: ELECTION OF DR. PAUL ACHLEITNER TO THE         ISSUER            YES             FOR                  FOR

SUPERVISORY BOARD

PROPOSAL #09: AMENDMENTS TO THE ARTICLES OF                        ISSUER            YES             FOR                  FOR

INCORPORATION TO ADJUST TO THE GERMAN ACT ON THE

IMPLEMENTATION OF THE SHAREHOLDERS' RIGHTS DIRECTIVE

(ARUG)

PROPOSAL #10: AMENDMENTS TO THE ARTICLES OF                        ISSUER            YES             FOR                  FOR

INCORPORATION TO ADJUST THE PROVISIONS RELATING TO

THE SUPERVISORY BOARD

PROPOSAL #11: AUTHORIZATION TO ISSUE CONVERTIBLE                ISSUER            YES             FOR                  FOR

BONDS AND/OR BONDS WITH WARRANTS, CREATION OF

CONDITIONAL CAPITAL 2010 AND AMENDMENT TO THE

ARTICLES OF INCORPORATION

PROPOSAL #CMA: COUNTER MOTION A                                              ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAIMLER

  TICKER:                  DAI                 CUSIP:   D1668R123

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #02: RATIFICATION OF BOARD OF MANAGEMENT              ISSUER            YES             FOR                  FOR

MEMBERS' ACTIONS IN THE 2009 FINANCIAL YEAR

PROPOSAL #03: RATIFICATION OF SUPERVISORY BOARD                 ISSUER            YES             FOR                  FOR

MEMBERS' ACTIONS IN THE 2009 FINANCIAL YEAR

PROPOSAL #04: APPROVAL OF THE SYSTEM OF REMUNERATION         ISSUER            YES             FOR                  FOR

FOR THE MEMBERS OF THE BOARD OF MANAGEMENT

PROPOSAL #05: APPOINTMENT OF AUDITORS FOR THE COMPANY        ISSUER            YES             FOR                  FOR

 AND FOR THE GROUP FOR THE 2010 FINANCIAL YEAR

PROPOSAL #06: AUTHORIZATION FOR THE COMPANY TO                   ISSUER            YES             FOR                  FOR

ACQUIRE ITS OWN SHARES AND ON THEIR UTILIZATION

PROPOSAL #07: AUTHORIZATION TO USE DERIVATIVE                     ISSUER            YES             FOR                  FOR

FINANCIAL INSTRUMENTS IN THE CONTEXT OF ACQUIRING OWN

 SHARES

PROPOSAL #08: ELECTION OF DR. PAUL ACHLEITNER TO THE         ISSUER            YES             FOR                  FOR

SUPERVISORY BOARD

PROPOSAL #09: AMENDMENTS TO THE ARTICLES OF                        ISSUER            YES             FOR                  FOR

INCORPORATION TO ADJUST TO THE GERMAN ACT ON THE

IMPLEMENTATION OF THE SHAREHOLDERS' RIGHTS DIRECTIVE

(ARUG)

PROPOSAL #10: AMENDMENTS TO THE ARTICLES OF                        ISSUER            YES             FOR                  FOR

INCORPORATION TO ADJUST THE PROVISIONS RELATING TO

THE SUPERVISORY BOARD

PROPOSAL #11: AUTHORIZATION TO ISSUE CONVERTIBLE                ISSUER            YES             FOR                  FOR

BONDS AND/OR BONDS WITH WARRANTS, CREATION OF

CONDITIONAL CAPITAL 2010 AND AMENDMENT TO THE

ARTICLES OF INCORPORATION

PROPOSAL #CMA: COUNTER MOTION A                                              ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAIMLER AG, STUTTGART

  TICKER:                  N/A                 CUSIP:   D1668R123

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted Company              ISSUER             NO              N/A                  N/A

financial statements, the approved consolidated

financial statements, the combined management report

for Daimler AG and the Group for the 2009 FY, the

report of the Supervisory Board and the explanatory

reports on the information required pursuant to

Section 289, Subsections 4 and 5 and Section 315,

Subsection 4 of the German Commercial Code

[Handelsgesetzbuch, HGB]

PROPOSAL #2.: Resolution on ratification of Board of         ISSUER            YES             FOR                  FOR

Management members actions in the 2009 FY

PROPOSAL #3: Resolution on ratification of                          ISSUER            YES             FOR                  FOR

Supervisory Board members actions in the 2009 FY

PROPOSAL #4.: Resolution on the approval of the                 ISSUER            YES             FOR                  FOR

system of remuneration for the members of the Board

of Management

PROPOSAL #5.: Resolution on the appointment of                   ISSUER            YES             FOR                  FOR

Auditors for the Company and for the Group for the

2010 FY

PROPOSAL #6.: Resolution on authorization for the              ISSUER            YES             FOR                  FOR

Company to acquire its own shares and on their

utilization, as well as on the exclusion of

shareholders subscription rights and rights to sell

shares to the Company

PROPOSAL #7.: Resolution on authorization to use                ISSUER            YES             FOR                  FOR

derivative financial instruments in the context of

acquiring own shares, as well as on the exclusion of

shareholders subscription rights and rights to sell

shares to the Company

PROPOSAL #8.: Resolution on the election of a new              ISSUER            YES             FOR                  FOR

member to the Supervisory Board

PROPOSAL #9.: Resolution on amendments to the                     ISSUER            YES             FOR                  FOR

Articles of Incorporation to adjust to the German Act

 on the Implementation of the Shareholders Rights

Directive [ARUG]

PROPOSAL #10.: Resolution on amendments to the                   ISSUER            YES             FOR                  FOR

Articles of Incorporation to adjust the provisions

relating to the Supervisory Board

PROPOSAL #11.: Resolution on authorization to issue          ISSUER            YES             FOR                  FOR

convertible bonds and/or bonds with warrants,

creation of Conditional Capital 2010 and amendment to

 the Articles of Incorporation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DANONE, PARIS

  TICKER:                  N/A                 CUSIP:   F12033134

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                   ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009 and setting of the dividend at

 EUR 1.20 per share

PROPOSAL #O.4: Approve the renewal of Mr. Franck                ISSUER            YES         AGAINST           AGAINST

RIBOUD's term as a Board member

PROPOSAL #O.5: Approve the renewal of Mr. Emmanuel            ISSUER            YES             FOR                  FOR

FABER's term as a Board member

PROPOSAL #O.6: Approve the renewal of the Company              ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers Audit as a permanent Statutory

 Auditor

PROPOSAL #O.7: Appointment of the Cabinet Ernst &              ISSUER            YES             FOR                  FOR

Young et Autres as a permanent Statutory

PROPOSAL #O.8: Appointment of Mr. Yves NICOLAS as a          ISSUER            YES             FOR                  FOR

substitute Statutory Auditor

PROPOSAL #O.9: Appointment of the Company Auditex as         ISSUER            YES             FOR                  FOR

a substitute Statutory Auditor

PROPOSAL #O.10: Approve the agreements under the                ISSUER            YES             FOR                  FOR

Statutory Auditors' special report

PROPOSAL #O.11: Approve the agreements and                          ISSUER            YES             FOR                  FOR

Undertakings pursuant to Articles L. 225-38 and L.

225-42-1 of the Commercial Code relating to Mr.

Franck RIBOUD

PROPOSAL #O.12: Approve the agreements and                          ISSUER            YES             FOR                  FOR

Undertakings pursuant to Articles L. 225-38 and L.

225-42-1 of the Commercial Code relating to Mr.

Emmanuel FABER

PROPOSAL #O.13: Approve the agreements and                          ISSUER            YES             FOR                  FOR

Undertakings pursuant to Articles L. 225-38 and L.

225-42-1 of the Commercial Code relating to Mr.

Bernard HOURS

PROPOSAL #O.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

purchase, hold or transfer Company's shares

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out allocations of Company's existing shares or

 to be issued

PROPOSAL #E.16: Amend Article 26 II of the Statutes          ISSUER            YES             FOR                  FOR

relating to the limitation of the voting rights

PROPOSAL #E.17: Grant powers for the formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DANSKE BANK AS, COPENHAGEN

  TICKER:                  N/A                 CUSIP:   K22272114

  MEETING DATE:      3/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #a.: Adopt the annual report and the                     ISSUER            YES             FOR                  FOR

proposal for allocation of profits or cover of losses

 according to the adopted annual report

PROPOSAL #b.1: Re-elect Alf Duch-Pederson as a Member        ISSUER            YES             FOR                  FOR

 of the Board of Directors

PROPOSAL #b.2: Re-elect Eivind Kolding as a Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors

PROPOSAL #b.3: Re-elect Peter Hojland as a Member of         ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #b.4: Re-elect Mats Jannson as a Member of          ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #b.5: Re-elect Majken Schultz as a Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors

PROPOSAL #b.6: Re-elect Sten Schibye as a Member of          ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #b.7: Re-elect Claus Vastrup as a Member of         ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #b.8: Re-elect Birgit Aagaard-Svendsen as a         ISSUER            YES             FOR                  FOR

Member of the Board of Directors

PROPOSAL #b.9: Elect Ole Gjesse Andersen as a Member         ISSUER            YES             FOR                  FOR

of the Board of Directors

PROPOSAL #b.10: Elect Michael Fairey as a Member of          ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #b.11: Approve, Henning Christophersen to            ISSUER            YES             FOR                  FOR

resign from the Board of Directors

PROPOSAL #b.12: Approve, Niels Chr. Nielsen to resign        ISSUER            YES             FOR                  FOR

 from the Board of Directors

PROPOSAL #c.: Re-appoint Grant Thornton,                              ISSUER            YES             FOR                  FOR

Statsautoriseret Revisionsaktieselskab and KPMG

Statsautoriseret Revisionspartnerskab as the External

 Auditors, as they retire according to Article 21 of

the Articles of Association

PROPOSAL #d.1: Amend the Articles of Association by          ISSUER            YES             FOR                  FOR

the incorporation of the new concepts of the Act and

that the existing concepts be mentioned in

parenthesis for a transitional period of time

PROPOSAL #d.2: Amend the Articles of Association by          ISSUER            YES             FOR                  FOR

moving Article section on the registered office of

Danske bank from Article 3.1 to Article 1.2 (new)

PROPOSAL #d.3: Amend the Articles of Association by          ISSUER            YES             FOR                  FOR

inserting new wordings as a new Article 3

PROPOSAL #d.4: Amend the Articles of Association by          ISSUER            YES         AGAINST           AGAINST

extending the authorizations under Articles 6.1 and

6.3 until 1 MAR 2015

PROPOSAL #d.5: Amend the Articles of Association by          ISSUER            YES             FOR                  FOR

adding the specified words to the last sentence of

Article 6.3

PROPOSAL #d.6: Amend Article 6.4 of the Articles of          ISSUER            YES             FOR                  FOR

Association as specified

PROPOSAL #d.7: Amend the Articles of Association by          ISSUER            YES             FOR                  FOR

replacing the address of VP investor services in

Article 7.2 to the CVR number of VP Investor Services

 A/S

PROPOSAL #d.8: Amend the Articles of Association by          ISSUER            YES             FOR                  FOR

the introduction of electronic communication, i.e.

electronic exchange of documents and electronic mail

correspondence between Danske Bank and its

shareholders, to replace printed documents and the

Article 7.3 is to be replaced by Article 7.3.-7.7

PROPOSAL #d.9: Amend Article 8.2 of the Articles of          ISSUER            YES             FOR                  FOR

Association to match the provisions of the new Act

PROPOSAL #d.10: Amend Article 9 of the Articles of            ISSUER            YES             FOR                  FOR

Association to match the provisions of the new act

PROPOSAL #d.11: Amend the Articles of Association by         ISSUER            YES             FOR                  FOR

the extension of Article 10

PROPOSAL #d.12: Amend Article 11 to match the                     ISSUER            YES             FOR                  FOR

provisions of the new act

PROPOSAL #d.13: Amend Article 12. to match the                   ISSUER            YES             FOR                  FOR

provisions of the new act

PROPOSAL #d.14: Amend the Articles of Association by         ISSUER            YES             FOR                  FOR

the insertion of a second sentence in Article 17.2 to

 read as follows: meetings of the Board of Directors

may be held in Danish and English

PROPOSAL #e.1: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 2.2

PROPOSAL #e.2: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 2.3

PROPOSAL #e.3: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 4.4 All shares must be registered by name

PROPOSAL #e.4: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 5.1

PROPOSAL #e.5: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 6.1

PROPOSAL #e.6: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the deletion of

Article 6.2

PROPOSAL #e.7: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER's PROPOSAL: approve the proposal for a

new Article 6.4

PROPOSAL #e.8: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the deletion of

Article 6.5

PROPOSAL #e.9: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 6.7

PROPOSAL #e.10: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 7.4

PROPOSAL #e.11: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 10.1

PROPOSAL #e.12: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 10.2

PROPOSAL #e.13: PLEASE NOTE THAT THIS IS A SHARE                ISSUER            YES         AGAINST               FOR

HOLDER PROPOSAL: approve the proposal for a new

Article 13.2

PROPOSAL #e.14: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 15.1

PROPOSAL #e.15: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 15.3

PROPOSAL #e.16: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 18.2

PROPOSAL #e.17: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 23.1

PROPOSAL #f.1: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that questions asked

to a Member of the Board of Directors or the

Executive Board present at the general meeting must

be answered by the Member directly with reference to

PROPOSAL #f.2: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that no bonuses or

other incentive pay may be disbursed to staff or

Members of the Board of Directors of Danske Bank

until the share price exceeds the price quoted just

before the acquisition of banks outside Denmark

PROPOSAL #f.3: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that 25% of the

salaries/fees payable to Members of the Executive

Board and Board of Directors must be paid out in

shares that vest after 3 years

PROPOSAL #f.4: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that Members of the

Board of Directors and Executive Board must report on

 their trading in Danske Bank shares at every general

 meeting

PROPOSAL #f.5: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that at least five

shareholders must watch the counting of votes as at

the most recent general meeting, shareholders were

not allowed to watch the counting of votes

PROPOSAL #f.6: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that the general

meeting should be open to the press, and it should be

 permitted to take photos and film the event and the

Board of Directors is urged to let this proposal take

 effect at this general meeting

PROPOSAL #f.7: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that the general

meeting must be videotaped, published on Danske

Bank's website and be available to all

PROPOSAL #f.8: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve, that when voting,

shareholders holding more than 5% of the shares must

state whether they vote in favour or against new

proposals

PROPOSAL #f.9: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that at least three

Members of the Board of Directors must be

shareholders holding less than DKK 5m of Danske

PROPOSAL #f.10: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that the entire Board

 of Directors should sit on the scene so that the

shareholders can see them

PROPOSAL #f.11: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that the Board of

Directors and the Executive Board have not shown

great expertise in acquiring banks outside Denmark -

the most recent acquisition was a main contributor to

 the bankruptcy threatening Danske Bank at last

year's AGM: acquisitions of banks outside Denmark and

 other major investments that may affect the value of

 Danske Bank's share capital must be approved by the

PROPOSAL #f.12: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that, if Danske Bank

loses more than 50% of its share capital, an

extraordinary general meeting must be convened at

which all Members of the Board of Directors offer

their resignation

PROPOSAL #f.13: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve, that IT development

in India is closed down, and activities are resumed

in Denmark and actual IT development is initiated

PROPOSAL #g.: Authorize the Board of Directors, until        ISSUER            YES         AGAINST           AGAINST

 01 MAR 2015, to allow Danske Bank and the Danske

Bank Group to acquire own shares by way of ownership

or pledge up to an aggregate nominal value of 10% of

the share capital in accordance with Section 198 of

the Danish Companies Act and, if shares are acquired

in ownership, the purchase price must not diverge

from the price quoted at the time of acquisition by

more than 10%; if the Act does not come into force,

the authorization shall be valid until the AGM in 2011

PROPOSAL #h.: PLEASE NOTE THAT THIS IS A                              ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that the Board of

Directors be ordered to find a new Chief Executive

Officer not currently employed by the Bank

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DASSAULT SYSTEMES SA, VELIZY VILLACOUBLAY

  TICKER:                  N/A                 CUSIP:   F2457H100

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #o.1: Approve the annual financial                        ISSUER            YES             FOR                  FOR

statements for the FY

PROPOSAL #o.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY

PROPOSAL #o.3: Approve the allocation of income                  ISSUER            YES             FOR                  FOR

PROPOSAL #o.4: Approve the regulated agreements                  ISSUER            YES             FOR                  FOR

PROPOSAL #o.5: Approve the renewal of Mr. Charles              ISSUER            YES             FOR                  FOR

Edelstenne's term as a Board member

PROPOSAL #o.6: Approve the renewal of Mr. Bernard              ISSUER            YES             FOR                  FOR

Charles' term as a Board member

PROPOSAL #o.7: Approve the renewal of Mr. Thibault de        ISSUER            YES             FOR                  FOR

 Tersant's term as a Board member

PROPOSAL #o.8: Approve the setting the amount of                ISSUER            YES             FOR                  FOR

attendance allowances

PROPOSAL #o.9: Appointment Ernst & Young et Autres as        ISSUER            YES             FOR                  FOR

 the principal Statutory Auditor of the

PROPOSAL #o.10: Approve the renewal of the term of            ISSUER            YES             FOR                  FOR

the Company Auditex as Deputy Statutory Auditor of

the Company

PROPOSAL #o.11: Authorize the Company to repurchase          ISSUER            YES             FOR                  FOR

its own shares

PROPOSAL #e.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of shares

previously acquired as part of the program to

repurchase shares

PROPOSAL #e.13: Amend Article 16.1 of the statutes             ISSUER            YES             FOR                  FOR

PROPOSAL #e.14: Amend Article 13 of the statutes                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #e.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate shares of the Company for free

PROPOSAL #e.16: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

grant options to subscribe for or purchase shares

PROPOSAL #e.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital in favor of members of a

saving plan

PROPOSAL #OE.18: Powers for the formalities                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DELHAIZE GROUP SA

  TICKER:                  N/A                 CUSIP:   B33432129

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Presentation of the Management Report of        ISSUER             NO              N/A                  N/A

 the Board of Directors on the FYE 31 DEC 2009

PROPOSAL #2: Presentation of the report of the                   ISSUER             NO              N/A                  N/A

Statutory Auditor on the FYE 31 DEC 2009

PROPOSAL #3: Communication of the consolidated annual        ISSUER             NO              N/A                  N/A

 accounts as of 31 DEC 2009

PROPOSAL #4: Approve the non-consolidated annual                ISSUER             NO              N/A                  N/A

accounts as of 31 DEC 2009, including the allocation

of profits, and the distribution of a gross dividend

of EUR 1.6 per share

PROPOSAL #5: Grant discharge of liability of persons         ISSUER             NO              N/A                  N/A

who served as the Directors of the Company during the

 FYE 31 DEC 2009

PROPOSAL #6: Grant discharge of liability of the                ISSUER             NO              N/A                  N/A

Statutory Auditor of the Company for the FYE 31 DEC

2009

PROPOSAL #7.1: Approve to renew the mandate of Count         ISSUER             NO              N/A                  N/A

Richard Goblet d'Alviella as a Director for a period

of three years that will expire at the end of the OGM

 that will be requested to approve the annual

accounts relating to the FY 2012

PROPOSAL #7.2: Approve to renew the mandate of Mr.            ISSUER             NO              N/A                  N/A

Robert J. Murray as a Director for a period of two

years that will expire at the end of the OGM that

will be requested to approve the annual accounts

relating to the FY 2011

PROPOSAL #7.3: Approve to renew the mandate of Mr.            ISSUER             NO              N/A                  N/A

Jack L. Stahl as a Director for a period of four

years that will expire at the end of the OGM that

will be requested to approve the annual accounts

relating to the FY 2013

PROPOSAL #8: Acknowledge, upon proposal of the Board         ISSUER             NO              N/A                  N/A

of Directors, that Mr. Jack L. Stahl, whose mandate

is proposed to be renewed until the end of the OGM

that will be requested to approve the annual accounts

 relating the FY 2013, satisfies the requirements of

independence set forth by the Belgian Company Code

for the assessment of independence of Directors, and

renew his mandate as Independent Director pursuant to

 the criteria of the Belgian Company Code

PROPOSAL #9: Approve, pursuant to Article 556 of the         ISSUER             NO              N/A                  N/A

Belgian Company Code, the 'Change in Control' clause

set out in the Second Amended and Restated Credit

Agreement, dated as of 01 DEC 2009, among Delhaize

Group, as Guarantor, Delhaize America Inc., as

Borrower, the subsidiary guarantors party thereto,

the lenders party thereto, JPMorgan Chase Bank, N.A.

and Fortis Capital Corp., as syndication agents,

issuing banks and swingline lenders, as such clause

is used in, and for the purpose of, the 'Event of

Default' described in such credit facility

PROPOSAL #10: Approve, pursuant to Article 556 of the        ISSUER             NO              N/A                  N/A

 Belgian Company Code, the provision granting to the

holders of the bonds, convertible bonds or medium-

term notes that the Company issue within the twelve

months following the ordinary shareholders meeting of

 May 2010, in one or several offering and tranches,

denominated either in US Dollars or in Euros, with a

maturity or maturities not exceeding 30 years, for a

maximum aggregate amount of EUR 1.5 billion, the

right to obtain the redemption, or the right to

require the repurchase, of such bonds or notes for an

 amount not in excess of 101% of the outstanding

principal amount plus accrued and unpaid interest of

such bonds or notes CONTD

PROPOSAL #CONT: CONTD in the event of a change of              ISSUER             NO              N/A                  N/A

control of the Company, as would be provided in the

terms and conditions relating to such bonds and/or

notes; any such bond or note issue would be disclosed

 through a press release, which would summarize the

applicable change of control provision and mention

the total amount of bonds and notes already issued by

 the Company that are subject to a change of control

provision approved under this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEUTSCHE BANK AG, FRANKFURT AM MAIN

  TICKER:                  N/A                 CUSIP:   D18190898

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 financial

year with the report of the Supervisory Board, the

group financial statements and annual report, and the

 report pursuant to Sections 289(4) and 315(4) of the

 German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 793,413,523.95 as

follows: Payment of a dividend of EUR 0.75 per share

EUR 327,769,262.70 shall be carried forward Ex-

dividend and payable date: 28 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2010 FY        ISSUER            YES             FOR                  FOR

 KPMG AG, Frankfurt

PROPOSAL #6.: Renewal of the authorization to acquire        ISSUER            YES             FOR                  FOR

 own shares for trading purposes the Company shall be

 authorized to acquire and sell own shares, at prices

 not deviating more than 10% from the market price of

 the shares, on or before 30 NOV 2014; the trading

portfolio shall not exceed 5% of the Company's share

capital at the end of any given day

PROPOSAL #7.: Authorization to acquire own shares for        ISSUER            YES             FOR                  FOR

 purposes other than trading The Company shall be

authorized to acquire own shares of up to 10% of its

share capital, at prices not deviating more than 10%

from the market price of the shares, on or before 30

NOV 2014 the Board of Managing Directors shall be

authorized to sell the shares on the stock exchange

or to offer them to all shareholders, to use the

shares for acquisition purposes, to use the shares as

 employee shares, to offer the shares to third

parties at a price not materially below their market

price, and to retire the shares

PROPOSAL #8.: Authorization to use derivatives within        ISSUER            YES             FOR                  FOR

 the scope of the acquisition of own shares the

Company shall be authorized to use put or call

options and forward contracts for the purpose of

acquiring own shares as per item 7

PROPOSAL #9.: Approval of the compensation system for        ISSUER            YES         AGAINST           AGAINST

 the Board of Managing Directors as described in the

compensation report to be presented under item 1

PROPOSAL #10.: Amendments to the articles of                       ISSUER            YES             FOR                  FOR

association in connection with the Shareholder Right

Directive Implementation Law [ARUG] a) Section 17(4)

shall be appended in respect of the Board of Managing

 Directors being authorized to allow shareholders to

participate in the shareholders' meeting by

electronic means [online] b) Section 17(5) shall be

appended in respect of the Board of Managing

Directors being authorized to allow shareholders to

exercise their voting rights in writing or

electronically [absentee voting] c) Section18(3)

shall be amended in respect of the Company being able

 to facilitate proxy voting at shareholders' meetings

PROPOSAL #11.: Authorization to issue warrant or                ISSUER            YES             FOR                  FOR

convertible bonds or profit-sharing certificates, the

 creation of contingent capital, and the

corresponding amendments to the Articles of

Association the Board of Managing Directors shall be

authorized, with the consent of the Supervisory

Board, to issue bearer or registered bonds or profit-

sharing certificates of up to EUR 9 billion,

conferring a conversion or option right for new

shares of the Company, on or before 30 APR 2015;

shareholders shall be granted subscription rights,

except for the issue of bonds or profit-sharing

certificates at a price not materially below their

theoretical market value, for residual amounts, and

for the granting of such rights to holders of

conversion or option rights; the share capital shall

be increased accordingly by up to EUR 230,400,000

through the issue of up to 90,000,000 new registered

 shares, insofar as conversion and/or option rights

PROPOSAL #12.: Approval of amendments to the control         ISSUER            YES             FOR                  FOR

and profit transfer agreements, or simple profit

transfer agreements, with the following of the

Company's wholly owned subsidiaries, in accordance

with the accounting law modernisation act: a)

Deutsche Bank Private- Und Geschaeftskunden Ag; b)

Schiffsbetriebsgesellschaft Brunswik Mbh; c) Deutsche

 Immobilien Leasing Gmbh; d) Deutsche Stiftungstrust

Gmbh; e) Db Export-Leasing Gmbh; f) Db Capital

Markets [Deutschland) Gmbh; g) Rreef Management Gmbh;

 h) Nordwestdeutscher Wohnungsbautraeger Gmbh

PROPOSAL #13.: Approval of the newly concluded                   ISSUER            YES             FOR                  FOR

control and profit transfer agreem ents with the

following of the Company's wholly owned subsidiaries:

 a) Db Beteiligungs-Holding Gmbh; b) Db Finanz-

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEUTSCHE BOERSE

  TICKER:                  N/A                 CUSIP:   D1882G119

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and annual report, the re-port pursuant

to Sections 289[4] and 315[4] of the German

Commercial Code, and the proposal on the

appropriation of the distributable profit

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 400,000,000 as follows;

Payment of a dividend of EUR 2.10 per share EUR

9,519,655.90 shall be allocated to the other revenue

reserves ex-dividend and payable date 28 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval o f the new compensation                 ISSUER            YES         AGAINST           AGAINST

system for t he Board of MDs, to be found on the

Company's web site

PROPOSAL #6.: Resolution on the revision of the                 ISSUER            YES             FOR                  FOR

authorized capital II, and the corresponding

amendments to the articles of association The

existing authorized capita l II shall be revoked, the

 Board of Managing Directors shall be authorized,

with the consent of the Supervisory Board, to

increase the share capital by up to EUR 27,800,000

through the issue of new registered shares against

payment in cash and/or kind, on or be-fore 26 May

2015, shareholders shall be granted subscription

rights, except for the issue of shares at a price not

 materially below their market price, for the issue

of employee shares of up to EUR 3,000,000, for the

issue of shares for acquisition purposes, and for

PROPOSAL #7.: Resolution on the creation of                        ISSUER            YES             FOR                  FOR

authorized capital III, and the corresponding

amendments to the Articles of Association the Board

of Managing Directors shall be authorized, with the

consent of the Supervisory Board, to increase the

share capital by up to EUR 19,500,000 through the

issue of new registered shares against cash payment,

on or before 26 MAY 2015, shareholders shall be

granted subscription rights, except for residual

PROPOSAL #8.: Authorization to acquire own shares the        ISSUER            YES             FOR                  FOR

 Board of Managing Directors shall be authorized to

acquire shares of the Company of up to 10% of its

share capital, at prices neither more than 10% above,

 nor more than 20% below, the market price, on or

before 31 OCT 2011 ,the shares may be used for

acquisition purposes, issued to employees, pensioners

 and executives, sold in another manner at a price

not materially below their market price, or retired

PROPOSAL #9.: Approval of the control agreement with         ISSUER            YES             FOR                  FOR

the Company's wholly owned subsidiary Clear stream

Banking AG, effective for an indeterminate period of

time

PROPOSAL #10.: Amendments to the Articles of                       ISSUER            YES             FOR                  FOR

Association in connection with the Shareholder Right

Directive Implementation Law [ARUG] a] Section 16[4]

shall be appended in respect of the Board of Managing

 Directors being authorized to allow shareholders to

participate in the shareholders meeting by electronic

 means [online], b] Section 16[5] shall be appended

in respect of the Board of Managing Directors being

authorized to allow shareholders to exercise their

voting rights in writing or electronically [absentee

voting]

PROPOSAL #11.: Appointment of the Auditors for the            ISSUER            YES             FOR                  FOR

2010 FY; KPMG AG, Berlin entitled to vote are those

shareholders who are entered in the share register

and who register with the Company on or before 20 MAY

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEUTSCHE LUFTHANSA AG, KOELN

  TICKER:                  N/A                 CUSIP:   D1908N106

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted annual                ISSUER             NO              N/A                  N/A

financial statements, the approved consolidated

financial statements, the management reports for the

Company and the Group for the 2009 financial year,

the report of the Supervisory Board, incl. the

explanatory report of the Executive Board on the

statements pursuant to secs. 289(4) and (5), 315(4)

of Germany's Commercial Code (HGB)

PROPOSAL #2.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the Executive Board members

PROPOSAL #3.: Approval of Executive Board's acts for         ISSUER            YES             FOR                  FOR

the 2009 financial year

PROPOSAL #4.: Approval of Supervisory Board's acts            ISSUER            YES             FOR                  FOR

for the 2009 financial year

PROPOSAL #5.: Supplementary election of three                     ISSUER            YES             FOR                  FOR

Supervisory Board members: Martin Koehler, Dr. h.c.

Robert M. Kimmitt, Herbert Hainer

PROPOSAL #6.: Authorisation to purchase own shares             ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Creation of new Authorised Capital A            ISSUER            YES             FOR                  FOR

and corresponding amendment to the Articles of

PROPOSAL #8.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association on the election of Supervisory Board

members, the adoption of resolutions in the

Supervisory Board, the remuneration of Supervisory

Board members, the Annual General Meeting venue, and

the alignment to Germany's Act Implementing the

Shareholders Rights Directive (ARUG)

PROPOSAL #9.: Appointment of auditors, Group auditors        ISSUER            YES             FOR                  FOR

 and examiners to review interim reports for the 2010

 financial year

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEUTSCHE POST AG

  TICKER:                  N/A                 CUSIP:   D19225107

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and group annual report as well as the

report pursuant to Sections 289[4] and 315[ 4] of the

 German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 880,797,457.47 as

follows: payment of a dividend of EUR 0.60 per share

EUR 155,387,933.07 shall be carried for ward Ex-

dividend and payable date: 29 APR 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisor y Board

PROPOSAL #5.: Appointment of Auditors f or the 2010          ISSUER            YES             FOR                  FOR

FY: PricewaterhouseCoopers AG, Dusseldorf

PROPOSAL #6.: Authorization to acquire own shares,            ISSUER            YES             FOR                  FOR

the Company shall be authorized to acquire own shares

 of up to 10% of its share capital, at a price not

deviating more than 10% from the market price of the

shares, on or before 27 APR 2015, the Board of

Managing Directors shall be authorized to dispose of

the shares in a manner other than the stock exchange

or by way of a public offer to all shareholders if

the shares are sold at a price not materially below

their market price, and to retire the shares

PROPOSAL #7.: Approval of the use of derivatives                ISSUER            YES             FOR                  FOR

[call and put options] for the purpose of acquiring

own shares as per item 6

PROPOSAL #8.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 members of the Board of Managing Directors

PROPOSAL #9.: Re-election of Roland Oetker to the              ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #10.: Amendments of the Articles of                       ISSUER            YES             FOR                  FOR

Association in respect of the Supervisory Board

remuneration as of the 2011 FY, the fixed

remuneration shall be increased to EUR 4 0,000 and

the attendance fee to EUR 1,000 per member

PROPOSAL #11.: Further amendments to the Articles of         ISSUER            YES             FOR                  FOR

Association as follows: 11.a] Section 14 [5], the

majority of the votes cast shall be necessary for

resolutions by the Supervisory Board if there is no

other majority mandatory, in case of two election

ties after another, the Chairman shall receive two

votes; 11.b] Section 18 [2]shall be a mended in

respect of the shareholders, meeting being announced

at least 30 days prior to the date of the meeting;

11.c] Section 19 [1], in respect of shareholders

being entitled to participate and vote at the

shareholders meeting if they register with the

Company by the sixth day prior to the meeting and

provide evidence of their shareholding as per the

statutory record date; 11.d] Section 19 [2] in

respect of the Board of Managing Directors being

authorized to permit shareholders to absentee vote in

 written form or by electronic means at a

shareholders meeting;11.e] Section 19 [3], in respect

 of proxy- voting instructions being issued as

stipulated by law, the issuance/withdrawal of proxy-

voting instructions must be effected in written form;

 11.f] Section 19 [4], in respect of the Chairman of

the shareholders meeting being authorized to permit

the audiovisual transmission of the meeting; 11.g]

Section 22 [1], in respect of the Board of Managing

Directors being obliged to list the financial

statements and the group financial statements as well

 as the annual report and the group annual report for

 the past FY within the first 3 months of the current

 year and to present them to the Supervisory Board,

together with the proposal for resolution on the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEUTSCHE POSTBANK AG, BONN

  TICKER:                  N/A                 CUSIP:   D1922R109

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements, the group annual report, and the reports

 pursuant to Sections 289(4) and 315(4) o f the

German Commercial Code

PROPOSAL #2.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #3.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #4.: Appointment of Auditors for the 2010 FY        ISSUER            YES             FOR                  FOR

 : PricewaterhouseCoopers AG, Dusseldorf

PROPOSAL #5.: Election of Lawrence A. Rosen to the            ISSUER            YES         AGAINST           AGAINST

Supervisory Board

PROPOSAL #6.: Renewal of the authorization to acquire        ISSUER            YES             FOR                  FOR

 own shares for trading purposes the Company shall be

 authorized to acquire own shares, at a price not

deviating more than 10 % from the market price of the

 shares, on or before 28 APR 2015 the trading

portfolio of shares acquired for such purpose shall

not exceed 5% of the share capital at the end of any

PROPOSAL #7.: Authorization to acquire own shares for        ISSUER            YES             FOR                  FOR

 purposes other than securities trading the Company

shall be authorized to acquire own shares of up to

10% of its share capital, at prices not deviating

more than 10% from the market price of the shares, on

 or before 28 APR 2015 the authorization may be

exercised for all legally permissible purposes the

Board of Managing Directors shall be authorized to

retire the shares and to dispose of the shares in a

manner other than through the stock exchange or by

way of a rights offering if the shares are used for

mergers and acquisitions, sold at a price not

materially below their market price, or used for

satisfying conversion or option rights

PROPOSAL #8.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in accordance with the Law on the

Implementation of the Shareholder Rights Directive

(ARUG) Section 16(2), in respect of the shareholders

meeting being convened at least 30 days prior to the

meeting Section 17(2), in respect of share holders

being entitled to participate and vote at the

shareholders meeting if they register with the

Company by the sixth day prior to the meeting Section

 17(3), in respect of proxy-voting instructions being

 issued in written form Section 17(4), in respect of

the Board of Managing Directors being authorized to

permit the audiovisual transmission of the

PROPOSAL #9.: Resolution on the authorization to                ISSUER            YES             FOR                  FOR

issue convertible bonds, warrant bonds, profit-

sharing rights and/or participating bonds (together:

bonds), the creation of contingent capital, and the

corresponding amendment to the Articles of

Association the existing authorizations I and II

given by the shareholders meeting of 22 APR 2009, to

issue bonds and to create a contingent capital I and

a contingent capital II shall be revoked the Board of

 Managing Directors shall be authorized, with the

consent of the Supervisory Board, to issue bearer

and/or registered bonds of up to EUR 3,000,000,000,

conferring conversion and/or option rights for shares

 of the Company, on or before 28 APR 2015

Shareholders shall be granted subscription rights

except for residual amounts the Company's share

capital shall be increased accordingly by up to EUR

273,500,000 through the issue o f up to 109,400,000

new registered shares, insofar as conversion and/or

option rights are exercised (contingent capital)

PROPOSAL #10.: Approval of the remuneration system            ISSUER            YES         AGAINST           AGAINST

for the Board of Managing Directors entitled to vote

are those shareholders who are entered in the

Company's share register and who register with the

Company on or before 22 APR 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEUTSCHE TELEKOM AG

  TICKER:                  N/A                 CUSIP:   D2035M136

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the agreement to transfer          ISSUER            YES             FOR                  FOR

the Company's T-HOME division to its wholly owned

subsidiary T-Mobile Deutschland GmbH the Company

shall drop down all assets corresponding to the above

 mentioned division to T-Mobile Deutschland GmbH,

pursuant to Section 123(3)No.1 of the Law on the

Transformation of Companies, as per 01 JAN 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEUTSCHE TELEKOM AG, BONN

  TICKER:                  N/A                 CUSIP:   D2035M136

  MEETING DATE:      5/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and annual report, and the proposal on

the appropriation of the distributable profit

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 6,421,196,639.17 as

follows: Payment of a dividend of EUR 0.78 per share.

 EUR 3,035,281,633.45 shall be carried forward. Ex-

dividend and payable date: 04 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors during the 2009 FY

PROPOSAL #4.: Postponement of the ratification of the        ISSUER            YES             FOR                  FOR

 acts of Klaus Zumwinkel as a member of the

Supervisory Board during the 2008 FY

PROPOSAL #5.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board during the 2009 FY

PROPOSAL #6.: Approval of the compensation system for        ISSUER            YES             FOR                  FOR

 the Members of the Board of Managing Directors

PROPOSAL #7.: Appointment of Auditors for the 2010            ISSUER            YES             FOR                  FOR

FY: PricewaterhouseCoopers AG, Frankfurt, and Ernst +

 Young GmbH, Stuttgart

PROPOSAL #8.: Authorization to acquire own shares,            ISSUER            YES             FOR                  FOR

the Company shall be authorized to acquire own shares

 of up to 10% of its share capital, at prices not

deviating more than 10% from the market price of the

shares, on or before 02 NOV 2011, The Board of

Managing Directors shall be authorized to sell the

shares on the stock exchange, to offer the shares to

shareholders by way of a rights offering, to dispose

of the shares in another manner if they are sold at a

 price not materially below their market price, to

float the shares on foreign stock exchanges, to use

the shares for acquisition purposes, to use the

shares to satisfy conversion and option rights, to

use the shares as employee shares, and to retire the

PROPOSAL #9.: Election of Wulf H. Bernotat to the              ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #10.: Election of Ulrich Middelmann to the          ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #11.: Approval of the control and profit              ISSUER            YES             FOR                  FOR

transfer agreement with the Company's wholly owned

subsidiary Erste DFMG Deutsche Funkturm Ver-moegens-

GmbH

PROPOSAL #12.: Approval of the control and profit              ISSUER            YES             FOR                  FOR

transfer agreement with the Company's wholly owned

subsidiary T-Mobile Global Holding Nr. 2 GmbH

PROPOSAL #13.: Resolution on the authorization to              ISSUER            YES             FOR                  FOR

issue convertible, warrant or income bonds and/or

profit-sharing rights, the creation of contingent

capital, and the corresponding amendments to the

articles of association, the Board of Managing

Directors shall be authorized, with the consent of

the Supervisory Board, to issue bonds or profit-

sharing rights of up to EUR 6,500,000,000, conferring

 a conversion or option right for up to 429,687,500

new shares of the Company, on or before 02 MAY 2015,

shareholders shall be granted subscription rights,

except for the issue of bonds at a price not

materially below their theoretical market value, for

residual amounts, and in order to grant subscription

rights to holders of previously issued conversion and

 option rights, the existing contingent capital IV

shall be revoked, the Company's share capital shall

be increased accordingly by up to EUR 1,100,000,000

through the issue of up to 429,687,500 new shares,

insofar as conversion or option rights are exercised

[contingent :capital 2010]

PROPOSAL #14.: Approval of the revision of the                   ISSUER            YES             FOR                  FOR

Supervisory Board remuneration, and the corresponding

 amendments to the Articles of Association the fixed

remuneration per member shall be increased to EUR

30,000 for the 2010 FY and EUR 40,000 thereafter, and

 the variable remuneration amended to EUR 1,000 for

every EUR 0.02 by which the profit per share in the

second year after the FY in question exceeds that of

3 years previous, the Chairman shall receive twice,

and the Deputy Chairman one and a half times, the

PROPOSAL #15.: Amendment to section 2 of the Articles        ISSUER            YES             FOR                  FOR

 of Association to reflect the expansion of the

object of the Company

PROPOSAL #16.: Amendment to section 14 of the                     ISSUER            YES             FOR                  FOR

Articles of Association in respect of the deadline

for announcing the shareholders' meeting being 30

days prior to the meeting, extended by the length of

the registration period

PROPOSAL #17.: Amendment to section 15 of the                     ISSUER            YES             FOR                  FOR

Articles of Association in respect of the

authorization of the Company to transmit the

shareholders' meeting by audiovisual means

PROPOSAL #18.: Amendment to section 16 of the                     ISSUER            YES             FOR                  FOR

Articles of Association in respect of participation

in the shareholders' meeting by electronic means

PROPOSAL #19.: Amendment to section 16 of the                     ISSUER            YES             FOR                  FOR

Articles of Association in respect of absentee voting

 at the shareholders' meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEXIA SA, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B3357R218

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Communication of the Management report          ISSUER             NO              N/A                  N/A

from the Board of Directors, and the reports of the

Auditor for the FY 2009 and the annual and the

consolidated financial statements

PROPOSAL #II.1: Approve the financial statements for         ISSUER             NO              N/A                  N/A

the 2009 FY

PROPOSAL #II.2: Approve to allocate the profit                    ISSUER             NO              N/A                  N/A

PROPOSAL #II.3: Grant discharge to the Directors                ISSUER             NO              N/A                  N/A

PROPOSAL #II.4: Grant discharge to the Auditor                    ISSUER             NO              N/A                  N/A

PROPOSAL #II.5: Appointment of Mr. Stefaan Decraene          ISSUER             NO              N/A                  N/A

as a Director, for a new mandate and for a term of 4

PROPOSAL #II.6: Appointment of Mr. Robert De Metz as         ISSUER             NO              N/A                  N/A

a Director, for a new mandate and for a term of 4

PROPOSAL #II.7: Appointment of Mr. Christian                       ISSUER             NO              N/A                  N/A

Giacomotto as a Director, for a new mandate and for a

 term of 4 years expiring at the close of the 2014

ordinary Shareholders' meeting

PROPOSAL #II.8: Appointment of Mr. Bernard Thiry as a        ISSUER             NO              N/A                  N/A

 Director, for a new mandate and for a term of 4 years

PROPOSAL #II.9: Appointment of Ms. Brigitte Chanoine         ISSUER             NO              N/A                  N/A

as a Director for a term of 4 years

PROPOSAL #II.10: Appointment of Ms. Isabelle Bouillot        ISSUER             NO              N/A                  N/A

 as a Director for a term of 4 years

PROPOSAL #II.11: Appointment of Mr. Olivier Bourges          ISSUER             NO              N/A                  N/A

as a Director, for a new mandate and for a term of 4

PROPOSAL #II.12: Appointment of Mr. Hubert Reynier as        ISSUER             NO              N/A                  N/A

 a Director, for a new mandate and for a term of 4

PROPOSAL #II.13: Appointment of Mr. Gilles Benoist as        ISSUER             NO              N/A                  N/A

 a Director for a term of 4 years

PROPOSAL #II.14: Appointment of Mr. Serge Kubla as a         ISSUER             NO              N/A                  N/A

Director for a term of 4 years

PROPOSAL #II.15: Appointment of Mr. Marc Tinant as a         ISSUER             NO              N/A                  N/A

Director for a term of 4 years

PROPOSAL #II.16: Approve to confirm that the                       ISSUER             NO              N/A                  N/A

Directors listed effectively fulfill the criteria for

 independence established in the Article 526 ter of

the Company Code, for the requirements of the

procedure described in Article 524 of the code

PROPOSAL #E.I: Approve the authorization to increase         ISSUER             NO              N/A                  N/A

the capital within the limits of the authorized

capital in a period of a public take-over bid

PROPOSAL #E.II: Approve the authorization to acquire         ISSUER             NO              N/A                  N/A

and to dispose of the Company's own shares in order

to prevent the Company from suffering any serious and

 imminent loss

PROPOSAL #E.III: Approve to cancel existing                        ISSUER             NO              N/A                  N/A

subscription rights [warrants], to issue subscription

 rights and to increase the capital

PROPOSAL #E.IV: Approve to increase the share capital        ISSUER             NO              N/A                  N/A

 by capitalization of the reserves and to issue bonus

 shares

PROPOSAL #E.V: Amend the Articles of Association in          ISSUER             NO              N/A                  N/A

order to rectify a technical error that occurred

during the modification of the Articles of

Association on 24 JUN 2009

PROPOSAL #E.Vi: Approve to give the necessary powers         ISSUER             NO              N/A                  N/A

within the Company to ensure the execution of the

solutions passed by the present ordinary and

extraordinary Shareholders' meetings and in

particular to ensure the fulfillment of the

formalities necessary to the coordination of the

Company's Articles of Association and the publication

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DIAGEO PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G42089113

  MEETING DATE:      10/14/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts 2009             ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report 2009

PROPOSAL #3.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect L.M. Danon [Audit, Nomination,        ISSUER            YES             FOR                  FOR

 Remuneration] as a Director

PROPOSAL #5.: Re-elect Lord Hollick [Audit,                        ISSUER            YES             FOR                  FOR

Nomination, Remuneration, Chairman of Committee] as a

 Director

PROPOSAL #6.: Re-elect P.S. Walsh [Executive,                     ISSUER            YES             FOR                  FOR

Chairman of Committee] as a Director

PROPOSAL #7.: Elect P.B. Bruzelius [Audit,                          ISSUER            YES             FOR                  FOR

Nomination, Remuneration] as a Director

PROPOSAL #8.: Elect B.D. Holden [Audit, Nomination,          ISSUER            YES             FOR                  FOR

Remuneration] as a Director

PROPOSAL #9.: Re-appoint the Auditor                                     ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Approve the remuneration of the Auditor      ISSUER            YES             FOR                  FOR

PROPOSAL #11.: Grant authority to allot shares                    ISSUER            YES             FOR                  FOR

PROPOSAL #12.: Approve the disapplication of pre-               ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #13.: Grant authority to purchase own                   ISSUER            YES             FOR                  FOR

ordinary shares

PROPOSAL #14.: Grant authority to make political                ISSUER            YES         AGAINST           AGAINST

donations and/or to incur political expenditure in

the EU

PROPOSAL #15.: Adopt the Diageo Plc 2009                              ISSUER            YES             FOR                  FOR

Discretionary Incentive Plan

PROPOSAL #16.: Adopt the Diageo Plc 2009 Executive            ISSUER            YES             FOR                  FOR

Long Term Incentive Plan

PROPOSAL #17.: Adopt Diageo Plc International                     ISSUER            YES             FOR                  FOR

Sharematch Plan 2009

PROPOSAL #18.: Grant authority to establish                        ISSUER            YES             FOR                  FOR

International Share Plans

PROPOSAL #19.: Adopt Diageo Plc 2009 Irish Sharesave         ISSUER            YES             FOR                  FOR

Scheme

PROPOSAL #20.: Amend the Rules of Diageo Plc                       ISSUER            YES             FOR                  FOR

Executive Share Option Plan

PROPOSAL #21.: Amend the Rules of Diageo Plc 2008              ISSUER            YES             FOR                  FOR

Senior Executive Share Option Plan

PROPOSAL #22.: Amend the Rules of Diageo Plc Senior          ISSUER            YES             FOR                  FOR

Executive Share Option Plan

PROPOSAL #23.: Approve the reduced notice of a                   ISSUER            YES             FOR                  FOR

general meeting other than an AGM

PROPOSAL #24.: Adopt the Articles of Association                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DNB NOR ASA, OSLO

  TICKER:                  N/A                 CUSIP:   R1812S105

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the EGM by the Chairman of          ISSUER            YES             FOR                  FOR

the Supervisory Board

PROPOSAL #2.: Approve the notice and agenda                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Elect 1 person to co- sign the minutes         ISSUER            YES             FOR                  FOR

of the EGM together with the Chairman of the meeting

PROPOSAL #4.: Approve to increase the share capital          ISSUER            YES             FOR                  FOR

by minimum NOK 1 400,000,000 and maximum NOK

14,000,000,000, from NOK 13,326,536,150 to minimum

NOK 14,726,536,150 and maximum NOK 27,326,536,150, by

 the issuance of minimum 140,000,000 and maximum

1,400,000,000 new shares, each with a nominal value

of NOK 10; shareholders who are registered in the

Company's shareholder register as at 24 NOV 2009

shall have preferential rights to subscribe for the

new shares corresponding to their pro rata holdings

of shares in the Company, tradable subscription

rights will be issued, oversubscription and

subscription without subscription rights are

permitted; the Company shall prepare a prospectus

that shall be approved by the Oslo Stock Exchange in

connection with the rights offering, unless the Board

 of Directors decides otherwise, the prospectus shall

 not be registered with or approved by any foreign

prospectus authority, the new shares cannot be

subscribed for by investors in jurisdictions in which

 it is not permitted to offer new shares, with

respect to any shareholder that in the Company's view

 is not entitled to subscribe for new shares due to

limitations imposed by laws or regulations of the

jurisdiction where such shareholder is a resident or

citizen, the Company or someone appointed or

instructed by it may sell such shareholder's

subscription rights against transfer of the net

proceeds from such sale to the shareholder;

allocation of the new shares shall be made by the

Board of Directors, the following allocation criteria

 shall apply: allocation will be made to subscribers

on the basis of granted and acquired subscription

rights which have been validly exercised during the

subscription period; If not all subscription rights

are exercised, subscribers having exercised their

subscription rights and who have over-subscribed will

 be allocated additional new shares on a pro rata

basis based on the number of subscription rights

exercised by each such subscribe, to the extent that

pro rata allocation is not possible, the Company will

 determine the allocation by the drawing of lot; new

shares not allocated pursuant to this resolution

above will be allocated to subscribers not holding

subscription rights, allocation will be sought made

on a pro rata basis based on the relevant

subscription amounts, provided, however, that such

allocations may be rounded down to the nearest round

lot, which is 200 share; new shares not allocated

pursuant to this resolution above will be subscribed

by, and allocated to, the underwriters or investors

appointed by the underwriters based on and in

accordance with the underwriting obligations of the

respective underwriters; the subscription price in

the rights offering shall be between NOK 10 and NOK

100 per share, the subscription amount shall be paid

in cash; the subscription period shall commence on 26

 NOV 2009 and end at 17:30 (CET) on 10 DEC 2009,

however, if the prospectus is not approved in time to

 maintain this subscription period, the subscription

PROPOSAL #5.: Amend the Articles 3-4, 7-1, and 9-1 of        ISSUER            YES             FOR                  FOR

 the Company's Articles of Association with effect

from the time the amendments are approved by the

Financial Supervisory Authority of Norway

[Kredittilsynet], as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DNB NOR ASA, OSLO

  TICKER:                  N/A                 CUSIP:   R1812S105

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the general meeting by the            ISSUER            YES             FOR                  FOR

Chairman of the supervisory Board

PROPOSAL #2: Approve the notice of the general                   ISSUER            YES             FOR                  FOR

meeting and the agenda

PROPOSAL #3: Election of the person to sign the                 ISSUER            YES             FOR                  FOR

minutes of the general meeting along with

PROPOSAL #4: Approve the remuneration rates for                 ISSUER            YES             FOR                  FOR

members of the supervisory Board, control committee

and election committee

PROPOSAL #5: Approve the Auditor's remuneration                  ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the 2009 annual report and                 ISSUER            YES             FOR                  FOR

accounts, including the distribution of dividends and

 group contributions

PROPOSAL #7: Election of Members to the Supervisory          ISSUER            YES             FOR                  FOR

Board with a term of Office until the AGM in 2012:

Nils Halvard Bastiansen, Baerum [re-election], Toril

Eidesvik, Bergen [re-election], Carnilla Marianne

Grieg, Bergen [New Member], Eldbjorg Lower, Kongsberg

 [Re-election], Per Otterdahl Miller, Skien [New

Member], Dag J. Opedal, Oslo [Re-election], Ole

Robert Reitan, Nesoya [New Member], Gudrun B.

Rollefsen, Hammerfest [Re-election], Arthur

Sletteberg, Stabekk [Re-election], Hanne Rigmor

Egenaess Wiig, Halden [Re-election]; re-election of

Herbjorn Hansson, Sandefjord as a Member to the

Supervisory Board, with a term of office until the

AGM in 2011; election of Elsbeth Sande Tronstad, Oslo

 as a new deputy with a term of office of one year

PROPOSAL #8: Re-election of Eldbjorg Lower,                        ISSUER            YES             FOR                  FOR

Kongsberg, Per Otterdahl Moller, Skien, Arthur

Sletteberg, Stabekk, Rejer Ola Soberg as Members of

the Election Committee with a term of office until

PROPOSAL #9: Authorize the Board of Directors for the        ISSUER            YES             FOR                  FOR

 repurchase of shares

PROPOSAL #10: Approve the statement from the Board of        ISSUER            YES             FOR                  FOR

 Directors in connection with remuneration to senior

executives

PROPOSAL #11.a: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Approve the special

remuneration or Broad shared financial responsibility

 and common interests

PROPOSAL #11.b: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Approve the reforms to ensure

sound Corporate Governance by changing- strengthening

 the competence and independence of Governing Bodies

PROPOSAL #11.c: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Approve the reversal of

authority to the general meeting

PROPOSAL #11.d: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Approve the cultivation of

individual roles in the group to strengthen risk

Management and capital

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DRAX GROUP PLC, SELBY

  TICKER:                  N/A                 CUSIP:   G2904K127

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Director's                   ISSUER            YES             FOR                  FOR

report, Auditor's report and accounts

PROPOSAL #2.: Approve the Director's remuneration              ISSUER            YES             FOR                  FOR

report

PROPOSAL #3.: Declare the final dividend of 9.6 pence        ISSUER            YES             FOR                  FOR

 per share

PROPOSAL #4.: Re-election of Peter Emery as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5.: Re-election of Mike Grasby as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #6.: Re-appointment Deloitte LLP as the                ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #7.: Grant authority to determine the                   ISSUER            YES             FOR                  FOR

Auditors' remuneration

PROPOSAL #8.: Grant authority to allot shares                      ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Grant authority to make EU political            ISSUER            YES             FOR                  FOR

donations to a specified limit

PROPOSAL #10.: Grant authority to make non pre-                  ISSUER            YES             FOR                  FOR

emptive share allotments

PROPOSAL #11.: Grant authority to purchase own shares        ISSUER            YES             FOR                  FOR

PROPOSAL #12.: Adopt new Articles of Association                ISSUER            YES             FOR                  FOR

PROPOSAL #13.: Grant authority to call a general                ISSUER            YES             FOR                  FOR

meeting on not less than 14 days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DSV AS, BRONDBY

  TICKER:                  N/A                 CUSIP:   K3013J154

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report of Supervisory Board         ISSUER            YES             FOR                  FOR

and Executive Board on the Company activities in 2009

PROPOSAL #2: Approve the presentation of the 2009              ISSUER            YES             FOR                  FOR

annual report with the Audit report for adoption and

proposal for emoluments of Supervisory Board Members

PROPOSAL #3: Approve the resolution regarding                     ISSUER            YES             FOR                  FOR

application of profits or covering of losses as per

the adopted 2009 annual report; the Supervisory Board

 proposes dividends of DKK 0.25 per share

PROPOSAL #4.1: Re-elect Kurt K. Larsen for the                   ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #4.2: Re-elect Erik B. Pedersen for the                ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #4.3: Re-elect Per Skov for the Supervisory         ISSUER            YES             FOR                  FOR

Board

PROPOSAL #4.4: Re-elect Kaj Christiansen for the                ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #4.5: Re-elect Annette Sadolin for the                 ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #4.6: Election of Birgit W. Norgaard for the        ISSUER            YES             FOR                  FOR

 Supervisory Board

PROPOSAL #5: Appointment of KPMG, Statsautoriseret            ISSUER            YES             FOR                  FOR

Revisionpartnerselskab  Central

PROPOSAL #6.1: Authorize the Supervisory Board to              ISSUER            YES         AGAINST           AGAINST

acquire treasury shares and to amend the Company's

Articles of Association accordingly, as specified on

the proposed Article 4c for the Company's Articles of

 Association

PROPOSAL #6.2: Grant authority to issue convertible          ISSUER            YES             FOR                  FOR

debt instruments and warrants for a nominal amount of

 up to DKK 25 million and to amend the Company's

Articles of Association accordingly, as specified on

the proposed Article 4d for the Company's Articles of

 Association

PROPOSAL #6.3: Amend the Company's current general            ISSUER            YES             FOR                  FOR

guidelines for incentive pay for the Management and

Staff of DSV A/S as specified

PROPOSAL #6.4: Amend the Articles of Association as a        ISSUER            YES             FOR                  FOR

 consequence of the new Companies Act; amend Article

1, 11 and 13 and the wording of Article 5, 5a, 7,8,

9, 10 and to insert Article 12 and 13 provision into

the Company's Articles of Association as a new

Article and the Articles of Association as a

consequence of the entry into force of Act No. 470 of

 12 JUN 2009 on public and private Companies  the

Companies Act  including a new adoption of a revised

appendix 1 to the Articles of Association

PROPOSAL #6.5: Adopt various other amendments to the         ISSUER            YES             FOR                  FOR

Articles of Association: amend the wording of Article

 4, 4a, 4b, 4c, 4d, 6 and amend Article 7, 8 as

specified

PROPOSAL #7: Transact any other business                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  E.ON AG

  TICKER:                  N/A                 CUSIP:   D24914133

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted Annual                ISSUER             NO              N/A                  N/A

Financial Statements and the Consolidated Financial

Statements for the 2009 financial year, along with

the Management Report Summary for E.ON AG and the

E.ON Group and the Report of the Supervisory Board as

 well as the Explanatory Report of the Board of

Management regarding the statements pursuant to

Sections 289 para. 4, 315 para. 4 and Section 289

para.5 German Commercial Code (Handelsgesetzbuch-HGB).

PROPOSAL #2.: Appropriation of balance sheet profits         ISSUER            YES             FOR                  FOR

from the 2009 financial year

PROPOSAL #3.: Discharge of the Board of Management            ISSUER            YES             FOR                  FOR

for the 2009 financial year

PROPOSAL #4.: Discharge of the Supervisory Board for         ISSUER            YES             FOR                  FOR

the 2009 financial year

PROPOSAL #5.: Approval of the compensation system              ISSUER            YES             FOR                  FOR

applying to the Members of the Board of Management

PROPOSAL #6.a: Election of PricewaterhouseCoopers              ISSUER            YES             FOR                  FOR

Aktiengesellschaft Wirtschaftspruefungsgesellschaft,

Duesseldorf, as the auditor for the annual as well as

 the consolidated financial statements for the 2010

financial year

PROPOSAL #6.b: Election of PricewaterhouseCoopers              ISSUER            YES             FOR                  FOR

Aktiengesellschaft Wirtschaftspruefungsgesellschaft,

Duesseldorf, as the auditor for the inspection of the

 abbreviated financial statements and the interim

management report for the first half of the 2010

financial year

PROPOSAL #7.: Authorization for the acquisition and          ISSUER            YES             FOR                  FOR

use of treasury shares

PROPOSAL #8.: Authorization for the issue of option          ISSUER            YES             FOR                  FOR

or convertible bonds, profit participation rights or

participating bonds and for the exclusion of

subscription rights as well as the creation of a

Conditional Capital

PROPOSAL #9: Amendment to Section 20 of the Articles         ISSUER            YES             FOR                  FOR

of Association in view of the Act for the

Implementation of the Shareholder Rights Directive

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EDF S A

  TICKER:                  N/A                 CUSIP:   F2940H113

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts for the year        ISSUER            YES             FOR                  FOR

 ending 31 DEC 2009

PROPOSAL #2: Approve the consolidated accounts for            ISSUER            YES             FOR                  FOR

the year ending 31 DEC 2009

PROPOSAL #3: Approve the allocation of the result for        ISSUER            YES             FOR                  FOR

 the year ending 31 DEC 2009, as stated in the annual

 accounts, and setting of the dividend

PROPOSAL #4: Approve the agreements specified in                ISSUER            YES             FOR                  FOR

Article L. 225-38 of the Code du Commerce  Commercial

 Code

PROPOSAL #5: Approve the additional Directors'                   ISSUER            YES             FOR                  FOR

attendance fees allocated to the Board of Directors

for the year 2009

PROPOSAL #6: Approve the Directors' attendance fees          ISSUER            YES             FOR                  FOR

allocated to the Board of Directors

PROPOSAL #7: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

operate on Company shares

PROPOSAL #E.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

issue shares or tangible assets maintaining

shareholders' preferential subscription rights

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

issue, through public offers, shares or tangible

assets with suppression of shareholders' preferential

 subscription rights

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue, through public offers as specified in Article

L. 411-2 II of the Code Monetaire et Financier

Monetary and Financial Code , shares or tangible

assets with suppression of shareholders' preferential

 subscription rights

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of securities to be issued in the

 event of an increase in capital stock with or

without a preferential subscription right

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock by incorporating reserves,

profits, premia or other sums whose capitalization is

 permitted

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock in payment for a public

exchange offer initiated by the Company

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock to remunerate contributions in

 kind given to the Company

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock to the benefit of members of

the savings plan

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce capital stock

PROPOSAL #E.17: Grant powers for formalities                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EDP RENOVAVEIS, SA, OVIEDO

  TICKER:                  N/A                 CUSIP:   E3847K101

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve, the individual annual accounts         ISSUER             NO              N/A                  N/A

of Edp Renovaveis, S.A.  balance sheet, profit and

loss account, changes to the net assets, cash flow

statement and notes , as well as those consolidated

with its subsidiaries balance sheet, profit and loss

account, changes to the net assets, cash flow

statement and notes , for the FYE on 31 DEC 2009

PROPOSAL #2: Approve the proposed application of                ISSUER             NO              N/A                  N/A

results for the FYE on 31 DEC 2009

PROPOSAL #3: Approve the individual management report        ISSUER             NO              N/A                  N/A

 of EDP Renovaveis, S.A., the consolidated management

 report with its subsidiaries, and its Corporate

Governance Report, for the FYE on 31 DEC 2009

PROPOSAL #4: Approve the management conducted by the         ISSUER             NO              N/A                  N/A

Board of Directors during the FYE on 31 DEC 2009

PROPOSAL #5: Approve the remuneration policy for the         ISSUER             NO              N/A                  N/A

managers of the Company

PROPOSAL #6: Amend Resolutions 1 and 2 of Article 17         ISSUER             NO              N/A                  N/A

of the Articles of Association Edp Renovaveis, S.A.

Constitution of the General Meeting, Agreements

adoption , with the purpose to adapt the required

quorums for the validly constitution of the General

Meeting, to the minimum established under Law

PROPOSAL #7: Authorize the Board of Directors for the        ISSUER             NO              N/A                  N/A

 derivative acquisition and sale of own shares by the

 Company and/or other affiliate companies to the

maximum limit established by the Law and in

accordance with its terms

PROPOSAL #8: Re-appoint the Auditors of Edp                        ISSUER             NO              N/A                  N/A

Renovaveis S.A., of Kpmg Auditores, S.L. recorded in

the Official Register of Auditors under number S0702

and with Tax Identification Number B-78510153, for

PROPOSAL #9: Approve the option for the Consolidated         ISSUER             NO              N/A                  N/A

Tax Regime regulated in Articles 6 et Seq of Real

Decreto-Legislativo 4 / 2004 of 5 March, which

approves the revised text of the Corporate Income Tax

 Law, as member of the Tax Group whose dominant

entity is Edp Energias De Portugal, S.A., Sucursal En

 Espa A, wit Tax Identification Number W0104919F

PROPOSAL #10: Approve the delegation of powers to the        ISSUER             NO              N/A                  N/A

 formalization and implementation of all resolutions

adopted at the General Shareholders Meeting, for the

purpose of celebrating the respective public deed and

 to permit its interpretation, correction, addition

or development in order to obtain the appropriate

registrations

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EDP-ENERGIAS DE PORTUGAL SA, LISBOA

  TICKER:                  N/A                 CUSIP:   X67925119

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the individual and consolidated        ISSUER             NO              N/A                  N/A

 accounts and reporting documents for the 2009 FY,

including the sole Management report (which includes

a Chapter regarding Corporate Governance), the

individual accounts and consolidated accounts, the

annual report and the opinion of the gene

PROPOSAL #2.: Approve the allocation of profits in            ISSUER             NO              N/A                  N/A

relation to the 2009 FY

PROPOSAL #3.: Approve the general appraisal of the            ISSUER             NO              N/A                  N/A

Management and Supervision of the Company, in

accordance with Article 455 of the Portuguese

Companies Code

PROPOSAL #4.: Authorize the Executive Board of                   ISSUER             NO              N/A                  N/A

Directors for the acquisition and sale of treasury

stock by EDP and subsidiaries of EDP

PROPOSAL #5.: Authorize the Executive Board of                   ISSUER             NO              N/A                  N/A

Directors for the acquisition and sale of treasury

bonds by EDP and subsidiaries of EDP

PROPOSAL #6: Approve the members of the Executive              ISSUER             NO              N/A                  N/A

Board of Directors Remuneration Policy presented by

the remuneration Committee of the general and

Supervisory Board

PROPOSAL #7.: Approve the remaining members of                   ISSUER             NO              N/A                  N/A

Corporate bodies Remuneration Policy presented by the

 remuneration Committee elected by the general

shareholders meeting

PROPOSAL #8: Approve to resolve on the election of a         ISSUER             NO              N/A                  N/A

general and supervisory Board Member

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EFG EUROBANK ERGASIAS S A

  TICKER:                  N/A                 CUSIP:   X1898P101

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for            ISSUER             NO              N/A                  N/A

the YE 31 DEC 2009, Directors' and Auditors' Reports,

 distribution of profits

PROPOSAL #2.: Grant discharge to the Board of                     ISSUER             NO              N/A                  N/A

Directors and the Auditors from all responsibility

for indemnification in relation to the FY 2009

PROPOSAL #3.: Appointment of Auditors for the FY 2010        ISSUER             NO              N/A                  N/A

 and approve to determine their fees

PROPOSAL #4.: Appointment of new Board of Directors,         ISSUER             NO              N/A                  N/A

including two independent non-executive members of

the Board and appointment of the members of the Audit

 Committee

PROPOSAL #5.: Approve the remuneration of Directors          ISSUER             NO              N/A                  N/A

and agreements in accordance with Articles 23a and 24

 of Company Law 2190/1920

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EIFFAGE SA

  TICKER:                  N/A                 CUSIP:   F2924U106

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.3: Approve the allocation of income                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approve the Agreements pursuant to              ISSUER            YES         AGAINST           AGAINST

Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Grant the Authorization to the Board          ISSUER            YES             FOR                  FOR

of Directors to acquire shares of the Company

PROPOSAL #O.6: Approve the renewal of Mr. Jean-Claude        ISSUER            YES         AGAINST           AGAINST

 Kerboeuf as the Board Member

PROPOSAL #O.7: Approve the renewal of Mr. Jean-                  ISSUER            YES         AGAINST           AGAINST

Francois Roverato as the Board Member

PROPOSAL #E.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

cancel treasury shares

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

increase the share capital by issuing shares,

securities and equity warrants with preferential

subscription rights

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of securities issued in the event

 of surplus demands

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing shares and

securities in remuneration for the contribution in

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

allocate options to purchase shares to the employees

and officers of the group

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

increase the share capital by issuing shares reserved

 to employees

PROPOSAL #E.14: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELAN CORP PLC

  TICKER:                  N/A                 CUSIP:   G29539106

  MEETING DATE:      7/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for            ISSUER            YES             FOR                  FOR

the YE 31 DEC 2008 together with the reports of the

Directors and the Auditors thereon

PROPOSAL #2.: Re-elect Mr. Shane Cooke, who retires          ISSUER            YES             FOR                  FOR

from the Board by rotation in accordance with the

Articles of Association

PROPOSAL #3.: Re-elect Dr. Lars Ekman, who retires            ISSUER            YES             FOR                  FOR

from the Board by rotation in accordance with the

Articles of Association

PROPOSAL #4.: Re-elect Mr. Gary Kennedy, who retires         ISSUER            YES             FOR                  FOR

from the Board by rotation in accordance with the

Articles of Association

PROPOSAL #5.: Re-elect Mr. Patrick Kennedy, who                 ISSUER            YES             FOR                  FOR

retires from the Board by rotation in accordance with

 the Articles of Association

PROPOSAL #6.: Re-elect Mr. Kieran McGowan, who                   ISSUER            YES             FOR                  FOR

retires from the Board by rotation in accordance with

 the Articles of Association

PROPOSAL #7.: Re-elect Mr. G. Kelly Martin, who                 ISSUER            YES             FOR                  FOR

retires from the Board by rotation in accordance with

 the Articles of Association

PROPOSAL #8.: Re-elect Mr. Kyran Mc Laughlin, who              ISSUER            YES             FOR                  FOR

retires from the Board in accordance with the

Combined Code

PROPOSAL #9.: Re-elect Mr. Donal O'Connor, who                   ISSUER            YES             FOR                  FOR

retires from the Board by rotation in accordance with

 the Articles of Association

PROPOSAL #10.: Elect Mr. Vaughn Bryson to the Board          ISSUER            YES             FOR                  FOR

with effect from the end of the meeting

PROPOSAL #11.: Elect Mr. Richard Pilnik to the Board         ISSUER            YES             FOR                  FOR

with effect from the end of the meeting

PROPOSAL #12.: Elect Mr. Jack Schuler to the Board            ISSUER            YES             FOR                  FOR

with effect from the end of the meeting

PROPOSAL #13.: Authorize the Directors to fix the              ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #14.: Grant authority for the electronic              ISSUER            YES             FOR                  FOR

communications with shareholders

PROPOSAL #15.: Authorize the Directors to issue                 ISSUER            YES             FOR                  FOR

securities

PROPOSAL #S.16: Grant authority for the                               ISSUER            YES             FOR                  FOR

disapplication of pre-emption rights on the allotment

 of up to 40 million shares

PROPOSAL #S.17: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases of its own shares

PROPOSAL #S.18: Approve to set the re-issue price              ISSUER            YES             FOR                  FOR

range for treasury shares

PROPOSAL #S.19: Amend the Articles of Association               ISSUER            YES             FOR                  FOR

PROPOSAL #S.20: Grant authority for 14 day notice              ISSUER            YES             FOR                  FOR

period for Extraordinary General Meetings

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELAN CORP PLC

  TICKER:                  N/A                 CUSIP:   G29539106

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements for the        ISSUER            YES             FOR                  FOR

 YE 31 DEC 2009 together with the reports of the

Directors and the Auditors thereon

PROPOSAL #2: Re-elect Mr. Kieran McGowan, who retires        ISSUER            YES             FOR                  FOR

 from the Board by rotation in accordance with the

requirements of the Combined Code

PROPOSAL #3: Re-elect Mr. Kyran McLaughlin, who                 ISSUER            YES             FOR                  FOR

retires from the Board by rotation in accordance with

 the requirements of the Combined Code

PROPOSAL #4: Elect Dr. Dennis Selkoe, who retires              ISSUER            YES             FOR                  FOR

from the Board by rotation in accordance with the

Articles of Association

PROPOSAL #5: Authorize the Directors to fix the                 ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #6: Authorize the Directors to issue                     ISSUER            YES             FOR                  FOR

securities

PROPOSAL #7: Approve to increase the issued share              ISSUER            YES             FOR                  FOR

capital of the Company

PROPOSAL #S.8: Amend the Memorandum and Articles of          ISSUER            YES             FOR                  FOR

Association

PROPOSAL #S.9: Authorize the Directors to allot                 ISSUER            YES         AGAINST           AGAINST

securities for cash

PROPOSAL #S.10: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases of its own shares

PROPOSAL #S.11: Approve to set the re-issue price              ISSUER            YES             FOR                  FOR

range for treasury shares

PROPOSAL #S.12: Grant authority for 14 day notice              ISSUER            YES             FOR                  FOR

period for EGMs

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELECTRICITE DE FRANCE EDF

  TICKER:                  N/A                 CUSIP:   F2940H113

  MEETING DATE:      11/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #E.1: Approve to modify the Article 25 of            ISSUER            YES             FOR                  FOR

the Statutes

PROPOSAL #O.2: Approve the renewal of Mr. Bruno                 ISSUER            YES         AGAINST           AGAINST

Lafont's mandate as a Board Member

PROPOSAL #O.3: Approve the renewal of Mr. Henri                 ISSUER            YES         AGAINST           AGAINST

Proglio's mandate as a Board Member

PROPOSAL #O.4: Appoint Mrs. Mireille Faugere as a              ISSUER            YES         AGAINST           AGAINST

Board Member

PROPOSAL #O.5: Appoint Mr. Philippe Crouzet as a                ISSUER            YES         AGAINST           AGAINST

Board Member

PROPOSAL #O.6: Appoint Lord Michael Jay of Ewelme as         ISSUER            YES         AGAINST           AGAINST

a Board Member

PROPOSAL #O.7: Appoint Mr. Pierre Mariani as a Board         ISSUER            YES         AGAINST           AGAINST

Member

PROPOSAL #O.8: Approve to deposit the dividend in              ISSUER            YES             FOR                  FOR

shares; authorize the Board of Directors

PROPOSAL #O.9: Grant powers for formalities                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELECTROLUX AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W24713120

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of Marcus Wallenberg as                     ISSUER            YES             FOR                  FOR

Chairman of the AGM

PROPOSAL #2: Preparation and approval of the voting          ISSUER            YES             FOR                  FOR

list

PROPOSAL #3: Approval of the agenda                                       ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of two minutes-checkers                      ISSUER            YES             FOR                  FOR

PROPOSAL #5: Determination as to whether the meeting         ISSUER            YES             FOR                  FOR

has been properly convened

PROPOSAL #6: Presentation of the Annual Report and            ISSUER            YES             FOR                  FOR

the Audit Report as well as the Consolidated Accounts

 and the Audit Report for the Group

PROPOSAL #7: Approve the speech by the President,              ISSUER            YES             FOR                  FOR

Hans Straberg

PROPOSAL #8: Adopt the Income Statement and the                 ISSUER            YES             FOR                  FOR

Balance Sheet as well as the Consolidated Income

Statement and the Consolidated Balance Sheet

PROPOSAL #9: Grant discharge from liability of the            ISSUER            YES             FOR                  FOR

Directors and the President

PROPOSAL #10: Approve the dividend for 2009 of SEK 4         ISSUER            YES             FOR                  FOR

per share and Tuesday, 06 APR 2010, as Record Date

for the dividend, Subject to resolution by the

General Meeting in accordance with this proposal,

dividend is expected to be distributed by Euroclear

Sweden on Friday, 09 APR 2010

PROPOSAL #11: Approve to determine the number of                ISSUER            YES             FOR                  FOR

Directors at 9 and no Deputy Directors, the

Nomination Committee has informed the Company that

the proposal for Board of Directors may be increased

by 1 more Director, if so, the proposal will be

announced before the General Meeting

PROPOSAL #12: Approve the Directors fees shall be              ISSUER            YES             FOR                  FOR

unchanged for each Director compared with previous

year's fees and be as follows: SEK 1,600,000 to the

Chairman of the Board of Directors, SEK 550,000 to

the Deputy Chairman of the Board of Directors and SEK

 475,000 to each of the other Directors appointed by

the AGM but not employed by Electrolux and, for

committee work, to the Members who are appointed by

the Board of Directors: SEK 200,000 to the Chairman

of the Audit Committee and SEK 85,000 to each of the

other members of the Committee and SEK 120,000 to the

 Chairman of the Remuneration Committee and SEK

55,000 to each of the other members of the Committee;

PROPOSAL #13: Re-election of Messrs. Marcus                        ISSUER            YES             FOR                  FOR

Wallenberg, Peggy Bruzelius, Torben Ballegaard

Sorensen, Hasse Johansson, John S. Lupo, Barbara

Milian Thoralfsson, Johan Molin, Hans Straberg and

Caroline Sundewall to the Board of Directors and

Marcus Wallenberg as Chairman of the Board of

PROPOSAL #14: Re-election of PricewaterhouseCoopers          ISSUER            YES             FOR                  FOR

AB as Auditor for the period until the AGM 2014

PROPOSAL #15: Approve the nomination committee                   ISSUER            YES             FOR                  FOR

process on the specified terms

PROPOSAL #16: Approve the guidelines for remuneration        ISSUER            YES             FOR                  FOR

 and other terms of employment for the Electrolux

Group Management  Group Management  on the specified

PROPOSAL #17: Approve to implement a performance                ISSUER            YES             FOR                  FOR

based, long-term share program for 2010 the Share

Program 2010 , with the specified terms and conditions

PROPOSAL #18.A: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 the period until the next AGM, to resolve on

acquisitions of shares in the Company as: the Company

 may acquire as a maximum so many B-shares that,

following each acquisition, the Company holds at a

maximum 10% of all shares issued by the company, the

shares may be acquired on NASDAQ OMX Stockholm,

acquisition of shares may only be made at a price per

 share at each time within the prevailing price

interval for the share, payment for the shares shall

be made in cash; the purpose of the proposal is to be

 able to adapt the Company's capital structure,

thereby contributing to increased shareholder value

PROPOSAL #18.B: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 the period until the next AGM, to resolve on

transfers of Electrolux own shares in connection with

 or as a consequence of Company acquisitions as: Own

B-shares held by the Company at the time of the Board

 of Directors decision may be transferred, the shares

 may be transferred with deviation from the

shareholders preferential rights, transfer of shares

may be made at a minimum price per share

corresponding to an amount in close connection with

the price of the Company's shares on NASDAQ OMX

Stockholm at the time of the decision on the

transfer, payment for the transferred shares may be

made in cash, by contributions in kind or by a set-

PROPOSAL #18.C: Approve, on account of the employee          ISSUER            YES             FOR                  FOR

stock option program for 2003 and the performance

share program for 2008, that the AGM resolves that

the Company shall be entitled, for the period until

the next AGM, to transfer a maximum of 3,000,000 B-

shares in the Company for the purpose of covering

costs, including social security charges, that may

arise as a result of the aforementioned programs,

transfer may take place on NASDAQ OMX Stockholm at a

price within the prevailing price interval from time

PROPOSAL #18.D: Approve the implementation of the              ISSUER            YES             FOR                  FOR

performance based, long-term share program for 2010

the Share Program 2010  proposed under item 17, that

the AGM resolves to transfer Electrolux own shares,

as: a maximum of 1,500,000 B-shares may be

transferred, participants entitled to acquire shares

pursuant to the terms and conditions of the Share

Program 2010 should be entitled to acquire the

shares, with a right for each participant to acquire

a maximum number of shares which follows from the

terms and conditions of the program, the right of

participants to acquire shares may be exercised when

delivery under the Share Program 2010 should take

place, i.e. during 2013, participants shall receive

the shares free of charge during the period stated in

 the terms and conditions of the program, the number

of shares which may be transferred may be

recalculated due to changes in the capital structure

PROPOSAL #19: Closing of the meeting                                     ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELISA CORPORATION, HELSINKI

  TICKER:                  N/A                 CUSIP:   X1949T102

  MEETING DATE:      3/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Calling the meeting to order                             ISSUER             NO              N/A                  N/A

PROPOSAL #3: Election of persons to scrutinize the            ISSUER             NO              N/A                  N/A

minutes and to supervise the counting

PROPOSAL #4: Recording the legality of the meeting             ISSUER             NO              N/A                  N/A

PROPOSAL #5: Recording the attendance at the meeting         ISSUER             NO              N/A                  N/A

and adoption of the list of votes

PROPOSAL #6: Presentation of the financial                          ISSUER             NO              N/A                  N/A

statements, the report of the Board of Directors and

the Auditor's report for the year 2009

PROPOSAL #7: Adopt the accounts                                              ISSUER            YES             FOR                  FOR

PROPOSAL #8: Approve the actions on profit or loss            ISSUER            YES             FOR                  FOR

and the Boards proposal of capital repayment of EUR

0.92 per share and authorize the Board to donate max

EUR 700.000 in 2010 to Finnish Universities

PROPOSAL #9: Grant discharge from liability                         ISSUER            YES             FOR                  FOR

PROPOSAL #10: Approve the remuneration of the Board          ISSUER            YES             FOR                  FOR

Members

PROPOSAL #11: Approve the number of the Board Members        ISSUER            YES             FOR                  FOR

PROPOSAL #12: Approve the proposal by the                            ISSUER            YES             FOR                  FOR

Compensation and Nomination Committee to re-elect P.

Korhonen, R. Lind, A. Lehtoranta, E. Palin-Lehtinen,

R. Siilasmaa and O. Virolainen and elect a new Member

 L. Niemisto to the Board

PROPOSAL #13: Approve the remuneration of the Auditor        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #14: Approve the number of the Auditors                ISSUER            YES             FOR                  FOR

PROPOSAL #15: Elect the Auditor                                              ISSUER            YES             FOR                  FOR

PROPOSAL #16: Amend the Article of Association                    ISSUER            YES             FOR                  FOR

PROPOSAL #17: Authorize the Board to decide on                   ISSUER            YES             FOR                  FOR

distribution of funds from unrestricted equity

PROPOSAL #18: Authorize Board to decide on acquiring         ISSUER            YES             FOR                  FOR

Company's own shares

PROPOSAL #19: Authorize Board to decide on share                ISSUER            YES             FOR                  FOR

issue and granting special rights entitling Company's

PROPOSAL #20: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENAGAS SA

  TICKER:                  N/A                 CUSIP:   E41759106

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Annual Accounts and                       ISSUER            YES             FOR                  FOR

Management report

PROPOSAL #2: Approve the proposal to distribute                 ISSUER            YES             FOR                  FOR

results of 2009

PROPOSAL #3: Approve to manage Board members                       ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-election of the Auditors                              ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the modification of the art.2 of        ISSUER            YES             FOR                  FOR

 the bylaws to add in the Company activity transport

and stock activities

PROPOSAL #6: Approve the modification of the art.45          ISSUER            YES             FOR                  FOR

of the bylaws to attribute to the appointment

committee social responsibility competence

PROPOSAL #7: Approve the modification of the art. 49         ISSUER            YES             FOR                  FOR

of the bylaws to adapt it in the art. 172 public

Limited Corporation Law

PROPOSAL #8.1: Re-elect Mr Antonio Llarden Carratala         ISSUER            YES             FOR                  FOR

as an Executive Board member

PROPOSAL #8.2: Re-election of as Mr Miguel Angel                ISSUER            YES             FOR                  FOR

Lasheras Merino as an Independent Board member

PROPOSAL #8.3: Re-elect Mr Dionisio Martinez Martinez        ISSUER            YES             FOR                  FOR

 as an Independent Board member

PROPOSAL #8.4: Re-elect Mr Jose Riva Francos as an            ISSUER            YES             FOR                  FOR

Independent Board member

PROPOSAL #8.5: Re-elect Ms Teresa Garcia-Mila                     ISSUER            YES             FOR                  FOR

Lloveras as an Independent Board member

PROPOSAL #8.6: Re-elect Mr Abdullah Al Masoudi as an         ISSUER            YES             FOR                  FOR

External Board member

PROPOSAL #8.7: Re-elect Sagane Inversiones as an                ISSUER            YES             FOR                  FOR

External Board member

PROPOSAL #8.8: Re-elect Ms Isabel Sanchez Garcia as          ISSUER            YES             FOR                  FOR

an Independent Board member

PROPOSAL #8.9: Approve to fix the number of Board              ISSUER            YES             FOR                  FOR

members at 16

PROPOSAL #9: Approve the Board members cash                        ISSUER            YES             FOR                  FOR

compensation for 2010

PROPOSAL #10: Authorize, in accordance to art. 75 of         ISSUER            YES         AGAINST           AGAINST

the Spanish corporation law ,to acquire own portfolio

 shares

PROPOSAL #11: Receive the report about the terms of          ISSUER            YES             FOR                  FOR

art 116 BIS of the stock exchange law

PROPOSAL #12: Approve the delegation of powers                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENEL ENTE NAZIONALE PER L'ENERGIA ELETTRICA SPA, R

  TICKER:                  N/A                 CUSIP:   T3679P115

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements of            ISSUER             NO              N/A                  N/A

ENEL for the YE 31 DEC 2009; reports of the Board of

Directors, the Board of Statutory Auditors and the

External Auditors; related resolutions; presentation

of the consolidated financial statements for the YE

31 DEC 2009

PROPOSAL #O.2: Approve the allocation of net income          ISSUER             NO              N/A                  N/A

for the year

PROPOSAL #O.3: Election of the Board of Statutory              ISSUER             NO              N/A                  N/A

Auditors

PROPOSAL #O.4: Approve the determination of the                 ISSUER             NO              N/A                  N/A

compensation of the regular Members of the Board of

Statutory Auditors

PROPOSAL #O.5: Approve the hormonization of                        ISSUER             NO              N/A                  N/A

shareholder's meeting regulations with the provisions

 of legislative decree N. 27 of 27 JAN 2010; amend

the Articles 1.2, 2.1, 2.2, 2.3, 3.2, 3.4, 3.5, 4.2,

4.8, 6.4, and 6.6 and abrogation of the Article 4.9

of the shareholders' meeting regulations

PROPOSAL #E.1: Approve the harmonization of the                 ISSUER             NO              N/A                  N/A

Bylaws with the provisions legislative decree N. 27

of 27 JAN 2010; amend the Articles 9.2, 13.2 and 14.3

 and introduction of the Article 31.1 of the Bylaws

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENI SPA, ROMA

  TICKER:                  N/A                 CUSIP:   T3643A145

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the balance sheet as of 31 DEC        ISSUER             NO              N/A                  N/A

 2009 of Eni Spa, consolidated balance sheet as of 31

 DEC 2009; Directors, Board of Auditors and External

Auditing Company's reporting

PROPOSAL #O.2: Approve the profits allocation                      ISSUER             NO              N/A                  N/A

PROPOSAL #O.3: Appoint the Independent Auditors for          ISSUER             NO              N/A                  N/A

the period 2010-2018

PROPOSAL #E.1: Amend the Articles 1, 4, 12, 15 and 16        ISSUER             NO              N/A                  N/A

 of the Corporate Bylaws; related resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ERAMET SA, PARIS

  TICKER:                  N/A                 CUSIP:   F3145H130

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts 2009                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated accounts 2009        ISSUER            YES             FOR                  FOR

PROPOSAL #O.3: Approve the Regulated agreements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approve the allocation of the result           ISSUER            YES             FOR                  FOR

PROPOSAL #O.5: Approve the option of paying the                 ISSUER            YES             FOR                  FOR

dividend in shares

PROPOSAL #O.6: Ratify the co-opting of a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #O.7: Grant authority to operate using                 ISSUER            YES             FOR                  FOR

Company shares

PROPOSAL #O.8: Approve the issue of bonds and                     ISSUER            YES             FOR                  FOR

assimilated securities

PROPOSAL #A.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL; Approve, under the conditions

of quorum and majority required for Ordinary General

Meetings, to revoke Mr. Georges Duval of his duties

as Board member of the company with immediate effect,

 the latter has been able to present observations,

which the General Meeting acknowledges

PROPOSAL #B.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL; Approve, under the conditions

of quorum and majority required for Ordinary General

Meetings, to revoke Mr. Cyrille Duval of his duties

as Board member of the Company with immediate effect,

 the latter has been able to present observations,

which the General Meeting acknowledges

PROPOSAL #C.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL ; Approve, under the conditions

of quorum and majority required for Ordinary General

Meetings, to revoke Mr. Edouard Duval of his duties

as Board member of the Company with immediate effect,

 the latter has been able to present observations,

which the General Meeting acknowledges

PROPOSAL #D.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL; Approve, under the conditions

of quorum and majority required for Ordinary General

Meetings, decides to revoke Mr. Patrick Duval of his

duties as Board member of the Company with immediate

effect, the latter has been able to present

observations, which the General Meeting acknowledges

PROPOSAL #E.9: Approve the option of using                          ISSUER            YES             FOR                  FOR

authorizations during a public offer period

PROPOSAL #E.10: Approve the allocation of shares free        ISSUER            YES             FOR                  FOR

 of charge

PROPOSAL #e.11: Grant powers                                                   ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ERSTE GROUP BANK AG, WIEN

  TICKER:                  N/A                 CUSIP:   A19494102

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of annual                ISSUER            YES             FOR                  FOR

reports

PROPOSAL #2.: Approve the usage of earnings                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.a: Grant discharge of Board of Director           ISSUER            YES             FOR                  FOR

PROPOSAL #3.b: Grant discharge of supervisory Board           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve the remuneration supervisory            ISSUER            YES             FOR                  FOR

Board

PROPOSAL #5.: Election to supervisory Board                         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Election of Auditor                                           ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Approve the capital increase                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8.: Approve the reduction of participation         ISSUER            YES             FOR                  FOR

capital

PROPOSAL #9.: Amend the By-Laws                                              ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Approve the demerger of division                  ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ESSILOR INTL-CIE GLE OPTIQUE

  TICKER:                  N/A                 CUSIP:   F31668100

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's accounts for the        ISSUER            YES             FOR                  FOR

 YE 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of the profit          ISSUER            YES             FOR                  FOR

and setting of the dividend

PROPOSAL #O.4: Approve the agreement regulated under         ISSUER            YES             FOR                  FOR

Article L. 225-38 of the Code de Commerce -

Compensation for breaking Mr. Sagnieres' contract

PROPOSAL #O.5: Approve the agreement regulated under         ISSUER            YES         AGAINST           AGAINST

Article L. 225-38 of the Code de Commerce

PROPOSAL #O.6: Ratify the co-opting of a Director -          ISSUER            YES             FOR                  FOR

Mr. Yi He

PROPOSAL #O.7: Approve the renewal of a Director's            ISSUER            YES             FOR                  FOR

appointment - Mr. Xavier Fontanet

PROPOSAL #O.8: Approve the renewal of a Director's            ISSUER            YES             FOR                  FOR

appointment - Mr. Yves Chevillotte

PROPOSAL #O.9: Approve the renewal of a Director's            ISSUER            YES             FOR                  FOR

appointment - Mr. Yves Gillet

PROPOSAL #0.10: Approve the nomination of a new                 ISSUER            YES             FOR                  FOR

Director - Mrs. Mireille Faugere

PROPOSAL #O.11: Approve the Directors' attendance fees      ISSUER            YES             FOR                  FOR

PROPOSAL #O.12: Approve the redemption of the                     ISSUER            YES             FOR                  FOR

Company's shares

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the authorized capital by cancelling the

Company's shares

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the authorized capital by issuing shares

reserved for members of a corporate Personal Equity

Plan

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

grant share subscription options as specified

PROPOSAL #e.16: Grant authority to award free shares         ISSUER            YES             FOR                  FOR

- referred to as Company performance - to employees

and to Executive Directors of Essilor International

and affiliated Companies

PROPOSAL #e.17: Approve the overall cap on the                   ISSUER            YES             FOR                  FOR

authorizations to grant share subscription options

and to award shares in the Company

PROPOSAL #e.18: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of issuing transferable securities giving

 access immediately or at some future date to the

authorized capital, with the preferential right of

subscription maintained

PROPOSAL #e.19: Approve the option to increase the            ISSUER            YES             FOR                  FOR

amount of an issue if it is oversubscribed

PROPOSAL #e.20: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of issuing transferable securities in the

 form of debt securities giving access on maturity to

 equity security, with the preferential right of

subscription cancelled, but with a priority

subscription period

PROPOSAL #e.21: Approve the option to increase the            ISSUER            YES             FOR                  FOR

amount of an issue if it is oversubscribed

PROPOSAL #e.22: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the authorized capital by incorporation of

reserves, profits, bonuses or other funds whose

capitalization is admissible

PROPOSAL #e.23: Approve the option to issue shares            ISSUER            YES             FOR                  FOR

without exercising a preferential right of

subscription in order to pay for one or more

contributions in kind

PROPOSAL #e.24: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue share subscription warrants to be awarded free

to shareholders in the event of a public offer of

equity in the Company

PROPOSAL #e.25: Amend the Article 12 of the Articles         ISSUER            YES             FOR                  FOR

of Association: Board of Directors - 1. Composition

PROPOSAL #e.26: Approve the Harmonising of Articles          ISSUER            YES             FOR                  FOR

12 and 14 of the Articles of Association, which are

redundant concerning the terms of office of the

Directors

PROPOSAL #e.27: Amend the Article 24 of the Articles         ISSUER            YES         AGAINST           AGAINST

of Association: Holding meetings 3. Quorum - Vote

[Extract]

PROPOSAL #e.28: Authorize the powers for formalities         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EURASIAN NATURAL RESOURCES CORPORATION PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G3215M109

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report and accounts for the         ISSUER            YES             FOR                  FOR

FYE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of 6 US cents          ISSUER            YES             FOR                  FOR

per ordinary share

PROPOSAL #3: Receive and approve the Directors                   ISSUER            YES             FOR                  FOR

remuneration report for the FYE 31 DEC 2009

PROPOSAL #4: Election of Mr. Felix Vulis as a                     ISSUER            YES             FOR                  FOR

Director  executive

PROPOSAL #5: Election of Ms. Zaure Zaurbekova as a            ISSUER            YES             FOR                  FOR

Director  executive

PROPOSAL #6: Election of Professor Dr. Dieter Ameling        ISSUER            YES             FOR                  FOR

 as a Director  non- executive

PROPOSAL #7: Re-election of Dr. Johannes Sittard as a        ISSUER            YES             FOR                  FOR

 Director  non-executive

PROPOSAL #8: Re-election of Mr. Roderick Thomson as a        ISSUER            YES             FOR                  FOR

 Director  non-executive

PROPOSAL #9: Re-election of Mr. Abdraman Yedibayev as        ISSUER            YES             FOR                  FOR

 a Director  non-executive

PROPOSAL #10: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as a Auditors of the Company

PROPOSAL #11: Authorize the Audit Committee of the            ISSUER            YES             FOR                  FOR

Board of Directors to set the remuneration of the

Auditors

PROPOSAL #S.12: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

shares in the Company up to an aggregate nominal

value of US cents 25,755,000

PROPOSAL #S.13: Authorize the Directors to disapply          ISSUER            YES             FOR                  FOR

statutory pre-emption rights up to an aggregate

nominal value of US cents 12,877,500

PROPOSAL #S.14: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases of shares

PROPOSAL #S.15: Authorize the adoption of new                     ISSUER            YES             FOR                  FOR

Articles of Association

PROPOSAL #S.16: Authorize the general meeting other          ISSUER            YES             FOR                  FOR

than an AGM be called on not less than 14 clear day's

 notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EURAZEO, PARIS

  TICKER:                  N/A                 CUSIP:   F3296A108

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the reports by the Board of            ISSUER            YES             FOR                  FOR

Directors, observations by the Supervisory Board and

reports by the Statutory Auditors, the Company's

accounts for the YE 31 DEC 2009

PROPOSAL #O.2: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for the year and distribution of the dividend

PROPOSAL #O.3: Approve the scrip dividend payment              ISSUER            YES             FOR                  FOR

option

PROPOSAL #O.4: Approve the reports by the Board of            ISSUER            YES             FOR                  FOR

Directors, observations by the Supervisory Board and

reports by the Statutory Auditors, the consolidated

accounts for the YE 31 DEC 2009

PROPOSAL #O.5: Approve the special report by the                ISSUER            YES         AGAINST           AGAINST

Statutory Auditors on agreements regulated under

Article L.225-86 of the Code de Commerce and approval

 of said agreements

PROPOSAL #O.6: Approve to renew Mr. Jean Laurent's            ISSUER            YES         AGAINST           AGAINST

appointment as a Member of the Supervisory Board

PROPOSAL #O.7: Approve to renew Mr. Roland du Luart          ISSUER            YES         AGAINST           AGAINST

de Monsaulnin's appointment as a Member of the

Supervisory Board

PROPOSAL #O.8: Approve to renewal Mr. Olivier                     ISSUER            YES         AGAINST           AGAINST

Merveilleux du Vignaux' appointment as a Member of

the Supervisory Board

PROPOSAL #O.9: Ratify the co-opting of Mr. Kristian          ISSUER            YES         AGAINST           AGAINST

van Riel as a Member of the Supervisory Board

PROPOSAL #O.10: Approve the nomination of Mr.                     ISSUER            YES         AGAINST           AGAINST

Bertrand Badre as a Member of the Supervisory Board

PROPOSAL #O.11: Approve the nomination of Mrs. Anne          ISSUER            YES         AGAINST           AGAINST

Lalou as a Member of the Supervisory Board

PROPOSAL #O.12: Approve the nomination of Mr. Georges        ISSUER            YES         AGAINST           AGAINST

 Pauget as a Member of the Supervisory Board

PROPOSAL #O.13: Approve to renew Mr. Bruno Roger's            ISSUER            YES             FOR                  FOR

appointment as a Non-Executive Director of the Company

PROPOSAL #O.14: Approve the nomination of Mr. Marcel         ISSUER            YES             FOR                  FOR

Roulet as a Non-Executive Director of the Company

PROPOSAL #O.15: Approve the term of the appointments         ISSUER            YES             FOR                  FOR

of the new Members of the Supervisory Board and of

the Non-Executive Directors

PROPOSAL #O.16: Approve the agreements regulated                ISSUER            YES         AGAINST           AGAINST

under Articles L.225-86 and L.225-90-1 of the Code de

 Commerce and the special report by the Statutory

Auditors relating to Mr. Patrick Sayer, following the

 renewal of his appointment as the Chairman of the

Board of Directors

PROPOSAL #O.17: Approve the agreements regulated                ISSUER            YES         AGAINST           AGAINST

under Articles L.225-86 and L.225-90-1 of the Code de

 Commerce and the special report by the Statutory

Auditors relating to Mr. Bruno Keller, following the

renewal of his appointment as a Member of the Board

of Directors and as Cheif Executive Officer

PROPOSAL #O.18: Approve the agreements regulated                ISSUER            YES         AGAINST           AGAINST

under Articles L.225-86 and L.225-90-1 of the Code de

 Commerce and the special report by the Statutory

Auditors relating to Mr. Philippe Audouin, following

the renewal of his appointment as a Member of the

Board of Directors

PROPOSAL #O.19: Approve the agreements regulated                ISSUER            YES         AGAINST           AGAINST

under Articles L.225-86 and L.225-90-1 of the Code de

 Commerce and the special report by the Statutory

Auditors relating to Mr. Fabrice de Gaudemar,

following his appointment as a Member of the Board of

 Directors

PROPOSAL #O.20: Approve the agreements regulated                ISSUER            YES         AGAINST           AGAINST

under Articles L.225-86 and L.225-90-1 of the Code de

 Commerce and the special report by the Statutory

Auditors relating to Mr. Luis Marini-Portugal,

following the renewal of his appointment as a member

of the Board of Directors

PROPOSAL #O.21: Approve the agreements regulated                ISSUER            YES         AGAINST           AGAINST

under Articles L.225-86 and L.225-90-1 of the Code de

 Commerce and the special report by the Statutory

Auditors relating to Mrs. Virginie Morgon, following

the renewal of her appointment as a member of the

Board of Directors

PROPOSAL #O.22: Approve the agreements regulated                ISSUER            YES         AGAINST           AGAINST

under Articles L.225-86 and L.225-90-1 of the Code de

 Commerce and the special report by the Statutory

Auditors relating to Mr. Gilbert Saada, following the

 renewal of his appointment as a member of the Board

of Directors

PROPOSAL #O.23: Grant authority of a redemption                 ISSUER            YES         AGAINST           AGAINST

program by the Company of its own shares

PROPOSAL #E.24: Approve to change the term of office         ISSUER            YES             FOR                  FOR

of the members of the Supervisory Board,

corresponding amendment to the Articles of Association

PROPOSAL #E.25: Approve to change to the term of                ISSUER            YES             FOR                  FOR

office of the Non-Executive Directors, corresponding

amendment to the Articles of Association

PROPOSAL #E.26: Amend the Articles of Association to         ISSUER            YES             FOR                  FOR

allow attendance and voting at general meetings by

telecommunication and remote transmission means

PROPOSAL #E.27: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the authorised capital by cancelling shares

bought under the share redemption program

PROPOSAL #E.28: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the authorised capital by incorporation of

reserves, profits or issue premia, merger or

contribution

PROPOSAL #E.29: Authorize the Board of Directors for         ISSUER            YES         AGAINST           AGAINST

the purpose of issuing shares and/or transferable

securities giving access immediately or at some

future date to the capital, with the preferential

right of subscription maintained

PROPOSAL #E.30: Authorize the Board of Directors for         ISSUER            YES         AGAINST           AGAINST

the purpose of issuing shares and/or transferable

securities giving access immediately or at some

future date to the capital, with cancellation of the

preferential right of subscription and a public

offer, or as part of a public offer including an

exchange component

PROPOSAL #E.31: Authorize the Board of Directors for         ISSUER            YES         AGAINST           AGAINST

the purpose of issuing shares and/or transferable

securities giving access immediately or at some

future date to the capital, with cancellation of the

preferential right of subscription pursuant to an

offer as set forth in clause II of Article L.411.2 of

 the Code mon taire et financier

PROPOSAL #E.32: Authorize the Board of Directors, in         ISSUER            YES         AGAINST           AGAINST

the event of an issue of shares and/or transferable

securities giving access immediately or at some

future date to the capital, without a preferential

right of subscription, to set the issue price, with

the total value of the issue capped at 10% of the

authorised capital

PROPOSAL #E.33: Approve the increase in the amount of        ISSUER            YES         AGAINST           AGAINST

 shares, equity capital or transferable securities in

 the event of a capital increase, with or without a

preferential right of subscription for shareholders

PROPOSAL #E.34: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of issuing shares and/or transferable

securities giving access immediately or at some

future date to the capital, in order to pay for

contributions in kind granted to the Company

PROPOSAL #E.35: Approve the caps on the amount of              ISSUER            YES         AGAINST           AGAINST

issues made under the 29th to 34th resolutions

PROPOSAL #E.36: Authorize the Board of Directors for         ISSUER            YES         AGAINST           AGAINST

the purpose of issuing shares and/or transferable

securities giving access immediately or at some

future date to the capital, reserved for members of a

 corporate personal equity plan

PROPOSAL #E.37: Authorize the Board of Directors, in         ISSUER            YES         AGAINST           AGAINST

the event of (a) public offer(s) of the Company's

equity capital, for the purpose of issuing

subscription warrants for shares in the Company to be

 awarded free to shareholders

PROPOSAL #E.38: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

grant share subscription or purchase options to

employees or Executive Directors of the Company

and/or affiliated Companies

PROPOSAL #E.39: Grant powers for the required                     ISSUER            YES             FOR                  FOR

formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EUROPEAN AERONAUTIC DEFENCE &  SPACE CO EADS NV

  TICKER:                  N/A                 CUSIP:   F17114103

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and approve the general                       ISSUER             NO              N/A                  N/A

introductory statements

PROPOSAL #2.a: Approve the presentation by the                   ISSUER             NO              N/A                  N/A

Chairman and the Chief Executive Officer, including

report by the Board of Directors in respect of the

Corporate governance statement

PROPOSAL #2.b: Approve the presentation by the                   ISSUER             NO              N/A                  N/A

Chairman and the Chief Executive Officer, including

report by the Board of Directors in respect of the

policy on dividend

PROPOSAL #2.c: Approve the presentation by the                   ISSUER             NO              N/A                  N/A

Chairman and the Chief Executive Officer, including

report by the Board of Directors in respect of the

report on the business and the financial results of

2009

PROPOSAL #3: Approve to discuss the all agenda items         ISSUER             NO              N/A                  N/A

PROPOSAL #4.a: Adopt the audited accounts for the FY         ISSUER             NO              N/A                  N/A

2009

PROPOSAL #4.b: Approve the result allocation                       ISSUER             NO              N/A                  N/A

PROPOSAL #4.c: Approve to release from liability of          ISSUER             NO              N/A                  N/A

the Members of the Board of Directors

PROPOSAL #4.d: Appointment of Ernst and Young                     ISSUER             NO              N/A                  N/A

Accountants L.L.P as the Co-Auditor for the FY 2010

PROPOSAL #4.e: Appointment of KPMG Accountants N.V.          ISSUER             NO              N/A                  N/A

as the Co-Auditor for the FY 2010

PROPOSAL #4.f: Approve the compensation policy and            ISSUER             NO              N/A                  N/A

the remuneration of the Members of the Board of

PROPOSAL #4.g: Authorize the Board of Directors to            ISSUER             NO              N/A                  N/A

repurchase shares of the Company

PROPOSAL #5: Closing of the meeting                                       ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EUTELSAT COMMUNICATIONS, PARIS

  TICKER:                  N/A                 CUSIP:   F3692M128

  MEETING DATE:      7/6/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to modify the last paragraph of        ISSUER            YES             FOR                  FOR

 Article 14 of the Statutes

PROPOSAL #2.: Approve to cancel Article 15 of the              ISSUER            YES         AGAINST           AGAINST

Statutes

PROPOSAL #3.: Approve to modify Article 17.1 fourth          ISSUER            YES             FOR                  FOR

paragraph of the Statutes [formerly 18.1]

PROPOSAL #4.: Approve to modify Article 17.3 fifth            ISSUER            YES             FOR                  FOR

paragraph of the Statutes [formerly 18.3]

PROPOSAL #5.: Approve to modify Article 17.4 fourth          ISSUER            YES             FOR                  FOR

paragraph of the Statutes [formerly 18.4]

PROPOSAL #6.: Approve to replace Article 21 fifth and        ISSUER            YES             FOR                  FOR

 sixth paragraphs of the Statutes [formerly 22]

PROPOSAL #7.: Grant full powers to the bearer of an          ISSUER            YES             FOR                  FOR

original or extract of this report in order to

accomplish all legal formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EUTELSAT COMMUNICATIONS, PARIS

  TICKER:                  N/A                 CUSIP:   F3692M128

  MEETING DATE:      11/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts for the            ISSUER            YES             FOR                  FOR

FYE on 30 JUN 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the FYE on 30 JUN 2009

PROPOSAL #O.3: Approve the distributions of profits          ISSUER            YES             FOR                  FOR

for the FYE on 30 JUN 2009 and distribution of an

amount of EUR 0.66 per share

PROPOSAL #O.4: Approve the agreements referred to in         ISSUER            YES         AGAINST           AGAINST

Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Appoint Cabinet ERNST and YOUNG Et              ISSUER            YES             FOR                  FOR

Autres as the Permanent Statutory Auditor

PROPOSAL #O.6: Appoint AUDITEX as the Temporary                 ISSUER            YES             FOR                  FOR

Statutory Auditor

PROPOSAL #O.7: Grant discharge to the Board Members          ISSUER            YES             FOR                  FOR

for the fulfillment of their duties during the past FY

PROPOSAL #O.8: Appoint Mr. De Rosen as a Board Member        ISSUER            YES             FOR                  FOR

PROPOSAL #O.9: Authorize the Board of Directors to            ISSUER            YES         AGAINST           AGAINST

purchase Company's shares

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue Company's common shares and/or warrants giving

access to the Company's common shares, with

maintenance of preferential subscription rights of

shareholders

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue Company's common shares and/or warrants giving

access to the Company's common shares, with

cancellation of preferential subscription rights of

shareholders, through a public offer

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue Company's common shares and/or warrants giving

access to the Company's common shares, with

cancellation of preferential subscription rights of

shareholders, as part of a public offer by private

investment referred to in Article L. 411-2 II of the

Monetary and Financial Code

PROPOSAL #E.13: Authorize the Board of Directors in          ISSUER            YES         AGAINST           AGAINST

case of an issue without preferential subscription

rights, to fix the issue price in the manner

established by the General Assembly, in the limit of

10% of share per year

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

increase the number of securities to be issued in

case of capital increase with maintenance or

cancellation of preferential subscription rights,

decided under the 10th to 13th Resolutions

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase share capital by incorporation of reserves,

profits, premiums or other amounts whose

capitalization is allowed

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue share subscription warrants to freely award the

 shareholders in case of a public offer aimed at the

Company's securities

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue common shares and/or warrants giving access to

the Company's common shares in the case of a public

offer exchange initiated by the Company

PROPOSAL #E.18: Authorize Board of Directors to                 ISSUER            YES         AGAINST           AGAINST

increase share capital by issuing Company's common

shares and/or warrants giving access to the Company's

 common shares in payment of contributions in kind

within the limit of 10% of the Company's share

capital except in the case of a public offer exchange

 initiated by the Company

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue common shares, in consequence of the issue by

subsidiaries of the Company's warrants giving access

to the Company's common shares

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue warrants giving right to the allocation of debt

 securities

PROPOSAL #E.21: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing common shares

and/or warrants giving access to the Company's

capital reserved for Members of a Company Savings

Plan of the Company or its affiliates

PROPOSAL #E.22: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

freely grant Company's shares to the employees and

eligible Corporate Managers of the Company or its

affiliates

PROPOSAL #E.23: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

grant subscription options and/or purchase Company's

common shares to the employees and eligible Corporate

 Managers of the Company or its affiliates

PROPOSAL #E.24: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of shares

acquired by the Company as part of its program of

share repurchase

PROPOSAL #E.25: Powers                                                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EXOR S.P.A., TORINO

  TICKER:                  N/A                 CUSIP:   T3833E113

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the separated financial                       ISSUER             NO              N/A                  N/A

statements at 31 DEC 2009 adjournment thereof

PROPOSAL #2: Approve the resolutions about buy and            ISSUER             NO              N/A                  N/A

sell own shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EXPERIAN PLC

  TICKER:                  N/A                 CUSIP:   G32655105

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports and accounts                    ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.: Approve the report on Directors                     ISSUER            YES             FOR                  FOR

remuneration

PROPOSAL #3.: Elect Mr. Chris Callero as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #4.: Re-elect Mr. John Peace as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #5.: Re-elect Mr. Laurence Danon as a                   ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #6.: Re-elect Sir. Alan Rudge as a Director         ISSUER            YES         AGAINST           AGAINST

of the Company

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES         AGAINST           AGAINST

as the Auditor of the Company

PROPOSAL #8.: Authorize the Directors to determine            ISSUER            YES         AGAINST           AGAINST

the Auditors remuneration

PROPOSAL #9.: Authorize the Directors to allot                   ISSUER            YES             FOR                  FOR

relevant securities

PROPOSAL #S.10: Authorize the Directors to disapply          ISSUER            YES             FOR                  FOR

pre-emption rights

PROPOSAL #S.11: Authorize the Directors purchase the         ISSUER            YES             FOR                  FOR

Companys own shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FERROVIAL SA, MADRID

  TICKER:                  N/A                 CUSIP:   E49512119

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report on the Article 116            ISSUER            YES             FOR                  FOR

bis of the Spanish Stock Market Law

PROPOSAL #2: Approve the report on the new Bylaws of         ISSUER            YES             FOR                  FOR

the Board Members

PROPOSAL #3: Approve the individual and consolidated         ISSUER            YES             FOR                  FOR

annual accounts and Management report

PROPOSAL #4.1: Approve the application of the result         ISSUER            YES             FOR                  FOR

PROPOSAL #4.2: Approve the distribution of dividends         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the Management of the Board                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Appointment by cooptation of Karlovy SL         ISSUER            YES             FOR                  FOR

PROPOSAL #7: Appointment of the Auditors                              ISSUER            YES             FOR                  FOR

PROPOSAL #8.1: Approve the remuneration to the Board         ISSUER            YES         AGAINST           AGAINST

based on shares

PROPOSAL #8.2: Approve the variable remuneration up          ISSUER            YES             FOR                  FOR

to 12000 Euros by giving shares

PROPOSAL #9: Grant delegation of powers                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIAT S P A

  TICKER:                  N/A                 CUSIP:   T4210N122

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the statutory financial                     ISSUER             NO              N/A                  N/A

statements at 31 DEC 2009 and the allocation of net

profit for the year

PROPOSAL #2.: Grant authority to purchase and                     ISSUER             NO              N/A                  N/A

disposal of own shares

PROPOSAL #3.: Approve the resolutions pursuant to              ISSUER             NO              N/A                  N/A

Article 114-BIS of Legislative Decree 58/98

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FINMECCANICA SPA

  TICKER:                  N/A                 CUSIP:   T4502J151

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend the Articles 1, 12 and 14 of the         ISSUER             NO              N/A                  N/A

Articles of Association, also in relation to

Legislative Decree N. 27 of 27 JAN 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FINMECCANICA SPA

  TICKER:                  N/A                 CUSIP:   T4502J151

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements for            ISSUER             NO              N/A                  N/A

the period ended on 31 DEC 2009; the reports of the

Board of Directors, the Board of Statutory Auditors

and the Independent Auditors; consequent resolutions

PROPOSAL #2.: Approve the proposal to adjust                       ISSUER             NO              N/A                  N/A

PricewaterhouseCoopers S.p.A.'s fee for the Audit

procedures related to the provisions of Legislative

Decree N. 32/07

PROPOSAL #3.: Amend the Articles 2, 4, 5, 8, 9, 10,          ISSUER             NO              N/A                  N/A

13 and 16 of the Shareholders' Meeting Regulations,

also in relation to Legislative Decree N. 27 of 27

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIRSTGROUP PLC, ABERDEEN

  TICKER:                  N/A                 CUSIP:   G34604101

  MEETING DATE:      7/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and financial        ISSUER            YES             FOR                  FOR

 statements

PROPOSAL #2.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #3.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Sidney Barrie as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Martyn Williams as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Elect Nicola Shaw as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Elect Colin Hood as a Director                       ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Elect Tim Otoole as a Director                       ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-appoint Deloitte LLP as an                        ISSUER            YES             FOR                  FOR

Independent Auditor

PROPOSAL #10.: Authorize the Directors to determine          ISSUER            YES             FOR                  FOR

the remuneration of the Independent Auditors

PROPOSAL #11.: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

relevant securities

PROPOSAL #S.12: Authorize the Directors to disapply          ISSUER            YES             FOR                  FOR

the pre-emption rights

PROPOSAL #S.13: Approve to permit the Company to                ISSUER            YES             FOR                  FOR

purchase its own shares

PROPOSAL #14.: Authorize the Company to make                       ISSUER            YES             FOR                  FOR

political donation and incur political expenditure

PROPOSAL #S.15: Grant authority for the calling of            ISSUER            YES             FOR                  FOR

general meetings of the Company by notice of 14 clear

 days

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FOMENTO DE CONSTRUCCIONES Y CONTRATAS S A

  TICKER:                  N/A                 CUSIP:   E52236143

  MEETING DATE:      11/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the convertible bonds in                   ISSUER            YES             FOR                  FOR

shares, for EUR 450,000,000 due to OGM Plan, in order

 to issue new shares; capital increase to convert the

 bonds, and to delegate to execute the Board of

Directors' agreements

PROPOSAL #2.: Approve the repurchase schedule in                ISSUER            YES             FOR                  FOR

Company's shares in order to conver the bonds

conversion; and the capital decrease to redempt the

own shares

PROPOSAL #3.: Approve the delegation of powers                    ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve the agenda                                            ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FOMENTO DE CONSTRUCCIONES Y CONTRATAS SA FCC, BARC

  TICKER:                  N/A                 CUSIP:   E52236143

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts and                       ISSUER            YES             FOR                  FOR

management reports, for FY 2009, the Company Fomento

de Construcciones Y Contratas, Sociedad Anonima and

its consolidated group, as well as management of the

Board of Directors during the year

PROPOSAL #2: Approve the proposed application of FY          ISSUER            YES             FOR                  FOR

2009

PROPOSAL #3.a: Reelect Dominum Direccion Y Gestion SA        ISSUER            YES         AGAINST           AGAINST

 as a Director

PROPOSAL #3.b: Reelect Cartera Deva SA as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.c: Reelect Larranza XXI SL as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.d: Reelect D. Robert Peugeot as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.e: Reelect D. Fernando Falco Y Fernandez         ISSUER            YES         AGAINST           AGAINST

DE Cordova as a Director

PROPOSAL #3.f: Reelect D. Marcelino Oreja Aguirre as         ISSUER            YES         AGAINST           AGAINST

a Director

PROPOSAL #3.g: Reelect D. Juan Castells Masana as a          ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.h: Reelect D. Antonio Perez Colmenero as         ISSUER            YES         AGAINST           AGAINST

a Director

PROPOSAL #3.i: Reelect D. Gonzalo Anes Alvarez DE              ISSUER            YES         AGAINST           AGAINST

Castrillon as a Director

PROPOSAL #3.j: Reelect D. Felipe Bernabe Garcia Perez        ISSUER            YES         AGAINST           AGAINST

 as a Director

PROPOSAL #3.k: Reelect D. Javier Ribas as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.l: Reelect D. Henri Proglio as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve to extend the period for the              ISSUER            YES             FOR                  FOR

Board of Directors by the AGM of shareholders of 10

JUN 2009, to implement the agreement of reduction of

share capital through redemption of treasury stock,

adopted by the said general meeting

PROPOSAL #5: Approve to renew the authorization to            ISSUER            YES             FOR                  FOR

the Board of Directors, with powers of substitution,

to agree on one or more times, increasing the capital

 in accordance with Article 153.1 b) of the

Corporations Act and subject to the limits provided

for in that Article

PROPOSAL #6: Authorize the Board of Directors, with          ISSUER            YES             FOR                  FOR

express powers of substitution, the power to issue in

 one or more occasions, any debt securities or debt

instruments of similar nature, simple or guarantee,

up to a maximum of EUR 500,000,000

PROPOSAL #7: Authorize the Board of Directors, with          ISSUER            YES             FOR                  FOR

express powers of substitution, the power to issue in

 one or more occasions, any debt securities or debt

instruments of similar nature are convertible into or

 rights to subscribe for shares of the Company or

that are exchangeable or giving the right to acquire

shares of the Company or other Companies, up to a

maximum of EUR 300,000,000, delegating also with

express powers of substitution, the power to

establish the criteria for the determination of the

bases and conditions for the conversion or the right

to subscribe shares of the Company and the power to

increase capital by the amount necessary, so as to

exclude the preferential subscription right of

shareholders in accordance with established in

Article 293.3 of the Companies Act and other

applicable regulations, in the case of exercise of

this power of issuing securities, approving a program

 to repurchase shares of the Company whose purpose is

 to allow the Company to meet its obligations arising

 from the issuance of securities giving right to

acquire shares in the Company already circulation, or

 for redemption in case of issuance of securities

with exclusion of preferential subscription rights

that are convertible into or giving right to

subscribe new shares in order to limit the dilution

of the previous shareholders in the event of exercise

 of the power conversion or subscription of shares,

in the case of exercise of this power of issuing

securities, approving the reduction of capital of

society through the redemption of own shares by a

nominal amount equal to at maximum, nominal value set

 of the new Company's shares to be issued to respond

to requests for conversion or subscription by the

holders of securities of these characteristics that

have been issued with exclusion of preferential

subscription right of society, delegation of

PROPOSAL #8: Re-election of the Auditors of the                 ISSUER            YES             FOR                  FOR

Company and its consolidated group

PROPOSAL #9: Authorize the Board of Directors for              ISSUER            YES             FOR                  FOR

development, notarization, registration,

rectification and execution of the agreements adopted

PROPOSAL #10: Approve the minutes of the Board at any        ISSUER            YES             FOR                  FOR

 of the procedures established in Article 113 of the

Revised Text of the Corporations Act or, where

appropriate, application of the provisions of Article

 114 of the same text legal

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FONCIERE DES REGIONS, METZ

  TICKER:                  N/A                 CUSIP:   F42399109

  MEETING DATE:      12/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the in-kind contributions made         ISSUER            YES         AGAINST           AGAINST

by Predica Group Entities and consequential capital

increases

PROPOSAL #2.: Approve the estimations of the in-kind         ISSUER            YES         AGAINST           AGAINST

contributions made by Predica Group Entities

PROPOSAL #3.: Approve the in-kind contributions made         ISSUER            YES         AGAINST           AGAINST

by Groupama Group Entities and consequential capital

increases

PROPOSAL #4.: Approve the estimations of the in-kind         ISSUER            YES         AGAINST           AGAINST

contributions made by Groupama Group Entities

PROPOSAL #5.: Approve the issue and free allocation          ISSUER            YES         AGAINST           AGAINST

of 46.619.703 warrants shares

PROPOSAL #6.: Approve the final completion of the in-        ISSUER            YES         AGAINST           AGAINST

kind contributions and consequential capital

increases associated with the previous resolutions

and consequential amendments of the Statutes

PROPOSAL #7.: Approve to delegate the authority to            ISSUER            YES         AGAINST           AGAINST

the Executive Board to the effect of increasing the

capital of the Company to the benefit of the

employees, Members of a Business Saving Plan

PROPOSAL #8.: Powers for formalities                                     ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FONCIERE DES REGIONS, METZ

  TICKER:                  N/A                 CUSIP:   F42399109

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009; grant discharge of duties

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of income -              ISSUER            YES             FOR                  FOR

distribution of the dividends

PROPOSAL #O.4: Approve the Agreements pursuant to              ISSUER            YES         AGAINST           AGAINST

Article L.225-86 of the Commercial Code

PROPOSAL #O.5: Approve the attendance allowances                ISSUER            YES             FOR                  FOR

PROPOSAL #O.6: Grant authority for a shares                        ISSUER            YES             FOR                  FOR

repurchase program

PROPOSAL #O.7: Ratify the co-optation of the Company         ISSUER            YES             FOR                  FOR

Batipart SAS as Supervisory Board member

PROPOSAL #E.8: Amend of Article 21 of the Statutes of        ISSUER            YES             FOR                  FOR

 the Company - payment dividends

PROPOSAL #E.9: Authorize the Executive Board to                 ISSUER            YES             FOR                  FOR

decide on increasing the share capital of the Company

 by incorporation of reserves, profits or premiums

PROPOSAL #E.10: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

decide on the capital increase by issuing shares

and/or securities giving access to the capital of the

 Company with preferential subscription rights of the

 shareholders

PROPOSAL #E.11: Authorize the Executive Board in the         ISSUER            YES             FOR                  FOR

event of capital increase with preferential

subscription rights to increase the number of

issuable securities

PROPOSAL #E.12: Approve the overall limitation of the        ISSUER            YES             FOR                  FOR

 authorizations

PROPOSAL #E.13: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

issue any securities giving right to the allotment of

 debt securities

PROPOSAL #E.14: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

increase the capital of the Company in favor of

employees who are members of a company saving plan

PROPOSAL #E.15: Authorize the Executive Board to                ISSUER            YES         AGAINST           AGAINST

grant options to subscribe for or purchase shares of

the Company

PROPOSAL #E.16: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

reduce the share capital of the Company

PROPOSAL #E.17: Powers                                                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FONDIARIA - SAI SPA, FIRENZE

  TICKER:                  N/A                 CUSIP:   T4689Q101

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement at 31            ISSUER             NO              N/A                  N/A

DEC 2009, report of the Board of Directors, Board of

Auditors and the Independent Auditors

PROPOSAL #2: Approve the resolutions according to              ISSUER             NO              N/A                  N/A

composition of the Board of Directors

PROPOSAL #3: Appointment of a Alternate Auditors                ISSUER             NO              N/A                  N/A

PROPOSAL #4: Approve the revocation of task of                   ISSUER             NO              N/A                  N/A

auditing of Deloitte Touche and assignment of task of

 auditing to Reconta Ernst Young for the period 2010-

2018

PROPOSAL #5: Approve the resolution concerning                   ISSUER             NO              N/A                  N/A

Company's own shares

PROPOSAL #6: Approve the resolution according shares         ISSUER             NO              N/A                  N/A

of Premafin Finanziaria

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORTIS SA/NV

  TICKER:                  N/A                 CUSIP:   B4399L102

  MEETING DATE:      9/18/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Appoint Mr. Bart De Smet as a Member of        ISSUER             NO              N/A                  N/A

 the Board of Directors, until the end of the AGM of

Shareholders in 2013; Mr. Bart De Smet will carry out

 the function of Executive Director and will hold the

 title of Chief Executive Officer in accordance with

the current Articles of Association

PROPOSAL #3.: Authorize the Board of Directors for a         ISSUER             NO              N/A                  N/A

period of 18 months, to acquire Fortis Units, in

which own fully paid twinned shares of Fortis N.V.

are included, up to the maximum number permitted by

the Civil Code, Book 2, Article 98 paragraph 2 and

this: a) through all agreements, including

transactions on the stock exchange and private

transactions at a price equal to the closing price of

 the Fortis Unit on Euronext on the day immediately

preceding the acquisition, plus a maximum of 15% or

less a maximum of 15%; or b) by means of stock

lending agreements under terms and conditions that

comply with common market practice for the number of

Fortis Units from time to time to be borrowed by

PROPOSAL #4.: Closure                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORTIS SA/NV, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B4399L102

  MEETING DATE:      4/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2.1: Amend Article 2 as specified subject          ISSUER             NO              N/A                  N/A

to the approval of the name change of the Belgian

Company, Fortis SA/NV, by the EGM of Shareholders of

Fortis SA/NV

PROPOSAL #2.2: Amend Paragraph B) of Article 9 as              ISSUER             NO              N/A                  N/A

specified

PROPOSAL #2.3: Amend Paragraph A) and D) of Article          ISSUER             NO              N/A                  N/A

10 as specified

PROPOSAL #2.4: Amend Article 11 as specified                       ISSUER             NO              N/A                  N/A

PROPOSAL #2.5: Amend Article 17 as specified                       ISSUER             NO              N/A                  N/A

PROPOSAL #2.6: Authorize any and all Members of the          ISSUER             NO              N/A                  N/A

Board of Directors as well as any and all civil-law

notaries, associates and paralegals practising with

De Brauw Blackstone Westbroek N.V. to draw up the

draft of the required notarial deed of amendment to

the Articles of Association, to apply for the

required ministerial declaration of no-objection, as

well as to execute the notarial deed of amendment to

the Articles of Association

PROPOSAL #3.: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORTIS SA/NV, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B4399L102

  MEETING DATE:      4/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.1: Authorize the Board of Directors of            ISSUER             NO              N/A                  N/A

the Company and the Boards of its direct subsidiaries

 for a period of 18 months starting after the end of

the General Meeting which will deliberate this point,

 to acquire Fortis Units, in which twinned Fortis

SA/NV shares are incorporated, representing up to a

maximum of 10% of the issued share capital, for a

consideration equivalent to the closing price of the

Fortis Unit on Euronext on the day immediately

preceding the acquisition, plus a maximum of 15% or

minus a maximum of 15%

PROPOSAL #2.2: Authorize the Board of Directors of            ISSUER             NO              N/A                  N/A

the Company and the Boards of its direct subsidiaries

 for a period of 18 months starting after the end of

the General Meeting which will deliberate this point,

 to dispose of Fortis Units, in which twinned Fortis

SA/NV shares are incorporated, under the conditions

it will determine

PROPOSAL #3.1.1: Amend the first sentence of Article         ISSUER             NO              N/A                  N/A

2 as specified

PROPOSAL #3.1.2: Approve to insert the specified new         ISSUER             NO              N/A                  N/A

paragraph in Article 3

PROPOSAL #3.2.1: Receive the special report                         ISSUER             NO              N/A                  N/A

PROPOSAL #3.2.2: Authorize the Board of Directors to         ISSUER             NO              N/A                  N/A

increase the Company capital by a maximum amount of

EUR 88,200,000 to issue shares to meet the coupon

payment obligations under the financial instruments

mentioned in the special report by the Board of

Directors and to consequently cancel the unused

balance of the authorized capital, as mentioned in

Article 9 A) of the Articles of Association, existing

 at the date of the publication in the Belgian State

Gazette of the amendment to the Articles of

Association of the Company resolved by the EGM of

Shareholders which will deliberate this point

PROPOSAL #3.2.3: Authorize the Board of Directors to         ISSUER             NO              N/A                  N/A

increase the Company capital by a maximum amount of

EUR 168,000,000 to issue shares to meet the

obligation to redeem the principal amount of the

Redeemable Perpetual Cumulative Coupon Debt

Securities issued by Fortis Bank nv-sa in SEP 2001

and to consequently cancel the unused balance of the

authorized capital, as mentioned in Article 9 A) of

the Articles of Association, existing at the date of

the publication in the Belgian State Gazette of the

amendment to the Articles of Association of the

Company resolved by the EGM of Shareholders which

PROPOSAL #3.2.4: Approve to modify the Paragraph A)          ISSUER             NO              N/A                  N/A

of Article 9 of the Articles of Association worded as

 specified

PROPOSAL #3.2.5: Amend Article 10 A) and D) as                   ISSUER             NO              N/A                  N/A

specified

PROPOSAL #3.3: Approve to replace Article 17 as                 ISSUER             NO              N/A                  N/A

specified

PROPOSAL #3.4: Approve to replace Article 28 as                 ISSUER             NO              N/A                  N/A

specified

PROPOSAL #3.5: Authorize the Chairman, with the                 ISSUER             NO              N/A                  N/A

authority to sub-delegate, to make at the time when

the coordinated text is drawn up the necessary

modifications to the Articles of Association,

including to give effect to the new names of Fortis

SA/NV and Fortis N.V.

PROPOSAL #4.: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORTIS SA/NV, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B4399L102

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.1.1: Discussion of the annual report on          ISSUER             NO              N/A                  N/A

the FY 2009

PROPOSAL #2.1.2: Discussion of the consolidated                 ISSUER             NO              N/A                  N/A

annual accounts for the FY 2009

PROPOSAL #2.1.3: Discussion and proposal to approve          ISSUER             NO              N/A                  N/A

the statutory annual accounts of the company for the

FY 2009

PROPOSAL #2.2.1: Information on the dividend policy           ISSUER             NO              N/A                  N/A

PROPOSAL #2.2.2: Adopt a gross dividend for the 2009         ISSUER             NO              N/A                  N/A

FY of EUR 0.08 per Fortis Unit, the dividend will be

payable as from 01 JUN 2010

PROPOSAL #2.31A: Grant discharge Mr. Louis Cheung Chi        ISSUER             NO              N/A                  N/A

 Yan for the period 01 JAN 2009 through 01 FEB 2009

PROPOSAL #2.31B: Grant discharge Mr. Philippe Bodson         ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.31C: Grant discharge Mr. Richard                       ISSUER             NO              N/A                  N/A

Delbridge for the period 01 JAN 2009 through 13 FEB

PROPOSAL #2.31D: Grant discharge Mrs. Clara Furse for        ISSUER             NO              N/A                  N/A

 the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.31E: Grant discharge Mr. Reiner Hagemann         ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.31F: Grant discharge Mr. Jan Michiel                ISSUER             NO              N/A                  N/A

Hessels for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.31G: Grant discharge Mr. Jacques Manardo         ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.31H: Grant discharge Mr. Alois Michielsen        ISSUER             NO              N/A                  N/A

 for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.31I: Grant discharge Mr. Ronald Sandler          ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.31J: Grant discharge Mr. Rana Talwar for         ISSUER             NO              N/A                  N/A

the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.31K: Grant discharge Mr. Klaas Westdijk          ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.31L: Grant discharge Mr. Karel De Boeck          ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 01 JUL 2009

PROPOSAL #2.31M: Grant discharge Mr. Georges Ugeux            ISSUER             NO              N/A                  N/A

for the period 13 FEB 2009 through 13 FEB 2009

PROPOSAL #2.31N: Grant discharge Mr. Jozef De Mey for        ISSUER             NO              N/A                  N/A

 the period 13 FEB 2009 through 31 DEC 2009

PROPOSAL #2.31O: Grant discharge Mr. Jan Zegering              ISSUER             NO              N/A                  N/A

Hadders for the period 13 FEB 2009 through 31 DEC 2009

PROPOSAL #2.31P: Grant discharge Mr. Frank Arts for          ISSUER             NO              N/A                  N/A

the period 29 APR 2009 through 31 DEC 2009

PROPOSAL #2.31Q: Grant discharge Mr. Guy de Selliers         ISSUER             NO              N/A                  N/A

de Moranville for the period 29 APR 2009 through 31

DEC 2009

PROPOSAL #2.31R: Grant discharge Mr. Roel Nieuwdorp          ISSUER             NO              N/A                  N/A

for the period 29 APR 2009 through 31 DEC 2009

PROPOSAL #2.31S: Grant discharge Mr. Lionel Perl for         ISSUER             NO              N/A                  N/A

the period 29 APR 2009 through 31 DEC 2009

PROPOSAL #2.31T: Grant discharge Mr. Shaoliang Jin            ISSUER             NO              N/A                  N/A

for the period 29 APR 2009 through 31 DEC 2009

PROPOSAL #2.31U: Grant discharge Mr. Bart De Smet for        ISSUER             NO              N/A                  N/A

 the period 18 SEP 2009 through 31 DEC 2009

PROPOSAL #2.3.2: Grant discharge the Auditor for the         ISSUER             NO              N/A                  N/A

FY 2009

PROPOSAL #3.: Information on Fortis's governance                ISSUER             NO              N/A                  N/A

relating to the reference codes and the applicable

provisions regarding corporate governance

PROPOSAL #4.: Approve the remuneration policy for the        ISSUER             NO              N/A                  N/A

 Board Members and the Members of the Group Executive

 Committee as explained in the explanatory note

PROPOSAL #5.: Approve the remuneration per Non-                  ISSUER             NO              N/A                  N/A

Executive Member of the Board of Directors of Fortis

SA/NV and Fortis N.V. as follows: a fixed annual

retainer of EUR 45,000, an attendance fee of EUR

2,000 per Board meeting and an attendance fee of EUR

1,500 per Board committee meeting in case of Members

of the relevant committee and EUR 2,000 in case of

the Chairman of the relevant committee; for the

Chairman of the Board of Directors a fixed annual

retainer of EUR 60,000 and an attendance fee of EUR

2,500 per Board meeting

PROPOSAL #6.1: Appoint Mr. Bart De Smet as a Member          ISSUER             NO              N/A                  N/A

of the Board of Directors until the end of the OGM of

 Shareholders in 2013, Mr. Bart De Smet will carry

out the function of Executive Director and will hold

the title of Chief Executive Officer in accordance

with the Articles of Association, Mr. Bart De Smet

was provisionally appointed by the Board of Directors

 on 01 JUL 2009

PROPOSAL #6.2: Appoint, subject to the approval of            ISSUER             NO              N/A                  N/A

the Banking, Finance and Insurance Commission and to

the appointment as a Member of the Board of Directors

 of Fortis N.V., Bridget McIntyre as a Non-Executive

Member of the Board of Directors until the end of the

 OGM of Shareholders in 2013, Bridget McIntyre

complies with the criteria set out in Article 526ter

of the Belgian Companies Code and will qualify as

Independent Director within the meaning of this

PROPOSAL #6.3: Appoint, subject to the approval of            ISSUER             NO              N/A                  N/A

the Banking, Finance and Insurance Commission and to

the appointment as a Member of the Board of Directors

 of Fortis N.V., Belen Romana as a Non-Executive

Member of the Board of Directors until the end of the

 OGM of Shareholders in 2013, Belen Romana complies

with the criteria set out in Article 526ter of the

Belgian Companies Code and will qualify as

Independent Director within the meaning of this

PROPOSAL #E.7.1: Authorize the Board of Directors of         ISSUER             NO              N/A                  N/A

the Company and the Boards of its direct subsidiaries

 for a period of 18 months starting after the end of

the General Meeting which will deliberate this point,

 to acquire Fortis Units, in which twinned Fortis

SA/NV shares are incorporated, representing up to a

maximum of 10% of the issued share capital, for a

consideration equivalent to the closing price of the

Fortis Unit on Euronext on the day immediately

preceding the acquisition, plus a maximum of 15% or

minus a maximum of 15%

PROPOSAL #E.7.2: Authorize the Board of Directors of         ISSUER             NO              N/A                  N/A

the Company and the Boards of its direct subsidiaries

 for a period of 18 months starting after the end of

the General Meeting which will deliberate this point,

 to dispose of Fortis Units, in which twinned Fortis

SA/NV shares are incorporated, under the conditions

it will determine

PROPOSAL #E81.1: Amend the first sentence of Article         ISSUER             NO              N/A                  N/A

2 as specified

PROPOSAL #E81.2: Approve to insert the specified new         ISSUER             NO              N/A                  N/A

paragraph in Article 3 as specified

PROPOSAL #E82.1: Communication of the special report         ISSUER             NO              N/A                  N/A

by the Board of Directors on the use and purpose of

the authorized capital prepared in accordance with

Article 604 of the Belgian Companies Code

PROPOSAL #E82.2: Authorize the Board of Directors to         ISSUER             NO              N/A                  N/A

increase the Company capital by a maximum amount of

EUR 88,200,000 to issue shares to meet the coupon

payment obligations under the financial instruments

mentioned in the special report by the Board of

Directors and to consequently cancel the unused

balance of the authorized capital, as mentioned in

Article 9 a) of the Articles of Association, existing

 at the date of the publication in the Belgian State

Gazette of the amendment to the Articles of

Association of the company resolved by the EGM of

Shareholders which will deliberate this point

PROPOSAL #E82.3: Authorize the Board of Directors to         ISSUER             NO              N/A                  N/A

increase the Company capital by a maximum amount of

EUR 168,000,000 to issue shares to meet the

obligation to redeem the principal amount of the

Redeemable Perpetual Cumulative Coupon Debt

Securities issued by Fortis Bank nv-sa in September

2001 and to consequently cancel the unused balance of

 the authorized capital, as mentioned in Article 9 a)

 of the Articles of Association, existing at the date

 of the publication in the Belgian State Gazette of

the amendment to the Articles of Association of the

Company resolved by the EGM of Shareholders which

will deliberate this point

PROPOSAL #E82.4: Approve to modify the paragraph a)          ISSUER             NO              N/A                  N/A

of Article 9 of the Articles of Association worded as

 specified; the exact amount for which the Board of

Directors will ultimately be authorized to increase

the company capital will depend on the outcome of the

 vote in relation to the proposed resolutions under

items 8.2.2 and 8.2.3 by the EGM of Shareholders of

28 APR 2010

PROPOSAL #E82.5: Amend Article 10 a) and d) as                   ISSUER             NO              N/A                  N/A

specified

PROPOSAL #E.8.3: Approve to replace Article 17 as              ISSUER             NO              N/A                  N/A

specified

PROPOSAL #E.8.4: Approve to replace Article 28 as              ISSUER             NO              N/A                  N/A

specified

PROPOSAL #E.8.5: Authorize the Chairman, with the              ISSUER             NO              N/A                  N/A

authority to sub-delegate, to make at the time when

the coordinated text is drawn up the necessary

modifications to the Articles of Association,

including to give effect to the new names of Fortis

SA/NV and Fortis N.V.

PROPOSAL #9.: Closure                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORTIS SA/NV, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B4399L102

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.1.1: Discussion of the annual report on          ISSUER             NO              N/A                  N/A

the FY 2009

PROPOSAL #2.1.2: Discussion of the consolidated                 ISSUER             NO              N/A                  N/A

annual accounts for the FY 2009

PROPOSAL #2.1.3: Discussion and proposal to adopt the        ISSUER             NO              N/A                  N/A

 statutory annual accounts of the Company for the FY

2009

PROPOSAL #2.2.1: Information on the dividend policy           ISSUER             NO              N/A                  N/A

PROPOSAL #2.2.2: Adopt a gross dividend for the 2009         ISSUER             NO              N/A                  N/A

FY of EUR 0.08 per Fortis Unit, the dividend will be

payable as from 01 JUN 2010

PROPOSAL #2.3.A: Grant discharge Mr. Louis Cheung Chi        ISSUER             NO              N/A                  N/A

 Yan for the period 01 JAN 2009 through 01 FEB 2009

PROPOSAL #2.3.B: Grant discharge Mr. Philippe Bodson         ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.3.C: Grant discharge Mr. Richard                       ISSUER             NO              N/A                  N/A

Delbridge for the period 01 JAN 2009 through 13 FEB

PROPOSAL #2.3.D: Grant discharge Mrs. Clara Furse for        ISSUER             NO              N/A                  N/A

 the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.3.E: Grant discharge Mr. Reiner Hagemann         ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.3.F: Grant discharge Mr. Jan Michiel                ISSUER             NO              N/A                  N/A

Hessels for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.3.G: Grant discharge Mr. Jacques Manardo         ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.3.H: Grant discharge Mr. Alois Michielsen        ISSUER             NO              N/A                  N/A

 for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.3.I: Grant discharge Mr. Ronald Sandler          ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.3.J: Grant discharge Mr. Rana Talwar for         ISSUER             NO              N/A                  N/A

the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.3.K: Grant discharge Mr. Klaas Westdijk          ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.3.L: Grant discharge Mr. Karel De Boeck          ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 01 JUL 2009

PROPOSAL #2.3.M: Grant discharge Mr. Georges Ugeux            ISSUER             NO              N/A                  N/A

for the period 13 FEB 2009 through 13 FEB 2009

PROPOSAL #2.3.N: Grant discharge Mr. Jozef De Mey for        ISSUER             NO              N/A                  N/A

 the period 13/02/2009 through 31/12/2009

PROPOSAL #2.3.O: Grant discharge Mr. Jan Zegering              ISSUER             NO              N/A                  N/A

Hadders for the period 13 FEB 2009 through 31 DEC 2009

PROPOSAL #2.3.P: Grant discharge Mr. Frank Arts for          ISSUER             NO              N/A                  N/A

the period 29 APR 2009 through 31 DEC 2009

PROPOSAL #2.3.Q: Grant discharge Mr. Guy de Selliers         ISSUER             NO              N/A                  N/A

de Moranville for the period 29 APR 2009 through 31

DEC 2009

PROPOSAL #2.3.R: Grant discharge Mr. Roel Nieuwdorp          ISSUER             NO              N/A                  N/A

for the period 29 APR 2009 through 31 DEC 2009

PROPOSAL #2.3.S: Grant discharge Mr. Lionel Perl for         ISSUER             NO              N/A                  N/A

the period 29 APR 2009 through 31 DEC 2009

PROPOSAL #2.3.T: Grant discharge Mr. Shaoliang Jin            ISSUER             NO              N/A                  N/A

for the period 29 APR 2009 through 31 DEC 2009

PROPOSAL #2.3.U: Grant discharge Mr. Bart De Smet for        ISSUER             NO              N/A                  N/A

 the period 18 SEP 2009 through 31 DEC 2009

PROPOSAL #3.: Information on Fortis's governance                ISSUER             NO              N/A                  N/A

relating to the reference codes and the applicable

provisions regarding corporate governance

PROPOSAL #4.: Adopt and approve the remuneration                ISSUER             NO              N/A                  N/A

policy for the Board Members and the Members of the

Group Executive Committee as explained in the

explanatory note

PROPOSAL #5.: Adopt the remuneration per Non-                      ISSUER             NO              N/A                  N/A

Executive Member of the Board of Directors of Fortis

SA/NV and Fortis N.V. as follows: a fixed annual

retainer of EUR 45,000, an attendance fee of EUR

2,000 per Board meeting and an attendance fee of EUR

1,500 per Board committee meeting in case of Members

of the relevant committee and EUR 2,000 in case of

the Chairman of the relevant committee; for the

Chairman of the Board of Directors a fixed annual

retainer of EUR 60,000 and an attendance fee of EUR

PROPOSAL #6.1: Appoint Bridget McIntyre as a Non-               ISSUER             NO              N/A                  N/A

Executive Member of the Board of Directors until the

end of the AGM of Shareholders in 2013, subject to

the appointment of Bridget McIntyre as a Non-

Executive Member of the Board of Directors of Fortis

SA/NV, which latter appointment is subject to the

approval of the Belgian Banking, Finance and

PROPOSAL #6.2: Appoint Belen Romana as a Non-                      ISSUER             NO              N/A                  N/A

Executive Member of the Board of Directors until the

end of the AGM of Shareholders in 2013, subject to

the appointment of Belen Romana as a Non-Executive

Member of the Board of Directors of Fortis SA/NV,

which latter appointment is subject to the approval

of the Belgian Banking, Finance and Insurance

PROPOSAL #7.: Authorize the Board of Directors as              ISSUER             NO              N/A                  N/A

from 29 APR 2010 for a period of 18 months, to

acquire Fortis Units, which include fully paid

twinned shares of Fortis N.V., up to a maximum of 10%

 of the issued share capital of Fortis N.V. a)

through all agreements, including transactions on the

 stock exchange and private transactions at a price

which is within a range between the closing price of

the relevant Fortis Unit on Euronext on the day

immediately preceding the acquisition, plus a maximum

 of 15% and one eurocent (EUR 0.01), or b) by means

of stock lending agreements under terms and

conditions that comply with common market practice,

but within the price range as referred to under a)

above, for the number of Fortis Units from time to

time to be borrowed by Fortis N.V.

PROPOSAL #8.1: Amend Article 2 as specified The name         ISSUER             NO              N/A                  N/A

of the Company is: ageas N.V.

PROPOSAL #8.2: Amend paragraph b) of Article 9 as              ISSUER             NO              N/A                  N/A

specified

PROPOSAL #8.3: Amend paragraph a) and d) of Article          ISSUER             NO              N/A                  N/A

10 as specified

PROPOSAL #8.4: Amend Article 11 as specified                       ISSUER             NO              N/A                  N/A

PROPOSAL #8.5: Amend Article 17 as specified                       ISSUER             NO              N/A                  N/A

PROPOSAL #8.6: Authorize any and all Members of the          ISSUER             NO              N/A                  N/A

Board of Directors as well as any and all civil-law

notaries, associates and paralegals practising with

De Brauw Blackstone Westbroek N.V. to draw up the

draft of the required notarial deed of amendment to

the Articles of Association, to apply for the

required ministerial declaration of no-objection, as

well as to execute the notarial deed of amendment to

the Articles of Association

PROPOSAL #9.: Closure                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORTUM OYJ

  TICKER:                  N/A                 CUSIP:   X2978Z118

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Calling the meeting to order                           ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Election of persons to scrutinize the          ISSUER             NO              N/A                  N/A

minutes and to supervise the counting of votes

PROPOSAL #4.: Recording the legality of the meeting           ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Recording the attendance at the meeting        ISSUER             NO              N/A                  N/A

 and adoption of the list of votes

PROPOSAL #6.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements, the operating and financial review, the

Auditor's report and the statement of the Supervisory

 Board for the year 2009 and the review by the

President and Chief Executive Officer

PROPOSAL #7.: Adopt the accounts                                            ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Approve to pay a dividend of EUR 1.00          ISSUER            YES             FOR                  FOR

per share

PROPOSAL #9.: Grant discharge from liability                       ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Approve the remuneration of the                   ISSUER            YES             FOR                  FOR

Supervisory Board Members

PROPOSAL #11.: Approve the number of the Supervisory         ISSUER            YES             FOR                  FOR

Board Members

PROPOSAL #12.: Election of the Supervisory Board                ISSUER            YES             FOR                  FOR

PROPOSAL #13.: Approve the remuneration of Board                ISSUER            YES             FOR                  FOR

Members

PROPOSAL #14.: Approve the number of Board Members             ISSUER            YES             FOR                  FOR

PROPOSAL #15.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES             FOR               AGAINST

SHAREHOLDERS' PROPOSAL: re-elect M. Lehti, S. Baldauf

 E. Aho, I. Ervasti-Vaintola, B. Johansson-Hedberg

and C. Ramm-Schmidt as the Board Members and election

 of J. Larson as a new Board Member

PROPOSAL #16.: Approve the remuneration of the Auditor      ISSUER            YES             FOR                  FOR

PROPOSAL #17.: Election of Deloitte and Touche Ltd as        ISSUER            YES             FOR                  FOR

 the Auditor

PROPOSAL #18.: Amend Articles 7, 14 and 18 of the              ISSUER            YES             FOR                  FOR

Articles of Association

PROPOSAL #19.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: appoint the Nomination

Committee

PROPOSAL #20.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES             FOR               AGAINST

SHAREHOLDERS' PROPOSAL: approve to dissolve the

Supervisory Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRANCE TELECOM SA, PARIS

  TICKER:                  N/A                 CUSIP:   F4113C103

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual financial statements         ISSUER            YES             FOR                  FOR

for the FYE on 31 DEC 2009

PROPOSAL #2: Approve the consolidated financial                 ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #3: Approve the allocation of income for the        ISSUER            YES             FOR                  FOR

 FYE on 31 DEC 2009 as reflected in the annual

financial statements

PROPOSAL #4: Approve the agreement pursuant to                   ISSUER            YES             FOR                  FOR

Article L.225-38 of the Commercial Code

PROPOSAL #5: Approve the agreements pursuant to                 ISSUER            YES             FOR                  FOR

Article L.225-38 of the Commercial Code

PROPOSAL #6: Approve the endorsements to the                       ISSUER            YES             FOR                  FOR

contracts concluded with the Company Novalis in

accordance with Article L.225-42-1 last Paragraph of

the Commercial Code

PROPOSAL #7: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

purchase or transfer France telecom shares

PROPOSAL #8: Appointment of Mr. Stephane Richard as a        ISSUER            YES             FOR                  FOR

 Board Member

PROPOSAL #9: Election of Mr. Marc Maouche as a Board         ISSUER            YES         AGAINST           AGAINST

Member, representing the members of the staff

shareholders

PROPOSAL #10: Election of Mr. Jean-Pierre Borderieux         ISSUER            YES         AGAINST           AGAINST

as a Board Member, representing the Members of the

staff shareholders

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue shares reserved to persons having signed a

liquidity contract with the Company in their capacity

 as holders of shares or stock options of Orange S.A

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

proceed with the free issuance of option-based

liquidity instruments reserved to holders of stock

options of Orange S.A. that have signed a liquidity

contract with the Company

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate stock options and/or options to purchase

shares of the Company

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

proceed with capital increases reserved to members of

 Saving Plans

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the capital by cancellation of shares

PROPOSAL #E.16: Approve the powers for the formalities      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRAPORT AG FRANKFURT AIRPORT SERVICES WORLDWIDE, F

  TICKER:                  N/A                 CUSIP:   D3856U108

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and group annual report as well as the

report by the Board of Managing Directors pursuant to

 Sections 289(4) and 315(4) of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 106,239,045.85 as

follows: payment of a dividend of EUR 1.15 per share

EUR 690,477.25 shall be carried forward ex-dividend

and payable date: 03 JUN 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: KPMG AG, Berlin

PROPOSAL #6.: Authorization to acquire own shares the        ISSUER            YES             FOR                  FOR

 company shall be authorized to acquire own shares of

 up to 3% of its share capital, at prices not

deviating more than 10% from the market price of the

shares, on or before 01 JUN 2015; the Board of

Managing Directors shall be authorized to use the

shares within the scope of the Fraport Management

Stock Option Plan and as part of the Management bonus

 for Members of the Board of Managing Directors

PROPOSAL #7.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 Members of the Board of Managing Directors

PROPOSAL #8.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in connection with the Shareholder Rights

 Directive Implementation Law (ARUG) Section 14 shall

 be amended in respect of the shareholders meeting

being announced at least 35 days prior to the date of

 the meeting; Section 15 shall be amended in respect

of shareholders registering for participation in the

shareholders meeting at least six days in advance,

and providing evidence of their shareholding as per

the 21st day before the meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRESENIUS MEDICAL CARE AG & CO. KGAA, BAYERN

  TICKER:                  N/A                 CUSIP:   D2734Z107

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER            YES             FOR                  FOR

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the Group financial

 statements, the Group annual report, and the reports

 pursuant to Sections 289(4) and 315(4) of the German

 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 748,591,242.19 as

follows: Payment of a dividend of EUR 0.61 per

ordinary share and EUR 0.63 per preferred share are

EUR 565,738,668.20 shall be carried forward Ex-

dividend and payable date: 12 MAY 2010

PROPOSAL #3.: Ratification of the acts of the General        ISSUER            YES             FOR                  FOR

 Partner

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Resolution on the approval of the                 ISSUER            YES             FOR                  FOR

Remuneration System of the Management Board members

of the General Partner

PROPOSAL #6.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: KPMG AG, Berlin

PROPOSAL #7.: Resolution on the creation of                        ISSUER            YES             FOR                  FOR

authorized capital and the corresponding amendment to

 the Articles of Association, a) the existing

authorized capital I of up to 35,000,000 shall be

revoked, the General Partner shall be authorized,

with the consent of the Supervisory Board, to

increase the share capital by up to EUR 35,000,000

through the issue of new ordinary shares against

payment in cash, on or before 10 MAY 2015 (authorized

 capital 2010/I), Shareholders shall be granted

subscription rights except for residual amounts, b)

the existing authorized capital II of up to

25,000,000 shall be revoked, the General Partner

shall be authorized, with the consent of the

Supervisory Board, to increase the share capital by

up to EUR 25,000,000 through the issue of new

ordinary shares against payment in cash and/or kind,

on or before 10 MAY 2015 (authorized capital

2010/II), Shareholders shall be granted subscription

rights except for the issue of shares against payment

 in kind, and for a capital increase of up to 10% of

the share capital against contributions in cash if

the shares are issued at a price not materially below

PROPOSAL #8.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in accordance with the Law on the

Implementation of the Shareholder Rights Directive

(ARUG) Section 14, in respect of the shareholders'

meeting being convened at least 30 days prior to the

meeting, the day of the convocation and the day of

the shareholders' meeting not being included in the

calculation of the 30 day period Section 15(1), in

respect of shareholders being entitled to participate

 in and vote at the shareholders' meeting if they

register with the Company by the sixth day prior to

the meeting and provide evidence of their

shareholding as per the statutory record date Section

 15(2), in respect of members of the Supervisory

Board also being able to attend the shareholders'

meeting by electronic means of communication, Section

 15(3), in respect of proxy-voting instructions being

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRESENIUS SE, BAD HOMBURG

  TICKER:                  N/A                 CUSIP:   D27348107

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the FY 2009 with the

 report of the Supervisory Board, the group financial

 statements and annual report, and the report

pursuant to Sections 289(4) and 315(4) of the German

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER             NO              N/A                  N/A

distributable profit of EUR 121,841,531.70 as

follows: payment of a dividend of EUR 0.75 per

ordinary share payment of a dividend of EUR 0.76 per

preference share EUR 48,422.82 shall be carried

forward ex-dividend and payable on 13 MAY 2010

PROPOSAL #3.: Ratification of the Acts of the Board          ISSUER             NO              N/A                  N/A

of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                     ISSUER             NO              N/A                  N/A

Supervisory Board

PROPOSAL #5.: Approval of the compensation system for        ISSUER             NO              N/A                  N/A

 the Board of Managing Directors in the FY 2010, as

detailed in the annual report

PROPOSAL #6.: Appointment of Auditors for the 2010            ISSUER             NO              N/A                  N/A

FY: KPMG AG, Berlin

PROPOSAL #7.: Approval of the transformation of the          ISSUER             NO              N/A                  N/A

Company into a partnership limited by shares [KGaA]

resolution on the transformation of the Company into

Fresenius SE & Co, KGaA, whose entire share capital

shall comprise ordinary shares; the share capital of

the existing Company shall become the share capital

of the new Company, the shareholders of the Company

at the time of the transformation becoming the

limited shareholders of the new Company; the ordinary

 shareholders shall receive the same number of voting

 ordinary shares in the new Company as they held in

the old Company, and the preference shareholders

shall receive the same number of voting ordinary

shares in the new Company as they held non-voting

preference shares in the old Company; the general

partner of the new Company shall be Fresenius

Management SE [currently known as Asion SE], a wholly

 owned subsidiary of else Kroener-Fresenius-Stiftung,

 the holder of approximately 58% of the Company's

ordinary shares; the new general partner will not

hold an interest in the share capital, nor will it

participate in its earnings; approval by Asion SE of

its entry into the new Company as its general

partner, and approval by Asion SE of the Articles of

Association of the new Company Fresenius Management

SE [currently known as Asion SE], a wholly owned

subsidiary of else Kroener-Fresenius-Stiftung, the

holder of approximately 58% of the Company's ordinary

 shares; the new general partner will not hold an

interest in the share capital, nor will it

participate in its earnings; approval by Asion SE of

its entry into the new Company as its general

partner, and approval by Asion SE of the Articles of

Association of the new Company

PROPOSAL #8.: Separate resolution of the preference          ISSUER            YES             FOR                  FOR

shareholders on the transformation of the Company as

per Item 7

PROPOSAL #9.1: Elections to the Supervisory Board of         ISSUER             NO              N/A                  N/A

Fresenius SE & Co. KGaA: Roland Berger

PROPOSAL #9.2: Elections to the Supervisory Board of         ISSUER             NO              N/A                  N/A

Fresenius SE & Co. KGaA: Gerd Krick, Klaus

PROPOSAL #9.3: Elections to the Supervisory Board of         ISSUER             NO              N/A                  N/A

Fresenius SE & Co. KGaA: Klaus-Peter Mueller

PROPOSAL #9.4: Elections to the Supervisory Board of         ISSUER             NO              N/A                  N/A

Fresenius SE & Co. KGaA: Gerhard Rupprecht

PROPOSAL #9.5: Elections to the Supervisory Board of         ISSUER             NO              N/A                  N/A

Fresenius SE & Co. KGaA: Michael Albrecht

PROPOSAL #9.6: Elections to the Supervisory Board of         ISSUER             NO              N/A                  N/A

Fresenius SE & Co. KGaA: Gerhard Roggemann

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRESENIUS SE, BAD HOMBURG

  TICKER:                  N/A                 CUSIP:   D27348123

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of t he Supervisory Board, the group

financial statements and annual report, and the

report pursuant to Sections 289(4) and 315(4) of the

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 121,841,531.70 as

follows: Payment of a dividend of EUR 0.75 per

ordinary share payment of a dividend of EUR 0.76 per

preference share EUR 48,422.82 shall be carried

forward Ex-dividend and payable date: 13 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the compensation system for        ISSUER            YES             FOR                  FOR

 the Board of Managing Directors in the 2010 FY, as

detailed in the annual report

PROPOSAL #6.: Appointment of Auditors for the 2010            ISSUER            YES             FOR                  FOR

FY: KPMG AG, Berlin

PROPOSAL #7.: Approval of the transformation of the          ISSUER            YES             FOR                  FOR

company into a partnership limited by shares (KGaA)

resolution on the  transformation of the company into

 Fresenius SE + Co. KGaA, whose entire share capital

shall comprise ordinary shares, the share capital of

the existing Company shall become the share capital

of the new Company, the shareholders of the Company

at the time of the transformation becoming the

limited shareholders of the new Company, the ordinary

 shareholders shall receive the same number of voting

 ordinary shares in the new Company as they held in

the old Company, and the preference shareholders

shall receive the same number of voting ordinary

shares in the new company as they held non-voting

preference shares in the old company, the general

partner of the new company shall be Fresenius

Management SE (currently known as Asion SE), a wholly

 owned subsidiary of Else Kroener-Fresenius-Stiftung,

 the holder of approximately 58 percent of the

Company's ordinary shares, the new general partner

will not hold an interest in the share capital, nor

will it participate in its earnings, approval by

Asion SE of its entry into the new Company as its

general partner, and approval by Asion SE of the

Articles of Association of the new Company

PROPOSAL #8.: Separate resolution of the preference          ISSUER             NO              N/A                  N/A

shareholders on the transformation of the company as

per item 7

PROPOSAL #9.1: Election of the Supervisory Board of          ISSUER            YES             FOR                  FOR

Fresenius SE + Co. KGaA: Roland Berger

PROPOSAL #9.2: Election of the Supervisory Board of          ISSUER            YES             FOR                  FOR

Fresenius SE + Co. KGaA: Dr. Gerd Krick

PROPOSAL #9.3: Election of the Supervisory Board of          ISSUER            YES             FOR                  FOR

Fresenius SE + Co. KGaA: Klaus-Peter Mueller

PROPOSAL #9.4: Election of the Supervisory Board of          ISSUER            YES             FOR                  FOR

Fresenius SE + Co. KGaA: Dr. Gerhard Rupprecht

PROPOSAL #9.5: Election of the Supervisory Board of          ISSUER            YES             FOR                  FOR

Fresenius SE + Co. KGaA: Prof. Dr. med. D. Michael

Albrecht

PROPOSAL #9.6: Election of the Supervisory Board of          ISSUER            YES             FOR                  FOR

Fresenius SE + Co. KGaA: Gerhard Roggemann

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRESNILLO PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G371E2108

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the audited accounts of the                ISSUER            YES             FOR                  FOR

Company for the FYE 31 DEC 2009, together with the

Directors' report and Auditors' report thereon

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3: Approve the Directors remuneration                 ISSUER            YES             FOR                  FOR

report for the FYE 31 DEC 2009

PROPOSAL #4: Re-appoint Ernst & Young LLP as the                ISSUER            YES             FOR                  FOR

Auditors of the Company  the Auditors  to hold office

 until the conclusion of the next general meeting of

the Company at which the accounts are laid before the

 Company

PROPOSAL #5: Authorize the Audit Committee of the              ISSUER            YES             FOR                  FOR

Company to agree the remuneration of the Auditors

PROPOSAL #6: Authorize the Directors to allot shares,        ISSUER            YES             FOR                  FOR

 pursuant to Section 551, Companies Act 2006

PROPOSAL #S.7: Authorize the Directors to disapply            ISSUER            YES             FOR                  FOR

pre-emption rights pursuant to Section 570, Companies

 Act 2006

PROPOSAL #S.8: Authorize the Directors to make market        ISSUER            YES             FOR                  FOR

 purchases of the Company's ordinary shares pursuant

to Section 701, Companies Act 2006

PROPOSAL #S.9: Approve that a general meeting other          ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days' notice

PROPOSAL #S.10: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

 of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRIENDS PROVIDENT GROUP PLC, DORKING

  TICKER:                  N/A                 CUSIP:   G371FQ104

  MEETING DATE:      10/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Scheme of Arrangement dated        ISSUER            YES             FOR                  FOR

 03 SEP 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRIENDS PROVIDENT GROUP PLC, DORKING

  TICKER:                  N/A                 CUSIP:   G371FQ104

  MEETING DATE:      10/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve to give effect to the Scheme          ISSUER            YES             FOR                  FOR

of Arrangement

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FUGRO NV, LEIDSCHENDAM

  TICKER:                  N/A                 CUSIP:   N3385Q197

  MEETING DATE:      9/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Appoint Mr. J. Ruegg as a Member of the        ISSUER            YES             FOR                  FOR

 Management Board

PROPOSAL #3.: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FUGRO NV, LEIDSCHENDAM

  TICKER:                  N/A                 CUSIP:   N3385Q197

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Report of the Board of Management and            ISSUER             NO              N/A                  N/A

the Supervisory Board for the year 2009

PROPOSAL #3: Adopt the 2009 annual accounts                         ISSUER            YES             FOR                  FOR

PROPOSAL #4: Grant discharge of the Members of the            ISSUER            YES             FOR                  FOR

Board of Management for their Management

PROPOSAL #5: Grant discharge of the Members of the            ISSUER            YES             FOR                  FOR

Supervisory Board for their supervision

PROPOSAL #6.a: Discussion of the policy on reserves          ISSUER             NO              N/A                  N/A

and dividend

PROPOSAL #6.b: Approve the appropriation of the 2009         ISSUER            YES             FOR                  FOR

profits

PROPOSAL #7: Corporate Governance                                           ISSUER             NO              N/A                  N/A

PROPOSAL #8.a: Re-appointment of Mr. H.C. Scheffer as        ISSUER            YES             FOR                  FOR

 a Member of the Supervisory Board

PROPOSAL #8.b: Re-appointment of Mr. F.H. Schreve as         ISSUER            YES             FOR                  FOR

a Member of the Supervisory Board

PROPOSAL #8.c: Re-appointment of Mr. G-J. Kramer as a        ISSUER            YES         AGAINST           AGAINST

 Member of the Supervisory Board

PROPOSAL #8.d: Re-appointment of Mr. Th. Smith as a          ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #9.a: Re-appointment of Mr. P. Van Riel as a        ISSUER            YES             FOR                  FOR

 Member of the Board of Management

PROPOSAL #9.b: Re-appointment of Mr. A. Steenbakker          ISSUER            YES             FOR                  FOR

as a Member of the Board of Management

PROPOSAL #10: Re-appointment of the External Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #11.a: Amend the Articles of Association:            ISSUER            YES             FOR                  FOR

increase of the limitation on share buy-backs up to a

 maximum of 50% of the issued share capital in

accordance with Section 2:98 of the Dutch Civil Code

as revised on 11 JUN 2008

PROPOSAL #11.b: Amend the Articles of Association: in        ISSUER            YES         AGAINST           AGAINST

 anticipation of the expected change in Dutch

Legislation Section 2:114a of the Dutch Civil Code,

link the right of a shareholder or holder of

certificates of shares to propose items for the

agenda of a general meeting to the statutory minimum

PROPOSAL #11.c: Amend the Articles of Association:            ISSUER            YES             FOR                  FOR

other non material technical changes, which are

mainly prompted by European guidelines and changes to

 applicable law and regulations since 2005

PROPOSAL #12: Authorize the Board of Management to            ISSUER            YES             FOR                  FOR

have the Company acquire its own certificates of

PROPOSAL #13.a: Authorize the Board of Management to         ISSUER            YES         AGAINST           AGAINST

issue shares and or grant rights to subscribe for

shares

PROPOSAL #13.b: Authorize the Board of Management to         ISSUER            YES             FOR                  FOR

restrict and-or exclude pre-emption rights in respect

 of shares

PROPOSAL #14: Any other business                                            ISSUER             NO              N/A                  N/A

PROPOSAL #15: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  G4S PLC, CRAWLEY

  TICKER:                  N/A                 CUSIP:   G39283109

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements of the         ISSUER            YES             FOR                  FOR

Company for the YE 31 DEC 2009 and the reports of the

 Directors and Auditor thereon

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report contained in the annual report for the YE 31

DEC 2009

PROPOSAL #3: Approve to confirm and declare dividends        ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-election of Alf Duch-Pedersen, a                ISSUER            YES             FOR                  FOR

Director, who is retiring by rotation

PROPOSAL #5: Re-election Lord Condon, a Director, who        ISSUER            YES             FOR                  FOR

 is retiring by rotation

PROPOSAL #6: Re-election Nick Buckles, a Director,            ISSUER            YES             FOR                  FOR

who is retiring by rotation

PROPOSAL #7: Re-election Mark Elliott, a Director,            ISSUER            YES             FOR                  FOR

who is retiring by rotation

PROPOSAL #8: Appoint KPMG Audit Plc as Auditor of the        ISSUER            YES             FOR                  FOR

 Company from the conclusion of this meeting until

the conclusion of the next general meeting at which

accounts are laid before the shareholders, and to

authorize the Directors to fix their remuneration

PROPOSAL #9: Authorize the Directors, pursuant to and        ISSUER            YES             FOR                  FOR

 in accordance with Section 551 of the Companies Act

2006 (the 2006 Act) to allot shares in the Company or

 grant rights to subscribe for, or convert any

security into, shares in the Company: (i) up to an

aggregate nominal amount of GBD 117,540,000; and (ii)

 comprising equity securities  as specified Section

560 of the 2006 Act  up to a further aggregate

nominal amount of GBD 117,540,000 provided that they

are offered by way of a rights issue to holders of

ordinary shares on the register of members at such

record date(s) as the Directors may determine where

the equity securities respectively attributable to

the interests of the ordinary shareholders are

proportionate to the respective numbers of ordinary

shares held or deemed to be held by them on any such

PROPOSAL #CONT: CNTD..subject to such exclusions or          ISSUER             NO              N/A                  N/A

other arrangements as the Directors may deem

necessary or expedient to deal with treasury shares,

fractional entitlements, record dates, shares

represented by depositary receipts, legal or

practical problems arising under the laws of any

territory or the requirements of any relevant

regulatory body or stock exchange or any other

matter; provided that this   Authority shall expire

on the date of the next AGM of the Company, save that

 the Company shall be entitled to make offers or

agreements before the expiry of such authority which

would or might require relevant securities to be

allotted after such expiry and the Directors CNTD..

PROPOSAL #CONT: CNTD.. shall be entitled to allot              ISSUER             NO              N/A                  N/A

relevant securities pursuant to any such offer or

agreement as if this authority had not expired; and

all unexpired authorities granted previously to the

Directors to allot relevant securities under Section

80 of the Companies Act 1985 (the 1985 Act) shall

cease to have effect at the conclusion of this AGM

PROPOSAL #S.10: Authorize the Directors, pursuant to         ISSUER            YES             FOR                  FOR

Section 570 of the 2006 Act, subject to the passing

of resolution 9 above, to allot equity securities (as

 specified in section 560 of the 2006 Act) for cash

pursuant to the authority conferred by resolution 9

above as if section 561 of the 2006 Act did not apply

 to any such allotment, provided that this power

shall be limited to: (i) the allotment of equity

securities in connection with an offer or issue of

equity securities  but in the case of the authority

granted under paragraph (ii) of resolution 9 above,

by way of rights issue only  CNTD..

PROPOSAL #CONT: CNTD. to or in favour of the holders         ISSUER             NO              N/A                  N/A

of shares on the register of members at such record

date(s) as the Directors may determine where the

equity securities respectively attributable to the

interests of the shareholders are proportionate  as

nearly as may be practicable) to the respective

numbers of shares held by them on any such record

date(s), but subject to such exclusions or other

arrangements as the directors may deem necessary or

expedient in relation to fractional entitlements,

treasury shares, record dates, shares represented by

depositary receipts, legal or practical problems

arising under the laws of any territory or the

requirements of any relevant regulatory body or stock

 exchange or any other matter; CNTD..

PROPOSAL #CONT: CNTD. and (ii) the allotment                       ISSUER             NO              N/A                  N/A

(otherwise than pursuant to sub-paragraph (i) above)

of equity securities pursuant to the authority

granted under resolution 9(i) above, up to a maximum

nominal amount of GBD 17,630,000; authority shall

expire on the expiry of the general authority

conferred by resolution 9 above unless previously

renewed, varied or revoked by the Company in general

meeting, save that the Company shall be entitled to

make offers or agreements before the expiry of such

power which would or might require equity securities

to be allotted, or treasury shares to be sold, after

such expiry and the directors shall be entitled to

allot equity securities or sell treasury shares

pursuant to any such offer or agreement as if the

power conferred hereby had not expired

PROPOSAL #S.11: Authorize the Company, Section 701 of        ISSUER            YES             FOR                  FOR

 the 2006 Act, to make market purchases (within the

meaning of section 693(4) of the 2006 Act) of

ordinary shares of 25p each in the capital of the

Company on such terms and in such manner as the

directors may from time to time determine, provided

that: (i) the maximum number of such shares which may

 be purchased is 141,000,000; (ii) the minimum price

which may be paid for each such share is 25p

(exclusive of all expenses); CNTD..

PROPOSAL #CONT: CNTD.. (iii) the maximum price which         ISSUER             NO              N/A                  N/A

may be paid for each such share is an amount equal to

 105% of the average of the middle market quotations

for an ordinary share in the Company as derived from

the London Stock Exchange Daily Official List for the

 five business days immediately preceding the day on

which such share is contracted to be purchased

(exclusive of expenses); and authority shall expire,

at the conclusion of the AGM of the Company to be

held in 2011 (except in relation to the purchase of

such shares the contract for which was entered into

before the expiry of this authority and which might

be executed wholly or partly after such expiry)

PROPOSAL #12: Approve in accordance with Sections 366        ISSUER            YES             FOR                  FOR

 and 367 of the 2006 Act, the Company and all

Companies which are subsidiaries of the Company

during the period when this resolution 12 has effect

be and are hereby unconditionally authorized to: (i)

make political donations to political parties or

independent election candidates not exceeding GBD

50,000 in total; (ii) make political donations to

political organizations other than political parties

not exceeding GBD 50,000 in total; and (iii) incur

political expenditure not exceeding GBD 50,000 in

total; CNTD..

PROPOSAL #CONT: CNTD.. (as such terms are specified          ISSUER             NO              N/A                  N/A

in the 2006 Act) during the period beginning with the

 date of the passing of this resolution and ending on

 27 NOV 2011 or, if sooner, at the conclusion of the

AGM of the Company to be held in 2011 provided that

the authorized sum referred to in paragraphs (i),

(ii) and (iii) above may be comprised of one or more

amounts in different currencies which, for the

purposes of calculating the said sum, shall be

converted into pounds sterling at the exchange rate

published in the London edition of the financial

times on the date on which the relevant donation is

made or expenditure incurred (or the first business

day thereafter) or, if earlier, on the day in which

the Company enters into any contract or undertaking

in relation to the same

PROPOSAL #S.13: Approve that, with immediate effect:         ISSUER            YES             FOR                  FOR

(i) the Company's Articles of Association be amended

by deleting all the provisions of the Company's

Memorandum of Association which, by virtue of Section

 28 of the 2006 Act, are to be treated as provisions

of the Company's Articles of Association; and (ii)

the Articles of Association produced to the meeting

and initialled by the Chairman of the meeting for the

 purposes of identification be adopted as the

Articles of Association of the Company in

substitution for, and to the exclusion of, the

Company's existing Articles of Association

PROPOSAL #S.14: Approve the general meeting of the            ISSUER            YES             FOR                  FOR

Company, other than an AGM may be called on not less

than 14 clear days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GALP ENERGIA SA, LISBOA

  TICKER:                  N/A                 CUSIP:   X3078L108

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Ratify the cooptation of the Directors          ISSUER             NO              N/A                  N/A

for the Board of Directors

PROPOSAL #2: Approve to resolve on the Management              ISSUER             NO              N/A                  N/A

consolidated report, individual and consolidated

accounts, for the year 2009, as well as remaining

reporting documents

PROPOSAL #3: Approve to resolve on the proposal for          ISSUER             NO              N/A                  N/A

application of profits

PROPOSAL #4: Approve to resolve on the Companies                ISSUER             NO              N/A                  N/A

governance report

PROPOSAL #5: Approve to resolve on a general                       ISSUER             NO              N/A                  N/A

appraisal of the Company's Management and Supervision

PROPOSAL #6: Approve the statement on the                            ISSUER             NO              N/A                  N/A

remuneration policy

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAM HOLDING AG, ZUERICH

  TICKER:                  N/A                 CUSIP:   H2878E106

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the appropriation of annual              ISSUER            YES             FOR                  FOR

report, financial statements and group accounts   for

 the year 2009, notice of report of the statutory

Auditors

PROPOSAL #2.: Approve the appropriation of retained          ISSUER            YES             FOR                  FOR

earnings 2009

PROPOSAL #3.: Grant discharge to the Board of                     ISSUER            YES             FOR                  FOR

Directors and Executive Board Members

PROPOSAL #4.: Amend the Articles of incorporation              ISSUER            YES             FOR                  FOR

concerning the implementation of the swiss

intermediated securities act

PROPOSAL #5.1: Election of Mr. Diego Du Monceau to            ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #5.2: Election of Dr. Daniel Daeniker to the        ISSUER            YES             FOR                  FOR

 Board of Directors

PROPOSAL #6.: Appointment of KPMG AG, Zurich as the          ISSUER            YES             FOR                  FOR

Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAMESA CORPORACION TECNOLOGICA SA

  TICKER:                  N/A                 CUSIP:   E54667113

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve, if any, of the individual                 ISSUER            YES             FOR                  FOR

financial statements (balance sheet, profit and loss

account, statement of changes in equity, cash flow

statement and notes) of Gamesa Corporacion

Tecnologica, SA, as well as consolidated annual

accounts with its subsidiaries (balance sheet, profit

 and loss account, statement of changes in equity,

cash flow statement and notes) for the YE 31 DEC 2009

PROPOSAL #2: Approve, where appropriate, the                       ISSUER            YES             FOR                  FOR

individual management report of Gamesa Corporacion

Tecnologica, SA, and the consolidated annual report

with its subsidiaries, for the FYE 31 DEC 2009

PROPOSAL #3: Approve the management and actions of            ISSUER            YES             FOR                  FOR

the Board of Directors during the YE 31 DEC 2009

PROPOSAL #4: Re-elect the Auditor of the Company and         ISSUER            YES             FOR                  FOR

its Consolidated Group for the year 2010

PROPOSAL #5: Approve the proposed application of the         ISSUER            YES             FOR                  FOR

result for the YE 31 DEC 2009

PROPOSAL #6: Approve the free allocation of shares            ISSUER            YES             FOR                  FOR

issued to shareholders of the Company, increased

social capital released by a relevant market value

maximum of EUR 29 million; it will offer shareholders

 the acquisition of their rights of free allocation

at a guaranteed price; expressed intentions

incomplete assignment; application for admission to

trading of the shares resulting in the Stock Exchange

 of Bilbao, Madrid, Barcelona and Valencia, through

the Automated Quotation System; and authorize the

Board of Directors, including giving new wording to

Article 4 of the Bylaws

PROPOSAL #7: Ratify the appointment of Mr. Luis Lada         ISSUER            YES             FOR                  FOR

Diaz as Director, appointed by cooptation after the

conclusion of the last AGM, with the qualification of

 Independent Outside Directors

PROPOSAL #8: Ratify the appointment of Ms. Forero-             ISSUER            YES             FOR                  FOR

Waldner Benita, to fill a vacancy after the

conclusion of the last AGM, with the qualification of

 other External Directors

PROPOSAL #9: Authorize the Board of Directors, as              ISSUER            YES             FOR                  FOR

provided in Article 153.1 b) of the Corporations Act

so that, within the maximum period of 5 years, and if

 they see fit, may increase the capital up half of

the current social capital in one or several times,

and at the time and amount they deem appropriate,

with attribution of the power to exclude the

preferential subscription right; and amend Article

PROPOSAL #10: Authorize the Board of Directors, with         ISSUER            YES             FOR                  FOR

express powers of substitution, for the acquisition

of own shares directly or through subsidiaries, under

 the terms stipulated in current legislation, for

which purpose, the amount unused, the authority

granted to this end, by the General Meeting of

Shareholders of 29 MAY 2009

PROPOSAL #11: Authorize the Board of Directors, for a        ISSUER            YES             FOR                  FOR

 period of 5 years, to issue: a) bonds or debentures

and other debt securities of a similar nature (other

than promissory notes), so as preference shares, with

 the maximum limit of 700 million, and b) pay, with

the upper limit at any time, regardless of the

previous 300 million, and authorize the Company to

ensure, within the limits described above, new

issuances of securities which carry the subsidiaries

PROPOSAL #12: Authorize the Board of Directors, for a        ISSUER            YES             FOR                  FOR

 period of 5 years, to issue exchangeable bonds or

debentures and/or convertible securities of the

Company, and warrants for newly issued shares or

shares in circulation of the Company, with the

maximum limit of EUR 700 million; the fixation of the

 criteria for the determination of the bases and

conditions for the conversion, exchange or exercise;

authorize the Board of Directors the necessary powers

 to establish the basis and conditions for the

conversion, exchange or exercise, as well as in the

case of debt and convertible bonds and warrants for

newly issued shares to raise capital in the amount

necessary to meet the requests for conversion of

debentures or exercise of warrants, with attribution

of the power to exclude the preferential subscription

 right of shareholders of the Company

PROPOSAL #13: Approve the transfer of registered                ISSUER            YES             FOR                  FOR

office of the Company and amend Article 1 of the

PROPOSAL #14: Amend Articles 12.2 and 17 of the Laws         ISSUER            YES             FOR                  FOR

PROPOSAL #15: Approve the delegation of powers to              ISSUER            YES             FOR                  FOR

formalize and execute all resolutions adopted by the

general meeting for a public instrument and

interpretation, correction, supplementing or

development to achieve the registrations are made

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAS NATURAL SDG SA, BARCELONA

  TICKER:                  N/A                 CUSIP:   E5499B123

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts and                       ISSUER            YES             FOR                  FOR

management report of Gas Natural SDG of 2009

PROPOSAL #2: Approve the annual accounts and the                ISSUER            YES             FOR                  FOR

Management report of Gas Natural SDG, S.A.

consolidated Group, with reference to the FYE 31 DEC

2009

PROPOSAL #3: Approve the application of 2009 profits         ISSUER            YES             FOR                  FOR

and distribution of dividends

PROPOSAL #4: Approve the management of the Board of          ISSUER            YES             FOR                  FOR

Directors during FY 2009

PROPOSAL #5: Re-appoint the Auditors of the Company          ISSUER            YES             FOR                  FOR

and its consolidated group for FY 2010

PROPOSAL #6.1: Approve the re-appointment or                       ISSUER            YES             FOR                  FOR

appointment of Antonio Brufau Niubo as the Board

PROPOSAL #6.2: Approve the re-appointment or                       ISSUER            YES             FOR                  FOR

appointment of Enrique Alcantara-Garcia Irazoqui as

the Board Member

PROPOSAL #6.3: Approve the re-appointment or                       ISSUER            YES             FOR                  FOR

appointment of Luis Suarez de Lezo Mantilla

PROPOSAL #7: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

issue bonds, debentures and other similar securities,

 either straight or secured, not convertible into

shares, as well as preferred shares, in the form and

amount that the general meeting may decide in

conformity with the Law, rendering void the authority

 granted thereto by the general meeting of

Shareholders of 16 MAY 2007, authorize the Company to

 guarantee the new securities issued by its

PROPOSAL #8: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

carry out the derivative acquisition of own shares,

either directly or via affiliated Companies of Gas

Natural SDG, S.A., under the terms that the general

meeting may approve and within the legal limits and

requirements, rendering void the authority granted

thereto by the general meeting of shareholders dated

26 JUN 2009

PROPOSAL #9: Authorize the Board of Directors, within        ISSUER            YES             FOR                  FOR

 a 5 year period, to increase the corporate capital,

all at once or in stages, issuing ordinary,

preference or redeemable shares with or without

voting rights, with or without share premium, up to a

 maximum amount equivalent to 50%, of the corporate

capital, for the amount and at the time that the

Board may think fit, excluding, if necessary, the

preferential subscription rights, subsequently

restating the temporary Article of the Articles of

Association, all of the foregoing under the

provisions of Section 153.1.b of the Spanish Limited

Companies Act, Ley de Sociedad es Anonimas, rendering

 void the authority granted thereto by the general

PROPOSAL #10: Approve the delegation of powers for            ISSUER            YES             FOR                  FOR

the execution, construction, development,

rectification and implementation of the resolutions

adopted by the general meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GDF SUEZ, PARIS

  TICKER:                  N/A                 CUSIP:   F42768105

  MEETING DATE:      5/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the transactions and the                 ISSUER            YES             FOR                  FOR

annual financial statements for the FY 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009 and setting of the dividend

PROPOSAL #O.4: Approve the regulated agreements                 ISSUER            YES             FOR                  FOR

pursuant to Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

operate on the Company's shares

PROPOSAL #E.6: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide, with preferential subscription rights, i) to

issue common shares and/or any securities giving

access to the Company's capital and/or the Company's

subsidiaries, and/or ii) to issue securities

entitling to allocation of debt securities

PROPOSAL #E.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide, with cancellation of preferential

subscription rights, i) to issue common shares and/or

 any securities giving access to the Company's

capital and/or the Company's subsidiaries, and/or ii)

 to issue securities entitling to allocation of debt

PROPOSAL #E.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide to issue common shares or various securities

with cancellation of preferential subscription

rights, as part of an offer pursuant to Article L.

411-2 II of the Monetary and Financial Code

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

increase the number of securities to be issued in the

 event of issuances of securities with or without

preferential subscription rights carried out under

the 6th, 7th and 8th resolutions

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out the issuance of common shares and/or

various securities as remuneration for the

contribution of securities granted to the Company

within the limit of 10% of the share capital

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide to increase the share capital by issuing

shares, with cancellation of preferential

subscription rights in favor of the employees who are

 Members of GDF SUEZ Group' Saving Plans

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide to increase the share capital, with

cancellation of preferential subscription rights, in

favor of any entities whose exclusive purpose is to

subscribe, own and transfer GDF SUEZ shares or other

financial instruments as part of the implementation

of one of the multiple formulas of the international

Employee Savings Plan of GDF SUEZ Group

PROPOSAL #E.13: Approve the overall limitation of the        ISSUER            YES             FOR                  FOR

 delegations concerning the capital increase,

immediate and/or at term

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide to increase the share capital by incorporation

 of premiums, reserves, profits or others

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the capital by cancellation of treasury shares

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

subscribe or purchase the Company's shares in favor

of the employees and/or Company's officers and/or

Group subsidiaries

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out the free allocation of shares in favor of

the employees and/or Company's officers and/or Group

subsidiaries

PROPOSAL #E.18: Powers to carry out the decisions of         ISSUER            YES             FOR                  FOR

the General Meeting and for the formalities

PROPOSAL #A.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Approve in order to limit the

use of debts while increasing the investment capacity

 of the Group, including research & development and

infrastructure, the general meeting decides

concerning the dividend proposed in the 3rd

resolution, that the amount of the dividends paid for

 the FY 2009 is set at EUR 0.80 per share, including

the interim dividend of EUR 0.80 per share already

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GEA GROUP AG, BOCHUM

  TICKER:                  N/A                 CUSIP:   D28304109

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements, the group annual report and the reports

pursuant to Sections 289(4)/289(5) and 315(2)/315(4)

of the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 55,826,554.63 as follows:

 payment of a dividend of EUR 0.30 per no-par share

EUR 684,201.13 shall be carried forward ex-dividend

and payable date: 22 APR 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: Deloitte + Touche GmbH, Frankfurt

PROPOSAL #6.: Renewal of the authorization to acquire        ISSUER            YES             FOR                  FOR

 own shares the Company shall be authorized to

acquire own shares of up to 10% of its share capital,

 at a price not more than 10% above, nor more than

20% below, the market price of the shares, on or

before 20 APR 2015; the Board of Managing Directors

shall be authorized to dispose of the shares in a

manner other than the stock exchange or an offer to

all shareholders if the shares are sold at a price

not materially below their market price, to use the

shares in connection with mergers and acquisitions or

 for satisfying conversion or option rights and to

retire the shares

PROPOSAL #7.: Adjustment of the authorized capital II        ISSUER            YES             FOR                  FOR

 and the corresponding amendment to the Articles of

Association the Board of Managing Directors shall be

authorized, with the consent of the Supervisory

Board, to increase the share capital by up to EUR

72,000,000 through the issue of new no-par shares

against contributions in cash and/or kind, on or

before 20 APR 2015 [authorized capital II]

shareholders subscription rights may be excluded for

a capital increase of up to EUR 50,000,000 against

PROPOSAL #8.: Resolution on the authorization to                ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds, the creation

of contingent capital and the corresponding amendment

 to the Articles of Association the Board of Managing

 Directors shall be authorized, with the consent of

the Supervisory Board, to issue bearer or registered

bonds of up to EUR 750,000,000 conferring conversion

and/or option rights for shares of the Company, on or

 before 20 APR 2015 shareholders shall be granted

subscription rights except for residual amounts, for

the granting of such rights to holders of option or

conversion rights, and for the issue of bonds

conferring conversion and/or option rights for shares

 of the Company of up to 10% of the share capital at

a price not materially below their theoretical market

 value the Company's share capital shall be increased

 accordingly by up to EUR 48,659,656.71 through the

issue of up to 18,000,000 new no-par shares, insofar

as conversion and/or option rights are exercised the

authorization given by the shareholders meeting of 30

 APR 2007, to issue bonds and to create the

corresponding contingent capital shall be revoked

upon registration of the new authorization in the

commercial register

PROPOSAL #9.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in accordance with the Law on the

implementation of the shareholder rights directive

[ARUG] a) Section 16(1)2, in respect of the

shareholders meeting being convened at least 30 days

prior to the meeting the day on which the convocation

 of the meeting is announced and the day of the

shareholders meeting not being included in the

calculation of the 30 day period; b) Section 16(3),

in respect of the Board of Managing Directors being

authorized to permit the audiovisual transmission of

the shareholders meeting; c) Section 17(1), in

respect of shareholders being entitled to participate

 in and vote at the shareholders meeting if they

register with the Company by the sixth day prior to

the meeting; d) Section 17(2), in respect of share

holders being obliged to provide evidence of their

shareholding as per the statutory record date; e)

Section 18(2), in respect of proxy-voting

instructions being issued in written form unless

announced otherwise in the notice of shareholders

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GEBERIT AG

  TICKER:                  N/A                 CUSIP:   H2942E124

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR          ISSUER            YES             FOR               AGAINST

NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS

BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE

ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE

COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING

 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND

NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GEBERIT AG

  TICKER:                  N/A                 CUSIP:   H2942E124

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report, the financial        ISSUER            YES             FOR                  FOR

 statements, and the consolidated financial

statements for 2009

PROPOSAL #2: Approve the specified appropriation of          ISSUER            YES             FOR                  FOR

available earnings

PROPOSAL #3: Approve the actions of the Members of            ISSUER            YES             FOR                  FOR

the Board of Directors for the year 2009

PROPOSAL #4.1: Re-elect Susanne Ruoff to the Board of        ISSUER            YES             FOR                  FOR

 Directors for a term of office of two years

PROPOSAL #4.2: Re-elect Robert F. Spoerry to the                ISSUER            YES             FOR                  FOR

Board of Directors for a term of office of three years

PROPOSAL #4.3: Re-elect Gunter F. Kelm to the Board          ISSUER            YES         AGAINST           AGAINST

of Directors for a term of office of one year

PROPOSAL #5: Re-appoint PricewaterhouseCoopers AG as         ISSUER            YES             FOR                  FOR

the Auditors for the year 2010

PROPOSAL #6.1: Amend the Article 4 of the Articles of        ISSUER            YES             FOR                  FOR

 Incorporation as specified, to adapt the Articles of

 Incorporation to the new Intermediated Securities

Act, which came into effect on 01 JAN 2010

PROPOSAL #6.2: Amend the Article 24 of the Articles          ISSUER            YES             FOR                  FOR

of Incorporation, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GECINA, PARIS

  TICKER:                  N/A                 CUSIP:   F4268U171

  MEETING DATE:      5/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the reports and the Company                ISSUER            YES         AGAINST           AGAINST

accounts for the year 2009

PROPOSAL #2: Approve the reports and the consolidated        ISSUER            YES         AGAINST           AGAINST

 accounts for the year 2009

PROPOSAL #3: Approve the transfer to a reserve account      ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the allocation of the result               ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the debiting of reserves and              ISSUER            YES             FOR                  FOR

distribution of the dividend:4.40 EUR/share

PROPOSAL #6: Approve the agreements and commitments          ISSUER            YES         AGAINST           AGAINST

relating to the takeover of Bami Newco subject to the

 provisions of Articles L. 225-38 and L. 225-40 to L.

 225-42 of the Code du Commerce  Commercial Code

PROPOSAL #7: Approve the other agreements and                     ISSUER            YES         AGAINST           AGAINST

commitments subject to the provisions of Articles L.

225-38 and L. 225-40 to L. 225-42 of the Code du

Commerce

PROPOSAL #8: Approve the agreements and commitments          ISSUER            YES         AGAINST           AGAINST

concluded with the outgoing Cheif Executive officer,

Monsieur Truan, in accordance with the applicable

provisions, especially Articles L. 225-42 and L. 225-

42-1 of the Code du Commerce

PROPOSAL #9: Approve the agreements concluded with            ISSUER            YES         AGAINST           AGAINST

the incoming Cheif Executive officer, Monsieur

Clamageran, in accordance with the applicable

provisions, especially Articles L. 225-42 and L. 225-

42-1 of the Code du Commerce

PROPOSAL #10: Ratify the co-opting of Monsieur                   ISSUER            YES         AGAINST           AGAINST

Antonio Trueba Bustamante as a Director to replace

Monsieur Joaquin Fernandez del Rio

PROPOSAL #11: Ratify the co-opting of Monsieur Arcadi        ISSUER            YES         AGAINST           AGAINST

 Calzada Salavedra as a Director to replace Monsieur

Jesus Perez Rodriguez

PROPOSAL #12: Ratify the co-opting of Monsieur                   ISSUER            YES             FOR                  FOR

Philippe Donnet as a Director to replace Monsieur

Nicolas Durand

PROPOSAL #13: Ratify the co-opting of Monsieur                   ISSUER            YES             FOR                  FOR

Jacques-Yves Nicol as a Director to replace Monsieur

Serafin Gonzalez Morcillo

PROPOSAL #14: Ratify the co-opting of Madame Helena          ISSUER            YES         AGAINST           AGAINST

Rivero as a Director to replace Monsieur Antonio Truan

PROPOSAL #15: Ratify the co-opting of Monsieur                   ISSUER            YES         AGAINST           AGAINST

Bernard Michel as a Director to replace Monsieur

Jean-Jacques Duchamp

PROPOSAL #16: Approve to set the amount of the                   ISSUER            YES         AGAINST           AGAINST

Directors' fees allocated to the Directors for the

year 2009

PROPOSAL #17: Approve to set the amount of the                   ISSUER            YES             FOR                  FOR

Directors' fees allocated to Directors from the year

2010 onwards

PROPOSAL #18: Approve to renew the Auditors' mandate         ISSUER            YES             FOR                  FOR

PROPOSAL #19: Approve to renew the Auditors' mandate         ISSUER            YES             FOR                  FOR

PROPOSAL #20: Appointment of an additional Auditor             ISSUER            YES             FOR                  FOR

PROPOSAL #21: Appointment of an additional Auditor             ISSUER            YES             FOR                  FOR

PROPOSAL #22: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

operate using Company shares

PROPOSAL #23: Powers for formalities                                     ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GESTEVISION TELECINCO S.A.

  TICKER:                  N/A                 CUSIP:   E56793107

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts  balance              ISSUER            YES             FOR                  FOR

sheet, profit and loss account and annual report  and

 management report, both Gestevision Telecinco, Sa,

and its consolidated Group of Companies, for the YE

31 DEC 2009

PROPOSAL #2: Approve the application of income for            ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #3: Approve the Management of the Board of          ISSUER            YES             FOR                  FOR

Directors during fiscal 2009

PROPOSAL #4: Approve to set the limit of the                       ISSUER            YES             FOR                  FOR

aggregate annual remuneration to be received by the

Directors of the Company

PROPOSAL #5: Approve the allocation of shares of the         ISSUER            YES             FOR                  FOR

Company with executive Directors and Senior

Executives of the Company, as part of their

PROPOSAL #6: Approve to establish a compensation                ISSUER            YES         AGAINST           AGAINST

system designed to Executive Officers and Directors

of the Company and Group Companies

PROPOSAL #7: Grant authority, in accordance with the         ISSUER            YES         AGAINST           AGAINST

provisions of Articles 75 and corresponding

provisions of the Corporations Act, the Company may

proceed with the acquisition of own shares directly

or through Group Companies, nullifying previous

authorizations agreed by the general Board, and

authorized, where appropriate, implement the

portfolio of own shares to the implementation of

PROPOSAL #8.1: Re-elect Don Angel Durandez Adeva as a        ISSUER            YES             FOR                  FOR

 Director, to the Board of Directors of the Company,

for a term of 5 years

PROPOSAL #8.2: Re-elect Don Jose Ramon Alvarez-                  ISSUER            YES             FOR                  FOR

Rendueles as a Director, to the Board of Directors of

 the Company, for a term of 5 years

PROPOSAL #8.3: Re-elect Don Francisco De Borja Prado         ISSUER            YES             FOR                  FOR

Eulate as a Director, to the Board of Directors of

the Company, for a term of 5 years

PROPOSAL #9: Approve to set the number of Members              ISSUER            YES             FOR                  FOR

composing the Board of Directors

PROPOSAL #10: Authorize the Board of Directors the            ISSUER            YES             FOR                  FOR

power to increase capital in one or more times, the

form of cash, for a period of 5 years and a maximum

nominal amount of  EUR 61.660.464 , all the terms and

 conditions it deems fit, delegation to the exclusion

 of preferential subscription rights, as provided in

Article 159.2 of the corporations act

PROPOSAL #11: Approve the share capital increase with        ISSUER            YES             FOR                  FOR

 preferential subscription rights for a nominal

amount of  EUR 61,660,464 , by issuing and

circulation of 123,320,928  ordinary shares of

nominal value EUR 0.50 each, consisting of the

consideration in cash contributions, authorize the

Board of Directors the power to enforce the agreement

 to be adopted by the general meeting itself increase

 the share capital in accordance with the provisions

of Article 153.1.a  of the Companies act, determining

 the specific date in which must be carried out and

its terms as not agreed by the general meeting,

including the modification of Article 5 of the Bylaws

PROPOSAL #12: Amend the Article 55 of the Bylaws                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #13: Approve the annual report of                          ISSUER            YES             FOR                  FOR

remuneration policy of Directors and Senior Managers

of the year 2009

PROPOSAL #14: Grant powers to formalize, interpret,          ISSUER            YES             FOR                  FOR

rectify and execute the previous agreements as well

as to replace the powers that the Board receives from

 the Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GETINGE AB

  TICKER:                  N/A                 CUSIP:   W3443C107

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Carl Bennet as the Chairman         ISSUER            YES             FOR                  FOR

of the AGM

PROPOSAL #3: Approve the voting list                                     ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of two persons to approve the          ISSUER            YES             FOR                  FOR

Minutes

PROPOSAL #6: Approve to determine the compliance with        ISSUER            YES             FOR                  FOR

 the rules of convocation

PROPOSAL #7.a: Presentation of the annual report and         ISSUER             NO              N/A                  N/A

the Auditor's report

PROPOSAL #7.b: Presentation of the consolidated                 ISSUER             NO              N/A                  N/A

accounts and the Group Auditor's report

PROPOSAL #7.c: Presentation of the statement by the          ISSUER             NO              N/A                  N/A

Auditor on the compliance of the guidelines for

remuneration to senior Executives applicable since

the last AGM

PROPOSAL #7.d: Presentation of the Board's proposal          ISSUER             NO              N/A                  N/A

for appropriation of the Company's profit and the

Board's motivated statement thereon, and in

connection hereto, an account for the work of Board

of Directors including the work and functions of the

remuneration committee and the audit committee

PROPOSAL #8: Approve the Chief Executive Officer's            ISSUER            YES             FOR                  FOR

report

PROPOSAL #9: Adopt the statement of income and the            ISSUER            YES             FOR                  FOR

balance sheet as well as the consolidated profit and

loss account and the consolidated balance sheet

PROPOSAL #10: Declare a dividend of SEK 2.75 per                ISSUER            YES             FOR                  FOR

share; and approve that the record date for the

dividend shall be Monday 26 APR 2010; if the AGM

resolves in accordance with the proposal, the

dividend is expected to be distributed by Euroclear

Sweden AB starting Thursday 29 APR 2010

PROPOSAL #11: Grant discharge, from liability, to the        ISSUER            YES             FOR                  FOR

 Board of Directors and the Chief Executive Officer

PROPOSAL #12: Approve to determine the number of                ISSUER            YES             FOR                  FOR

Board Members at 7 without Deputy Members

PROPOSAL #13: Approve that the Board fees, excluding         ISSUER            YES             FOR                  FOR

remuneration for committee work, shall amount to a

total of SEK 3,150,000, of which SEK 900,000 to the

Chairman and SEK 450,000 to each of the other Board

Members elected by the meeting who are not employees

of the Getinge Group; that a total of SEK 630,000

shall be paid for the work in the Audit Committee, of

 which SEK 210,000 to the Chairman and SEK 105,000 to

 each of the other Members; that a total of SEK

270,000 shall be paid for work in the Remuneration

Committee, of which SEK 110,000 to the Chairman and

SEK 80,000 to each of the other Members

PROPOSAL #14: Re-elect Carl Bennet, Johan Bygge, Rolf        ISSUER            YES             FOR                  FOR

 Ekedahl, Carola Lemne, Johan Malmquist and Johan

Stern as the Board Members; and Carl Bennet  as the

Chairman of the Board; and election of Cecilia Daun

Wennborg as new Member of the Board

PROPOSAL #15: Approve the guidelines for remuneration        ISSUER            YES             FOR                  FOR

 to the Senior Executives

PROPOSAL #16: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GIVAUDAN SA, VERNIER

  TICKER:                  N/A                 CUSIP:   H3238Q102

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the annual          ISSUER            YES             FOR                  FOR

financial statements and the consolidated financial

statements 2009

PROPOSAL #2.: Grant discharge to the members of the          ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #3.: Approve the appropriation of available         ISSUER            YES             FOR                  FOR

earnings as specified

PROPOSAL #4.: Approve: to create authorized capital          ISSUER            YES             FOR                  FOR

for a maximum nominal value of CHF 10,000,000 limited

 to 26 MAR 2012; to replace Article 3a paragraph 1

1st sentence of the Articles of Incorporation of the

Company, as specified

PROPOSAL #5.1: Approve to replace Article 2 of the            ISSUER            YES             FOR                  FOR

Articles of Incorporation of the Company as specified

PROPOSAL #5.2: Approve to replace Article 4 as                   ISSUER            YES             FOR                  FOR

specified

PROPOSAL #6.1: Election of Ms. Irina du Bois as a new        ISSUER            YES             FOR                  FOR

 Director, term of 3 years in accordance with the

Articles of Incorporation

PROPOSAL #6.2: Re-elect Mr. Peter Kappeler as a                 ISSUER            YES             FOR                  FOR

Director, term of 3 years in accordance with the

Articles of Incorporation

PROPOSAL #7.: Re-elect Deloitte SA as the statutory          ISSUER            YES             FOR                  FOR

Auditors for the FY 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GLAXOSMITHKLINE PLC

  TICKER:                  N/A                 CUSIP:   G3910J112

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors' report         ISSUER            YES             FOR                  FOR

and the financial statements for the YE 31 DEC 2009

PROPOSAL #2: Approve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #3: Re-elect Dr. Stephanie Burns as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Re-elect Mr. Julian Heslop as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Sir Deryck Maughan as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Dr. Daniel Podolsky as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7: Re-elect Sir Robert Wilson as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #8: Authorize the Audit & Risk Committee to         ISSUER            YES             FOR                  FOR

re-appoint PricewaterhouseCoopers LLP as the Auditors

 to the Company to hold office from the end of the

meeting to the end of the next Meeting at which

accounts are laid before the Company

PROPOSAL #9: Authorize the Audit & Risk Committee to         ISSUER            YES             FOR                  FOR

determine the remuneration of the Auditors

PROPOSAL #10: Authorize the Director of the Company,         ISSUER            YES             FOR                  FOR

in accordance with Section 366 of the Companies Act

2006 (the 'Act') the Company is, and all Companies

that are at any time during the period for which this

 resolution has effect subsidiaries of the company

are, authorized: a) to make political donations to

political organizations other than political parties,

 as defined in Section 363 of the Act, not exceeding

GBP 50,000 in total; and b) to incur political

expenditure, as defined in Section 365 of the Act,

not exceeding GBP 50,000 in total, during the period

beginning with the date of passing this resolution

and ending at the end of the next AGM of the company

to be held in 2011 or, if earlier, on 30 JUN 2011

PROPOSAL #11: Authorize the Directors, in                            ISSUER            YES             FOR                  FOR

substitution for all subsisting authorities, to

exercise all powers of the Company to allot shares in

 the Company and to grant rights to subscribe for or

convert any security into shares in the Company: a)

up to an aggregate nominal amount of GBP 432,578,962;

 [such amount to be reduced by the nominal amount

allotted or granted under paragraph (b) in excess of

such sum]; and b) comprising equity securities [as

specified in Section 560(1) of the Act] up to a

nominal amount of GBP 865,157,925 [such amount to be

reduced by any allotments or grants made under

paragraph (a) above] in connection with an offer by

way of a rights issue: i) to ordinary shareholders in

 proportion [as nearly as may be practicable] to

their existing holdings; and ii) to holders of other

equity securities as required by the rights of those

securities or as the Board otherwise considers

necessary, and so that the Directors may impose any

limits or make such exclusions or other arrangements

as they consider expedient in relation to treasury

shares, fractional entitlements, record dates, legal,

 regulatory or practical problems under the laws of,

or the requirements of any relevant regulatory body

or stock exchange in, any territory, or any matter

whatsoever, which authorities shall expire at the end

 of the next AGM of the company to be held in 2011

or, if earlier, on 30 JUN 2011, and the Directors may

 allot shares or grant rights to subscribe for or

convert any security into shares in pursuance of such

 an offer or agreement as if the relevant authority

conferred hereby had not expired

PROPOSAL #12: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 subject to Resolution 11 being passed, the Directors

 be and are hereby empowered to allot equity

securities for cash pursuant to the authority

conferred on the Directors by Resolution 11 and/or

where such allotment constitutes an allotment of

equity securities under section 560(3) of the Act,

free of the restrictions in Section 561(1) of the

Act, provided that this power shall be limited: (a)

to the allotment of equity securities in connection

with an offer or issue of equity securities [but in

the case of the authority granted under paragraph (b)

 of Resolution 11, by way of a rights issue only]:

(i) to ordinary shareholders in proportion [as nearly

 as may be practicable] to their existing holdings;

and (ii) to holders of other equity securities, as

required by the rights of those securities or as the

Board otherwise considers necessary, but so that the

Directors may impose any limits or make such

exclusions or other arrangements as they consider

expedient in relation to treasury shares, fractional

entitlements, record dates, legal, regulatory or

practical problems under the laws of, or the

requirements of any relevant regulatory body or stock

 exchange in, any territory, or any matter

whatsoever; and (b) in the case of the authority

granted under paragraph (a) of Resolution 11 and/ or

in the case of any transfer of treasury shares which

is treated as an allotment of equity securities under

 Section 560(3) of the Act, to the allotment

(otherwise than pursuant to sub-paragraph (a) above)

of equity securities up to an aggregate nominal

amount of GBP 64,893,333, and shall expire at the end

 of the next AGM of the company to be held in 2011

[or, if earlier, at the close of business on 30 JUN

2011] and the Directors may allot equity securities

in pursuance of such an offer or agreement as if the

PROPOSAL #13: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 for the purposes of section 701 of the Act to make

market purchases (within the meaning of Section

693(4) of the Act) of its own Ordinary shares of 25p

each provided that: (a) the maximum number of

Ordinary shares hereby authorized to be purchased is

519,146, 669; (b) the minimum price which may be paid

 for each Ordinary share is 25p; (c) the maximum

price which may be paid for each Ordinary share shall

 be the higher of (i) an amount equal to 5% above the

 average market value of the Company's ordinary

shares for the five business days immediately

preceding the day on which the ordinary share is

contracted to be purchased and (ii) the higher of the

 price of the last independent trade and the highest

current independent bid on the London Stock Exchange

Official List at the time the purchase is carried

out; and (d) the authority conferred by this

resolution shall, unless renewed prior to such time,

expire at the end of the next AGM of the Company to

be held in 2011 or, if earlier, on 30 JUN 2011

[provided that the company may enter into a contract

for the purchase of Ordinary shares before the expiry

 of this authority which would or might be completed

wholly or partly after such expiry and the company

may purchase Ordinary shares pursuant to any such

PROPOSAL #14: Authorize the Directors, (a) in                     ISSUER            YES             FOR                  FOR

accordance with Section 506 of the Act, the name of

the person who signs the Auditors' reports to the

Company's members on the annual accounts and

auditable reports of the Company for the year ending

31 DEC 2010 as senior Statutory Auditor [as defined

in Section 504 of the Act] for and on behalf of the

Company's Auditors, should not be stated in published

 copies of the reports [such publication being as

defined in Section 505 of the Act] and the copy of

the reports to be delivered to the registrar of

Companies under Chapter 10 of Part 15 of the Act; and

 (b) the Company considers on reasonable grounds that

 statement of the name of the senior statutory

auditor would create or be likely to create a serious

 risk that the senior Statutory Auditor, or any other

 person, would be subject to violence or intimidation

PROPOSAL #15: Approve the general meeting of the                ISSUER            YES             FOR                  FOR

Company other than an AGM may be called on not less

than 14 clear days' notice

PROPOSAL #16: Amend: (a) the Articles of Association         ISSUER            YES             FOR                  FOR

of the company be amended by deleting all the

provisions of the Company's Memorandum of Association

 which, by virtue of Section 28 of the Act, are to be

 treated as provisions of the Company's Articles of

Association; and (b) the Articles of Association

produced to the meeting, and initialled by the

Chairman for the purpose of identification, be

adopted as the Articles of Association of the Company

 in substitution for, and to the exclusion of, all

existing Articles of Association of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP

  TICKER:                  N/A                 CUSIP:   X3232T104

  MEETING DATE:      12/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the validation of the election         ISSUER             NO              N/A                  N/A

of the new Board of Director member Mrs. Marina

Massara in replacement of the resigned Board of

Director member Nikolaos Pavlias

PROPOSAL #2.: Elect the new Board of Director members        ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Approve to determine the Audit                       ISSUER             NO              N/A                  N/A

Committee according to Article 37 of Law 3693/2008

PROPOSAL #4.: Grant permission, pursuant to Article          ISSUER             NO              N/A                  N/A

23, Paragraph 1 of the Company Law 2190/1920, to the

Members of the Board of Directors and the Officers of

 the Company's Departments and Divisions to

participate in the Board of Directors or in the

Management of Group's companies and their associate

companies for the purposes set out in Article 42E

Paragraph 5, of the Company Law 2190/1920

PROPOSAL #5.: Grant authority to submit for approval         ISSUER             NO              N/A                  N/A

and publication, to the ministry of finance,

competitiveness and shipping, General Directorate of

Trade Societe Anonyme and Credit Department, the

minutes of the 5th EGM as well as those of any repeat

 session and in general to carry out any legal action

 to enforce the resolutions of the 5th EGM or any

repeat session

PROPOSAL #6.: Announcements                                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP

  TICKER:                  N/A                 CUSIP:   X3232T104

  MEETING DATE:      12/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Ratify the election of Mrs. Marina                ISSUER             NO              N/A                  N/A

Massara as Executive Member of the Board of Directors

 in replacement of the Executive Member Mr. Nikolaos

pavlias, for the remaining term of office

PROPOSAL #2.: Elect the new Board of Directors                    ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Appoint the Audit Committee Members              ISSUER             NO              N/A                  N/A

under Article 37 of L. 3693/2008

PROPOSAL #4.: Grant permission, pursuant to Article          ISSUER             NO              N/A                  N/A

23, paragraph 1 of the C.L. 2190/1920, to Members of

the Board of Directors and officers of the Company's

departments and divisions to participate in the Board

 of Directors or in the management of groups

companies and their associate Companies for the

purposes as specified in the Article 42E paragraph 5,

 of the C.L. 2190/1920

PROPOSAL #5.: Grant authority and power to submitting        ISSUER             NO              N/A                  N/A

 for approval and publication, to the ministry of

finance, competitiveness and shipping, general

directorate of trade societe anonyme and credit

department, the minutes of the 5th extraordinary

general assembly as well as those of any repeat

session and in general to carry out any legal

actionto enforce the resolutions of the 5th

extraordinary general assembly or any repeat session

PROPOSAL #6.: Other announcements                                           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP

  TICKER:                  N/A                 CUSIP:   X3232T104

  MEETING DATE:      5/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the submission of the Board of          ISSUER             NO              N/A                  N/A

Directors reports and Auditors reports for the annual

 financial statements for the 10th FY commencing on

01 JAN 2009 until 31 DEC 2009 which are included at

the annual financial report for the corresponding

period of 01 JAN 2009 until 31 DEC 2009, according to

 Article 4 of the L. 3556.2007

PROPOSAL #2: Approve the submission of the Company's         ISSUER             NO              N/A                  N/A

Corporate and consolidated financial statements for

the 10th FY commencing on 01 JAN 2009 until 31 DEC

2009, which are included at the annual financial

report for the corresponding period of 01 JAN 2009

until 31 DEC 2009, according to Article 4 of the L.

3556.2007

PROPOSAL #3: Approve the earnings distribution for            ISSUER             NO              N/A                  N/A

the 10th FY commencing on 01 JAN 2009 until 31 DEC

2009 which are included at the annual financial

report for the corresponding period of 01 JAN 2009

until 31 DEC 2009, according to Article 4 of the L.

PROPOSAL #4: Grant discharge of both the Members of          ISSUER             NO              N/A                  N/A

the Board of Directors and the Auditors from any

liability for indemnity with respect to the 10th FY

commencing on 01 JAN 2009 until 31 DEC 2009 and the

administrative and representation acts of the Board

of Directors

PROPOSAL #5: Approve the remuneration and                            ISSUER             NO              N/A                  N/A

compensation payments to the Members of the Board of

Directors for attendance and participation at the

Board of Directors and Company Committees, for the

10th FY commencing on 01 JAN 2009 until 31 DEC 2009

PROPOSAL #6: Approve the remuneration and the                     ISSUER             NO              N/A                  N/A

compensation payments to the Members of the Board of

Directors of the Company and determination of the

annual extraordinary compensation of the Members of

the Board of Directors and the Company's executives

for the current 10th FY commencing on 01 JAN 2009

until 31 DEC 2009

PROPOSAL #7: Approve the nomination of regular and            ISSUER             NO              N/A                  N/A

substitute certified Auditors for the current 10th FY

 commencing on 01 JAN 2009 until 31 DEC 2009 and

determination of their fees

PROPOSAL #8: Ratify the election of new the Members          ISSUER             NO              N/A                  N/A

of the Board of Directors in replacement of the

resigned Members

PROPOSAL #9: Approve the Audit committee according to        ISSUER             NO              N/A                  N/A

 Article 37 of L. 3693.2008

PROPOSAL #10: Approve the contracts pursuant to                 ISSUER             NO              N/A                  N/A

Article 23a, paragraph 1 of the C.L. 2190.1920

PROPOSAL #11: Grant discharge the permission,                     ISSUER             NO              N/A                  N/A

pursuant to Article 23a, paragraph 1 of the C.L.

2190.1920, to the Members of the Board of Directors

and officers of the Company's departments and

divisions to participate in Boards of Directors or in

 the Management of groups Companies and their

associate Companies for the purposes set out in

Article 42e paragraph 5, of the C.L. 2190/1920

PROPOSAL #12: Other announcements                                           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP

  TICKER:                  N/A                 CUSIP:   X3232T104

  MEETING DATE:      6/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Board of Directors reports          ISSUER             NO              N/A                  N/A

and the Auditors reports for the annual financial

statements for the 10th FY commencing on 01 JAN 2009

until 31DEC 2009, which are included at the annual

financial report for the corresponding period of 01

JAN 2009 until 31 DEC 2009, according to Article 4 of

 the L. 3556/2007

PROPOSAL #2: Approve the Company's corporate and the         ISSUER             NO              N/A                  N/A

consolidated financial statements for the 10th FY

commencing on 01 JAN 2009 until 31 DEC 2009 , which

are included at the annual financial report for the

corresponding period of 01 JAN 2009 until 31 DEC

2009, according to Article 4 of the L. 3556/2007

PROPOSAL #3: Approve the earnings distribution for            ISSUER             NO              N/A                  N/A

the 10th FY commencing on 01 JAN 2009 until 31 DEC

2009 , which are included at the annual financial

report for the corresponding period of 01 JAN 2009

until 31 DEC 2009, according to Article 4 of the L.

PROPOSAL #4: Grant discharge both the Members of the         ISSUER             NO              N/A                  N/A

Board of Directors and the Auditors from any

liability for indemnity with respect to the 10th FY

commencing on 01 JAN 2009 until 31 DEC 2009 and

approve the administrative and representation acts of

 the Board of Directors

PROPOSAL #5: Approve the remuneration and                            ISSUER             NO              N/A                  N/A

compensation payments to the Members of the Board of

Directors for attendance and participation at the

Board of Directors and Company Committees, for the

10th FY commencing on 01 JAN 2009 until 31 DEC 2009

PROPOSAL #6: Approve the remuneration and the                     ISSUER             NO              N/A                  N/A

compensation payments to the Members of the Board of

Directors of the Company and the determination of the

 annual extraordinary compensation of the Members of

the Board of Directors and the Company's Executives

for the current 10th FY commencing on 01 JAN 2009

until 31 DEC 2009

PROPOSAL #7: Approve the nomination of regular and            ISSUER             NO              N/A                  N/A

substitute certified Auditors for the current 10th FY

 commencing on 01 JAN 2009 until 31 DEC 2009 and

determination of their fees

PROPOSAL #8: Ratify the election of new Members of            ISSUER             NO              N/A                  N/A

the Board of Directors in replacement of the resigned

 Members

PROPOSAL #9: Approve the Audit Committee according to        ISSUER             NO              N/A                  N/A

 Article 37 of L. 3693/2008

PROPOSAL #10: Approve to grant permission for                     ISSUER             NO              N/A                  N/A

concluding contracts, pursuant to Article 23a,

Resolution 1 of the C.L. 2190/1920

PROPOSAL #11: Grant permission, pursuant to Article          ISSUER             NO              N/A                  N/A

23A, paragraph 1 of the C.L. 2190/1920, to Members of

 the Board of Directors and Officers of the Company's

 Departments and divisions to participate in Boards

of Directors or in the Management of group's

companies and their associate companies for the

purposes specified in Article 42E paragraph 5, of the

 C.L. 2190/1920

PROPOSAL #12: Other announcements                                           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRIFOLS S A

  TICKER:                  N/A                 CUSIP:   E5706X124

  MEETING DATE:      6/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts, management         ISSUER            YES             FOR                  FOR

report as well as proposed application of result

PROPOSAL #2: Approve the annual accounts and                       ISSUER            YES             FOR                  FOR

management report of the consolidated group

PROPOSAL #3: Approve the management of the Board Of          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Re-elect the Auditors of individual                ISSUER            YES             FOR                  FOR

accounts

PROPOSAL #5: Re-elect the Auditors of consolidated            ISSUER            YES             FOR                  FOR

accounts

PROPOSAL #6: Re-elect the Board of Directors                       ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Approve the retribution of the Board of         ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #8: Grant authority to purchase own shares           ISSUER            YES             FOR                  FOR

PROPOSAL #9: Approve the delegation of powers                      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GROUPE BRUXELLES LAMBERT

  TICKER:                  N/A                 CUSIP:   B4746J115

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Management report of the Board of                   ISSUER             NO              N/A                  N/A

Directors and reports of the Statutory Auditor on the

 FY 2009

PROPOSAL #2: Approve the presentation of the                       ISSUER             NO              N/A                  N/A

consolidated financial statements for the YE 31 DEC

2009; the non-consolidated annual accounts for the YE

 31 DEC 2009, including appropriation of profit

PROPOSAL #3: Grant discharge to the Directors for              ISSUER             NO              N/A                  N/A

duties performed during the YE 31 DEC 2009

PROPOSAL #4: Grant discharge to the Statutory Auditor        ISSUER             NO              N/A                  N/A

 for duties performed during the YE 31 DEC 2009

PROPOSAL #5.1.1: Re-elect Jean-Louis Beffa for a term        ISSUER             NO              N/A                  N/A

 of 3 years, whose current term of office expire at

the end of this general meeting

PROPOSAL #5.1.2: Re-elect Victor Delloye for a term          ISSUER             NO              N/A                  N/A

of 3 years, whose current term of office expire at

the end of this general meeting

PROPOSAL #5.1.3: Re-elect Maurice Lippens for a term         ISSUER             NO              N/A                  N/A

of 3 years, whose current term of office expire at

the end of this general meeting

PROPOSAL #5.1.4: Re-elect Michel Plessis-Belair for a        ISSUER             NO              N/A                  N/A

 term of 3 years, whose current term of office expire

 at the end of this general meeting

PROPOSAL #5.1.5: Re-elect Amaury de Seze for a term          ISSUER             NO              N/A                  N/A

of 3 years, whose current term of office expire at

the end of this general meeting

PROPOSAL #5.1.6: Re-elect Jean Stephenne for a term          ISSUER             NO              N/A                  N/A

of 3 years, whose current term of office expire at

the end of this general meeting

PROPOSAL #5.1.7: Re-elect Gunter Thielen for a term          ISSUER             NO              N/A                  N/A

of 3 years, whose current term of office expire at

the end of this general meeting

PROPOSAL #5.1.8: Re-elect Arnaud Vial for a term of 3        ISSUER             NO              N/A                  N/A

 years, whose current term of office expire at the

end of this general meeting

PROPOSAL #5.2.1: Approve to establish in accordance          ISSUER             NO              N/A                  N/A

with Article 526(b) of the Company Code, the

independence of Jean-Louis Beffa

PROPOSAL #5.2.2: Approve to establish in accordance          ISSUER             NO              N/A                  N/A

with Article 526(b) of the Company Code, the

independence of Maurice Lippens

PROPOSAL #5.2.3: Approve to establish in accordance          ISSUER             NO              N/A                  N/A

with Article 526(b) of the Company Code, the

independence of Jean Stephenne

PROPOSAL #5.2.4: Approve to establish in accordance          ISSUER             NO              N/A                  N/A

with Article 526(b) of the Company Code, the

independence of Gunter Thielen

PROPOSAL #5.3: Approve to renew the mandate of the            ISSUER             NO              N/A                  N/A

Statutory Auditor, Deloitte Reviseurs d'Entreprises

SC S.F.D. SCRL, represented by Michel Denayer, for a

term of 3 years and to set this Company's fees at EUR

 70,000 a year, which amount is non indexable and

exclusive of VAT

PROPOSAL #6: Approve to set, in accordance with the          ISSUER             NO              N/A                  N/A

decisions on the establishment of a stock option plan

 by the general meeting of 24 APR 2007, at EUR 12.5

million the maximum value of the shares in relation

to the options to be granted in 2010

PROPOSAL #7: Miscellaneous                                                       ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GROUPE EUROTUNNEL

  TICKER:                  N/A                 CUSIP:   F477AL114

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #o.1: Approve the annual accounts for the YE        ISSUER            YES             FOR                  FOR

 31 DEC 2009

PROPOSAL #o.2: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009

PROPOSAL #o.3: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #o.4: Approve the regulated agreements and          ISSUER            YES             FOR                  FOR

commitments stipulated in the Special Auditors'

Report pursuant to Article L. 225-38 of the Code du

Commerce [Commercial Code]

PROPOSAL #o.5: Approve the conclusion by the Company         ISSUER            YES             FOR                  FOR

of the regulated agreements and commitments

stipulated in the Special Auditors' Report

PROPOSAL #o.6: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

implement a Company share purchase programme

PROPOSAL #o.7: Approve the mandate of Madame Colette         ISSUER            YES             FOR                  FOR

Neuville

PROPOSAL #o.8: Approve the mandate of Monsieur Henri         ISSUER            YES             FOR                  FOR

Rouanet

PROPOSAL #o.9: Approve the mandate of Monsieur Pierre        ISSUER            YES             FOR                  FOR

 Bilger

PROPOSAL #o.10: Approve the renewal Mandate of                   ISSUER            YES             FOR                  FOR

Monsieur Hugues Lepic

PROPOSAL #o.11: Approve the mandate of Monsieur Jean-        ISSUER            YES             FOR                  FOR

Pierre Trotignon

PROPOSAL #o.12: Approve the mandate of Monsieur                 ISSUER            YES             FOR                  FOR

Jacques Goumon

PROPOSAL #o.13: Approve the mandate of Monsieur                 ISSUER            YES             FOR                  FOR

Robert Rochefort

PROPOSAL #o.14: Approve the mandate of Madame                     ISSUER            YES             FOR                  FOR

Patricia Hewitt

PROPOSAL #o.15: Approve the mandate of Monsieur                 ISSUER            YES             FOR                  FOR

Philippe Canu

PROPOSAL #o.16: Approve the mandate of Monsieur                 ISSUER            YES             FOR                  FOR

Philippe Vasseur

PROPOSAL #o.17: Approve the mandate of Monsieur Tim          ISSUER            YES             FOR                  FOR

Yeo

PROPOSAL #E.18: Approve the merger absorbing                       ISSUER            YES             FOR                  FOR

Eurotunnel Group (UK) plc (EGP) into the Company,

under the suspensive condition of the approval of the

 merger by EGP

PROPOSAL #E.19: Approve the merger absorbing TNU plc         ISSUER            YES             FOR                  FOR

into the Company under the suspensive condition of

approval of the merger by TNU plc shareholders

PROPOSAL #E.20: Approve the correlative increase in          ISSUER            YES             FOR                  FOR

the Company's capital stock in return for

contributions under the suspensive condition of

approval of the merger by TNU plc shareholders

PROPOSAL #E.21: Approve the allocation of the merger         ISSUER            YES             FOR                  FOR

premium

PROPOSAL #E.22: Approve the powers for signing the            ISSUER            YES             FOR                  FOR

compliance declaration and for other formalities

PROPOSAL #E.23: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock reserved for employees

PROPOSAL #E.24: Approve the free allocation of shares        ISSUER            YES             FOR                  FOR

 to paid staff and Company agents

PROPOSAL #E.25: Approve the allocation of options              ISSUER            YES             FOR                  FOR

granting access to share subscription and/or existing

 share purchase options

PROPOSAL #E.26: Amend the Article 16 of the Company's        ISSUER            YES             FOR                  FOR

 Articles of Association relating to the number of

shares Directors must hold during the term of their

mandate

PROPOSAL #E.27: Amend the Article 17 of the Company's        ISSUER            YES         AGAINST           AGAINST

 Articles of Association relating to the term of

Directors' roles

PROPOSAL #E.28: Amend the Articles 6, 9-3, 11-2, 20-         ISSUER            YES             FOR                  FOR

7, 37 and 38 as a consequence of the conversion of

the GET SA Preference Share into an ordinary share

PROPOSAL #E.29: Amend the Article 27.4 of the                     ISSUER            YES             FOR                  FOR

Articles of Association to allow simplified

PROPOSAL #E.30: Authorize the Board to reduce capital        ISSUER            YES             FOR                  FOR

 by cancellation of shares

PROPOSAL #E.31: Approve the powers                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO FERROVIAL SA

  TICKER:                  N/A                 CUSIP:   E5701R106

  MEETING DATE:      10/20/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Information regarding significant                ISSUER             NO              N/A                  N/A

changes to the assets and liabilities of the

Companies involved in the simplified Merger between

the date of the joint simplified Merger Project and

the date of the general shareholders' meeting

convened herewith, where applicable

PROPOSAL #1.2: Approval of the Company's balance                ISSUER            YES             FOR                  FOR

sheet at 30 APR 2009 as the Merger balance sheet

PROPOSAL #1.3: Approval of the simplified Merger of          ISSUER            YES             FOR                  FOR

Grupo Ferrovial, S.A. and Ferrovial Infraestructuras,

 S.A., Aeropuerto De Belfast, S.A., Marjeshvan, S.L.

and Lernamara, S.L. and, as such, the joint

simplified Merger Project filed with the Madrid

PROPOSAL #2.1: Information regarding significant                ISSUER             NO              N/A                  N/A

changes to the assets and liabilities of the

Companies involved in the inverse Merger between the

date of the Joint Merger Project and the date of the

general shareholders' meeting convened herewith,

where applicable

PROPOSAL #2.2: Approval of the Company's balance                ISSUER            YES             FOR                  FOR

sheet at 30 APR 2009 as the Merger balance sheet

PROPOSAL #2.3: Approval within the framework of the          ISSUER            YES             FOR                  FOR

Joint Inverse Merger Project to an increase of

32,996,390 EUROS in the share capital of Cintra

Concesiones De Infraestructuras De Transporte, S.A.

by issuing 164,981,950 shares of 20 EUR Cents each of

 the same class and series as the shares currently in

 circulation, as a consequence of the Merger and

depending on the approved exchange ratio

PROPOSAL #2.4: Approval of the inverse merger by                ISSUER            YES             FOR                  FOR

absorption of Grupo Ferrovial, S.A. [Absorbed

Company] and Cintra Concesiones De Infraestructuras

De Transporte, S.A. [Absorbing Company] and, as such,

 the Joint Inverse Merger Project

PROPOSAL #3.1: Dissolution of the current Board of            ISSUER            YES             FOR                  FOR

Directors of Cintra Concesiones De Infraestructuras

De Transporte, S.A.

PROPOSAL #3.2: Fixing the number of Members of the            ISSUER            YES             FOR                  FOR

Board of Directors of Cintra Concesiones De

Infraestructuras De Transporte, S.A.

PROPOSAL #3.3: Appointment of Mr. Rafael Del Pino Y          ISSUER            YES             FOR                  FOR

Calvo-Sotelo as a Director for the Bylaw-mandated 3

year period

PROPOSAL #3.4: Appointment of Mr. Jose Maria Perez            ISSUER            YES             FOR                  FOR

Tremps as Board Member for the Bylaw-mandated 3 year

period

PROPOSAL #3.5: Appointment of Mr. Santiago Bergareche        ISSUER            YES             FOR                  FOR

 Busquet as Board Member for the Bylaw-mandated 3

year period

PROPOSAL #3.6: Appointment of Mr. Jaime Carvajal                ISSUER            YES             FOR                  FOR

Urquijo as Board Member for the Bylaw-mandated 3 year

 period

PROPOSAL #3.7: Appointment of Portman Baela, S.L. as         ISSUER            YES             FOR                  FOR

Board Member for the Bylaw-mandated 3 year period

PROPOSAL #3.8: Appointment of Mr. Juan Arena De La            ISSUER            YES             FOR                  FOR

Mora as Board Member for the Bylaw-mandated 3 year

period

PROPOSAL #3.9: Appointment of Mr. Santiago Eguidazu          ISSUER            YES             FOR                  FOR

Mayor as Board Member for the Bylaw-mandated 3 year

period

PROPOSAL #3.10: Appointment of Mr. Joaquin Ayuso                ISSUER            YES             FOR                  FOR

Garcia as Board Member for the Bylaw-mandated 3 year

period

PROPOSAL #3.11: Appointment of Mr. Gabriele Burgio as        ISSUER            YES             FOR                  FOR

 Board Member for the Bylaw-mandated 3 year period

PROPOSAL #3.12: Appointment of Ms. Maria Del Pino Y          ISSUER            YES             FOR                  FOR

Calvo-Sotelo as Board Member for the Bylaw-mandated 3

 year period

PROPOSAL #3.13: Appointment of Mr. Santiago Fernandez        ISSUER            YES             FOR                  FOR

 Valbuena as Board Member for the Bylaw-mandated 3

year period

PROPOSAL #3.14: Appointment of Mr. Inigo Meiras                 ISSUER            YES             FOR                  FOR

Amusco as Board Member for the Bylaw-mandated 3 year

PROPOSAL #3.15: Appointment of Mr. Jose Fernando                ISSUER            YES             FOR                  FOR

Sanchez-Junco Mans as Board Member for the Bylaw-

mandated 3 year period

PROPOSAL #3.16: Fixing the total amount of                          ISSUER            YES             FOR                  FOR

remuneration of the Board of Directors of Cintra

Concesiones De Infraestructuras De Transporte, S.A.

PROPOSAL #3.17: Automatic review of the amount set in        ISSUER            YES             FOR                  FOR

 Point 3.16 above

PROPOSAL #3.18: Powers to be conferred upon the Board        ISSUER            YES             FOR                  FOR

 of Directors of Cintra Concesiones De

Infraestructuras De Transporte, S.A. to increase the

share capital of said Company by up to EUR 73

million, pursuant to Article 153.1 b) of the Spanish

Public Limited Companies Act [ley de sociedades

anonimas] and, where applicable, to remove the

preemptive subscription right in accordance with

PROPOSAL #3.19: Powers to be conferred upon the Board        ISSUER            YES             FOR                  FOR

 of Directors of Cintra Concesiones De

Infraestructuras De Transporte, S.A. to issue simple

and/or convertible debentures, bonds, promissory

notes and other fixed-interest securities as well as

warrants and preference shares; fixing of the

criteria to determine the bases and types of

conversion and/or exchange and/or exercise and

authorization of the Board of Directors to increase

the share capital by the necessary amount and to

exclude the preferential subscription right of the

shareholders. authorization for the company to

PROPOSAL #3.20: Authorization of the Board of                     ISSUER            YES         AGAINST           AGAINST

Directors of Cintra Concesiones De Infraestructuras

De Transporte, S.A. to acquire treasury shares of the

 Company in accordance with Article 75 and concordant

 Articles of the Spanish Companies Act and apply them

 to the performance of remuneration agreements

PROPOSAL #4.1: Fixing the number of Members of the            ISSUER            YES             FOR                  FOR

Board of Directors in accordance with Article 22 of

the Company Bylaws

PROPOSAL #4.2: Re-appointment of Ms. Maria Del Pino Y        ISSUER            YES             FOR                  FOR

 Calvo Sotelo as a Director of the Company

PROPOSAL #4.3: Appointment of Mr. Inigo Meiras Amusco        ISSUER            YES             FOR                  FOR

 as a Director of the Company

PROPOSAL #5.: Delegation of powers to formalize,                ISSUER            YES             FOR                  FOR

register and execute the resolutions adopted at the

general meeting of the shareholders

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  H. LUNDBECK A/S

  TICKER:                  N/A                 CUSIP:   K4406L129

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report from the Supervisory         ISSUER             NO              N/A                  N/A

Board on the activities of the Company during the

previous year

PROPOSAL #2.1: Adopt the annual report                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Grant discharge to the Supervisory              ISSUER            YES             FOR                  FOR

Board and the Board Management from liability

PROPOSAL #3: Approve that dividends of 30% of the              ISSUER            YES             FOR                  FOR

profit for the year corresponding to DKK 3.07 per

share or a total amount of DKK 602m be distributed

for the FY 2009

PROPOSAL #4.I: Re-election of Per Wold-Olsen as a              ISSUER            YES             FOR                  FOR

Member to the Supervisory Board

PROPOSAL #4.II: Re-election of Thorleif Krarup as a          ISSUER            YES             FOR                  FOR

Member to the Supervisory Board

PROPOSAL #4.III: Re-election of Peter Kurstein as a          ISSUER            YES             FOR                  FOR

Member to the Supervisory Board

PROPOSAL #4.IV: Re-election of Mats Pettersson as a          ISSUER            YES             FOR                  FOR

Member to the Supervisory Board

PROPOSAL #4.V: Re-election of Jes Ostergaard as a              ISSUER            YES             FOR                  FOR

Member to the Supervisory Board

PROPOSAL #4.VI: Re-election of Egil Bodd as a Member         ISSUER            YES             FOR                  FOR

to the Supervisory Board

PROPOSAL #5: Re-appointment of Deloitte                               ISSUER            YES             FOR                  FOR

Statsautoriseret Revisionsaktieselskab as the State

Authorized Public Accountants

PROPOSAL #6.1.1: Amend the Articles of Association:          ISSUER            YES             FOR                  FOR

Editorial amendments - Articles 1.1, 1.2, 3.2, 4.5,

5.1, 5.6, 7.1, 9.2, 16.1, 3.2, 12.2 and 15.1 as

specified

PROPOSAL #6.1.2: Amend the Articles of Association:          ISSUER            YES             FOR                  FOR

the Company's objects - Article 2.1 as specified

PROPOSAL #6.1.3: Amend the Articles of Association:          ISSUER            YES             FOR                  FOR

mandatory amends (Danish Companies Act) - Articles

7.1, 7.2, 7.3, 10.1, 10.2 3rd and 4th sentence and

10.4 as specified

PROPOSAL #6.1.4: Amend the Articles of Association:          ISSUER            YES             FOR                  FOR

other amends (Danish Companies Act) - Articles 7.4,

10.5, 11.1 as specified

PROPOSAL #6.1.5: Amend the Articles of Association:          ISSUER            YES         AGAINST           AGAINST

the agenda of the AGM - Articles 8.1 b , 8.1 c  as

specified

PROPOSAL #6.2.1: PLEASE NOTE THAT THIS RESOLUTION IS         ISSUER            YES         AGAINST               FOR

A SHAREHOLDER PROPOSAL: Approve that the Supervisory

board is ordered not to let H. Lundbeck A/S or its

subsidiaries vote for or give proxy to elect or re-

elect Board Members in the other Companies if such

candidates have been publicly prosecuted for

misleading shareholders, this shall apply regardless

of whether H. Lundbeck A/S is only a minority

shareholder and regardless of whether the prosecution

 was made by a European or US authority and

regardless of whether the prosecution was made

PROPOSAL #6.2.2: PLEASE NOTE THAT THIS RESOLUTION IS         ISSUER            YES         AGAINST               FOR

A SHAREHOLDER PROPOSAL: Approve that the Supervisory

Board is ordered within 14 days from receipt of

information to the effect that matters referred to in

 proposal 1 have occurred nonetheless, even if this

is before the proposal is adopted, to attempt to

reverse the decision, if necessary by a court order

PROPOSAL #6.3: Authorize the Supervisory Board until         ISSUER            YES         AGAINST           AGAINST

the next AGM to let the Company acquire treasury

shares with a total nominal value of up to 10% of the

 share capital in accordance with the applicable

legislation, the purchase price of the shares in

question may not deviate by more than 10% from the

price quoted on the NASDAQ OMX Copenhagen A/S on the

date of acquisition

PROPOSAL #6.4: Authorize the Chairman of the general         ISSUER            YES             FOR                  FOR

meeting to make such changes in supplements to the

matters adopted at the general meeting and the

notification to the Danish commerce and Companies

Agency as may be requested by the Commerce and

Companies Agency in connection with its registration

of the amendments made

PROPOSAL #7: Any other business                                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HAMMERSON PLC R.E.I.T., LONDON

  TICKER:                  N/A                 CUSIP:   G4273Q107

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Directors annual report and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #2: Approve the remuneration report                       ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-elect David Atkins as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-elect David  Edmonds as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Jacques Espinasse as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Re-elect John Hirst as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Simon Melliss as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #8: Election of Terry Duddy as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-appoint the Auditors, Deloitte LLP             ISSUER            YES             FOR                  FOR

PROPOSAL #10: Authorize the Directors to agree the            ISSUER            YES             FOR                  FOR

Auditors remuneration

PROPOSAL #11: Authorize the Directors to allot                   ISSUER            YES             FOR                  FOR

securities, pursuant to section 551 of the Companies

Act 2006

PROPOSAL #S.12: Approve to empower the Directors                ISSUER            YES             FOR                  FOR

pursuant to sections 570 and 573 of the Companies Act

 2006 to allot equity securities as though section 56

 1  of that Act did not apply to such allotment

PROPOSAL #S.13: Authorize the market purchases by the        ISSUER            YES             FOR                  FOR

 company of its shares

PROPOSAL #S.14: Authorize the Company to hold General        ISSUER            YES             FOR                  FOR

 Meetings  other than AGM's  of 14days notice

PROPOSAL #S.15: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HANNOVER RUECKVERSICHERUNG AG, HANNOVER

  TICKER:                  N/A                 CUSIP:   D3015J135

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the Group financial

 statements and annual report, and the report

pursuant to Sections 289[4] and 315[4] of the German

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 259,000,000 as follows:

Payment of a dividend of EUR 2.10 per share EUR

5,746,018.60 shall be carried forward ex-dividend and

 payable date: 05 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in connection with the Shareholder Rights

 Directive Implementation Act [ARUG] a) Section 4

shall be amended in respect of the company

transmitting information to registered shareholders

by electronic means, b) Section 13[2] shall be

amended in respect of the shareholders; meeting being

 announced at least 36 days in advance, c) Section

14[1] shall be revised in respect of participation in

 shareholders meetings being contingent upon entry in

 the share register and notification of the intention

 to attend the meeting at least six days in advance

PROPOSAL #6.: Authorization to acquire own shares,            ISSUER            YES             FOR                  FOR

the Board of Managing Directors shall be authorized,

with the consent of the Supervisory Board, to acquire

 own shares of up to 10% of the Company's share

capital at prices not deviating more than 10% from

the market price of the shares, on or before 03 MAY

2015, the Board of Managing Directors shall be

authorized to retire the shares

PROPOSAL #7.: Authorization of the Board of Managing         ISSUER            YES             FOR                  FOR

Directors to dispose of the shares in a manner other

than through the Stock Exchange or a rights offering,

 the Board of Managing Directors shall be authorized

to sell own shares to institutional investors or to

third parties for acquisition purposes, at a price

not materially be low the market price of the shares

PROPOSAL #8.: Resolution on the creation of new                 ISSUER            YES         AGAINST           AGAINST

authorized capital, and the corresponding amendments

to the Articles of Association, the Board of Managing

 Directors shall be authorized, with the consent of

the Supervisory Board, to increase the share capital

by up to EUR 60,298,567 through the issue of new

registered shares against payment in cash and/or

kind, on or before 03 MAY 2015 [authorized capital

2010/I], shareholders shall be granted subscription

rights, except for residual amounts, for the granting

 of subscription rights to holders of conversion and

option rights, for the issue of shares at a price not

 materially below their market price, and for the

issue of shares against payment in kind

PROPOSAL #9.: Authorization to use a portion of the          ISSUER            YES         AGAINST           AGAINST

authorized capital to issue employee shares, and the

corresponding amendments to the Articles of

Association, the Board of Managing Directors shall be

 authorized, with the consent of the Supervisory

Board, to utilize EUR 1,000,000 of the authorized

capital for the issue of new registered shares to

employees, excluding shareholders. subscription rights

PROPOSAL #10.: Approval of the Compensation System            ISSUER            YES         AGAINST           AGAINST

for the Board of Managing Directors, to be explained

in detail at the shareholders meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HEIDELBERGCEMENT AG, HEIDELBERG

  TICKER:                  N/A                 CUSIP:   D31709104

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 financial

year with the report of the Supervisory Board, the

group financial statements and annual report, and the

 report pursuant to Sections 289(4) and 315(4) of the

 German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 63,920,304.85 as follows:

 Payment of a dividend of EUR 0.12 per share EUR

25,000,000 shall be allocated to the other revenue

reserves EUR 16,420,304.85 shall be carried forward

Ex-dividend and payable date: May 7, 2010

PROPOSAL #3.a: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Director : Bernd Scheifele

PROPOSAL #3.b: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Director : Dominik von Achten

PROPOSAL #3.c: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Director : Daniel Gauthier

PROPOSAL #3.d: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Director : Andreas Kern

PROPOSAL #3.e: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Director : Lorenz Naeger

PROPOSAL #3.f: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Director : Albert Scheuer

PROPOSAL #4.a: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Fritz-Juergen Heckmann

PROPOSAL #4.b: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Heinz Schirmer

PROPOSAL #4.c: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board  :Heinz Schmitt

PROPOSAL #4.d: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Theo Beermann

PROPOSAL #4.e: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Robert Feiger

PROPOSAL #4.f: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Veronika Fuess

PROPOSAL #4.g: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Josef Heumann

PROPOSAL #4.h: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Gerhard Hirth

PROPOSAL #4.i: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Max Dietrich Kley

PROPOSAL #4.j: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Hans Georg Kraut

PROPOSAL #4.k: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Adolf Merckle

PROPOSAL #4.l: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board : Ludwig Merckle

PROPOSAL #4.m: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Tobias Merckle

PROPOSAL #4.n: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Eduard Schleicher

PROPOSAL #4.o: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Werner Schraeder

PROPOSAL #4.p: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board : Frank-Dirk Steininger

PROPOSAL #5.: Appointment of auditors for the 2010            ISSUER            YES             FOR                  FOR

financial year: Ernst + Young GmbH, Stuttgart

PROPOSAL #6.: Resolution on the creation of new                 ISSUER            YES             FOR                  FOR

authorized capital and the corresponding amendments

to the Articles of Association the Board o f MDs

shall be authorized, with the consent of the

Supervisory Board, to increase the share capital by

upto EUR 225,000,000 through the issue of new bearer

shares against cash payment, on or before May 5, 2015

 (authorized capital I). Shareholders shall be

granted subscription rights, except for residual

amounts and for the issue of shares at a price not

materially below their market price

PROPOSAL #7.: Resolution on the creation of further          ISSUER            YES             FOR                  FOR

authorized capital, and the corresponding amendments

to the Articles of Association the Boar d of MDs

shall be authorized, with the consent of the

Supervisory Board, to increase the share capital by

up to EUR 56,100,000 through the issue of new bearer

shares against payment in kind, on or before May 5,

2015 (authorized capital II), share holders.

subscription rights shall be excluded for the issue

of shares for acquisition purposes, and in so far as

such rights are granted to holders of conversion

PROPOSAL #8.a: Resolution on the authorization to              ISSUER            YES             FOR                  FOR

issue bonds or profit-sharing rights, the revision of

 the contingent capital, and the corresponding

amendments to the Articles of Association A. The

Board of MDs shall be authorized, with the consent o

f the Supervisory Board to grant warrant, convertible

 or income bonds, or profit-sharing rights, of up to

EUR 3,000,000,000, on or before Ma y 5,

2015.Shareholders shall be granted subscription

rights, except for residual amounts, insofar as such

rights are granted to holders of conversion and

option rights, and for the issue of bonds at a price

not materially below their theoretical market value

or against payment in kind

PROPOSAL #8.b: The share capital shall be increased          ISSUER            YES             FOR                  FOR

by up to EUR 168,750,000 through the issue of up to

56,250, 000 new bearer shares, insofar as option or

conversion rights are exercised (2010 contingent

capital).The authorization to issue bonds or profit-

sharing rights granted by the AGM of May 7, 2009,

shall be revoke d, along with the related 2009 cont

ingent capital

PROPOSAL #9.: Approval of the compensation system for        ISSUER            YES         AGAINST           AGAINST

 the Board of MDs,based on the current level of

remuneration and set forth on the investor relations

page at www.heidelbergcement.com

PROPOSAL #10.a: Elections to the Supervisory Board :         ISSUER            YES             FOR                  FOR

Alan Murray

PROPOSAL #10.b: Elections to the Supervisory Board :         ISSUER            YES             FOR                  FOR

Herbert Luetkestratkoetter

PROPOSAL #11.a: Amendments to the Articles of                     ISSUER            YES             FOR                  FOR

Association in respect of the Supervisory Board;

Section 9(2) shall be amended through the inclusion

of a nomination committee

PROPOSAL #11.b: Amendments to the Articles of                     ISSUER            YES             FOR                  FOR

Association in respect of the Supervisory Board;

Section 12 shall be revised to reflect the new annual

 remuneration, being EUR 40,000 per member plus EUR

58 for every EUR 0 .01 of the Company's earnings per

share in excess of EUR 2.50 (two and a half times the

 amount for the Chairman and one and a half times for

 the deputy chairman) plus EUR 15,0 00 and EUR 7,500

for the members of the audit and personnel

committees, respectively

PROPOSAL #12.a: Amendments to the Articles of                     ISSUER            YES             FOR                  FOR

Association in connection with the Shareholder Rights

 Directive Implementation Act (ARUG):Section 16(1)

shall be amended in respect of shareholders

registering to attend shareholders. Meetings at least

 six days in advance

PROPOSAL #12.b: Amendments to the Articles of                     ISSUER            YES             FOR                  FOR

Association in connection with the Shareholder Rights

 Directive Implementation Act (ARUG): Sect ion 16(3)

and (4) shall be added in respect of the

admissibility of on line participation in and

absentee voting at shareholders. Meetings

PROPOSAL #12.c: Amendments to the Articles of                     ISSUER            YES             FOR                  FOR

Association in connection with the Shareholder Rights

 Directive Implementation Act (ARUG): Section 18(3)

shall also be added, to allow the shareholders.

meeting to be transmitted by audiovisual means

PROPOSAL #12.d: Amendments to the Articles of                     ISSUER            YES             FOR                  FOR

Association in connection with the Shareholder Rights

 Directive Implementation Act (ARUG): Section 11(2)

shall be deleted

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HEINEKEN HOLDING NV

  TICKER:                  N/A                 CUSIP:   N39338194

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Report for the FY 2009                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Adopt the financial statements for the          ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #3: Announcement of the appropriation of the        ISSUER             NO              N/A                  N/A

 balance of the income statement pursuant to the

provisions in Article 10, paragraph 6, of the

Articles of Association

PROPOSAL #4: Grant discharge to the Members of the            ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5: Approve the acquisition of 100% of the          ISSUER            YES             FOR                  FOR

beer operations of Fomento Economico Mexicano, S.A.B.

 de C.V  FEMSA  by Heineken N.V. via an all share

transaction

PROPOSAL #6.A: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

acquire own shares

PROPOSAL #6.B: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

issue shares to FEMSA  and its affiliates

PROPOSAL #6.C: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

issue  rights to  shares for other purposes

PROPOSAL #6.D: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

restrict or exclude Shareholders' pre-emptive rights

PROPOSAL #7: Corporate Governance, Comply or Explain         ISSUER             NO              N/A                  N/A

PROPOSAL #8: Appointment of Mr. J.A. Fernandez                   ISSUER            YES             FOR                  FOR

Carbajal as a Member of the Board of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HEINEKEN NV

  TICKER:                  N/A                 CUSIP:   N39427211

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.a: Receive the report for the FY 2009               ISSUER             NO              N/A                  N/A

PROPOSAL #1.b: Adopt the financial statements for the        ISSUER            YES             FOR                  FOR

 FY 2009

PROPOSAL #1.c: Approve the appropriation of the                 ISSUER            YES             FOR                  FOR

balance of the income statement in accordance with

Article 12 paragraph 7 of the Company's Articles of

Association

PROPOSAL #1.d: Grand discharge to the Members of the         ISSUER            YES             FOR                  FOR

Executive Board

PROPOSAL #1.e: Grand discharge to the Members of the         ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #2: Approve the acquisition of 100% of the          ISSUER            YES             FOR                  FOR

beer operations of Fomento Economico Mexicano, S.A.B.

 de C.V (FEMSA) via an all share transaction

PROPOSAL #3.a: Authorize the Managing Board, subject         ISSUER            YES             FOR                  FOR

to the approval of the Supervisory Board, to cause

the Company to acquire its own shares for valuable

consideration, up to a maximum number which, at the

time of acquisition, the Company is permitted to

acquire pursuant to the provisions of Section 98,

Subsection 2, of Book 2 of the Netherlands Civil

Code; such acquisition may be effected by means of

any type of contract, including stock exchange

transactions and private transactions; the price must

 lie between the nominal value of the shares and an

amount equal to 110% of the market price; by 'market

price ' is understood the opening price reached by

the shares on the date of acquisition, as evidenced

by the official price list of Euronext Amsterdam NV;

[Authority expires after 18 months commencing on 22

PROPOSAL #3.b: Approve to designate the Managing                ISSUER            YES             FOR                  FOR

Board, subject to the approval of the Supervisory

Board, for a period of 18 months as the body which is

 authorised, to resolve to issue shares to FEMSA [and

 its affiliates] up to a number of shares not

exceeding 86,029,019 shares in exchange for the

transfer by FEMSA of its beer operations [consisting

of all shares of common stock in FEMSA Cerveza held

by FEMSA and its affiliates'] to the Company and

subject to FEMSA [and its affiliates] transferring

43,018,320 of these new shares to Heineken Holding

N.V. in exchange for 43,018,320 new Heineken Holding

N.V. shares to be issued to FEMSA [and its affiliates]

PROPOSAL #3.c: Approve to designate the Managing                ISSUER            YES             FOR                  FOR

Board, subject to the approval of the Supervisory

Board, for a period of 18 months as the body which is

 authorised to resolve to issue shares up to a number

 of shares not exceeding 10% of the number of issued

shares in the capital of the Company; the

authorisation may be used in connection with the

Long-Term Incentive Plan for the Members of the

Executive Board and the Long-Term Incentive Plan for

the Senior Management, but may also serve other

purposes,such as the issue of those of the allotted

shares that will not be repurchased under Resolution

3.a and other acquisitions

PROPOSAL #3.d: Authorize the Executive Board to                 ISSUER            YES             FOR                  FOR

restrict or exclude shareholders pre-emptive rights

PROPOSAL #4: Corporate governance, comply or explain         ISSUER             NO              N/A                  N/A

report

PROPOSAL #5.a: Approve the adjustments to the                     ISSUER            YES         AGAINST           AGAINST

Remuneration Policy for the Executive Board

PROPOSAL #5.b: Approve the related amendment to the          ISSUER            YES         AGAINST           AGAINST

Long Term Incentive Plan for the Executive Board

PROPOSAL #6.a: Appointment of Mr. J.A. Fernandez                ISSUER            YES             FOR                  FOR

Carbajal as a Member of the Supervisory

PROPOSAL #6.b: Appointment of Mr. J.G. Astaburuaga            ISSUER            YES             FOR                  FOR

Sanjines as a Member of the Supervisory

PROPOSAL #6.c: Re-appoint Mr. C.J.A. van Lede as a            ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #6.d: Re-appoint Mr. J.M. de Jong as a                 ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #6.e: Re-appoint Mrs. A.M. Fentener van                ISSUER            YES             FOR                  FOR

Vlissingen as a Member of the Supervisory Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HELLENIC PETE S A

  TICKER:                  N/A                 CUSIP:   X3234A111

  MEETING DATE:      12/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect 2 Board of Director Members                 ISSUER             NO              N/A                  N/A

representing minority shareholders according to

Articles 20 and 21 of Company's Statute

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HELLENIC PETE S A

  TICKER:                  N/A                 CUSIP:   X3234A111

  MEETING DATE:      12/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect the Board of Director Members         ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Approve the pre-approval of the Board          ISSUER             NO              N/A                  N/A

of Director Members remunerations and contracts among

 the Company and Board of Director Members

PROPOSAL #3.: Elect the Audit Committee according to         ISSUER             NO              N/A                  N/A

Law 3693/2008

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HELLENIC PETROLEUM SA, ATHENS

  TICKER:                  N/A                 CUSIP:   X3234A111

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report on the administration        ISSUER             NO              N/A                  N/A

 of 2009 and submission of Board of Director's and

chartered Auditors' reports on Company's and

consolidated financial statements for 2009

PROPOSAL #2: Approve the Company's financial                       ISSUER             NO              N/A                  N/A

statements and the consolidated ones for 2009

PROPOSAL #3: Approve the profits disposal                             ISSUER             NO              N/A                  N/A

PROPOSAL #4: Approve to dismissal of Board of                     ISSUER             NO              N/A                  N/A

Director and the Auditors from every compensational

liability for 2009

PROPOSAL #5: Approve the Board of Director's                       ISSUER             NO              N/A                  N/A

remuneration for 2009 and its determination for 2010

PROPOSAL #6: Approve the remunerations of Board of            ISSUER             NO              N/A                  N/A

Director's president and managing consultant and

their determination for 2010

PROPOSAL #7: Election of chartered Auditors for 2010         ISSUER             NO              N/A                  N/A

and determination of their salaries

PROPOSAL #8: Approve the Board of Director's decision        ISSUER             NO              N/A                  N/A

 on stock option plan for 2010

PROPOSAL #9: Approve the extension and modification          ISSUER             NO              N/A                  N/A

of the current stock option plan

PROPOSAL #10: Approve the commitment and of non-                ISSUER             NO              N/A                  N/A

distribution of taxed reserves regarding the covering

 of own participation

PROPOSAL #11: Amend the Article 2 of Company's                   ISSUER             NO              N/A                  N/A

association referring to Company's headquarters

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HELLENIC TELECOMMUNICATIONS ORG. S.A.

  TICKER:                  OTE                 CUSIP:   423325307

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE MANAGEMENT REPORT OF            ISSUER             NO              N/A                  N/A

THE BOARD AND THE AUDIT REPORT, ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT

PROPOSAL #02: EXONERATION OF MEMBERS OF THE BOARD &          ISSUER             NO              N/A                  N/A

AUDITORS OF ALL LIABILITY, FOR FISCAL YEAR 2009,

PURSUANT TO ARTICLE 35 OF C.L.2190/1920

PROPOSAL #03: APPOINTMENT OF CHARTERED AUDITORS FOR          ISSUER             NO              N/A                  N/A

THE ORDINARY AUDIT OF THE FINANCIAL STATEMENTS OF OTE

 S.A. FOR THE FISCAL YEAR 2010

PROPOSAL #04: APPROVAL OF THE REMUNERATION PAID TO            ISSUER             NO              N/A                  N/A

THE MEMBERS OF THE BOARD OF DIRECTORS, THE AUDIT

COMMITTEE AND THE COMPENSATION & HUMAN RESOURCES

COMMITTEE FOR THE FISCAL YEAR 2009 AND DETERMINATION

OF THEIR REMUNERATION FOR THE FISCAL YEAR 2010

PROPOSAL #05: APPROVAL OF DISBURSEMENT BY OTE OF AN          ISSUER             NO              N/A                  N/A

AMOUNT FOR PUBLIC WELFARE PURPOSES, ALL AS MORE FULLY

 DESCRIBED IN THE PROXY STATEMENT

PROPOSAL #06: RENEWAL OF THE CONTRACT FOR THE                     ISSUER             NO              N/A                  N/A

INSURANCE COVERAGE OF THE COMPANY'S MEMBERS OF THE

BOARD OF DIRECTORS AND OFFICERS

PROPOSAL #07: AMENDMENT OF TERMS OF CONTRACTS BETWEEN        ISSUER             NO              N/A                  N/A

 BOARD AND COMPANY, PURSUANT TO ARTICLE 23A, PARAS, 2

 AND 4 OF C.L.2190/1920

PROPOSAL #08: AMENDMENT OF ARTICLE 2 OF COMPANY'S              ISSUER             NO              N/A                  N/A

ARTICLES OF INCORPORATION IN FORCE, FOR THE PURPOSE

OF EXPANDING ITS BUSINESS ACTIVITIES

PROPOSAL #09: GRANTING OF SPECIAL PERMISSION FOR THE         ISSUER             NO              N/A                  N/A

CONCLUSION OF A LOAN OFFERED BY THE DUETSCHE TELEKOM

GROUP TP OTE S.A., PURSUANT TO ARTICLE 23A, PARA, 2

OF C.L.2190/1920

PROPOSAL #10: ANNOUNCEMENT OF RE-COMPOSITION OF BOARD        ISSUER             NO              N/A                  N/A

 OF DIRECTORS, ACCORDING TO ARTICLE 9 PARA 4 OF THE

COMPANY'S ARTICLES OF INCORPORATION

PROPOSAL #11: APPOINTMENT OF MEMBERS OF THE AUDIT              ISSUER             NO              N/A                  N/A

COMMITTEE, PURSUANT TO ARTICLE 37 OF LAW 3693/2008

PROPOSAL #12: MISCELLANEOUS ANNOUNCEMENTS                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HELLENIC TELECOMMUNICATIONS ORGANIZATION S A

  TICKER:                  N/A                 CUSIP:   X3258B102

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Management report of the              ISSUER             NO              N/A                  N/A

Board of Directors, the audit report prepared by

Certified Auditors on the Separate and Consolidated

Financial Statements of OTE S.A. ended on 31 DEC

2009, as well as of the Annual Financial Statements

both Separate and Consolidated  of the FY 2009

1/1/2009-31/12/2009 ; and the profit distribution and

 dividend payment

PROPOSAL #2: Approve the exoneration of the members          ISSUER             NO              N/A                  N/A

of the Board of Directors and the Auditors of all

liability, for the FY 2009, pursuant to Article 35 of

 C.L.2190/1920

PROPOSAL #3: Appointment of Chartered Auditors for            ISSUER             NO              N/A                  N/A

the Ordinary Audit of the financial statements of OTE

 S.A.  both Separate and Consolidated , in accordance

 with the International Financial Reporting

Standards, for the fiscal year 2010 and approve the

determination of their fees

PROPOSAL #4: Approve the remuneration paid to the              ISSUER             NO              N/A                  N/A

members of the Board of Directors, the Audit

Committee and the Compensation & Human Resources

Committee for the fiscal year 2009 and determination

of their remuneration for the FY 2010

PROPOSAL #5: Approve the disbursement by OTE of an            ISSUER             NO              N/A                  N/A

amount for public welfare purposes in lieu of the

payment of a special performance bonus in cash to the

 Chairman of the Board of Directors and CEO for the

FY  2009

PROPOSAL #6: Approve the renewal of the contract for         ISSUER             NO              N/A                  N/A

the insurance coverage of the Company's members of

the Board of Directors and Officers against

liabilities incurred in the exercise of their

responsibilities, duties or authorities and granting

PROPOSAL #7: Approve to grant the special permission         ISSUER             NO              N/A                  N/A

by the General Meeting pursuant to Article 23a,

paragraphs 2 and 4 of C.L.2190/1920, for the approval

 of the amendment of terms of contracts concluded

between members of the Company's Board of Directors

and the Company

PROPOSAL #8: Approve the amendment of Article 2                 ISSUER             NO              N/A                  N/A

Object  of the Company's Articles of Incorporation in

 force, for the purpose of expanding its business

activities

PROPOSAL #9: Approve to grant the special permission         ISSUER             NO              N/A                  N/A

by the General Meeting pursuant to Article 23a, para.

 2 of C.L.2190/1920, for the conclusion of a loan

offered by the Deutsche Telekom Group to OTE S.A.,

under financial terms and conditions equal to or

better than the financial terms and conditions

offered by a third party / Assignment of relevant

PROPOSAL #10: Approve the announcement of the re-               ISSUER             NO              N/A                  N/A

composition of the Board of Directors, according to

Article 9 para 4 of the Company's Articles of

Incorporation

PROPOSAL #11: Appointment of members of the Audit              ISSUER             NO              N/A                  N/A

Committee, pursuant to Article 37 of Law 3693/2008

PROPOSAL #12: Miscellaneous announcements                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HELLENIC TELECOMMUNICATIONS ORGANIZATION S A

  TICKER:                  N/A                 CUSIP:   X3258B102

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the modification of Article 2          ISSUER             NO              N/A                  N/A

of the Company's Association referring to the

Company's scope in order to expand it's activities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HELLENIC TELECOMMUNICATIONS ORGANIZATIONS OTE

  TICKER:                  N/A                 CUSIP:   X3258B102

  MEETING DATE:      7/10/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend the terms of the Stock Option              ISSUER             NO              N/A                  N/A

Plan for executives of the Company and affiliated

Companies, according to the Article 42e of the

Codified Law 2190/1920

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HENKEL AG & CO. KGAA, DUESSELDORF

  TICKER:                  N/A                 CUSIP:   D32051126

  MEETING DATE:      4/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the annual financial            ISSUER             NO              N/A                  N/A

the consolidated financial statements as endorsed by

the Supervisory Board, and of the Management reports

of Henkel AG & Co. KGaA and of the Group, including

the corporate governance/corporate management and

remuneration reports, the report of the Supervisory

Board for fiscal 2009, and the resolution adopting

the annual financial statements of Henkel AG & CO.

KGaA for fiscal 2009

PROPOSAL #2.: Resolution on the appropriation of                ISSUER             NO              N/A                  N/A

profit

PROPOSAL #3.: Resolution to approve and ratify the            ISSUER             NO              N/A                  N/A

actions of the personally liable partner

PROPOSAL #4.: Resolution to approve and ratify the            ISSUER             NO              N/A                  N/A

actions of the Supervisory Board

PROPOSAL #5.: Resolution to approve and ratify the            ISSUER             NO              N/A                  N/A

actions of the shareholders' Committee

PROPOSAL #6.: Resolution on the appointment of the            ISSUER             NO              N/A                  N/A

Auditors of the annual financial statements and the

consolidated financial statements for fiscal 2010 and

 the examiners for the financial review of interim

reports

PROPOSAL #7.1: Election of Kfm. Johann-Christoph Frey        ISSUER             NO              N/A                  N/A

 as a Member of Supervisory Board

PROPOSAL #7.2: Election of HErrn Dr. Rer. Nat. Kaspar        ISSUER             NO              N/A                  N/A

 Freiher Von Rraun as a Member of Supervisory Board

PROPOSAL #8.: Resolution to approve the remuneration         ISSUER             NO              N/A                  N/A

system for Members of the Management Board

PROPOSAL #9.: Resolution to adopt the amendment of            ISSUER             NO              N/A                  N/A

Article 19(3) Article 20(1) and (4), Article 21(2)

and (3) and Article 23(3) of the Articles of

Association in line with the requirements of the Act

implementing the shareholders' rights directive [ARUG]

PROPOSAL #10.: Resolution to renew authorization to          ISSUER             NO              N/A                  N/A

purchase and appropriate the Corporation's own shares

 [treasurystock] in accordance with Clause 71(1) No.

8 AktG and to exclude the pre-emptive rights of

existing shareholders

PROPOSAL #11.: Resolution to cancel the existing                ISSUER             NO              N/A                  N/A

authorized capital amount and to create a new

authorized capital amount [authorized capital 2010]

for cash contributions with the option of excluding

pre-emptive rights, with corresponding amendments of

the Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HENKEL AG & CO. KGAA, DUESSELDORF

  TICKER:                  N/A                 CUSIP:   D32051126

  MEETING DATE:      4/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Announcement of the resolution of the          ISSUER             NO              N/A                  N/A

AGM of 19 APR 2010 to cancel the existing authorized

capital amount and to create authorized capital

amount [authorized capital 2010] for cash

contributions with the options of excluding pre-

emptive rights, with corresponding amendment of the

Articles of Association as specified

PROPOSAL #2.: Special resolution of the preferred              ISSUER             NO              N/A                  N/A

shareholders pertaining to the resolution of the AGM

of 19 ARP 2010 to cancel the existing authorized

capital amount and to create a new authorized capital

 amount [authorized capital 2010] to be issued for

cash with the option of excluding pre-emptive rights,

 with corresponding amendments of the Articles of

Association, as per the proposed resolution announced

 under Item 1 of this agenda

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HENKEL AG & CO. KGAA, DUESSELDORF

  TICKER:                  N/A                 CUSIP:   D32051142

  MEETING DATE:      4/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the annual financial            ISSUER             NO              N/A                  N/A

statements and the consolidated financial statements

as endorsed by the Supervisory Board, and of the

management reports of Henkel AG & Co. KGaA and of the

 Group, including the corporate governance/ corporate

 management and remuneration reports, the report of

the Supervisory Board for fiscal 2009, and the

resolution to approve the annual financial statements

 of Henkel AG & Co. KGaA for fiscal 2009

PROPOSAL #2.: Resolution for the appropriation of              ISSUER             NO              N/A                  N/A

profit

PROPOSAL #3.: Resolution to approve and ratify the            ISSUER             NO              N/A                  N/A

actions of the Personally Liable Partner

PROPOSAL #4.: Resolution to approve and ratify the            ISSUER             NO              N/A                  N/A

actions of the Supervisory Board

PROPOSAL #5.: Resolution to approve and ratify the            ISSUER             NO              N/A                  N/A

actions of the Shareholders  Committee

PROPOSAL #6.: Resolution on the appointment of the            ISSUER             NO              N/A                  N/A

Auditors of the annual financial statements and the

consolidated financial statements for fiscal 2010 and

 the examiners for the financial review of interim

reports

PROPOSAL #7.1: Election of Dipl.-Kfm. Johann-                      ISSUER             NO              N/A                  N/A

Christoph Frey to the Supplementary Supervisory Board

PROPOSAL #7.2: Election of Dr. rer. nat. Kaspar                 ISSUER             NO              N/A                  N/A

Freiherr von Braun to the Supplementary Supervisory

Board

PROPOSAL #8.: Resolution to approve the compensation         ISSUER             NO              N/A                  N/A

arrangements for Members of the Management Board

PROPOSAL #9.: Resolution to adopt the amendment of            ISSUER             NO              N/A                  N/A

Articles 19(3), 20 (1) and (4), 21 (2) and (3) and

Article 23 (3) of the Articles of Association in line

 with the requirements of the Act Implementing the

Shareholders' Rights Directive (ARUG)

PROPOSAL #10.: Resolution to renew authorization to          ISSUER             NO              N/A                  N/A

purchase, appropriate and utilize the Corporation's

own shares [treasury stock] in accordance with Clause

 71(1) No. 8 of the German Stock Corporation Act

[AktG] and to exclude the pre-emptive rights of

existing shareholders

PROPOSAL #11.: Resolution to cancel the existing                ISSUER             NO              N/A                  N/A

authorized capital amount and to create a new

authorized capital amount [Authorized Capital 2010]

to be issued for cash with the option of excluding

pre-emptive rights, with corresponding amendment of

the Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HENNES & MAURITZ AB

  TICKER:                  N/A                 CUSIP:   W41422101

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the AGM                                              ISSUER             NO              N/A                  N/A

PROPOSAL #2: The election of Lawyer Sven Unger as a          ISSUER             NO              N/A                  N/A

Chairman for the AGM as proposed by the Election

Committee

PROPOSAL #3: Address by Managing Director Karl-Johan         ISSUER             NO              N/A                  N/A

Persson followed by an opportunity to ask questions

about the Company

PROPOSAL #4: Establishment and the voting list                    ISSUER             NO              N/A                  N/A

PROPOSAL #5: Approval of the agenda                                       ISSUER             NO              N/A                  N/A

PROPOSAL #6: The election of people to check the                ISSUER             NO              N/A                  N/A

minutes

PROPOSAL #7: Examination of whether the meeting was          ISSUER             NO              N/A                  N/A

duly convened

PROPOSAL #8.a: Presentation of the annual accounts            ISSUER             NO              N/A                  N/A

and the Auditors' report as well as the consolidated

accounts and the consolidated Auditors' report, and

the Auditors' statement on whether the guidelines for

 remuneration to Senior Executives applicable since

the last AGM have been specified

PROPOSAL #8.b: Statement by the Company's Auditor and        ISSUER             NO              N/A                  N/A

 the Chairman of the Auditing Committee

PROPOSAL #8.c: Statement by the Chairman of the Board        ISSUER             NO              N/A                  N/A

 on the work of the Board

PROPOSAL #8.d: Statement by the Chairman of the                 ISSUER             NO              N/A                  N/A

Election Committee on the work of the Election

Committee

PROPOSAL #9.a: Adopt the income statement and the              ISSUER            YES             FOR                  FOR

balance sheet as well as the consolidated income

statement and the consolidated balance sheet

PROPOSAL #9.b: Approve a dividend to the Shareholders        ISSUER            YES             FOR                  FOR

 of SEK 16.00 per share; the Board of Directors has

proposed Tuesday 04 MAY 2010 as the record date; if

the resolution is passed, dividends are expected to

be paid out by Euroclear Sweden AB on Friday 07 MAY

PROPOSAL #9.c: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Board and the Managing Director from liability to the

 Company

PROPOSAL #10: Approve the establishment of the number        ISSUER            YES             FOR                  FOR

 of Board Members at 8 and with no Deputy Board

PROPOSAL #11: Approve the establishment of fees to            ISSUER            YES             FOR                  FOR

the Board and the Auditors as specified

PROPOSAL #12: Election of Anders Dahlvig and                       ISSUER            YES             FOR                  FOR

Christian Sievert as the New Members and re-elect Mia

 Brunell Livfors, Lottie Knutson, Sussi Kvart, Bo

Lundquist, Stefan Persson and Melker Schorling;

Chairman of the Board: re-election of Stefan Persson;

 Stig Nordfelt has declined re-election

PROPOSAL #13: Approve the establishment of principles        ISSUER            YES         AGAINST           AGAINST

 for the Election Committee and election of Members

of the Election Committee as specified

PROPOSAL #14: Approve the resolution on share split          ISSUER            YES             FOR                  FOR

and amend Section 4 of the Articles of Association

PROPOSAL #15: Approve the guidelines for remuneration        ISSUER            YES             FOR                  FOR

 to Senior Executives as specified

PROPOSAL #16: Closing of the AGM                                            ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HERMES INTL SCA

  TICKER:                  N/A                 CUSIP:   F48051100

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company accounts                         ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated accounts                ISSUER            YES             FOR                  FOR

PROPOSAL #O.3: Grant discharge                                                ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approves the allocation of result                ISSUER            YES             FOR                  FOR

PROPOSAL #O.5: Approve the regulated agreements and          ISSUER            YES         AGAINST           AGAINST

commitments

PROPOSAL #O.6: Appointment of a new member of the              ISSUER            YES         AGAINST           AGAINST

Supervisory Board

PROPOSAL #O.7: Approve the Directors' fees and                   ISSUER            YES             FOR                  FOR

remuneration

PROPOSAL #O.8: Authorize the Board of Directors for          ISSUER            YES             FOR                  FOR

the Company to operate on its own shares

PROPOSAL #O.9: Powers                                                                ISSUER            YES             FOR                  FOR

PROPOSAL #E.10: Grant authority to cancel some or all        ISSUER            YES             FOR                  FOR

 shares purchased by the Company (Article L. 225-209)

  general cancellation programme

PROPOSAL #E.11: Amend the Articles of Association               ISSUER            YES             FOR                  FOR

PROPOSAL #E.12: Powers                                                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOCHTIEF AG, ESSEN

  TICKER:                  N/A                 CUSIP:   D33134103

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the supervisory Board, the group financial

 statements and group annual report as well as the

report by the Board of mds pursuant to sections

289(4) and 315(4) of the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of eur 105,000,000 as follows:

payment of a dividend of EUR 1.50 per share EUR

5,183,527.50 shall be carried forward ex-dividend and

 payable date 12 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the compensation system for        ISSUER            YES             FOR                  FOR

 the Board of Managing Directors, set forth in detail

 in the Company's Corporate Governance report

PROPOSAL #6.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: Deloitte + Touche GMBH, Munich

PROPOSAL #7.: Authorization to acquire own shares the        ISSUER            YES             FOR                  FOR

 Company shall be authorized to acquire own shares of

 up to 10% of its share capital, at prices not

deviating more than 10% from their market price, on

or before 10 NOV 2010

PROPOSAL #8.: Resolution on the authorization to                ISSUER            YES             FOR                  FOR

issue warrant, convertible or income bonds, or

profit-sharing rights, the creation of contingent

capital, and the corresponding amendments to the

Articles of Association the Board of Managing

Director's shall be authorized, with the consent of

the Supervisory Board, to issue bonds and/or profit-

sharing rights of up to EUR 1,000,000,000, possibly

conferring a conversion or option right for new

shares of the Company, on or before 10 MAY 10 2015,

shareholders shall be granted subscription rights,

except for residual amounts, for the granting of such

 rights to holders of conversion or option rights,

for the issue of bonds at a price not materially

below their theoretical market value, and for the

issue of profit-sharing rights or income bonds with

debenture like features, the share capital shall be

increased accordingly by up to EUR 44,800,000 through

 the issue of up to 17,500,000 new bearer shares,

insofar as conversion or option rights are exercised

PROPOSAL #9.: Resolution on the renewal of the                   ISSUER            YES             FOR                  FOR

authorized capital, and the corresponding amendments

to the Articles of Association the authorized capital

 i shall be revoked, the Board of Managing Director's

 shall be authorized, with the consent of the

Supervisory Board, to increase the share capital by

up to EUR 53,760,000 through the issue of new bearer

shares against payment in cash and/or kind, on or

before 10 MAY 2015 [new authorized capital

shareholders shall be granted subscription rights,

except for the issue of shares at a price not

materially below their market price, for the issue of

 shares against payment in kind, for residual

amounts, and to grant such rights to holders of

option or conversion rights

PROPOSAL #10.: Approval of the profit transfer                   ISSUER            YES             FOR                  FOR

agreements with the Company's wholly owned

subsidiaries HOCHTIEF Projektentwicklung Gmbh,

Deutsche Bau-Und Siedlungs-GmbH, Eurafrica Bau-GmbH,

and HOCHTIEF Corporate Space Management GmbH

PROPOSAL #11.: Approval of the control and profit              ISSUER            YES             FOR                  FOR

transfer agreement with the Company's wholly owned

subsidiary HOCHTIEF Construction GmbH

PROPOSAL #12.: Approval of the control agreement with        ISSUER            YES             FOR                  FOR

 the Company's wholly owned subsidiary HOCHTIEF

Concessions AG

PROPOSAL #13.: Amendments to the Articles of                       ISSUER            YES             FOR                  FOR

Association in connection with the shareholder rights

 Directive Implementation Law (ARUG) Section 20 shall

 be amended in respect of the shareholders' meeting

being called within the statutory period, and of

shareholders receiving information by electronic

means, Section 21 shall be revised in respect of

attendance at shareholders' meetings being contingent

 upon registration with the Company at least 6 days

in advance and provision of proof of shareholding as

per the 21st day prior to the meeting, and in respect

 of the permissibility of online participation and

absentee voting, Section 23 shall be amended in

respect of the facilitation of proxy voting

PROPOSAL #14.: Election of Manfred Wennemer to the            ISSUER            YES             FOR                  FOR

Supervisory Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOLCIM LTD, RAPPERSWIL-JONA

  TICKER:                  N/A                 CUSIP:   H36940130

  MEETING DATE:      7/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the ordinary capital increase           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOLCIM LTD, RAPPERSWIL-JONA

  TICKER:                  N/A                 CUSIP:   H36940130

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the annual report, annual                ISSUER            YES             FOR                  FOR

consolidated financial statements of the Group and

annual financial statements of Holcim Ltd

PROPOSAL #1.2: Approve the remuneration report in an         ISSUER            YES             FOR                  FOR

advisory vote

PROPOSAL #2.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and the persons entrusted with

Management during the 2009 FY

PROPOSAL #3.: Approve the appropriation of retained          ISSUER            YES             FOR                  FOR

earnings, determination of the dividend and the time

of payment; no dividend is paid on treasury shares;

the amount of the dividend payment will be reduced in

 relation to dividends attributable to treasury

shares held by the Company and its affiliates

PROPOSAL #4.1.1: Re-elect Markus Akermann as a Member        ISSUER            YES             FOR                  FOR

 of the Board of Directors for a further term of

office of three years

PROPOSAL #4.1.2: Re-elect Peter Kupfer as a Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors for a further term of office

of three years

PROPOSAL #4.1.3: Re-elect Dr. Rolf Soiron as a Member        ISSUER            YES             FOR                  FOR

 of the Board of Directors for a further term of

office of three years

PROPOSAL #4.2: Election of Dr. Beat Hess to the Board        ISSUER            YES             FOR                  FOR

 of Directors for a term of office of three years

PROPOSAL #4.3: Election of Ernst and Young Ltd as the        ISSUER            YES             FOR                  FOR

 Auditors

PROPOSAL #5.: Amend the Article 4 of the Articles of         ISSUER            YES             FOR                  FOR

Incorporation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOLMEN AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W4200N112

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of meeting                                            ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Elect Fredrik Lundberg as the Chairman         ISSUER            YES             FOR                  FOR

of meeting

PROPOSAL #3.: Preparation and approval of voting list        ISSUER             NO              N/A                  N/A

PROPOSAL #4.: Approval of agenda                                            ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Election of the Adjusters to approve            ISSUER             NO              N/A                  N/A

the minutes of the meeting

PROPOSAL #6.: Resolution concerning the due convening        ISSUER             NO              N/A                  N/A

 of the Meeting

PROPOSAL #7.: Presentation of the annual report and          ISSUER             NO              N/A                  N/A

the consolidated financial statements, the report of

the Auditors and the consolidated report of the

Auditors as addressed by Chief Executive Officer

PROPOSAL #8.: Matters arising from the above reports         ISSUER             NO              N/A                  N/A

PROPOSAL #9.: Adopt the Parent Company's income                 ISSUER            YES             FOR                  FOR

statement and balance sheet and the consolidated

income statement and balance sheet

PROPOSAL #10.: Approve that a dividend of SEK 7 (9)          ISSUER            YES             FOR                  FOR

per share be paid, and the date of record for

entitlement to dividend be Monday 29 MAR 2010

PROPOSAL #11.: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Board and the Chief Executive Officer from liability

PROPOSAL #12.: Approve to decide on the numbers of            ISSUER            YES             FOR                  FOR

Members of the Board to be elected by the meeting at

nine

PROPOSAL #13.: Approve that a fee of SEK 2,475,000 be        ISSUER            YES             FOR                  FOR

 paid to the Board, of which SEK 550,000 be paid to

the Chairman, and SEK 275,000 be paid to each of the

Members elected by the AGM who is not an employee of

the Company; and that the compensation to the

Auditors shall be paid against invoice

PROPOSAL #14.: Re-elect Fredrik Lundberg, Carl                   ISSUER            YES         AGAINST           AGAINST

Bennet, Magnus Hall, Carl Kempe, Curt Kallstromer,

Hans Larsson, Ulf Lundahl, and Goran Lundin and

election of Louise Lindh to the Board; and election

of Fredrik Lundberg as the Chairman

PROPOSAL #15.: Information about the Nomination                 ISSUER             NO              N/A                  N/A

Committee before the 2011 AGM

PROPOSAL #16.: Approve the guidelines for determining        ISSUER            YES             FOR                  FOR

 the salary and other remuneration of the Chief

Executive Officer and Senior Management

PROPOSAL #17.: Authorize the Board, to make                        ISSUER            YES             FOR                  FOR

decisions, on 1 or more occasions, to buy back Series

 A or Series B shares in the Company, or combinations

 thereof to the extent that the Company's holding of

its own shares does not at any time exceed 10% of all

 the shares in the Company, the share purchases shall

 be transacted via NASDAQ OMX Stockholm at prevailing

 listed prices, and to make decisions between now and

 the next AGM to use the Company's holding of its own

 shares as payment in connection with the acquisition

 of Companies or lines of business or to finance such

 acquisitions, in which case the shares shall be sold

 via NASDAQ OMX Stockholm, the mandate may be

exercised on one or more occasions and may include

the Company's entire holding of its own shares at the

 time of the Board's decision, the mandate includes

the right to decide to waive the prior rights of

existing shareholders; [Authority expires until the

end of the next AGM]

PROPOSAL #18.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: amend the Company's Articles

of Association so that it is also possible to hold

the AGM at one of the Company's facilities, instead

of only in Stockholm

PROPOSAL #19.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDERS' PROPOSAL: approve to instruct Holmen

Skog to take substantial measures to prevent young

pine trees from being damaged by grazing elks

PROPOSAL #20.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: approve to change the terms

of the felling contract applicable in the Company and

 that the current wording of the term, Disputes

arising from this contract will be definitively

resolved through arbitration in accordance with the

Arbitration Institute of the Stockholm Chamber of

Commerce's rules for simplified arbitration, be

replaced by Disputes arising from this contract are

to be resolved in accordance with applicable

arbitration legislation, apart from when the matter

disputed is in an amount of less than SEK 500,000, in

 which case the dispute may be referred to a general

court in the location where the seller is domiciled

PROPOSAL #21.: Closure of the Meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOME RETAIL GROUP

  TICKER:                  N/A                 CUSIP:   G4581D103

  MEETING DATE:      7/1/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors'                   ISSUER            YES             FOR                  FOR

report, Auditors' report and the financial statements

 for the financial period ended 28 FEB 2009

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the financial period ended 28 FEB 2009

PROPOSAL #3.: Declare a final dividend of 10.0 pence         ISSUER            YES             FOR                  FOR

per ordinary share

PROPOSAL #4.: Re-elect Mr. Oliver Stocken as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5.: Re-elect Mr. Richard Ashton as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company

PROPOSAL #7.: Authorize the Directors' to determine          ISSUER            YES             FOR                  FOR

the Auditors' remuneration

PROPOSAL #8.: Authorize the Company and its                        ISSUER            YES             FOR                  FOR

subsidiaries to make political donations to political

 organizations/incur political

PROPOSAL #9.: Authorize the Directors to allot                   ISSUER            YES             FOR                  FOR

unissued shares

PROPOSAL #S.10: Authorize the Directors to disapply          ISSUER            YES             FOR                  FOR

pre-emption rights

PROPOSAL #S.11: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own shares

PROPOSAL #S.12: Authorize the Company to call general        ISSUER            YES             FOR                  FOR

 meetings other than AGM's on not less than 14 days'

notice

PROPOSAL #13.: Grant authority to change the                       ISSUER            YES             FOR                  FOR

Company's Performance Share Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOME RETAIL GROUP PLC

  TICKER:                  N/A                 CUSIP:   G4581D103

  MEETING DATE:      6/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report of the Directors, the        ISSUER            YES             FOR                  FOR

 report of the Auditors and the financial statements

of the Company for the 52 weeks ended 27 FEB 2010

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report contained in the annual report and financial

statements of the Company for the 52 weeks ended 27

FEB 2010

PROPOSAL #3: Declare a final dividend of 10.0p per            ISSUER            YES             FOR                  FOR

ordinary share

PROPOSAL #4: Election of Mike Darcey as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #5: Re-election of Penny Hughes as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #6: Re-appointment of PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 LLP as the Auditors of the Company to hold office

until the conclusion of the next general meeting at

which financial statements and reports are laid

before the Company

PROPOSAL #7: Authorize the Board to fix the                        ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #8: Authorize the Company and those                       ISSUER            YES             FOR                  FOR

companies which are subsidiaries of the Company at

any time during the period for which this resolution

has effect for the purposes of Part 14 of the

Companies Act 2006  the '2006 Act'  during the period

 from the date of the passing of this resolution to

the conclusion of the Company's AGM in 2011: i) to

make political donations to political parties and/or

independent election candidates; ii) to make

political donations to political organisations other

than political parties; and iii) to incur political

expenditure, up to an aggregate amount of GBP 50,000,

 and the amount authorised under each of paragraphs

i  to  iii  of this Resolution 7 shall also be

limited to such amount and that words and expressions

 defined for the purpose of the 2006 Act shall have

the same meaning in this Resolution

PROPOSAL #9: Authorize the Board in accordance with          ISSUER            YES             FOR                  FOR

Section 551 of the 2006 Act to exercise all the

powers of the Company to allot shares or grant rights

 to subscribe for or convert any security into

shares: i) up to a nominal amount of GBP 29,074,167;

and ii) comprising equity securities  as specified in

 Section 560(1) of the 2006 Act  up to a further

nominal amount of GBP 29,074,167 in connection with

an offer by way of a rights issue; such authorities

shall expire at the conclusion of the AGM of the

Company to be held in 2011 or on 25 SEP 2011,

whichever is the earlier, such authorities shall be

in substitution for all previous authorities pursuant

 to Section 80 of the Companies Act 1985 which are

hereby revoked, without prejudice to any allotment of

 securities prior to the date of this Resolution 9

or thereafter pursuant to any offer or agreement made

 prior thereto  for the purposes of this Resolution

rights issue means an offer to: a) ordina

PROPOSAL #CONTD: CONTD in proportion  as nearly as            ISSUER             NO              N/A                  N/A

may be practicable  to their existing holdings; and

b) people who are holders of other equity securities

if this is required by the rights of those securities

 or, if the Board considers it necessary, as

permitted by the rights of those securities, to

subscribe further securities by means of the issue of

 a renounceable letter  or other negotiable document

 which may be traded for a period before payment for

the securities is due, but subject in both cases to

such exclusions or other arrangements as the Board

may deem necessary or expedient in relation to

treasury shares, fractional entitlements, record

dates or legal, regulatory or practical problems in,

or under the laws of, any territory

PROPOSAL #S.10: Authorize the Board subject to the            ISSUER            YES             FOR                  FOR

passing of Resolution 9 above, empowered to allot

equity securities  as specified in Section 560(1) of

the 2006 Act wholly for cash: i) pursuant to the

authority given by paragraph (i) of Resolution 9

above or where the allotment constitutes an allotment

 of equity securities by virtue of Section 560(3) of

the 2006 Act in each case: a) in connection with a

pre-emptive offer; and b) otherwise than in

connection with a pre-emptive offer, up to an

aggregate nominal amount of GBP 4,361,125; and ii)

pursuant to the authority given by paragraph (ii) of

Resolution 9 above in connection with a rights issue

as if Section 561(1) of the 2006 Act did not apply to

 any such allotment; such power to expire at the

conclusion of the AGM of the Company to be held in

2011 or on 25 SEP 2011, whichever is the earlier but

so that the Company may make offers and enter into

agreements during this period which would, or might,

PROPOSAL #CONTD: CONTD the power ends and the Board          ISSUER             NO              N/A                  N/A

may allot equity securities under any such offer or

agreement as if the power had not ended, for the

purposes of this Resolution: a) rights issue has the

same meaning as in Resolution 9 above; b) 'pre-

emptive offer' means an offer of equity securities

open for acceptance for a period fixed by the Board

to (a) holders  other than the Company  on the

register on a record date fixed by the Board of

ordinary shares in proportion to their respective

holdings and (b) other persons so entitled by virtue

of the rights attaching to any other equity

securities held by them, but subject in both cases to

 such exclusions or other arrangements as the Board

may deem necessary or expedient in relation to

treasury shares, fractional entitlements, record

dates or legal, regulatory or practical problems in,

or under the laws of, any territory; c) references to

 an allotment of equity securities shall include a

PROPOSAL #CONTD: CONTD any securities shall be taken         ISSUER             NO              N/A                  N/A

to be, in the case of rights to subscribe for or

convert any securities into shares of the Company,

the nominal amount of such shares which may be

allotted pursuant to such rights

PROPOSAL #S.11: Authorize the Company generally and          ISSUER            YES             FOR                  FOR

unconditionally for the purpose of Section 701 of the

 2006 Act, to make market purchases  as specified in

Section 693 of the 2006 Act  of ordinary shares in

the capital of the Company on such terms and in such

manner as the Board may from time to time determine,

provided that: i) the maximum number of ordinary

shares which may be purchased is 87,000,000; ii) the

minimum price  not including expenses which may be

paid for each share is 10p; and iii) the maximum

price  not including expenses  which may be paid for

each ordinary share is an amount equal to the higher

of (a) 105% of the average market value of the

Company's ordinary shares as derived from The London

Stock Exchange Daily Official List for the five

business days immediately preceding the day on which

the relevant share is contracted to be purchased or

(b) the higher of the price of the last independent

trade and the highest current bid as

PROPOSAL #CONTD: CONTD Regulation (EC) 22 DEC 2003            ISSUER             NO              N/A                  N/A

implementing the Market Abuse Directive as regards

exemptions for buy-back programmes and stabilization

of financial instruments  No. 2273/2003  the

authority hereby conferred shall expire on the

earlier of 25 SEP 2011 or the conclusion of the AGM

of the Company to be held in 2011  except that the

Company shall be entitled, at any time prior to the

expiry of this authority, to make a contract of

purchase which would or might be executed wholly or

partly after such expiry and to purchase shares in

accordance with such contract as if the authority

conferred had not expired  unless such authority is

reviewed prior to such time

PROPOSAL #S.12: Approve that a general meeting other         ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days' notice

PROPOSAL #13: Approve the change to the rules of the         ISSUER            YES             FOR                  FOR

Company's Performance Share Plan contained in the

document produced in draft to the AGM and for the

purposes of identification initialled by the

Chairman, and to do all acts and things necessary to

implement the change

PROPOSAL #S.14: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company be amended by deleting all the provisions

 of the Company's Memorandum of Association which, by

 virtue of Section 28 of the 2006 Act, are to be

treated as provisions of the Company'S Articles of

Association; and the Articles of Association produced

 to the meeting and initialled by the chairman of the

 meeting for the purpose of identification be adopted

 as the Articles of Association of the Company in

substitution for, and to the exclusion of, the

existing Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HSBC HOLDINGS PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G4634U169

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the annual accounts and reports         ISSUER            YES             FOR                  FOR

of the Director's and of the Auditor for the YE 31

DEC 2009

PROPOSAL #2.: Approve the Director's remuneration              ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3.a: Re-elect R. A. Fairhead as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.b: Re-elect M. F. Geoghegan as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #3.c: Re-elect S. K. Green as a Director               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.d: Re-elect G. Morgan as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.e: Re-elect N. R. N. Murthy as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #3.f: Re-elect S. M. Robertson as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.g: Re-elect J. L. Thornton as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.h: Re-elect Sir Brian Williamson as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.: Re-appoint KPMG Audit PLC as the                   ISSUER            YES             FOR                  FOR

Auditor at remuneration to be determined by the Group

 Audit Committee

PROPOSAL #5.: Authorize the Directors, pursuant to            ISSUER            YES             FOR                  FOR

and for the purposes of Section 551 of the Companies

Act 2006 [the Act] Company to allot shares in the

Company and to grant rights to subscribe for, or to

convert any security into, shares in the Company up

to an aggregate nominal amount of GBP 100,000 [in the

 form of 10,000,000 Non-cumulative Preference Shares

of GBP 0.01 each], EUR 100,000 [in the form of

10,000,000 non-cumulative preference shares of EUR

0.01 each], USD 85,500 [in the form of 8,550,000 Non-

Cumulative Preference Shares of USD 0.01 each] and

USD 1,742,319,000 [in the form of 3,484,638,000

ordinary shares of USD 0.50 each in the capital of

the Company [Ordinary Shares] [the latter being equal

 to approximately 20 per cent of the nominal amount

of Ordinary Shares of the Company in issue at the

latest practicable date prior to the printing of the

Notice of this Meeting]; provided that this authority

 shall be limited so that, otherwise than pursuant

to: (a) a right issue or other issue the subject of

an offer or invitation, open for acceptance for a

period fixed by the Directors, to: i) holders of

Ordinary Shares where the shares respectively

attributable to the interests of all holders of

Ordinary Shares are proportionate [or as nearly as

may be] to the respective number of Ordinary Shares

held by them; and ii) holders of Securities, Bonds,

Debentures or Warrants which, in accordance with the

rights attaching thereto, are entitled to participate

 in such a rights issue or other issue or as the

Directors consider necessary, but subject to such

exclusions or other arrangements as the Directors may

 deem necessary or expedient in relation to record

dates, fractional entitlements or securities

represented by depositary receipts or having regard

to any restrictions, obligations, practical or legal

problems under the laws of or the requirements of any

 regulatory body or Stock Exchange in any territory

or otherwise howsoever, or (b) the terms of any Share

 Plan for employees of the Company or any of its

subsidiary undertakings; or (c) any scrip dividend

scheme or similar arrangements implemented in

accordance with the Articles of Association of the

Company; or (d) the allotment of up to 10,000,000

Non-cumulative Preference Shares of GBP 0.01 each,

10,000,000 Non-cumulative Preference Shares of EUR

0.01 each and 8,550,000 Non-cumulative Preference

Shares of USD 0.01 each in the capital of the

Company, the nominal amount of shares to be allotted

or rights to subscribe for, or to convert any

security into, shares to be granted by the Directors

pursuant to this authority wholly for cash shall not

in aggregate exceed USD 435,579,750 [being equal to

approximately 5% of the Ordinary Shares of the

Company in issue at the latest practical date prior

to the printing of the Notice of this Meeting]

[Authority expires at the conclusion of the AGM of

the Company to be held in 2011]  and the Directors

may allot shares or grant rights to subscribe for, or

 to convert any security into, shares [as the case

PROPOSAL #S.6: Authorize the Directors, subject to            ISSUER            YES             FOR                  FOR

the passing of Resolution 5 as specified, pursuant to

 Section 570 of the Companies Act 2006 [the Act] to

allot equity securities [within the meaning of

Section 560 of the Act] [disapplying the statutory

pre-exemption rights 561(1) of the Act]; [Authority

expires at the conclusion of the AGM of the Company

to be held in 2011] save that this authority shall

allow the Company before the expiry of this power to

make offers or agreements which would or might

require equity securities to be allotted after such

expiry and the Directors may allot equity securities

in pursuance of such offers or agreements as if the

power conferred hereby had not expired

PROPOSAL #S.7: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company as specified: (a) by deleting Article

55.2 in its entirely and renumbering the remainder of

 Article 55 accordingly; (b) by inserting into

Article 55.2 [as renumbered pursuant to this

Resolution] the words include such statements as are

required by the Act and shall in any event so that

Article 55.2 shall begin as specified (c) by deleting

 from Article 60.1 the words the same day in the next

 week at the same time and place, or to such other

day and substituting therefore the words such day

[being not less than ten clear days after the

original meeting] so that Article 60.1 reads as

specified; (d) by inserting into Article 73.3 the

words, subject to the Act, and deleting the words ,

on a poll, so that Article 73.3 as specified; (e) by

deleting Article 74 in its entirely and renumbering

Articles 75, 76 and 77 accordingly; (f) by inserting

into Article 76 [as renumbered pursuant to paragraph

(e) of this Resolution] the following new Article

76.2 to 76.4; and (g) by inserting a new Article 77

PROPOSAL #8: Approve the amendment to the trust deed         ISSUER            YES             FOR                  FOR

and rules of the HSBC Holding UK Share Incentive Plan

 [UK SIP] [as specified] to extend the termination

date of the UK SIP from 29 MAY 2010 to 28 MAY 2020

and authorize the Directors to do whatever may be

necessary or expedient to carry the amended UK SIP

into effect including making such changes as may be

necessary or expedient to secure the approval of HM

Revenue & Customs under Schedule 2 to the Income Tax

[Earning and pension] Act 2003; and to establish for

the benefit of non-United Kingdom resident employees

of the Company or of any of its direct or indirect

subsidiaries such further all-employee share

incentive plans as the Directors shall from time to

time consider appropriate, provided that; i) any such

 further plans are based on or similar to the UK SIP

or any part or parts thereof but with such variations

 as the Directors may consider necessary or

desirable, taking into account local tax, exchange

control and securities laws in relevant overseas

countries or territories; and  ii) where Ordinary

Shares of USD 0.50 each in the capital of the Company

 [Ordinary Shares] made available under such further

plans are newly issued such Ordinary Shares shall be

counted against to overall limit applicable to the

Company's Employee Share Plans, and so that for this

purpose establishing a plan also includes

participating in any plan established or operated by

any direct or indirect subsidiary or establishing or

participating in a sub-plan or adopting such other

method or approach as the Directors consider

appropriate to achieve the relevant objectives

PROPOSAL #S.9: Approve, that the Company General                ISSUER            YES             FOR                  FOR

Meetings [other than AGMs] being called on a minimum

of 14 clear days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUSQVARNA AB, HUSKVARNA

  TICKER:                  N/A                 CUSIP:   W4235G116

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the AGM                                              ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Lars Westerberg as the                 ISSUER             NO              N/A                  N/A

Chairman AGM

PROPOSAL #3: Preparation and approval of the voting          ISSUER             NO              N/A                  N/A

list

PROPOSAL #4: Approval of the agenda                                       ISSUER             NO              N/A                  N/A

PROPOSAL #5: Election of one or two persons to check         ISSUER             NO              N/A                  N/A

and verify the Minutes

PROPOSAL #6: Determination as to whether the meeting         ISSUER             NO              N/A                  N/A

has been properly convened

PROPOSAL #7: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the audit report as well as the consolidated accounts

 and the audit report of the group and in connection

therewith, the President's business report

PROPOSAL #8.A: Adopt the profit and loss statement            ISSUER            YES             FOR                  FOR

and the balance sheet as well as the consolidated

profit and loss statement and the consolidated

PROPOSAL #8.B: Approve the Company's profit or loss          ISSUER            YES             FOR                  FOR

pursuant to the adopted balance sheet; that a

dividend for the FY 2009 of SEK 1 per share and

Friday, 30 APR 2010 as record date for the dividend;

if the AGM resolves in accordance with the Board of

Directors' proposal, the estimated date for the

payment of the dividend is Wednesday, 05 MAY 2010

PROPOSAL #8.C: Grant discharge from liability of the         ISSUER            YES             FOR                  FOR

Directors and the President

PROPOSAL #9: Approve to determine 10 Number of                   ISSUER            YES             FOR                  FOR

Directors to be elected without Deputies

PROPOSAL #10: Approve a total Board remuneration of          ISSUER            YES             FOR                  FOR

SEK 5,805,000, whereof SEK 1,600,000 to the Chairman

of the Board and SEK 460,000 to each of the Directors

 not employed by the Company; for work within the

remuneration committee, the Chairman shall receive

SEK 100,000 and the 2 Members SEK 50,000 each; for

work within the Audit Committee it is proposed that

the Chairman shall receive SEK 175,000 and the 2

Members shall receive SEK 75,000 each; the Nomination

 Committee proposes that the Auditors' fee shall be

paid on the basis of approved invoice

PROPOSAL #11: Re-election of Lars Westerberg, Peggy          ISSUER            YES             FOR                  FOR

Bruzelius, Robert F. Connolly, Borje Ekholm, Tom

Johnstone, Ulf Lundahl, Anders Moberg, Magnus Yngen

as the Directors and new election of Ulla Litzen and

Magdalena Gerger; Gun Nilsson has declined re-

election; Lars Westerberg is appointed Chairman of

the Board

PROPOSAL #12: Re-elect PricewaterhouseCoopers AB for         ISSUER            YES             FOR                  FOR

a period of 4 years up to and including the AGM in

PROPOSAL #13: Approve that the nomination procedures         ISSUER            YES             FOR                  FOR

for the AGM 2011 should be carried out as follows:

the Company shall have a Nomination Committee

consisting of one representative of each of the four

largest shareholders with regard to the number of

votes held, together with the Chairman of the Board

of Directors; the Nomination Committee's tenure is

until a new Nomination Committee has been appointed;

unless the Members of the Nomination Committee agree

otherwise, the Chairman of the Nomination Committee

shall be the Member that represents the largest

shareholder with regard to the number of votes held

as specified; the Nomination Committee shall prepare

the below proposals to be submitted to the AGM 2011

for resolution on: CONTD

PROPOSAL #14: Approve the principles for remuneration        ISSUER            YES             FOR                  FOR

 for the Group Management as specified

PROPOSAL #15: Approve that the AGM resolves to adopt         ISSUER            YES             FOR                  FOR

a performance based long term incentive program, LTI

2010; LTI 2010 is proposed to include a maximum of 50

 Senior Managers within the Husqvarna Group; the

program implies that the participants will, at market

 price, invest in B-shares in Husqvarna,

corresponding to a value of a minimum of 5% and a

maximum of 10% of their annual target income fixed

salary plus variable salary at a target level ; the

personal investment will later, in 2013, be matched

by the Company through allocation of share awards and

 performance based Stock Options as specified

PROPOSAL #16.A: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

acquire own B-shares on one or more occasions for the

 period up until the next AGM on purchasing so many

B-shares that the Company's holding does not at any

time exceed 3% of the total number of shares in the

Company; the purchase of shares shall take place on

the NASDAQ OMX Stockholm and may only occur at a

price within the share price interval registered at

that time, where share price interval means the

difference between the highest buying price and

lowest selling price

PROPOSAL #16.B: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

transfer own B-shares on one or more occasions for

the period up until the next AGM on transferring the

Company's own B-shares on the NASDAQ OMX Stockholm;

the transfer of shares on the NASDAQ OMX Stockholm

may only occur at a price within the share price

interval registered at that time

PROPOSAL #16.C: Approve that not more than 4,144,000         ISSUER            YES             FOR                  FOR

B-shares may be transferred to employees in

accordance with LTI 2010 as specified

PROPOSAL #17: Authorize the Board to resolve on a new        ISSUER            YES             FOR                  FOR

 issue of shares to issue not more than 57,634,377 B-

shares for payment in kind, on one or several

occasions during the period until the next AGM

PROPOSAL #18: Approve to change Article 8 of the                ISSUER            YES             FOR                  FOR

Articles of Association as specified

PROPOSAL #19: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES             FOR               AGAINST

SHAREHOLDER PROPOSAL: Amend the Article 5 of the

Articles of Association by inserting a new paragraph

as specified

PROPOSAL #20: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IBERDROLA RENOVABLES SA, VALENCIA

  TICKER:                  N/A                 CUSIP:   E6244B103

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the individual and consolidated         ISSUER            YES             FOR                  FOR

accounts

PROPOSAL #2: Approve the Management report and the            ISSUER            YES             FOR                  FOR

Management report of the consolidated group

PROPOSAL #3: Approve the Management of the Board                ISSUER            YES             FOR                  FOR

Members

PROPOSAL #4: Re-elect the Auditor for the Company and        ISSUER            YES             FOR                  FOR

 for their consolidated group

PROPOSAL #5: Approve the application of the result of        ISSUER            YES             FOR                  FOR

 the distribution of the dividend according to the

social exercise in 2009

PROPOSAL #6.A: Appointment of Mr. Emilio Ontiveros            ISSUER            YES             FOR                  FOR

Baeza appointed by cooptation, as External

Independent Board Member

PROPOSAL #6.B: Appointment of Mr. Manuel Amigo Mateos        ISSUER            YES             FOR                  FOR

 appointed by cooptation, as External  Independent

Board Member

PROPOSAL #6.C: Appointment of Mr. Juan Manuel                     ISSUER            YES             FOR                  FOR

Gonzalez appointed by cooptation, as External

Independent Board Member

PROPOSAL #6.D: Appointment of Mr. Gustavo Buesa                 ISSUER            YES             FOR                  FOR

Ibanez appointed by cooptation, as External

Independent Board Member

PROPOSAL #7: Authorize the Board members to purchase         ISSUER            YES             FOR                  FOR

own shares through the Company or subsidiaries

PROPOSAL #8: Authorize the Board members to create            ISSUER            YES             FOR                  FOR

and resource association and foundations according to

 the law

PROPOSAL #9: Amend the Article 9, 43, and 53 of the          ISSUER            YES             FOR                  FOR

bylaws

PROPOSAL #10: Approve the editing of the regulation          ISSUER            YES             FOR                  FOR

of the general meeting

PROPOSAL #11: Approve to delegation of powers                      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IBERDROLA SA, BILBAO

  TICKER:                  N/A                 CUSIP:   E6165F166

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the individual annual                 ISSUER            YES             FOR                  FOR

financial statements of IBERDROLA, S.A. (balance

sheet, profit and loss statement, statement of

changes in shareholders' equity, statement of cash

flows, and notes) and of the consolidated financial

statements of IBERDROLA, S.A. and its subsidiaries

(balance sheet, profit and loss statement, statement

of changes in shareholders' equity, statement of cash

 flows, and notes) for the FY ended on 31 DEC 2009.

PROPOSAL #2.: Approval of the individual management          ISSUER            YES             FOR                  FOR

report of IBERDROLA, S.A. and of the consolidated

management report of IBERDROLA, S.A. and its

subsidiaries for the FYE on 31 DEC 2009.

PROPOSAL #3.: Approval of the management and actions         ISSUER            YES             FOR                  FOR

of the Board of Directors during the FYE 31 DEC 2009.

PROPOSAL #4.: Re-election of the Auditor of the                 ISSUER            YES             FOR                  FOR

Company and of its Consolidated Group for FY 2010.

PROPOSAL #5.: Approval of the proposal for the                   ISSUER            YES             FOR                  FOR

allocation of profits/losses and the distribution of

dividends for the FYE on 31 DEC 2009.

PROPOSAL #6.: Approval, for the free-of-charge                   ISSUER            YES             FOR                  FOR

allocation of the ordinary shares issued to the

shareholders of the Company, of an increase in share

capital by means of a scrip issue at a maximum

reference market value of 1,866 million euros. The

shareholders will be offered the acquisition of their

 free-of-charge allocation rights at a guaranteed

price. Express provision for the possibility of an

incomplete allocation. Application for admission of

the resulting shares to listing on the Bilbao,

Madrid, Barcelona and Valencia Stock Exchanges,

through the Automated Quotation System (Sistema de

Interconexion Bursatil). Delegation of powers to the

Board of Directors, with the express power of

substitution, including the power to implement the

capital increase by means of a scrip issue on 1 or,

at most, 2 occasions (provided always that the

reference market value shall not exceed 1,048 million

 euros in the first installment of the implementation

 or 818 million euros in the second installment, if

any) and the power to amend Article 5 of the By-Laws

in each of the installments.

PROPOSAL #7.1.A: Appointment of Ms. Maria Helena                ISSUER            YES             FOR                  FOR

Antolin Raybaud as Director, with the status of

External Independent Director.

PROPOSAL #7.1.B: Appointment of Mr. Santiago Martinez        ISSUER            YES             FOR                  FOR

 Lage as Director, with the status of External

Independent Director.

PROPOSAL #7.2.A: Re-election of Mr. Victor de Urrutia        ISSUER            YES             FOR                  FOR

 Vallejo as Director, with the status of External

Independent Director.

PROPOSAL #7.2.B: Re-election of Mr. Ricardo Alvarez          ISSUER            YES             FOR                  FOR

Isasi as Director, with the status of External

Independent Director.

PROPOSAL #7.2.C: Re-election of Mr. Jose Ignacio                ISSUER            YES             FOR               AGAINST

Berroeta Echevarria as Director, with the status of

External Independent Director.

PROPOSAL #7.2.D: Re-election of Mr. Juan Luis Arregui        ISSUER            YES             FOR               AGAINST

 Ciarsolo as Director, with the status of External

Independent Director.

PROPOSAL #7.2.E: Re-election of Mr. Jose Ignacio                ISSUER            YES             FOR                  FOR

Sanchez Galan as Director, with the status of

Executive Director.

PROPOSAL #7.2.F: Re-election of Mr. Julio de Miguel          ISSUER            YES             FOR                  FOR

Aynat as Director, with the status of External

Independent Director.

PROPOSAL #7.2.G: Re-election of Mr. Sebastian                     ISSUER            YES             FOR                  FOR

Battaner Arias as Director, with the status of

External Independent Director.

PROPOSAL #7.3: Establishment of the number of                     ISSUER            YES             FOR                  FOR

Directors.

PROPOSAL #8.: Authorization to the Board of                        ISSUER            YES             FOR                  FOR

Directors, with the express power of delegation, for

the derivative acquisition of the Company's own

shares by the Company itself and/or by its

subsidiaries, upon the terms provided by applicable

law, for which purpose the authorization granted by

the shareholders at the General Shareholders' Meeting

 of 20 MAR 2009 is hereby deprived of effect to the

extent of the unused amount.

PROPOSAL #9.: Delegation to the Board of Directors,          ISSUER            YES             FOR                  FOR

with the express power of substitution, for a term of

 5 years, of the power to issue: a) bonds or simple

debentures and other fixed-income securities of a

like nature (other than notes), as well as preferred

stock, up to a maximum amount of 20 billion euros,

and b) notes up to a maximum amount at any given

time, independently of the foregoing, of 6 billion

euros; and authorization for the Company to

guarantee, within the limits set forth above, new

issuances of securities by subsidiaries, for which

purpose the delegation approved by the shareholders

at the General Shareholders' Meeting held on 20 MAR

2009 is hereby deprived of effect to the extent of

PROPOSAL #10.: Authorization to the Board of                       ISSUER            YES             FOR                  FOR

Directors, with the express power of delegation, to

apply for the listing on and delisting from Spanish

or foreign, official or unofficial, organized or

other secondary markets of the shares, debentures,

bonds, notes, preferred stock or any other securities

 issued or to be issued, and to adopt such

resolutions as may be necessary to ensure the

continued listing of the shares, debentures or other

securities of the Company that may then be

outstanding, for which purpose the authorization

granted by the shareholders at the General

Shareholders' Meeting of 20 MAR 2009 is hereby

PROPOSAL #11.: Authorization to the Board of                       ISSUER            YES             FOR                  FOR

Directors, with the express power of delegation, to

create and fund associations and foundations,

pursuant to applicable legal provisions, for which

purpose the authorization granted by the shareholders

 at the General Shareholders' Meeting of 20 MAR 2009

is hereby deprived of effect to the extent of the

PROPOSAL #12.: Amendment of Articles 11 and 62 of the        ISSUER            YES             FOR                  FOR

 By-Laws.

PROPOSAL #13.: Delegation of powers to formalize and         ISSUER            YES             FOR                  FOR

execute all resolutions adopted by the shareholders

at the General Shareholders' Meeting, for conversion

thereof into a public instrument, and for the

interpretation, correction and supplementation

thereof or further elaboration thereon until the

required registrations are made.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IBERIA LINEAS AEREAS DE ESPANA SA

  TICKER:                  N/A                 CUSIP:   E6167M102

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts and the                ISSUER            YES             FOR                  FOR

management report of Iberia, Lineas Aereas De Espana,

 SA and its consolidated group of Companies for the

YE 31 DEC 2009 and proposal application of the result

PROPOSAL #2: Approve the management developed by the         ISSUER            YES             FOR                  FOR

Board Directors during 2009

PROPOSAL #3.1: Ratify the appointment and re-                      ISSUER            YES         AGAINST           AGAINST

appointment of D. Antonio Vazquez Romero as a Director

PROPOSAL #3.2: Ratify the appointment and re-                      ISSUER            YES         AGAINST           AGAINST

appointment of D. Rafael Sanchez-Lozano Turmo as a

Director

PROPOSAL #3.3: Ratify the appointment and re-                      ISSUER            YES         AGAINST           AGAINST

appointment of Mr. Keith Williams as a Director

PROPOSAL #3.4: Ratify the appointment and re-                      ISSUER            YES         AGAINST           AGAINST

appointment of D. Rodrigo de Rato y Figaredo as a

Director

PROPOSAL #3.5: Ratify the appointment and re-                      ISSUER            YES         AGAINST           AGAINST

appointment of Mr. Roger Paul Maynard as a Director

PROPOSAL #3.6: Ratify the appointment and re-                      ISSUER            YES         AGAINST           AGAINST

appointment of D. Jorge Pont Sanchez as a Director

PROPOSAL #3.7: Ratify the appointment and re-                      ISSUER            YES         AGAINST           AGAINST

appointment of Valoracion Y Control, S.L as a Director

PROPOSAL #4: Re-elect the Auditor of the Company and         ISSUER            YES             FOR                  FOR

its consolidated group of Companies for the YE for

the year 2010

PROPOSAL #5: Approve the overall ceiling of                        ISSUER            YES             FOR                  FOR

remuneration of the Directors

PROPOSAL #6: Authorize the Board of Directors for the        ISSUER            YES             FOR                  FOR

 acquisition of shares of Iberia, Lineas Aereas de

Espana, Sociedad Anonima, directly or through

controlled companies, within 18 months from the

resolution of the Board, for which purpose the

authorization granted by the AGM of shareholders held

 on 03 JUN 2009

PROPOSAL #7: Authorize the Board of Directors, with          ISSUER            YES             FOR                  FOR

powers of substitution, for the formalization,

correction, registration, interpretation, development

 and execution of the resolutions adopted

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ICADE SA, PARIS

  TICKER:                  N/A                 CUSIP:   F4931M119

  MEETING DATE:      10/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the merger by absorption of              ISSUER            YES             FOR                  FOR

SIICInvest by ICADE

PROPOSAL #2.: Approve the recognition of the                       ISSUER            YES             FOR                  FOR

fulfillment of the precedent conditions and date of

completion of the merger

PROPOSAL #3.: Amend Article 5 of the Statutes [share         ISSUER            YES             FOR                  FOR

capital] under the precedent condition to the merger

PROPOSAL #4.: Powers for formalities                                     ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ICADE SA, PARIS

  TICKER:                  N/A                 CUSIP:   F4931M119

  MEETING DATE:      2/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #E.1: Approve the capital increase with                ISSUER            YES             FOR                  FOR

cancellation of preferential subscription rights of

the shareholders in favor of MSREFTurque S.a.r.l.

PROPOSAL #E.2: Approve the capital increase of the            ISSUER            YES             FOR                  FOR

Company by issuing shares reserved to members of a

Company Saving Plan under provision of Articles

L.3332-18 et seq of the commercial code; authorize

the Board of Directors to determine the modalities

PROPOSAL #E.3: Approve the contribution in kind of            ISSUER            YES             FOR                  FOR

15,498,230 shares of the Company la Lucette and its

remuneration by MSREFTurque S.a.r.l.

PROPOSAL #E.4: Approve the increase resulting from            ISSUER            YES             FOR                  FOR

the contribution in kind of 15,498,630 shares of the

Company la Lucette by MSREFTurque S.a.r.l.

PROPOSAL #E.5: Acknowledge the contribution in kind          ISSUER            YES             FOR                  FOR

of 15,498,630 shares of the Company la Lucette by

MSREF Turque S.a.r.l. and the resulting capital

PROPOSAL #E.6: Approve the modification of the share         ISSUER            YES             FOR                  FOR

capital specified in the Company's Statutes

PROPOSAL #O.7: Appoint Mr. Alfonso Munk as a Board            ISSUER            YES             FOR                  FOR

Member

PROPOSAL #O.8: Appoint Mrs. Sabine Schimel as a Board        ISSUER            YES             FOR                  FOR

 Member

PROPOSAL #O.9: Grant powers                                                     ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ICADE SA, PARIS

  TICKER:                  N/A                 CUSIP:   F4931M119

  MEETING DATE:      2/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

increase the Company's  share capital by a maximum

nominal amount of EUR 889,155,92 from EUR

75,146,893,91 to EUR 76,036,049.83 increased by a

share premium of EUR 48,640,338.65 which share

capital increase shall be effected by way of the

issuance of 584,941 new shares, the shareholders

preferential subscription rights in connection with

the shares to be issued pursuant to this resolutions

in favor of MSREF torque S.A.R.L the shareholders

meeting delegates all powers to the Board of

Directors in accordance with applicable law to all

necessary measures and accomplish all necessary

formalities in connection with the share capital

increase to be effected pursuant to this resolutions

PROPOSAL #2: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

increase the Company's share capital by a maximum

amount of EUR10,000 on one or more occasion, in

favour of the employees of the Company and of

Companies related to the Company who are Members of a

 Company savings plan; this delegation is given for a

 26-month period; the shareholders meeting decides to

 cancel the shareholders preferential subscriptions

rights in connection with the shares to be issued

pursuant to this resolution; the shareholders meeting

 delegates all powers to the Board of Directors in

accordance with a applicable law to take all

necessary measures and accomplish all necessary

formalities in connection with the share capital

increase to be effected pursuant to this resolutions

PROPOSAL #3.: Acknowledge the relevant documents,              ISSUER            YES             FOR                  FOR

including in particular the contribution agreement

between the Company and MSREF [the contribution

agreement], pursuant to which it is provided that

MSREF shall contribute 15,498,630 Compagnie La

Lucette shares to the Company [the contribution]

acknowledges the completion of all but one of the

conditions precedent set forth in Article 5.1 (c) of

the contribution agreement acknowledges that there

has been an event resulting in an earn-out being due

as a result, acknowledges that the aggregate value of

 the contribution shall be EUR 161,858,168.00 subject

 to the approval of the Resolutions 4 and 5 below,

acknowledges that the contributions shall be effected

 in consideration on for the  issuance of  1,759,289

new shares of the Company to MSREF it being

understood that such shares shall be issued with a

total contribution premium of EUR 146,289,966.00

increased by a cash earn out in the amount of EUR

12,995,083.00 the shareholders meeting delegates all

powers to the Chief Executive officers of the Company

 to take all necessary measures and accomplish all

necessary formalities in connection with the

PROPOSAL #4: Approve the resolution 3 the                            ISSUER            YES             FOR                  FOR

shareholders meeting delegates all powers to the

Board of Directors to increase the Company's share

capital from EUR 75,146,893.91 by way of issuance of

 EUR 77,821, 012.91 by way of the issuance of

1,759,289 new shares in addition the cash ear out in

the amount of EUR 12,995,083.00 the difference

between the contribution amount [EUR 161, 959,168.00]

 and the nominal value of the shares issued in

consideration for the contribution [EUR

2,674,119.00], increased by a cash earn out in the

amount of EUR 12,995,083.00 represents a contribution

PROPOSAL #5: Approve the resolution 3 and 4 the                 ISSUER            YES             FOR                  FOR

shareholders meeting acknowledges that the

contribution resulting share capital increase in a

total amount of EUR 148,964,085.00 [including a

contribution premium of EUR 146,289,966.00 in

addition to the cash earn out in the amount of EUR

12,995,083.00 are completed; as a result of the

completion of the share capital increase provided by

this resolution, the Company's share capital amounts

to EUR 77,821,012.91 consisting of 51,052,420 shares

the shareholders meeting delegates all powers to the

Board of Directors to take all necessary measures and

 accomplish all necessary formalities

PROPOSAL #6: Approve the resolution 5 the                            ISSUER            YES             FOR                  FOR

shareholders meeting decides to amend Article 5 of

the Company's Bylaws [share capital] so that it

provides that the Company's share capital is set at

EUR 77,821,012.91 and is divided into 51,052,420

fully paid shares of the same class

PROPOSAL #7: Appoint Mr. Alfonso Munk as a Member of         ISSUER            YES             FOR                  FOR

the Board of Directors of the Company for a duration

of 4 year, subject to the completion of the share

capital increase referenced in resolution 1 above

PROPOSAL #8: Appoint Ms. Sabine Schimel as a Member          ISSUER            YES             FOR                  FOR

of the Board of Directors of the Company for a

duration of 4 years, subject to the completion of the

 share capital increase referenced in the resolution

PROPOSAL #9: Grant full authority to the bearer of an        ISSUER            YES             FOR                  FOR

 original, a copy or an excerpt of the minutes of

this meeting to carry out all filings, publication

and other formalities required Bylaw

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ICADE SA, PARIS

  TICKER:                  N/A                 CUSIP:   F4931M119

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                   ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.2: Approve the Statutory Auditors'                   ISSUER            YES         AGAINST           AGAINST

special report on the agreements and undertakings

pursuant to Article L. 225-38 of the commercial code

PROPOSAL #O.3: Grant discharge of duties to the Chief        ISSUER            YES             FOR                  FOR

 Executive Officer and to the Board members

PROPOSAL #O.4: Approve the allocation of income                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.5: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.6: Approve to set the amount for the                ISSUER            YES             FOR                  FOR

attendance allowances allocated to the Board of

Directors

PROPOSAL #O.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

operate on the Company's shares

PROPOSAL #E.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of treasury

shares

PROPOSAL #E.9: Approve the merger-absorption of SCI          ISSUER            YES             FOR                  FOR

XM Clermont Ferrand by Icade

PROPOSAL #E.10: Powers to accomplish the formalities         ISSUER            YES             FOR                  FOR

associated to the merger

PROPOSAL #E.11: Powers to accomplish the formalities         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ICAP PLC

  TICKER:                  N/A                 CUSIP:   G46981117

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for            ISSUER            YES             FOR                  FOR

the FYE 31 MAR 2009, together with the reports of the

 Directors and the Auditors thereon

PROPOSAL #2.: Declare a final dividend of 12.35p per         ISSUER            YES             FOR                  FOR

ordinary share for the FYE 31 MAR 2009 be paid to all

 holders of ordinary shares on the register of

members of the Company at the close of business on 17

 JUL 2009 in respect of all ordinary shares then

registered in their names, save that in the event

that the scrip dividend offer made by the Company on

12 JUN 2009 subsequently becomes unconditional in all

 respects no such cash dividend shall [save as

provided in such scrip dividend offer] be paid on

ordinary shares in respect of which a valid

acceptance of such scrip dividend offer shall have

been received by the Company prior to 5.00 pm on 31

PROPOSAL #3.: Re-elect Mr. Michael Spencer as a                 ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #4.: Re-elect Mr. Mark Yallop as a Director         ISSUER            YES         AGAINST           AGAINST

of the Company

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company for the FYE 31 MAR 2010

PROPOSAL #6.: Authorize the Directors to set the                ISSUER            YES             FOR                  FOR

remuneration of the Auditors of the Company

PROPOSAL #7.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the FYE 31 MAR 2009

PROPOSAL #8.: Approve to increase the authorized                ISSUER            YES             FOR                  FOR

share capital of the Company from GBP 90 million to

GBP 110 million by the creation of 200 million

ordinary shares of 10p each identical to and ranking

pari passu with the existing authorized but unissued

shares of 10p each in the capital of the Company

PROPOSAL #9.: Authorize the Directors, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 80 of the Companies Act 1985 the

Company to allot relevant securities [Section 80(2)

of the said Act] up to an aggregate nominal amount of

 GBP 21,591,197; comprising equity securities

[section 94 of the Act] up to an aggregate nominal

amount [when added to any allotments made under this

resolution] of GBP 43,182,394 in connection with or

pursuant to an offer or invitation by way of a rights

 issue in favour of holders of ordinary shares in

proportion [as nearly as practicable] to the

respective number of ordinary shares held by them on

the record date for such allotment and holders of any

 other class of equity securities entitled to

participate therein or if the directors consider it

necessary, as permitted by the rights of those

securities, but subject to such exclusions or other

arrangements as the Directors may consider necessary

or appropriate to deal with fractional entitlements,

Treasury Shares, record dates or legal, regulatory or

 practical difficulties which may arise under the

laws of, or the requirements of any regulatory body

or stock exchange in, any territory or any other

matter whatsoever; [Authority expires at the

conclusion of the AGM for 2010 [or, if earlier, on 15

 OCT 2010]; and the Directors may allot relevant

securities after the expiry of this authority in

pursuance of such an offer or agreement made prior to

 such expiry; authority shall be in substitution for

and shall replace any existing authority pursuant to

the said Section 80, to the extent not utilized at

PROPOSAL #S.10: Authorize the Directors, subject to          ISSUER            YES             FOR                  FOR

the passing of Resolution 9, pursuant to Section

95(1) of the Act to: allot equity securities [Section

 94 of the said Act] for cash pursuant to the

authority conferred by Resolution 9, to sell relevant

 shares [Section 94(5) of the Act] held by the

Company as treasury shares [as provided for in

Section 94(3A) of the Act] [Treasury Shares] for cash

 [Section 162D(2) of the Act], disapplying the

statutory pre-emption rights [Section 89(1)];

provided that this power is limited to the allotment

of equity securities and the sale of Treasury Shares:

 i) in connection with or pursuant to an offer or

invitation [but in the case of the authority granted

under Resolution 9, by way of rights issue only] in

favour of ordinary shareholders and ii) up to an

aggregate nominal amount of GBP 3,238,679; [Authority

 expires at the conclusion of the AGM of the Company

for 2010 [or, if earlier, on 15 OCT 2010]; and the

Company may allot equity securities after the expiry

of this authority in pursuance of such an offer or

PROPOSAL #S.11: Authorize the Company, pursuant to            ISSUER            YES             FOR                  FOR

and in accordance with Section 166 of the Companies

Act, to make market purchases [Section 163(3) of such

 act] of up to 64,773,593 ordinary shares in the

capital of the Company, at a minimum price, exclusive

 of expenses, which may be paid for any amount equal

to the nominal value of each share and up to 105% of

the average market value for such shares derived from

 the London Stock Exchange Daily Official List, for

the 5 business days preceding the date of purchase;

[Authority expires at the conclusion of the next AGM

of the Company for 2010 [or, if, sooner, on 15 OCT

2010]; and the Company, before the expiry, may make a

 contract to purchase ordinary shares which will or

may be executed wholly or partly after such expiry

PROPOSAL #12.: Authorize the Company's and those                ISSUER            YES             FOR                  FOR

companies which are subsidiaries of the Company at

any time during the period for which this resolution

has effect be authorized for the purposes of Part 14

of the Companies Act 2006 to: a) make political

donations to political parties or independent

election candidates; b) make political donations to

political organizations other than political parties;

 and c) incur political expenditure provided that the

 aggregate amount of any such donations and

expenditure shall not exceed GBP 100,000 during the

period beginning with the date of the passing of this

 resolution; [Authority expires at the conclusion of

the Company's AGM in 2010 for the purposes of this

resolution], the terms political donations,

independent election candidates, political

organizations and political expenditure have the

meanings set out in Part 14 of the Companies Act 2006

PROPOSAL #13.: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to exercise the powers conferred on them by the

Company's Articles of Association as they may from

time to time be varied so that, to the extent and in

the manner determined by the Directors, the holders

of ordinary shares in the Company be permitted to

elect to receive new ordinary shares in the Company

credited as fully paid, in lieu of the whole or any

part of any cash dividend [including interim

dividends] declared by the Company in general meeting

 or paid by the Directors on or before 14 JUL 2014;

and to capitalize an amount equal to the aggregate

nominal value of the new ordinary shares of the

Company to be allotted pursuant to any elections made

 as aforesaid out of the amounts standing to the

credit of the Company's reserve accounts [including

any share premium account and capital redemption

reserve] or to the credit of the Company's profit and

 loss account [in each case, whether or not such

amounts are available for distribution], as the

Directors may determine, and to apply such sum in

paying up ordinary shares in the Company in full and

to allot such ordinary shares to the shareholders in

the Company validly making such elections in

accordance with their respective entitlements

PROPOSAL #S.14: Authorize the Company to hold general        ISSUER            YES             FOR                  FOR

 meetings on not less than 14 days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ILIAD, PARIS

  TICKER:                  N/A                 CUSIP:   F4958P102

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve allocation of income for the          ISSUER            YES             FOR                  FOR

FYE on 31 DEC 2009 as reflected in the annual

financial statements  and setting of the dividend

PROPOSAL #O.3: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.4: Approve the report on the Agreements          ISSUER            YES         AGAINST           AGAINST

pursuant to Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Approve the determination of the                 ISSUER            YES             FOR                  FOR

attendance allowances

PROPOSAL #O.6: Authorize the Board of Directors for          ISSUER            YES             FOR                  FOR

the Company to purchase its own shares

PROPOSAL #E.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide to issue, with preferential subscription

rights, shares or securities giving access to the

capital of the Company, of a company controlled by

the Company or a company that the Company controls

PROPOSAL #E.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide to issue, with cancellation of the

preferential subscription rights and by way of public

 offering, shares or securities giving access to the

capital of the Company, of a company controlled by

the Company or a company that the Company controls

PROPOSAL #E.9: Authorize the Board of Directors, in          ISSUER            YES             FOR                  FOR

the event of issuance with cancellation of the

preferential subscription rights of the shareholders

of shares or securities giving access to the capital

of the Company, of a company controlled by the

Company or a company that the Company controls, to

set the issue price according to the terms determined

 by the general meeting

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of issuable securities in the

event of capital increase with or without

preferential subscription rights

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue shares of the Company or securities giving

access to the capital of the Company in the event of

public offering with an exchange component initiated

by the Company

PROPOSAL #E.12: Approve the delegation of powers to          ISSUER            YES             FOR                  FOR

the Board of Directors to issue shares of the Company

 and securities giving access to the capital of the

Company in consideration for the contributions in

kind granted to the Company and composed of equity

securities or securities giving access to the capital

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide to issue shares of the Company reserved for

members of a Company Saving Plan in accordance with

the provisions in the Commercial Code and Articles

L.3332-18 et seq. of the Code of Labor

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of treasury

shares

PROPOSAL #E.15: Powers                                                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IMERYS, PARIS

  TICKER:                  N/A                 CUSIP:   F49644101

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Management and the                     ISSUER            YES             FOR                  FOR

Company's accounts for the YE 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

to determine the dividend for the YE 31 DEC 2009

PROPOSAL #O.4: Receive the Special Auditors report on        ISSUER            YES             FOR                  FOR

 a commitment specified in Article L. 225-42-1 of the

 Code du Commerce  Commercial Code  taken for the

CEO's benefit and approve the said commitment

PROPOSAL #O.5: Receive the Special Auditors report on        ISSUER            YES             FOR                  FOR

 a commitment specified in Articles L. 225-38 and L.

225-42-1 of the Code du Commerce taken for the Deputy

 CEO's benefit and approve the said commitment

PROPOSAL #O.6: Approve to renew the Directors mandate        ISSUER            YES             FOR                  FOR

 of M. Jean Monville

PROPOSAL #O.7: Approve to renew the Directors mandate        ISSUER            YES             FOR                  FOR

 of M. Robert Peugeot

PROPOSAL #O.8: Approve to renew the Directors mandate        ISSUER            YES             FOR                  FOR

 of M. Amaury de Seze

PROPOSAL #O.9: Appointment of M. Olivier Pirotte as a        ISSUER            YES             FOR                  FOR

 New Director to replace M. Thierry de

PROPOSAL #O.10: Appointment of M. Ian Gallienne as a         ISSUER            YES             FOR                  FOR

New Director

PROPOSAL #O.11: Appointment of Mme. Fatine Layt as a         ISSUER            YES             FOR                  FOR

New Director

PROPOSAL #O.12: Appointment of M. Pierre-Jean                     ISSUER            YES             FOR                  FOR

Sivignon as a New Director

PROPOSAL #O.13: Approve to renew the Co-Auditors                ISSUER            YES             FOR                  FOR

mandate held by Deloitte & Associes

PROPOSAL #O.14: Approve to renew the Deputy Co-                  ISSUER            YES             FOR                  FOR

Auditors mandate held by BEAS

PROPOSAL #O.15: Appointment of Ernst & Young & Autres        ISSUER            YES             FOR                  FOR

 as the Auditors to replace Ernst &

PROPOSAL #O.16: Appointment of Auditex as a Deputy            ISSUER            YES             FOR                  FOR

Co-Auditor to replace M. Jean-Marc

PROPOSAL #O.17: Approve the Company to purchase its          ISSUER            YES             FOR                  FOR

own shares

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue subscription warrants and/or purchase shares

(BSA), refundable or otherwise, for employees and

Executive Directors of the Company and/or its

subsidiaries, or for a category of them, without any

shareholders preferential subscription right

PROPOSAL #E.19: Approve the powers for formalities             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IMMOEAST AG, WIEN

  TICKER:                  N/A                 CUSIP:   A2782P111

  MEETING DATE:      1/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the separation to Imbea                     ISSUER            YES             FOR                  FOR

Immoeast Bbeteiligungsverwaltung AG

PROPOSAL #2.: Approve the merger of Immoeast AG                 ISSUER            YES             FOR                  FOR

Intoimmofinanz AG

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IMPERIAL TOB GROUP PLC

  TICKER:                  N/A                 CUSIP:   G4721W102

  MEETING DATE:      2/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the report and accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report

PROPOSAL #3.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Dr. K M Burnett                                  ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Mr. J D Comolli                                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6.: Re-elect Mr. R Dyrbus                                       ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Mr. C F Knott                                     ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8.: Re-elect Mr. I J G Napier                                ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors to hold office until the conclusion

of the next general meeting at which accounts are

laid before the Company

PROPOSAL #10.: Approve the remuneration of the                   ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #11.: Approve the donations to political              ISSUER            YES             FOR                  FOR

organizations

PROPOSAL #12.: Grant authority to allot securities             ISSUER            YES             FOR                  FOR

PROPOSAL #S.13: Approve to disapply preemption rights        ISSUER            YES             FOR                  FOR

PROPOSAL #S.14: Approve the purchase of own shares             ISSUER            YES             FOR                  FOR

PROPOSAL #S.15: Approve the notice period for general        ISSUER            YES             FOR                  FOR

 meetings

PROPOSAL #S.16: Approve the Memorandum and Articles          ISSUER            YES             FOR                  FOR

of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDRA SISTEMAS SA, MADRID

  TICKER:                  N/A                 CUSIP:   E6271Z155

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Examination and approval of the Annual          ISSUER            YES             FOR                  FOR

Accounts and Management Report (including the

information in article 116 BIS of the LMV -Spanish

Stock Market Act- and the Annual Corporate Governance

 Report) of Indra Sistemas, S.A. and its Consolidated

 Group, corresponding to the financial year closed on

 31st December 2009, as well as the proposal for the

allocation of results

PROPOSAL #2: Approval of the management by the Board         ISSUER            YES             FOR                  FOR

of Directors

PROPOSAL #3: Approval as merger balance of the                   ISSUER            YES             FOR                  FOR

balance sheet passed in the first point of the

agenda. Approval of the merger of Ceicom Europe, S.L.

 (Sole Shareholder Company) as merged Company and

Indra Sistemas, S.A. as absorbing Company, in

accordance with the Merger Project approved by their

respective administration bodies. Approval of

submitting the merger to the tax neutral regime

regulated in the Spanish Corporation Tax Act. For the

 purposes envisaged in article 40.2 of Law 3/2009 of

April 3 2009 on structural modifications of

commercial companies (Ley de Modificaciones

Estructurales de las Sociedades Mercantiles) the main

 information of the Merger Project passed by their

respective administration bodies on 22nd April 2010,

is the following: Participating companies. Absorbing

Company Indra Sistemas, S.A., a Spanish Company with

its registered office in Alcobendas (Madrid), Avenida

 de Bruselas 35, recorded in the Mercantile Registry

of Madrid, in Tome 865, Folio 28, Page M-11339 and

holder of Tax Identification Code A- 28599033. Merged

 Company Ceicom Europe, S.L. (Sole Shareholder

Company), a Spanish Company with its registered

office in Alcobendas (Madrid), Avenida de Bruselas

35, recorded in the Mercantile Registry of Madrid, in

 Tome 16,888, Folio 164, Page M-2888738 and holder of

 Tax Identification Code B- 83062950. 2. The merger

will be carried out in accordance with article 40 of

Law 3/2009 of April 3 2009 on structural

modifications of commercial companies (Ley de

Modificaciones Estructurales de las Sociedades

Mercantiles) given that Indra Sistemas, S.A. is the

holder, directly or indirectly, of 100% of the share

capital of the absorbed Company. 3. The operations of

 the merged Company will be considered to be

undertaken for accounting purposes by Indra Sistemas,

 S.A. from 1st January 2010. 4. No special rights or

advantage of any type have been granted to the

shareholders or Directors of the participating

companies. 5. As a result of the merger the bylaws of

 the absorbing Company do not change. 6. Likewise the

 merger dose not impact in employment, social

responsibility of the Company and government bodies

gender remaining the same Board of Directors of the

absorbing Company, helping parity in this aspect

PROPOSAL #4: To determine the number of Directors              ISSUER            YES             FOR                  FOR

within the limits established in article 21 of the

company bylaws. Removal, appointment and re-election

of directors

PROPOSAL #5: Authorization to the Board of Directors         ISSUER            YES         AGAINST           AGAINST

to acquire treasury stock, directly or though

subsidiary companies

PROPOSAL #6: Appointment of auditors for the                       ISSUER            YES             FOR                  FOR

individual and consolidated Annual Accounts and

Management Reports of the 2010 financial year

PROPOSAL #7: Annual Report on Compensation of                     ISSUER            YES             FOR                  FOR

directors and senior management

PROPOSAL #8: Information to the General Shareholders         ISSUER            YES             FOR                  FOR

Meeting regarding changes made to the Board of

Directors Regulations

PROPOSAL #9: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

interpret, correct, supplement, execute and

substitute powers and carry out agreements adopted by

 the Annual Shareholders Meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDUSTRIA DE DISENO TEXTIL INDITEX SA

  TICKER:                  N/A                 CUSIP:   E6282J109

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the annual accounts                     ISSUER            YES             FOR                  FOR

[Balance Sheet, Profit and Loss Account,

Shareholders' Equity Statement, Cash Flow Statement

and Annual Report] and the Management report of

Industria de Diseno Textil, S.A. [Inditex, S.A.] for

fiscal 2008 [ended 31 JAN 2009], laid by the Board of

 Directors at its meeting held on 24 MAR 2009 and

PROPOSAL #2.: Approval of the annual accounts                     ISSUER            YES             FOR                  FOR

[Balance Sheet, Profit and Loss Account,

Shareholders' Equity Statement, Cash Flow Statement

and Annual Report] and the consolidated Management

report of the Inditex Group for fiscal 2008 [ended 31

 JAN 2009], laid by the Board of Directors at its

meeting held on 24 MAR 2009 and signed by all the

Directors; approval of the Management of the Board of

 Directors of Industria de Diseno Textil, S.A.

PROPOSAL #3.: Approval of the proposed distribution          ISSUER            YES             FOR                  FOR

of the income of fiscal 2008 [ended 31 JAN 2009], in

the amount of six hundred and eighty-three millions,

three hundred and forty four thousand euros, to be

distributed as specified, it is thus resolved to pay

the shares with the right to dividends the gross

amount of one Euro and five cents [1.05 Euros] per

share; having the gross amount of fifty-five Euro

cents [0.55 Euros] been paid last 04 MAY 2009 as

interim dividend, it is thus resolved to pay the

shares with a right to dividends, a supplementary

dividend in the gross amount of fifty Euro cents

[0.50 Euros] per share, remaining amount to add up to

 the total dividend; this supplementary dividend

shall be paid to shareholders as of 02 NOV 2009,

through those entities linked to the Spanish Central

Securities Depositary, in charge of the Register of

Securities and the Clearing and Settlement of all

trades [Iberclear] where they have their shares

PROPOSAL #4.A: Approval of the re-election of Mr.              ISSUER            YES         AGAINST           AGAINST

Carlos Espinosa de los Monteros Bernaldo de Quiros,

whose particulars are already recorded with the

Companies Register, as Member of the Board of

Directors for the five-year term provided in the

Articles of Association, as from the date of this AGM

PROPOSAL #4.B: Approval of the re-election of Mr.              ISSUER            YES         AGAINST           AGAINST

Francisco Luzon Lopez, whose particulars are already

recorded with the Companies Register, as Member of

the Board of Directors for the five-year term

provided in the Articles of Association, as from the

date of this AGM

PROPOSAL #5.: To appoint the current Auditors of the         ISSUER            YES             FOR                  FOR

Company, KPMG Auditores, S.L., with registered

address in Madrid, at 95, Paseo de la Castellana, and

 holder of the Spanish Tax Identification Number

[Spanish C.I.F] ES B-78510153, registered with the

Official Register of Auditors under number S0702, as

Auditors of the Company to review the annual accounts

 and the Management reports of the Company and the

consolidated ones of the Inditex Group, for the term

commencing on 01 FEB 2009 and ending on 31 JAN 2010

PROPOSAL #6.: Authorization to the Board of                        ISSUER            YES         AGAINST           AGAINST

Directors, so that, in accordance with the provisions

 of Article 75 et seq. of the [Spanish] Corporation

Act, it may proceed to the derivative acquisition of

its own shares, either directly or through any

subsidiaries in which the Company is the controlling

Company, observing the legal limits and requirements

and under the following conditions: a] methods of

acquisition: the acquisition shall be done through

purchase and sale, exchange or dation in payment; b]

maximum number of shares to be acquired: shares with

a nominal value which, added to that of those shares

already in the possession of the Company, directly or

 indirectly, do not exceed 10% of the share capital;

c] maximum and minimum prices: the minimum price of

acquisition of the shares shall be their nominal

value and the maximum price shall be up to 105% of

their market value at the date of purchase; d]

duration of the authorization: five [5] years from

the date of this resolution; for the purposes of the

provisions of the last Paragraph of Article 75.1 of

the [Spanish] Corporation Act, it is hereby stated

that the shares acquired hereunder may be allocated

by the Company, inter alia, to be handed out to the

Employees or Managers of the Company either directly

or as a result of the exercise of any option rights

they might hold under the remuneration plans for the

staff of the Company or its Group approved by the AGM

 of Shareholders; this authorization supersedes and

cancels the authorization approved by the general

meeting of shareholders held on 15 JUL 2008

PROPOSAL #7.: Delegation to the Board of Directors,          ISSUER            YES             FOR                  FOR

expressly empowering it to be substituted by the

Executive Committee or by any of its Members, as well

 as to any other person expressly authorized for

these purposes by the Board, of the necessary powers

as wide as required in law for the correction,

development and implementation, at the time that it

considers most appropriate, of each of the

resolutions passed in this AGM; in particular, to

empower the Chairman of the Board of Directors, Mr.

Amancio Ortega Gaona, the First Deputy Chairman and

Chief Executive Officer, Mr. Pablo Isla Alvarez de

Tejera and the Secretary of the Board, Mr. Antonio

Abril Abadin so that, any of them, jointly and

severally, without distinction and as widely as is

necessary in Law, may carry out whatever actions are

appropriate to implement the resolutions passed in

this general meeting in order to record them in the

Companies register and in any other registries,

including, in particular and amongst other powers,

that of appearing before a Notary Public to execute

the public deeds and notary's certificates that are

necessary or expedient for such purpose, correct,

rectify, ratify, construe or supplement the

agreements and execute any other public or private

document that is necessary or appropriate so that the

 resolutions passed are implemented and fully

registered, without the need for a new resolution of

the AGM, and to proceed to the mandatory filing of

the individual and consolidated annual accounts with

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INFINEON TECHNOLOGIES AG

  TICKER:                  N/A                 CUSIP:   D35415104

  MEETING DATE:      2/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2008/2009 FY

with the report of the Supervisory Board, the Group

financial statements and annual report, and the

report pursuant to Sections 289[4] and 315[4] of the

German Commercial Code

PROPOSAL #2.: Remuneration Scheme for the Board of            ISSUER             NO              N/A                  N/A

Managing Directors as the External Consultant has not

 yet submitted his recommendations for a new

remuneration scheme, no proposal is being put forth

for resolution, shareholder comments may, however, be

 solicited at the meeting

PROPOSAL #3.1.: Ratification of the acts of the Board        ISSUER            YES             FOR                  FOR

 of Managing Directors: Peter Bauer

PROPOSAL #3.2.: Ratification of the acts of the Board        ISSUER            YES             FOR                  FOR

 of Managing Directors Prof : Dr. Hermann Eul

PROPOSAL #3.3.: Ratification of the acts of the Board        ISSUER            YES             FOR                  FOR

 of Managing Directors : Dr. Reinhard Ploss

PROPOSAL #3.4.: Ratification of the acts of the Board        ISSUER            YES             FOR                  FOR

 of Managing Directors : Dr. Marco Schroter

PROPOSAL #4.1.: Ratification of the acts of the                 ISSUER            YES             FOR                  FOR

Supervisory Board : Max Dietrich Kley

PROPOSAL #4.2.: Ratification of the acts of the                 ISSUER            YES             FOR                  FOR

Supervisory Board : Wigand Cramer

PROPOSAL #4.3.: Ratification of the acts of the                 ISSUER            YES             FOR                  FOR

Supervisory Board : Alfred Eibl

PROPOSAL #4.4.: Ratification of the acts of the                 ISSUER            YES             FOR                  FOR

Supervisory Board : Prof. Johannes Feldmayer

PROPOSAL #4.5.: Ratification of the acts of the                 ISSUER            YES             FOR                  FOR

Supervisory Board : Peter Gruber

PROPOSAL #4.6.: Ratification of the acts of the                 ISSUER            YES             FOR                  FOR

Supervisory Board : Jakob Hauser

PROPOSAL #4.7.: Ratification of the acts of the                 ISSUER            YES             FOR                  FOR

Supervisory Board : Gerhard Hobbach

PROPOSAL #4.8.: Ratification of the acts of the                 ISSUER            YES             FOR                  FOR

Supervisory Board : Prof. Dr. Renate Kocher

PROPOSAL #4.9.: Ratification of the acts of the                 ISSUER            YES             FOR                  FOR

Supervisory Board : Dr. Siegfried Luther

PROPOSAL #4.10.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Dr. Franz Neppl

PROPOSAL #4.11.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Dr. Manfred Puffer

PROPOSAL #4.12.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Michael Ruth

PROPOSAL #4.13.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Gerd Schmidt

PROPOSAL #4.14.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Prof. Dr. Doris Schmitt-Landsiedel

PROPOSAL #4.15.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Horst Schuler

PROPOSAL #4.16.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Kerstin Schulzendorf

PROPOSAL #4.17.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Dr. Eckart Sunner

PROPOSAL #4.18.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Alexander Truby

PROPOSAL #4.19.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Arnaud De Weert

PROPOSAL #4.20.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Prof. Dr. Martin Winterkorn

PROPOSAL #4.21.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Prof. Dr.-Ing. Dr.-Ing. E.H.

Klaus Wucherer

PROPOSAL #5.: Appointment of Auditors for the                     ISSUER            YES             FOR                  FOR

2009/2010 FY: KPMG Ag, Berlin

PROPOSAL #6.: Authorization to acquire own shares:            ISSUER            YES         AGAINST           AGAINST

the Company shall be authorized to acquire own shares

 of up to 10% of its share capital, at prices not

deviating more than 20% from the market price of the

shares, between 01 AUG 2010, and 10 AUG 2011, the

Board of Managing Directors shall be authorized to

retire the shares, to use the shares for acquisition

purposes or to fulfil option or conversion rights,

and to sell the shares to employees

PROPOSAL #7.1.: Elections to the Supervisory Board :         ISSUER            YES             FOR                  FOR

Hans-Ulrich Holdenried

PROPOSAL #7.2.: Elections to the Supervisory Board :         ISSUER            YES             FOR                  FOR

Prof. Dr. Renate Kocher

PROPOSAL #7.3.: Elections to the supervisor : Dr.              ISSUER            YES             FOR                  FOR

Manfred Puffer

PROPOSAL #7.4.: Elections to the supervisor : Dr.              ISSUER            YES             FOR                  FOR

Doris Schmitt-Landsiedel

PROPOSAL #7.5.: Elections to the supervisor : Dr.              ISSUER            YES             FOR                  FOR

Eckart Suenner

PROPOSAL #7.6.: Elections to the Supervisor : Prof.          ISSUER            YES             FOR                  FOR

Dr.-Ing. Dr.-Ing. E.H. Klaus Wucherer

PROPOSAL #8.: Resolution on the revocation of                     ISSUER            YES             FOR                  FOR

authorizations to issue bonds along with the related

contingent capital, and the corresponding amendments

to the Articles of Association the authorizations to

issue warrant and/or convertible bonds given by the

AGMs in 2007 and 2008 shall be revoked, as shall the

related 2007 and 2008 contingent capital

PROPOSAL #9.: Resolution on the reduction of                       ISSUER            YES             FOR                  FOR

contingent capital, and the corresponding amendments

to the Articles of Association; the 2002 contingent

capital shall be reduced to EUR 134,000,000,whilst

being expanded to apply to the convertible bonds

issued in 2009

PROPOSAL #10.: Resolution on the creation of new                ISSUER            YES             FOR                  FOR

authorized capital, and the corresponding amendments

to the Articles of Association; the Board of Managing

 Directors shall be authorized, with the consent of

the Supervisory Board, to increase the share capital

by up to EUR 648,000,000 through the issue of new

registered shares against payment in cash and/or

kind, on or before 10 FEB 2015 [Authorized Capital

2010/I]; shareholders shall be granted subscription

rights, except for residual amounts, for the issue of

 shares at a price not materially below their market

price, for the issue of shares against payment in

kind, and insofar as subscription rights are granted

to holders of conversion and option rights

PROPOSAL #11.: Resolution on the creation of further         ISSUER            YES             FOR                  FOR

authorized capital, and the corresponding amendments

to the Articles of Association: the Board of Managing

 Directors shall be authorized, with the consent of

the Supervisory Board, to increase the share capital

by up to EUR 40,000,000 through the issue of new

registered shares against cash payment to employees

of the Company and its affiliates, on or before 10

FEB 2015 [Authorized Capital 2010/II] shareholders'

subscription rights shall be excluded

PROPOSAL #12.: Resolution on the implementation of a         ISSUER            YES             FOR                  FOR

new Stock Option Plan, the creation of new contingent

 capital, and the corresponding amendments to the

Articles of Association: the Company shall be

authorized to grant up to 12,000,000 stock options to

 executives and employees of the Company and its

affiliates, on or before 30 SEP 2013; the share

capital shall be increased accordingly by up to EUR

24,000,000 through the issue of up to 12,000,000 new

registered shares, insofar as stock options are

exercised [Contingent Capital 2010/I]

PROPOSAL #13.: Authorization to issue warrant and/or         ISSUER            YES             FOR                  FOR

convertible bonds, resolution on the creation of

contingent capital, and the corresponding amendments

to the Articles of Association: the Board of Managing

 Directors shall be authorized, with the consent of

the Supervisory Board, to issue bonds of up to EUR

2,000,000,000, conferring an option or conversion

right for new shares of the Company, on or before 10

FEB 2015; shareholders shall be granted subscription

rights, except for the issue of bonds at a price not

materially below their theoretical market value, for

residual amounts, and insofar as subscription rights

are granted to holders of previously issued bonds;

the share capital shall be increased accordingly by

up to EUR 260,000,000 through the issue of up to

130,000,000 new registered shares, insofar as option

or conversion rights are exercised [Contingent

PROPOSAL #14.1.: Amendments to the Articles of                   ISSUER            YES             FOR                  FOR

Association: Sections 13[2] and 14[3] shall be

deleted in relation to registration deadlines for the

 shareholders' meeting

PROPOSAL #14.2.: Amendments to the Articles of                   ISSUER            YES             FOR                  FOR

Association: Section 16[3] shall be amended to permit

 absentee voting at shareholders' meetings

PROPOSAL #14.3.: Amendments to the Articles of                   ISSUER            YES             FOR                  FOR

Association: Section 14[2] shall be amended to permit

 online participation in shareholders' meetings

PROPOSAL #14.4.: Amendments to the Articles of                   ISSUER            YES             FOR                  FOR

Association Section 16[2] shall be amended in respect

 of the procedure for issuing proxy instructions

PROPOSAL #14.5.: Amendments to the Articles of                   ISSUER            YES             FOR                  FOR

Association Section 15[6] shall be amended to permit

the audiovisual transmission of the shareholders'

meeting

PROPOSAL #15.: Approval of the Control and Profit              ISSUER            YES             FOR                  FOR

Transfer Agreement with the Company's wholly owned

subsidiary Hitex Development Tools GMBH

PROPOSAL #16.: Approval of the Control and Profit              ISSUER            YES             FOR                  FOR

Transfer Agreement with the Company's wholly owned

subsidiary Infineon Technologies Mantel 21 GMBH

PROPOSAL #A: Counter Motion regarding agenda item 7:         ISSUER            YES                                 AGAINST

Elections to the Supervisory Board: Instead of Prof.

Dr. Klaus Wucherer, Mr. Willi Berchtold, member of

the management board of ZF Friedrichshafen and

domiciled in  berlingen, Germany, is elected to the

supervisory board of Infineon Technologies AG until

the end of the annual general meeting at which

shareholders vote on the discharge of the supervisory

 board with regard to the financial year 2013/2014.

PROPOSAL #B: Counter Motion regarding agenda item 12:        ISSUER            YES         AGAINST               FOR

 Introduction of the Infineon Technologies AG Stock

Option Plan 2010 for the issue of subscription rights

 for shares to managers and other key employees of

Infineon Technologies AG and its group companies,

creation of a Conditional Capital 2010/I and

corresponding amendments to the Articles of

Association (translation not available, for original

German text please refer to

http://www.infineon.com/cms/en/corporate/investor/rep

orting/agm2010/shareholder-proposals.html).

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ING GROEP N V

  TICKER:                  N/A                 CUSIP:   N4578E413

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening remarks and announcements                  ISSUER             NO              N/A                  N/A

PROPOSAL #2.A: Report of the Executive Board for 2009        ISSUER             NO              N/A                  N/A

PROPOSAL #2.B: Report of the Supervisory Board for            ISSUER             NO              N/A                  N/A

2009

PROPOSAL #2.C: Annual Accounts for 2009                                ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Profit retention and distribution policy      ISSUER             NO              N/A                  N/A

PROPOSAL #4.A: Remuneration report                                         ISSUER             NO              N/A                  N/A

PROPOSAL #4.B: Remuneration policy                                         ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Corporate governance                                         ISSUER             NO              N/A                  N/A

PROPOSAL #5.A: Executive Board Profile                                  ISSUER             NO              N/A                  N/A

PROPOSAL #5.B: Supervisory Board Profile                              ISSUER             NO              N/A                  N/A

PROPOSAL #5.C: ING's implementation of the revised            ISSUER            YES         AGAINST           AGAINST

Dutch Corporate Governance Code

PROPOSAL #5.D: Position ING Trust Office                              ISSUER             NO              N/A                  N/A

PROPOSAL #6.: Corporate responsibility                                  ISSUER             NO              N/A                  N/A

PROPOSAL #7.A: Discharge of the members of the                   ISSUER            YES             FOR                  FOR

Executive Board in respect of the duties performed

during the year 2009

PROPOSAL #7.B: Discharge of the members of the                   ISSUER            YES             FOR                  FOR

Supervisory Board in respect of the duties performed

during the year 2009

PROPOSAL #8.: Composition of the Supervisory Board:          ISSUER            YES             FOR                  FOR

Reappointment of Piet Klaver

PROPOSAL #9.A: Authorisation to issue ordinary shares        ISSUER            YES             FOR                  FOR

 with or without pre-emptive rights

PROPOSAL #9.B: Authorisation to issue ordinary shares        ISSUER            YES             FOR                  FOR

 with or without pre-emptive rights in connection

with a takeover of a business or a company

PROPOSAL #10.A: Authorisation to acquire ordinary              ISSUER            YES             FOR                  FOR

shares or depositary receipts for ordinary shares in

the Company's own capital

PROPOSAL #10.B: Authorisation to acquire ordinary              ISSUER            YES             FOR                  FOR

shares or depositary receipts for ordinary shares in

the Company's own capital in connection with a major

capital restructuring

PROPOSAL #11.: Any other business and conclusion                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ING GROEP NV

  TICKER:                  N/A                 CUSIP:   N4578E413

  MEETING DATE:      11/25/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening remarks and announcements                  ISSUER             NO              N/A                  N/A

PROPOSAL #2.A: Strategy                                                            ISSUER             NO              N/A                  N/A

PROPOSAL #2.B: Approval of a resolution of the                   ISSUER            YES             FOR                  FOR

Executive Board regarding an important change of the

identity or the character of the Company or the

enterprise.

PROPOSAL #3.: Authorization to issue ordinary shares         ISSUER            YES             FOR                  FOR

and to exclude the pre-emptive rights: it is proposed

 to appoint the Executive Board as the corporate body

 authorized, upon approval of the Supervisory Board,

to adopt a resolution to issue, within the limits set

 by the authorized share capital, such number of

ordinary shares as will be needed to raise an amount

of up to seven billion five hundred million euros

[EUR 7,500,000,000] and to exclude applicable pre-

emptive rights. The maximum shares forming part of

the authorized share capital as it currently exists,

taking into account any authorizations already in

force. Pursuant to this authorization ordinary shares

 may be issued without pre-emption rights of existing

 shareholders. However, holders of existing ordinary

shares, other than Stichting ING Aandelen [ING Trust

Office], and holders of existing bearer depositary

receipts will be granted similar rights to subscribe

for depositary receipts for ordinary shares

exercisable subject to applicable securities laws and

 regulations. This authorization applies to the

period ending on 27 OCT 2010 and does not supersede

the authorization granted by the General Meeting of

27 APR 2009. The latter authorization shall therefore

 continue in full effect, insofar unused.

PROPOSAL #4.: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INMARSAT PLC

  TICKER:                  N/A                 CUSIP:   G4807U103

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report of the Directors and         ISSUER            YES         AGAINST           AGAINST

the accounts of the Company for the YE 31 DEC 2009

the 'Company's report and accounts 2009' ,

incorporating the Auditors' report on those accounts

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report contained in the Company's Report and Accounts

 2009

PROPOSAL #3: Re-appointment of the Deloitte LLP as            ISSUER            YES         AGAINST           AGAINST

the Auditors from the conclusion of this meeting as

the Auditors of the Company to hold office until the

conclusion of the next general meeting of the Company

 at which accounts are laid before the members

PROPOSAL #4: Approve to determine the remuneration of        ISSUER            YES         AGAINST           AGAINST

 the Auditors of the Company

PROPOSAL #5: Appointment of Mrs. Janice Obuchowski as        ISSUER            YES             FOR                  FOR

 an Independent, Non-Executive

PROPOSAL #6: Re-appoint Sir Bryan Carsberg as an                ISSUER            YES         AGAINST           AGAINST

independent, Non-Executive Director of the Company

PROPOSAL #7: Re-appoint Stephen Davidson as an                   ISSUER            YES         AGAINST           AGAINST

Independent, Non-Executive Director of the Company

PROPOSAL #8: Re-appoint John Rennocks as an                        ISSUER            YES         AGAINST           AGAINST

Independent, Non-Executive Director of the Company

PROPOSAL #9: Authorize the Company and those                       ISSUER            YES             FOR                  FOR

Companies which are subsidiaries of the Company at

any time during the period for which this resolution

has effect, for the purposes of Section 366 of the

Companies Act 2006  the '2006 Act' , whichever is the

 earlier: to make political donations to political

parties, and/or independent election candidates; to

make political donations to political organizations

other than political parties; and to incur political

expenditure, up to an aggregate amount of GBP

200,000, and the total amount authorised under each

of paragraphs  A  to  C  shall be limited to

GBP100,000, CONTD.

PROPOSAL #S.10: Approve the general meeting other              ISSUER            YES             FOR                  FOR

than an Annual General Meeting may be called on not

less than 14 clear days' notice

PROPOSAL #S.11: Amend, with effect from the end of            ISSUER            YES             FOR                  FOR

the AGM the Articles of Association of the Company by

 deleting all the provisions of the Company's

Memorandum of Association which, by virtue of Section

 28 of the 2006 Act, are treated as provisions of the

 Company's Articles of Association; and  B  adopt the

 Articles of Association produced to the meeting and

initialed by the Chairman of the meeting for the

purposes of identification as the new Articles of

Association of the Company in substitution for, and

to the exclusion of, the existing Articles of

PROPOSAL #12: Authorize the Directors, to allot                 ISSUER            YES             FOR                  FOR

shares in substitution for all existing authorities,

in accordance with Section 551 of the 2006 Act to

exercise all the powers of the Company to allot:

shares  as specified in Section 540 of the 2006 Act

in the Company or grant rights to subscribe for or to

 convert any security into shares in the Company or

grant rights to subscribe for or to convert any

security into shares in the Company up to an

aggregate nominal amount of EUR 76,500; and equity

securities  as defined in Section 560 of the 2006 Act

  up to an aggregate nominal amount of EUR 153,000

such amount to be reduced by the aggregate nominal

amount of shares allotted or rights to subscribe for

or to convert any security into shares in the Company

 under Paragraph  A  of this Resolution 12  CONTD.

PROPOSAL #S.13: Authorize the Directors, in                        ISSUER            YES             FOR                  FOR

substitution for all existing powers and subject to

the passing of Resolution 12, the Directors be

generally empowered pursuant to Section 570 of the

2006 Act to allot equity securities  as specified in

Section 560 of the 2006 Act  for cash pursuant to the

 authority granted by Resolution 12 and/or where the

allotment constitutes an allotment of equity

securities by virtue of Section 560 3  of the 2006

Act, in each case free of the restriction in Section

561 of the 2006 Act, such power to be limited: to the

 allotment of equity securities in connection with an

 offer of equity securities  but in the case of an

allotment pursuant to the authority granted by

Paragraph  B  of Resolution 12, CONTD

PROPOSAL #S.14: Authorize the Company, to make one or        ISSUER            YES             FOR                  FOR

 more market purchases  as specified in Section 693 4

  of the 2006 Act  of up to 43.72 million ordinary

shares of 9.5% of the Company's issued ordinary share

 capital at a minimum price of EUR 0.0005 and up to

105% of the average middle market quotations for such

 shares derived from the London Stock Exchange Daily

Official List, over the previous 5 business days; the

 price of the last independent trade; and the highest

 current independent bid on the trading venues where

the purchase is carried out;  Authority expires the

earlier of the conclusion of the next AGM of the

Company in 2011 or 30 JUN 2011 ; and the Company,

before the expiry, may make a contract to purchase

ordinary shares which will or may be executed wholly

or partly after such expiry

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INTERCONTINENTAL HOTELS GROUP PLC, WINDSOR

  TICKER:                  N/A                 CUSIP:   G4804L122

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Company's financial                       ISSUER            YES             FOR                  FOR

statements for the YE 31 DEC 2009, together with the

reports of the Directors and the Auditors

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3: Declare a final dividend on the ordinary        ISSUER            YES             FOR                  FOR

 shares of 13 29/47p each in the capital of the

Company  'ordinary shares'

PROPOSAL #4.a: Election of Graham Allan as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #4.b: Re-elect Ralph Kugler as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #4.c: Re-elect David Webster as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #5: Reappointment of Ernst & Young LLP as            ISSUER            YES             FOR                  FOR

the Auditors of the Company to hold office until the

conclusion of the next general meeting at which

accounts are to be laid before the Company

PROPOSAL #6: Authorize the Audit Committee of the              ISSUER            YES             FOR                  FOR

Board to agree the Auditors' remuneration

PROPOSAL #7: Authorize the Company, and those                     ISSUER            YES             FOR                  FOR

companies which are subsidiaries of the Company at

any time during the period for which this resolution

has effect, for the purposes of Part 14 of the

Companies Act 2006, during the period from the date

of the passing of this resolution to the date upon

which the Company's AGM in 2011 concludes or on 01

JUL 2011, whichever is the earlier: (a) to make

political donations to political parties, and/or

Independent election candidates; (b) to make

political donations to political organizations other

than political parties; and (c) to incur political

expenditure, provided that the aggregate amount of

any such donations and expenditure shall not exceed

GBP 100,000; CONTD

PROPOSAL #CONTD: all existing authorizations and                ISSUER             NO              N/A                  N/A

approvals relating to political donations or

expenditure are hereby revoked without prejudice to

any donation made or expenditure incurred prior to

the date hereof pursuant to such authorization or

approval; and words and expressions defined for the

purpose of the 2006 Act shall have the same meaning

in this Resolution

PROPOSAL #8: Authorize the Directors, pursuant to,            ISSUER            YES             FOR                  FOR

and in accordance with, Section 551 of the 2006 Act,

to allot shares in the Company or to grant rights to

subscribe for, or to convert any security into,

shares in the Company: up to an aggregate nominal

amount of GBP 13,062,142; and comprising equity

securities, as defined in Section 560 of the 2006

Act, up to a nominal amount of GBP 26,124,286

including within such limit any shares issued or

rights granted under Paragraph above  in connection

with an offer by way of a rights issue: to holders of

 ordinary shares in proportion  as nearly as may be

practicable to their existing holdings; and to

holders of other equity securities as required by the

 rights of those securities or, if the Directors

consider it necessary, as permitted by the rights of

PROPOSAL #CONTD: and so that the Directors may impose        ISSUER             NO              N/A                  N/A

 any limits or restrictions and make any arrangements

 which they consider necessary or appropriate to deal

 with treasury shares, fractional entitlements,

record dates, legal, regulatory or practical problems

 under the laws of, or the requirements of any

recognized regulatory body or any stock exchange in,

any territory or any other matter whatsoever;

Authority shall hereby take effect from the date of

the passing of this resolution to the date upon which

 the Company's AGM in 2011 concludes or on 01 JUL

2011 , whichever is the earlier, provided that, in

each case, the Company may, before this authority

expires, make offers and enter into agreements which

would, or might, require shares in the Company to be

allotted or rights to subscribe for or convert any

security into shares to be granted after this

authority expires and CONTD

PROPOSAL #CONTD: the Directors may allot shares in            ISSUER             NO              N/A                  N/A

the Company or grant rights under any such offer or

agreement as if this authority had not expired;

subject to paragraph below, all existing authorities

given to the Directors pursuant to Section 80 of the

Companies Act 1985 by way of the ordinary resolution

of the Company passed on Friday, 29 MAY 2009 be

revoked by this resolution; and paragraph above shall

 be without prejudice to the continuing authority of

the Directors to allot shares or grant rights to

subscribe for, or convert any security into, shares

pursuant to an offer or agreement made by the Company

 before the expiry of the authority pursuant to which

 such offer or agreement was made

PROPOSAL #S.9: Authorize the Directors, to the                   ISSUER            YES             FOR                  FOR

passing of Resolution 8 above, and in place of the

power given to them pursuant to the special

resolution of the Company passed on Friday, 29 MAY

2009, pursuant to Sections 570 and 573 of the 2006

Act to allot equity securities  Section 560 of the

2006 Act  for cash pursuant to the authority given by

 Resolution 8 as if Section 561 of the 2006 Act did

not apply to the allotment, but this power shall be

limited: i to the allotment of equity securities in

connection with an offer of equity securities  but in

 the case of the authority granted under Resolution

8i(b), by way of a rights issue only  to or in favour

 of: (a) holders of ordinary shares in proportion  as

 nearly as may be practicable  to their existing

holdings; and (b) holders of other equity securities,

 if this is required by the rights of those

PROPOSAL #CONTD: if the Directors consider it                     ISSUER             NO              N/A                  N/A

necessary, as permitted by the rights of those

securities; and so that the Directors may impose any

limits or restrictions and make any arrangements

which they consider necessary or appropriate to deal

with treasury shares, fractional entitlements, record

 dates, legal, regulatory or practical problems under

 the laws of, or the requirements of any recognized

regulatory body or any stock exchange in, any

territory or any other matter whatsoever; and in the

case of the authority granted under Resolution, to

the allotment  otherwise than under paragraph above

of equity securities up to an aggregate nominal

amount of GBP 1,959,321;  Authority shall hereby take

 effect from the date of the passing of this

resolution to the date upon which the Company's AGM

in 2011 concludes or on 01 JUL 2011 , CONTD

PROPOSAL #CONTD: whichever is the earlier, provided          ISSUER             NO              N/A                  N/A

that before this authority expires the Company may

make offers, and enter into agreements, which would,

or might, require equity securities to be allotted

after this authority expires and the Directors may

allot equity securities under any such offer or

agreement as if this authority had not expired this

power applies in relation to a sale of shares which

is an allotment of equity securities by virtue of

Section 560(3) of the 2006 Act as if in the first

Paragraph of this resolution the words pursuant to

the authority given by Resolution 8 were omitted

PROPOSAL #S.10: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases  Section 693 of the 2006 Act for the

purpose of Section 701 of the 2006 Act of ordinary

shares provided that: the maximum aggregate number of

 ordinary shares hereby authorized to be purchased is

 28,777,533; the minimum price which may be paid for

each ordinary share is 13 29/47p per share; the

maximum price which may be paid for a share is an

amount equal to the higher of (a) 105% of the average

 of the closing price of the Company's ordinary

shares as derived from the London Stock Exchange

Daily Official List for the 5 business days

immediately preceding the day on which such share is

contracted to be purchased; or CONTD

PROPOSAL #CONTD: (b) the higher of the price of the          ISSUER             NO              N/A                  N/A

last independent trade of any ordinary share and the

highest current bid for an ordinary share as

stipulated by Article 5(1) of Commission Regulation

(EC) 22 DEC 2003 implementing the Market Abuse

Directive as regards exemptions for buyback

programmes and stabilization of financial instruments

  No. 2273/2003 ; and  Authority expires on the date

upon which the Company's AGM in 2011 concludes or on

01 JUL 2011 , whichever is the earlier  except in

relation to the purchase of ordinary shares the

contract for which was concluded before such date and

 which is executed wholly or partly after such date ,

 unless such authority is renewed prior to such time

PROPOSAL #S.11: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

 of the Company, produced to the Meeting as

specified, in substitution for, and to the exclusion

of, the existing Articles of Association

PROPOSAL #S.12: Approve the general Meeting, other            ISSUER            YES             FOR                  FOR

than an AGM, may be called on not less than 14 clear

days' notice during the period from the date of the

passing of this resolution to such  Authority expires

 on the date upon which the Company's AGM in 2011

concludes

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INTERNATIONAL POWER PLC

  TICKER:                  N/A                 CUSIP:   G4890M109

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Accounts for the FYE 31 DEC         ISSUER            YES             FOR                  FOR

2009 and the report of the Directors, the Directors'

remuneration report and the report of the Auditors on

 the Accounts and on the auditable part of the

Directors' remuneration report

PROPOSAL #2: Appoint David Weston as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-appoint Sir Neville Simms as a                   ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #4: Re-appoint Tony Concannon as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Re-appoint Bruce Levy as a Director                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Re-appoint Tony Isaac as a Director                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Re-appoint Struan Robertson as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8: Approve to declare a final dividend of          ISSUER            YES             FOR                  FOR

8.28 pence per ordinary share in respect of the FYE

31 December 2009

PROPOSAL #9: Re-appoint KPMG Audit Plc as auditors of        ISSUER            YES             FOR                  FOR

 the Company to hold office from the conclusion of

the AGM to the conclusion of the next general meeting

 at which accounts are laid before the Company and to

 authorise the Directors to set their remuneration

PROPOSAL #10: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the FYE 31 December 2009

PROPOSAL #11: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

in accordance with Section 551 of the Companies Act

2006  the Act  to:  A  allot shares  as defined in

Section 540 of the Act  in the Company or grant

rights to subscribe for or to convert any security

into shares in the Company up to an aggregate nominal

 amount of GBP 253,749,642; and  B  allot equity

securities  as defined in Section 560 of the Act  up

to an aggregate nominal amount of GBP 507,499,284

such amount to be reduced by the aggregate nominal

amount of shares allotted or rights to subscribe for

or to convert any security into shares in the Company

 granted under paragraph  A  of this Resolution 11

in connection with an offer by way of a rights issue:

  i  to ordinary shareholders in proportion  as

nearly as may be practicable  to their existing

holdings; and  ii  to CONTD.

PROPOSAL #CONT: CONTD. holders of other equity                   ISSUER             NO              N/A                  N/A

securities  as defined in Section 560 1  of the Act

as required by the rights of those securities or,

subject to such rights, as the Directors otherwise

consider necessary, and so that the Directors may

impose any limits or restrictions and make any

arrangements which they consider necessary or

appropriate to deal with treasury shares, fractional

entitlements, record dates, legal, regulatory or

practical problems in, or under the laws of, any

territory or any other matter; Authority expires at

the end of the Company's AGM after this Resolution is

 passed or, if earlier, until the close of business

on 30 JUN 2011  but, in each case, so that the

Company may make offers and enter into agreements

before the authority expires which would, or might,

require shares to be allotted or CONTD.

PROPOSAL #CONT: rights to subscribe for or to convert        ISSUER             NO              N/A                  N/A

 any security into shares to be granted after the

authority expires and the Directors may allot shares

or grant such rights under any such offer or

agreement as if the authority had not expired

PROPOSAL #S.12: Authorize the Directors pursuant to          ISSUER            YES             FOR                  FOR

Section 570 of the Act to allot equity securities  as

 defined in Section 560 of the Act  for cash pursuant

 to the authority granted by resolution 11 and/or

where the allotment constitutes an allotment of

equity securities by virtue of Section 560 3  of the

Act, in each case free of the restriction in Section

561 of the Act, such power to be limited:  A  to the

allotment of equity securities in connection with an

offer of equity securities  but in the case of an

allotment pursuant to the authority granted by

paragraph  B  of Resolution 11, such power shall be

limited to the allotment of equity securities in

connection with an offer by way of a rights issue

only :  i  to ordinary shareholders in proportion  as

 nearly as may be practicable  to their existing

holdings; and  ii  to CONTD.

PROPOSAL #CONT: CONTD. holders of other equity                   ISSUER             NO              N/A                  N/A

securities  as defined in Section 560 1  of the Act ,

 as required by the rights of those securities or,

subject to such rights, as the Directors otherwise

consider necessary, and so that the Directors may

impose any limits or restrictions and make any

arrangements which they consider necessary or

appropriate to deal with treasury shares, fractional

entitlements, record dates, legal, regulatory or

practical problems in, or under the laws of, any

territory or any other matter; and  B to the

allotment of equity securities pursuant to the

authority granted by paragraph  A  of Resolution 11

and/or an allotment which constitutes an allotment of

 equity securities by virtue of Section 560 3  of the

 Act  in each case otherwise than in the

circumstances set out in paragraph  A  of this CONTD.

PROPOSAL #CONT: CONTD. Resolution 12  up to a nominal        ISSUER             NO              N/A                  N/A

 amount of GBP 38,062,446 calculated, in the case of

equity securities which are rights to subscribe for,

or to convert securities into, Ordinary Shares  as

defined in Section 560 1  of the Act  by reference to

 the aggregate nominal amount of relevant shares

which may be allotted pursuant to such rights;

Authority expires at the end of the Company's next

AGM after this Resolution is passed or, if earlier,

until the close of business on 30 JUN 2011  but so

that the Company may make offers and enter into

agreements before the power expires which would, or

might, require equity securities to be allotted after

 the power expires and the Directors may allot equity

 securities under any such offer or agreement as if

the power had not expired

PROPOSAL #S.13: Authorize the Company to make one or         ISSUER            YES             FOR                  FOR

more market purchases  within the meaning of Section

693 4  of the Act  of ordinary Shares provided that:

 A the maximum aggregate number of ordinary Shares to

 be purchased is 152,249,785 representing

approximately 10% of the issued share capital as at

10 MAR 2010;  B  the minimum price which may be paid

for an Ordinary Share is 50 pence per share which

amount shall be exclusive of expenses; and  C  the

maximum price which may be paid for an Ordinary Share

 is an amount  exclusive of expenses  equal to 105%

of the average of the middle market quotations for an

 Ordinary Share as derived from the London Stock

Exchange Daily Official List for the five business

days immediately preceding the day on which the

Ordinary Share is purchased; Authority expire at the

PROPOSAL #CONT: CONTD. of the AGM of the Company to          ISSUER             NO              N/A                  N/A

be held in 2011 or on 30 JUN 2011, whichever is the

earlier; unless such authority is renewed prior to

such time. Under the authority hereby conferred, the

Company may, before the expiry of such authority,

conclude contracts to purchase Ordinary Shares which

will or may be completed wholly or partly after the

expiry of such authority, and may make purchases of

Ordinary Shares in pursuance of any such contracts as

 if the authority hereby conferred had not expired

PROPOSAL #S.14: Approve the general meeting of the            ISSUER            YES             FOR                  FOR

Company other than an AGM may be called on not less

than 14 clear days' notice

PROPOSAL #S.15: Amend  A  the Articles of Association        ISSUER            YES             FOR                  FOR

 of the Company by deleting all the provisions of the

 Company's Memorandum of Association which, by virtue

 of Section 28 of the Act, are to be treated as

provisions of the Company's Articles of Association;

and  B  the Articles of Association set out in the

document produced to the meeting and initialled by

the Chairman for the purposes of identification be

adopted as the Articles of Association of the Company

 in substitution for, and to the exclusion of, the

existing Articles of Association

PROPOSAL #16: Authorize the Directors,  A  the                   ISSUER            YES             FOR                  FOR

International Power plc 2010 UK Sharesave Plan  UK

SAYE Plan  and the International Power plc 2010

Global Sharesave Plan  Global SAYE Plan , the main

features of which are summarised in the Explanatory

Notes on pages 10 to 12 of this Notice of the 2010

AGM and copies of the rules of which have been

produced to the meeting and initialled by the

Chairman for the purposes of identification, to do

all acts and things as they may consider necessary or

 desirable to carry the same into effect and to make

such changes as they consider appropriate for that

purpose; and to establish future share plans for the

benefit of employees overseas based on the above

plans, modified to the extent necessary or desirable

to take account of CONTD.

PROPOSAL #CONT: CONTD. overseas tax, securities and          ISSUER             NO              N/A                  N/A

exchange control laws and regulations, provided that

such plans must operate within the limits on

individual or overall participation summarised in the

 Explanatory Notes on pages 10 to 12 of this Notice

of the 2010 AGM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INTESA SANPAOLO SPA, TORINO

  TICKER:                  N/A                 CUSIP:   T55067101

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Proposal for allocation of net income          ISSUER             NO              N/A                  N/A

for FYE 31 DEC 2009 and for dividend distribution.

PROPOSAL #2.: Determination of the number of                       ISSUER             NO              N/A                  N/A

Supervisory Board Members for financial years

2010/2011/2012.

PROPOSAL #3.1: List presented by Compagnia Sanpaolo          ISSUER             NO              N/A                  N/A

and Fondazione Cariplo  16 candidates  current

Chairman, 7 current members and 8 new candidates.  To

 view the complete list of candidates please copy and

 paste the below link into you internet browser:

https://materials.proxyvote.com/Approved/99999Z/19840

101/INFST_58351.PDF

PROPOSAL #3.2: List presented by Fondazione Cassa di         ISSUER             NO              N/A                  N/A

Risparmio Padova e Rovigo, Ente Cassa di Risparmio di

 Firenze and Fondazione Cassa di Risparmio in Bologna

 9 candidates 3 current members and 6 new candidates.

  To view the complete list of candidates please copy

 and paste the below link into you internet browser:

 https://materials.proxyvote.com/Approved/99999Z/1984

0101/INFST_58352.PDF

PROPOSAL #3.3: List presented by Assicurazioni                   ISSUER             NO              N/A                  N/A

Generali S.p.A.  2 candidates 1 current member and 1

new candidate.  To view the complete list of

candidates please copy and paste the below link into

you internet browser:

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101/INFST_58353.PDF

PROPOSAL #3.4: List Presented by Aletti Gestielle              ISSUER             NO              N/A                  N/A

S.G.R. S.p.A., Allianz Global Investors Italia SgrpA,

 Arca S.G.R. S.p.A., BNP Asset Management SGR S.p.A.,

 Kairos Partners SGR S.p.A., Kairos International

Sicav, Mediolanum Gestione Fondi SGRpA, Challenge

Funds, Pioneer Investment Management SGRpA, Pioneer

Asset Management SA, Prima SGR S.p.A., Stichting

Depositary APG Developed Markets Equity Pool and

UBIPramerica Sgr S.p.A.  2 candidates 1 current

member and 1 new candidate. To view the complete list

 of candidates please copy and paste the below link

into you internet browser:

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101/INFST_58354.PDF

PROPOSAL #3.5: List presented by Credit Agricole S.A.        ISSUER             NO              N/A                  N/A

 – 2 candidates – 2 new candidates.  To

view the complete list of candidates please copy and

paste the below link into your internet browser:

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101/INFST_58355.PDF

PROPOSAL #4.: Election of the Chairmen and Deputy              ISSUER             NO              N/A                  N/A

Chairman of the Supervisory Board for financial years

 2010/2011/2012 [pursuant to Article 23.8 of the

Articles of Association].

PROPOSAL #5.: Determination of remuneration due to            ISSUER             NO              N/A                  N/A

Supervisory Board Members [pursuant to Article 23.13

of the Articles of Association].

PROPOSAL #6.: Policies on remuneration due to                     ISSUER             NO              N/A                  N/A

Management Board Members.

PROPOSAL #7.: Share-based long term incentive plans.         ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INVENSYS PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G49133161

  MEETING DATE:      7/17/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and        ISSUER            YES             FOR                  FOR

 the audited statement of accounts for the YE 31 MAR

2009

PROPOSAL #2.: Approve the Board's remuneration report        ISSUER            YES             FOR                  FOR

 contained in the annual report and accounts for the

YE 31 MAR 2009

PROPOSAL #3.A: Re-elect Sir Nigel Rudd as a Director,        ISSUER            YES             FOR                  FOR

 who retires in accordance with the Articles of

Association

PROPOSAL #3.B: Re-elect Mr. Michael Parker as a                 ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the Articles

 of Association

PROPOSAL #3.C: Re-elect Mr. Wayne Edmunds as a                   ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the Articles

 of Association

PROPOSAL #4.: Re-appoint Ernst & Young LLP as the              ISSUER            YES             FOR                  FOR

Auditor

PROPOSAL #5.: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the Auditor's remuneration

PROPOSAL #6.: Approve the proposed final dividend of         ISSUER            YES             FOR                  FOR

1.5p [per share]

PROPOSAL #7.: Authorize the Directors, [in                          ISSUER            YES             FOR                  FOR

substitution for all subsisting authorities to the

extent unused, other than in respect of any

allotments made pursuant to offers or agreements made

 prior to the passing of this resolution] to allot

relevant securities [within the meaning of Section 80

 of the Companies Act 1985], up to an aggregate

nominal amount of GBP 26,687,937; and comprising

equity securities [as defined in the Companies Act

1985] up to an aggregate nominal amount of GBP

53,375,875 [including within such limits any shares

issued as specified] in connection with a rights

issue: i) to holders of ordinary shares in proportion

 [as nearly as may be practicable] to their existing

holdings; and ii) to people who are holders of other

equity securities or, if the directors consider it

necessary, as permitted by the rights of those

securities; and so that the Directors may impose any

limits  or restrictions and make any arrangements

which they consider necessary or appropriate to deal

with treasury shares, fractional entitlements, record

 dates, legal, regulatory or practical problems in,

or under the laws of, any territory or any other

matter; [Authority expires at the conclusion of the

AGM of the Company]; and the Directors may allot

relevant securities after the expiry of this

authority in pursuance of such an offer or agreement

PROPOSAL #S.8: Authorize the Directors, in                          ISSUER            YES             FOR                  FOR

substitution for any existing authority, subject to

the passing of Resolution 7 and pursuant to Section

95 of the Companies Act 1985, to allot equity

securities [Section 94] for cash pursuant to the

authority conferred by Resolution 7, disapplying the

statutory pre-emption rights [Section 89 (1)] of the

Companies Act, provided that this power is limited to

 the allotment of equity securities: a) to the

allotment of equity securities in connection with a

rights issue, an offer of equity securities, in

favour of holders of ordinary shares and in favour of

 holders of any other class of equity security in

accordance with the rights attached to such class

where the equity securities attributable to the

interest of all such persons are proportionate [as

nearly as may be] to the respective numbers of equity

 securities held by them; and b) to the allotment, in

 the case of the authority granted, to equity

securities for cash, up to an aggregate nominal

amount of GBP 4,003,190; [Authority expires the

earlier of the conclusion of the next AGM of the

Company]; and the Directors may allot equity

securities after the expiry of this authority in

pursuance of such an offer or agreement made prior to

PROPOSAL #S.9: Amend, with effect from 00.001 a.m. on        ISSUER            YES             FOR                  FOR

 01 OCT 2009, the Articles of Association of the

Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association, as specified

PROPOSAL #S.10: Approve to confirm that, in                        ISSUER            YES             FOR                  FOR

accordance with the Articles of Association, a

general meeting other than an AGM may be called on

not less than 14 clear days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INVESTEC PLC

  TICKER:                  N/A                 CUSIP:   G49188116

  MEETING DATE:      8/13/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Samuel Abrahams as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.: Re-elect Mr. Hugh Herman as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-elect Mr. Ian Kantor as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mr. Stephen Koseff as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.: Re-elect Sir David Prosser as Director         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Peter Thomas as Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Authorize the Board to ratify and                 ISSUER            YES             FOR                  FOR

execute approved resolutions

PROPOSAL #8.: Approve to accept financial statements         ISSUER            YES             FOR                  FOR

and statutory reports

PROPOSAL #9.: Ratify and approve the remuneration              ISSUER            YES             FOR                  FOR

report of the Directors

PROPOSAL #10.: Approve to sanction interim dividend          ISSUER            YES             FOR                  FOR

on the ordinary shares

PROPOSAL #11.: Approve to sanction interim dividend          ISSUER            YES             FOR                  FOR

on the dividend access [South  African Resident]

redeemable  preference share

PROPOSAL #12.: Approve a final dividend on the                   ISSUER            YES             FOR                  FOR

ordinary shares and the dividend access [South

African Resident] redeemable preference share

PROPOSAL #13.: Re-appoint Ernst Young Inc as the                ISSUER            YES             FOR                  FOR

Joint Auditors and authorize the Board to determine

their remuneration

PROPOSAL #14.: Re-appoint KPMG Inc as the Joint                 ISSUER            YES             FOR                  FOR

Auditors and authorize the Board to determine their

remuneration

PROPOSAL #15.: Approve to place 5 % of the unissued          ISSUER            YES             FOR                  FOR

ordinary shares under the control of the Directors

PROPOSAL #16.: Approve to place 5 % of the unissued          ISSUER            YES             FOR                  FOR

class A variable rate compulsorily convertible Non-

Cumulative Preference Shares under the control of the

 Directors

PROPOSAL #17.: Approve to place remaining unissued            ISSUER            YES             FOR                  FOR

Shares, being variable rate cumulative redeemable

preference shares, Non-redeemable, Non- Cumulative,

Non-Participating Preference Shares and the Special

Convertible Redeemable Preference Shares under the

control of Directors

PROPOSAL #18.: Authorize the Directors to allot and          ISSUER            YES             FOR                  FOR

issue ordinary shares for cash, in respect of 5 % of

the unissued ordinary shares

PROPOSAL #19.: Authorize the Directors to allot and          ISSUER            YES             FOR                  FOR

issue class A variable rate compulsorily convertible

Non-Cumulative Preference Shares for cash

PROPOSAL #S.20: Authorize the Directors to acquire            ISSUER            YES             FOR                  FOR

ordinary shares and perpetual preference shares

PROPOSAL #S.21: Approve to increase authorized                   ISSUER            YES             FOR                  FOR

ordinary share capital to 450,000,000

PROPOSAL #S.22: Approve to increase authorized                   ISSUER            YES             FOR                  FOR

Special Convertible Redeemable Preference Share

Capital to 700,000,000

PROPOSAL #S.23: Amend the Memorandum of Association           ISSUER            YES             FOR                  FOR

PROPOSAL #S.24: Amend the Articles of Association:            ISSUER            YES             FOR                  FOR

Annual and General Meetings

PROPOSAL #S.25: Amend the Articles of Association:            ISSUER            YES             FOR                  FOR

contents of notice of General Meetings

PROPOSAL #S.26: Amend the Articles of Association:            ISSUER            YES             FOR                  FOR

votes attaching to shares

PROPOSAL #S.27: Amend the Articles of Association:            ISSUER            YES             FOR                  FOR

timing for the deposit of form of proxy

PROPOSAL #S.28: Amend the Articles of Association:            ISSUER            YES             FOR                  FOR

rights of proxy

PROPOSAL #29.: Approve to accept financial statements        ISSUER            YES             FOR                  FOR

 and statutory reports

PROPOSAL #30.: Approve the remuneration report                    ISSUER            YES             FOR                  FOR

PROPOSAL #31.: Approve to sanction the interim                   ISSUER            YES             FOR                  FOR

dividend on the ordinary shares

PROPOSAL #32.: Approve the final dividend of 5 Pence         ISSUER            YES             FOR                  FOR

per ordinary share

PROPOSAL #33.: Re-appoint Ernst Young LLP as the                ISSUER            YES             FOR                  FOR

Auditors and authorize the Board to determine their

remuneration

PROPOSAL #34.: Grant authority to issue equity or              ISSUER            YES             FOR                  FOR

equity-linked securities with pre-emptive rights up

to aggregate nominal amount of GBP 915,243

PROPOSAL #s.35: Grant authority to issue equity or            ISSUER            YES             FOR                  FOR

equity-linked securities without pre-emptive rights

up to aggregate nominal amount of GBP 4,469

PROPOSAL #s.36: Authorize 44,694,616 ordinary shares         ISSUER            YES             FOR                  FOR

for market purchase

PROPOSAL #37.: Authorize the Company and its                       ISSUER            YES             FOR                  FOR

subsidiaries to make EU Political Donations to

Political Organizations up to GBP 25,000 and incur EU

 Political Expenditure up to GBP 75,000

PROPOSAL #38.: Approve to increase authorized                     ISSUER            YES             FOR                  FOR

ordinary share capital to 700,000,000

PROPOSAL #39.: Approve to increase authorized special        ISSUER            YES             FOR                  FOR

 converting share capital to 450,000,000

PROPOSAL #s.40: Amend the Articles of Association               ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INVESTMENTS AB KINNEVIK, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W4832D110

  MEETING DATE:      5/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of Lawyer Wilhelm Luning as              ISSUER             NO              N/A                  N/A

Chairman of the AGM

PROPOSAL #2: Preparation and approval of the voting          ISSUER             NO              N/A                  N/A

list

PROPOSAL #3: Approval of the agenda                                       ISSUER             NO              N/A                  N/A

PROPOSAL #4: Election of 1 or 2 persons to check and         ISSUER             NO              N/A                  N/A

verify the minutes

PROPOSAL #5: Determination of whether the AGM has              ISSUER             NO              N/A                  N/A

been duly convened

PROPOSAL #6: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

Auditor's report and of the Group annual report and

the Group Auditor's report

PROPOSAL #7: Adopt the profit and loss statement and         ISSUER            YES             FOR                  FOR

the balance sheet and of the Group profit and loss

statement and the Group balance sheet

PROPOSAL #8: Approve the proposed treatment of the            ISSUER            YES             FOR                  FOR

Company's unappropriated earnings or accumulated loss

 at stated in the adopted balance sheet; the Board of

 Directors proposes a dividend of SEK 3.00 per share;

 the record date is proposed to be Thursday 20 MAY

2010; the dividend is estimated to be paid out by

Euroclear Swedan on 25 MAY 2010

PROPOSAL #9: Grant discharge of liability of the                ISSUER            YES             FOR                  FOR

Directors of the Board and the Managing Director

PROPOSAL #10: Approve to determine the number of                ISSUER            YES             FOR                  FOR

Directors of the Board be set at seven without Deputy

 Directors

PROPOSAL #11: Approve the fixed remuneration for each        ISSUER            YES             FOR                  FOR

 Director of the Board for the period until the close

 of the next AGM be unchanged; due to the proposed

establishment of a new committee, however, the total

Board remuneration shall be increased from SEK

3,800,000 to SEK 3,875,000, for the period until the

close of the next AGM of which SEK 900,000 shall be

allocated to the Chairman of the Board, SEK 400,000

to each of the directors of the Board and total SEK

575,000 for the work in the committees of the Board

of Directors; the Nomination Committee proposes that

for work within the Audit Committee SEK 150,000 shall

 be allocated to the Chairman and SEK 75,000 to each

of the other three members; for work within the

Remuneration Committee SEK 50,000 shall be allocated

to the Chairman and SEK 25,000 to each of the other

two members; finally, the Nomination Committee

proposes that for work within the New Ventures

Committee SEK 25,000 shall be allocated to each of

the four members; furthermore, remuneration to the

Auditor shall be paid in accordance with approved

PROPOSAL #12: Re-elect Vigo Carlund, John                            ISSUER            YES         AGAINST           AGAINST

Hewko,Wilhelm Klingspor, Erik Mitteregger, Stig

Nordin, Allen Sangines-Krause and Cristina Stenbeck

as Directors of the Board; re-elect Cristina Stenbeck

 as Chairman of the Board of Directors; appointment

of an Audit Committee, a Remuneration Committee and a

 newly formed New Ventures Committee within the Board

 of Directors

PROPOSAL #13: Approve the specified procedure of the         ISSUER            YES         AGAINST           AGAINST

Nomination Committee

PROPOSAL #14: Approve the specified guidelines for            ISSUER            YES             FOR                  FOR

remuneration to the Senior Executives

PROPOSAL #15: Approve the Incentive Programme                     ISSUER            YES             FOR                  FOR

comprising of the following: a) adoption of an

incentive programme; b) authorize the Board, during

the period until the next AGM, to increase the

Company's share capital by not more than SEK 13,500

by the issue of not more than 135,000 Class C shares,

 each with a ratio value of SEK 0.10; with

disapplication of the shareholders' preferential

rights, Nordea Bank AB [publ] shall be entitled to

subscribe for the new Class C shares at a

subscription price corresponding to the ratio value

of the shares; c) authorize the Board, during the

period until the next AGM, to repurchase its own

Class C shares; the repurchase may only be effected

through a public offer directed to all holders of

Class C shares and shall comprise all outstanding

Class C shares; the purchase may be effected at a

purchase price corresponding to not less than SEK

0.10 and not more than SEK 0.11; payment for the

Class C shares shall be made in cash; the purpose of

the repurchase is to ensure the delivery of Class B

shares under the Plan; d) approve to resolve that

Class C shares that the Company purchases by virtue

of the authorization to repurchase its own shares in

accordance with Resolution 15.c above may, following

reclassification into Class B shares, be transferred

to participants in accordance with the terms of the

PROPOSAL #16: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

pass a resolution on one or more occasions for the

period up until the next AGM on repurchasing so many

Class A and/or Class B shares that the Company's

holding does not at any time exceed 10% of the total

number of shares in the Company; the repurchase of

shares shall take place on the NASDAQ OMX Stockholm

and may only occur at a price within the share price

interval registered at that time, where share price

interval means the difference between the highest

buying price and lowest selling price

PROPOSAL #17: Closing of the Meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INVESTOR AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W48102128

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of Jacob Wallenberg as the                ISSUER            YES             FOR                  FOR

Chairman of the Meeting

PROPOSAL #2: Approve the voting list and drawing up           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approval of the agenda                                       ISSUER            YES             FOR                  FOR

PROPOSAL #4: Elect one or two persons to attest to            ISSUER            YES             FOR                  FOR

the accuracy of the minutes

PROPOSAL #5: Approve to determine, whether the                   ISSUER            YES             FOR                  FOR

meeting has been duly convened

PROPOSAL #6: Receive the parent Company's annual                ISSUER             NO              N/A                  N/A

report and the Auditors' report, as well as the

consolidated financial statements and the Auditors'

report for the investor group

PROPOSAL #7: Approve the President's address                       ISSUER            YES             FOR                  FOR

PROPOSAL #8: Receive the report on the work of the            ISSUER            YES             FOR                  FOR

Board of Directors, the remuneration committee, the

audit committee and the finance and risk committee

PROPOSAL #9: Adopt the income statement and the                 ISSUER            YES             FOR                  FOR

balance sheet for the parent Company, as well as the

consolidated income statement and the consolidated

balance sheet for the investor group

PROPOSAL #10: Grant discharge, from liability, to the        ISSUER            YES             FOR                  FOR

 Members of the Board of Directors and the President

PROPOSAL #11: Approve a dividend of SEK 4.00 per                ISSUER            YES             FOR                  FOR

share and that Monday, 19 APR 2010, shall be the

record date for receipt of the dividend; should the

meeting decide in favor of the proposal, payment of

the dividend is expected to be made by Euroclear

Sweden AB on Thursday, 22 APR 2010

PROPOSAL #12: Approve the number of Members of the            ISSUER            YES             FOR                  FOR

Board at 11 without Deputy Members

PROPOSAL #13: Approve a total compensation to the              ISSUER            YES             FOR                  FOR

Board of Directors of SEK 7,312,500 of which, in

aggregate SEK 6,375,000 (whereof unchanged SEK

1,875,000 to the Chairman and unchanged SEK 500,000

to each of the remaining 9 Members of the Board, who

are not employed by the Company) in cash and in so-

called synthetic shares and, in aggregate, SEK

937,500 in cash as remuneration for work in the

committees of the Board of Directors; that at least

25% of the remuneration, before taxes, excluding

remuneration for committee work, shall be paid

through allocation of synthetic shares; CONTD

PROPOSAL #14: Re-elect Gunnar Brock, Sune Carlsson,          ISSUER            YES             FOR                  FOR

Borje Ekholm, Sirkka Hamalainen, Grace Reksten

Skaugen, O. Griffith Sexton, Lena Treschow Torell,

Jacob Wallenberg and Peter Wallenberg Jr as the Board

 Members; elect Tom Johnstone and Carola Lemne as the

 new Members of the Board of Directors; and re-elect

Jacob Wallenberg as the Chairman of the Board of

Directors

PROPOSAL #15: Amend Article 12 of the Articles of              ISSUER            YES             FOR                  FOR

Association so that the first and second paragraphs

cease to apply and are replaced with the specified

wordings; and approve that the Board of Directors'

proposal for the amendment of Section 12 of the

Articles of Association is conditional upon that an

amendment of the Companies Act (2005:551) having

entered into force, entailing that the proposed

wording is in accordance with the Companies Act

PROPOSAL #16.a: Approve the guidelines for salary and        ISSUER            YES             FOR                  FOR

 other remuneration for the President and other

Members of the Management Group

PROPOSAL #16.b: Approve the Long-term Variable                   ISSUER            YES             FOR                  FOR

Remuneration Program 2010

PROPOSAL #17.a: Authorize the Board, during the                 ISSUER            YES             FOR                  FOR

period until the next AGM, to decide on: (i) the

purchases of Investor's shares on NASDAQ OMX

Stockholm and purchases in accordance with purchase

offerings to shareholders, respectively, and (ii) the

 transfer of Investor's shares on NASDAQ OMX

Stockholm, or in a manner other than on NASDAQ OMX

Stockholm including the right to decide on waiver of

the shareholders' preferential rights and that

payment may be effected other than in cash;

repurchases may take place so that Investor's holding

 amounts to a maximum of 1/10 of all the shares in

PROPOSAL #17.b: Approve that the transfer of                       ISSUER            YES             FOR                  FOR

Investor's shares, in a maximum number of 2,700,000

(or the higher number that may follow from a

recalculation because of a split, bonus issue or

similar action), to the employees in accordance with

the long-term variable remuneration program described

 in Resolution 16B shall be possible; the number of

shares has been calculated with a certain margin as

share price fluctuations during the period up and

until the measurement period following the 2010 AGM

may have an effect on the value of the program and,

thus, on the number of shares to be included in the

program

PROPOSAL #18: Approve the proposal for a Nomination          ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #19: Conclusion of the meeting                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IPSEN, PARIS

  TICKER:                  N/A                 CUSIP:   F5362H107

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.3: Approve the allocation of income                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approve the regulated Agreements                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #O.5: Approve the renewal of the term of              ISSUER            YES             FOR                  FOR

Deloitte et Associes as the Secondary Principal

Statutory Auditor

PROPOSAL #O.6: Approve the renewal of the term of              ISSUER            YES             FOR                  FOR

BEAS as the Secondary Deputy Statutory Auditor

PROPOSAL #O.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

repurchase the Company's own shares

PROPOSAL #E.8: Grant authority to cancel shares                 ISSUER            YES             FOR                  FOR

repurchased by the Company as part of the program

referred to in Article L.225-209 of the Commercial

PROPOSAL #E.9: Amend Article 11.3 of the Statutes               ISSUER            YES             FOR                  FOR

PROPOSAL #E.10: Amend Article 13 of the Statutes                ISSUER            YES             FOR                  FOR

PROPOSAL #E.11: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ITALCEMENTI SPA

  TICKER:                  N/A                 CUSIP:   T5976T104

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                ISSUER             NO              N/A                  N/A

Directors and of the Board of Auditors on FY 2009

exam of the balance sheet as of 31 DEC 2009, and

related and consequential resolutions

PROPOSAL #2.: Grant authority to purchase and dispose        ISSUER             NO              N/A                  N/A

 of own shares

PROPOSAL #3.1: Appointment of Board of Directors,              ISSUER             NO              N/A                  N/A

upon determination of its office Tenor and of the

number of its Members: 1) Mr. Gianpiero Pesenti, 2)

Mr. Carlo Pesenti, 3) Mr. Danilo Gambirasi, 4) Mr.

Pierfranco Barabani, 5) Mr. Marco Piccinini, 6) Mr.

Yves Rene Nanot, 7) Mr. Attilio Rota, 8) Ettore

Rossi, 9) Mr. Italo Lucchini, 10) Mr. Emilio Zanetti,

 11) Mr. Federico Falck, 12) Mr. Alberto Bombassei,

13) Mr. Alberto Clo, 14) Mr. Sebastiano Mazzoleni,

15) Mr. Pietro Ferrero, 16) Mr. Carlo Secchi, 17)

Mrs. Elena Zambon, 18) Mr. Giorgio Bonomi, 19) Mr.

Carlo Garavaglia

PROPOSAL #3.2: Appointment of Board of Directors,              ISSUER             NO              N/A                  N/A

upon determination of its office Tenor and of the

number of its Members: 1) Mr. Antonio Carosi

PROPOSAL #4.: Approve the emoluments to the                        ISSUER             NO              N/A                  N/A

Committees and bodies appointed with reference to the

 Corporate Governance structure

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  J.SAINSBURY PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G77732173

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited accounts         ISSUER            YES         ABSTAIN           AGAINST

for the 52 weeks to 21 MAR 2009 together with the

reports of the Directors and the Auditors

PROPOSAL #2.: Approve the remuneration report for the        ISSUER            YES         ABSTAIN           AGAINST

 52 weeks to 21 MAR 2009

PROPOSAL #3.: Declare a final dividend of 9.6 pence          ISSUER            YES         ABSTAIN           AGAINST

per ordinary share

PROPOSAL #4.: Re-elect Anna Ford as a Director                    ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #5.: Re-elect John McAdam as a Director                ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #6.: Re-elect Darren Shapland as a Director         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES         ABSTAIN           AGAINST

as the Auditors of the Company to hold office until

the conclusion of the next AGM

PROPOSAL #8.: Authorize the Audit Committee to agree         ISSUER            YES         ABSTAIN           AGAINST

the Auditors' remuneration

PROPOSAL #9.: Authorize the Directors, pursuant to            ISSUER            YES         ABSTAIN           AGAINST

and in accordance with Section 80 of the Companies

Act 1985 [the 1985 Act] to allot relevant securities

[Section 80(2) of the 1985 Act] up to a nominal

amount of GBP 167, 050,000; [Authority expires the

earlier of the next AGM in 2010or 14 OCT 2010]; and

the Directors may allot relevant securities prior to

its expiry make offers or agreements after its expiry

PROPOSAL #S.10: Authorize the Directors, , subject to        ISSUER            YES         ABSTAIN           AGAINST

 the passing of Resolution 9 and pursuant to [Section

 94(2) of the Companies Act 1985], to allot equity

securities wholly for cash: (I) in connection with

pre-emptive offer; and (II) otherwise than in

connection with a pre-emptive offer, up to an

aggregate nominal amount of GBP 25,057,000; as if

Section 89(1) of the 1985 Act did not apply to any

such allotment; [Authority expires the earlier of the

 conclusion of the next AGM in 2010 or 14 OCT 2010];

and the Directors may allot equity securities after

the expiry of this authority in pursuance of such an

offer or agreement made prior to such expiry

PROPOSAL #11.: Authorize the Company and any Company         ISSUER            YES         ABSTAIN           AGAINST

which is or becomes a subsidiary of the Company, in

accordance with Section 366 of the 2006 Act (a) make

donations to the political parties or independent

election candidates, as specified in Section 363 and

364 of the 2006 Act, not exceeding GBP 50,000 in

total; (b) make donations to political organizations

other than political parties, as specified in Section

 363 and 364 of the 2006 Act, not exceeding GBP

50,000 in total; and incur political expenditure, as

specified in Section 365 of the 2006 Act, not

exceeding GBP 50,000 in total, [Authority expires the

 earlier during the period beginning with the date of

 the passing of this Resolution and ending on 14 OCT

2010 or if sooner the date of the Company's AGM in

2010]

PROPOSAL #S.12: Authorize the Company, for the                   ISSUER            YES         ABSTAIN           AGAINST

purposes of Section 166 of the Companies Act 1985, to

 make market purchases [Section 163(3) of the Act] of

 up to 175,403,000 ordinary shares of 28 4/7 pence

each in the capital of the Company [Ordinary Shares],

 at a minimum price of 28 4/7 pence and up to 105% of

 the average of the middle market quotations for such

 shares derived from the London Stock Exchange Daily

Official List, over the previous 5 business days

immediately preceding the day on which that Ordinary

Share is contracted to be purchased and the higher of

 the price of the last Independent Trade and the

highest current bid as stipulated by Article 5[1] of

Commission Regulation [EC] 22 DEC 2003 implementing

the Market Abuse Directive as regards exemptions for

buy back programmes and stabilization of financial

instruments [No. 2273/2003] [exclusive of associated

expenses]; and [Authority expires the earlier of the

conclusion of the next AGM of the Company or 15

months]; the Company, before the expiry, may make a

contract to purchase ordinary shares which will or

may be executed wholly or partly after such expiry

PROPOSAL #S.13: Approve that with effect 00.01 am on         ISSUER            YES         ABSTAIN           AGAINST

01 OCT 2009: (i) amend the Articles of Association by

 deleting all the provisions of the Company's

Memorandum of Association which, by virtue of Section

 28 Companies Act 2006, are to be treated as

provisions of the Company's Articles of Association;

and (ii) adopt the Articles of Association of the

Company in substitution for, and to the exclusion of

the existing Articles of Association

PROPOSAL #S.14: Approve a general mandate other than         ISSUER            YES         ABSTAIN           AGAINST

a AGM may be called on not less than 14 clear days'

notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JC DECAUX SA, NEUILLY SUR SEINE

  TICKER:                  N/A                 CUSIP:   F5333N100

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FY 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #O.3: Approve the allocation of income                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approve the expenditures and non tax-         ISSUER            YES             FOR                  FOR

deductible expenses pursuant to Article 39-4 of the

General Tax Code

PROPOSAL #O.5: Approve the Regulated Agreement                    ISSUER            YES             FOR                  FOR

PROPOSAL #O.6: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

operate on the shares of the Company

PROPOSAL #E.7: Authorize the Executive Board to                 ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of treasury

PROPOSAL #E.8: Grant powers to accomplish the                     ISSUER            YES             FOR                  FOR

formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JERONIMO MARTINS SGPS SA

  TICKER:                  N/A                 CUSIP:   X40338109

  MEETING DATE:      4/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to resolve on the 2009 Annual            ISSUER             NO              N/A                  N/A

report and accounts

PROPOSAL #2: Approve to resolve on the proposal for          ISSUER             NO              N/A                  N/A

the application of results

PROPOSAL #3: Approve to resolve on the 2009                        ISSUER             NO              N/A                  N/A

consolidated Annual report and accounts

PROPOSAL #4: Approve to assess in general terms the          ISSUER             NO              N/A                  N/A

Management and Audit of the Company

PROPOSAL #5: Approve to assess the statement on the          ISSUER             NO              N/A                  N/A

remuneration policy of the Management and Audit

bodies of the Company prepared by the remuneration

PROPOSAL #6: Elect the Governing Bodies for the year         ISSUER             NO              N/A                  N/A

2010-2012

PROPOSAL #7: Elect the members of the remuneration            ISSUER             NO              N/A                  N/A

committee for the year 2010-2012

PROPOSAL #8: Authorize the Board of Directors to                ISSUER             NO              N/A                  N/A

purchase and dispose of own shares of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JOHNSON MATTHEY PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G51604109

  MEETING DATE:      7/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's accounts for the         ISSUER            YES             FOR                  FOR

YE 31 MAR 2009

PROPOSAL #2.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 MAR 2009

PROPOSAL #3.: Declare a final dividend of 26.0 pence         ISSUER            YES             FOR                  FOR

per share on the ordinary shares

PROPOSAL #4.: Elect Sir Thomas Harris as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #5.: Elect Mr. R.J. MacLeod as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #6.: Re-elect Sir John Banham as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #7.: Re-elect Mr. N.A.P. Carson as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #8.: Re-elect Mr. L.C. Pentz as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #9.: Re-appoint KPMG Audit Plc as the                   ISSUER            YES             FOR                  FOR

Auditors for the forthcoming year

PROPOSAL #10.: Authorize the Directors to determine          ISSUER            YES             FOR                  FOR

the remuneration of the Auditors

PROPOSAL #11.: Authorize the Company to make                       ISSUER            YES             FOR                  FOR

political donations and incur political expenditure

within certain limits

PROPOSAL #12.: Approve to increase the authorized              ISSUER            YES             FOR                  FOR

share capital of the Company

PROPOSAL #13.: Authorize the Directors to allot shares      ISSUER            YES             FOR                  FOR

PROPOSAL #S.14: Approve to disapply the pre-emption          ISSUER            YES             FOR                  FOR

rights attaching to shares

PROPOSAL #S.15: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases of its own shares

PROPOSAL #S.16: Approve to call general meetings                ISSUER            YES             FOR                  FOR

other than AGMs on not less than 14 clear days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JULIUS BAER GROUP LTD

  TICKER:                  N/A                 CUSIP:   H4414N103

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report, the annual            ISSUER            YES             FOR                  FOR

accounts and the accounts of the group 2009 and the

report of the Auditors

PROPOSAL #2: Approve the appropriation of the                     ISSUER            YES             FOR                  FOR

disposable profit

PROPOSAL #3: Grant discharge to the Members of the            ISSUER            YES             FOR                  FOR

Board of Directors and the Executive Board for the

2009 FY

PROPOSAL #4.1.1: Re-elect Mr. Dr. Rolf. P. Jetzer as         ISSUER            YES         AGAINST           AGAINST

a Member of the Board of Directors' for a 3 year team

PROPOSAL #4.1.2: Re-elect Mr. Gareth Penny as a                 ISSUER            YES             FOR                  FOR

Member of the Board of Directors' for a 3 year team

PROPOSAL #4.1.3: Re-elect Mr. Daniel J. Sauter as a          ISSUER            YES         AGAINST           AGAINST

Member of the Board of Directors' for a 3 year team

PROPOSAL #4.2: Election of Mrs Claire Giraut as a              ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a 2 year term

PROPOSAL #5.: Election of KPMG AG, Zurich as the                ISSUER            YES             FOR                  FOR

Statutory Auditors for another 1 year period

PROPOSAL #6.: Amend Articles 4.3 and 4.5 of the                 ISSUER            YES             FOR                  FOR

Articles of Incorporation of the Company as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  K+S AKTIENGESELLSCHAFT, S AKTIENGESELLSCHAFT

  TICKER:                  N/A                 CUSIP:   D48164103

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements, the group annual report, and the reports

 pursuant to Sections 289(4) and 315(4) of the German

 Commercial code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 46,149,746.16 as follows:

 payment of a dividend of EUR 0.20 per no-par share

EUR 7,869,746.16 shall be carried forward ex-dividend

 and payable date: 12 MAY 2010

PROPOSAL #3.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 Members of the Board of Managing Director's

PROPOSAL #4.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #5.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #6.: Election of George Cardona to the                 ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #7.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: Deloitte + Touche GMBH, Hanover

PROPOSAL #8.: Resolution on the authorization to                ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds, the creation

of contingent capital and the corresponding amendment

 to the Articles of Association the existing

authorization approved by the shareholders' meeting

of 10 MAY 2006, to issue convertible and/or warrant

bonds and the creation of contingent capital shall be

 revoked; the board of Managing Directors shall be

authorized, with the consent of the Supervisory

Board, to issue registered and/or bearer bonds of up

to EUR 1,500,000,000 conferring convertible and/or

option rights for shares of the Company, on or before

 10 MAY 2015; shareholders shall be granted

subscription rights except for the issue of bonds

conferring convertible and/or option rights for

shares of the Company of up to 10% of the share

capital at a price not materially below their

theoretical market value, for the granting of such

rights to holders of convertible and/or option

rights, for residual amounts, and for the issue of

bonds for acquisition purposes; the Company's share

capital shall be increased accordingly by up to EUR

19,140,000 through the issue of up to 19,140,000 new

no-par shares, insofar as convertible and/or option

rights are exercised [contingent capital]

PROPOSAL #9.: Resolution on the creation of new                 ISSUER            YES             FOR                  FOR

authorized capital and amendments to the Articles of

Association the existing authorization in item 8

approved by the shareholders' meeting of 10 MAY 2006,

 shall be revoked; the Board of Managing Directors

shall be authorized, with the consent of the

Supervisory Board, to increase the share capital by

up to EUR 57,420,000 through the issue of new bearer

no-par shares against contributions in cash and/or

kind, for a period of 5 years, on or before 10 MAY

2015; shareholders' subscription rights may be

excluded if the shares are issued at a price not

materially below the market price of identical

shares, and for residual amounts

PROPOSAL #10.: Resolution on the authorization to              ISSUER            YES             FOR                  FOR

acquire own shares the Company shall be authorized to

 acquire own shares of up to 10% of its share

capital, at a price not differing more than 10% from

the market price of the shares, on or before 10 MAY

2015; the Board of Managing Directors shall be

authorized to sell the shares on the stock exchange

or by a rights offering, to dispose of the shares in

a manner other than the stock exchange or an offer to

 all shareholders if the shares are sold at a price

not materially below their market price, to use the

shares for acquisition purposes or for satisfying

option and convertible rights, and to retire the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KAZAKHMYS

  TICKER:                  N/A                 CUSIP:   G5221U108

  MEETING DATE:      1/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve that the proposed sale of 50%          ISSUER            YES             FOR                  FOR

of the issued share capital of Ekibestuz GRE-1

Limited Liability Partnership to Joint stock Company

National Welfare Fund Samruk-Kazyna  the Transaction

, as specified, pursuant to the terms and subject to

the conditions of a sale and purchase agreement

entered into on 09 DEC 2009 between Kazakhmys PLC,

Eklbastuz Holdings B.V. and Joint stock Company

National welfare fund samruk-Kazyna  the 'Sale and

Purchase Agreement' , and authorize the Directors of

the Company to do all such acts and things as they

may in their absolute discretion consider necessary

and/or desirable in order to implement and complete

the Transaction in accordance with the terms

described in the sale and purchase agreement, subject

 to such immaterial amendments or variations thereto

as the Directors of the company may in their absolute

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KAZAKHMYS

  TICKER:                  N/A                 CUSIP:   G5221U108

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Directors and Auditors                 ISSUER            YES             FOR                  FOR

reports and the accounts of the Company for the YE 31

 DEC 2009

PROPOSAL #2: Declare a final dividend of 9.0 US cents        ISSUER            YES             FOR                  FOR

 per ordinary share

PROPOSAL #3: Approve the Directors remuneration                 ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #4: Re-elect Philip Aiken as a Director, who        ISSUER            YES             FOR                  FOR

 retires in accordance with the Company's Articles of

 Association

PROPOSAL #5: Re-elect Simon Heale as a Director, who         ISSUER            YES             FOR                  FOR

retires in accordance with the Company's Articles of

Association

PROPOSAL #6: Re-elect David Munro as a Director, who         ISSUER            YES             FOR                  FOR

retires in accordance with the Company's Articles of

Association

PROPOSAL #7: Election of Clinton Dines as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-appoint Ernst & Young LLP as the                ISSUER            YES             FOR                  FOR

Auditors of the Company until the conclusion of the

next general meeting at which accounts are laid

before the Company

PROPOSAL #9: Authorize the Directors to set the                 ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #10: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 pursuant to and in accordance with Section 551 of

the Companies Act 2006 [the 2006 Act] to allot share

or grant rights to subscribe for or to convert any

security into shares: a) up to a nominal amount of

GBP 35,682,689; b) comprising equity securities [as

defined in Section 560[1] of the 2006 Act] up to a

further nominal amount of GBP 35,682,689 in

connection with an offer by way of rights issue; such

 authorities to apply in substitution for all

previous authorities pursuant to Section 80 of the

Companies Act 1985; [Authority expires at the

conclusion of the next AGM or on 30 JUN 2011],

whichever is the earlier, so that the Company may

make offers and enter into agreements during the

relevant period which would or might, require shares

to be allotted or rights to subscribe for or to

convert any security into shares to be granted after

the authority ends; for the purpose of this

Resolution rights issue means an offer to: i)

ordinary shareholders in proportion [as nearly as may

 be practicable] to their existing holdings; and ii)

holders of other equity securities as required by the

 rights of those securities or, as the Directors

consider it necessary, as permitted by the rights of

those securities, to subscribe for the further

securities by means of the issue of renounceable

letter [or other negotiable document] which may be

traded for a period before payment for the securities

 is due, but subject to such exclusions or other

arrangements as the Directors may deem necessary or

expedient in relation to treasury shares, fractional

entitlements, record dates or legal, regulatory or

practicable problems in, or under the laws of, any

PROPOSAL #S.11: Authorize the Directors of the                   ISSUER            YES             FOR                  FOR

Company, subject to passing of Resolution 10

opposite, to allot equity securities [as defined in

Section 560[1] of the 2006 Act] wholly for cash: a)

pursuant to the authority given by paragraph [a] of

Resolution 10 opposite or where the allotment of

equity securities by virtue of Section 560[3] of the

2006 Act in each case: [1] in connection with a pre-

emptive offer and [2] otherwise than in a connection

with a pre-emptive offer, up to an aggregate nominal

amount of GBP 5,352,403; and b) pursuant to the

authority given by paragraph [b] of Resolution 10

opposite in connection with a rights issue, as if

section 561[1] of the 2006 Act did not apply to any

such allotment; [Authority expires at the conclusion

of the next AGM or on 30 JUN 2011], whichever is the

earlier, so that the Company may make offers and

enter into agreements during this period which would,

 or might, require equity securities to be allotted

after the power ends and the Board may allot equity

securities under any such offer or agreement as if

the power had not ended; for the purpose of this

Resolution [i] rights issue has the same meaning as

in Resolution 10 opposite; [ii] pre-emptive offer

means an offer of equity securities open for

acceptance for a period fixed by the Directors to the

 holders [other than the Company] on the register on

a record date fixed by the Directors of ordinary

shares in proportion to their respective holdings but

 subject to such exclusions or other arrangements as

the Directors may deem necessary or expedient in

relation to treasury shares, fractional entitlements,

 record dates or legal, regulatory or practicable

problems in, or under the laws of, any territory;

[iii] references to allotment of equity securities

shall include a sale of treasury shares; and [iv] the

 nominal amount of any securities shall taken to be,

in case of rights to subscribe for or convert any

securities into shares of the Company, the nominal

amount of such shares which may be allotted pursuant

PROPOSAL #S.12: Authorize the Directors of the                   ISSUER            YES             FOR                  FOR

Company for the purposes of Section 701 of the

Companies Act 2006 [the 2006 Act] to make one or more

 market purchases [within the meaning of Section

693[4] of the 2006 Act] of ordinary shares of 20

pence each in the capital of the Company provided

that: [12.1] the maximum aggregate number of ordinary

 shares authorized to be purchased is GBP 53,524,033;

 [12.2] the minimum price which may be paid for an

ordinary share is 20 pence per ordinary share [12.3]

the maximum price which may be paid for an ordinary

share is an amount equal to the higher of [a] 105%of

the average of the closing price of the Company's

ordinary shares as derived from the London Stock

Exchange Daily official list for the 5 business days

immediately preceding the day on which such ordinary

share is contracted to be purchased or [b] the higher

 of the price of the last independent trade and the

highest current bid as stipulated by Article 5[1] of

Commission Regulation [EC] 22 DEC 2003 implementing

the market abuse directive as regards exemptions for

buy-back programmes and stabilization of financial

instruments [No 2273/2003]; [Authority shall expire

at the conclusion of the Company's next AGM] save

that the Company may make a contract or contracts to

purchase ordinary shares under this authority before

the expiry of such authority which will or may be

executed wholly or partly after the expiry of such

PROPOSAL #13: Approve the rules of the Kazakhmys UK          ISSUER            YES             FOR                  FOR

Sharesave Plan 2010 [the UK Sharesave Plan] the main

features of which are summarized in appendix 1 of

this notice of AGM and which are produced to the

meeting and initialled by the Chairman for the

purposes of identification be approved; and authorize

 the Directors to make such modifications to the UK

Sharesave Plan as they may consider necessary to take

 account of the requirements of HM Revenue & Customs,

 the financial Services authority and best practice,

and to adopt the UK Sharesave Plan as so modified and

 to do all acts and things necessary to implement and

 operate the UK Sharesave Plan

PROPOSAL #14: Approve the rules of the Kazakhmys                ISSUER            YES             FOR                  FOR

International Sharesave Plan 2010 [the International

Sharesave Plan] the main features of which are

summarized in appendix 1 of this notice of AGM and

which are produced to the meeting and initialled by

the Chairman for the purposes of identification be

approved; a) make such modifications to the

international Sharesave Plan as they may consider

necessary to take account of the requirements of the

financial services authority and best practice, and

to adopt the International Sharesave Plan as so

modified and to do all acts and things necessary to

implement and operate the International Sharesave

Plan; and b) establish further schedules or plans

based on the International Sharesave Plan which will

be for the benefit of overseas employees, but subject

 to such modifications as they may consider necessary

 to take account of the applicable tax, exchange

control, financial regulations or securities laws in

overseas territories, provided that any ordinary

shares of the Company made available under such

further schedules or plans of the Company are treated

 as counting against the limits on individual or

overall participation in the International Sharesave

PROPOSAL #15: Approve the rules and trust deed of the        ISSUER            YES             FOR                  FOR

 Kazakhmys UK Share Incentive Plan 2010 [the UK SIP]

the main features of which are summarized in appendix

 1 of this notice of AGM and which are produced to

the meeting and initialled by the Chairman for the

purposes of identification; authorize the Directors

to make such modifications to the UK SIP as they may

consider necessary to take account of the

requirements of HM Revenue & Customs, the Financial

Services Authority and best practice, and to adopt

the UK SIP as so modified and to do all acts and

things necessary to implement and operate the UK SIP

PROPOSAL #16: Approve the rules of the Kazakhmys                ISSUER            YES             FOR                  FOR

International Share Incentive Plan 2010 [the

International SIP] the main features of which are

summarized in appendix 1 of this notice of AGM and

which are produced to the meeting and initialled by

the Chairman for the purposes of identification be

approved; authorize the Directors, to make such

modifications to the International SIP as they may

consider necessary to take account of the

requirements of the financial services authority and

best practice, and to adopt the International SIP as

so modified and to do all acts and things necessary

to implement and operate the International SIP; and

b) establish further schedules or plans based on the

International SIP which will be for the benefit of

overseas employees, but subject to such modifications

 as they may consider necessary to take account of

the applicable tax, exchange control, financial

regulations or securities laws in overseas

territories, provided that any ordinary shares of the

 Company made available under such further schedules

or plans of the Company are treated as counting

against the limits on individual or overall

participation in the International SIP

PROPOSAL #17: Approve the rules and amendments to the        ISSUER            YES             FOR                  FOR

 rules of the Kazakhmys Long Term Incentive Plan 2007

 [the LTIP] to grant future awards under the LTIP

over new issue shares and treasury shares and

permitting the Company to grant awards to executive

Directors as described and summarized in appendix II

of this notice of AGM and which are produced in draft

 to this meeting and initialled by the Chairman for

the purposes of identification be approved

PROPOSAL #18: Approve the rules and amendments to the        ISSUER            YES             FOR                  FOR

 rules Kazakhmys UK Executive Share Option Plan [the

ESOP] to grant options under the ESOP over new issue

shares and treasury shares and permitting the Company

 to grant options to executive Directors as described

 and summarized in appendix II of this notice of AGM

and which are produced in draft to this meeting and

initialled by the Chairman for the purposes of

identification be approved; to make such

modifications to the Rules of ESOP which are

necessary to take account of the requirements of HM

Revenue & Customs, the Financial Services Authority

PROPOSAL #S.19: Approve the permit calling of general        ISSUER            YES             FOR                  FOR

 meeting other than an AGM on not less than 14 clear

days notice

PROPOSAL #S.20: Adopt the Articles of Association              ISSUER            YES             FOR                  FOR

produced to the meeting and initialled by the

Chairman for the purposes of identification in

substitution for, and to the exclusion of, the

existing Articles of Association of the Company, with

 effect from the conclusion of the meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KBC GROUPE SA, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B5337G162

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Receive Directors' report                              ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: Receive Auditors' report                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: Receive consolidated financial                     ISSUER             NO              N/A                  N/A

statements and statutory reports

PROPOSAL #A.4: Approve to accept financial statements        ISSUER             NO              N/A                  N/A

PROPOSAL #A.5: Approve the allocation of income                  ISSUER             NO              N/A                  N/A

PROPOSAL #A.6: Grant discharge the Directors                       ISSUER             NO              N/A                  N/A

PROPOSAL #A.7: Grant discharge the Auditors                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.8.A: Approve the cooptation of Jan                   ISSUER             NO              N/A                  N/A

Vanhevel as a Director

PROPOSAL #A.8.B: Re-elect Germain Vantieghem as a              ISSUER             NO              N/A                  N/A

Director

PROPOSAL #A.8.C: Re-elect Marc Wittemans as a Director      ISSUER             NO              N/A                  N/A

PROPOSAL #A.8.D: Election of Luc Philips as a Director      ISSUER             NO              N/A                  N/A

PROPOSAL #A.8.E: Election of Piet Vantemsche as a              ISSUER             NO              N/A                  N/A

Director

PROPOSAL #A.8.F: Election of Alain Bostoen as a                 ISSUER             NO              N/A                  N/A

Director

PROPOSAL #A.8.G: Election of Marc De Ceuster as a              ISSUER             NO              N/A                  N/A

Director

PROPOSAL #A.8.H: Election of Eric Stroobants as a              ISSUER             NO              N/A                  N/A

Director

PROPOSAL #A.8.I: Election of Jean-Pierre Hansen as a         ISSUER             NO              N/A                  N/A

Director

PROPOSAL #A.8.J: Approve to indicate Jo Cornu as an          ISSUER             NO              N/A                  N/A

Independent Board Member

PROPOSAL #A.8.K: Election of Ernst and Young as the          ISSUER             NO              N/A                  N/A

Auditors and approve the Auditor's remuneration

PROPOSAL #A.9: Transact other business                                  ISSUER             NO              N/A                  N/A

PROPOSAL #E.1: Receive special Board report                        ISSUER             NO              N/A                  N/A

regarding: Issue of Profit-Sharing Certificates

PROPOSAL #E.2: Receive special Auditor report                     ISSUER             NO              N/A                  N/A

regarding: Elimination of Preemptive Rights for

conversion of Profit-Sharing   Certificates

PROPOSAL #E.3: Amend the Articles regarding: Issuance        ISSUER             NO              N/A                  N/A

 of Profit-Sharing Certificates

PROPOSAL #E.4: Approve the terms and conditions of            ISSUER             NO              N/A                  N/A

Profit-Sharing Certificates

PROPOSAL #E.5: Amend the Articles regarding: Title II        ISSUER             NO              N/A                  N/A

PROPOSAL #E.6: Amend the Articles regarding:                       ISSUER             NO              N/A                  N/A

Placement of Securities

PROPOSAL #E.7: Amend the Articles regarding:                       ISSUER             NO              N/A                  N/A

Repurchase of Securities

PROPOSAL #E.8: Amend the Articles regarding: general         ISSUER             NO              N/A                  N/A

meeting

PROPOSAL #E.9: Amend the Articles regarding: proxies         ISSUER             NO              N/A                  N/A

PROPOSAL #E.10: Amend the Articles regarding: meeting        ISSUER             NO              N/A                  N/A

 formalities

PROPOSAL #E.11: Amend the Articles regarding:                     ISSUER             NO              N/A                  N/A

adjournment of meeting

PROPOSAL #E.12: Amend the Articles regarding:                     ISSUER             NO              N/A                  N/A

allocation of income

PROPOSAL #E.13: Amend the Articles regarding:                     ISSUER             NO              N/A                  N/A

liquidation

PROPOSAL #E.14: Amend the Articles regarding:                     ISSUER             NO              N/A                  N/A

repurchase of shares to prevent a serious and

imminent harm

PROPOSAL #E.15: Approve to eliminate preemptive                 ISSUER             NO              N/A                  N/A

rights regarding: item 16

PROPOSAL #E.16: Approve the issuance of shares for            ISSUER             NO              N/A                  N/A

conversion of profit-sharing Certificates

PROPOSAL #E.17: Authorize the implementation of                 ISSUER             NO              N/A                  N/A

approved resolutions regarding: conversion of profit-

sharing certificates

PROPOSAL #E.18: Authorize the implementation of                 ISSUER             NO              N/A                  N/A

approved resolutions regarding: terms and conditions

of profit-sharing certificates

PROPOSAL #E.19: Discuss merger with Fidabel NV                    ISSUER             NO              N/A                  N/A

PROPOSAL #E.20: Approve the Merger Agreement with              ISSUER             NO              N/A                  N/A

Fidabel NV

PROPOSAL #E.21: Approve the merger by absorption of          ISSUER             NO              N/A                  N/A

Fidabel NV

PROPOSAL #E.22: Authorize the implementation of                 ISSUER             NO              N/A                  N/A

approved resolutions

PROPOSAL #E.23: Authorize the coordination of the              ISSUER             NO              N/A                  N/A

Articles

PROPOSAL #E.24: Approve the filing of required                   ISSUER             NO              N/A                  N/A

documents/formalities at trade

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KERRY GROUP PLC

  TICKER:                  N/A                 CUSIP:   G52416107

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report and accounts                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Declare the dividend                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.A.I: Re-election of Mr. Denis Buckley as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.AII: Re-election of Mr. Michael Dowling          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.B.I: Re-election of Mr. Michael J Fleming        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #3.BII: Re-election of Mr. John Twomey as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.C.I: Re-election of Mr. Denis Carroll as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.CII: Re-election of Mr. Stan Mccarthy as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3CIII: Re-election of Mr. Donal O Donoghue         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3CIV: Re-election of Mr. Gerard O Hanlon as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #4: Approve the remuneration of the Auditors        ISSUER            YES             FOR                  FOR

PROPOSAL #5: Ordinary resolution  section 20 authority      ISSUER            YES             FOR                  FOR

PROPOSAL #S.6: Approve the disapplication off Section        ISSUER            YES             FOR                  FOR

 23

PROPOSAL #S.7: Authorize the Company to make purcahse        ISSUER            YES             FOR                  FOR

 of its own shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KESKO CORP, HELSINKI

  TICKER:                  N/A                 CUSIP:   X44874109

  MEETING DATE:      3/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Approve the calling of the meeting to            ISSUER             NO              N/A                  N/A

order

PROPOSAL #3: Elect the persons to scrutinize the                ISSUER             NO              N/A                  N/A

minutes and to supervise the counting of

PROPOSAL #4: Approve to record the legality of the            ISSUER             NO              N/A                  N/A

meeting

PROPOSAL #5: Approve to record the attendance at the         ISSUER             NO              N/A                  N/A

meeting and adoption of the list of votes

PROPOSAL #6: Approve to review the President and the         ISSUER             NO              N/A                  N/A

CEO

PROPOSAL #7: Approve the presentation of the 2009              ISSUER             NO              N/A                  N/A

financial statements, the report of the Board of

Directors and the Auditors' report

PROPOSAL #8: Adopt the financial statements                         ISSUER            YES             FOR                  FOR

PROPOSAL #9: Approve to pay a dividend of EUR 0.90            ISSUER            YES             FOR                  FOR

per share

PROPOSAL #10: Grand discharge the liability of Board         ISSUER            YES             FOR                  FOR

Members and the Managing Director

PROPOSAL #11: Approve the Board members' fees and the        ISSUER            YES             FOR                  FOR

 basis for reimbursement of expenses

PROPOSAL #12: Approve the number of members of the            ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #13: Approve that the term of the current            ISSUER            YES             FOR                  FOR

Board Members will expire at close of 2012 AGM

PROPOSAL #14: Approve the remuneration of the Auditor        ISSUER            YES             FOR                  FOR

PROPOSAL #15: Elect the PricewaterhouseCoopers Oy as         ISSUER            YES             FOR                  FOR

the Auditor

PROPOSAL #16: Amend the Articles of Association                  ISSUER            YES             FOR                  FOR

PROPOSAL #17: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KINGFISHER PLC

  TICKER:                  N/A                 CUSIP:   G5256E441

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the annual report and         ISSUER            YES             FOR                  FOR

accounts for 2010

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report for 2010

PROPOSAL #3: Approve the payment of a final dividend         ISSUER            YES             FOR                  FOR

PROPOSAL #4: Elect Mr. Anders Dahlvig as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #5: Elect Mr. Andrew Bonfield as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Mr. Daniel Bernad as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Mrs. Janis Kong as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-appoint the Auditors                                     ISSUER            YES             FOR                  FOR

PROPOSAL #9: Authorize the Directors to agree the              ISSUER            YES             FOR                  FOR

Auditors' remuneration

PROPOSAL #10: Authorize the Directors to allot new            ISSUER            YES             FOR                  FOR

shares

PROPOSAL #11: Authorize the Company to make political        ISSUER            YES             FOR                  FOR

 donations

PROPOSAL #S.12: Approve to disapply pre-emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.13: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own shares

PROPOSAL #S.14: Approve the calling of a general                ISSUER            YES             FOR                  FOR

meeting, other than an AGM on 14 day's notice

PROPOSAL #S.15: Adopt new Articles of association of         ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #16: Approve the Kingfisher Share Incentive         ISSUER            YES             FOR                  FOR

Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KLEPIERRE (EX-COMPAGNIE FONCIERE KLEPIERRE), PARIS

  TICKER:                  N/A                 CUSIP:   F5396X102

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual financial                        ISSUER            YES             FOR                  FOR

statements for FY 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the  FY 2009

PROPOSAL #O.3: Approve the transactions and                        ISSUER            YES             FOR                  FOR

agreements for pursuant to the Article L. 225-86 of

the Commercial Code

PROPOSAL #O.4: Approve the income for FY 2009                      ISSUER            YES             FOR                  FOR

PROPOSAL #O.5: Approve the payment of the dividend in        ISSUER            YES             FOR                  FOR

 cash or shares

PROPOSAL #O.6: Approve the renewal of Mr. Bertrand de        ISSUER            YES             FOR                  FOR

 Feydeau's term as a Supervisory Board member

PROPOSAL #O.7: Approve the renewal of Mr. Dominique          ISSUER            YES             FOR                  FOR

Hoenn's term as a Supervisory Board member

PROPOSAL #O.8: Approve the renewal of Mr. Vivien                ISSUER            YES             FOR                  FOR

Levy-Garboua's term as a Supervisory Board member

PROPOSAL #O.9: Ratify the co-optation of Mrs.                     ISSUER            YES         AGAINST           AGAINST

Dominique Aubernon as a Supervisory Board member

PROPOSAL #O.10: Approve the renewal of the Cabinet            ISSUER            YES             FOR                  FOR

Mazars' term, as permanent Co-Statutory Auditor and

Mr. Patrick de Cambourg's term as Substitute Co-

Statutory Auditor

PROPOSAL #O.11: Approve the renewal of the Cabinet            ISSUER            YES             FOR                  FOR

Deloitte et Associes' term, as permanent Co-Statutory

 Auditor and BEAS' term as Substitute Co-Statutory

Auditor

PROPOSAL #O.12: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

proceed with trading the shares of the Company

PROPOSAL #E.13: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of treasury

shares

PROPOSAL #E.14: Grant powers for the formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KONE OYJ

  TICKER:                  N/A                 CUSIP:   X4551T105

  MEETING DATE:      3/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Calling the meeting to order                           ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Election of person to scrutinize the            ISSUER             NO              N/A                  N/A

minutes and persons to supervise the counting of votes

PROPOSAL #4.: Recording the legality of the meeting           ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Recording the attendance at the meeting        ISSUER             NO              N/A                  N/A

 and adoption of the list of votes

PROPOSAL #6.: Presentation of the annual accounts,            ISSUER             NO              N/A                  N/A

the report of the Board of Directors and the Auditors

 report for the year 2009

PROPOSAL #7.: Adopt the accounts                                            ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Approve the actions on profit or loss:         ISSUER            YES             FOR                  FOR

Boards proposal to pay dividend EUR 1.30 per share to

 B shares and 1,295 EUR to A shares, Boards proposal

to donate EUR 3,500,000 to universities and

distribute 100,000 B shares and max EUR 100,000 to

Kone Corp Centennial Foundation

PROPOSAL #9.: Grant discharge from liability                       ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Approve the remuneration of the Board         ISSUER            YES             FOR                  FOR

Members

PROPOSAL #11.: Approve the number of Board Members             ISSUER            YES             FOR                  FOR

PROPOSAL #12.: Elect Messrs M. Alahuhta, A. Brunila,         ISSUER            YES         AGAINST           AGAINST

R. Hanhinen, A. Herlin, S. Kimura, S. Hamalainen-

Lindfors, J. Kaskeala, S. Pietikainen as the Board

Members and J. Herlin as the Deputy Member

PROPOSAL #13.: Approve the remuneration of the                   ISSUER            YES             FOR                  FOR

Auditor(s]

PROPOSAL #14.: Approve the number the Auditors                    ISSUER            YES             FOR                  FOR

PROPOSAL #15.: Elect the Auditor(s]                                       ISSUER            YES             FOR                  FOR

PROPOSAL #16.: Approve to establish the Kone Corp              ISSUER            YES             FOR                  FOR

Centennial Foundation and distribution of treasury

shares

PROPOSAL #17.: Authorize the Board to decide on                 ISSUER            YES             FOR                  FOR

purchasing Company's own shares

PROPOSAL #18.: Authorize the Board to decide on share        ISSUER            YES             FOR                  FOR

 issue and grant stock options and other special

PROPOSAL #19.: Closing of the meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KONINKLIJKE AHOLD NV

  TICKER:                  N/A                 CUSIP:   N0139V142

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2: Report of the Corporate Executive Board         ISSUER             NO              N/A                  N/A

for FY 2009

PROPOSAL #3: Corporate Governance update                              ISSUER             NO              N/A                  N/A

PROPOSAL #4: Explanation of policy on additions to            ISSUER             NO              N/A                  N/A

reserves and dividends

PROPOSAL #5: Adopt 2009 financial statements                       ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve to determine the dividend over          ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #7: Grant Discharge of liability of the                ISSUER            YES             FOR                  FOR

Members of the Corporate Executive Board

PROPOSAL #8: Grant Discharge of liability of the                ISSUER            YES             FOR                  FOR

Members of the Supervisory Board

PROPOSAL #9: Appointment of Mr. J.F. Rishton for a            ISSUER            YES             FOR                  FOR

new term as a Member of the Corporate

PROPOSAL #10: Appointment of Mr. L.J. Hijmans van den        ISSUER            YES             FOR                  FOR

 Bergh as a Member of the Corporate

PROPOSAL #11: Appointment of Mrs. J.A. Sprieser for a        ISSUER            YES             FOR                  FOR

 new term as a Member of the

PROPOSAL #12: Amend the remuneration of the                        ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #13: Appointment of Deloitte Accountants              ISSUER            YES             FOR                  FOR

B.V. as the external Auditor of the

PROPOSAL #14: Authorize the Corporate Executive Board        ISSUER            YES             FOR                  FOR

 for a period of 18 months, i.e. until and including

13 OCT 2011, to issue common shares or grant rights

to acquire common shares up to a maximum of 10% of

the issued share capital, subject to the approval of

the Supervisory Board

PROPOSAL #15: Authorize the Corporate Executive Board        ISSUER            YES             FOR                  FOR

 for a period of 18 months, i.e. until and including

13 OCT 2011, to restrict or exclude, subject to the

approval of the Supervisory Board, pre-emptive rights

 in relation to the issue of common shares or the

granting of rights to acquire common shares

PROPOSAL #16: Authorize the Corporate Executive Board        ISSUER            YES             FOR                  FOR

 for a period of 18 months, i.e. until and including

13 OCT 2011, to acquire shares in the Company,

subject to the approval of the Supervisory Board, up

to a maximum of 10% of the issued share capital at

the date of acquisition

PROPOSAL #17: Approve to cancel the common shares in         ISSUER            YES             FOR                  FOR

the share capital of the Company held or to be

acquired by the Company; the number of shares that

will be cancelled shall be determined by the

Corporate Executive Board

PROPOSAL #18: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KONINKLIJKE BOSKALIS WESTMINSTER NV

  TICKER:                  N/A                 CUSIP:   N14952266

  MEETING DATE:      8/19/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.a: Approve the recommendation by the                ISSUER             NO              N/A                  N/A

general meeting of shareholders to nominate 1 Member

of the Supervisory Board

PROPOSAL #2.b: Appoint, if no recommendation is                 ISSUER             NO              N/A                  N/A

submitted, the recommendation of the Supervisory

Board, Mr. M. P. Kramer to the Supervisory Board with

 effect from 19 AUG 2009

PROPOSAL #3.: Close                                                                   ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KONINKLIJKE BOSKALIS WESTMINSTER NV

  TICKER:                  N/A                 CUSIP:   N14952266

  MEETING DATE:      12/7/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Explanation of the proposed bid for all        ISSUER             NO              N/A                  N/A

 outstanding shares of Smit Internationale N.V

PROPOSAL #3.a: Appoint the Board of Management for a         ISSUER             NO              N/A                  N/A

period of 12 months, starting on 07 DEC 2009 as the

competent body to decide, subject to the approval of

the Supervisory Board, to: issue ordinary shares up

to a maximum of 20% of the number of ordinary shares

issued at present and to grant rights to subscribe to

 ordinary shares

PROPOSAL #3.b: Appoint the Board of Management for a         ISSUER             NO              N/A                  N/A

period of 12 months, starting on 07 DEC 2009 as the

competent body to decide, subject to the approval of

the Supervisory Board, to: limit or exclude

preemptive rights with respect to ordinary shares to

be issued and / or rights to be granted to subscribe

to ordinary shares as referred to above

PROPOSAL #4.: Any other business                                            ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Close                                                                   ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KONINKLIJKE BOSKALIS WESTMINSTER NV

  TICKER:                  N/A                 CUSIP:   N14952266

  MEETING DATE:      3/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Explanation of the merger between the            ISSUER             NO              N/A                  N/A

Company and Smit Internationale N.V. (Smit)

PROPOSAL #3: Approve the decision of the Supervisory         ISSUER             NO              N/A                  N/A

Board and the Board of Management to acquire the full

 outstanding share capital of Smit Internationale NV

PROPOSAL #4.A: Approve, on condition that the public         ISSUER             NO              N/A                  N/A

offer on Smit Internationale NV will be effectuated,

to increase the number of Members of the Supervisory

Board by 1

PROPOSAL #4.B: Approve that, if no recommendation is         ISSUER             NO              N/A                  N/A

submitted, the proposal will be discussed to proceed,

 on the recommendation of the Supervisory Board, to

appoint Mr. H. Hazewinkel as a Member of the

Supervisory Board with effect from the date that the

offer is declared unconditional, under the condition

that the public offer on Smit (the offer) shall be

declared unconditional

PROPOSAL #5: Announcement to the general meeting of          ISSUER             NO              N/A                  N/A

shareholders concerning the intention of the

Supervisory Board to appoint Mr. B. Vree as a Member

of the Board of Management with effect from the

settlement date, under the condition that the offer

is settled

PROPOSAL #6: Announcement to the general meeting of          ISSUER             NO              N/A                  N/A

shareholders concerning the intention of the

Supervisory Board to re-appoint Mr. J. H. Kamps as a

Member of the Board of Management with effect of 17

MAR 2010

PROPOSAL #7: Any other business                                              ISSUER             NO              N/A                  N/A

PROPOSAL #8: Closing of the general meeting                         ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KONINKLIJKE BOSKALIS WESTMINSTER NV

  TICKER:                  N/A                 CUSIP:   N14952266

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the general meeting                         ISSUER             NO              N/A                  N/A

PROPOSAL #2: The discussion of the annual report of          ISSUER             NO              N/A                  N/A

the Board of Management relating to the Company'S

affairs and Management activities in the 2009 FY

PROPOSAL #3.a: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FY 2009

PROPOSAL #3.b: Discussion of the Report of the                   ISSUER             NO              N/A                  N/A

Supervisory Board

PROPOSAL #4: Corporate Governance                                           ISSUER             NO              N/A                  N/A

PROPOSAL #5.a: Appropriation of the profit for 2009           ISSUER             NO              N/A                  N/A

PROPOSAL #5.b: Approve the dividend                                       ISSUER            YES             FOR                  FOR

PROPOSAL #6: Grant discharge to the Members of the            ISSUER            YES             FOR                  FOR

Board of Management in respect of their management

activities over the past FY

PROPOSAL #7: Grant discharge to the Members of the            ISSUER            YES             FOR                  FOR

Supervisory Board for their supervision of the

Management activities of the Board of Management

during the past FY

PROPOSAL #8: Authorize the Board of Management to              ISSUER            YES             FOR                  FOR

acquire shares in the capital of the Company

PROPOSAL #9: Any other business                                              ISSUER             NO              N/A                  N/A

PROPOSAL #10: Closing of the general meeting                       ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KONINKLIJKE DSM NV

  TICKER:                  N/A                 CUSIP:   N5017D122

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2.a: Annual report by the Managing Board            ISSUER             NO              N/A                  N/A

and Triple P report for 2009

PROPOSAL #2.b: Corporate Governance                                       ISSUER             NO              N/A                  N/A

PROPOSAL #3: Adopt the financial statements for 2009         ISSUER            YES             FOR                  FOR

PROPOSAL #4.a: Approve the reserve policy and                     ISSUER             NO              N/A                  N/A

dividend policy

PROPOSAL #4.b: Adopt the dividend payment for 2009             ISSUER            YES             FOR                  FOR

PROPOSAL #5.a: Approve the liability of the Members          ISSUER            YES             FOR                  FOR

of Managing Board

PROPOSAL #5.b: Approve the liability of the Members          ISSUER            YES             FOR                  FOR

of Supervisory Board

PROPOSAL #6.a: Re-appointment of Mr N.H. Gerardu as a        ISSUER            YES             FOR                  FOR

 Member of Managing Board

PROPOSAL #6.b: Re-appointment of Mr R-D Schwalb as a         ISSUER            YES             FOR                  FOR

Member of Managing Board

PROPOSAL #7.a: Re-appointment of Mr T. De Swaan as a         ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #7.b: Re-appointment of Mr R.J. Routs as a          ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #8: Adopt the remuneration policy of the              ISSUER            YES             FOR                  FOR

Members of the Managing Board

PROPOSAL #9.a: Authorize the Managing Board to issue         ISSUER            YES             FOR                  FOR

ordinary shares

PROPOSAL #9.b: Authorize the Managing Board to limit         ISSUER            YES             FOR                  FOR

or exclude the preferential right when issuing

ordinary shares

PROPOSAL #10: Authorize the Managing Board to have            ISSUER            YES             FOR                  FOR

the Company repurchase shares

PROPOSAL #11: Approve the reduction of the issued              ISSUER            YES             FOR                  FOR

capital by canceling shares

PROPOSAL #12: Any other business                                            ISSUER             NO              N/A                  N/A

PROPOSAL #13: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KONINKLIJKE KPN NV

  TICKER:                  N/A                 CUSIP:   N4297B146

  MEETING DATE:      11/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening and announcements                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Notification regarding the intended              ISSUER             NO              N/A                  N/A

appointment of Mrs. Carla Smits-Nusteling as a Member

 of the Board of Management

PROPOSAL #3.: Closure of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KONINKLIJKE KPN NV

  TICKER:                  N/A                 CUSIP:   N4297B146

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and announcements                                  ISSUER             NO              N/A                  N/A

PROPOSAL #2: Report by the Board of Management for            ISSUER             NO              N/A                  N/A

the FY 2009

PROPOSAL #3: Update on Corporate Governance                         ISSUER             NO              N/A                  N/A

PROPOSAL #4: Adopt the financial statements for the          ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #5: Explanation of the financial and                     ISSUER             NO              N/A                  N/A

dividend policy

PROPOSAL #6: Adopt a dividend over the FY 2009                    ISSUER            YES             FOR                  FOR

PROPOSAL #7: Grant discharge to the Members of the            ISSUER            YES             FOR                  FOR

Board of Management from liability

PROPOSAL #8: Grant discharge to the Members of the            ISSUER            YES             FOR                  FOR

Supervisory Board from liability

PROPOSAL #9: Appoint the Auditor                                            ISSUER            YES             FOR                  FOR

PROPOSAL #10: Amend the remuneration policy for the          ISSUER            YES             FOR                  FOR

Board of Management

PROPOSAL #11: Announcement regarding the intended              ISSUER             NO              N/A                  N/A

extension of the employment contracts of Mr. E. Blok

and Mr. J.B.P. Coopmans as Members of the Board of

Management

PROPOSAL #12: Announcement concerning vacancies in            ISSUER             NO              N/A                  N/A

the Supervisory Board arising in 2011

PROPOSAL #13: Announcement regarding changes in                 ISSUER             NO              N/A                  N/A

composition of the Committees of the Supervisory Board

PROPOSAL #14: Authorize the Board of Management to            ISSUER            YES             FOR                  FOR

resolve that the Company may acquire its own shares

PROPOSAL #15: Approve to reduce the capital through          ISSUER            YES             FOR                  FOR

cancellation of own shares

PROPOSAL #16: Any other business and closure of the          ISSUER             NO              N/A                  N/A

meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KONINKLIJKE VOPAK N V

  TICKER:                  N/A                 CUSIP:   N5075T100

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the general meeting                         ISSUER             NO              N/A                  N/A

PROPOSAL #2: Receive the report of the managing board        ISSUER             NO              N/A                  N/A

 on the FY 2009

PROPOSAL #3: Approve the annual accounts on the FY            ISSUER            YES             FOR                  FOR

2009

PROPOSAL #4: Approve the reservation and dividend              ISSUER             NO              N/A                  N/A

policy of the Company

PROPOSAL #5: Approve the proposed dividend over the          ISSUER            YES             FOR                  FOR

FY 2009 will be declared at EUR 1,25

PROPOSAL #6: Approve the Corporate Governance                      ISSUER             NO              N/A                  N/A

PROPOSAL #7: Grant discharge to the managing Board in        ISSUER            YES             FOR                  FOR

 respect of the duties performed during the past FY

PROPOSAL #8: Grant discharge to the Supervisory Board        ISSUER            YES             FOR                  FOR

 in respect of the duties performed during the past FY

PROPOSAL #9: Amend the remuneration policy for the            ISSUER            YES         AGAINST           AGAINST

Executive Board

PROPOSAL #10: Appoint Mr. F. Eulderink as a Member of        ISSUER            YES             FOR                  FOR

 the Management Board

PROPOSAL #11: Reappoint Mr. C.J. Van Den Driest as a         ISSUER            YES             FOR                  FOR

Member of the Supervisory Board where all details as

laid down in Article 2:158 Paragraph 5, Section 2:

142 Paragraph 3 of the Dutch Civil Code are available

 for the general meeting of share holders

PROPOSAL #12: Authorize the Managing Board subject to        ISSUER            YES             FOR                  FOR

 the approval of the supervisory board, to cause the

company to acquire its own shares for valuable

consideration, up to a maximum number which, at the

time of acquisition, the company is permitted to

acquire pursuant to the provisions of Section 98,

Subsection 2, of Book 2 of the Netherlands Civil

Code, such acquisition may be effected by means of

any type of contract, including stock exchange

transactions and private transactions, the price must

 lie between the nominal value and an amount equal to

 110 percent of the market price by market price is

understood the average of the highest prices reached

by the shares on each of t he five stock exchange

PROPOSAL #13: Approve the proposed English Language          ISSUER            YES             FOR                  FOR

for the publication of the annual report and the

annual account

PROPOSAL #14.A: Amend the Article 3.1-stock split               ISSUER            YES             FOR                  FOR

PROPOSAL #14.B: Approve the proposal to cancel                   ISSUER            YES             FOR                  FOR

Articles 4.5, 4.6 and 10a.8 and to amend Article 16.2

 due to removal Appendix X stock rules

PROPOSAL #14.C: Approve the proposal adjustments to          ISSUER            YES             FOR                  FOR

Dutch Law

PROPOSAL #15: Approve the proposed the general                   ISSUER            YES             FOR                  FOR

meeting assigns PricewaterhouseCoopers accountants

N.V. as the Auditors responsible for auditing the

financial accounts for the year 2010

PROPOSAL #16: Any other business                                            ISSUER             NO              N/A                  N/A

PROPOSAL #17: Closing of the general meeting                       ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KUEHNE + NAGEL INTERNATIONAL AG,  NAGEL INTERNATIO

  TICKER:                  N/A                 CUSIP:   H4673L145

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, annual                 ISSUER            YES             FOR                  FOR

accounts and accounts of the Group for 2009

PROPOSAL #2.: Approve the appropriation of the                   ISSUER            YES             FOR                  FOR

balance sheet

PROPOSAL #3.: Grant discharge to the Board of                     ISSUER            YES             FOR                  FOR

Directors and the Management

PROPOSAL #4.1: Election of Juergen Fitschen to the            ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #4.2: Election of Karl Gernandt to the Board        ISSUER            YES         AGAINST           AGAINST

 of Directors

PROPOSAL #4.3: Election of Hans-Joerg Hager to the            ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #4.4: Election of Dr. Joachim Hausser to the        ISSUER            YES             FOR                  FOR

 Board of Directors

PROPOSAL #4.5: Eleciton of Klaus-Michael Kuehne to            ISSUER            YES         AGAINST           AGAINST

the Board of Directors

PROPOSAL #4.6: Election of Hans Lerch to the Board of        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #4.7: Election of Dr. Georg Obermeier to the        ISSUER            YES         AGAINST           AGAINST

 Board of Directors

PROPOSAL #4.8: Election of Dr. Wolfgang Peiner to the        ISSUER            YES             FOR                  FOR

 Board of Directors

PROPOSAL #4.9: Election of Dr. Thomas Staehelin to            ISSUER            YES         AGAINST           AGAINST

the Board of Directors

PROPOSAL #4.10: Election of Bernd Wrede to the Board         ISSUER            YES         AGAINST           AGAINST

of Directors

PROPOSAL #4.11: Election of Dr. Joerg Wolle to the            ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.: Election of the Auditors                                  ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Approve the share capital                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LAFARGE SA, PARIS

  TICKER:                  N/A                 CUSIP:   F54432111

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and                     ISSUER            YES             FOR                  FOR

transactions for FY 2009

PROPOSAL #2.: Approve of the consolidated accounts            ISSUER            YES             FOR                  FOR

and transactions for FY 2009

PROPOSAL #3.: Approve the allocation of the result            ISSUER            YES             FOR                  FOR

and setting of the dividend

PROPOSAL #4.: Approve the regulated agreements                    ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Appointment of Mrs. Colette Lewiner as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #6.: Appointment of Mrs. Veronique Weill as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #7.: Approve the Directors' attendance fees         ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Authorize the Company to buy and sell          ISSUER            YES             FOR                  FOR

its own shares

PROPOSAL #9.: Grant powers for the required                        ISSUER            YES             FOR                  FOR

formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LAFARGE SA, PARIS

  TICKER:                  N/A                 CUSIP:   F54445105

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 Company financial                 ISSUER            YES             FOR                  FOR

statements and operations

PROPOSAL #2: Approve the 2009 consolidated financial         ISSUER            YES             FOR                  FOR

statements

PROPOSAL #3: Approve the appropriation of earnings            ISSUER            YES             FOR                  FOR

and setting of the dividend

PROPOSAL #4: Approve the Agreements set forth in the         ISSUER            YES             FOR                  FOR

report prepared by the Statutory Auditors on

Related-Party Agreements

PROPOSAL #5: Appointment of Madam Colette Lewiner as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #6: Appointment of Madam Veronique Weill as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #7: Approve to determine yearly Director's          ISSUER            YES             FOR                  FOR

fees

PROPOSAL #8: Authorize the Company to buy and sell            ISSUER            YES             FOR                  FOR

its own shares

PROPOSAL #9: Powers to carry out corporate formalities      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LAFARGE SA, PARIS

  TICKER:                  N/A                 CUSIP:   F54446665

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts and                       ISSUER            YES             FOR                  FOR

transactions for FY 2009

PROPOSAL #2: Approve of the consolidated accounts and        ISSUER            YES             FOR                  FOR

 transactions for FY 2009

PROPOSAL #3: Approve the allocation of the result and        ISSUER            YES             FOR                  FOR

 setting of the dividend

PROPOSAL #4: Approve the regulated agreements                      ISSUER            YES             FOR                  FOR

PROPOSAL #5: Appointment of Mrs. Colette Lewiner as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #6: Appointment of Mrs. Veronique Weill as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #7: Approve the Directors' attendance fees           ISSUER            YES             FOR                  FOR

PROPOSAL #8: Authorize the Company to buy and sell            ISSUER            YES             FOR                  FOR

its own shares

PROPOSAL #9: Grant powers for the required formalities      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LAGARDERE GROUPE S C A

  TICKER:                  N/A                 CUSIP:   F5485U100

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the partnership's accounts         ISSUER            YES             FOR                  FOR

for FY 2009

PROPOSAL #2.: Approval of the consolidated account             ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Allocation of the partnership's result;        ISSUER            YES             FOR                  FOR

 setting of the ordinary dividend at EUR 1.30 per

PROPOSAL #4.: Approval of the regulated agreements             ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Authorization to be given to Management        ISSUER            YES             FOR                  FOR

 for a period of eighteen months to trade in the

Company's shares

PROPOSAL #6.: Nomination of Mrs. Amelie Oudea-Castera        ISSUER            YES             FOR                  FOR

 as the replacement for Mr. Henri Proglio

PROPOSAL #7.: Renewal of Mrs. Amelie Oudea-Castera's         ISSUER            YES             FOR                  FOR

appointment as a Member of the Supervisory Board

PROPOSAL #8.: Nomination of Mr. Xavier de Sarrau as          ISSUER            YES             FOR                  FOR

the replacement for Groupama

PROPOSAL #9.: Renewal of Mr. Bernard Arnault's                   ISSUER            YES             FOR                  FOR

appointment as a Member of the Supervisory Board

PROPOSAL #10.: Renewal of Mr. Francois Roussely's              ISSUER            YES             FOR                  FOR

appointment as a Member of the Supervisory Board

PROPOSAL #11.: Renewal of Mr. Raymond H. Levy's                 ISSUER            YES         AGAINST           AGAINST

appointment as a Member of the Supervisory Board

PROPOSAL #12.: Nomination of Mr. Patrick Valroff as a        ISSUER            YES             FOR                  FOR

 new Member of the Supervisory Board, replacing Mr.

Rene Carron, whose term of office has ended

PROPOSAL #13.: Nomination of Mr. Jean-Claude Magendie        ISSUER            YES             FOR                  FOR

 as a new Member of the Supervisory Board

PROPOSAL #14.: Powers to accomplish the necessary              ISSUER            YES             FOR                  FOR

formalities

PROPOSAL #O.A: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: Appointment of Mr. Guy Wyser-

Pratte as a new member of the Supervisory Board. The

Ordinary General Meeting appoints Mr. Guy Wyser-

Pratte as a new member of the Supervisory Board for a

 term of four years

PROPOSAL #E.B: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: Amendments to Articles 7, 11,

 20 and 21 concerning the nature of the general

partners' agreement on decisions taken at the

shareholders' meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  L'AIR LIQUIDE, PARIS

  TICKER:                  N/A                 CUSIP:   F01764103

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the accounts for FY 2009                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #O.3: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for FY 2009: setting of the dividend

PROPOSAL #O.4: Authorize the Board of Directors for          ISSUER            YES             FOR                  FOR

18 months to enable the Company to Trade in its own

PROPOSAL #O.5: Approve the renewal of Mrs. Beatrice          ISSUER            YES             FOR                  FOR

Majnoni D'intignano's appointment as a Director)

PROPOSAL #O.6: Approve the renewal of Mr. Benoit                ISSUER            YES             FOR                  FOR

Potier's appointment as a Director

PROPOSAL #O.7: Approve the renewal of Mr. Paul                   ISSUER            YES             FOR                  FOR

Skinner's appointment as a Director

PROPOSAL #O.8: Appointment of Mr. Jean-Paul Agon as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #O.9: Approve the agreements regulated by            ISSUER            YES         AGAINST           AGAINST

Articles L.225-38 et seq. of the Code De Commerce and

 of the special report by the statutory Auditors

regarding Mr. Benoit Potier

PROPOSAL #O.10: Approve the agreements regulated by          ISSUER            YES             FOR                  FOR

Articles L.225-38 et seq. of the Code De Commerce and

 of the special report by the statutory Auditors

regarding Mr. Pierre Dufour

PROPOSAL #O.11: Appointment of Ernst & Young and                ISSUER            YES             FOR                  FOR

other Statutory Auditor

PROPOSAL #O.12: Appointment of the renewal of Mazars'        ISSUER            YES             FOR                  FOR

 appointment as the Statutory Auditor

PROPOSAL #O.13: Appointment of Auditex as stand-by            ISSUER            YES             FOR                  FOR

Auditor

PROPOSAL #O.14: Approve the renewal of Mr. Patrick De        ISSUER            YES             FOR                  FOR

 Cambourg's appointment as stand-by Auditor

PROPOSAL #E.15: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

2 years to reduce the authorized capital by

cancelling shares held by the Company itself

PROPOSAL #E.16: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

38 months to grant to Employees and/or Executive

Directors options to subscribe to or purchase shares

PROPOSAL #E.17: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

38 months to award existing shares or to issue shares

 to Employees and/or Executive Directors of the group

 or to some of them

PROPOSAL #E.18: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

18 months to issue share subscription warrants free

of charge in the event of a public offer on the

PROPOSAL #E.19: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

26 months to increase the authorised capital by

incorporation of bonuses, reserves, profits or other

funds in order to award free shares to shareholders

and/or increase the face value of existing shares, up

 to a maximum amount of 250 million euros

PROPOSAL #E.20: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

26 months to make capital increases reserved for

Members of a Corporate or Group Personal Equity Plan

PROPOSAL #E.21: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

18 months to make capital increases reserved for one

category of beneficiaries

PROPOSAL #E.22: Grant powers for the formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  L'AIR LIQUIDE, PARIS

  TICKER:                  N/A                 CUSIP:   F5493P135

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the accounts for FY 2009                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #O.3: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for FY 2009: setting of the dividend

PROPOSAL #O.4: Authorize the Board of Directors for          ISSUER            YES             FOR                  FOR

18 months to enable the Company to Trade in its own

PROPOSAL #O.5: Approve the renewal of Mrs. Beatrice          ISSUER            YES             FOR                  FOR

Majnoni D'intignano's appointment as a Director

PROPOSAL #O.6: Approve the renewal of Mr. Benoit                ISSUER            YES             FOR                  FOR

Potier's appointment as a Director

PROPOSAL #O.7: Approve the renewal of Mr. Paul                   ISSUER            YES             FOR                  FOR

Skinner's appointment as a Director

PROPOSAL #O.8: Appointment of Mr. Jean-Paul Agon as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #O.9: Approve the agreements regulated by            ISSUER            YES         AGAINST           AGAINST

Articles L.225-38 et sequence of the Code De Commerce

 and of the special report by the statutory Auditors

regarding Mr. Benoit Potier

PROPOSAL #O.10: Approve the agreements regulated by          ISSUER            YES             FOR                  FOR

Articles L.225-38 et seq. of the Code De Commerce and

 of the special report by the statutory Auditors

regarding Mr. Pierre Dufour

PROPOSAL #O.11: Appointment of Ernst & Young and                ISSUER            YES             FOR                  FOR

other Statutory Auditor

PROPOSAL #O.12: Appointment of the renewal of Mazars'        ISSUER            YES             FOR                  FOR

 appointment as the Statutory Auditor

PROPOSAL #O.13: Appointment of Auditex as stand-by            ISSUER            YES             FOR                  FOR

Auditor

PROPOSAL #O.14: Approve the renewal of Mr. Patrick De        ISSUER            YES             FOR                  FOR

 Cambourg's appointment as stand-by Auditor

PROPOSAL #E.15: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

2 years to reduce the authorized capital by

cancelling shares held by the Company itself

PROPOSAL #E.16: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

38 months to grant to Employees and/or Executive

Directors options to subscribe to or purchase shares

PROPOSAL #E.17: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

38 months to award existing shares or to issue shares

 to Employees and/or Executive Directors of the group

 or to some of them

PROPOSAL #E.18: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

18 months to issue share subscription warrants free

of charge in the event of a public offer on the

PROPOSAL #E.19: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

26 months to increase the authorised capital by

incorporation of bonuses, reserves, profits or other

funds in order to award free shares to shareholders

and/or increase the face value of existing shares, up

 to a maximum amount of 250 million euros

PROPOSAL #E.20: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

26 months to make capital increases reserved for

Members of a Corporate or Group Personal Equity Plan

PROPOSAL #E.21: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

18 months to make capital increases reserved for one

category of beneficiaries

PROPOSAL #E.22: Grant powers for the formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LAND SECURITIES GROUP PLC  R.E.I.T, LONDON

  TICKER:                  N/A                 CUSIP:   G5375M118

  MEETING DATE:      7/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and financial                   ISSUER            YES         AGAINST           AGAINST

statements for the YE 31 MAR 2009

PROPOSAL #2.: Approve to confirm the interim                       ISSUER            YES             FOR                  FOR

dividends and the final dividend

PROPOSAL #3.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 MAR 2009

PROPOSAL #4.: Re-elect Mr. Martin Greenslade as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.: Re-elect Mr. Francis Salway as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: Re-elect Mr. Michael Hussey as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7.: Re-elect Mr. Stuart Rose as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8.: Re-elect Mr. Bo Lerenius as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES         AGAINST           AGAINST

as the Auditors

PROPOSAL #10.: Authorize the Director to determine            ISSUER            YES         AGAINST           AGAINST

the remuneration of the Auditors

PROPOSAL #11.: Grant authority for the allotment of          ISSUER            YES             FOR                  FOR

relevant securities

PROPOSAL #S.12: Grant authority for the limited                 ISSUER            YES             FOR                  FOR

disapplication of pre-emption rights

PROPOSAL #S.13: Authorize the Company to exercise its        ISSUER            YES             FOR                  FOR

 power to purchase its own shares

PROPOSAL #S.14: Approve to enable general meetings            ISSUER            YES             FOR                  FOR

[other than AGMs] to be held on 14 clear day's notice

PROPOSAL #15.: Grant authority to make political                ISSUER            YES             FOR                  FOR

donations

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LAND SECURITIES GROUP PLC  R.E.I.T, LONDON

  TICKER:                  N/A                 CUSIP:   G5375M118

  MEETING DATE:      12/14/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors, for a period          ISSUER            YES             FOR                  FOR

of 5 years from the date of this resolution, to offer

 any holders of ordinary shares of 10 pence each in

the capital of the Company, the right to elect to

receive ordinary shares of 10 pence each in the

capital of the Company credited as fully paid,

instead of cash in respect of the whole [or some

part, to be determined by the Directors] of the

dividend declared during the period starting from the

 date of this resolution and ending at the beginning

of the 5th AGM of the Company following the date of

this resolution and shall be permitted to do all acts

 and things required or permitted to be done in

Article 128.2 of the Articles of Association of the

Company; and to capitalize the aggregate nominal

value of new ordinary shares in the Company falling

to be allotted pursuant to the elections made

pursuant to this resolution above out of the amount

standing to the credit of reserves [including any

share premium account or capital redemption reserve]

or profit and loss account, as the Directors may

determine, to apply the sum in paying up such new

ordinary shares in full and allot such new ordinary

shares or, as applicable, sell ordinary shares as are

 held in treasury by the Company, to the shareholders

 of the Company validly making such elections

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LEGAL & GEN GROUP PLC

  TICKER:                  N/A                 CUSIP:   G54404127

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited report and        ISSUER            YES             FOR                  FOR

 accounts of the Company for the YE 31 DEC 2009

together with the Directors' and the Auditors' report

 on those accounts

PROPOSAL #2: Declare a final dividend of 2.73 pence          ISSUER            YES             FOR                  FOR

per ordinary share in respect of the YE 31 DEC 2009

and be paid on 01 JUN 2010 to shareholders on the

register of Members at the close of business on 16

APR 2010

PROPOSAL #3: Re-elect Rudy Markham as a Director, who        ISSUER            YES         AGAINST           AGAINST

 retires by rotation

PROPOSAL #4: Re-elect John Pollock as a Director, who        ISSUER            YES             FOR                  FOR

 retires by rotation

PROPOSAL #5: Re-elect Henry Staunton as a Director,          ISSUER            YES             FOR                  FOR

who retires by rotation

PROPOSAL #6: Re-elect James Strachan as a Director,          ISSUER            YES         AGAINST           AGAINST

who retires by rotation

PROPOSAL #7: Election of Dame Clara Furse as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8: Election of John Stewart as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #9: Election of Nigel Wilson as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #10: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company, to hold office until

the conclusion of the next general meeting at which

accounts are laid before the Company

PROPOSAL #11: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the Auditors' remuneration

PROPOSAL #12: Approve the report on the Directors'            ISSUER            YES             FOR                  FOR

remuneration for the YE 31 DEC 2009 as set out on

pages 55 to 70 of the Company's 2009 annual report

and accounts

PROPOSAL #13: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 pursuant to Section 551 of the Companies Act 2006

the Act  to exercise all powers of the Company to

allot shares in the Company or grant rights to

subscribe for, or convert any security into shares in

 the Company up to an aggregate nominal amount of GBP

 48,852,309 this amount to be not more than 33.33% of

 the issued ordinary share capital at 09 APR 2010

Authority expires earlier of the conclusion of the

next AGM of the Company, or at the close of business

on 30 JUN 2011 , except that the Company may, before

this authority expires, make an offer an agreement

which would or might require shares to be allotted or

 rights to be CONTD.

PROPOSAL #CONT: CONTD.  granted after it expires and         ISSUER             NO              N/A                  N/A

the Directors of the Company may allot shares or

grant rights in pursuance of such offer or agreement

as if this authority had not expired  all previous

unutilized authorities under Section 80 of the

Companies Act 1985  and Section 551 of the Companies

Act  shall cease to have effect  save to the extent

that same are exercisable pursuant to Section 551(7)

of the Act by reason of any offer or agreement made

prior to date of this resolution which would or might

 require shares to be allotted or rights to be

granted on or after that date

PROPOSAL #14: Authorize the Company and all Companies        ISSUER            YES             FOR                  FOR

 that are its subsidiaries at any time during the

period to which this resolution relates, in

accordance with Section 366 of the Companies Act

2006, aggregate to make political donations to

political parties and/or independent election

candidates, not exceeding GBP 100,000 in total; and

make donations to political organizations other than

political parties, not exceeding GBP 100,000 in

total, and incur political expenditure, not exceeding

 GBP 100,000 in total;  Authority expires at the end

on the date  falling 12 months thereafter or if

sooner at the conclusion of the Company's next AGM ,

for the purposes of this resolution the terms

political donations, independent election candidates,

 political organizations, political expenditure and

political parties have the meaning set out in

PROPOSAL #S.15: Approve the Company's Articles of              ISSUER            YES             FOR                  FOR

Association be hereby amended by deleting all the

provisions of the Company's Memorandum of Association

 which, by virtue of Section 28 of the Companies Act,

 2006 are to be treated as provisions of the

Company's Articles of Association and the Articles of

 Association produced to the meeting and initialed by

 the Chairman of the meeting be adopted as the

Company's Articles of Association in substitution

for, and to the exclusion of the existing Articles of

 Association

PROPOSAL #S.16: Authorize the Directors,  subject to         ISSUER            YES             FOR                  FOR

the passing of Resolution 13  to allot equity

securities  as specified in Section 560 of the

Companies Act 2006  for cash pursuant to Resolution

13 under Section 551 of the Companies act 2006, and

to allot equity securities  as specified in Section

560 of the Companies Act 2006( sale of treasury

shares) for cash, in either case as if Section 561 of

 the Companies Act 2006 disapplying to any such

allotment, provided that this power shall be limited:

 to the allotment of equity securities in connection

with an offer or issue of equity securities to or in

favor of; i holders of shares in proportion  as

nearly as may be practicable  to their existing

PROPOSAL #CONT: CONTD. and  ii  holders of other                ISSUER             NO              N/A                  N/A

equity securities if this is required by the rights

of those securities or, if the Directors consider it

necessary, as permitted by the rights of those

securities, but subject to such exclusions or other

arrangements as the Directors may consider necessary

or expedient in relation to fractional entitlements,

treasury shares, record dates, shares represented by

depositary receipts, legal or practical problems

arising under the laws of any territory or the

requirements of any relevant regulatory body or any

stock exchange/or any other matter; and  B  to the

allotment of equity securities pursuant to the

authority granted under Resolution 13 and/or by

virtue of Section 560 3  of the Companies Act 2006

PROPOSAL #CONT: CONT  in each case otherwise than              ISSUER             NO              N/A                  N/A

under paragraph  A  above  up to a maximum nominal

amount of GBP 7,328,579, being 5% of the issued share

 capital of the Company of the Company at 09 APR 2010

  being the last practicable date prior to the

publication of this notice ;  Authority shall expire

at the conclusion of the next AGM of the Company or,

if earlier, at the close of business on 30 JUN  2011

, except that the Company may, before this power

expires, make an offer or agreement which would or

might require equity securities to be allotted after

it expires and the Directors of the Company may allot

 equity securities in pursuance of such offer or

agreement as if the power conferred hereby had not

expired; and all previous unutilized authorities

under Section 95 of the Companies Act 1985 and

Sections 570 and 573 of the Companies Act 2006 shall

cease to have effect

PROPOSAL #S.17: Approve the Company, to make market          ISSUER            YES             FOR                  FOR

purchases within the meaning of Section 693(4) of the

 Act of ordinary shares of 2.5 pence in the capital

of the Company on such terms and in such manner as

the Directors may from time to time determine,

provided that: the maximum number of ordinary shares

that may be purchased is 586,286,339 being 10% of the

 issued share capital as at 09 APR 2010; the minimum

price which may be paid for each ordinary share is

2.5 pence; the maximum price may be paid for each

ordinary share is the higher of the amount equal to

105% of the average of the middle market quotations,

or the market values, for an ordinary shares as

derived from the London Stock Exchange Daily CONTD

PROPOSAL #CONT: CONTD. official List for the five              ISSUER             NO              N/A                  N/A

business days immediately preceding the day on which

the ordinary share is purchased and the amount

stipulated by Article 5(1) of the Buy-back end

stabilization regulation 2003; and  Authority shall

expire at the conclusion of the next AGM or at the

close of business on 30 JUN 2011 , except that the

Company may make this contract for the purchase of

ordinary shares which will or might be executed

wholly or partly after the expiry of this authority

all existing authorities for the Company to make

market purchases of ordinary shares are revoked,

except in relation to the purchase of shares under a

contract or contracts concluded before the date of

this resolution and which has not yet been executed

PROPOSAL #S.18: Approve that a general meeting other         ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LEGRAND SA, LIGUEIL

  TICKER:                  N/A                 CUSIP:   F56196185

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of income                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approve the agreements pursuant to              ISSUER            YES             FOR                  FOR

Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Approve the renewal of term of one of         ISSUER            YES             FOR                  FOR

the principal statutory Auditors

PROPOSAL #O.6: Approve the renewal of term of the              ISSUER            YES             FOR                  FOR

deputy statutory Auditors

PROPOSAL #O.7: Approve the shares repurchase program         ISSUER            YES             FOR                  FOR

PROPOSAL #O.8: Appointment of Mr. Patrick Tanguy as a        ISSUER            YES             FOR                  FOR

 Board Member

PROPOSAL #E.9: Grant authority to cancel shares                 ISSUER            YES             FOR                  FOR

purchased as part of the shares repurchase program

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide on issuing shares or securities giving access

to the capital or to the allocation of debt

securities, with preferential subscription rights

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide on issuing, by way of public offer, shares or

securities giving access to the capital or to the

allocation of debt securities, with cancellation of

preferential subscription rights

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide on issuing, by way of an offer pursuant to

Article L.411-2, II of the Monetary and Financial

Code (private investment), shares or securities

giving access to the capital or to the allocation of

debt securities, with cancellation of preferential

subscription rights

PROPOSAL #E.13: Approve the possibility to increase          ISSUER            YES             FOR                  FOR

the amount of issuances in the event of surplus

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

set the issue price of shares or securities giving

access to the capital, according to the modalities

determined by the General Meeting, in the event of

issuance without preferential subscription rights

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide on increasing the share capital by

incorporation of reserves, profits, premiums or other

 funding which capitalization is permitted

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

decide on issuing shares or securities giving access

to the capital in favor of members of saving plans of

 the Company or of the group

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out issuance of shares or securities giving

access to shares in consideration for the

contributions in kind granted to the Company

PROPOSAL #E.18: Approve the overall limit of the                ISSUER            YES             FOR                  FOR

delegations of authority following the tenth,

eleventh, twelfth, thirteenth, fourteenth, sixteenth

and seventeenth resolutions

PROPOSAL #E.19: Authorize to the Board of Directors          ISSUER            YES             FOR                  FOR

to decide on one or more allocations of options to

subscribe for or purchase shares

PROPOSAL #E.20: Authorize to the Board of Directors          ISSUER            YES             FOR                  FOR

to carry out allocation of free shares

PROPOSAL #E.21: Amend the third paragraph of Article         ISSUER            YES             FOR                  FOR

9.1 of the statutes

PROPOSAL #E.22: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIBERTY INTERNATIONAL PLC R.E.I.T., LONDON

  TICKER:                  N/A                 CUSIP:   G8995Y108

  MEETING DATE:      7/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of        ISSUER            YES             FOR                  FOR

 the Directors and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Elect Mr. I.C. Durant as a Director              ISSUER            YES         AGAINST           AGAINST

[Executive]

PROPOSAL #3.: Re-elect Mr. D.A. Fischel as a Director        ISSUER            YES         AGAINST           AGAINST

 [Executive]

PROPOSAL #4.: Re-elect Mr. G.J. Gordon as a Director         ISSUER            YES         AGAINST           AGAINST

[Non-Executive, more than 9 years' service]

PROPOSAL #5.: Re-elect Mr. M. Rapp as a Director                ISSUER            YES             FOR                  FOR

[Non-Executive, more than 9 years' service]

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company, until the conclusion

of the next general meeting at which accounts are

laid before the Company and authorize the Audit

Committee of the Board to determine their remuneration

PROPOSAL #7.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2008

PROPOSAL #8.: Authorize the Directors, to allot                 ISSUER            YES             FOR                  FOR

relevant securities under Section 80 of the Companies

 Act 1985, conferred on the Directors by Article 12.2

 of the Company Articles of Association; [Authority

expires the earlier of the conclusion of the AGM of

the Company to be held in 2010 or 07 OCT 2010]; and

for such period the Section 80 amount shall be GBP

94,288,083.50

PROPOSAL #S.9: Authorize the Directors, subject to            ISSUER            YES             FOR                  FOR

the passing of Resolution 8 above, the pre-emption

provisions of Section 89 of the Companies Act 1985

and to allot equity securities in connection with a

rights issue conferred on the Directors by Article

12.3 of the Company's Articles of Association;

[Authority expires the earlier of the conclusion of

the AGM of the Company to be held in 2010 or 07 OCT

2010]; and for such period the Section 89 amount

shall be GBP 14,169,462.50

PROPOSAL #S.10: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purpose of Section 166 of the Companies Act 1985, to

make market purchases [as specified in Section 163 of

 that Act] of up to 56,572,850 ordinary shares of 50p

 each in the capital of the Company, at a minimum

price of 50p and up to 105% of the average middle

market quotations for such shares derived from the

London Stock Exchange Daily Official List, over the

previous 5 business days; [Authority expires the

earlier of the conclusion of the next AGM of the

Company to be held in 2010 or 07 OCT 2010]

PROPOSAL #S.11: Amend Article 52.1 of the Company's          ISSUER            YES             FOR                  FOR

Articles of Association as specified

PROPOSAL #S.12: Approve a general meeting other than         ISSUER            YES             FOR                  FOR

an AGM may be called on not less than 14 clear days'

notice and the relevant provisions of the

Shareholders Rights Directive [2007/36/EC]; and

[Authority expires the earlier of the conclusion of

the AGM of the Company to be held in 2010 or 07 OCT

PROPOSAL #S.13: Approve to delete all provisions of          ISSUER            YES             FOR                  FOR

the Memorandum of Association and adopt revised

Articles of Association of the Company with effect

from 01 OCT 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIBERTY INTL PLC

  TICKER:                  N/A                 CUSIP:   G8995Y108

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Company's reduction of              ISSUER            YES             FOR                  FOR

capital as described in the circular date 12 MAR 2010

PROPOSAL #S.2: Approve the demerger and change of              ISSUER            YES             FOR                  FOR

name and the Capital and Countries Properties Plc

capital reduction, redeemable share allotment and

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIBERTY INTL PLC

  TICKER:                  N/A                 CUSIP:   G8995Y108

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the accounts and the reports of         ISSUER            YES         AGAINST           AGAINST

the Directors and the Auditors FYE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the FYE 31         ISSUER            YES             FOR                  FOR

DEC 2009 of 11 .5p per ordinary share

PROPOSAL #3: Election of Mr. A.J.M. Huntley as a Non-        ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #4: Election of Mr. A.D. Strang as a Non-             ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #5: Election of Mr. J.G. Abel as a Non-                ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #6: Appointment of Mr. R. M. Gordon prior to        ISSUER            YES             FOR                  FOR

 the AGM as a Non-Executive Director

PROPOSAL #7: Re-election of Mr. D.P.H. Burgess as a          ISSUER            YES             FOR                  FOR

Chairman

PROPOSAL #8: Re-election of Mr. N. Sachdev as a Non-         ISSUER            YES         AGAINST           AGAINST

Executive Director

PROPOSAL #9: Re-election of Mr. I. D. Hawksworth as a        ISSUER            YES         ABSTAIN           AGAINST

 Director prior to the AGM

PROPOSAL #10: Re-election of Mr. G.J. Gordon as a              ISSUER            YES         ABSTAIN           AGAINST

Non-Executive Director prior to the AGM

PROPOSAL #11: Reappointment of PricewaterhouseCoopers        ISSUER            YES         AGAINST           AGAINST

 LLP as Auditors of the Company to hold office until

the conclusion of the next AGM at which accounts are

laid before the Company and to authorize the Audit

Committee of the Board to determine their remuneration

PROPOSAL #12: Receive the Directors remuneration                ISSUER            YES             FOR                  FOR

report FYE 31 DEC 2009

PROPOSAL #13: Authorize the Directors pursuant to and        ISSUER            YES             FOR                  FOR

 in accordance with Section 551 of the Companies Act

2006 of the Company to allot shares or grant rights

to subscribe for or to convert any security into

shares up to nominal amount of GBP 103,638,083.50,

such authority to apply in substitution for all

previous authorities pursuant to Section 80 of the

Companies Act 1985  Authority expires the earlier

ofnext AGM or 30 JUN 2011  but so that the Company

may make offers and enter into agreements during the

relevant period which would, or might, require shares

 to be allotted or rights to subscribe for or to

convert any security into shares to be granted after

PROPOSAL #S.14: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

equity securities  as defined  in section 560 1  of

the of the Companies Act 2006 wholly for cash

pursuant to the authority given by Resolution 13

above or where the allotment constitutes an allotment

 of equity securities by virtue of Section 560 3  of

the Companies Act 2006, in each case i  in connection

 with a pre-emptive offer; and  ii otherwise than in

connection with a pre-emptive offer, up to an

aggregate nominal amount of GBP 15,571,962.50; as if

Section 561 1  of the Companies Act 2006 did not

apply to any such allotment  Authority expires the

earlier of the next AGM or 30 JUN  but so that the

Company may make offers and enter into agreements

during this period which would, or might, require

equity securities to be allotted after the power ends

PROPOSAL #S.15: Authorize the Company for the purpose        ISSUER            YES             FOR                  FOR

 of Section 701 of the Comapnies Act 2006 to make

market purchases  as defined in Section 693 of the

Act  of ordinary shares of 50p each in the capital of

 the Company provided that:  i the maximum number of

shares which may be purchased is 62,182,850;  ii  the

 minimum price which may be paid for each share is

50p;  iii  the maximum price which may be paid for a

share is a amount equal to the higher of 105% of the

average of the closing price of the Company's

ordinary shares as derived from the London Stock

Exchange Daily Official List for the five business

days immediately preceding the day CONTD...

PROPOSAL #0: ...CONTD on which such share is                       ISSUER             NO              N/A                  N/A

contracted to be purchased or  b  the higher of the

price of the last independent trade and the highest

current bid as stipulated by Article 5 1  of

Commission Regulation  EC  22 December 2003

implementing the Market Abuse Directive as regards

exemptions for buy-back programs and stabilization of

 financial instruments  No 2273/2003 ; and Authority

shall expires the earlier of the conclusion of the

AGM of the Company to be held in 2011 or on 30 JUN

PROPOSAL #S.16: Approve that a general meeting other         ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days' notice and the relevant provisions of the

Shareholder's Rights Directive  2007/36/EC  be

disapplied Authority shall expire at the conclusion

of the AGM of the Company to be held in 2011 or on 30

 JUN 2011, whichever is the earlier

PROPOSAL #S.17: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

 produced at the meeting and initialed by the

Chairman for the purpose of identification,as the

Articles of Association of the Company in

substitution for, and to the exclusion of, the

existing Articles of Association save that the

consent given to the Directors existing Articles of

Association, passed at the EGM of the Company held on

 01 APR 2009, shall be deemed to apply to Article

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LINDE AG

  TICKER:                  N/A                 CUSIP:   D50348107

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY within

the report of the supervisory Board, the group

financial statements and annual report, and the

report pursuant to Section 289(4) and 315(4) of the

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 887,319,283.44 as

follows: payment of a dividend of EUR 1.80 per share;

 EUR 583,286,510.64 shall be allotted to the other

revenue reserves; ex-dividend and payable date: 05

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Ratification of the compensation system        ISSUER            YES             FOR                  FOR

 for the Board of Managing Directors based on the

current level of remuneration

PROPOSAL #6.: Appointment of KPMG AC, Berlin as the          ISSUER            YES             FOR                  FOR

Auditors for the 2010 FY

PROPOSAL #7.: Authorization to acquire own shares.            ISSUER            YES             FOR                  FOR

The Company shall be authorized to acquire own shares

 of up to 10% of its share capital, at prices not

deviating more than 10% from their market price, on

or before 03 MAY 2015; the Board of Managing

Directors' shall be authorized to dispose of the

shares in a manner other than the stock exchange or a

 rights offering it the shares are sold at a price

not materially below their market price, to use the

shares for acquisition purposes or for the

fulfillment of option or conversion rights, and to

PROPOSAL #8.: Resolution on the renewal of the                   ISSUER            YES             FOR                  FOR

authorized capital, and the corresponding amendments

to the Articles of Association; the authorization to

increase the share capital by up to EUR 80,000,000 on

 or before 07 JUN 2010, shall be revoked; the Board

of Managing Directors shall be authorizes, with the

consent of the supervisory Board, to increase the

share capital by up to EUR 20,000,000 through the

issue of new bearer shares against payment in cash

and/or kind, on or before 03 MAY 2015 [authorized

capital I]; shareholders shall be granted

subscription rights, except for residual amounts, for

 the granting of such rights to holders of previously

 issued conversion and option rights, for the issue

of employee shares of up to EUR 3,500,000, for the

issue of shares against payment in kind, and for the

issue of shares at a price not materially below their

 market price

PROPOSAL #9.: Resolution on the revision of the                 ISSUER            YES             FOR                  FOR

authorization to issue convertible and/or warrant

bonds, and the corresponding amendments to the

Articles of Association; the authorization to issue

convertible and/or warrant bonds granted on 08 JUN

2005 and 03 JUN 2008 shall both be revoked, along

with the corresponding contingent capital, the Board

of Managing Directors' shall be authorized, with the

consent of the Supervisory Board to issue bonds of up

 to EUR 2,500,000,000 conferring a conversion or

option right for new shares of the company, on or

before 03 MAY 2015, shareholders shall be granted

subscription rights, except insofar as the bonds are

issued at a price not materially below their

theoretical market value, for residual amounts, and

in order to grant subscription rights to holders of

convertible and option rights; the share capital

shall be increased accordingly by up to EUR

85,000,000 through the issue of up to 33,203,125 new

bearer shares insofar as convertible and/or option

rights are exercised [2010 contingent capital]

PROPOSAL #10.: Amendments to the rights directive              ISSUER            YES             FOR                  FOR

implementation act [ARUG]: 1) Section 12.2 shall be

amended in respect of the shareholders' meeting being

 announced at least 30 days prior to the deadline for

 registration for attendance at the meeting; 2)

Section 12.3 shall be revised in respect of

registration for attendance at the shareholders'

meeting reaching the Company at least six days in

advance; 3) Section 12.4 shall be revised in respect

of participation in and voting at shareholders'

meeting being contingent upon provision of proof of

shareholding as per the 21st day prior to the

meeting; 4) Section 12.5 and 12.6 shall be amended in

 respect of shareholders being able to vote at

shareholders' meeting by way of electronic

communication or by absentee ballot; 5) Section 12.7

shall be amended in respect of shareholders issuing

proxy voting instructions in textual form; 6) the

title of Section 12 shall be amended to reflect the

above mentioned changes; 7) Section 14.4 shall be

amended in respect of the Company being authorized to

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LLOYDS BANKING GROUP PLC, EDINBURGH

  TICKER:                  N/A                 CUSIP:   G5542W106

  MEETING DATE:      11/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Share Subdivision                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Authorize the Directors to allot shares        ISSUER            YES             FOR                  FOR

 or grant rights to subscribe for shares pursuant to

the rights issue and the Exchange Offers

PROPOSAL #3.: Authorize the Directors to allot shares        ISSUER            YES             FOR                  FOR

 or grant rights to subscribe for shares

PROPOSAL #4.: Approve the HMT Transactions                           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve to authorize the capitalization        ISSUER            YES             FOR                  FOR

 issue of New Limited Voting Shares

PROPOSAL #S.6: Amend the Articles of Association                ISSUER            YES             FOR                  FOR

PROPOSAL #S.7: Authorize the Company to make market          ISSUER            YES             FOR                  FOR

purchases of the Existing Preference Shares

PROPOSAL #S.8: Authorize the Company to make off                ISSUER            YES             FOR                  FOR

market purchases of the Equiniti Existing Preference

Shares

PROPOSAL #S.9: Authorize the Company to make off                ISSUER            YES             FOR                  FOR

market purchases of the BNY Existing Preference Shares

PROPOSAL #S.10: Authorize the Company to make off              ISSUER            YES             FOR                  FOR

market purchases of the 6.3673% Preference Shares

PROPOSAL #S.11: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

shares pursuant to the rights issue and the Exchange

Offers on a non pre emptive basis

PROPOSAL #S.12: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

shares for cash on a non pre emptive basis

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LLOYDS BANKING GROUP PLC, EDINBURGH

  TICKER:                  N/A                 CUSIP:   G5542W106

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's accounts and the         ISSUER            YES             FOR                  FOR

reports of the Directors and of the Auditors for the

YE 31 DEC 2009

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3.a: Elect Sir. Winfried Bischoff as a                ISSUER            YES             FOR                  FOR

Director of the Company, who retires under Article 79

 of the Company's Articles of Association

PROPOSAL #3.b: Elect Mr. G. R. Moreno as a Director,         ISSUER            YES             FOR                  FOR

who retires under Article 79 of the Company's

Articles of Association

PROPOSAL #3.c: Elect Mr. D. L. Roberts as a Director,        ISSUER            YES             FOR                  FOR

 who retires under article 79 of the Company's

Articles of Association

PROPOSAL #4.a: Re-elect Dr. W. C. G. Berndt as a                ISSUER            YES             FOR                  FOR

Director, who retires under Article 82 of the

Company's Articles of Association

PROPOSAL #4.b: Re-elect Mr. J. E. Daniels as a                   ISSUER            YES             FOR                  FOR

Director, who retires under Article 82 of the

Company's Articles of Association

PROPOSAL #4.c: Re-elect Mrs. H. A. Weir as a                       ISSUER            YES             FOR                  FOR

Director, who retires under Article 82 of the

Company's Articles of Association

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company, to hold office until

the conclusion of the next AGM at which accounts are

laid before the Company

PROPOSAL #6.: Authorize the Audit Committee to set            ISSUER            YES             FOR                  FOR

the remuneration of the Company's Auditors

PROPOSAL #7.: Authorize the Directors, pursuant to            ISSUER            YES             FOR                  FOR

and in accordance with Section 551 of the Companies

Act, 2006 to allot shares or grant rights to

subscribe for or to convert any security in the

shares: [i] up to an aggregate nominal amount of [I]

GBP 2,233,203,900 in respect of ordinary shares and

[II] GBP 100,000,000, USD 40,000,000, GBP 40,000,000

and GBP 1,250,000,000 in respect of preference

shares; [ii] comprising equity securities [as defined

 in Section 560[1] of the Companies Act, 2006] up to

a further nominal amount of GBP 2,233,203,900 in

connection with an offer by way of a rights issue;

such authorities to apply in substitution for all

previous authorities pursuant to Section 551 of the

Companies Act 2006, or preceding legislation;

[Authority expires the earlier at the end of the next

 AGM or on 05 AUG 2011]; the Company may make offers

and enter into agreements during the relevant period

which would, or might, require shares to be allotted

PROPOSAL #S.8: Authorize the Directors, subject to            ISSUER            YES             FOR                  FOR

the passing of Resolution 7 above, to allot equity

securities [as defined in Section 560[1] of the

Companies Act 2006] wholly for cash: [i] pursuant to

the authority given by paragraph [i] of Resolution 7

above or where the allotment constitutes an allotment

 of equity securities by virtue of Section 551 of the

 Companies Act 2006, in each case: [a] in connection

with a pre-emptive offer; and [b] otherwise than in

connection with a pre-emptive offer, up to an

aggregate nominal amount of GBP 334,980,500; and [ii]

 pursuant to the authority given by paragraph [i] of

Resolution 7 above in connection with a rights issue,

 as if Section 561[1] of the Companies Act 2006 did

not apply to any such allotment; [Authority expires

the earlier at the end of the next AGM or on 05 AUG

2011]; the Company may make offers and enter into

agreements during this period which would, or might,

require equity securities under any such offer or

agreement as if the power had not ended

PROPOSAL #S.9: Authorize the Company, conferred by            ISSUER            YES             FOR                  FOR

resolution passed at the AGM of the Company on 07 MAY

 2009 in accordance with Section 701 of the Companies

 Act 2006, to make market purchases [within the

meaning of Section 693 of the Companies Act 2006] of

ordinary shares of 10p each in the capital of the

Company be further renewed and extended from the

conclusion of this meeting, and where such shares are

 held in treasury, the Company may use them for the

purposes of its employees share plans, provided that:

 [a] the maximum aggregate number of ordinary shares

authorized to be purchased shall be 6,699,611,000;

[b] the minimum price which may be paid for each

ordinary shares be 10p; [c] the maximum price,

exclusive of expenses, which may be paid for each

ordinary share shall be an amount equal to the higher

 of [a] 105% of the average of the closing price of

the 5 London business days immediately preceding the

day on which such share is contracted to be purchased

 or [b] the higher of the price of the last

independent trade and the highest current bid as

stipulated by Article 5[1] of Commission Regulated

[EC] 22 DEC 2003 implementing the Market Abuse

Directive as regards exemptions for buy-back

programmes and stabilization of financial instruments

 [No 2273/2003]; [Authority expires the earlier of

the conclusion of the Company's AGM in 2011 or on 30

JUN 2011]; and [e] the company may make a contract to

 purchase its ordinary shares under the renewed and

extended authority before its expiry which would or

might be executed wholly or partly after the expiry,

and may make a purchase of its ordinary shares under

PROPOSAL #S.10: Authorize the Company, for the                   ISSUER            YES         AGAINST           AGAINST

purpose of Section 701 of the Companies Act 2006 to

make purchases [as defined in Section 693 of the

Companies Act 2006] of the following issuances of

securities: [a] GBP 299,987,729 9.25%, Non-Cumulative

 Irredeemable Preference Shares; [b] GBP 99,999,942

9.75%, Non-Cumulative Irredeemable Preference Shares;

 [c] GBP 186,190,532 6.475%, Non-Cumulative

Preference Shares; [d] GBP 745,431,000 6.0884%, Non-

Cumulative Fixed to Floating Rate Preference Shares;

[e] GBP 334,951,000 6.3673%, Non-Cumulative Fixed to

Floating Rate Preference Shares; [f] USD 750,000,000

6.413%, Non-Cumulative Fixed to Floating Rate

Preference Shares; [g] USD 750,000,000 5.92%, Non-

Cumulative Fixed to Floating Rate Preference Shares;

[h] USD 750,000,000 6.657%, Non-Cumulative Fixed to

Floating Rate Preference Shares; [i] USD

1,000,000,000 6.267%, Fixed to Floating Rate Non-

Cumulative Callable Dollar Preference Shares; [j] USD

 1,250,000,000 7.875%, Non-Cumulative Preference

Shares; [k] EUR 500,000,000 7.875%, Non-Cumulative

Preference Shares; and [l] GBP 600,000,000 Non-

Cumulative Fixed to Floating Rate Callable Dollar

Preference Shares; [together, the 'Preference

Shares'], in accordance with, amongst other things,

the terms of the exchange offers as previously

approved at the Company's general meeting held on 26

NOV 2009, provided that: [i] the maximum number of

Preference Shares is the nominal value of the

relevant Preference Share in issue; [ii] the minimum

price which may be paid for each Preference Share is

the nominal value of the relevant Preference Share;

[iii] the maximum price which may be paid for a share

 is an amount equal to 120% of the liquidation

preference of the relevant Preference Share;

[Authority expires the earlier of the conclusion of

the Company's AGM in 2011 or on 30 JUN 2011]; [v] the

 Company may make a contract to purchase the

Preference Shares under this authority before its

expiry which would or might be executed wholly; or

partly after the expiry, and may make a purchase of

PROPOSAL #S.11: Approve, that a general meeting of            ISSUER            YES             FOR                  FOR

the Company, other than an AGM, may be called on not

less than 14 clear days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LOGITECH INTERNATIONAL SA, APPLES

  TICKER:                  N/A                 CUSIP:   H50430232

  MEETING DATE:      9/1/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the                       ISSUER            YES             FOR                  FOR

compensation report, the annual financial statements

and the consolidated financial statements of Logitech

 International SA for the business year 2009

PROPOSAL #2.: Approve the consultative vote on the            ISSUER            YES             FOR                  FOR

principles, the policy and the practices of

compensation

PROPOSAL #3.: Approve the new profit balance carried         ISSUER            YES             FOR                  FOR

forward of the balance sheet without dividend payment

PROPOSAL #4.: Approve to increase the number of                 ISSUER            YES         AGAINST           AGAINST

shares available for granting according to the Profit

 Sharing Plan of 2006

PROPOSAL #5.: Grant discharge to the Board of                     ISSUER            YES             FOR                  FOR

Directors and the Management for the year 2009

PROPOSAL #6.1: Re-elect Erh-Hsun Chang to the Board          ISSUER            YES             FOR                  FOR

of Directors

PROPOSAL #6.2: Re-elect Mr. Kee-lock Chua to the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #7.: Re-elect PricewaterhouseCoopers S.A. as        ISSUER            YES             FOR                  FOR

 the Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LONDON STOCK EXCHANGE GROUP PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G5689U103

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and the                 ISSUER            YES             FOR                  FOR

accounts

PROPOSAL #2.: Declare a dividend                                            ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Elect Mr. Xavier Rolet as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Ms. Baroness Janet Cohen as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: Re-elect Mr. Robert Webb as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7.: Re-elect Mr. Paolo Scaroni as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8.: Re-elect Mr. Andrea Munari as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors

PROPOSAL #10.: Authorize the Directors to approve the        ISSUER            YES             FOR                  FOR

 Auditors remuneration

PROPOSAL #11.: Approve to increase the authorized              ISSUER            YES             FOR                  FOR

share capital

PROPOSAL #12.: Authorize the Director to allot shares        ISSUER            YES             FOR                  FOR

PROPOSAL #S.13: Approve to disapply pre-emption                 ISSUER            YES             FOR                  FOR

rights in respect of an issue of shares for cash

PROPOSAL #S.14: Authorize the Directors to purchase          ISSUER            YES             FOR                  FOR

the Companys own shares

PROPOSAL #S.15: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #S.16: Grant authority to call the general          ISSUER            YES             FOR                  FOR

meetings on 14 clear days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LONMIN PUB LTD CO

  TICKER:                  N/A                 CUSIP:   G56350112

  MEETING DATE:      1/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report

PROPOSAL #3.: Re-appoint KPMG Audit Plc as the                   ISSUER            YES             FOR                  FOR

Auditors and approve the remuneration of the Auditors

PROPOSAL #4.: Re-elect Ian Farmer as a Director of            ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #5.: Re-elect Alan Ferguson as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #6.: Re-elect David Munro as a Director of          ISSUER            YES         AGAINST           AGAINST

the Company

PROPOSAL #7.: Re-elect Roger Phillimore as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #8.: Re-elect Jim Sutcliffe as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #9.: Re-elect Jonathan Leslie as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #10.: Grant authority to allot shares                    ISSUER            YES             FOR                  FOR

PROPOSAL #S.11: Approve the disapplication of pre              ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #S.12: Grant authority for the Company to            ISSUER            YES             FOR                  FOR

purchase its own shares

PROPOSAL #S.13: Approve the notice period of 14 days         ISSUER            YES             FOR                  FOR

for general meetings other than AGMs

PROPOSAL #S.14: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LONZA GROUP AG, BASEL

  TICKER:                  N/A                 CUSIP:   H50524133

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the consolidated financial                 ISSUER            YES             FOR                  FOR

statements 2009 of the Lonza Group, report of the

Auditors

PROPOSAL #2: Approve the annual report and annual              ISSUER            YES             FOR                  FOR

accounts 2009; the Lonza Group Ag, report of the

Auditors

PROPOSAL #3: Approve the compensation report                       ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the appropriation of the balance        ISSUER            YES             FOR                  FOR

 sheet profit

PROPOSAL #5: Grant discharge to the Board of Directors      ISSUER            YES             FOR                  FOR

PROPOSAL #6.1: Amend Article 5 of the Articles of              ISSUER            YES             FOR                  FOR

Association

PROPOSAL #6.2: Amend Article 21 of the Articles of            ISSUER            YES             FOR                  FOR

Association

PROPOSAL #6.3: Amend Article 27-31 of the Articles of        ISSUER            YES             FOR                  FOR

 Association

PROPOSAL #7.1: Re-elect Mrs. Dame Julia Higgins to            ISSUER            YES             FOR                  FOR

the Board of Directors for a one-year term

PROPOSAL #7.2: Re-elect Mr. Patrick Aebischer to the         ISSUER            YES             FOR                  FOR

Board of Directors for a one-year term

PROPOSAL #7.3: Re-elect Mr. Gerhard Mayr to the Board        ISSUER            YES             FOR                  FOR

 of Directors for a one-year term

PROPOSAL #7.4: Re-elect Mr. Rolf Soiron to the Board         ISSUER            YES             FOR                  FOR

of Directors for a one-year term

PROPOSAL #7.5: Re-elect Mr. Richard Sykes to the                ISSUER            YES             FOR                  FOR

Board of Directors for a one-year term

PROPOSAL #7.6: Re-elect Mr. Peter Wilden to the Board        ISSUER            YES             FOR                  FOR

 of Directors for a one-year term

PROPOSAL #8.: Election of KPMG AG, Zurich as the                ISSUER            YES             FOR                  FOR

Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  L'OREAL S.A., PARIS

  TICKER:                  N/A                 CUSIP:   F58149133

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FY 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FY 2009 and setting of the dividend

PROPOSAL #O.4: Approve the regulated Agreements and          ISSUER            YES         AGAINST           AGAINST

Undertakings relating to Mr. Jean-Paul Agon's status,

 whose work contact has ended

PROPOSAL #O.5: Approve to renew Sir Lindsay Owen-               ISSUER            YES             FOR                  FOR

Jones' term as Board Member

PROPOSAL #O.6: Approve to renew Mr. Jean-Paul Agon's         ISSUER            YES             FOR                  FOR

term as Board Member

PROPOSAL #O.7: Approve to renew Mr. Francisco                     ISSUER            YES             FOR                  FOR

Castaner Basco's term as Board Member

PROPOSAL #O.8: Approve to renew Mr. Charles-Henri              ISSUER            YES             FOR                  FOR

Filippi's term as Board Member

PROPOSAL #O.9: Approve to renew Mr. Xavier Fontanet's        ISSUER            YES             FOR                  FOR

 term as Board Member

PROPOSAL #O.10: Approve to renew Mr. Marc Ladreit de         ISSUER            YES         AGAINST           AGAINST

Lacharriere's term as Board Member

PROPOSAL #O.11: Approve to renew the permanent and            ISSUER            YES             FOR                  FOR

substitute Statutory Auditors' terms

PROPOSAL #O.12: Approve to renew 1 permanent                       ISSUER            YES             FOR                  FOR

Statutory Auditor's term and appointment of his/her

substitute Statutory Auditor

PROPOSAL #O.13: Authorize the Company to repurchase          ISSUER            YES             FOR                  FOR

its own shares

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the capital by cancellation of shares acquired

 by the Company according to Articles L.225-209 and

L. 225-208 of the Commercial Code

PROPOSAL #E.15: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LOTTOMATICA GROUP S.P.A.

  TICKER:                  N/A                 CUSIP:   T6326Y108

  MEETING DATE:      7/2/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #E.1: Amend Article 1 of the Company                      ISSUER             NO              N/A                  N/A

PROPOSAL #O.2: Approve the allocation of shares                 ISSUER             NO              N/A                  N/A

Employees reserved and power to observe formalities

to the Board of Directors, any adjournment thereof

PROPOSAL #O.3: Approve the Stock Option Plan and                ISSUER             NO              N/A                  N/A

power to observe formalities to the Board of

Directors, any adjournment thereof

PROPOSAL #O.4: Approve the resolutions concerning              ISSUER             NO              N/A                  N/A

Incentive Bonus Scheme

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LOTTOMATICA GROUP S.P.A.

  TICKER:                  N/A                 CUSIP:   T6326Y108

  MEETING DATE:      11/20/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #E.1: Approve to increase the share capital,        ISSUER             NO              N/A                  N/A

 for a maximum counter value of EUR 350 million,

through the issue of Lottomatica Ordinary Shares to

be offered to Mediobanca; amend the Article 5 of the

Company; any adjournment thereof

PROPOSAL #E.2: Amend Article 13 and Article 14 of              ISSUER             NO              N/A                  N/A

Company; any adjournment thereof

PROPOSAL #O.1: Approve the determination of Directors        ISSUER             NO              N/A                  N/A

 emoluments; any adjournment there of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LUNDIN PETROLEUM AB

  TICKER:                  N/A                 CUSIP:   W64566107

  MEETING DATE:      3/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Election of the Chairman of the meeting        ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Preparation and approval of the voting         ISSUER             NO              N/A                  N/A

register

PROPOSAL #4.: Approval of the agenda                                     ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Election of one or two persons to                 ISSUER             NO              N/A                  N/A

approve the minutes

PROPOSAL #6.: Determination as to whether the meeting        ISSUER             NO              N/A                  N/A

 has been duly convened

PROPOSAL #7.: Approve the sale of Lundin Petroleum's         ISSUER            YES             FOR                  FOR

UK business to EnQuest plc as specified

PROPOSAL #8.: Approve the distribution of shares in          ISSUER            YES             FOR                  FOR

EnQuest plc to the shareholders of Lundin Petroleum

as specified; authorize the Board to decide upon the

record date for the right to receive shares in

Enquest the proposal of the Board is conditional upon

 a resolution in favour of the Board's proposal under

 item 7 and upon a primary listing of the shares in

enquest on the London Stock Exchange having occurred

at the time of distribution

PROPOSAL #9.: Approve the remuneration to certain              ISSUER            YES         AGAINST           AGAINST

Senior Management of Lundin Petroleum as specified

PROPOSAL #10.: Closing of the meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LUNDIN PETROLEUM AB

  TICKER:                  N/A                 CUSIP:   W64566107

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Election of Advokat Erik Nerpin as                ISSUER             NO              N/A                  N/A

Chairman of the meeting

PROPOSAL #3.: Preparation and approval of the voting         ISSUER             NO              N/A                  N/A

register

PROPOSAL #4.: Approval of the agenda                                     ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Election of 1 or 2 persons to approve          ISSUER             NO              N/A                  N/A

the minutes

PROPOSAL #6.: Determination as to whether the meeting        ISSUER             NO              N/A                  N/A

 has been duly convened

PROPOSAL #7.: Speech by the Chief Executive Officer           ISSUER             NO              N/A                  N/A

PROPOSAL #8.: Presentation of the annual report and          ISSUER             NO              N/A                  N/A

the Auditors report, the consolidated annual report

and the Auditors Group report

PROPOSAL #9.: Adopt the profit and loss statement and        ISSUER            YES             FOR                  FOR

 the balance sheet and the consolidated profit and

loss statement and consolidated balance sheet

PROPOSAL #10.: Approve the appropriation of the                 ISSUER            YES             FOR                  FOR

Company's profit or loss according to the adopted

balance sheet

PROPOSAL #11.: Grant discharge from liability to the         ISSUER            YES             FOR                  FOR

Members of the Board and the Chief Executive Officer

PROPOSAL #12.: Presentation by the Nomination                     ISSUER             NO              N/A                  N/A

Committee: the work of the Nomination Committee;

proposal for election of Chairman of the Board and

other members of the Board; proposal for remuneration

 of the Chairman and other members of the Board;

proposal for remuneration of the auditors

PROPOSAL #13.: Election of seven Members of the Board        ISSUER            YES             FOR                  FOR

 of Directors with no Deputy Members

PROPOSAL #14.: Approve a total compensation to the            ISSUER            YES             FOR                  FOR

Board of Directors of SEK 3.5 million to be divided

as follows. SEK 800,000 to the Chairman, SEK 400,000

to other members of the Board except the Chief

Executive Officer C. Ashley Heppenstall and SEK

100,000 for each assignment in the Committees of the

Board of Directors [in total not more than SEK

PROPOSAL #15.: Re-election of Members of the Board:          ISSUER            YES         AGAINST           AGAINST

Ian. H. Lundin, Magnus Unger, William A. Rand, Lukas

H. Lundin, C. Ashley Heppenstall, Asbjorn Larsen and

Dambisa F. Moyo; re-election of Ian H. Lundin as a

Chairman of the Board of Directors

PROPOSAL #16.: Approve the payment of Auditors fees          ISSUER            YES             FOR                  FOR

upon approval of their invoice

PROPOSAL #17.: Presentation of proposals in relation         ISSUER             NO              N/A                  N/A

to: principles for compensation and other terms of

employment for Management; principles for

compensation under the Long-term Incentive Plan for

Management other than senior executives; remuneration

 of Board members for special assignments outside the

 directorship; authorization of the Board to resolve

new issue of shares and convertible debentures;

authorization of the Board to resolve repurchase and

sale of shares

PROPOSAL #18.: Approve the specified principles for          ISSUER            YES         AGAINST           AGAINST

compensation and other terms of employment for

Management as specified

PROPOSAL #19.: Approve the specified principles for          ISSUER            YES         AGAINST           AGAINST

compensation under the Long-term Incentive Plan for

Management other than senior executives as specified

PROPOSAL #20.: Approve the remuneration of Board                ISSUER            YES         AGAINST           AGAINST

members for special assignments outside the

directorship: an amount of not more than SEK 2.5

million in total be available for remuneration of

Board members for special assignments outside the

directorship

PROPOSAL #21.: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

issue new shares with consideration in cash or in

kind or by set-off or otherwise with conditions and

thereby be able to resolve to disapply the

shareholders pre-emption rights; to the extent the

new shares are issued with disapplication of the

shareholders pre-emption rights they shall be issued

at a subscription price that closely corresponds to

the market price of the shares at the time of the

issue; and to issue convertible debentures with

consideration in cash or in kind or by set-off or

otherwise with conditions and thereby be able to

resolve to disapply the shareholders preemption

rights; to the extent the convertible debentures are

issued with disapplication of the shareholders pre-

emption rights they shall be issued at a subscription

 price that closely corresponds to market value based

 on the market price of the shares at the time of the

 issue of the convertible debentures

PROPOSAL #22.: Authorize the Board of Directors,                ISSUER            YES             FOR                  FOR

during the period until the next Annual General

Meeting, to decide on repurchases and sales of Lundin

 Petroleum shares on the NASDAQ OMX Stockholm

Exchange [the Exchange] the maximum number of shares

repurchased shall be such that shares held in

treasury from time to time do not exceed 5 per cent

of all shares of the Company repurchase of shares on

the Exchange may take place only at a price within

the spread between the highest bid price and lowest

ask price as registered from time to time on the

Exchange, the repurchases shall be made in accordance

 with the provisions concerning the purchase and sale

 of a Company's own shares in the 'Rule Book for

Issuers issued by the Exchange'

PROPOSAL #23.: Approve the nomination process for the        ISSUER            YES         AGAINST           AGAINST

 AGM in 2011 as specified

PROPOSAL #24.: Other matters                                                   ISSUER             NO              N/A                  N/A

PROPOSAL #25.: Closing of the meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LUXOTTICA GROUP SPA, BELLUNO

  TICKER:                  N/A                 CUSIP:   T6444Z110

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the distribution of dividends           ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Grant authority to buy and dispose own         ISSUER             NO              N/A                  N/A

shares

PROPOSAL #3.: Appoint the Board of Statutory Auditors        ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LUXOTTICA GROUP SPA, BELLUNO

  TICKER:                  N/A                 CUSIP:   T6444Z110

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Company's statutory                       ISSUER             NO              N/A                  N/A

financial statements for the YE 31 DEC 2009

PROPOSAL #2: Approve the allocation of net income and        ISSUER             NO              N/A                  N/A

 distribution of dividends

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LVMH MOET HENNESSY LOUIS VUITTON, PARIS

  TICKER:                  N/A                 CUSIP:   F58485115

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company accounts                         ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated accounts                ISSUER            YES             FOR                  FOR

PROPOSAL #O.3: Approve the regulated agreements                 ISSUER            YES         AGAINST           AGAINST

specified in Article L. 225-38 of the Code du

Commerce  Commercial Code

PROPOSAL #O.4: Approve the allocation of the result -        ISSUER            YES             FOR                  FOR

 setting of the dividend

PROPOSAL #O.5: Approve the renewal of the Director's         ISSUER            YES         AGAINST           AGAINST

mandate held by M. Bernard Arnault

PROPOSAL #O.6: Approve the renewal of the Director's         ISSUER            YES         AGAINST           AGAINST

mandate held by Mme. Delphine Arnault

PROPOSAL #O.7: Approve the renewal of the Director's         ISSUER            YES         AGAINST           AGAINST

mandate held by M. Nicholas Clive Worms

PROPOSAL #O.8: Approve the renewal of the Director's         ISSUER            YES         AGAINST           AGAINST

mandate held by M. Patrick Houel

PROPOSAL #O.9: Approve the renewal of the Director's         ISSUER            YES         AGAINST           AGAINST

mandate held by M. Felix G Rahatyn

PROPOSAL #O.10: Approve the renewal of the Director's        ISSUER            YES             FOR                  FOR

 mandate held by M. Hubert Vedrine

PROPOSAL #O.11: Appointment of Mme. Helene Carrere            ISSUER            YES             FOR                  FOR

d'Encausse as a Director

PROPOSAL #O.12: Approve the renewal of the Censor's          ISSUER            YES         AGAINST           AGAINST

mandate held by M. Kilian Hennessy

PROPOSAL #O.13: Approve the renewal of the Auditor's         ISSUER            YES             FOR                  FOR

mandate held by Deloitte & Associes

PROPOSAL #O.14: Appointment of Ernst & Young and                ISSUER            YES             FOR                  FOR

Others as the Auditors

PROPOSAL #O.15: Approve the renewal of the Auditor's         ISSUER            YES             FOR                  FOR

mandate held by M. Denis Grison

PROPOSAL #O.16: Appointment of Auditex as an                       ISSUER            YES             FOR                  FOR

Assistant Auditors

PROPOSAL #O.17: Grant authority to manipulate Company        ISSUER            YES             FOR                  FOR

 shares

PROPOSAL #E.18: Grant authority to reduce capital              ISSUER            YES             FOR                  FOR

stock by canceling self-held shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  M6 METROPOLE TELEVISION SA, NEUILLY SUR SEINE

  TICKER:                  N/A                 CUSIP:   F6160D108

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements for the        ISSUER            YES             FOR                  FOR

 FYE on 31 DEC 2009

PROPOSAL #2: Approve the consolidated financial                 ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #3: Approve the allocation of income for the        ISSUER            YES             FOR                  FOR

 FY and set the amount of the dividend (payment of

2.35 EUR/shares on the 17th of  May in two parts EUR

0.85 and EUR 1.50)

PROPOSAL #4: Approve the regulated agreements and              ISSUER            YES             FOR                  FOR

undertakings

PROPOSAL #5: Approve the undertaking in favor of Mr.         ISSUER            YES             FOR                  FOR

Nicolas de Tavernost in the event of termination of

his duties

PROPOSAL #6: Approve the undertaking in favor of Mr.         ISSUER            YES             FOR                  FOR

Thomas Valentin in the event of termination of his

duties

PROPOSAL #7: Approve the undertaking in favor of Mrs.        ISSUER            YES             FOR                  FOR

 Catherine Lenoble in the event of termination of his

 duties

PROPOSAL #8: Approve the undertaking in favor of Mr.         ISSUER            YES         AGAINST           AGAINST

Jerome Lefebure in the event of termination of his

duties

PROPOSAL #9: Ratify the co-optation of Mr. Philippe          ISSUER            YES         AGAINST           AGAINST

Delusinne as a Supervisory Board Member

PROPOSAL #10: Ratify the co-optation of Mrs. Delphine        ISSUER            YES             FOR                  FOR

 Arnault as a Supervisory Board Member

PROPOSAL #11: Approve to set the amount for                        ISSUER            YES             FOR                  FOR

attendance allowances allocated to the Board Members

PROPOSAL #12: Authorize the Executive Board to allow         ISSUER            YES             FOR                  FOR

the Company to repurchase its own shares as part of

the Program pursuant to Article L. 225-209 of the

Commercial Code

PROPOSAL #13: Powers for the formalities                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAN GROUP PLC

  TICKER:                  N/A                 CUSIP:   G5790V156

  MEETING DATE:      7/9/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the 'Directors', 'Auditors'              ISSUER            YES             FOR                  FOR

reports and the financial statements for the YE 31

MAR 2009

PROPOSAL #2.: Approve the remuneration report for the        ISSUER            YES             FOR                  FOR

 YE 31 MAR 2009

PROPOSAL #3.: Declare a final dividend of 15.47 pence        ISSUER            YES             FOR                  FOR

 per ordinary share giving a total of 27.36 pence per

 ordinary share for the YE 31 MAR 2009

PROPOSAL #4.: Re-appoint Mr. Jon Aisbitt as the                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5.: Re-appoint Mr. Peter Clarke as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company to hold office from

the conclusion of this meeting until the conclusion

of the next AGM at which accounts are laid before the

PROPOSAL #7.: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the remuneration of the Auditors

PROPOSAL #8.: Approve to increase the authorized                ISSUER            YES             FOR                  FOR

share capital of the Company from USD

681,010,434.49209 and GBP 50,000 to USD

698,010,434.49209 and GBP 50,000 by the creation of

495,829,201 ordinary shares of 3 3/7 US cents each

ranking pari passu in all respects with the existing

ordinary shares of 3 3/7 US cents in the capital of

PROPOSAL #9.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 pursuant to Section 80 of the Companies Act 1985

[the Act] to exercise all the powers of the Company

to allot relevant securities [within the meaning of

Section 80 of the Act]: [a] up to a nominal amount of

 USD 19,520,845; and [b] comprising equity securities

 [within the meaning of Section 94 of the Act] up to

a nominal amount of USD 39,041,690 [such amount to be

 reduced by the nominal amount of any relevant

securities issued under paragraph [a] of this

Resolution 9] in connection with an offer by way of a

 rights issue: [i] to ordinary shareholders in

proportion [as nearly as may be practicable] to their

 existing holdings; and [ii] to holders of other

equity securities, as required by the rights of those

 securities or, subject to such rights, as the

Directors of the Company otherwise consider

necessary, and so that the Directors of the Company

may impose any limits or restrictions and make any

arrangements which they consider necessary or

appropriate to deal with treasury shares, fractional

entitlements, record dates, legal, regulatory or

practical problems in, or under the laws of, any

territory or any other matter, [Authority expires the

 earlier of the conclusion of the AGM of the Company

unless previously renewed, varied or revoked by the

Company in GM]; and the directors of the Company may

allot relevant securities under any such offer or

agreement as if the authority conferred hereby had

PROPOSAL #S.10: Authorize the Directors of the                   ISSUER            YES             FOR                  FOR

Company pursuant to Section 95 of the Companies Act

1985 [the Act], to allot equity securities [within

the meaning of Section 94[2] of the Act] wholly for

cash pursuant to the general authorities conferred by

 Resolution 9 and/or where the allotment constitutes

an allotment of equity securities by virtue of

Section 94 [3A] of the Act, in each case free of the

restriction in Section 89[1] of the Act, such power

to be limited to: a]the allotment of equity

securities in connection with an offer of equity

securities [but in the case of an allotment pursuant

to the authority granted under paragraph [b] of

Resolution 9, such power shall be limited to the

allotment of equity securities in connection with an

offer by way of a rights issue only]: [i] to ordinary

 shareholders in proportion [as nearly as may be

practicable] to their existing shareholdings; and

[ii] to the holders of other equity securities, as

required by the rights of those securities or,

subject to such rights, as the Directors of the

Company otherwise consider necessary, and so that the

 Directors of the Company may impose any limits or

restrictions and make any arrangements which it

considers necessary or appropriate to deal with

treasury shares, fractional entitlements, record

dates, legal, regulatory or practical problems in, or

 under the laws of, any territory or any other

matter; b]and the allotment of equity securities

pursuant to the authority granted under paragraph [a]

 of Resolution 9 and/or an allotment which

constitutes an allotment of equity securities by

virtue of Section 94 [3A] of the Act [in each case,

otherwise than in the circumstances set out in

paragraph [a] of this Resolution 10] up to an

aggregate nominal amount of USD 2,928,127, such power

 to apply [Authority expires the earlier of the

conclusion of the AGM of the Company unless

previously renewed, varied or revoked by the Company

after the date of the passing of this resolution or

08 OCT 2010] and the Directors of the Company may

allot equity securities under any such offer or

PROPOSAL #S.11: Authorize the Company, pursuant to            ISSUER            YES             FOR                  FOR

Section 166 of the Companies Act 1985 [the Act] to

make market purchases [within the meaning of Section

163 of the Act] on the London Stock Exchange of

ordinary shares of 3 3/7 US cents each [ordinary

shares] provided that: [i] the maximum aggregate

number of ordinary shares that may be purchased is

170,805,967; in substitution for all existing powers,

 the Company;[ii] the minimum price[exclusive of

expenses] which may be paid for an ordinary share is

3 3/7 US cents or the sterling equivalent of 3 3/7 US

 cents;[iii] the maximum price[exclusive of expenses]

 which may be paid for each ordinary share is higher

of:[a] 105% of the average market value of an

ordinary share in the Company for the 5 business days

 prior to the day the purchase is made; and the value

 of an ordinary share calculated on the basis of the

higher of the price quoted for [a] the last

independent trade of; and [b] the highest current

independent bid for any number of the Company's

ordinary shares on the London Stock Exchange;

[Authority expires on the conclusion of the next

Annual General Meeting of the Company or on the

earlier of 08 JAN 2011] and the Company may make a

purchase of ordinary shares in pursuance of any such

contract as if the authority conferred by this

PROPOSAL #S.12: Authorize the Directors to call                 ISSUER            YES             FOR                  FOR

general meetings of the Company other than AGM on not

 less than 14 clear days' notice, [Authority shall

expire at the conclusion of the next AGM of the

Company after the passing of this resolution]

PROPOSAL #S.13: Approve and authorize the terms of            ISSUER            YES             FOR                  FOR

the proposed contract [a draft of which has been

produced to the meeting and initialled by the

Chairman of the meeting for the purpose of

identification only] between the Company and all the

holders of deferred dollar shares of 0.001 US cent

each in the capital of the Company [the deferred

dollar shares], which will be executed by a Director

or officer of the Company on behalf of such holders

in accordance with Article 167[F][1] of the Articles

of Association of the Company, pursuant to which the

Company will purchase all of the deferred dollar

shares in issue, for the purposes of section 164 of

the Companies Act 1985 [as amended] and otherwise,

but so that such approval and [authority shall expire

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAN SE

  TICKER:                  N/A                 CUSIP:   D51716104

  MEETING DATE:      4/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted annual                ISSUER             NO              N/A                  N/A

financial statements of MAN SE and the approved

consolidated financial statements for the year ending

 December 31, 2009 in addition to the management

report of MAN SE and the MAN Group management report

for the 2009 fiscal year as well as the explanatory

report on information in accordance with sections 289

 (4) and 315 (4) of the Handelsgesetzbuch (HGB German

  Commercial Code) and the report of the Supervisory

Board

PROPOSAL #2.: Appropriation of MAN SE's net retained         ISSUER             NO              N/A                  N/A

profits

PROPOSAL #3.: Approval of the Executive                                ISSUER             NO              N/A                  N/A

PROPOSAL #4.: Approval of the Supervisory Board's              ISSUER             NO              N/A                  N/A

actions

PROPOSAL #5.1: Election of a new member to the                   ISSUER             NO              N/A                  N/A

Supervisory Board: Ulf Berkenhagen

PROPOSAL #5.2: Election of a new member to the                   ISSUER             NO              N/A                  N/A

Supervisory Board: Dr. jur. Thomas Kremer

PROPOSAL #6.: Authorization to purchase and use own          ISSUER             NO              N/A                  N/A

shares

PROPOSAL #7.: Cancellation of existing authorized              ISSUER             NO              N/A                  N/A

capital, authorization to create new authorized

capital and amendments to the Articles of Association

PROPOSAL #8.: Authorization to issue convertible                ISSUER             NO              N/A                  N/A

bonds and bonds with warrants, creation of contingent

 capital and amendments to the Articles of Association

PROPOSAL #9.: Amendment to the Articles of                          ISSUER             NO              N/A                  N/A

Association to create the option of appointing

Executive Board members for up to six years

PROPOSAL #10.: Amendment to the Articles of                        ISSUER             NO              N/A                  N/A

Association to determine attendance fees for

Supervisory Board members

PROPOSAL #11.: Amendments to the Articles of                       ISSUER             NO              N/A                  N/A

Association based on ARUG

PROPOSAL #12.: Appointment of auditors for the 2010          ISSUER             NO              N/A                  N/A

fiscal year

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAPFRE SA

  TICKER:                  N/A                 CUSIP:   E3449V125

  MEETING DATE:      3/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual account in 2009 and          ISSUER            YES             FOR                  FOR

the distribution of the result

PROPOSAL #2: Approve the management of the Board                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-elect the Board's Members                             ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the distribution of the dividend        ISSUER            YES             FOR                  FOR

PROPOSAL #5: Authorize the Board Members to increase         ISSUER            YES             FOR                  FOR

the capital until the limit established in Article

153 within the Law of Corporations

PROPOSAL #6: Authorize the Board, in accordance with         ISSUER            YES             FOR                  FOR

Article 75, to purchase own shares

PROPOSAL #7: Approve the report about the policy of          ISSUER            YES         AGAINST           AGAINST

the salaries of the Board

PROPOSAL #8: Appoint the Auditors                                           ISSUER            YES             FOR                  FOR

PROPOSAL #9: Approve the delegation of powers                      ISSUER            YES             FOR                  FOR

PROPOSAL #10: Approve the minutes                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MARFIN INVESTMENT GROUP HOLDING SA, ATHENS

  TICKER:                  N/A                 CUSIP:   X5188E106

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the separate and consolidated            ISSUER             NO              N/A                  N/A

annual financial statements of the FY 2009, the

respective reports of the Board of Directors and the

Chartered Accountants Auditors

PROPOSAL #2: Grant discharge of the Members of the            ISSUER             NO              N/A                  N/A

Board and Chartered Accountants Auditors from all

liability with regard to the activities of FY 2009

PROPOSAL #3: Appointment of Chartered Accountants              ISSUER             NO              N/A                  N/A

Auditors for the FY 2010

PROPOSAL #4: Receive the report of activities of the         ISSUER             NO              N/A                  N/A

nomination and remuneration committee to the OGM of

shareholders

PROPOSAL #5: Election of new Board Members in                     ISSUER             NO              N/A                  N/A

replacement of resigned Members

PROPOSAL #6: Election of new Board of Directors                 ISSUER             NO              N/A                  N/A

appointment of Independent Board Members

PROPOSAL #7: Election of Members of the nomination            ISSUER             NO              N/A                  N/A

remuneration committee of the Company

PROPOSAL #8: Appointment of Members of the audit                ISSUER             NO              N/A                  N/A

committee in accordance with Article 37, law 3693.2008

PROPOSAL #9: Approve the contracts and remunerations         ISSUER             NO              N/A                  N/A

in accordance with Articles 23A and 24 of codified

law 2190.1920

PROPOSAL #10: Approve the acquisition of own shares          ISSUER             NO              N/A                  N/A

in accordance with Article 16 paragraphs 1 and 2 of

codified law 2190.1920

PROPOSAL #11: Amend the Articles 20 authorization              ISSUER             NO              N/A                  N/A

powers of the Board of Directors and 23 convocation

of the Board of Directors of the Company's articles

PROPOSAL #12: Approve to increase the Company's share        ISSUER             NO              N/A                  N/A

 capital through capitalization of reserves of the

Company, with a respective increase of the nominal

value of each share, amendment of Article 5,

paragraph 1 of the Company'S Articles

PROPOSAL #13: Approve the reduction of the Company's         ISSUER             NO              N/A                  N/A

share capital by cash refund to the shareholders,

with a respective decrease of the nominal value of

each share, further amendment of Article 5, paragraph

 1 of the Company's Articles

PROPOSAL #14: Approve to increase the Company's share        ISSUER             NO              N/A                  N/A

 capital through issue of new shares above par, with

payment in cash effected through reinvestment of the

capital return by shareholders, further amendment of

Article 5, paragraph 1 of the Company's Articles,

determination of the distribution price of the new

shares and other terms of the increase, admission of

the shares to be issued as a result of the capital

increase for trading in athex, authorize the Board of

 Directors to regulate all matters pertaining to the

distribution and admission of the new shareholders in

 athex, and any relevant matter

PROPOSAL #15: Authorize the Board of Directors with          ISSUER             NO              N/A                  N/A

regard to the share capital increase of the Company

in accordance with Article 13, paragraph1 of codified

 law 2190.1920. amendment of Article 5 of the

Company's Articles

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MARKS AND SPENCER GROUP PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G5824M107

  MEETING DATE:      7/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and the                 ISSUER            YES             FOR                  FOR

accounts

PROPOSAL #2.: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Declare the final dividend                              ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Sir Stuart Rose                                  ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Elect Mr. Jan Du Plessis                                  ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. Jeremy Darroch                             ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Sir David Michels                              ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-elect Louise Patten                                     ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-appoint PwC as the Auditors                       ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Authorize the Audit Committee to                 ISSUER            YES             FOR                  FOR

determine Auditors remuneration

PROPOSAL #11.: Grant authority to allot shares                    ISSUER            YES             FOR                  FOR

PROPOSAL #S.12: Approve to disapply the pre emption          ISSUER            YES             FOR                  FOR

rights

PROPOSAL #S.13: Grant authority to purchase of own            ISSUER            YES             FOR                  FOR

shares

PROPOSAL #S.14: Approve to call general meetings on          ISSUER            YES             FOR                  FOR

14 days notice

PROPOSAL #S.15: Approve the Republic of Ireland All          ISSUER            YES             FOR                  FOR

Employee Sharesave Plan

PROPOSAL #S.16: Approve to recommend that the Board          ISSUER            YES             FOR                  FOR

brings forward the appointment of an Independent

Chairman from JUL 2011 to JUL 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MEDIASET SPA, COLOGNO MONZESE

  TICKER:                  N/A                 CUSIP:   T6688Q107

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement at 31            ISSUER             NO              N/A                  N/A

DEC 2009, report of the Board of Directors, of the

Board of Auditors and Independent Auditors,

presentation of consolidated financial statement at

PROPOSAL #2: Approve the distribution of profits, any        ISSUER             NO              N/A                  N/A

 adjournment thereof

PROPOSAL #3: Approve the supplement to the                          ISSUER             NO              N/A                  N/A

appointment of Independent Auditors Reconta Ernst &

Young S.p.A. by resolution of the general meeting on

16 APR 2008; pertinent resolutions

PROPOSAL #4: Grant authority to share buyback and              ISSUER             NO              N/A                  N/A

sale, any adjournment thereof

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MEDIOBANCA - BANCA DI CREDITO FINANZIARIO SPA, MIL

  TICKER:                  N/A                 CUSIP:   T10584117

  MEETING DATE:      10/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 30          ISSUER             NO              N/A                  N/A

JUN 2009; Board of Directors and the Auditors and

Independent Auditors Report; any adjournment thereof

PROPOSAL #2.: Approve the emoluments of Employees               ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MEDIOLANUM SPA

  TICKER:                  N/A                 CUSIP:   T66932111

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statement and            ISSUER             NO              N/A                  N/A

consolidated financial statement at 31 DEC 2009,

report of the Board of Directors, of the Board of

Auditors and Independent Auditors

PROPOSAL #O.2: Grant authority to share buyback and          ISSUER             NO              N/A                  N/A

sale

PROPOSAL #O.3: Approve the shareholding plans and              ISSUER             NO              N/A                  N/A

delegation of powers to carrying out of plans

PROPOSAL #E.1: Approve to give the Board of Directors        ISSUER             NO              N/A                  N/A

 a proxy of paid capital increase for max EUR

500,000.00 and max EUR  700,000.00 and amend the

Article 6 of statute

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MERCK KGAA

  TICKER:                  N/A                 CUSIP:   D5357W103

  MEETING DATE:      4/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Presentation of the financial statements        ISSUER             NO              N/A                  N/A

 and annual report for the 2009 FY with the report of

 the Supervisory Board, the Group financial

statements and Group annual report

PROPOSAL #2.: Approval of the financial statements            ISSUER             NO              N/A                  N/A

for the 2009 FY

PROPOSAL #3.: Resolution on the appropriation of the         ISSUER             NO              N/A                  N/A

distributable profit of EUR 97,292,833.43 as follows:

 payment of a dividend of EUR 1 per no-par share EUR

32,671,707.43 shall be carried forward ex-dividend

and payable date: 12 APR 2010

PROPOSAL #4.: Ratification of the acts of the Board          ISSUER             NO              N/A                  N/A

of Managing Directors

PROPOSAL #5.: Ratification of the acts of the                     ISSUER             NO              N/A                  N/A

Supervisory Board

PROPOSAL #6.: Appointment of Auditors for the 2010            ISSUER             NO              N/A                  N/A

FY: KPMG, Berlin

PROPOSAL #7.: Amend the Articles of Association in            ISSUER             NO              N/A                  N/A

connection with the shareholder rights directive

implementation Act [ARUG], a] Section 3, in respect

of Company announcements being published in the

electronic Federal Gazette and the Company being

authorized to transmit information to shareholders by

 electronic means; a] Section 21 (2) in respect of

the convocation of the shareholders meeting being

published in the electronic Federal Gazette at least

30 days prior to the last date of registration for

the meeting; c] Section 22(1), in respect of

shareholders being entitled to participate in and

vote at the shareholders' meeting if they register

with the Company by the sixth day prior to the

meeting; d] Section 22(2), in respect of shareholders

 being obliged to provide evidence of their

shareholding as per the statutory record date; e]

Section 22(4), in respect of proxy voting

instructions being issued in writing or

electronically in manner determined by the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  METRO AG, DUESSELDORF

  TICKER:                  N/A                 CUSIP:   D53968125

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER            YES             FOR                  FOR

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements, the group annual report, and the reports

 pursuant to Sections 289[4], 289[5] and 315[4] of

the German Commercial Code Resolution on the

appropriation of the distributable profit of EUR 40

9,833,053.79 as follows: payment of a dividend of EUR

 1.18 per ordinary share Payment of a dividend of EUR

 1.298 per preference share EUR 23,90 7,769.59 shall

be carried forward Ex -dividend and payable date: 06

PROPOSAL #2.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #3.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #4.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the members of the Board of Managing Directors

PROPOSAL #5.: Appointment of Auditors for the 2010            ISSUER            YES             FOR                  FOR

FY: KPMG AG, Berlin

PROPOSAL #6.: Election of Juergen Kluge to the                   ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #7.: Authorization to acquire own shares,            ISSUER            YES             FOR                  FOR

the Company shall be authorized to acquire own shares

 of up to 10% of its share capital, at prices not

differing more than 10% from the market price of the

shares, on or before 04 MAY 2015, the Board of

Managing Directors shall be authorized to float the

shares o n foreign stock exchanges, to use t he

shares for mergers and acquisitions, to retire the

shares, to dispose of the shares in a manner other

than the stock exchange or an offer to all

shareholders if the shares are sold at a price not

materially below their market price, and to offer the

 shares to holders of conversion and option rights

PROPOSAL #8.: Resolution on the authorization to                ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds, the creation

of contingent capital, and the corresponding

amendment to the Articles of Association, the current

 authorizations I and II given by the shareholders

meeting of 13 MAY 2009, to issue convertible and/or

warrant bonds shall be revoked, the Board of Managing

 Directors shall be authorized, with the consent of

the Supervisory Board, to issue bearer bonds of up to

 EUR 1,500,000,000 and conferring conversion and/or

option rights f or shares of the Company, on or

before 04 MAY 2015, Shareholders shall be granted

subscription rights except for residual amounts, for

the g ranting of such right to holders of conversion

or option rights, and for the issue of bonds

conferring conversion and/or option rights for'S

hares of the Company of up to 10% of the share

capital at a price not materially below their

theoretical market value, the Company's share capital

 shall be increased accordingly by up to EUR

127,825,000 through the issue of up to 50,000,000 new

 ordinary shares, insofar as con version and/or

option rights are exercised [contingent capital I],

the current contingent capital II shall be revoked

PROPOSAL #9.: Amendment to Section 13 of the Articles        ISSUER            YES             FOR                  FOR

 of Association in respect of the members of the

nomination Committee only receiving a n annual

remuneration for Membership in the committee if at

least two committee meetings were held within the

corresponding FY

PROPOSAL #10.: Amendment to Sections 15 and 16 o f            ISSUER            YES             FOR                  FOR

the Articles of Association in respect of the

shareholders meeting being convened at least 36 days

prior to the meeting, and in respect o f shareholders

 being entitled to participate in and vote at the

shareholders meeting if they register with the

Company by the sixth day prior to the meeting and

provide evidence of their shareholding as per the

statutory record date

PROPOSAL #11.: Amendment to Section 18 of the                     ISSUER            YES             FOR                  FOR

Articles of Association in respect of proxy voting

instructions being issued in written form or in

another manner determined by the Company

PROPOSAL #12.: Amendments to Sections 16 and 17 of            ISSUER            YES             FOR                  FOR

the Articles of Association in respect of the Board

of Managing Directors being authorized to permit the

shareholders to participate in the shareholders

meeting b y the use of electronic means of

communication, and in respect of the Board of

Managing Directors being authorized to permit the

audiovisual transmission o f the shareholders meeting

PROPOSAL #13.: Amendment to Section 18 of the                     ISSUER            YES             FOR                  FOR

articles of Association in respect of the Board of

Managing Directors being authorized to permit

absentee voting at shareholders meetings

PROPOSAL #14.: Amendment to Section 8 of the Articles        ISSUER            YES             FOR                  FOR

 of Association in respect of the Supervisory Board

electing the Chairman and the Deputy Chairman of the

Board from among its members

PROPOSAL #15.: Amendment to Section 12 of the                     ISSUER            YES             FOR                  FOR

Articles of Association in respect of the second

sentence of the second paragraph being deleted due to

 statutory adjustments to the provisions governing

the Supervisory Board's authority to receive

declarations of intent

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  METSO CORPORATION

  TICKER:                  N/A                 CUSIP:   X53579102

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Calling the meeting to order                             ISSUER             NO              N/A                  N/A

PROPOSAL #3: Election of a person to scrutinize the          ISSUER             NO              N/A                  N/A

minutes and count the votes

PROPOSAL #4: Recording the legality and quorum of the        ISSUER             NO              N/A                  N/A

 meeting

PROPOSAL #5: Recording the attendance at the meeting         ISSUER             NO              N/A                  N/A

and adoption of the list of votes

PROPOSAL #6: Presentation of the group financial                ISSUER             NO              N/A                  N/A

statements, annual report and the Auditors' report

for the year 2009

PROPOSAL #7: Adopt the accounts                                              ISSUER            YES             FOR                  FOR

PROPOSAL #8.1: Approve to pay dividend of EUR 0.70           ISSUER            YES             FOR                  FOR

per share

PROPOSAL #8.2: Authorize the Board to decide donation        ISSUER            YES             FOR                  FOR

 of EUR 2,500,000 to Universities

PROPOSAL #9: Grant discharge from liability                         ISSUER            YES             FOR                  FOR

PROPOSAL #10: Approve the remuneration of the Board          ISSUER            YES             FOR                  FOR

Members

PROPOSAL #11: Approve the number of Board Members               ISSUER            YES             FOR                  FOR

PROPOSAL #12: Re-elect M. L. Friman, C. Gardell, Y.          ISSUER            YES             FOR                  FOR

Neuvo, P. Rudengren and J. Viinanen and election of

E. Pehu-Lehtonen and M. Von Frenckell as the new

Members of the Board

PROPOSAL #13: Approve the remuneration of the Auditor        ISSUER            YES             FOR                  FOR

PROPOSAL #14: Election of the Auditor                                    ISSUER            YES             FOR                  FOR

PROPOSAL #15: Authorize the Board to decide on                   ISSUER            YES             FOR                  FOR

acquiring  the Company's own shares

PROPOSAL #16: Authorize the Board to decide on share         ISSUER            YES             FOR                  FOR

issue and granting special rights

PROPOSAL #17: Amend Article 8 of Articles of                       ISSUER            YES             FOR                  FOR

Association

PROPOSAL #18: PLEASE NOTE THAT THIS IS A                              ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S  SOLIDIUM  PROPOSAL: approve to

establish a Nomination Committee

PROPOSAL #19: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MICHELIN

  TICKER:                  N/A                 CUSIP:   F61824144

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's accounts for the        ISSUER            YES             FOR                  FOR

 year 2009

PROPOSAL #O.2: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for the year 2009 and setting of the dividend with

option of payment in shares

PROPOSAL #O.3: Approve the Company's consolidated              ISSUER            YES             FOR                  FOR

accounts for the year 2009

PROPOSAL #O.4: Approve a regulated agreement                       ISSUER            YES             FOR                  FOR

authorised by the Board of Directors

PROPOSAL #O.5: Re elect Laurence Parisot as                        ISSUER            YES             FOR                  FOR

Supervisory Board Member

PROPOSAL #O.6: Re-elect Pat Cox as Supervisory Board         ISSUER            YES             FOR                  FOR

Member

PROPOSAL #O.7: Re-elect PricewaterhouseCoopers Audit         ISSUER            YES             FOR                  FOR

as Auditor

PROPOSAL #O.8: Re-elect Pierre Coll as Alternate                ISSUER            YES             FOR                  FOR

Auditor

PROPOSAL #O.9: Ratify Deloitte and Associes as Auditor      ISSUER            YES             FOR                  FOR

PROPOSAL #O.10: Ratify BEAS as Alternate Auditor                ISSUER            YES             FOR                  FOR

PROPOSAL #O.11: Authorize the Managers to enable the         ISSUER            YES             FOR                  FOR

Company to operate on its own shares under a Share

Repurchase Programme with a maximum purchase price of

 EUR 100 per share

PROPOSAL #O.12: Authorize the Managers to go ahead            ISSUER            YES             FOR                  FOR

with the issue of bond loans

PROPOSAL #E.13: Authorize the Managers to issue                 ISSUER            YES             FOR                  FOR

shares or tangible assets granting access to the

Company's capital stock, maintaining the preferential

 subscription right

PROPOSAL #E.14: Authorize the Managers to issue                 ISSUER            YES             FOR                  FOR

shares or tangible assets granting access to the

Company's capital stock by means of a public offer,

with suppression of the preferential subscription

PROPOSAL #E.15: Authorize the Managers to issue                 ISSUER            YES             FOR                  FOR

shares and/or tangible assets granting access to the

Company's capital stock by means of an offer as

specified in II of Article L. 411-2 of the Code

Monetaire et Financier  Monetary and Financial Code ,

 with suppression of the preferential subscription

PROPOSAL #E.16: Authorize the Managers to increase            ISSUER            YES             FOR                  FOR

the number of securities to be issued in the event of

 excessive demand during the increase in capital

stock, carried out with or without a preferential

subscription right

PROPOSAL #E.17: Authorize the Managers to go ahead            ISSUER            YES             FOR                  FOR

with an increase in capital stock through

incorporation of reserves

PROPOSAL #E.18: Authorize the Managers to go ahead            ISSUER            YES             FOR                  FOR

with an increase in capital stock by issuing, without

 a preferential subscription right, ordinary shares

used to pay for contributions of securities in the

event of public offers to exchange or contributions

in kind

PROPOSAL #E.19: Authorize the Managers to go ahead            ISSUER            YES             FOR                  FOR

with an increase in capital stock reserved for

employees who belong to a Group savings plan

PROPOSAL #E.20: Authorize the Managers to reduce                ISSUER            YES             FOR                  FOR

capital stock by cancelling shares

PROPOSAL #E.21: Approve the limit of the overall par         ISSUER            YES             FOR                  FOR

amount of capital stock increases and issues of

tangible assets or debt securities

PROPOSAL #E.22: Grant powers for formalities                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MILLICOM INTERNATIONAL CELLULAR SA

  TICKER:                  N/A                 CUSIP:   L6388F128

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Acknowledge the delegation by the                 ISSUER             NO              N/A                  N/A

Chairman of the Board of Directors of the duty to

preside the 2010 AGM

PROPOSAL #2.: Election of Secretary and the                        ISSUER             NO              N/A                  N/A

Scrutineer of the 2010 AGM

PROPOSAL #3.: Receive the Directors report (Rapport          ISSUER             NO              N/A                  N/A

de Gestion) and the report of the External Auditor on

 the consolidated and parent Company [Millicom]

accounts at 31 DEC 2009

PROPOSAL #4.: Approve the consolidated accounts and          ISSUER             NO              N/A                  N/A

the parent Company [Millicom] accounts for the YE 31

DEC 2009

PROPOSAL #5.: Approve to allocate the results of the         ISSUER             NO              N/A                  N/A

YE 31 DEC 2009, on a parent Company basis, Millicom

generated a profie of USD 620,581,503, of this amount

 USD 52,643 is proposed to be allocated to the legal

reserve in accordance with the requirements of the

Luxembourg Law on commercial Companies dated 10 AUG

1915, as amended (the 1915 Law), furthermore, an

aggregate amount of approximately USD 652 million

corresponding to a gross dividend amount of USD 6 per

 share is proposed to be distributed as dividend from

 the remaining results of the YE 31 DEC 2009 and

retained earnings

PROPOSAL #6.: Grant discharge to all the current                ISSUER             NO              N/A                  N/A

Directors of Millicom for the performance of their

mandate during the YE 31 DEC 2009

PROPOSAL #7.: Approve to set the number of Directors         ISSUER             NO              N/A                  N/A

at 8

PROPOSAL #8.: Re-elect Ms. Maria Brunell Livfors as a        ISSUER             NO              N/A                  N/A

 Director for a term ending on the day of the 2011 AGM

PROPOSAL #9.: Re-elect Ms. Donna Cordner as a                     ISSUER             NO              N/A                  N/A

Director for term ending on the day of the 2011 AGM

PROPOSAL #10.: Re-elect Mr. Daniel Johannesson as a          ISSUER             NO              N/A                  N/A

Director for term ending on the day of the 2011 AGM

PROPOSAL #11.: Re-elect Mr. Michel Massart as a                 ISSUER             NO              N/A                  N/A

Director for term ending on the day of the 2011 AGM

PROPOSAL #12.: Re-elect Mr. Allen Sangines-Krause as         ISSUER             NO              N/A                  N/A

a Director for term ending on the day of the 2011 AGM

PROPOSAL #13.: Re-elect Mr. Paul Donovan as a                     ISSUER             NO              N/A                  N/A

Director for term ending on the day of the 2011 AGM

PROPOSAL #14.: Election of Mr. Omari Issa as a new            ISSUER             NO              N/A                  N/A

Director for term ending on the day of the 2011 AGM

PROPOSAL #15.: Election of Mr. Hans Holger Albrecht          ISSUER             NO              N/A                  N/A

as a new Director for term ending on the day of the

2011 AGM

PROPOSAL #16.: Re-elect PricewaterhouseCoopers                   ISSUER             NO              N/A                  N/A

S.A.R.L., Luxembourg as the external Auditor of

Millicom for a term ending on the day of the 2011 AGM

PROPOSAL #17.: Approve the Directors fee-based                   ISSUER             NO              N/A                  N/A

compensation amounting to EUR 392,500 for the period

from the 2010 AGM to the 2011 AGM and share-based

compensation amounting to USD 432,500 for the period

from the 2010 AGM to the 2011 AGM, such shares to be

issued within Millicom's authorized share capital

exclusively in exchange for the allocation from the

premium reserve that is for nil consideration from

the relevant Directors

PROPOSAL #18.A: Authorize the Directors of the                   ISSUER             NO              N/A                  N/A

Company, at any time between 25 MAY 2010 and the day

of the 2011 AGM, provided the required levels of

distributable reserves are met by Millicom at that

time, to engage either directly or through a

subsidiary or a third party, in a share repurchase

plan of Millicom's shares (the Share Repurchase Plan)

 using its available cash reserves in an amount not

exceeding the lower of 10% of Millicom's issued and

outstanding share capital as of the date of the 2010

AGM (that is approximating a maximum of 10,900,000

shares corresponding to USD 16,350,000 in nominal

value or (ii) the then available amount of Millicom's

 distributable reserves on a parent Company basis, in

 the open market on NASDAQ and NASDAW OMX Stockholm,

at an acquisition price which may not be less than

USD 5 per share nor exceed the higher of (x) the

published bid that is the highest current independent

 published bid on a given date or (y) the last

independent transaction price quoted or reported in

the consolidated system on the same date regardless

of the market or exchange involved

PROPOSAL #18.B: Approve the Board of Directors                   ISSUER             NO              N/A                  N/A

proposal to give joint authority to Millicom's Chief

Executive Officer, the Chairman and the Vice Chairman

 of the Board of Directors [i] to decide within the

limits of the authorization set out in the

resolution, the timing and conditions of any

Millicom's Share Repurchase Plan according to market

conditions and [ii] give mandate on behalf of

Millicom to one or more designated broker-dealers to

implement a Share Repurchase Plan

PROPOSAL #18.C: Authorize the Millicom, at the                   ISSUER             NO              N/A                  N/A

discretion of the Board of Directors, in the event

the Share Repurchase Plan is done through a

subsidiary or a third party, to purchase the bought

back the Company shares from such subsidiary or third

PROPOSAL #18.D: Authorize the Millicom, at the                   ISSUER             NO              N/A                  N/A

discretion of the Board of Directors, to pay for the

bought back the Company shares using either

distributable reserves or funds from its share

premium account

PROPOSAL #18.E: Authorize the Millicom, at the                   ISSUER             NO              N/A                  N/A

discretion of the Board of Directors, to transfer all

 or part of the purchased Millicom shares to

employees of the Millicom Group in connection with

any existing or future Millicom long-term incentive

plan and /or use the purchased shares as

consideration for merger and acquisition purposes,

including joint ventures and the buy-out of minority

interests in Millicom's subsidiaries, as the case may

 be, in accordance with the limits set out in

Articles 49-2, 49-3, 49-4, 49-5 and 49-6 of the 1915

PROPOSAL #18.F: Authorize the Board of Directors with        ISSUER             NO              N/A                  N/A

 the option of sub-delegation to implement the above

authorization conclude all agreements, carry out all

formatlities and make all declarations with regard to

 all authorities and generally do all that is

necessary for the execution of any decisions made in

connection with this authorization

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MILLICOM INTL CELLULAR S A

  TICKER:                  N/A                 CUSIP:   L6388F128

  MEETING DATE:      12/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, as per the proposal of the              ISSUER             NO              N/A                  N/A

Company's Board, to decide to distribute a gross

dividend to the Company's shareholders of USD 1.24

per share, corresponding to an aggregate dividend of

approximately USD 135,000,000 to be paid out of the

Company's profits of the YE 31 DEC 2008, in the

amount of USD 1,382,529,705 which have been carried

forward as per the decision of the AGM of 26 MAY 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MOBISTAR SA, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B60667100

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Acknowledge the Management Report of the        ISSUER             NO              N/A                  N/A

 Board of Directors on the annual consolidated

PROPOSAL #2: Receive the report of the Auditor on the        ISSUER             NO              N/A                  N/A

 annual accounts

PROPOSAL #3: Approve the annual accounts ended on 31         ISSUER             NO              N/A                  N/A

DEC 2009 and the affectation of the result

PROPOSAL #4: Grant discharge to the Directors                      ISSUER             NO              N/A                  N/A

PROPOSAL #5: Grant discharge to the Auditor                         ISSUER             NO              N/A                  N/A

PROPOSAL #6: Approve the nomination of Mrs. Nathalie         ISSUER             NO              N/A                  N/A

Clere as a Director

PROPOSAL #7: Approve the raising of the capital of            ISSUER             NO              N/A                  N/A

EUR 22,540,974.83

PROPOSAL #8: Amend Article 2 of the Statutes                       ISSUER             NO              N/A                  N/A

PROPOSAL #9: Amend Article 5 of the Statutes                       ISSUER             NO              N/A                  N/A

PROPOSAL #10: Amend Article 13 of the Statutes                    ISSUER             NO              N/A                  N/A

PROPOSAL #11: Approve to modify Article 15 of the              ISSUER             NO              N/A                  N/A

statuses

PROPOSAL #12: Amend Article 22 of the Statutes                    ISSUER             NO              N/A                  N/A

PROPOSAL #13: Amend Article 24 of the Statutes                    ISSUER             NO              N/A                  N/A

PROPOSAL #14: Amend Article 26 of the Statutes                    ISSUER             NO              N/A                  N/A

PROPOSAL #15: Amend Article 27 of the Statutes                    ISSUER             NO              N/A                  N/A

PROPOSAL #16: Authorize Mr. Johan Van Den Cruijce,            ISSUER             NO              N/A                  N/A

with the possibility to sub-delegate, to coordinate

the text of the Statutes

PROPOSAL #17: Approve, if necessary, to confirm                 ISSUER             NO              N/A                  N/A

Article 16.2c of the Corporate Framework Services

Agreement

PROPOSAL #18: Approve, if necessary, to confirm                 ISSUER             NO              N/A                  N/A

Article 11.3.3 of  the Corporate Framework Agreement

PROPOSAL #19: Approve, and if necessary, to confirm          ISSUER             NO              N/A                  N/A

Article 13.5 of the Full MVNO Agreement

PROPOSAL #20: Approve, and if necessary, to confirm          ISSUER             NO              N/A                  N/A

Articles 11 and 16.1(ii) of the Strategic Partnership

 Agreement

PROPOSAL #21: Corporate Governance                                         ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT AKTIENG

  TICKER:                  N/A                 CUSIP:   D55535104

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.a: Submission of the report of the                   ISSUER             NO              N/A                  N/A

Supervisory Board and the corporate governance report

 including the remuneration report for the financial

year 2009

PROPOSAL #1.b: Submission of the adopted Company                ISSUER             NO              N/A                  N/A

financial statements and management report for the

financial year 2009, the approved consolidated

financial statements and management report for the

Group for the financial year 2009, and the

explanatory report on the information in accordance

with Sections 289 para. 4 and 315 para. 4 of the

German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER             NO              N/A                  N/A

net retained profits from the financial year 2009

PROPOSAL #3.: Resolution to approve the actions of            ISSUER             NO              N/A                  N/A

the Board of Management

PROPOSAL #4.: Resolution to approve the actions of            ISSUER             NO              N/A                  N/A

the Supervisory Board

PROPOSAL #5.: Resolution to approve the remuneration         ISSUER             NO              N/A                  N/A

system for the Board of Management

PROPOSAL #6.: Resolution to appoint a member of the          ISSUER             NO              N/A                  N/A

Supervisory Board: Dr. Benita Ferrero-Waldner

PROPOSAL #7.: Resolution to authorise the buy-back            ISSUER             NO              N/A                  N/A

and utilisation of own shares as well as the option

to exclude subscription and pre-emptive rights

PROPOSAL #8.: Resolution to authorise the buy-back of        ISSUER             NO              N/A                  N/A

 own shares using derivatives as well as the option

to exclude subscription and pre-emptive rights

PROPOSAL #9.: Resolution to authorise the issue of            ISSUER             NO              N/A                  N/A

convertible bonds and/or bonds with warrants with the

 option of excluding subscription rights; to cancel

Contingent Capital Increase 2005; to create a new

contingent capital (Contingent Capital Increase

2010); and to make the relevant amendment to the

Articles of Association

PROPOSAL #10.: Resolution to amend Articles 6                     ISSUER             NO              N/A                  N/A

(registration for the Annual General Meeting) and 7

(exercise of voting rights by proxies) of the

Articles of Association

PROPOSAL #11.: Resolution to amend Article 6 of the          ISSUER             NO              N/A                  N/A

Articles of Association (information for shareholders)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATIONAL BANK OF GREECE

  TICKER:                  N/A                 CUSIP:   X56533114

  MEETING DATE:      1/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the resolving upon the spin-off        ISSUER             NO              N/A                  N/A

 of the Bank's investment property business line, as

per the provisions of Article 31.4 of Law 2778/1999

Articles 1-5 of Law 2166/1993 and the Companies Act,

as amended and contribution to a real-estate

investment Company [societe anonyme] to be set up

under the name 'NBG Pangaea real estate investment

company'

PROPOSAL #2.: Approve the accounting statement                   ISSUER             NO              N/A                  N/A

[conversion balance sheet] dated 30 SEP 2009, of the

investment property business of the Bank, taking into

 consideration the relevant Auditor's report [dated

on 07 DEC 2009] ascertaining the book value of the

assets of the said business and the draft terms of

the spin-off and contribution to the real-estate

investment company [societe anonyme] to be set up

under the name 'NBG Pangaea real estate investment

PROPOSAL #3.: Approve the designation of Bank                     ISSUER             NO              N/A                  N/A

representatives to sign before a notary public the

deed of establishment of the real-estate investment

company [societe anonyme] to be set up under the name

 'NBG Pangaea real estate Investment Company' and any

 other documents required

PROPOSAL #4.: Approve the announcement of election of        ISSUER             NO              N/A                  N/A

 Directors by the Board of Directors in replacement

of Members who have resigned

PROPOSAL #5.: Elect the new Board of Directors'                 ISSUER             NO              N/A                  N/A

Members and approve the designation of Independent

Non Executive Members of the Board

PROPOSAL #6.: Approve the designation of Members of          ISSUER             NO              N/A                  N/A

the Board's Audit committee as per the provisions of

Law 3693/2008

PROPOSAL #7.: Approve the Bank's contracts with                 ISSUER             NO              N/A                  N/A

Members of the Board of Directors

PROPOSAL #8.: Amend the Articles 18, 19, 21, 22, 23          ISSUER             NO              N/A                  N/A

and 24 [on Board of Directors] and approve the

adjustment of Article 4 [on share capital] of the

Bank's Articles of Association

PROPOSAL #9.: Approve the assignment by the general          ISSUER             NO              N/A                  N/A

meeting to the Board of Directors of the right to

issue bonds convertible to shares, in accordance with

 the provisions of Article 3a and 13 of the Companies

 Act and Article 5 of the Bank's Articles of

Association, as amended

PROPOSAL #10.: Announcements and other approvals                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATIONAL BANK OF GREECE

  TICKER:                  N/A                 CUSIP:   X56533114

  MEETING DATE:      2/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the assignment by the general          ISSUER             NO              N/A                  N/A

meeting to the Board of Directors of the right to

issue bonds convertible to shares, in accordance with

 the provisions of Article 3A and 13 of the Companies

 Act and Article 5 of the Bank's Articles of

Association, as amended

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATIONAL BANK OF GREECE

  TICKER:                  N/A                 CUSIP:   X56533114

  MEETING DATE:      2/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the assignment by the general          ISSUER             NO              N/A                  N/A

meeting to the Board of Directors of the right to

issue bonds convertible to shares, in accordance with

 the provisions of Article 3A and 13 of the Companies

 Act and Article 5 of the Bank's Articles of

Association, as amended

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATIONAL BANK OF GREECE

  TICKER:                  N/A                 CUSIP:   X56533114

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the reports of Board of                       ISSUER             NO              N/A                  N/A

Directors, Auditors for the Annual Financial

Statements of 2009

PROPOSAL #2: Approve the Annual Financial Statements         ISSUER             NO              N/A                  N/A

of 2009 approve profit distribution and cash dividend

 payment

PROPOSAL #3: Approve the dismissal of Board of                   ISSUER             NO              N/A                  N/A

Directors and Chartered Auditor from any

compensational responsibility for 2009

PROPOSAL #4: Approve the salaries and contracts,                ISSUER             NO              N/A                  N/A

evaluation of the salaries until the general meeting

of 2011

PROPOSAL #5: Authorize the Board of Directors, to the        ISSUER             NO              N/A                  N/A

 Directors to take part in Board of Directors or

Company's administration of the Group that have

similar scopes

PROPOSAL #6: Election of a new Board of Directors              ISSUER             NO              N/A                  N/A

member in replacement of a resigned one

PROPOSAL #7: Election of Chartered Auditors ordinary         ISSUER             NO              N/A                  N/A

and substitute for the Bank's Financial Statements

and Group's consolidated Financial Statements of

2009, definition of their salaries

PROPOSAL #8: Various announcements and approvals                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATIONAL BANK OF GREECE S.A.

  TICKER:                  NBG                 CUSIP:   633643408

  MEETING DATE:      1/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: RESOLVING UPON THE SPIN-OFF OF THE                ISSUER             NO              N/A                  N/A

BANK'S INVESTMENT PROPERTY BUSINESS LINE, ALL AS MORE

 FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #02: APPROVAL OF (I) THE ACCOUNTING                       ISSUER             NO              N/A                  N/A

STATEMENT, AND (II) THE DRAFT TERMS OF THE SPIN-OFF

AND CONTRIBUTION OF THE SAID BUSINESS.

PROPOSAL #03: DESIGNATION OF BANK REPRESENTATIVES TO         ISSUER             NO              N/A                  N/A

SIGN BEFORE A NOTARY PUBLIC THE DEED OF ESTABLISHMENT

 OF THE REAL-ESTATE INVESTMENT COMPANY (SOCIETE

ANONYME).

PROPOSAL #04: ANNOUNCEMENT OF ELECTION OF DIRECTORS          ISSUER             NO              N/A                  N/A

BY THE BOARD OF DIRECTORS, IN REPLACEMENT OF MEMBERS

WHO HAVE RESIGNED.

PROPOSAL #05: ELECTION OF A NEW BOARD OF DIRECTORS.          ISSUER             NO              N/A                  N/A

DESIGNATION OF INDEPENDENT NON-EXECUTIVE MEMBERS OF

THE BOARD.

PROPOSAL #06: DESIGNATION OF MEMBERS OF THE BOARD'S          ISSUER             NO              N/A                  N/A

AUDIT COMMITTEE, AS PER THE PROVISIONS OF LAW

3693/2008.

PROPOSAL #07: APPROVAL OF THE BANK'S CONTRACTS WITH          ISSUER             NO              N/A                  N/A

MEMBERS OF THE BOARD OF DIRECTORS.

PROPOSAL #08: AMENDMENT OF ARTICLES 18, 19, 21, 22,          ISSUER             NO              N/A                  N/A

23 AND 24 (ON THE BOARD OF DIRECTORS) AND ADJUSTMENT

OF ARTICLE 4 (ON SHARE CAPITAL) OF THE BANK'S

ARTICLES OF ASSOCIATION.

PROPOSAL #09: ASSIGNMENT BY THE GENERAL MEETING TO            ISSUER             NO              N/A                  N/A

THE BOARD OF DIRECTORS OF THE RIGHT TO ISSUE BONDS

CONVERTIBLE TO SHARES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATIONAL GRID PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G6375K151

  MEETING DATE:      7/27/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and accounts         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-elect Sir. John Parker as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mr. Steve Holliday as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.: Re-elect Mr. Kenneth Harvey as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: Re-elect Mr. Steve Lucas as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Mr. Stephen Pettit as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8.: Re-elect Mr. Nick Winser as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-elect Mr. George Rose as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #10.: Reappoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors

PROPOSAL #11.: Authorize the Directors to set the              ISSUER            YES             FOR                  FOR

Auditor's remuneration

PROPOSAL #12.: Approve the Directors' remuneration            ISSUER            YES             FOR                  FOR

report

PROPOSAL #13.: Authorize the Directors to issue                 ISSUER            YES             FOR                  FOR

ordinary shares

PROPOSAL #14.: Authorize the Scrip dividend                         ISSUER            YES             FOR                  FOR

PROPOSAL #15.: Authorize the capitalizing reserves            ISSUER            YES             FOR                  FOR

for scrip dividend

PROPOSAL #S.16: Approve to disapply pre-emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.17: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own ordinary shares

PROPOSAL #S.18: Authorize the Directors to hold                 ISSUER            YES             FOR                  FOR

General Meetings on 14 days notice

PROPOSAL #S.19: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

 with effect from the AGM

PROPOSAL #S.20: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

 with effect from 01 OCT 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATIXIS, PARIS

  TICKER:                  N/A                 CUSIP:   F6483L100

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES         AGAINST           AGAINST

the financial year 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES         AGAINST           AGAINST

statements for the financial year 2009

PROPOSAL #O.3: Approve the allocation of income                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approve the Agreements and                            ISSUER            YES             FOR                  FOR

Undertakings pursuant to Articles L.225-38 and L.225-

86 et sequence of the Commercial Code

PROPOSAL #O.5: Ratify the co-optation of BPCE as a            ISSUER            YES         AGAINST           AGAINST

Board Member

PROPOSAL #O.6: Ratify the co-optation of Mr. Alain            ISSUER            YES         AGAINST           AGAINST

Lemaire as a Board Member

PROPOSAL #O.7: Ratify the co-optation of Mr. Bernard         ISSUER            YES         AGAINST           AGAINST

Oppetit as a Board Member

PROPOSAL #O.8: Ratify the co-optation of Mr. Jean              ISSUER            YES         AGAINST           AGAINST

Criton as a Board Member

PROPOSAL #O.9: Ratify the co-optation of Mrs.                     ISSUER            YES         AGAINST           AGAINST

Laurence Debroux as a Board Member

PROPOSAL #O.10: Approve the renewal of term of a                ISSUER            YES             FOR                  FOR

Principal Statutory Auditor

PROPOSAL #O.11: Approve the renewal of term of a                ISSUER            YES             FOR                  FOR

Deputy Statutory Auditor

PROPOSAL #O.12: Appointment of a Principal Statutory         ISSUER            YES             FOR                  FOR

Auditor

PROPOSAL #O.13: Appointment of a Deputy Statutory              ISSUER            YES             FOR                  FOR

Auditor

PROPOSAL #O.14: Appointment of a principal and deputy        ISSUER            YES             FOR                  FOR

 statutory auditors for Fiducie Capdevielle - Natixis

 - Tresor Public

PROPOSAL #O.15: Approve the trading of the Company's         ISSUER            YES         AGAINST           AGAINST

own shares on the stock market

PROPOSAL #E.16: Approve to review and approval of the        ISSUER            YES             FOR                  FOR

 simplified fusion by absorption of Natixis

Securities, a 100% subsidiary of the Company

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of shares

purchased in accordance with the shares repurchase

program

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

carry out the allocation of free shares to the

employees and Corporate officers of Natixis and

related Companies

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide on the share capital increase by issuing

shares or securities giving access to the capital

reserved for members of saving plans with

cancellation of preferential subscription rights in

favor of the latter in accordance with Article L.225-

129-6 of the Commercial Code

PROPOSAL #E.20: Authorize the Board of Directors, in         ISSUER            YES         AGAINST           AGAINST

the event of issuance with cancellation of

preferential subscription rights of the shareholders

to decide on the issue price under the conditions set

 by the general meeting, within the limit of 10% of

the capital

PROPOSAL #E.21: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

use the delegations in the fourteenth and seventeenth

 resolutions adopted by the CGM held on 30 APR 2009

and the twentieth resolution of the EGM of this day,

to carry out, under the conditions referred to in

Article L.225-136 of the Commercial Code, one or more

 issuances of equity securities without preferential

subscription rights by an offering, by private

investment, pursuant to Article L.411-2, II of the

Monetary and Financial Code

PROPOSAL #E.22: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

reduce the capital by repurchasing shares

PROPOSAL #E.23: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEOPOST SA, BAGNEUX

  TICKER:                  N/A                 CUSIP:   F65196119

  MEETING DATE:      7/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts             ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the distribution of profits             ISSUER            YES             FOR                  FOR

PROPOSAL #O.3: Approve Stock Dividend Program (Cash          ISSUER            YES             FOR                  FOR

or Shares)

PROPOSAL #O.4: Approve the consolidated accounts                ISSUER            YES             FOR                  FOR

PROPOSAL #O.5: Approve the agreements referred to in         ISSUER            YES             FOR                  FOR

Article L 225-38 of the Commercial Code

PROPOSAL #O.6: Approve the attendances allowances               ISSUER            YES             FOR                  FOR

PROPOSAL #O.7: Appoint Mr. Vincent Mercier as a new          ISSUER            YES             FOR                  FOR

Board Member

PROPOSAL #O.8: Approve to renew the Mr. Henk Bodt's          ISSUER            YES             FOR                  FOR

mandate as Board Member

PROPOSAL #O.9: Approve to renew the Mr. Eric Licoys's        ISSUER            YES             FOR                  FOR

 mandate as Board Member

PROPOSAL #O.10: Approve the share buyback program               ISSUER            YES             FOR                  FOR

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue common shares and warrants giving access to the

 Company's capital, with maintenance of preferential

subscription rights of shareholders

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue common shares, with cancellation of

preferential subscription rights of shareholders

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue warrants giving access to the Company's

capital, with cancellation of preferential

subscription rights of shareholders

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the amount of issues in case of excess

demand in the case of the issue of common shares or

warrants giving access to the Company's capital

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital by capitalization of reserves,

profits or premiums

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing common shares

and warrants giving access to capital in

consideration of contributions in kind within the

limit of 10% of the share capital

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue common shares and warrants giving access to the

 Company's capital, in case of an exchange public

offer initiated by the Company

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital and assignments reserved for

employees of the Group under Article L.3332-1 and

seq. of the Labor Code

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital reserved to the financial

institutions or to the Companies created specifically

 to implement a Salary Savings Scheme for the benefit

 of employees of certain subsidiaries or foreign

branches of the Group equivalent to the French and

Foreign Companies' Savings Plans of the Group in force

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate free existing shares or to issue

PROPOSAL #E.21: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

grant options to subscribe for new shares and/or

options to purchase existing shares

PROPOSAL #E.22: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

cancel shares acquired under the buyback of own

shares by the Company

PROPOSAL #E.23: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the issue of warrants giving right to the award of

debt securities and not subject to an increase of the

 Company's capital

PROPOSAL #E.24: Grant powers for legal formalities             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NESTE OIL OYJ

  TICKER:                  N/A                 CUSIP:   X5688A109

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Matters of order for the meeting                    ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Election of the examiners of the                   ISSUER             NO              N/A                  N/A

minutes and the persons to supervise the counting of

PROPOSAL #4.: Recording that the meeting is competent        ISSUER             NO              N/A                  N/A

 and forms a quorum

PROPOSAL #5.: Recording the attendance at the meeting        ISSUER             NO              N/A                  N/A

 and adoption of the voting list

PROPOSAL #6.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements for the year 2009, including the

consolidated financial statements, and the review by

the Board of Directors, the Auditor's report, and the

 Statement of the Supervisory Board

PROPOSAL #7.: Adopt the accounts                                            ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Approve to pay dividend of EUR 0.25 per        ISSUER            YES             FOR                  FOR

 share

PROPOSAL #9.: Grant discharge from liability                       ISSUER            YES             FOR                  FOR

PROPOSAL #10.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES             FOR               AGAINST

SHAREHOLDERS' PROPOSAL: approve to abolish the

Supervisory Board

PROPOSAL #11.: Approve the remuneration of the                   ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #12.: Approve the number of Members of the          ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #13.: Re-elect Heidi Hautala, Kimmo                       ISSUER            YES             FOR                  FOR

Tiilikainen, Esko Ahonen, Timo Heinonen, Markus

Mustajarvi and Anne-Mari Virolainen as the Members of

 the Supervisory Board to sit until the closing of

the next AGM and election of Miapetra Kumpula-Natri

as a new Member and Ms. Heidi Hautala shall continue

as Chairman and Mr. Kimmo Tiilikainen shall continue

as Vice Chairman

PROPOSAL #14.: Approve the remuneration of Board                ISSUER            YES             FOR                  FOR

Members

PROPOSAL #15.: Approve the number of Board Members             ISSUER            YES             FOR                  FOR

PROPOSAL #16.: Re-elect Messrs. T. Peltola, M. Von            ISSUER            YES             FOR                  FOR

Frenckell, M. Boersma, A. Haarla, N. Linander, H.

Ryopponen and M. Tapio as the Board Members and

election of M. L. Friman as a new Board Member

PROPOSAL #17.: Approve the remuneration of the Auditor      ISSUER            YES             FOR                  FOR

PROPOSAL #18.: Elect the Auditor                                            ISSUER            YES             FOR                  FOR

PROPOSAL #19.: Amend the Article of Association                  ISSUER            YES             FOR                  FOR

PROPOSAL #20.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: appoint the Nomination

Committee

PROPOSAL #21.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDERS' PROPOSAL: approve to abandon the use of

 palm oil

PROPOSAL #22.: Closing of the meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NESTLE S A

  TICKER:                  N/A                 CUSIP:   H57312649

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the Annual Report, the                     ISSUER            YES             FOR                  FOR

financial statements of Nestle S.A. and the

consolidated financial statements of the Nestle Group

 for 2009

PROPOSAL #1.2: Approve the acceptance of the                       ISSUER            YES             FOR                  FOR

compensation report 2009

PROPOSAL #2.: Approve to release the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and of the Management

PROPOSAL #3.: Approve the appropriation of profits            ISSUER            YES             FOR                  FOR

resulting from the balance sheet of Nestle S.A

Retained earnings as specified provided that the

proposal of the Board of Directors is approved, the

gross dividend will amount to CHF 1.60 per share,

representing a net amount of CHF 1.04 per share after

 payment of the Swiss withholding tax of 35% the last

 trading day with entitlement to receive the dividend

 is 16 APR 2010, the shares will be traded ex

dividend as of 19 APR 2010, the net dividend will be

payable as from 22 APR 2010

PROPOSAL #4.1.1: Re-elections of Mr. Peter Brabeck-           ISSUER            YES             FOR                  FOR

Letmathe to the Board of Directors for a term of 3

years

PROPOSAL #4.1.2: Re-elections of Mr. Steven G. Hoch,         ISSUER            YES             FOR                  FOR

to the Board of Directors for a term of 3 years

PROPOSAL #4.1.3: Re-elections of Mr.Andre Kudelski to        ISSUER            YES             FOR                  FOR

 the Board of Directors for a term of 3 years

PROPOSAL #4.1.4: Re-elections of Mr.Jean-Rene Fourtou        ISSUER            YES             FOR                  FOR

 to the Board of Directors for a term of 2 years

PROPOSAL #4.2.1: Elections of Mrs. Titia de Lange to         ISSUER            YES             FOR                  FOR

the Board of Directors for a term of 3 years

PROPOSAL #4.2.2: Elections of Mr. Jean-Pierre Roth to        ISSUER            YES             FOR                  FOR

 the Board of Directors for a term of 3 years

PROPOSAL #4.3: Re-election of KPMG S.A., Geneva                 ISSUER            YES             FOR                  FOR

branch for a term of 1year

PROPOSAL #5.: Approve the cancellation of 185,000.000        ISSUER            YES             FOR                  FOR

 shares repurchased under the share buy-back

programme, and reduction of share capital by CHF

18,500.000, and amend the Article 3 of the Articles

of Association as specified

PROPOSAL #6.: Amend the New Article 4 of the Articles        ISSUER            YES             FOR                  FOR

 of Association as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEXT PLC

  TICKER:                  N/A                 CUSIP:   G6500M106

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the accounts and reports of the            ISSUER            YES             FOR                  FOR

Directors and Auditors

PROPOSAL #2: Approve the remuneration report                       ISSUER            YES             FOR                  FOR

PROPOSAL #3: Declare a final ordinary dividend of 47p        ISSUER            YES             FOR                  FOR

 per share

PROPOSAL #4: Re-elect Steve Barber as a Director                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Re-elect David Keens as a Director                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Re-appoint Ernst and Young as the                   ISSUER            YES             FOR                  FOR

Auditors and authorize the Directors to set their

remuneration

PROPOSAL #7: Approve the next 2010 Share Matching Plan      ISSUER            YES             FOR                  FOR

PROPOSAL #8: Grant authority to allot shares                       ISSUER            YES             FOR                  FOR

PROPOSAL #S.9: Grant authority to disappy pre-emption        ISSUER            YES             FOR                  FOR

 rights

PROPOSAL #S.10: Grant authority for on-market                     ISSUER            YES             FOR                  FOR

purchase of own shares

PROPOSAL #S.11: Grant authority to enter into                     ISSUER            YES             FOR                  FOR

programme agreements with each of Goldman Sachs

International, UBS AG, Deutsche Bank AG and Barclays

Bank PLC

PROPOSAL #S.12: Approve and adopt the new Articles of        ISSUER            YES             FOR                  FOR

 Association

PROPOSAL #S.13: Grant authority to the calling of              ISSUER            YES             FOR                  FOR

general meetings  other than AGMs  on 14 clear days'

notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOBEL BIOCARE HOLDING AG, KLOTEN

  TICKER:                  N/A                 CUSIP:   H5783Q130

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report and the                 ISSUER            YES             FOR                  FOR

consolidated financial statements for 2009

PROPOSAL #2.: Approve the statutory financial                     ISSUER            YES             FOR                  FOR

statements of Nobel Biocare Holding Ltd for 2009

PROPOSAL #3.: Ratify the remuneration report for 2009        ISSUER            YES             FOR                  FOR

 in a nonbinding consultative vote

PROPOSAL #4.: Approve the appropriation of available         ISSUER            YES             FOR                  FOR

earnings/Dividend for 2009 as specified

PROPOSAL #5.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors for their services in the business

 year 2009

PROPOSAL #6.1: Re-election of Stig Eriksson as a                ISSUER            YES             FOR                  FOR

Director for a one-year term of office until the next

 AGM

PROPOSAL #6.2: Re-election of Antoine Firmenich as a         ISSUER            YES             FOR                  FOR

Director for a one-year term of office until the next

 AGM

PROPOSAL #6.3: Re-election of Edgar Fluri as a                   ISSUER            YES             FOR                  FOR

Director for a one-year term of office until the next

 AGM

PROPOSAL #6.4: Re-election of Robert Lilja as a                 ISSUER            YES             FOR                  FOR

Director for a one-year term of office until the next

 AGM

PROPOSAL #6.5: Re-election of Rolf Watter as a                   ISSUER            YES             FOR                  FOR

Director for a one-year term of office until the next

 AGM

PROPOSAL #7.1: Election of Mrs. Daniela Bosshardt-             ISSUER            YES             FOR                  FOR

Hengartner as a Member of the Board of Directors for

a one-year term of office until the next AGM

PROPOSAL #7.2: Election of Raymund Breu as a Member          ISSUER            YES             FOR                  FOR

of the Board of Directors for a one-year term of

office until the next AGM

PROPOSAL #7.3: Election of Heino von Prondzynski as a        ISSUER            YES             FOR                  FOR

 Member of the Board of Directors for a one-year term

 of office until the next AGM

PROPOSAL #7.4: Election of Oern Stuge as a Member of         ISSUER            YES             FOR                  FOR

the Board of Directors for a one-year term of office

until the next AGM

PROPOSAL #8.: Re-elect KPMG AG, Zurich, as the                   ISSUER            YES             FOR                  FOR

Auditor for the business year 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOKIA CORP, ESPOO

  TICKER:                  N/A                 CUSIP:   X61873133

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Matters of order for the Meeting                    ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Election of the persons to confirm the         ISSUER             NO              N/A                  N/A

minutes and to verify the counting of votes

PROPOSAL #4.: Recording the legal convening of the            ISSUER             NO              N/A                  N/A

Meeting and quorum

PROPOSAL #5.: Recording the attendance at the Meeting        ISSUER             NO              N/A                  N/A

 and adoption of the list of votes

PROPOSAL #6.: Presentation of the Annual Accounts              ISSUER             NO              N/A                  N/A

2009, the report of the Board of Directors and the

Auditor's report for the year 2009 - Review by the

President and CEO

PROPOSAL #7.: Adoption of the Annual Accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Resolution on the use of the profit              ISSUER            YES             FOR                  FOR

shown on the balance sheet and the payment of

dividend: the Board proposes to the AGM a dividend of

 EUR 0.40 per share for the FY 2009. The dividend

will be paid to shareholders registered in the

Register of shareholders held by Euroclear Finland

Ltd on the record date, 11 MAY 2010. The Board

proposes that the dividend be paid on or about 25 May

PROPOSAL #9.: Resolution on the discharge of the                ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the President

from liability

PROPOSAL #10.: Resolution on the remuneration of the         ISSUER            YES             FOR                  FOR

Members of the Board of Directors: The Board's

Corporate Governance and Nomination Committee

proposes to the AGM that the remuneration payable to

the Members of the Board to be elected at the AGM for

 the term for a term ending at the AGM in 2011, be

unchanged from 2008 and 2009 and be as follows: EUR

440,000 for the Chairman, EUR 150,000 for the Vice

Chairman, and EUR 130,000 for each Member. In

addition, the Committee proposes that the Chairman of

 the Audit Committee and Chairman of the Personnel

Committee will each receive an additional annual fee

of EUR 25,000 and other Members of the Audit

Committee an additional annual fee of EUR 10,000

each. The Corporate Governance and Nomination

Committee proposes that approximately 40% of the

remuneration be paid in Nokia shares purchased from

the market, which shares shall be retained until the

end of the Board Membership in line with the Nokia

policy [except for those shares needed to offset any

costs relating to the acquisition of the shares,

PROPOSAL #11.: Resolution on the number of Members of        ISSUER            YES             FOR                  FOR

 the Board of Directors: Georg Ehrnrooth, Nokia Board

 Audit Committee Chairman since 2007 and Board Member

 since 2000, has informed that he will not stand for

re-election. The Board's Corporate Governance and

Nomination Committee proposes to the AGM that the

number of Board Members be 10.

PROPOSAL #12.: Election of Members of the Board of            ISSUER            YES             FOR                  FOR

Directors: The Board's Corporate Governance and

Nomination Committee proposes to the AGM that the

following current Nokia Board Members be re-elected

as Members of the Board of Directors for a term

ending at the AGM in 2011: Lalita D. Gupte, Dr. Bengt

 Holmstrom, Prof. Dr. Henning Kagermann, Olli-Pekka

Kallasvuo, Per Karlsson, Isabel Marey-Semper, Jorma

Ollila, Dame Marjorie Scardino, Risto Siilasmaa and

PROPOSAL #13.: Resolution on the remuneration of the         ISSUER            YES             FOR                  FOR

Auditor: The Board's Audit Committee proposes to the

AGM that the External Auditor to be elected at the

AGM be reimbursed according to the invoice of the

Auditor, and in compliance with the purchase policy

approved by the Audit Committee.

PROPOSAL #14.: Election of Auditor: The Board's Audit        ISSUER            YES             FOR                  FOR

 Committee proposes to the AGM that

PricewaterhouseCoopers Oy be re-elected as the

Company's Auditor for the FY 2010.

PROPOSAL #15.: Resolution on the amendment of the              ISSUER            YES             FOR                  FOR

Articles of Association: The Board proposes to the

AGM the Articles of Association of the Company to be

amended as follows: Amend the provision on the object

 of the Company to reflect more precisely its current

 business activities [Article 2]. Amend the provision

 on the notice of a General Meeting to the effect

that the provisions on the publication date of the

notice corresponds to the amended provisions of the

Finnish Companies Act and to allow the publication of

 the notice in the same manner as the other official

disclosures of the Company [Article 10].

PROPOSAL #16.: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

resolve to repurchase the Company's own shares: The

Board proposes that the AGM authorize the Board to

resolve to repurchase a maximum of 360 million Nokia

shares by using funds in the unrestricted

shareholders' equity. Repurchases will reduce funds

available for distribution of profits. The shares may

 be repurchased in order to develop the capital

structure of the Company, finance or carry out

acquisitions or other arrangements, settle the

Company's equity-based incentive plans, be

transferred for other purposes, or be cancelled. The

shares may be repurchased either a) through a tender

offer made to all the shareholders on equal terms; or

 b) through public trading by repurchasing the shares

 in another proportion than that of the current

shareholders. It is proposed that the authorization

be effective until 30 JUN 2011 and terminate the

corresponding authorization granted by the AGM on 23

PROPOSAL #17.: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

resolve on the issuance of shares and special rights

entitling to shares. The Board proposes that the AGM

authorizes the Board to resolve to issue a maximum of

 740 million shares during the validity period of the

 authorization through issuance of shares or special

rights entitling to shares [including stock options]

under Chapter 10, Section 1 of the Finnish Companies

Act in 1 or more issues. The Board proposes that the

authorization may be used to develop the Company's

capital structure, diversify the shareholder base,

finance or carry out acquisitions or other

arrangements, settle the Company's equity-based

incentive plans, or for other purposes resolved by

the Board. It is proposed that the authorization

include the right for the Board to resolve on all the

 terms and conditions of the issuance of shares and

such special rights, including to whom shares or

special rights may be issued as well as the

consideration to be paid. The authorization thereby

includes the right to deviate from the shareholders'

pre-emptive rights within the limits set by law. It

is proposed that the authorization be effective until

 30 JUN 2013 and terminate the corresponding

authorization granted by the AGM on 03 MAY 2007.

PROPOSAL #18.: Closing of the Meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOKIAN TYRES PLC, NOKIA

  TICKER:                  N/A                 CUSIP:   X5862L103

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Matter of order for the meeting                       ISSUER             NO              N/A                  N/A

PROPOSAL #3: Election of the persons to confirm the          ISSUER             NO              N/A                  N/A

minutes and verify the counting of

PROPOSAL #4: Recording the legal convening of the              ISSUER             NO              N/A                  N/A

meeting and quorum

PROPOSAL #5: Recording the attendance at the meeting         ISSUER             NO              N/A                  N/A

and adopt the list of votes

PROPOSAL #6: Presentation of the annual accounts, the        ISSUER             NO              N/A                  N/A

 report of the Board of Directors and the Auditors'

report for the year 2009

PROPOSAL #7: Adopt the annual accounts 2009                         ISSUER            YES             FOR                  FOR

PROPOSAL #8: Approve the action on profit or loss;            ISSUER            YES             FOR                  FOR

the Board proposes to pay a dividend of EUR 0.40 per

PROPOSAL #9: Grant discharge from liability                         ISSUER            YES             FOR                  FOR

PROPOSAL #10: Approve the remuneration of the Members        ISSUER            YES             FOR                  FOR

 of the Board of Directors

PROPOSAL #11: Approve the number of Board Members               ISSUER            YES             FOR                  FOR

PROPOSAL #12: Re-elect H. Korhonen, H. Penttila, Y.          ISSUER            YES         AGAINST           AGAINST

Tanokashira, P. Wallden, A-Vlasov, K. Oistamo and K.

Gran as the Members of the Board of Directors

PROPOSAL #13: Approve the remuneration of the Auditor        ISSUER            YES             FOR                  FOR

PROPOSAL #14: Election of KPMG OY AB as the Auditor           ISSUER            YES             FOR                  FOR

PROPOSAL #15: Approve to grant stock options and the         ISSUER            YES         AGAINST           AGAINST

Management's Share Ownership Plan

PROPOSAL #16: Amend the Article 9 of Articles of                ISSUER            YES             FOR                  FOR

Association

PROPOSAL #17: Approve to donate max EUR 500,000 to            ISSUER            YES             FOR                  FOR

Universities and other Institutes

PROPOSAL #18: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NORDEA BANK AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W57996105

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of Cales Beyer as the Chairman         ISSUER             NO              N/A                  N/A

for the general meeting

PROPOSAL #2: Preparation and approval of the voting          ISSUER             NO              N/A                  N/A

list

PROPOSAL #3: Approval of the agenda                                       ISSUER             NO              N/A                  N/A

PROPOSAL #4: Election of at least one minutes checker        ISSUER             NO              N/A                  N/A

PROPOSAL #5: Determination whether the general                   ISSUER             NO              N/A                  N/A

meeting has been duly convened

PROPOSAL #6: Submission of the annual report and                ISSUER             NO              N/A                  N/A

consolidated accounts, and of the audit report and

the group audit report in connection herewith the

Chairman's of the Board presentation of the Board of

Directors' work and speech by the group Chief

Executive Officer

PROPOSAL #7: Adoption of the income statement and the        ISSUER             NO              N/A                  N/A

 consolidated income statement, and the balance sheet

 and the consolidated balance sheet

PROPOSAL #8: Approve a dividend of 0.25 EUR per                 ISSUER            YES             FOR                  FOR

share, and that the record date for dividend should

be 30 MAR 2010; with this record date, the dividend

is scheduled to be sent out by Euroclear Sweden AB on

PROPOSAL #9: Approve the decision regarding discharge        ISSUER            YES             FOR                  FOR

 from liability for the members of the Board of

Directors and the Chief Executive Officer

PROPOSAL #10: Approve the determination of the number        ISSUER            YES             FOR                  FOR

 of Board Member at 10 for the period until the end

of the next AGM

PROPOSAL #11: Approve that the fees for the Board of         ISSUER            YES             FOR                  FOR

Directors shall be unchanged, amounting to EUR

252,000 for the Chairman, EUR 97,650 for the Vice

Chairman and EUR 75,600 per member for the other

members; in addition, fees shall be payable for

committee meetings amounting to EUR 2,370 for the

Committee Chairman and EUR 1,840 for the other

members per meeting attended; remuneration is not

paid to members who are employees of the Nordea

Group; fees to the Auditors shall be payable as per

PROPOSAL #12: Re-elect Hans Dalborg, Stine Bosse,              ISSUER            YES             FOR                  FOR

Marie Ehrling, Svein Jacobsen, Tom Knutzen, Lars G

Nordstrom, Bjorn Saven and Bjorn Wahlroos as the

Board Members and election of Sarah Russell and Kari

Stadigh as the Board Members for the period until the

 end of the next AGM and re-election of Hans Dalborg

as the Chairman

PROPOSAL #13: Approve the establishment of a                       ISSUER            YES             FOR                  FOR

Nomination Committee

PROPOSAL #14: Amend Article 10 of the Articles of              ISSUER            YES             FOR                  FOR

Association

PROPOSAL #15.a: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 the period until the next AGM, to decide on

acquisitions of ordinary shares in the Company on a

regulated market where the Company's ordinary shares

are listed, or by means of an acquisition offer

directed to all holders of ordinary shares in the

Company; however, with the limitation that the

Company's holding of its own shares must never exceed

 10% of the total number of shares in the Company;

acquisitions shall be paid for primarily with means

from funds appropriated by a general meeting; the aim

 of the acquisition of own shares is to facilitate an

 adjustment of the Company's capital structure to

prevailing capital requirements and to make it

possible to use own shares as payment in connection

with acquisitions of companies or businesses or in

order to finance acquisitions of companies or

businesses

PROPOSAL #15.b: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 the period until the next AGM, to decide on

conveyance of ordinary shares in the Company to be

used as payment in connection with acquisitions of

Companies or businesses or in order to finance

acquisitions of Companies or businesses; conveyance

of ordinary shares may be made in another way than on

 a regulated market up to the number of ordinary

shares in the Company that at any time are held by

the Company; conveyance of ordinary shares in the

Company shall be made at an estimated market value

and may be made with deviation from the shareholders'

 preferential rights; payment for conveyed ordinary

shares may be made in cash, by contribution in kind,

or by set-off of debt against the Company

PROPOSAL #16: Approve that the Company, in order to          ISSUER            YES             FOR                  FOR

facilitate its securities business, up until the next

 AGM, may purchase own ordinary shares according to

Chapter 7 Section 6 of the Swedish Securities Market

Act [lagen [2007:528] om vardepappersmarknaden]; with

 the limitation that the Company's holding of such

shares in the trading book must never exceed 1% of

the total number of shares in the Company; the price

for the ordinary shares shall equal the market price

prevailing at the time of the acquisition

PROPOSAL #17: Approve the guidelines for remuneration        ISSUER            YES             FOR                  FOR

 to the Executive Officers

PROPOSAL #18a: Adopt the Long Term Incentive                       ISSUER            YES             FOR                  FOR

Programme 2010 [LTIP 2010]

PROPOSAL #18.b: Approve the issue of C-shares, the            ISSUER            YES             FOR                  FOR

acquisition of C-shares and the conveyance of shares

under the LTIP 2007, 2008, 200*9 and 2010 in

accordance with the specified principle terms and

conditions

PROPOSAL #19: PLEASE NOTE THAT THIS IS SHAREHOLDER'S         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL: Approve that Nordea refrains from investing

 in forest and paper based industries which are

involved in large-scale environmental destruction;

this can be ensured in practice by: a] Nordea

exclusively investing in forest and paper industries

which are FSC certified; b] Nordea not investing in

Companies which actively convert natural forests into

 plantations, or purchases wood from companies that

convert natural forests into plantations

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NORSK HYDRO A S

  TICKER:                  N/A                 CUSIP:   R61115102

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the notice of the meeting and of        ISSUER            YES             FOR                  FOR

 the agenda

PROPOSAL #2: Election of one person to countersign            ISSUER            YES             FOR                  FOR

the minutes

PROPOSAL #3: Approve the annual accounts and the                ISSUER            YES             FOR                  FOR

Board of Directors report for the year 2009 of NORSK

hydro and the group, including distribution of

PROPOSAL #4: Approve the auditor'S remuneration                  ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the guidelines for the                        ISSUER            YES         AGAINST           AGAINST

remuneration of leading employees

PROPOSAL #6: Amend the Articles of Association                    ISSUER            YES             FOR                  FOR

PROPOSAL #7: Election of a Auditor                                         ISSUER            YES             FOR                  FOR

PROPOSAL #8.1: Election of Siri Teigum  Chair  as a          ISSUER            YES             FOR                  FOR

member to the Corporate Assembly

PROPOSAL #8.2: Election of Leif Teksum  deputy Chair         ISSUER            YES             FOR                  FOR

 as a member to the Corporate Assembly

PROPOSAL #8.3: Election of Westye Hoegh as a member          ISSUER            YES             FOR                  FOR

to the Corporate Assembly

PROPOSAL #8.4: Election of Idar Kreutzer as a member         ISSUER            YES             FOR                  FOR

to the Corporate Assembly

PROPOSAL #8.5: Election of Lars Tronsgaard as a                 ISSUER            YES             FOR                  FOR

member to the Corporate Assembly

PROPOSAL #8.6: Election of Sten Arthur Salor as a              ISSUER            YES             FOR                  FOR

member to the Corporate Assembly

PROPOSAL #8.7: Election of Anne-Margrethe Firing as a        ISSUER            YES             FOR                  FOR

 member to the Corporate Assembly

PROPOSAL #8.8: Election of Terje Venold as a member          ISSUER            YES             FOR                  FOR

to the Corporate Assembly

PROPOSAL #8.9: Election of Unni Steinsmo as a member         ISSUER            YES             FOR                  FOR

to the Corporate Assembly

PROPOSAL #8.10: Election of Tove Wangensten as a                ISSUER            YES             FOR                  FOR

member to the Corporate Assembly

PROPOSAL #8.11: Election of Jon Lund as a member to          ISSUER            YES             FOR                  FOR

the Corporate Assembly

PROPOSAL #8.12: Election of Anne Kverneland BOGSNES          ISSUER            YES             FOR                  FOR

as a member to the Corporate Assembly

PROPOSAL #8.13: Election of Gunvor Ulstein as a                 ISSUER            YES             FOR                  FOR

deputy member to the Corporate Assembly

PROPOSAL #8.14: Election of Birger Solberg as a                 ISSUER            YES             FOR                  FOR

deputy member to the Corporate Assembly

PROPOSAL #8.15: Election of Kristin Farovik as a                ISSUER            YES             FOR                  FOR

deputy member to the Corporate Assembly

PROPOSAL #8.16: Election of Ann Kristin Sydnes as a          ISSUER            YES             FOR                  FOR

deputy member to the Corporate Assembly

PROPOSAL #9.1: Election of the Siri Teigum  chair  as        ISSUER            YES             FOR                  FOR

 a member to the Nomination Committee

PROPOSAL #9.2: Election of Leif Teksum as a member to        ISSUER            YES             FOR                  FOR

 the Nomination Committee

PROPOSAL #9.3: Election of Westye Hoegh as a member          ISSUER            YES             FOR                  FOR

to the Nomination Committee

PROPOSAL #9.4: Election of Mette Wikborg as a member         ISSUER            YES             FOR                  FOR

to the Nomination Committee

PROPOSAL #10: Approve the remuneration of the                     ISSUER            YES             FOR                  FOR

Corporate  Assembly and Nomination Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NORSK HYDRO A S

  TICKER:                  N/A                 CUSIP:   R61115102

  MEETING DATE:      6/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the notice of the meeting and            ISSUER            YES             FOR                  FOR

the agenda

PROPOSAL #2: Election of one person to countersign            ISSUER            YES             FOR                  FOR

the minutes of the meeting

PROPOSAL #3: Approve the rights offering                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Authorize the Board to issue new shares         ISSUER            YES             FOR                  FOR

as part consideration for the acquisition by the

Company of Vale Austria Holdings GmbH's interests in

certain aluminum businesses and assets

PROPOSAL #5: Amend the Articles of Association                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOVARTIS AG, BASEL

  TICKER:                  N/A                 CUSIP:   H5820Q150

  MEETING DATE:      2/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Approval of the annual report, the              ISSUER            YES             FOR                  FOR

financial statements of Novartis AG and the group

consolidated financial statements for the business

year 2009

PROPOSAL #A.2: Discharge from liability of the                   ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the Executive

PROPOSAL #A.3: Appropriation of available earnings of        ISSUER            YES             FOR                  FOR

 Novartis AG as per balance sheet and declaration of

dividend

PROPOSAL #A.4.1: Amendments to the Articles of                   ISSUER            YES             FOR                  FOR

Incorporation - Implementation of the Book Entry

Securities Act

PROPOSAL #A.4.2: Amendments to the Articles of                   ISSUER            YES             FOR                  FOR

Incorporation - Introduction of a Consultative Vote

on the Compensation System

PROPOSAL #A.5.A: Re-election of Marjorie M.T. Yang,          ISSUER            YES             FOR                  FOR

for a 3 year term

PROPOSAL #A.5.B: Re-election of Daniel Vasella, M.D.,        ISSUER            YES             FOR                  FOR

 for a 3 year term

PROPOSAL #A.5.C: Re-election of Hans-Joerg Rudloff,          ISSUER            YES             FOR                  FOR

for a 1 year term

PROPOSAL #A.6: Election of PricewaterhouseCoopers as         ISSUER            YES             FOR                  FOR

Auditor of Novartis AG for 1 year

PROPOSAL #B.: If shareholders at the Annual General          ISSUER            YES         AGAINST           AGAINST

Meeting propose additional and/or counterproposals,

I/we instruct the Independent Proxy to vote according

 to the proposal of the Board of Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOVO-NORDISK A/S (VORMALS NOVO INDUSTRI A/S)

  TICKER:                  N/A                 CUSIP:   K7314N152

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Director's oral            ISSUER             NO              N/A                  N/A

report on the Company's activities in the past FY

PROPOSAL #2.: Approve the presentation and adopt the         ISSUER            YES             FOR                  FOR

audited annual report 2009

PROPOSAL #3.: Approve the remuneration of the Board          ISSUER            YES             FOR                  FOR

of Directors for 2009 and 2010

PROPOSAL #4.: Approve to distribute the profit                   ISSUER            YES             FOR                  FOR

according to the adopted annual report 2009

PROPOSAL #5.a: Election of Sten Scheibye as a Member         ISSUER            YES             FOR                  FOR

to the Board of Director

PROPOSAL #5.b: Election of Goran A Ando as a Member          ISSUER            YES             FOR                  FOR

to the Board of Director

PROPOSAL #5.c: Election of Henrik Gurtler as a Member        ISSUER            YES             FOR                  FOR

 to the Board of Director

PROPOSAL #5.d: Election of Pamela J Kirby as a Member        ISSUER            YES             FOR                  FOR

 to the Board of Director

PROPOSAL #5.e: Election of Kurt Anker Nielsen as a            ISSUER            YES             FOR                  FOR

Member to the Board of Director

PROPOSAL #5.f: Election of Hannu Ryopponen as a                 ISSUER            YES             FOR                  FOR

Member to the Board of Director

PROPOSAL #5.g: Election of Jorgen Wedel as a Member          ISSUER            YES             FOR                  FOR

to the Board of Director

PROPOSAL #6.: Re-election of PricewaterhouseCoopers          ISSUER            YES             FOR                  FOR

as the Auditors

PROPOSAL #7.1A1: Approve the amendments due to the            ISSUER            YES             FOR                  FOR

new Danish Companies Act: Mandatory amendments

PROPOSAL #7.1A2: Approve the amendments due to the            ISSUER            YES             FOR                  FOR

new Danish Companies Act: Consequential editorial

amendments

PROPOSAL #7.1B1: Amend the Articles 5.1, 5.10 and              ISSUER            YES             FOR                  FOR

existing Article 17.2 [new Article 18.2] [Adoption

reference to central securities depository]

PROPOSAL #7.1B2: Amend the Articles 8.2, 11.2 and              ISSUER            YES             FOR                  FOR

11.4 [direct election by the AGM of the Chairman and

vice Chairman of the Board of Directors]

PROPOSAL #7.1B3: Amend the Existing Articles 13.1              ISSUER            YES             FOR                  FOR

[new Article 14.1] [change in the rule of signature]

PROPOSAL #7.1B4: Amend new Article 13 [English as              ISSUER            YES             FOR                  FOR

corporate language]

PROPOSAL #7.1B5: Amend Article 16.2 [New Article                ISSUER            YES             FOR                  FOR

17.2] [reference to applicable law re annual report]

PROPOSAL #7.1B6: Amend Article 17.2 [New Article                ISSUER            YES             FOR                  FOR

18.2] [deletion of sentence on lapse of the right to

dividends]

PROPOSAL #7.2: Approve the reduction of the Company's        ISSUER            YES             FOR                  FOR

 B share capital from DKK 512,512,800 to DKK

492,512,800 by cancellation of 20,000,000 B shares of

 DKK 1 each from the Company's own holdings of B

shares at a nominal value of DKK 20,000,000, equal to

 slightly more than 3.2% of the total share capital

after implementation of the share capital reduction,

the Company's share capital will amount to DKK

600,000,000, divided into A share capital of DKK

107,487,200 and B share capital of DKK 492,512,800

PROPOSAL #7.3: Authorize the Board of Directors, to          ISSUER            YES         AGAINST           AGAINST

allow the Company to acquire own shares of up to 10%

of the share capital and at the price quoted at the

time of the purchase with a deviation of up to 10%

[Authority expires at the conclusion of next AGM]

PROPOSAL #7.4: Amend the Incentive Guidelines                      ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Authorize the Chairman of the meeting           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOVOZYMES A/S

  TICKER:                  N/A                 CUSIP:   K7317J117

  MEETING DATE:      3/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: The Board of Directors' report on the          ISSUER             NO              N/A                  N/A

Company's activities for the year ended

PROPOSAL #2.: Approve the audited annual report,                ISSUER            YES             FOR                  FOR

including discharge of the Executive Management and

the Board of Directors from liability during the past

 FY

PROPOSAL #3.: Approve a dividend of DKK 5.75 per A/B         ISSUER            YES             FOR                  FOR

share of DKK 10

PROPOSAL #411.1: Amend Article 3.1 [Object] as                   ISSUER            YES             FOR                  FOR

specified

PROPOSAL #411.2: Approve to introduce a new Article.         ISSUER            YES             FOR                  FOR

5.2 [Register of shareholders] as specified

PROPOSAL #411.3: Amend Article 6 [Authorization to            ISSUER            YES         AGAINST           AGAINST

implement a capital increase] as specified

PROPOSAL #411.4: Amend Article 8.8 [Electronic                   ISSUER            YES             FOR                  FOR

communication] as specified

PROPOSAL #411.5: Amend Article 12 [Agenda] as                     ISSUER            YES         AGAINST           AGAINST

specified

PROPOSAL #411.6: Amend Article 13.2 [Election to the         ISSUER            YES             FOR                  FOR

Board of Directors] as specified

PROPOSAL #411.7: Amend Article 13.3 [Chairman and              ISSUER            YES             FOR                  FOR

Vice Chairman] as specified

PROPOSAL #411.8: Amend Article 13.5 [Resolutions of          ISSUER            YES             FOR                  FOR

the Board of Directors] as specified

PROPOSAL #411.9: Approve to introduce a new Article          ISSUER            YES             FOR                  FOR

17.4 [Extraordinary dividend] as specified

PROPOSAL #412.1: Amend Article 8.5 [Notice convening         ISSUER            YES             FOR                  FOR

Shareholders' Meetings] as specified

PROPOSAL #412.2: Amend Article 15 [Language, as                 ISSUER            YES             FOR                  FOR

specified]

PROPOSAL #421.1: Amend Article 4.4 [Shareholders'              ISSUER            YES             FOR                  FOR

obligation to redeem shares Lapses] as specified

PROPOSAL #421.2: Amend Article 5.1 [Terms] as                     ISSUER            YES             FOR                  FOR

specified

PROPOSAL #421.3: Amend Article 5.4 [Terms] as                     ISSUER            YES             FOR                  FOR

specified

PROPOSAL #421.4: Amend Article. 7.1 [Terms] as                   ISSUER            YES             FOR                  FOR

specified

PROPOSAL #421.5: Amend Article 10.4 [Proxy] as                   ISSUER            YES             FOR                  FOR

specified

PROPOSAL #421.6: Amend Article 11.4 [Voting by proxy]        ISSUER            YES             FOR                  FOR

 as specified

PROPOSAL #421.7: Amend Article 13.4 [Notice convening        ISSUER            YES             FOR                  FOR

 Board meetings] as specified

PROPOSAL #421.8: Amend Article 13.6 [Availability of         ISSUER            YES             FOR                  FOR

rules of procedure] as specified

PROPOSAL #421.9: Amend Article 13.8 [Approval of                ISSUER            YES             FOR                  FOR

remuneration of the Board of Directors] as specified

PROPOSAL #42110: Amend Article 14.2 [Reference to              ISSUER            YES             FOR                  FOR

website] as specified

PROPOSAL #42111: Amend Article 17.3 [Reference,                 ISSUER            YES             FOR                  FOR

terms, and obsolescence] as specified

PROPOSAL #422.1: Amend Article 8.4 [Extraordinary              ISSUER            YES             FOR                  FOR

Shareholders' Meeting] as specified

PROPOSAL #422.2: Amend Article 8.6 [Availability of          ISSUER            YES             FOR                  FOR

information] as specified

PROPOSAL #422.3: Amend Article 8.7 [Shareholders'              ISSUER            YES             FOR                  FOR

right to submit proposals] as specified

PROPOSAL #422.4: Amend Article 9.2 [Availability of          ISSUER            YES             FOR                  FOR

minutes] as specified

PROPOSAL #422.5: Amend Article 11.1 [Registration              ISSUER            YES             FOR                  FOR

date and admission ticket] as specified

PROPOSAL #4.3: Approve to make the appropriate                   ISSUER            YES             FOR                  FOR

changes to the numbering of the provisions in the

Articles of Association as a result of the amendments

 to the Articles of Association that may be adopted

at the Annual Shareholders' Meeting as well as

amendments to references, terms, and definitions as a

 result of the entering into force of the new

Companies Act, including changing the Danish word

aktiebog [register of shareholders] to ejerbog

[shareholders' register] and aktieselskabsloven

[Public Companies Act] to selskabsloven' [Companies

Act]; authorize the Chairman to make such alterations

 and additions to the resolutions passed at the

Annual Shareholders' Meeting and the notification to

the Commerce and Companies Agency as may be required

by the Agency in connection with registration of the

PROPOSAL #4.4: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

allow the Company to acquire treasury shares up to an

 aggregate nominal value of 10% of its share capital

in accordance with applicable law; approve that the

purchase price must not deviate by more than 10% from

 the market price on the date of acquisition; and

[Authority expires at the end of next AGM]

PROPOSAL #5.: Elect Henrik Gurtler as a Chairman                ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Elect Kurt Anker Nielsen as a Vice                ISSUER            YES             FOR                  FOR

Chairman

PROPOSAL #7.a: Re-elect Paul Petter Aas to the Board         ISSUER            YES             FOR                  FOR

of Directors

PROPOSAL #7.b: Re-elect Jerker Hartwall to the Board         ISSUER            YES             FOR                  FOR

of Directors

PROPOSAL #7.c: Re-elect Walther Thygesen to the Board        ISSUER            YES             FOR                  FOR

 of Directors

PROPOSAL #7.d: Re-elect Mathias Uhlen to the Board of        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #8.: Re-elect PricewaterhouseCoopers                     ISSUER            YES         AGAINST           AGAINST

Statsautoriseret Revisionsaktieselskab as the Auditor

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OESTERREICHISCHE ELEKTRIZITAETSWIRTSCHAFTS-AG (VER

  TICKER:                  N/A                 CUSIP:   A5528H103

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the presentation of the adopted         ISSUER            YES             FOR                  FOR

annual financial statements 2009 with the Management

report if the Executive Board and the Corporate-

Governance report, the consolidated annual financial

statements with the Group Management Report and the

report of the Supervisory Board for the FY 2009

PROPOSAL #2: Approve the appropriation of the net              ISSUER            YES             FOR                  FOR

profit as declared in the annual financial statements

 2009

PROPOSAL #3: Grant discharge the Members of the                 ISSUER            YES             FOR                  FOR

Executive and Supervisory Boards for the FY 2009

PROPOSAL #4: Election of the Independent Financial            ISSUER            YES             FOR                  FOR

Auditor for the Company and group for

PROPOSAL #5: Amend the Statute in accordance with the        ISSUER            YES             FOR                  FOR

 amended statutory clauses and amendment to the exact

 Company name

PROPOSAL #6: Election of the Supervisory Board                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OLD MUTUAL PLC

  TICKER:                  N/A                 CUSIP:   G67395106

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors' report         ISSUER            YES             FOR                  FOR

and audited financial statements of the Group for the

 YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of 1.5p per              ISSUER            YES             FOR                  FOR

ordinary share of 10p in the capital of the Company

(Ordinary Share) to shareholders on the register at

the close of business on 14 MAY 2010 (but without

prejudice to the approach to fractions in respect of

the Scrip Dividend Alternative as described in Part

IV of the shareholder circular dated 11 MAR 2010)

PROPOSAL #3.1: Elect Mr. M. Arnold as a Director of          ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #3.2: Elect Mr. P. O'Sullivan as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #3.3: Re-elect Mr. N. Andrews as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #3.4: Re-elect Mr. B. Nqwababa as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #3.5: Re-elect Mr. L. Otterbeck as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #4: Re-appoint KPMG Audit Plc as the                     ISSUER            YES             FOR                  FOR

Auditors to the Company

PROPOSAL #5: Authorize the Group Audit Committee to          ISSUER            YES             FOR                  FOR

settle the remuneration of the Auditors

PROPOSAL #6: Approve the remuneration report in the          ISSUER            YES             FOR                  FOR

Company's report and accounts for the YE 31 DEC 2009

PROPOSAL #7: Approve the changes to the rules of the         ISSUER            YES             FOR                  FOR

Old Mutual plc Performance Share Plan (PSP) as

described in Part V of the shareholder circular dated

 11 MAR 2010 and as specified and authorize the

Directors to do all such acts and things as they may

consider appropriate to implement those amendments

PROPOSAL #8: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

subject to the passing of Resolution 13, (i) to offer

 the holders of Ordinary Shares (excluding any member

 holding shares as treasury shares) the right to

elect to receive Ordinary Shares, credited as fully

paid, (a) instead of the final dividend for the YE 31

 DEC 2009 of 1.5p per Ordinary Share (or its

equivalent in applicable local currencies as

determined by the Directors) to shareholders on the

register at the close of business on 14 MAY 2010, and

 (b) instead of cash in respect of the whole (or some

 part as determined by the Directors) of any other

dividend from time to time or for such period as the

Directors may determine, and in each case, pursuant

to the provisions of Article 123 of the new Articles

of Association proposed to be adopted under

Resolution 13(ii) below CONTD

PROPOSAL #9: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

pursuant to Section 551 of the UK Companies Act 2006,

 and in substitution for the authority granted under

the equivalent Section of the UK Companies Act 1985

at the AGM of the Company held on 07 MAY 2009, to

allot shares in the Company up to an aggregate

nominal amount of GBP 27,136,000;  Authority expires

at the conclusion of the next AGM of the Company ;

and the Directors may allot shares after the expiry

of this authority in pursuance of such an offer or

agreement made prior to such expiry

PROPOSAL #S.10: Authorize the Directors, subject to          ISSUER            YES             FOR                  FOR

the passing of Resolution 9, to allot equity

securities (as defined in Section 560(1) of the

Companies Act 2006) for cash under the authority

given by that resolution and/or to sell Ordinary

Shares held by the Company as treasury shares for

cash as if Section 561 of the Companies Act 2006 did

not apply to any such allotment or sale, such power

to be limited to the allotment of equity securities

or sale of treasury shares up to a maximum aggregate

nominal amount of GBP 28,333,000;  Authority expires

at the conclusion of the next AGM of the Company ;

and the Directors may allot equity securities after

the expiry of this authority in pursuance of such an

offer or agreement made prior to such expiry

PROPOSAL #S.11: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006 to

purchase Ordinary Shares by way of one or more market

 purchases (as defined in Section 693(4) of the

Companies Act 2006) upon and subject to the following

 conditions: (i) the maximum number of such Ordinary

Shares that may be purchased pursuant to this

authority (when aggregated with any purchases made

pursuant to any of the contingent purchase contracts

referred to in Resolution 12 below) shall be

542,733,000; (ii) the minimum price that may be paid

for any Ordinary Share is 10p and the maximum price

(exclusive of expenses) that may be paid for such

Ordinary Share is the higher of: (a) an amount equal

to 5% above the average market value of an Ordinary

Share taken from the London Stock Exchange Daily

Official List CONTD

PROPOSAL #S.12: Approve the following contingent                ISSUER            YES             FOR                  FOR

Purchase Contracts, in the respective forms produced

to the meeting (or with any non-material amendments

thereto that the Directors may consider to be

necessary or desirable), in accordance with Sections

693 and 694 of the Companies Act 2006 and authorize

the Company to make off-market purchases of Ordinary

Shares pursuant to each such contract for a period of

 12 months from the date hereof or until the

conclusion of the next AGM: (i) contract between the

Company and Merrill Lynch South Africa (Pty) Limited

relating to Ordinary Shares traded on the JSE

Limited, pursuant to which the Company may make off-

market purchases from Merrill Lynch South Africa

(Pty) Limited of up to a maximum of 542,733,000

Ordinary Shares in aggregate (such maximum number to

PROPOSAL #S.13: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and adopt the Articles of Association as

 specified as the Artilces of Association of the

Company, in substitution for, and to the exclusion

of, the existing Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OMV-AG

  TICKER:                  N/A                 CUSIP:   A51460110

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of the annual,        ISSUER            YES             FOR                  FOR

 status and corporate governance report, the proposal

 for the allocation of the net income and the report

of the Supervisory report for the FY 2009

PROPOSAL #2.: Approve the allocation of the net                 ISSUER            YES             FOR                  FOR

income for the FY 2009

PROPOSAL #3.: Approve the Members of the MGMT Board          ISSUER            YES             FOR                  FOR

for the FY 2009

PROPOSAL #4.: Approve the Supervisory Board for the          ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #5.: Approve the remuneration to the Members        ISSUER            YES             FOR                  FOR

 of the Supervisory Board for the FY 2009

PROPOSAL #6.: Election of the Auditors for the FY 2010      ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Election to the Supervisory Board                  ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Amend the Company charter especially            ISSUER            YES             FOR                  FOR

about the new legal adjustments amended act 2009

(AKTRAEG) as well as the exclusion of the

securitisation of shares and verbal adjustments

PROPOSAL #9.: Approve the Long Term Incentive Plan            ISSUER            YES             FOR                  FOR

2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORION CORPORATION (NEW)

  TICKER:                  N/A                 CUSIP:   X6002Y112

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Matters of order for the meeting                      ISSUER             NO              N/A                  N/A

PROPOSAL #3: Election of the person to confirm the            ISSUER             NO              N/A                  N/A

minutes and the persons to verify the

PROPOSAL #4: Recording the legal convening of the              ISSUER             NO              N/A                  N/A

meeting and quorum

PROPOSAL #5: Recording the attendance at the meeting         ISSUER             NO              N/A                  N/A

and the list of votes

PROPOSAL #6: Presentation of the financial statements        ISSUER             NO              N/A                  N/A

 2009, the report of the Board of Directors and the

Auditor's report

PROPOSAL #7: Adopt the accounts                                              ISSUER            YES             FOR                  FOR

PROPOSAL #8: Approve the actions on profit or loss            ISSUER            YES             FOR                  FOR

and to pay a dividend of EUR 1.00 per share

PROPOSAL #9: Grant discharge from liability                         ISSUER            YES             FOR                  FOR

PROPOSAL #10: Approve the remuneration of Board                 ISSUER            YES             FOR                  FOR

Members

PROPOSAL #11: Approve the number of Board Members               ISSUER            YES             FOR                  FOR

PROPOSAL #12: Re-election of Messrs. S. Jalkanen, E.         ISSUER            YES             FOR                  FOR

Karvonen, M. Kavetvuo, J. Ylppo, H. Syrjanen as the

Board and election of H. Westerlund as a new Member

PROPOSAL #13: Approve the remuneration of Auditor               ISSUER            YES             FOR                  FOR

PROPOSAL #14: Election of PricewaterhouseCoopers OY          ISSUER            YES             FOR                  FOR

as the Auditor

PROPOSAL #15: Approve to distribute EUR 0.10 per                ISSUER            YES             FOR                  FOR

share as capital repayment

PROPOSAL #16: Amend Article 12 of Articles of                     ISSUER            YES             FOR                  FOR

Association

PROPOSAL #17: Authorize the Board to decide on                   ISSUER            YES             FOR                  FOR

acquiring Company's own shares

PROPOSAL #18: Authorize the Board to decide on                   ISSUER            YES             FOR                  FOR

issuing shares

PROPOSAL #19: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORKLA A S

  TICKER:                  N/A                 CUSIP:   R67787102

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

2009 for Orkla ASA and the Orkla Group and the annual

 report of the Board of  Directors

PROPOSAL #1.2: Approve a share dividend for 2009 of          ISSUER            YES             FOR                  FOR

NOK 2.25 per share, except for shares owned by the

Group

PROPOSAL #2.1: Explanation of Orkla's terms and                 ISSUER             NO              N/A                  N/A

conditions policy and the Board of Directors'

statement of guidelines for the pay and other

remuneration of the Executive Management

PROPOSAL #2.2: Approve the Board of Directors'                   ISSUER            YES             FOR                  FOR

statement of guidelines for the pay and other

remuneration of the Executive Management in the

coming FY

PROPOSAL #2.3: Approve the guidelines for share-                ISSUER            YES         AGAINST           AGAINST

related incentive arrangements in the coming FY

PROPOSAL #3.2: Grant authority to acquire treasury            ISSUER            YES         AGAINST           AGAINST

shares, to fulfill the existing employee incentive

arrangements, and incentive arrangements adopted by

the General Meeting in accordance with Item 2.3 of

the agenda

PROPOSAL #3.3: Grant authority to acquire treasury            ISSUER            YES             FOR                  FOR

shares, to be utilized to acquire shares for

cancellation

PROPOSAL #4.: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

increase share capital through the subscription of

new shares

PROPOSAL #5.1: Election of the Members to the                     ISSUER            YES         AGAINST           AGAINST

Corporate Assembly

PROPOSAL #5.2: Election of the Deputy Members to the         ISSUER            YES         AGAINST           AGAINST

Corporate Assembly

PROPOSAL #6.1: Election of Olaug Svarva, Idar                     ISSUER            YES             FOR                  FOR

Kreutzer and Leiv Askvig as the Members to the

Nomination Committee

PROPOSAL #6.2: Election of Idar Kreutzer as a new              ISSUER            YES             FOR                  FOR

Chair of the Nomination Committee

PROPOSAL #7.: Approve the remuneration of the Members        ISSUER            YES             FOR                  FOR

 and Deputy Members of the Corporate Assembly

PROPOSAL #8.: Approve the remuneration of the Members        ISSUER            YES             FOR                  FOR

 of the Nomination Committee

PROPOSAL #9.: Approve the guidelines for the                       ISSUER            YES             FOR                  FOR

Nomination Committee

PROPOSAL #10.: Approve the Auditor's remuneration               ISSUER            YES             FOR                  FOR

PROPOSAL #11.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER'S PROPOSAL [Trond Bjornstad]: approve

that the Board of Directors shall immediately direct

Orkla's management to ensure that Orkla Finans'

operations at all times are grounded in adequate

expertise and satisfactory ethical guidelines

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORKLA ASA, OSLO

  TICKER:                  N/A                 CUSIP:   R67787102

  MEETING DATE:      12/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend Article 16, second paragraph, and        ISSUER            YES             FOR                  FOR

 Article 15, first paragraph, first sentence of the

Articles of Association as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OUTOKUMPU OYJ

  TICKER:                  N/A                 CUSIP:   X61161109

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Calling the meeting to order                           ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Election of persons to scrutinize the          ISSUER             NO              N/A                  N/A

minutes and to supervise the counting of votes

PROPOSAL #4.: Recording the legality of the meeting           ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Recording the attendance at the meeting        ISSUER             NO              N/A                  N/A

 and adoption of the list of votes

PROPOSAL #6.: Presentation of the annual accounts,            ISSUER             NO              N/A                  N/A

the report of the Board of Directors and the

Auditor's report for the year 2009

PROPOSAL #7.: Adopt the accounts                                            ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Approve, the action on profit or loss;         ISSUER            YES             FOR                  FOR

Board's proposal to pay dividend of EUR 0.35 per share

PROPOSAL #9.: Grant discharge from liability                       ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Approve the remuneration of the Board         ISSUER            YES             FOR                  FOR

Members

PROPOSAL #11.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES             FOR               AGAINST

SHAREHOLDER'S PROPOSAL: re-elect E. Henkes ,

O.Johansson ,V. De Margerie, A. Nilsson Ehle, J.

Pesonen, L. Saarinen, A. Soila as the Board Members

and elect O. Vaartimo as the new Member of the Board

PROPOSAL #12.: Approve the remuneration of the Auditor      ISSUER            YES             FOR                  FOR

PROPOSAL #13.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES             FOR               AGAINST

SHAREHOLDER'S PROPOSAL : re-elect KPMG OY as the

Auditor

PROPOSAL #14.: Authorize the Board to decide on                 ISSUER            YES             FOR                  FOR

repurchase of Company's own shares

PROPOSAL #15.: Authorize the Board to decide on                 ISSUER            YES             FOR                  FOR

issuance of shares and other special rights entitling

 to shares

PROPOSAL #16.: Amend the Articles of Association                ISSUER            YES             FOR                  FOR

PROPOSAL #17.: Approve the Board proposal to give              ISSUER            YES             FOR                  FOR

donation

PROPOSAL #18.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve to form Shareholder's

 Nomination Committee

PROPOSAL #19.: Closing of the meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  P & O PRINCESS CRUISES P L C

  TICKER:                  N/A                 CUSIP:   G19081101

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Re-elect Mickey Arison as a Director of         ISSUER            YES             FOR                  FOR

Carnival Corporation and as a Director of Carnival plc

PROPOSAL #2: Re-elect Sir Jonathon Band as a Director        ISSUER            YES             FOR                  FOR

 of Carnival Corporation and as a Director of

Carnival plc

PROPOSAL #3: Re-elect of Robert H. Dickinson as a              ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #4: Re-elect of Arnold W. Donald as a                   ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #5: Re-elect Pier Luigi Foschi as a Director        ISSUER            YES             FOR                  FOR

 of Carnival Corporation and as a Director of

Carnival plc

PROPOSAL #6: Re-elect of Howard S. Frank as a                     ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #7: Re-elect of Richard J. Glasier as a                ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #8: Re-elect of Modesto A. Maidique as a              ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #9: Re-elect of Sir John Parker as a                     ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #10: Re-elect of Peter G. Ratcliffe as a              ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #11: Re-elect of Stuart Subotnick as a                 ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #12: Re-elect of Laura Weil as a Director of        ISSUER            YES             FOR                  FOR

 Carnival Corporation and as a Director of Carnival

PROPOSAL #13: Re-elect of Randall J. Weisenburger as         ISSUER            YES             FOR                  FOR

a director of Carnival Corporation and as a Director

of Carnival plc

PROPOSAL #14: Re-elect of Uzi Zucker as a Director of        ISSUER            YES             FOR                  FOR

 Carnival Corporation and as a Director of Carnival

PROPOSAL #15: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as a independent Auditors for Carnival plc and to

ratify the selection of the U.S. firm of

PricewaterhouseCoopers LLP as the Independent

Registered Certified Public Accounting Firm for

Carnival Corporation

PROPOSAL #16: Authorize the Audit committee of                   ISSUER            YES             FOR                  FOR

Carnival plc to agree the remuneration of the

independent Auditors of Carnival plc

PROPOSAL #17: Receive the UK accounts and reports of         ISSUER            YES             FOR                  FOR

the Directors and the Auditors of Carnival plc for

the YE 30 NOV 2009  in accordance with legal

requirements applicable to UK Companies

PROPOSAL #18: Approve the Directors' remuneration and        ISSUER            YES             FOR                  FOR

 report of the Carnival plc for the YE 30 NOV 2009

in accordance with legal requirements applicable to

UK Companies

PROPOSAL #19: Authorize the Directors of Carnival plc        ISSUER            YES             FOR                  FOR

 to allot shares in Carnival plc and to grant rights

to subscribe for or convert any security into shares

in Carnival plc: a) up to a nominal amount of USD

118,107,426 [such amount to be reduced by the nominal

 amount of any equity securities [as defined in the

Companies Act 2006] allotted under the resolution

below in excess of USD 118,107,426]; and b) up to a

nominal amount of USD 236,214,852 [such amount to be

reduced by any shares and rights to subscribe for or

convert any security into shares allotted under the

resolution above] in connection with an offer by way

of a rights issue: CONTD

PROPOSAL #S.20: Authorize the Directors of Carnival          ISSUER            YES             FOR                  FOR

plc, subject to passing of the Proposal 19, to allot

equity securities [as defined in the Companies Act

2006] for cash under the authority given by that

resolution and/or where the allotment is treated as

an allotment of equity securities under Section

560(2)(b) of the Companies Act 2006, free of the

restriction in Section 561(1) of the Companies Act

2006, such power to be limited: a) to the allotment

of equity securities in connection with an offer of

equity securities [but in the case of the authority

granted under the resolution of Proposal 19, by way

of a rights issue only]: CONTD

PROPOSAL #S.21: Authorize the Carnival plc to make            ISSUER            YES             FOR                  FOR

market purchases [within the meaning of Section

693(4) of the UK Companies Act 2006 [the Companies

Act 2006] of ordinary shares of USD 1.66 each in the

capital of Carnival plc provided that: a)the maximum

number of ordinary shares authorized to be acquired

is 21,344,716; b) the minimum price [exclusive of

expenses] which may be paid for an ordinary share is

USD 1.66; c) the maximum price which may be paid for

an ordinary share is an amount [exclusive of

expenses] equal to the higher of [1] 105% of the

average middle market quotation for an ordinary

share, as derived from the London Stock Exchange

Daily Official List, for the 5 business days CONTD

PROPOSAL #22: Approve the specified Shareholder                 ISSUER            YES         AGAINST               FOR

Proposal

PROPOSAL #23: Transact any other business                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PAGESJAUNES GROUPE

  TICKER:                  N/A                 CUSIP:   F6954U126

  MEETING DATE:      6/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual financial                        ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009 as reflected in the annual

financial statements and distribution

PROPOSAL #O.4: Approve the Agreements pursuant to              ISSUER            YES             FOR                  FOR

Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

purchase or transfer shares of PagesJaunes Groupe

PROPOSAL #O.6: Approve the Company Deloitte and                 ISSUER            YES             FOR                  FOR

Associes as principal statutory Auditor

PROPOSAL #O.7: Approve the renewal of term of the              ISSUER            YES             FOR                  FOR

Company Ernst and Young Audit as principal statutory

Auditor

PROPOSAL #O.8: Approve the renewal of term of the              ISSUER            YES             FOR                  FOR

Company BEAS as the Deputy Statutory Auditor

PROPOSAL #O.9: Approve the renewal of term of the              ISSUER            YES             FOR                  FOR

Company Auditex as the Deputy Statutory Auditor

PROPOSAL #O.10: Approve the deliberation in                        ISSUER            YES             FOR                  FOR

accordance with Article L.225-42-1 of the Commercial

Code relating to the undertakings benefiting Mr.

Jean-Pierre Remy

PROPOSAL #e.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue shares of the Company and securities giving

access to shares of the Company with preferential

subscription rights of the shareholders

PROPOSAL #e.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue by way of public offers, shares of the Company

and securities giving access to shares of the Company

 with cancellation of preferential subscription

rights of the shareholders

PROPOSAL #e.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue shares of the Company and securities giving

access to shares of the Company, by way of offers

pursuant to Article L.411-2, II of the Monetary and

Financial Code, with cancellation of preferential

subscription rights of the shareholders

PROPOSAL #e.14: Authorize the Board of Directors, in         ISSUER            YES             FOR                  FOR

the event of issuance of shares or securities giving

access to shares of the Company with cancellation of

preferential subscription rights of the shareholders,

 to determine the issue price according to the

modalities set by the General Meeting

PROPOSAL #e.15: Authorize the Board of Directors, in         ISSUER            YES             FOR                  FOR

the event of capital increase with or without

cancellation of preferential subscription rights of

the shareholders, to increase the number of issuable

securities

PROPOSAL #e.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue shares and securities giving access to shares

in the event of public exchange offer initiated by

the Company

PROPOSAL #e.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue shares of the Company and securities giving

access to shares in consideration for the

contributions in kind granted to the Company and

composed of equity securities or securities giving

access to the capital

PROPOSAL #e.18: Approve the overall limit of                       ISSUER            YES             FOR                  FOR

authorizations

PROPOSAL #e.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue securities giving right to the allotment of

debt securities

PROPOSAL #e.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital of the Company by incorporation

of reserves, profits or premiums

PROPOSAL #e.21: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out capital increases reserved for Members of

the Groupe PagesJaunes Saving Plan

PROPOSAL #e.22: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the capital by cancellation of shares

PROPOSAL #e.23: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PARGESA HOLDING SA, GENEVE

  TICKER:                  N/A                 CUSIP:   H60477207

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the annual report, the                            ISSUER            YES             FOR                  FOR

consolidated accounts and the parent Company accounts

 for the YE 31 DEC 2009

PROPOSAL #2: Approve to pay a dividend of CHF 230.2          ISSUER            YES             FOR                  FOR

million (CHF 2.72 per bearer share and CHF 0.272 per

registered share), out of available profits of CHF

356.4 million which comprise a net profit for 2009 of

 CHF 249.9 million and a balance carried forward of

CHF 106.5 million; after an allocation of CHF 12.5

million to the free reserve, CHF 113.7 million will

be carried forward

PROPOSAL #3: Approve that a release be issued to the         ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the Management

PROPOSAL #4.1a1: Re-elect Mrs. Segolene Gallienne as         ISSUER            YES             FOR                  FOR

a Board of Directors for 3 years terms

PROPOSAL #A.1A2: Re-elect Mr. Paul Desmarais Jr. as a        ISSUER            YES             FOR                  FOR

 Board of Directors for 3 years terms

PROPOSAL #A.1A3: Re-elect Mr. Gerald Frere as a Board        ISSUER            YES             FOR                  FOR

 of Directors for 3 years terms

PROPOSAL #A.1A4: Re-elect Mr. Victor Delloye as a              ISSUER            YES             FOR                  FOR

Board of Directors for 3 years terms

PROPOSAL #A.1A5: Re-elect Mr. Gerard Mestrallet as a         ISSUER            YES             FOR                  FOR

Board of Directors for 3 years terms

PROPOSAL #A.1A6: Re-elect Mr. Michael Nobrega as a            ISSUER            YES             FOR                  FOR

Board of Directors for 3 years terms

PROPOSAL #A.1A7: Re-elect Mr. Baudouin Prot as a                ISSUER            YES             FOR                  FOR

Board of Directors for 3 years terms

PROPOSAL #A.1A8: Re-elect Mr. Gilles Samyn as a Board        ISSUER            YES             FOR                  FOR

 of Directors for 3 years terms

PROPOSAL #A.1A9: Re-elect Mr. Amaury de Seze as a              ISSUER            YES             FOR                  FOR

Board of Directors for 3 years terms

PROPOSAL #A.1.B: Election of Mr. Arnaud Vial, a                 ISSUER            YES             FOR                  FOR

French and Canadian national, Senior Vice-President

of Power Corporation of Canada and of Power Financial

 Corporation as a Board of Director for a three year

term

PROPOSAL #4.2: Re-appoint Deloitte SA as the Auditor         ISSUER            YES             FOR                  FOR

for a one-year period

PROPOSAL #5.1: Amend the Article 5 BIS Par. 1 as                ISSUER            YES             FOR                  FOR

follows: the Board of Directors is authorized to

increase, until 05 MAY 2012, the share capital up to

CHF 253,000,000 by the issuance of a maximum of

11,500,000 bearer shares with a nominal value of CHF

20 each and by the issuance of a maximum of

11,500,000 registered shares with a nominal value of

CHF 2 each; the new shares are required to be fully

paid ]in; the Board of Directors may increase the

share capital in one or several portions

PROPOSAL #5.2: Amend Articles 5, 6, 8, 15, 19, 21, 27        ISSUER            YES             FOR                  FOR

 and 29 of the Articles of Association as specified

PROPOSAL #6: Other business                                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PARMALAT SPA, COLLECCHIO

  TICKER:                  N/A                 CUSIP:   T7S73M107

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement at 31            ISSUER             NO              N/A                  N/A

DEC 2009, the report of the Board of Directors and

the Auditors and destination of profits; any

adjournment thereof

PROPOSAL #2: Appointment of the Auditor and                        ISSUER             NO              N/A                  N/A

Independent Auditor and any adjournment

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PEARSON PLC

  TICKER:                  N/A                 CUSIP:   G69651100

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the receipt of financial                     ISSUER            YES             FOR                  FOR

statements

PROPOSAL #2: Approve the final dividend                                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-elect David Arculus                                       ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-elect Patrick Cescau                                     ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Will Ethridge                                       ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Rona Fairhead                                       ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Robin Freestone                                    ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-elect Susan Fuhrman                                       ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-elect Ken Hydon                                              ISSUER            YES             FOR                  FOR

PROPOSAL #10: Re-elect John Makinson                                     ISSUER            YES             FOR                  FOR

PROPOSAL #11: Re-elect Glen Moreno                                         ISSUER            YES             FOR                  FOR

PROPOSAL #12: Re-elect CK. Prahalad                                       ISSUER            YES             FOR                  FOR

PROPOSAL #13: Re-elect Marjorie Scardino                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #14: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #15: Re-appoint the Auditors                                    ISSUER            YES             FOR                  FOR

PROPOSAL #16: Approve the remuneration of the Auditors      ISSUER            YES             FOR                  FOR

PROPOSAL #17: Approve the allotment of shares                      ISSUER            YES             FOR                  FOR

PROPOSAL #S.18: Approve the waiver of pre-emption              ISSUER            YES             FOR                  FOR

rights

PROPOSAL #S.19: Grant authority to purchase own shares      ISSUER            YES             FOR                  FOR

PROPOSAL #S.20: Approve the Articles of Association           ISSUER            YES             FOR                  FOR

PROPOSAL #S.21: Approve the notice of meetings                    ISSUER            YES             FOR                  FOR

PROPOSAL #22: Approve the Share Incentive Plan                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PERNOD-RICARD, PARIS

  TICKER:                  N/A                 CUSIP:   F72027109

  MEETING DATE:      11/2/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts            ISSUER            YES             FOR                  FOR

for the FYE on 30 JUN 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the FYE on 30 JUN 2009

PROPOSAL #O.3: Approve the distribution of profits            ISSUER            YES             FOR                  FOR

for the FYE on 30 JUN 2009 and distribution of

PROPOSAL #O.4: Approve the regulated agreements                 ISSUER            YES             FOR                  FOR

referred to in Articles L.225-38 and sequence of the

Commercial Code

PROPOSAL #O.5: Approve the agreements referred to in         ISSUER            YES             FOR                  FOR

Articles L.255-38 and L.225-42-1 of the Commercial

Code and the special report of the Statutory Auditors

 in relation to Mr. Pierre Pringuet

PROPOSAL #O.6: Approve to renew Mme. Daniele Ricard's        ISSUER            YES         AGAINST           AGAINST

 as Board Member

PROPOSAL #O.7: Approve to renew Paul Ricard Company's        ISSUER            YES         AGAINST           AGAINST

 mandate as Board Member

PROPOSAL #O.8: Approve to renew Mr. Jean-Dominique            ISSUER            YES         AGAINST           AGAINST

Comolli's mandate as Board Member

PROPOSAL #O.9: Approve to renew Lord Douro's mandate         ISSUER            YES             FOR                  FOR

as Board Member

PROPOSAL #O.10: Appoint Mr. Gerald Frere as a Board          ISSUER            YES             FOR                  FOR

Member

PROPOSAL #O.11: Appoint Mr. Michel Chambaud as a                ISSUER            YES             FOR                  FOR

Board Member

PROPOSAL #O.12: Appoint Mr. Anders Narvinger as a              ISSUER            YES             FOR                  FOR

Board Member

PROPOSAL #O.13: Approve the attendance allowances              ISSUER            YES             FOR                  FOR

read aloud to the Board Members

PROPOSAL #O.14: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

operate on the Company's shares

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the share capital by cancelation of treasury

shares

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital, by issuing common shares

and/or warrants giving access to the Company's

capital, with maintenance of preferential

subscription rights

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital, by issuing common shares

and/or warrants giving access to the Company's

capital, with cancelation of preferential

subscription rights, through a public offer

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of securities to be issued in

case of capital increase with or without cancelation

of preferential subscription rights under the

Resolutions 16 and 17

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

proceed with the issue of common shares and/or

warrants providing access to the Company's capital in

 order to remunerate contributions in kind to the

Company within the limit of 10% of the share capital

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

proceed with the issue of common shares and/or

warrants giving access to the Company's capital in

the event of a public offer initiated by the Company

PROPOSAL #E.21: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue warrants representing debts giving right to the

 allocation of debt securities

PROPOSAL #E.22: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital increase by incorporation

of premiums, reserves, profits or others

PROPOSAL #E.23: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

consent options to Employees and Managers of the

Company giving right to the subscription of Company

shares to issue or purchase existing Company's shares

PROPOSAL #E.24: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue shares subscription warrants in case of public

offer bearing on the Company securities

PROPOSAL #E.25: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital by issuing shares or warrants

giving access to capital, reserved for Members of a

Company Savings Plan with cancellation of

preferential subscription rights for the benefit of

PROPOSAL #E.26: Amend the Articles 20 and 24 of                 ISSUER            YES         AGAINST           AGAINST

Bylaws regarding Age limit for Chairman of the Board

and for Chief Executive Officer

PROPOSAL #E.27: Grant powers for the accomplishment          ISSUER            YES             FOR                  FOR

of legal formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROFAC LTD, ST HELIER

  TICKER:                  N/A                 CUSIP:   G7052T101

  MEETING DATE:      3/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the share split, alteration to        ISSUER            YES             FOR                  FOR

 the Articles of Association and sanction the

purchase of B shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROFAC LTD, ST HELIER

  TICKER:                  N/A                 CUSIP:   G7052T101

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited annual financial              ISSUER            YES             FOR                  FOR

statements of the Company and the reports of the

Company  the Directors  and the Auditors for the YE

31 DEC 2009

PROPOSAL #2: Declare a final dividend of USD 0.251            ISSUER            YES             FOR                  FOR

per share recommended by the Directors in respect of

the YE 31 DEC 2009

PROPOSAL #3: Approve the Directors remuneration                 ISSUER            YES             FOR                  FOR

REPORT for the YE 31 DEC 2009 prepared by the

Remuneration Committee and approved by the Board of

Directors of the Company  the Board

PROPOSAL #4: Appointment of Thomas Thune Andersen as         ISSUER            YES             FOR                  FOR

a Non-Executive Director pursuant to Article 28 and

31 of the Articles of Association of the Company  the

 Articles

PROPOSAL #5: Appointment of Stefano Cao as a Non-               ISSUER            YES             FOR                  FOR

Executive Director pursuant to Article 28 and 31 of

the Articles

PROPOSAL #6: Re-appoint Rijnhard Van Tets as a Non-           ISSUER            YES             FOR                  FOR

Executive Director, who retires by rotation pursuant

to Article 33 of the Articles

PROPOSAL #7: Re-appoint Ernst & Young LLP as the                ISSUER            YES             FOR                  FOR

Auditors of the Company, to hold office until the

conclusion of the AGM of the Company to be held in

PROPOSAL #8: Authorize the Directors to fix the                 ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #9: Approve that the general authroity                 ISSUER            YES             FOR                  FOR

conferred on the Directors by Article 2.2 of the

Articles to allot ordinary shares be and is hereby

restricted to an aggregate nominal amount of USD

2,304,198 comprising ordinary shares of USD 0.02

each, together with any shares required to satisfy

awards under any Employee Shares scheme  as defined

in the Articles ;  Authority expires the earlier of

the conclusion of the AGM of the Company to be held

in 2011 or 12 AUG 2011

PROPOSAL #S.10: Authorize the Directors, in                        ISSUER            YES             FOR                  FOR

accordance with Article 2.16 of the Article to allot,

 without rights of pre-emption applying, up to a

nominal amount of USD 345,630 comprising ordinary

shares of USD 0.02 each, to which Article 2.8 of the

Articles would otherwise apply as they in their

absolute discretion see fit in any number of

tranches;  Authority expires the earlier of the

conclusion of the AGM of the Company to be held in

2011 or 12 AUG 2011 ; the Company, before the expiry,

 may make a contract to purchase ordinary shares

which will or may be executed wholly or partly after

PROPOSAL #S.11: Authorize the Company to make                     ISSUER            YES             FOR                  FOR

purchases on a Stock Exchange  within the meaning of

Article 57 4  of the Companies Act  Jersey  Law 1991

 of ordinary shares in the capital of the Company,

provided that  a  the maximum number of ordinary

shares hereby authorized to be purchased is

34,562,965 ordinary shares of USD 0.02 each;  b  the

minimum price  exclusive of any expenses which may be

 paid for any such share is USD 0.02 per share;  c

the maximum price  exclusive of any expenses  which

may be paid for any such share is the higher of:  i

an amount equal to 105% of the average of the middle

market quotations for an ordinary shares taken from

the London Stock Exchange Daily Official List for the

 five business days immediately preceding the date on

 which such share is contracted to be purchased CONTD

PROPOSAL #CONTD: CONTD and  ii  an amount equal to            ISSUER             NO              N/A                  N/A

the higher of the price of the last independent trade

 of an ordinary shares and the highest current

independent bid for an ordinary shares as derived

from the London Stock Exchange Trading System  SETS ;

 and  Authority expires the earlier of the conclusion

 of the AGM of the Company to be held in 2011 or 12

AUG 2011 ; and the Directors may allot ordinary

shares after the expiry of this authority in

pursuance of such an offer or agreement made prior to

PROPOSAL #S.12: Approve, subject to the passing of            ISSUER            YES             FOR                  FOR

Resolution 13 below and prior to the AGM of the

Company to held in 2011, a general meeting of the

Company, other than an AGM, may be called on not less

 than 14 clear days' notice

PROPOSAL #S.13: Amend, with effect from the passing          ISSUER            YES             FOR                  FOR

of this resolution, the Articles 17, 19.1, 20.2,

21.2, 2.3, 14.1, 14.2, 15.1, 15.3, 20.1, 22, 24, 26

and 92.2 vi of the Association

PROPOSAL #14: Amend the rules of the Performance                ISSUER            YES             FOR                  FOR

Share Plan  the PSP , as shown in the draft rules of

the PSP as specified and authorize the Remuneration

Committee of the Board to do all acts and things as

may be necessary or expedient to carry such

amendments into effect

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PEUGEOT SA, PARIS

  TICKER:                  N/A                 CUSIP:   F72313111

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company accounts for the          ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of the result           ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approve the special Auditor's report          ISSUER            YES         AGAINST           AGAINST

on regulated agreements

PROPOSAL #O.5: Approve the renewal of the mandate of         ISSUER            YES         AGAINST           AGAINST

a Member of the Supervisory Board

PROPOSAL #O.6: Authorize the share buy back programme        ISSUER            YES             FOR                  FOR

PROPOSAL #E.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

grant Company share purchase options

PROPOSAL #E.8: Authorize the Board of Directors to go        ISSUER            YES         AGAINST           AGAINST

 ahead with free allocations of existing Company

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

reduce capital stock by canceling shares bought back

by the Company

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

use delegations and authorize during a public offer

concerning Company securities

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue share subscription vouchers during a public

offer concerning Company securities

PROPOSAL #E.12: Approve the powers for formalities             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PIRELLI & C.SPA, MILANO

  TICKER:                  N/A                 CUSIP:   T76434108

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements as at        ISSUER             NO              N/A                  N/A

 31 DEC 2009 inherent and consequent resolutions

PROPOSAL #E.1: Amend the Articles 5, 7 and 16 of the         ISSUER             NO              N/A                  N/A

statute any adjournment thereof

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POHJOLA BANK PLC, HELSINKI

  TICKER:                  N/A                 CUSIP:   X5942F340

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Calling the meeting to order                             ISSUER             NO              N/A                  N/A

PROPOSAL #3: Election of persons to scrutinize the            ISSUER             NO              N/A                  N/A

minutes and to supervise the counting

PROPOSAL #4: Recording the legality of the meeting             ISSUER             NO              N/A                  N/A

PROPOSAL #5: Recording the attendance at the meeting         ISSUER             NO              N/A                  N/A

and adoption of the list of votes

PROPOSAL #6: Review by the President and CEO                       ISSUER             NO              N/A                  N/A

PROPOSAL #7: Adopt the accounts                                              ISSUER            YES             FOR                  FOR

PROPOSAL #8: Approve to take actions on profit or              ISSUER            YES             FOR                  FOR

loss; Board's proposal to a dividend of EUR 0.34 on

series a shares and EUR 0.31 on series K shares; in

addition,Board proposed to reserve max EUR 500,000

for donations

PROPOSAL #9: Grant discharge from liability                         ISSUER            YES             FOR                  FOR

PROPOSAL #10: Approve the remuneration of Board                 ISSUER            YES             FOR                  FOR

Members

PROPOSAL #11: Approve the number of Board Members               ISSUER            YES             FOR                  FOR

PROPOSAL #12: Re-election of Messrs. M. Auvinen, J.          ISSUER            YES         AGAINST           AGAINST

Hienonen, S. Kauppi, S. Lahteenmaki and T. Von

Weymarn as the Board Members and election of H.

Sailas as a new Board Member

PROPOSAL #13: Approve the remuneration of the Auditor        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #14: Election of KPMG OY AB as the Auditor           ISSUER            YES             FOR                  FOR

PROPOSAL #15: Amend the Article 10 of Articles of              ISSUER            YES             FOR                  FOR

Association

PROPOSAL #16: Authorize the Board to decide on                   ISSUER            YES             FOR                  FOR

issuing shares

PROPOSAL #17: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PORSCHE AUTOMOBIL HLDG SE

  TICKER:                  N/A                 CUSIP:   D6240C122

  MEETING DATE:      1/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2008/2009 FY

with the report of the Supervisory Board, the group

financial statements and group annual report, and the

 proposal of the Board of Managing Directors on the

appropriation of the distribution profit

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER             NO              N/A                  N/A

distribution profit of EUR 8,22 5,000 as follows:

payment of a dividend of EUR 0.044 per ordinary share

 and of EUR 0.05 per preferred share ex-dividend and

payable date: 01 FEB 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER             NO              N/A                  N/A

of Managing Directors the ratification of the acts of

 Dr. Wendelin Wiedeking and Holger P. Haerter shall

be postponed the acts of the Michael Macht and Thomas

 Edig shall be ratified

PROPOSAL #4.: Ratification of the acts of the                     ISSUER             NO              N/A                  N/A

Supervisory Board

PROPOSAL #5.: Election Sheikh Jassim Bin Abdulaziz            ISSUER             NO              N/A                  N/A

Bin Jas-Sim Al-Thani to the Supervisory Board

PROPOSAL #6.: Appointment of the Auditors for the              ISSUER             NO              N/A                  N/A

2009/2010 FY: Ernst + Young G MBH, Stuttgart

PROPOSAL #7.: Resolution on the revocation of the              ISSUER             NO              N/A                  N/A

existing authorized capital, the creation of new

authorized capital, and the correspondent amendment

to the Articles of Association the existing

authorized capital of up to EUR 22,750,000 shall be

revoked the Board of Managing Directors shall be

authorized, with the consent of the Supervisory

Board, to increase the share capital by up to EUR

87,500,000 through t he issue new ordinary shares or

non-voting preferred shares against contributions in

cash and/or kind, on or before 28 JAN 2015,

shareholders shall be granted subscription rights,

however, holders of one class of shares may not

subscribe to the other class of shares, shareholders

subscription rights may also be excluded for the

issue of ordinary shares against contributions in

PROPOSAL #8.: Approval of the control and profit                ISSUER             NO              N/A                  N/A

transfer agreement with the Company's wholly-owned

subsidiary, Porsche Zweite Vermoegensverwaltung GM

BH, effective for a period of at least 5 years

PROPOSAL #9.: Amendment to Section 2(1) of the                   ISSUER             NO              N/A                  N/A

Articles of Association in respect of the object of

the Company being adjusted to allow the Company to

act solely as a holding Company

PROPOSAL #10.: Amendment to Section 22 of the                     ISSUER             NO              N/A                  N/A

Articles of Association in respect Company's FY being

 adjusted to correspond to the calendar year as of 01

 JAN 2011, and the period from 01 AUG 2010 to 31 DEC

2010 being an abbreviated FY

PROPOSAL #11.: Amendments to the Articles of                       ISSUER             NO              N/A                  N/A

Association in accordance with the law on the

implementation of the shareholder rights directive

[ARUG]: a) Section 17(4), in respect of the notice of

 shareholders' meeting being published in the

electronic federal gazette at least 36 days prior to

the date of the shareholders' meeting, the publishing

 date of the notice of shareholders' meeting and the

date of the shareholders' meeting not being included

in the calculation of the period b) Section 18, in

respect of shareholders being entitled to participate

 and vote at the share-holders' meeting if they

register with the Company by the sixth day prior to

the meeting and provide evidence of their

shareholding as per the statutory record date, and

the Board of Managing Directors being authorized to

permit the audiovisual transmission of the

PROPOSAL #12.: Revocation of the resolution on the            ISSUER             NO              N/A                  N/A

non-disclosure of the individual remuneration for the

 members of the Board of Managing Directors the

resolution adopted by the shareholders' meeting of 26

 JUN 2007, on the non-disclosure of the individual

remuneration for the members o f the Board of

Managing Directors shall be revoked, beginning with

the 2009/2010 FY, the Company shall be authorize d to

 disclose the individual remuneration for the members

 of the Supervisory

PROPOSAL #13.: Amendment to Section 14 of the                     ISSUER             NO              N/A                  N/A

Articles of Association in respect of the

remuneration for the Chairman of the Audit Committee

being twice and that of every other Committee member

being one and a half times the amount of the fixed

and variable remuneration for a member of the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PORTUGAL TELECOM SGPS SA, LISBOA

  TICKER:                  N/A                 CUSIP:   X6769Q104

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the management report, balance          ISSUER             NO              N/A                  N/A

sheet and accounts for the year 2009

PROPOSAL #2: Receive the consolidated management               ISSUER             NO              N/A                  N/A

report, balance sheet  and accounts for the year  2009

PROPOSAL #3: Approve the proposal for application of         ISSUER             NO              N/A                  N/A

 profits

PROPOSAL #4: Approve the general appraisal of the             ISSUER             NO              N/A                  N/A

Company's management and supervision

PROPOSAL #5: Approve the acquisition and disposal of         ISSUER             NO              N/A                  N/A

 own shares

PROPOSAL #6: Approve, pursuant to Number 4 of Article        ISSUER             NO              N/A                  N/A

 8  of the Articles of Association, on the parameters

  applicable in the event of any issuance of bonds

convertible into shares that may be resolved upon  by

 the Board of Directors

PROPOSAL #7: Approve the suppression of the pre-                ISSUER             NO              N/A                  N/A

emptive right of shareholders in the subscription of

any issuance of convertible bonds as referred to

under Item 6 hereof as may be resolved upon by the

Board of Directors

PROPOSAL #8: Approve the issuance of bonds and other         ISSUER             NO              N/A                  N/A

securities, of whatever nature, by the Board of

Directors, and notably on the fixing of the value of

such securities in accordance with Number 3 of

Article 8 and paragraph e) of Number 1 of Article 15

of the Articles of Association

PROPOSAL #9: Approve the acquisition and disposal of         ISSUER             NO              N/A                  N/A

own bonds and other own securities

PROPOSAL #10: Approve the creation of an ADHOC                   ISSUER             NO              N/A                  N/A

committee to decide on the remuneration of the

members of the compensation Committee

PROPOSAL #11: Approve the declaration in respect of          ISSUER             NO              N/A                  N/A

the remuneration policy of the members of the

management and supervisory bodies of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PORTUGAL TELECOM SGPS SA, LISBOA

  TICKER:                  N/A                 CUSIP:   X6769Q104

  MEETING DATE:      6/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to resolve on the proposal                ISSUER            YES             FOR                  FOR

received from Telefonica on 01 JUN 2010 regarding the

 acquisition of the shares held by Companies of the

Portugal Telecom Group in Brasilcel, N.V., under the

terms and at the price of the current offer or at a

higher price presented

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PPR SA, PARIS

  TICKER:                  N/A                 CUSIP:   F7440G127

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company accounts for the          ISSUER            YES             FOR                  FOR

year 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #O.3: Approve the allocation of result and          ISSUER            YES             FOR                  FOR

the distribution of the dividend

PROPOSAL #O.4: Approve the agreements specified in            ISSUER            YES             FOR                  FOR

Articles L. 225-38 et sequence of the Code du

commerce  commercial code

PROPOSAL #O.5: Appointment of Mrs. Laurence Boone as         ISSUER            YES             FOR                  FOR

a Director for a 4 year period

PROPOSAL #O.6: Appointment of Mrs. Yseulys Costes as         ISSUER            YES             FOR                  FOR

a Director for a 4 year period

PROPOSAL #O.7: Appointment of Mrs. Caroline Puel as a        ISSUER            YES             FOR                  FOR

 Director for a 4 year period

PROPOSAL #O.8: Approve the Board of Directors' fees           ISSUER            YES             FOR                  FOR

PROPOSAL #O.9: Approve the renewal of an Auditor's            ISSUER            YES             FOR                  FOR

mandate

PROPOSAL #O.10: Appointment of The Firm KPMG Audit as        ISSUER            YES             FOR                  FOR

 an Assistant Auditor

PROPOSAL #O.11: Grant authority to operate using                ISSUER            YES         AGAINST           AGAINST

Company shares

PROPOSAL #E.12: Grant powers to issue, without any            ISSUER            YES         AGAINST           AGAINST

preferential subscription right and as part of a

public offer, shares and/ or any tangible assets

granting access, immediately and/ or at term, to

capital securities and/or tangible assets, entitling

allocation of debt securities

PROPOSAL #E.13: Grant to decide to increase capital          ISSUER            YES         AGAINST           AGAINST

stock by issuing, without any preferential

subscription right and as part of an offer as

specified in Article L. 411-2.II of the Code

Monetaire et Financier  Monetary and Financial Code ,

 especially to qualified investors, shares and/or any

 tangible assets granting access to the Company's

capital stock and/or issue of assets entitling

allocation of debt securities

PROPOSAL #E.14: Grant authority to set the price for         ISSUER            YES         AGAINST           AGAINST

issue of shares and/or tangible assets granting

access to capital stock according to certain

procedures, up to a ceiling of 10% of capital stock

per year, to increase capital stock by issuing with

no preferential subscription right shares

PROPOSAL #E.15: Grant authority to increase the                 ISSUER            YES         AGAINST           AGAINST

number of shares or tangible assets to be issued in

the event of an increase in capital stock with no

preferential subscription right

PROPOSAL #E.16: Grant authority to increase capital          ISSUER            YES             FOR                  FOR

stock by issuing, without and preferential

subscription right, shares or other assets, granting

access to capital stock reserved for current or

former employees who belong to a savings plan

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

agree share purchase or subscription options for

employed members of staff and agents within the group

 or certain categories of them

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

allocate existing shares free of charge or issue them

 to employed members of staff and agents within the

group or certain categories of them

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue refundable share subscription and/or purchase

notes  BSAARs  to employees and agents within the

group, with no shareholders' preferential

subscription right

PROPOSAL #E.20: Amend the Article 22 of the Articles         ISSUER            YES         AGAINST           AGAINST

of Association

PROPOSAL #O.E21: Powers for formalities                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRUDENTIAL PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G72899100

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors report and the            ISSUER            YES             FOR                  FOR

financial statements for the YE 31 DEC 2009 with the

related Auditor's report

PROPOSAL #2.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3.: Re-elect Mr. M W O Garrett as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mrs. B A Macaskill as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.: Re-elect Mr. C P Manning as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. B L Stowe as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Election of Mr. N A Nicandrou as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8.: Election of Mr. R A Devey as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-appoint KPMG Audit Plc as the                   ISSUER            YES             FOR                  FOR

Company's Auditor until the conclusion of the next

general meeting at which the Company's accounts are

laid

PROPOSAL #10.: Authorize the Directors to determine          ISSUER            YES             FOR                  FOR

the amount of the Auditor's remuneration

PROPOSAL #11.: Approve to declare a final dividend of        ISSUER            YES             FOR                  FOR

 13.56 pence per ordinary share of the Company for

the YE 31 DEC 2009, which shall be payable on 27 MAY

2010 to shareholders who are on the register of

members at the close of business on 09 APR 2010

PROPOSAL #12.: Authorize the Company and all                       ISSUER            YES             FOR                  FOR

Companies that are its subsidiaries at any time

during the period for which the resolution is

effective for the purposes of Section 366 and 367 of

the Companies Act 2006 [2006 Act] to make donations

to political organizations other than political

parties and to incur political expenditure [as such

terms are defined in Section 363 to 365 of the 2006

Act] up to a maximum aggregate sum of GBP 50,000 as

follows: [Authority expires at the earlier of 30 JUN

2011 or the conclusion of the AGM to be held in

2011]; and the Company may enter into a contract or

undertaking under this authority prior to its expiry,

 which contract or undertaking may be performed

wholly or partly after such expiry, and may make

donations to political organizations and incur

political expenditure in pursuance of such contracts

or undertakings as if the said authority had not

PROPOSAL #13.: Authorize the Directors, without                 ISSUER            YES             FOR                  FOR

prejudice to any other authority conferred on the

Directors by or pursuant to Article 14 of the

Company's Articles of Association, by Article 14 of

the Company's Articles of Association to allot

generally and unconditionally relevant securities be

renewed in respect of equity securities [as defined

in Section 560[1] of the 2006 Act] for a period

expiring; [Authority expires at the earlier of the

conclusion of the AGM of the Company held in 2011 or

30 JUN 2011]; and for that period and purpose the

Section 551 amount in respect of the Company's equity

 securities shall be GBP 42,236,000; and renewal of

authority to allot ordinary shares for rights issues

PROPOSAL #14.: Authorize the Directors, without                 ISSUER            YES             FOR                  FOR

prejudice to any other authority conferred on the

Directors by or pursuant to Article 14 of the

Company's Articles of Association, by Article 14 of

the Company's Articles of Association to allot

generally and unconditionally relevant securities be

renewed in respect of equity securities [as defined

in Section 560[1] of the 2006 Act] allotted in

connection with an offer by way of a rights issue:

[i] to ordinary shareholders in proportion [as nearly

 as may be practicable] to their existing holdings;

and [ii] to holders of other equity securities as

required by the rights of those securities or as the

Board otherwise considers necessary for a period

expiring; [Authority expires at the earlier of the

conclusion of the AGM of the Company held in 2011 or

30 JUN 2011]; and purpose the Section 551 amount

shall be GBP 84,473,000 [after deducing from such

limit any relevant securities allotted under

resolution 13 above] and so that the Board may impose

 any limits or restrictions and may any arrangements

which it considers necessary or appropriate to deal

with treasury shares, fractional entitlements, record

 dates, legal, regulatory or practical problems in,

or under the laws of, any territory or any other

PROPOSAL #S.15: Authorize the Directors, for                       ISSUER            YES             FOR                  FOR

disapplication of pre-emption rights, equity

securities [as defined in Section 560[1] of the 2006

Act] for cash pursuant to the power conferred on the

Directors by Article 15 of the Company's Articles of

Association and/or to sell any ordinary shares held

by the Company as treasury shares for cash as if

Section 561 of that Act did not apply to such

allotment provided that: the maximum aggregate

nominal amount of equity securities that may be

allotted or sold pursuant to the authority under

Article 15[b] is GBP 6,336,000 and [Authority expires

 at the earlier of the conclusion of the AGM of the

Company held in 2011 or 30 JUN 2011]

PROPOSAL #S.16: Authorize the Company, in accordance         ISSUER            YES             FOR                  FOR

with Section 701 of the 2006 Act, to make one or more

 market purchases [within the meaning of Section

693[4] of the 2006 Act] of its ordinary shares of 5

pence each in the capital of the Company; such

authority to be limited: to a maximum aggregate

number of 253,440,000 ordinary shares; by the

condition that the minimum price which may be paid

for each ordinary shares is 5 pence and the maximum

price which may be paid for an ordinary shares is the

 highest of: an amount equal to 105% of the average

of the middle market quotations for an ordinary

shares as derived from the daily official list of the

 London Stock Exchange for the 5 business days

immediately preceding the day on which the share is

contracted to be purchases; and the higher of the

price of the last independent trade and the highest

current independent bid on the trading venues where

the purchase is carried out; in each case exclusive

of expenses; [Authority expires at the earlier of the

 conclusion of the AGM of the Company held in 2011 or

 30 JUN 2011]; the Company may before such expiry

make a contract or contracts to purchase ordinary

shares under the authority hereby conferred which

would or may be executed wholly or partly after the

expiry of such authority and may make a purchase of

ordinary shares in pursuance of any such contract or

contracts as if the power conferred hereby had not

expired; and all ordinary shares purchased pursuant

to said authority shall be either; cancelled

immediately upon completion of the purchase; or be

held, sold, transferred or otherwise dealt with as

treasury shares in accordance with the provisions of

PROPOSAL #S.17: Approve that a general meeting other         ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRUDENTIAL PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G72899100

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Scheme of Arrangement                 ISSUER            YES         AGAINST           AGAINST

proposed to be made between the Company and the

holders of Scheme shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRUDENTIAL PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G72899100

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, subject to the scheme of                ISSUER            YES         AGAINST           AGAINST

arrangement dated 17 MAY 2010 proposed to be made

between the Company and the scheme shareholders [as

specified in the scheme], for the purpose of giving

effect to the scheme in its original form or with or

subject to any modification, addition or condition

approved or imposed by the court; (i) the share

capital of the Company be reduced by canceling all

the scheme shares [as specified in the scheme] (ii)

forthwith and contingently on such reduction of

capital taking effect the reserve arising in the

books of account of the Company as a result of the

cancellation of the scheme shares be applied in

paying up in full at par such number of new ordinary

shares of 5 pence each as shall be equal to the

number of scheme shares cancelled at Sub-paragraph

(i) above, such new ordinary shares to be allotted

and issued credited as fully paid to prudential group

 plc [New Prudential] and/or its nominees (iii)

without prejudice and in addition to any other

authority conferred on the Directors under Section

551 of the Companies Act2006, including at the AGM of

 the Company and under Resolution 2; authorize the

Directors pursuant to and in accordance with Section

551 of the Companies Act2006 to give effect to this

resolution and accordingly to effect the allotment of

 the new ordinary shares referred to in sub-paragraph

 (ii) above, provided that (a) the maximum aggregate

nominal amount of shares which may be allotted

hereunder shall be the aggregate nominal amount of

the new ordinary shares created pursuant to sub-

paragraph (ii) above; [Authority expires on 07 JUN

2011] (iv) prior to the reduction of the capital

referred to in sub-Paragraph (i) above taking effect

authorize the Company to issue and allot two

redeemable deferred shares to New Prudential and/or

its nominees; amend the Articles of Association of

the Company by the adoption and inclusion of the

following new Article 198 as specified; approve the

proposed reduction of capital of New Prudential at

the General Meeting of New Prudential [as specified]

PROPOSAL #2.: Authorize the Directors, subject to              ISSUER            YES         AGAINST           AGAINST

Resolution 1 being passed, without prejudice and in

addition to any other authority conferred on the

Directors under Section 551 of the Companies Act

2006, including at the AGM of the Company and under

Resolution 1(A)(iii), pursuant to and in accordance

with Section 551 of the Companies Act 2006 to allot

ordinary shares of 5 pence each in the Company up to

a nominal amount of GBP 14,523,140,060 in connection

with the issue of ordinary shares of 5 pence each in

the Company for the purposes of the rights issue [as

specified in circular]; [Authority expires on 07 JUN

2011], the Company may make offers and enter into

agreements during the relevant period which would or

might require shares to be allotted after the

authority ends and the Directors may allot shares

under such offers or agreements as if the authority

had not ended

PROPOSAL #3.: Approve, subject to the scheme referred        ISSUER            YES         AGAINST           AGAINST

 to in Resolution 1 becoming effective, the New

Prudential group performance shares plan, the New

Prudential business unit performance plans and the

M&G executive Long Term Incentive Plan 2010 adopted

by New Prudential, the term of which are summarized

in Paragraph 4 of Part IV of the circular as specified

PROPOSAL #4.: Approve, subject to the scheme referred        ISSUER            YES         AGAINST           AGAINST

 to in Resolution 1 becoming effective, the New

Prudential UK savings-related Shares Option Scheme,

the New Prudential Irish SAYE scheme, the New

Prudential International Employees SAYE scheme, the

New Prudential International [Non-Employees] SAYE

scheme, the New Prudential Shares Incentive Plan, the

 Prudential Europe Share Participation Plan, the New

Prudential Share Option Plan and the Momentum

Retention plan adopted by New Prudential, the terms

of which are summarized in Paragraph 4 of Part IV of

the circular as specified

PROPOSAL #5.: Authorize the Directors of New                       ISSUER            YES         AGAINST           AGAINST

Prudential, subject to the scheme referred to in

Resolution 1 becoming effective of to establish

employee share schemes in addition to those mentioned

 in Resolutions 3 and 4 in this notice for the

benefit of overseas employees of New Prudential and

its subsidiaries provided that such additional

schemes operate within the equity dilution limits

applicable to the new share plans and [save to the

extent necessary or desirable to take account of

overseas tax, securities and exchange control laws]

such additional schemes do not confer upon

participants benefits which are greater than those

which could be obtained from the new shares plans and

 that, once such additional schemes have been

established, they may not be amended without the

approval of the shareholders of New Prudential if

such approval would be required to amend the

corresponding provisions of the new share plans

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRYSMIAN S.P.A., MILANO

  TICKER:                  N/A                 CUSIP:   T7630L105

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Approve the balance sheet as of 31 DEC        ISSUER             NO              N/A                  N/A

 2009, report on the management and proposal for

profit allocation, report of the Board of Auditors,

report of the Auditing Company, related and

consequential resolutions

PROPOSAL #A.2: Appointment of the Board of Auditors          ISSUER             NO              N/A                  N/A

and its Chairman for FYs 2010, 2011 and 2012 upon

determination of the related emoluments

PROPOSAL #A.3: Approve the measures resulting from            ISSUER             NO              N/A                  N/A

the expiry of the Directors Office

PROPOSAL #A.4: Approve the proposal of determination         ISSUER             NO              N/A                  N/A

of the emoluments to the Board of Directors for FY

PROPOSAL #A.5: Approve the Incentive Plan                             ISSUER             NO              N/A                  N/A

PROPOSAL #E.1: Approve the extension of the deadline         ISSUER             NO              N/A                  N/A

for the subscription of the corporate capital

increase deliberated at the meeting held on 30 NOV

2006 in service of the stock option plan approved at

the same meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PUBLIC POWER CORP OF GREECE

  TICKER:                  N/A                 CUSIP:   X7023M103

  MEETING DATE:      12/17/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect 2 new Members; representative of         ISSUER             NO              N/A                  N/A

minority shareholders at the Board of Directors of

PPC S.A., in accordance with the Article 10,

paragraph 2C of the Company's Articles of

Incorporation, due to the expiry of the term of the

minority shareholders' representatives in the current

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PUBLIC POWER CORP OF GREECE

  TICKER:                  N/A                 CUSIP:   X7023M103

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend the Articles 10 and 36 of the                ISSUER             NO              N/A                  N/A

Articles of Incorporation of PPC S.A

PROPOSAL #2: Approve the appointment, pursuant to              ISSUER             NO              N/A                  N/A

Article 37 of Law 3993/2008, of the members of the

Audit Committee

PROPOSAL #3: Appointment of a new Member of the Board        ISSUER             NO              N/A                  N/A

 of Directors and of his capacity

PROPOSAL #4: Approve the exceptional, non recurring          ISSUER             NO              N/A                  N/A

financial support in favor of PPC S.A, Personnel

Insurance Funds [IKA TAP DEH and TAYTEKO TEAPAP DEH]

of a maximum amount equal to the amount to be saved

as a result of the reduction in the remuneration of

employees pursuant to Article 1 of Law 3833/2010

PROPOSAL #5: Announcements and other issues                         ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PUBLIC POWER CORPORATION SA

  TICKER:                  N/A                 CUSIP:   X7023M103

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the submission for approval of         ISSUER             NO              N/A                  N/A

PPC S.A.S stand alone and consolidated financial

statements for the 8th FY from 01 JAN 2009 to 31 DEC

2009 as well as the unbundled financial statements

pursuant to Article 20 of Law 3426/2005

PROPOSAL #2.: Approve the dividend distribution for          ISSUER             NO              N/A                  N/A

the FY starting on 01 JAN 2009 and ending on 31 DEC

2009

PROPOSAL #3.: Grant release to the members of the              ISSUER             NO              N/A                  N/A

Board of Directors and the Certified Auditors

Accountants from any responsibility for compensation

concerning the FY from 01 JAN 2009 to 31 DEC 2009

pursuant to Article 35 of Codified Law 2190/1920

PROPOSAL #4.: Approve the remuneration and                          ISSUER             NO              N/A                  N/A

compensation paid to the members of the Board of

Directors of the Company for the FY from 01 JAN 2009

to 31 DEC 2009 and pre-approval of the gross

remuneration and compensation to be paid for the FY

from 01 JAN 2010 to 31 DEC 2010

PROPOSAL #5.: Appointment of Certified Auditors for          ISSUER             NO              N/A                  N/A

the FY from 01 JAN 2010 to 31 DEC 2010, pursuant to

Articles 31 and 32 of the Articles of Incorporation

of the Company and approve the Certified Auditors

remuneration for the above mentioned FY

PROPOSAL #6.: Announcements and other issues                       ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PUBLICIS GROUPE SA, PARIS

  TICKER:                  N/A                 CUSIP:   F7607Z165

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company accounts for the          ISSUER            YES             FOR                  FOR

year 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #O.3: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for the year and setting of the dividend

PROPOSAL #O.4: Grant discharge to the Directors                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.5: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #O.6: Approve the contract for guarantee and        ISSUER            YES             FOR                  FOR

 placement signed between the Company and BNP

Paribas, Calyon, Citigroup Global Markets Limited and

 Societe Generale

PROPOSAL #O.7: Approve the contract for guarantee and        ISSUER            YES             FOR                  FOR

 placement signed between the Company and BNP

Paribas, Calyon, Citigroup Global Markets Limited and

 Societe Generale

PROPOSAL #O.8: Approve the assistance contract signed        ISSUER            YES             FOR                  FOR

 between the Company and BNP Paribas, Calyon,

Citigroup Global Markets Limited and Societe Generale

PROPOSAL #O.9: Approve the assistance contract signed        ISSUER            YES             FOR                  FOR

 between the Company and BNP Paribas, Calyon,

Citigroup Global Markets Limited and Societe Generale

PROPOSAL #O.10: Approve the credit agreement signed          ISSUER            YES             FOR                  FOR

between the Company and BNP Paribas

PROPOSAL #O.11: Approve the credit agreement signed          ISSUER            YES             FOR                  FOR

between the Company and Societe Generale

PROPOSAL #O.12: Approve the placement mandate                     ISSUER            YES             FOR                  FOR

agreement signed between the Company and BNP Paribas

PROPOSAL #O.13: Approve the renewal of the mandate of        ISSUER            YES         AGAINST           AGAINST

 a Member of the Supervisory Board held by Madame

Sophie Dulac

PROPOSAL #O.14: Approve the renewal of the mandate of        ISSUER            YES         AGAINST           AGAINST

 a Member of the Supervisory Board held by Madame

Helene Ploix

PROPOSAL #O.15: Approve the renewal of the mandate of        ISSUER            YES         AGAINST           AGAINST

 a Member of the Supervisory Board held by Monsieur

Michel Sicurel

PROPOSAL #O.16: Approve the renewal of the mandate of        ISSUER            YES         AGAINST           AGAINST

 a Member of the Supervisory Board held by Monsieur

Antony de Seze

PROPOSAL #O.17: Approve the renewal of the mandate of        ISSUER            YES         AGAINST           AGAINST

 a Member of the Supervisory Board held by Monsieur

Gerard Worms

PROPOSAL #O.18: Appointment of Madame Marie-Claude            ISSUER            YES         AGAINST           AGAINST

Mayer as a new Member of the Supervisory Board

PROPOSAL #O.19: Appointment of Madame Marie-Josee              ISSUER            YES         AGAINST           AGAINST

Kravis as a new Member of the Supervisory Board

PROPOSAL #O.20: Appointment of Madame Veronique                 ISSUER            YES         AGAINST           AGAINST

Morali as a new Member of the Supervisory Board

PROPOSAL #O.21: Appointment of a new Assistant Auditor      ISSUER            YES             FOR                  FOR

PROPOSAL #O.22: Authorize the Board of Directors by          ISSUER            YES             FOR                  FOR

the general meeting of the Shareholders to allow the

Company to operate on its own shares

PROPOSAL #E.23: Authorize the Board of Directors by          ISSUER            YES             FOR                  FOR

the general meeting of the Shareholders to reduce

capital stock by canceling its own shares

PROPOSAL #E.24: Approve the share subscription and/or        ISSUER            YES             FOR                  FOR

 purchase option for Members of staff and/or

corporate agents within the Company and Companies

within the group

PROPOSAL #E.25: Authorize the Board of Directors by          ISSUER            YES             FOR                  FOR

the general meeting of the Shareholders to increase

capital stock by issuing capital securities or

tangible assets granting access to the Company's

capital stock, removing the preferential subscription

 right for members of a Company savings plan

PROPOSAL #E.26: Authorize the Board of Directors by          ISSUER            YES             FOR                  FOR

the general meeting of the shareholders to increase

capital stock, removing the shareholders'

preferential subscription right reserved for certain

categories of beneficiary

PROPOSAL #E.27: Approve the options of using                       ISSUER            YES         AGAINST           AGAINST

authorization granted by the general meeting of the

shareholders in the event of a public offer launched

by the Company

PROPOSAL #O.28: Powers                                                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PUMA AG RUDOLF DASSLER SPORT, HERZOGENAURACH

  TICKER:                  N/A                 CUSIP:   D62318148

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted financial          ISSUER             NO              N/A                  N/A

statements of PUMA AG Rudolf Dassler Sport and the

approved consolidated financial statements, the

management reports for PUMA AG Rudolf Dassler Sport

and the PUMA Group as well as the report of the

Supervisory Board for the FY 2009 and the report of

the Management Board regarding information as to

takeovers

PROPOSAL #2.: Appropriation of the balance sheet                ISSUER             NO              N/A                  N/A

profit: the balance sheet profit of EUR 50,000,000

from the FY 2009 shall be appropriated as follows: a)

 payment of a dividend of EUR 1.80 per no-par value

share entitled to a dividend for 15,082,264 shares:

EUR 27,148,435.20; b) profit carried forward: EUR

22,851,564.80; appropriation of the balance sheet

profit takes into consideration the treasury shares

held directly or indirectly by the Company, that are

not entitled to a dividend pursuant to Section 71b

German Stock Corporation Act; the number of treasury

shares might change until the day of the General

meeting, if further shares are acquired or sold by

the Company; in this case the proposal regarding the

appropriation of the balance sheet profit to the

general meeting will be amended accordingly without

changing the suggested dividend payment of EUR 1.80

per no-par value share entitled to a dividend; the

dividend will be paid as of 21 APR 2010

PROPOSAL #3.: Approval of the acts of the Management         ISSUER             NO              N/A                  N/A

Board

PROPOSAL #4.: Approval of the acts of the Supervisory        ISSUER             NO              N/A                  N/A

 Board

PROPOSAL #5.: Appointment of PricewaterhouseCoopers          ISSUER             NO              N/A                  N/A

Aktiengesellschaft as the Auditors for FY 2010

PROPOSAL #6.: Authorization to acquire and                          ISSUER             NO              N/A                  N/A

appropriate treasury shares under revocation of the

existing authorization

PROPOSAL #7.: Resolution regarding the approval of            ISSUER             NO              N/A                  N/A

the Profit and Loss Transfer Agreement between the

PUMA AG Rudolf Dassler Sport and the PUMA Sprint GmbH

PROPOSAL #8.: Resolution regarding the approval of            ISSUER             NO              N/A                  N/A

the Profit and Loss Transfer Agreement between the

PUMA AG Rudolf Dassler Sport and the PUMA Vertrieb

PROPOSAL #9.: Resolution regarding the amendment of          ISSUER             NO              N/A                  N/A

the Articles of Association of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  QIAGEN NV

  TICKER:                  N/A                 CUSIP:   N72482107

  MEETING DATE:      6/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2: Managing Board report for the YE 31 DEC         ISSUER             NO              N/A                  N/A

2009 [''FY 2009'']

PROPOSAL #3: Supervisory Board Report on the                       ISSUER             NO              N/A                  N/A

Company's annual accounts [''Annual Accounts''] for

PROPOSAL #4: Corporate governance                                           ISSUER             NO              N/A                  N/A

PROPOSAL #5: Adopt the annual accounts for FY 2009             ISSUER            YES             FOR                  FOR

PROPOSAL #6: Reservation and dividend policy                       ISSUER             NO              N/A                  N/A

PROPOSAL #7: Grant discharge from liability of the            ISSUER            YES             FOR                  FOR

Managing Directors for the performance of their

duties during FY 2009

PROPOSAL #8: Grant discharge from liability of the            ISSUER            YES             FOR                  FOR

Supervisory Directors for the performance of their

duties during FY 2009

PROPOSAL #9.A: Re-appoint Prof. Dr. Detlev Riesner as        ISSUER            YES             FOR                  FOR

 a Supervisory Director of the Company for a term

ending on the date of the AGM in 2011

PROPOSAL #9.B: Re-appoint Dr. Werner Brandt as a                ISSUER            YES             FOR                  FOR

Supervisory Director of the Company for a term ending

 on the date of the AGM in 2011

PROPOSAL #9.C: Re-appoint Dr. Metin Colpan as a                 ISSUER            YES             FOR                  FOR

Supervisory Director of the Company for a term ending

 on the date of the AGM in 2011

PROPOSAL #9.D: Re-appoint Mr. Erik Hornnaess as a              ISSUER            YES             FOR                  FOR

Supervisory Director of the Company for a term ending

 on the date of the AGM in 2011

PROPOSAL #9.E: Re-appoint Prof. Dr. Manfred Karobath         ISSUER            YES             FOR                  FOR

as a Supervisory Director of the Company for a term

ending on the date of the AGM in 2011

PROPOSAL #9.F: Re-appoint Mr. Heino von Prondzynski          ISSUER            YES             FOR                  FOR

as a Supervisory Director of the Company for a term

ending on the date of the AGM in 2011

PROPOSAL #10.A: Re-appoint Mr. Peer Schatz as a                 ISSUER            YES             FOR                  FOR

Managing Director of the Company for a term ending on

 the date of the AGM in 2011

PROPOSAL #10.B: Re-appoint Mr. Roland Sackers as a            ISSUER            YES             FOR                  FOR

Managing Director of the Company for a term ending on

 the date of the AGM in 2011

PROPOSAL #10.C: Re-appoint Dr. Joachim Schorr as a            ISSUER            YES             FOR                  FOR

Managing Director of the Company for a term ending on

 the date of the AGM in 2011

PROPOSAL #10.D: Re-appoint Mr. Bernd Uder as a                   ISSUER            YES             FOR                  FOR

Managing Director of the Company for a term ending on

 the date of the AGM in 2011

PROPOSAL #11: Re-appoint Ernst & Young Accountants as        ISSUER            YES             FOR                  FOR

 the Auditors of the Company for the FY ending 31 DEC

 2010

PROPOSAL #12: Authorize the Managing Board, until 30         ISSUER            YES             FOR                  FOR

DEC 2011, to acquire shares in the Company's own

share capital

PROPOSAL #13: Questions                                                            ISSUER             NO              N/A                  N/A

PROPOSAL #14: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RANDGOLD RES LTD

  TICKER:                  N/A                 CUSIP:   G73740113

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Company's                       ISSUER            YES             FOR                  FOR

financial statements for the YE 31 DEC 2009 and the

reports of the Directors and the Auditors thereon

PROPOSAL #2: Election of Kadri Dagdelen as a Non-               ISSUER            YES             FOR                  FOR

Executive Director, in accordance with

PROPOSAL #3: Re-elect Philippe Lietard as a Non-                ISSUER            YES             FOR                  FOR

Executive Director, who retires in accordance with

the Articles of Association

PROPOSAL #4: Re-elect Robert Israel as a Non-                      ISSUER            YES             FOR                  FOR

Executive Director, who retires in accordance with

the Articles of Association

PROPOSAL #5: Re-elect Norborne Cole Jr., as a Non-             ISSUER            YES         AGAINST           AGAINST

Executive Director, who retires in accordance with

the Articles of Association

PROPOSAL #6: Re-elect Karl Voltaire as a Non-                      ISSUER            YES         AGAINST           AGAINST

Executive Director, who retires in accordance with

the Articles of Association

PROPOSAL #7: Receive and adopt the report of the                ISSUER            YES         AGAINST           AGAINST

Remuneration Committee

PROPOSAL #8: Approve the fees payable to the                       ISSUER            YES             FOR                  FOR

Directors as specified

PROPOSAL #9: Re-appoint BDO LLP as the Auditors of            ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #S.10A: Amend the Memorandum of Association         ISSUER            YES             FOR                  FOR

of the Company, in accordance with Article 38(1) (a)

of the Companies (Jersey) Law 1991 (the Law) such

that the authorized share capital of the Company to

increase from USD 5,000,000 TO USD 6,000,000 by the

creation of an additional 20,000,000 ordinary shares

of USD 0.05 ranking pari passu with the ordinary

shares of USD 0.05 and having the rights and

obligations set out in the existing Articles of

Association of the Company

PROPOSAL #S.10B: Amend Paragraph 4 of the Company's          ISSUER            YES             FOR                  FOR

Memorandum of Association as specified

PROPOSAL #S.10C: Amend Article 4.1 of the Company's          ISSUER            YES             FOR                  FOR

Articles of Association as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RANDGOLD RESOURCES LTD, ST HELIER

  TICKER:                  N/A                 CUSIP:   G73740113

  MEETING DATE:      12/16/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition by Kibali                 ISSUER            YES             FOR                  FOR

[Jersey] Limited of shares in Kibali Goldmines

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RANDSTAD HOLDING NV

  TICKER:                  N/A                 CUSIP:   N7291Y137

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2.A: Report of the Executive Board and                ISSUER             NO              N/A                  N/A

preceding advice of the Supervisory Board for the FY

2009

PROPOSAL #2.B: Adopt the financial statements 2009             ISSUER            YES             FOR                  FOR

PROPOSAL #2.C: Explanation of policy on reserves and         ISSUER             NO              N/A                  N/A

dividends

PROPOSAL #2.D: Approve to determine the dividend over        ISSUER            YES             FOR                  FOR

 the FY 2009

PROPOSAL #2.E: Corporate governance                                       ISSUER             NO              N/A                  N/A

PROPOSAL #3.A: Grant discharge of liability of the            ISSUER            YES             FOR                  FOR

Members of the Executive Board for the Management

PROPOSAL #3.B: Grant discharge of liability of the            ISSUER            YES             FOR                  FOR

Members of the Supervisory Board for the supervision

of the Management

PROPOSAL #4.A: Re-appoint Mr. Van Wijk as a Member of        ISSUER            YES             FOR                  FOR

 the Supervisory Board

PROPOSAL #4.B: Re-appoint Ms. Kampouri Monnas as a            ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #5.A: Approve to extend the authority of the        ISSUER            YES             FOR                  FOR

 Executive Board to issue shares

PROPOSAL #5.B: Approve to extend the authority of the        ISSUER            YES             FOR                  FOR

 Executive Board to restrict or exclude the pre-

emptive right to any issue of shares

PROPOSAL #5.C: Approve the performance related                   ISSUER            YES             FOR                  FOR

remuneration of the Executive Board in performance

shares and performance share options

PROPOSAL #6: Any other business                                              ISSUER             NO              N/A                  N/A

PROPOSAL #7: Closing                                                                 ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RATOS AB

  TICKER:                  N/A                 CUSIP:   W72177111

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting and election of          ISSUER            YES             FOR                  FOR

Olof Stenhammar as the Chairman of the Meeting

PROPOSAL #2: Approve the voting list                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of 2 persons to attest to the          ISSUER            YES             FOR                  FOR

accuracy of the Minutes together with

PROPOSAL #4: Approve the decision on whether proper          ISSUER            YES             FOR                  FOR

notice of the meeting has been made

PROPOSAL #5: Approve the agenda for the meeting                  ISSUER            YES             FOR                  FOR

PROPOSAL #6: The Chief Executive Officer's address             ISSUER             NO              N/A                  N/A

PROPOSAL #7: Presentation of the annual accounts and         ISSUER             NO              N/A                  N/A

the audit report as well as a statement by the

Auditors concerning guidelines for remuneration to

Senior Executives

PROPOSAL #8: Any questions regarding activities in            ISSUER             NO              N/A                  N/A

the 2009 FY

PROPOSAL #9: Adopt the income statement and the                 ISSUER            YES             FOR                  FOR

balance sheet and the consolidated income statement

and consolidated balance sheet

PROPOSAL #10: Grant discharge from liability for the         ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the Chief

Executive Officer

PROPOSAL #11: Approve the decision on distribution of        ISSUER            YES             FOR                  FOR

 the Company's profit according to the adopted

balance sheet and on a record date for dividends

PROPOSAL #12: Approve the decision to fix the number         ISSUER            YES             FOR                  FOR

of Board Members at 8 without Deputy Board Members

PROPOSAL #13: Approve that the remuneration to the            ISSUER            YES             FOR                  FOR

Board shall amount to SEK 3,450,000 to be allocated

to the Chairman in the amount of SEK 800,000 and to

each other Board Member, with the exception of the

Chief Executive Officer, with SEK 420,000; a separate

 fee of SEK 50,000 per year will be paid to the

Chairman and SEK 30,000 per year to other Members of

the Compensation Committee and the Audit Committee;

and that the fees to the Auditors shall be paid in

accordance with a separate agreement thereon

PROPOSAL #14: Re-elect Lars Berg, Staffan Bohman,              ISSUER            YES             FOR                  FOR

Arne Karlsson, Annette Sadolin, Olof Stenhammar, Jan

Soderberg, Per-Olof'S derberg and Margareth Ovrum as

the Board Members; and that Olof Stenhammar be

proposed as the Chairman of the Board

PROPOSAL #15: Approve the decision regarding the                ISSUER            YES         AGAINST           AGAINST

Nomination Committee

PROPOSAL #16: Approve the guidelines for remuneration        ISSUER            YES         AGAINST           AGAINST

 to Senior Executives

PROPOSAL #17: Approve the decision regarding issue of        ISSUER            YES             FOR                  FOR

 call options and transfer of treasury shares

PROPOSAL #18: Approve to introduce a cash-based                 ISSUER            YES             FOR                  FOR

option programme related to the Company's investments

 in Portfolio Companies; and that the programme is

carried out through the issue of synthetic options

2010 Option Programme ; the programme is essentially

identical to the 2009 Option Programme decided at the

 2009 AGM

PROPOSAL #19: Authorize the Board, during the period         ISSUER            YES             FOR                  FOR

before the next AGM, to decide on acquisition of

treasury shares in accordance with the following

conditions: acquisition may be made of Class A share

or Class B shares; acquisition must take place on

NASDAQ OMX Stockholm; acquisition may take place on

one or more occasions prior to the next AGM; a

maximum number of shares may be acquired so that the

Company's holding at any time does not exceed 7% of

all the shares in the Company; and acquisition may be

 made at a price within the price band registered at

any time on NASDAQ OMX Stockholm

PROPOSAL #20: Authorize the Board, during the period         ISSUER            YES             FOR                  FOR

until the next AGM, in conjunction with Company

acquisitions, on one or more occasions, deviating

from the pre-emptive rights of shareholders, against

cash payment through set-off or non-cash, to make a

decision on a new issue of Class B shares; this

authorization shall comprise a maximum of 30 million

Class B shares in the Company

PROPOSAL #21: Any other business                                            ISSUER             NO              N/A                  N/A

PROPOSAL #22: Conclusion of the meeting                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RAUTARUUKKI OY

  TICKER:                  N/A                 CUSIP:   X72559101

  MEETING DATE:      3/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the Meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Calling the Meeting to order                             ISSUER             NO              N/A                  N/A

PROPOSAL #3: Election of persons to scrutinise the            ISSUER             NO              N/A                  N/A

minutes and to supervize the counting

PROPOSAL #4: Recording the legality of the Meeting             ISSUER             NO              N/A                  N/A

PROPOSAL #5: Recording the attendance at the Meeting         ISSUER             NO              N/A                  N/A

and adoption of the list of votes

PROPOSAL #6: Presentation of the annual accounts, the        ISSUER             NO              N/A                  N/A

 report of the Board of Directors and the Auditor's

report for 2009, and the statement by the Supervisory

 Board

PROPOSAL #7: Adopt the accounts                                              ISSUER            YES             FOR                  FOR

PROPOSAL #8: Approve the actions on profit or loss,          ISSUER            YES             FOR                  FOR

to  pay a dividend of EUR 0.45 per share

PROPOSAL #9: Grant discharge from liability                         ISSUER            YES             FOR                  FOR

PROPOSAL #10: Approve the remuneration of the Board          ISSUER            YES             FOR                  FOR

Members

PROPOSAL #11: Approve the number of the Board Members        ISSUER            YES             FOR                  FOR

PROPOSAL #12: Election of Messrs. R. Hanhinen,                   ISSUER            YES             FOR                  FOR

L.Leino, H. Ryopponen, M. Aarni-Sirvio, P.

PROPOSAL #13: Approve the remuneration of the                     ISSUER            YES             FOR                  FOR

Supervisory Board Members

PROPOSAL #14: Approve the number of Supervisory Board        ISSUER            YES             FOR                  FOR

 Members

PROPOSAL #15: Election of the Supervisory Board                  ISSUER            YES             FOR                  FOR

PROPOSAL #16: Approve the remuneration of the Auditor        ISSUER            YES             FOR                  FOR

PROPOSAL #17: Election of KPMG Oy as the Auditor                ISSUER            YES             FOR                  FOR

PROPOSAL #18: Authorize the Board to decide  on                 ISSUER            YES             FOR                  FOR

acquiring the Company's own shares

PROPOSAL #19: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES             FOR               AGAINST

SHAREHOLDER PROPOSAL: Approve to abolish the

Supervisory Board

PROPOSAL #20: Amend Article 11 of the Articles of              ISSUER            YES             FOR                  FOR

Association

PROPOSAL #21: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Approve to establish the

Nomination Committee

PROPOSAL #22: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RECKITT BENCKISER GROUP PLC, SLOUGH

  TICKER:                  N/A                 CUSIP:   G74079107

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the 2009 report and financial                ISSUER            YES             FOR                  FOR

statements

PROPOSAL #2: Approve the Director's remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #3: Declare the final dividend                                ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-elect Adrian Bellamy as a Member of          ISSUER            YES             FOR                  FOR

the Remuneration Committee

PROPOSAL #5: Re-elect Peter Harf                                            ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Colin Day                                              ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Kenneth Hydon as a Member of            ISSUER            YES             FOR                  FOR

the Audit Committee

PROPOSAL #8: Re-elect Judith Sprieser as a Member of         ISSUER            YES             FOR                  FOR

the Remuneration Committee

PROPOSAL #9: Re-elect Richard Cousins as a Member of         ISSUER            YES             FOR                  FOR

the Remuneration Committee

PROPOSAL #10: Elect Warren Tucker as a Member of the         ISSUER            YES             FOR                  FOR

Audit Committee

PROPOSAL #11: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors

PROPOSAL #12: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the Auditor's remuneration

PROPOSAL #13: Approve to renew authority to allot              ISSUER            YES             FOR                  FOR

shares

PROPOSAL #S.14: Approve to renew power to disapply            ISSUER            YES             FOR                  FOR

pre-emption rights

PROPOSAL #S.15: Approve to renew authority to                     ISSUER            YES             FOR                  FOR

purchase own shares

PROPOSAL #S.16: Approve the calling of general                   ISSUER            YES             FOR                  FOR

meetings on 14 day's clear notice

PROPOSAL #S.17: Amend the Company's Articles of                 ISSUER            YES             FOR                  FOR

Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RED ELECTRICA CORPORACION, SA, ALCOBANDAS

  TICKER:                  N/A                 CUSIP:   E42807102

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Examination and approval, as the case          ISSUER            YES             FOR                  FOR

may be, of the financial statements (balance sheet,

income statement, statement of changes in equity,

cash flow statement and notes to financial

statements) and the management report of Red

Electrica Corporacion, S.A. for the year ended

PROPOSAL #2.: Examination and approval, as the case          ISSUER            YES             FOR                  FOR

may be, of the consolidated financial statements

(consolidated balance sheet, consolidated income

statement, consolidated overall income statement,

consolidated statement of changes in equity,

consolidated cash flow statement and notes to the

consolidated financial statements) and the

consolidated management report of the Consolidated

Group of Red Electrica Corporacon, S.A. for the year

ended December 31, 2009

PROPOSAL #3.: Examination and approval, as the case          ISSUER            YES             FOR                  FOR

may be, of the proposed distribution of income at Red

 Electrica Corporacion, S.A. for the year ended

December 31, 2009

PROPOSAL #4.: Examination and approval, as the case          ISSUER            YES             FOR                  FOR

may be, of the management carried out by the Board of

 Directors of Red Electrica Corporacion, S.A. in 2009

PROPOSAL #5.1: Reappointment of Mr. Francisco Javier         ISSUER            YES             FOR                  FOR

Salas Collantes as an Independent Director

PROPOSAL #5.2: Appointment of Mr. Miguel Boyer                   ISSUER            YES             FOR                  FOR

Salvador as an Independent Director

PROPOSAL #5.3: Appointment of Mr. Rui Manuel Janes            ISSUER            YES             FOR                  FOR

Cartaxo as an Independent Director

PROPOSAL #6.: Amendment of Article 9 (Shareholders'          ISSUER            YES             FOR                  FOR

Preemptive Right) of the Corporate Bylaws

PROPOSAL #7.: Delegation to the Board of Directors,          ISSUER            YES             FOR                  FOR

for a period of five (5) years, of the power to

increase the capital stock, at any time, on one or

more occasions, up to a maximum amount of one hundred

 and thirty-five million, two hundred and seventy

thousand euros (EUR 135,270,000), equal to half of

the current capital stock, in the amount and at the

issue price decided on in each case by the Board of

Directors, with the power to exclude, in whole or in

part, the preemptive subscription right and with

express authorization to redraft, as the case may be,

 Article 5 of the Corporate Bylaws and to request, as

 the case may be, the admission, continued listing

and delisting of the shares on organized secondary

PROPOSAL #8.: Delegation of powers to the Board of            ISSUER            YES             FOR                  FOR

Directors, for a period of five (5) years and with an

 aggregate limit of five thousand million euros (EUR

5,000,000,000), to issue, on one or more occasions,

directly or through companies of the Red Electrica

Group, debentures, bonds and other fixed-income

instruments or debt instruments of an analogous

nature, both nonconvertible and convertible or

exchangeable for shares of the Company, of other

companies in the Red Electrica Group or of other

companies not related to same, including, without

limitation, promissory notes, securitization bonds,

preferred participations and warrants giving

entitlement to the delivery of shares of the Company

or of other companies in the Red Electrica Group,

whether newly-issued or in circulation, with the

express power to exclude, in whole or in part, the

pre-emptive subscription right; authorization to

enable the Company to secure new issues of fixed-

income securities (including convertible or

exchangeable securities) made by companies of the Red

 Electrica Group; authorization to redraft, as the

case may be, Article 5 of the Corporate Bylaws and to

 request, as the case may be, the admission,

continued listing and delisting of the shares on

PROPOSAL #9.1: Authorization for the derivative                 ISSUER            YES             FOR                  FOR

acquisition of treasury stock by the Company or by

the companies of the Red Electrica Group, and for the

 direct delivery of treasury stock to employees and

Executive Directors of the Company and of the

companies of the Red Electrica Group, as compensation

PROPOSAL #9.2: Approval of a Compensation Plan for            ISSUER            YES             FOR                  FOR

members of senior management and the Executive

Directors of the Company and of the companies of the

Red Electrica Group

PROPOSAL #9.3: Revocation of previous authorizations         ISSUER            YES             FOR                  FOR

PROPOSAL #10.1: Approval of the report on the                     ISSUER            YES             FOR                  FOR

compensation policy for the Board of Directors of Red

 Electrica Corporacion, S.A.

PROPOSAL #10.2: Ratification of the resolutions of            ISSUER            YES             FOR                  FOR

the Board of Directors of Red Electrica Corporacion,

S.A., establishing its compensation for 2009

PROPOSAL #11.: Delegation of authority to the Board          ISSUER            YES             FOR                  FOR

of Directors to fully implement the resolutions

adopted at the Shareholders' Meeting

PROPOSAL #12.: Information to the Shareholders'                 ISSUER             NO              N/A                  N/A

Meeting on the 2009 Annual Corporate Governance

Report of Red Electrica Corporacion, S.A.

PROPOSAL #13.: Information to the Shareholders'                 ISSUER             NO              N/A                  N/A

Meeting on the elements contained in the Management

Report relating to Article 116 bis of the Securities

Market Law

PROPOSAL #14.: Information to the Shareholders'                 ISSUER             NO              N/A                  N/A

Meeting on the amendments made to the Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REED ELSEVIER N V

  TICKER:                  N/A                 CUSIP:   N73430113

  MEETING DATE:      1/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2: Appoint Ms. Marike van Lier Lels as a            ISSUER            YES             FOR                  FOR

Member of the Supervisory Board where all details as

laid down in Article 2:158 Paragraph 5, Section 2:

142 paragraph 3 of the Dutch Civil Code are available

 for the general meeting of shareholders

PROPOSAL #3: Approve to partially amend the Articles         ISSUER            YES             FOR                  FOR

of Association of the Company

PROPOSAL #4: Closing                                                                 ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REED ELSEVIER N V

  TICKER:                  N/A                 CUSIP:   N73430113

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2: Receive the annual report of 2009                    ISSUER             NO              N/A                  N/A

PROPOSAL #3: Approve the broad outline of the                     ISSUER             NO              N/A                  N/A

Corporate Governance Structure of the Company and

compliance with the amended Dutch Corporate

Governance Code Corporate Governance statement 2009

PROPOSAL #4: Adopt the 2009 annual financial                       ISSUER            YES             FOR                  FOR

statements

PROPOSAL #5.A: Approve to release the Members from            ISSUER            YES             FOR                  FOR

liability of the Executive Board

PROPOSAL #5.B: Approve to release the Members from            ISSUER            YES             FOR                  FOR

liability of the Supervisory Board

PROPOSAL #6: Declare a dividend at EUR 0.293 over the        ISSUER            YES             FOR                  FOR

 FY 2009

PROPOSAL #7: Appointment of External Auditors                      ISSUER            YES             FOR                  FOR

PROPOSAL #8.A: Re-appoint Robert Polet to the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #8.B: Re-appoint Anthony Habgood to the                ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #8.C: Re-appoint Ben Van Der Veer to the              ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #9.A: Re-appoint Erik Engstrom to the                   ISSUER            YES             FOR                  FOR

Executive Board

PROPOSAL #9.B: Re-appoint Mark Armour to the                       ISSUER            YES             FOR                  FOR

Executive Board

PROPOSAL #10.A: Amend the remuneration policy                      ISSUER            YES             FOR                  FOR

PROPOSAL #10.B: Approve the New Long-term Incentive          ISSUER            YES             FOR                  FOR

Plan: The Growth Plan

PROPOSAL #10.C: Approve the New Long-term Incentive          ISSUER            YES             FOR                  FOR

Plan: The BIP 2010

PROPOSAL #11: Authorize the Executive Board to                   ISSUER            YES             FOR                  FOR

acquire shares in the Company

PROPOSAL #12.A: Approve to designate the Combined              ISSUER            YES             FOR                  FOR

Board as the authorized body to issue shares and to

grant rights to acquire shares in the capital of the

Company

PROPOSAL #12.B: Approve the extension of the Combined        ISSUER            YES             FOR                  FOR

 Board as the authorized body to limit or exclude

pre-emptive rights to the issuance of shares

PROPOSAL #13: Any other business                                            ISSUER             NO              N/A                  N/A

PROPOSAL #14: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REED ELSEVIER NV

  TICKER:                  N/A                 CUSIP:   N73430113

  MEETING DATE:      9/3/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Appoint Mr. Ben Van Der Veer as a                 ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #3.: Approve to partially amend the Articles        ISSUER            YES             FOR                  FOR

 of Association of the Company

PROPOSAL #4.: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REED ELSEVIER P L C

  TICKER:                  N/A                 CUSIP:   G74570121

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the Directors remuneration report      ISSUER            YES             FOR                  FOR

PROPOSAL #3: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-appoint the Auditors                                     ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the Auditors remuneration                    ISSUER            YES             FOR                  FOR

PROPOSAL #6: Election of Anthony Habgood as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #7: Election of Ben van der Veer as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8: Re-elect Erik Engstrom as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-elect Mark Armour as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #10: Re-elect Robert Polet as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #11: Grant authority to allot shares                      ISSUER            YES             FOR                  FOR

PROPOSAL #S.12: Approve the disapplication of pre              ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #S.13: Grant authority to purchase own shares      ISSUER            YES             FOR                  FOR

PROPOSAL #S.14: Approve the notice period for general        ISSUER            YES             FOR                  FOR

 meetings

PROPOSAL #S.15: Approve the Articles of Association           ISSUER            YES             FOR                  FOR

PROPOSAL #16: Approve the Reed Elsevier Growth Plan           ISSUER            YES             FOR                  FOR

PROPOSAL #17: Approve the Reed Elsevier Bonus                     ISSUER            YES             FOR                  FOR

Investment Plan 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RENAULT SA, BOULOGNE BILLANCOURT

  TICKER:                  N/A                 CUSIP:   F77098105

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the consolidated accounts                ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the annual accounts                           ISSUER            YES             FOR                  FOR

PROPOSAL #O.3: Approve to allocate the income for the        ISSUER            YES             FOR                  FOR

 FY as follows: earnings for the financial year: EUR

49,265,514.05, previous retained earnings: EUR

6,301,650,178.90, distributable income: EUR

6,350,915,692.95, dividends: EUR 0.00, retained

earnings: EUR 6,350,915,692.95 as required by law

PROPOSAL #O.4: Approve the Agreements specified in            ISSUER            YES             FOR                  FOR

Article 225-38 of the Code du Commerce Commercial Code

PROPOSAL #O.5: Approve the Auditor's report on the            ISSUER            YES             FOR                  FOR

items serving to determine remuneration for

participating securities

PROPOSAL #O.6: Grant authority to float its own                 ISSUER            YES             FOR                  FOR

shares on the Stock Exchange

PROPOSAL #E.7: Grant authority to cancel shares                 ISSUER            YES             FOR                  FOR

bought back

PROPOSAL #E.8: Amend the Articles of Association                ISSUER            YES             FOR                  FOR

PROPOSAL #O.9: Approve to renew the Director's                   ISSUER            YES             FOR                  FOR

mandate: Carlos GHOSN

PROPOSAL #O.10: Approve Monsieur Carlos Ghosn's                 ISSUER            YES             FOR                  FOR

pension commitments as specified in Article L. 225-

42-1 paragraph 6 of the Code du Commerce

PROPOSAL #O.11: Approve to renew the Director's                 ISSUER            YES             FOR                  FOR

mandate: Marc LADREIT DE LACHARRIERE

PROPOSAL #O.12: Approve to renew the Director's                 ISSUER            YES             FOR                  FOR

mandate: Franck RIBOUD

PROPOSAL #O.13: Approve to renew the Director's                 ISSUER            YES             FOR                  FOR

mandate: Hiroto SAIKAWA

PROPOSAL #O.14: Appointment of Alexis KOHLER as a              ISSUER            YES             FOR                  FOR

Director representing the State

PROPOSAL #O.15: Appointment of Luc ROUSSEAU as a                ISSUER            YES             FOR                  FOR

Director representing the State

PROPOSAL #O.16: Appointment of Monsieur Bernard                 ISSUER            YES             FOR                  FOR

DELPIT as a Director

PROPOSAL #O.17: Appointment of Pascale SOURISSE as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #O.18: Powers for formalities                                  ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RENEWABLE ENERGY CORPORATION AS, HOVIK

  TICKER:                  N/A                 CUSIP:   R7199U100

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting by the Chairman          ISSUER            YES             FOR                  FOR

of the Board and registration of attending

PROPOSAL #2: Election of Chairman of the meeting and         ISSUER            YES             FOR                  FOR

not less than 1 person to co-sign the

PROPOSAL #3: Approve the notice of the meeting and            ISSUER            YES             FOR                  FOR

agenda

PROPOSAL #4: Approve to change the Articles of                   ISSUER            YES             FOR                  FOR

Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RENEWABLE ENERGY CORPORATION AS, HOVIK

  TICKER:                  N/A                 CUSIP:   R7199U100

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting by the Chairman          ISSUER            YES             FOR                  FOR

of the Board and the registration of attending

shareholders and the proxies

PROPOSAL #2: Election of Chairman of the meeting and         ISSUER            YES             FOR                  FOR

at least one person to sign the

PROPOSAL #3: Approve the notice and the agenda for            ISSUER            YES             FOR                  FOR

the meeting

PROPOSAL #4: Approve the rights issue                                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RENEWABLE ENERGY CORPORATION AS, HOVIK

  TICKER:                  N/A                 CUSIP:   R7199U100

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting by the Chairman         ISSUER             NO              N/A                  N/A

of the Board and registration of attending

PROPOSAL #2.: Election of Thomas Aanmoen as a                     ISSUER             NO              N/A                  N/A

Chairman of the meeting and Reidar Lund is elected to

 co-sign the minutes

PROPOSAL #3.: Approve the notice of the meeting and          ISSUER            YES             FOR                  FOR

the agenda

PROPOSAL #4.: Approve the remuneration for the period        ISSUER            YES             FOR                  FOR

 from 19 MAY 2009 to 19 MAY 2010 for the Chairman of

the Board, Board members, members of Board committees

 and members of the Nomination Committee is (all

amounts in NOK) as specified

PROPOSAL #5.: Approve the Auditor's remuneration                ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Approve the annual financial statements        ISSUER            YES             FOR                  FOR

 and the Directors' report for 2009, the net loss for

 the year of NOK 956 million is covered by transfer

from other equity, dividends will not be paid for the

 FY

PROPOSAL #7.: Approve that, the general meeting                 ISSUER            YES             FOR                  FOR

supports the statement of the Board regarding

compensation to leading employees; the general

meeting adopts the statement of the Board regarding

the Stock Option Program

PROPOSAL #8.: Approve the changes to Sections 9, 10 &        ISSUER            YES         AGAINST           AGAINST

 12 to the Company's Articles of Association, as

specified

PROPOSAL #9.: Authorize the Board to increase the              ISSUER            YES             FOR                  FOR

share capital by up to NOK 100,000,000 through issue

of up to 100,000,000 shares in one or more share

issues; the authorization may be used for carrying

out investments and acquisitions in line with the

Company's strategy, including in the form of mergers

and through consideration in kind, and for providing

the Company with financial flexibility; the

subscription price and subscription terms shall be

decided by the Board in connection with each share

issue, taking into consideration the Company's

requirements and the shares' market value at the

relevant time, Shares may be issued for contribution

in form of cash or by transfer of other assets

(contribution in kind); existing shareholder's pre-

emptive rights to subscribe for shares may be waived

by the Board upon exercise of the authorization;

[Authority expires at the AGM in 2011], but in any

event not later than 15 months from the date of this

general meeting; to make necessary changes to the

Articles of Association upon exercise of this

authorization; this authorization replaces the

authorization granted 05 JUN 2009 to increase the

share capital by up to NOK 60,000,000 through issue

of up to 60,000,000 shares, of which issue of up to

40,490,042 shares has not been used

PROPOSAL #10.: Authorize the Board to acquire shares         ISSUER            YES             FOR                  FOR

in Renewable Energy Corporation ASA on behalf of the

Company for one or more of the following purposes: in

 order to maximize return for the shareholders;

fulfillment of the Company's obligations under the

Share Purchase Program for the employees; in

connection with the Long Term Incentive Plan of the

Company (LTIP 2007); in connection with the Company's

 Option Program; the authorization covers purchase(s)

 of up to 10% of the face value of the share capital

of the Company, cf. the Act Section 9-2 and 9-3,

shares may be acquired at minimum NOK 1 per share and

 maximum NOK 250 per share, the shares shall be

acquired through ordinary purchase on the Stock

Exchange, the Board's authorization is valid until

the AGM in 2011 or until it is revoked by a general

meeting resolution passed with simple majority, but

in any case not later than 15 months from the date of

 this general meeting, the decision shall be notified

 to and registered by the Norwegian Register of

Business Enterprises prior to acquiring any shares

PROPOSAL #11.: Authorize the Board to resolve to                ISSUER            YES             FOR                  FOR

raise one or more convertible loans or loans with

warrants, of the Act Section 11-1; the authorization

may be used for carrying out investments and

acquisitions in line with the Company's strategy and

for providing the Company with financial flexibility,

 the sum of loans shall not exceed a total principal

amount of NOK 10,000,000,000, the share capital

increase shall not exceed NOK 100,000,000 through

issue of a maximum of 100,000,000 shares, the

conditions for the loans shall be determined by the

Board at each subscription with regard to the needs

of the Company and the market value of the shares at

that time; [Authority expires at the AGM in 2011 but

in any event not later than 15 months from the date

of this General Meeting, the Board is also granted

the authorization to make necessary changes to the

Articles of Association in relation to conversion of

loans issued in accordance with the authorization

PROPOSAL #12.: Election of Messrs. Dag J. Opedal,              ISSUER            YES             FOR                  FOR

Tore Schiotz, Roar Engeland, Susanne Elise Munch

Thore, Hilde Myrberg, Odd Christopher Hansen, Bernt

Reitan and Helene Bergquist as members to the Board

of Directors

PROPOSAL #13.: Re-elect Rune Selmar as a member of            ISSUER            YES             FOR                  FOR

the Nomination Committee and Torkild Nordberg as the

Chairman

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REPSOL YPF SA

  TICKER:                  N/A                 CUSIP:   E8471S130

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the annual accounts and                   ISSUER            YES             FOR                  FOR

management report of Repsol ypf and consolidated

group of 2009

PROPOSAL #1.2: Approve the Management Board Member of        ISSUER            YES             FOR                  FOR

 2009

PROPOSAL #2.1: Approve to modify the Article 9                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Approve to modify the Article 12 BIS           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Approve to modify the Article 22                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Approve to modify the Article 3,                 ISSUER            YES             FOR                  FOR

Section 3.5

PROPOSAL #3.2: Approve to modify the Article 9,                 ISSUER            YES             FOR                  FOR

Section 9.2

PROPOSAL #4.1: Re-election of Ms. Paulina Beato                 ISSUER            YES             FOR                  FOR

Blanco as a Board Member

PROPOSAL #4.2: Re-election of Mr. Artur Carulla Font         ISSUER            YES             FOR                  FOR

as a Board Member

PROPOSAL #4.3: Re-election of Mr. Javier Echenique            ISSUER            YES             FOR                  FOR

Landiribar as a Board Member

PROPOSAL #4.4: Re-election of Pemex Internacional              ISSUER            YES             FOR                  FOR

Espana, Sociedad Anonima as a Board Member

PROPOSAL #4.5: Appointment, ratify and re-election of        ISSUER            YES             FOR                  FOR

 Mr. Henri Philippe Reichstul as a

PROPOSAL #5: Appointment of the Auditors                              ISSUER            YES             FOR                  FOR

PROPOSAL #6: Authorize to purchase own shares                      ISSUER            YES             FOR                  FOR

PROPOSAL #7: Approve the delegation, in the Board              ISSUER            YES             FOR                  FOR

Member, the faculty to increase the social capital

PROPOSAL #8: Approve the delegation of powers                      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RESOLUTION LIMITED, ST. PETER PORT

  TICKER:                  N/A                 CUSIP:   G7521S106

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Directors' report and                   ISSUER            YES             FOR                  FOR

accounts for the FYE 31 DEC 2009 together with the

report of the Auditors

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report for the FYE 31 DEC 2009

PROPOSAL #3: Re-appointment of Ernst & Young LLP as          ISSUER            YES             FOR                  FOR

the Auditors of the Company until the conclusion of

the next AGM of the Company

PROPOSAL #4: Authorize the Board to determine the              ISSUER            YES             FOR                  FOR

remuneration of the Auditors for 2010

PROPOSAL #5: Election of Jacques Aigrain, as a                   ISSUER            YES             FOR                  FOR

Director of the Company in accordance with Article

18.2 of the Articles

PROPOSAL #6: Election of Gerardo Arostegui, as a                ISSUER            YES             FOR                  FOR

Director of the Company in accordance with Article

18.2 of the Articles

PROPOSAL #7: Election of Mel Carvill, as a Director          ISSUER            YES             FOR                  FOR

of the Company in accordance with Article 18.2 of the

 Articles

PROPOSAL #8: Election of Gerhard Roggemann, as a                ISSUER            YES             FOR                  FOR

Director of the Company in accordance with Article

18.2 of the Articles

PROPOSAL #9: Re-election of Michael Biggs, who                   ISSUER            YES             FOR                  FOR

retires by rotation at this AGM

PROPOSAL #10: Re-election of Peter Niven, who retires        ISSUER            YES             FOR                  FOR

 by rotation at this AGM

PROPOSAL #11: Approve the election of David Allvey as        ISSUER            YES             FOR                  FOR

 a Director of Friends Provident Holdings (UK) Limited

PROPOSAL #12: Approve the election of Evelyn Bourke          ISSUER            YES             FOR                  FOR

as a Director of Friends Provident Holdings (UK)

PROPOSAL #13: Approve the election of Clive Cowdery          ISSUER            YES             FOR                  FOR

as a Director of Friends Provident Holdings (UK)

PROPOSAL #14: Approve the election of Nicholas Lyons         ISSUER            YES             FOR                  FOR

as a Director of Friends Provident Holdings (UK)

Limited

PROPOSAL #15: Approve the election of Trevor Matthews        ISSUER            YES             FOR                  FOR

 as a Director of Friends Provident Holdings (UK)

Limited

PROPOSAL #16: Approve the election of Robin Phipps as        ISSUER            YES             FOR                  FOR

 a Director of Friends Provident Holdings (UK) Limited

PROPOSAL #17: Approve the election of Gerhard                     ISSUER            YES             FOR                  FOR

Roggemann as a Director of Friends Provident Holdings

 (UK) Limited

PROPOSAL #18: Approve the election of Derek Ross as a        ISSUER            YES             FOR                  FOR

 Director of Friends Provident Holdings (UK) Limited

PROPOSAL #19: Approve the election of John Tiner as a        ISSUER            YES             FOR                  FOR

 Director of Friends Provident Holdings (UK) Limited

PROPOSAL #20: Approve the election of Sir Malcolm              ISSUER            YES             FOR                  FOR

Williamson as a Director of Friends Provident

Holdings (UK) Limited

PROPOSAL #21: Declare a final dividend of 2.72p per          ISSUER            YES             FOR                  FOR

share on the ordinary shares of the Company

PROPOSAL #22: Authorize the Board, conditional upon          ISSUER            YES             FOR                  FOR

Resolution 23 being passed, to issue shares in the

Company, and to grant rights to subscribe for or

convert any security into shares in the Company, in

accordance with Article 4.3 of the New Articles: up

to a number of 804,150,381 shares in the Company

(such number to be reduced by the number of shares

issued or granted under this resolution in excess of

an equivalent number); and up to a number of

1,608,300,763 shares in the Company (such number to

be reduced by any issues or grants made under this

resolution) solely in connection with an offer by way

 of a rights issue: i) to ordinary shareholders in

proportion (as nearly as may be practicable) to their

 existing holdings; and ii) to holders of other

shares or securities, as required by the rights of

those securities or as the Board otherwise considers

necessary, and so that the Board may impose any

limits or restrictions and make any arrangements

which it considers necessary or appropriate to deal

with treasury shares, fractional entitlements, legal,

 regulatory or practical problems in, or under the

laws of, any territory or any other matter; Authority

 expires the earlier at the end of next year's AGM or

 15 months after the date of this resolution]; and

the Company may make offers and enter into agreements

 which would, or might, require shares to be issued

or rights to subscribe for or convert securities into

 shares to be granted after the authority ends and

the Board may issue shares or grant rights to

subscribe for or convert securities into shares under

 any such offer or agreement as if the authority had

PROPOSAL #S.23: Adopt the Articles of Incorporation          ISSUER            YES             FOR                  FOR

(the New Articles) as specified, as the Articles of

Incorporation of the Company in substitution for, and

 to the exclusion of, the existing Articles of

Incorporation (the Articles)

PROPOSAL #S.24: Authorize the Board to dis-apply the         ISSUER            YES             FOR                  FOR

right of shareholders to receive a pre-emptive offer

pursuant to Article 4.13 of the Articles (or, if

Resolution 23 is passed, Article 4.12 of the New

Articles), this power shall be limited to the issue

of up to a number of ordinary shares equal to 5% of

the issued ordinary shares of the Company (as at the

date of this notice of meeting) and [Authority

expires the earlier at the end of the AGM of the

Company held in 2011 or 15 months after the date of

this resolution]; and the Company may make offers,

and enter into agreements, which would, or might,

require ordinary shares to be issued (and treasury

shares to be sold) after the power given to the Board

 pursuant to this resolution ends and the Board may

issue ordinary shares (and sell treasury shares)

under any such offer or agreement as if the power had

PROPOSAL #S.25: Authorize the Company, conditional            ISSUER            YES             FOR                  FOR

upon the ordinary shares of the Company remaining

trading on the main market of the London Stock

Exchange, in accordance with the Companies (Guernsey)

 Law, 2008, as amended (the Law) to make market

acquisitions (as defined in the Law) of ordinary

shares (for cancellation or holding in treasury)

provided that unless a tender offer is made to all

holders of ordinary shares: a) the maximum number of

ordinary shares authorized to be acquired is

241,245,114 ordinary shares (equal to 10% of the

ordinary shares in issue at the date of this notice);

 b) the minimum price which may be paid for an

ordinary share is GBP 0.01 per ordinary share; and c)

 the maximum price which may be paid for an ordinary

share is not more than the higher of: i) 5% above the

 average market value of the Company's ordinary

shares for the 5 business days prior to the day the

purchase is made; and ii) the higher of the price of

the last independent trade and the highest current

independent bid on the trading venue where the

purchase is carried out [Authority expires the

earlier at the end of the AGM of the Company held in

2011 or 15 months after the date of this resolution]

PROPOSAL #S.26: Authorize the Directors of the                   ISSUER            YES             FOR                  FOR

Company, subject to Resolution 23 is passed, in

accordance with Article 34.16 of the new Articles, to

 make and implement an offer to the ordinary

shareholders of the Company (excluding any member of

the Company holding shares as treasury shares), to

the extent and in the manner determined by the

Directors of the Company, to elect to receive new,

fully paid, ordinary shares in the Company instead of

 cash in respect of the whole (or part, if determined

 by the Directors of the Company) of any interim or

final dividend declared and/or paid by the Company on

 or before 18 MAY 2015, including the final dividend

proposed in Resolution 21; and b) for the purposes of

 any offer made pursuant to paragraph (a) of this

Resolution 26, to capitalize such amount standing to

the credit of any of the Company's reserves or funds

available for capitalization (including the retained

earnings account) as may be necessary and are further

 authorized to apply the same in paying up and

issuing new ordinary shares in the Company to the

ordinary shareholders who have validly accepted such

an offer in accordance with their respective

entitlements, which ordinary shares shall be issued

in accordance with Article 34.16.6

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REXAM PLC

  TICKER:                  N/A                 CUSIP:   G1274K113

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Annual Report for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #2: Approve the Remuneration Report                       ISSUER            YES             FOR                  FOR

PROPOSAL #3: Declare the 2009 final dividend on the          ISSUER            YES             FOR                  FOR

ordinary shares

PROPOSAL #4: Re-elect Peter Ellwood as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Graham Chipchase as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect David Robbie as a Director                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Re-elect Carl Symon as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-elect Noreen Doyle as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-elect John Langston as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #10: Re-elect Wolfgang Meusburger as Director      ISSUER            YES             FOR                  FOR

PROPOSAL #11: Re-elect Jean-Pierre Rodier as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #12: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as Auditors and authorize the Directors to determine

PwCs remuneration

PROPOSAL #13: Authorize the Directors to allot shares        ISSUER            YES             FOR                  FOR

PROPOSAL #S.14: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

equity securities for cash

PROPOSAL #S.15: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases of its own ordinary shares

PROPOSAL #S.16: Grant authority to call a general              ISSUER            YES             FOR                  FOR

meeting on not less than 14 clear days notice

PROPOSAL #S.17: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RIO TINTO PLC

  TICKER:                  N/A                 CUSIP:   G75754104

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Company's financial                       ISSUER            YES             FOR                  FOR

statements and the report of the Directors and

Auditors for the YE 31 DEC 2009

PROPOSAL #2: Recieve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009 as set out in the 2009 annual report

PROPOSAL #3: Election of Robert Brown as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of Ann Godbehere as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of Sam Walsh as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-election of Guy Elliott as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Michael Fitzpatrick as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8: Re-elect Lord Kerr as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-appointment of PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 LLP as Auditors of the Company to hold office until

the conclusion of the next AGM at which accounts are

laid before the Company and to authorize the Audit

Committee to determine the Auditors' remuneration

PROPOSAL #10: Authorize the Directors pursuant to and        ISSUER            YES             FOR                  FOR

 in accordance with Section 551 of the Companies Act

2006  the 2006 Act  to exercise all the powers of the

 Company to allot shares or grant rights to subscribe

 for or convert any securities into shares: i) up to

an aggregate nominal amount of GBP 50,321,000; ii)

comprising equity securities  as specified in the

2006 Act  up to a further nominal amount of GBP

50,321,000 in connection with an offer by way of a

rights issue; such authorities to apply in

substitution for all previous authorities pursuant to

 Section 80 of the Companies Act 1985 and to expire

on the later of 15 APR 2011 and the date of the 2011

AGM but, in each case, so that the Company may make

offers and enter into agreements during this period

which would, or might, require shares to be allotted

or rights to subscribe for or to CONTD..

PROPOSAL #11: Authorize the Directors, subject to the        ISSUER            YES             FOR                  FOR

 passing of Resolution 10 above, to allot equity

securities  as specified in the 2006 Act  wholly for

cash: i) pursuant to the authority given by Paragraph

 (i) of Resolution 10 above or where the allotment

constitutes an allotment of equity securities by

virtue of Section 560(3) of the 2006 Act in each

case: a) in connection with a pre-emptive offer; and

b) otherwise than in connection with a pre-emptive

offer, up to an aggregate nominal amount of GBP

9,803,000; and ii) pursuant to the authority given by

 Paragraph (ii) of Resolution 10 above in connection

with a rights issue, as if Section 561(1) of the 2006

 Act did not apply to any such allotment; such

authority shall expire on the later of 15 APR 2011

and the date of the 2011 AGM, but so that the Company

 may make offers and enter into CONTD..

PROPOSAL #12: Authorize: (a) the Company, Rio Tinto          ISSUER            YES             FOR                  FOR

Limited and any subsidiaries of Rio Tinto Limited, to

 purchase ordinary shares of 10p each issued by the

Company RTP Ordinary Shares , such purchases to be

made in the case of the Company by way of market

purchase  as specified in Section 693 of the 2006 Act

 , provided that this authority shall be limited: i)

so as to expire on the later of 15 APR 2011 and the

date of the 2011 AGM, unless such authority is

renewed prior to that time  except in relation to the

 purchase of RTP ordinary shares, the contract for

which was concluded before the expiry of such

authority and which might be executed wholly or

partly after such expiry ; ii) so that the number of

RTP ordinary shares which may be purchased pursuant

to this authority shall not exceed 152,488,000; iii)

so that the maximum price payable CONTD.

PROPOSAL #13: Approve the general meeting other than         ISSUER            YES             FOR                  FOR

an AGM may be called on not less than 14 clear days

notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROCHE HOLDING LTD

  TICKER:                  N/A                 CUSIP:   H69293217

  MEETING DATE:      3/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the annual report,                ISSUER             NO              N/A                  N/A

annual financial statement and the Group's annual

financial statement for 2009, as well as the

compensation report

PROPOSAL #2.: Resolution on the discharge of the                ISSUER             NO              N/A                  N/A

Members of the Administrative Board

PROPOSAL #3.: Resolution on the appropriation of the         ISSUER             NO              N/A                  N/A

net profit of Roche Holdings AG

PROPOSAL #4.: Election to the Administrative Board             ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Election of the Financial Auditor                  ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROLLS-ROYCE GROUP PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G7630U109

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Directors's report and                 ISSUER            YES             FOR                  FOR

financial statements for the YE 31 DEC 2009

PROPOSAL #2: Approve the Director's remuneration                ISSUER            YES             FOR                  FOR

report for the YE DEC 31 2009

PROPOSAL #3: Re-elect Peter Byrom as a Director of            ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #4: Re-elect Professor Peter Gregson as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5: Re-elect Helen Alexander as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #6: Re-elect Dr. John McAdam as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #7: Re-elect Andrew Shilston as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #8: Re-appoint the Auditors and to authorize        ISSUER            YES             FOR                  FOR

 the Directors to agree their remuneration

PROPOSAL #9: Authorize the allotment and issue of              ISSUER            YES             FOR                  FOR

Company Shares

PROPOSAL #10: Authorize political donations and                 ISSUER            YES             FOR                  FOR

political expenditure

PROPOSAL #S.11: Approve to accept new Articles of              ISSUER            YES             FOR                  FOR

Association

PROPOSAL #S.12: Authorize the Directors to call                 ISSUER            YES             FOR                  FOR

general meetings on not less than 14 clear day's

PROPOSAL #S.13: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

shares

PROPOSAL #S.14: Approve to display pre-emption rights        ISSUER            YES             FOR                  FOR

PROPOSAL #S.15: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own Ordinary Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL & SUN ALLIANCE INS GROUP PLC

  TICKER:                  N/A                 CUSIP:   G7705H116

  MEETING DATE:      5/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the 2009 annual report and accounts      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-elect George Culmer                                       ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-elect Simon Lee                                              ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Noel Harwerth                                       ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Malcolm Le May                                     ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Edward Lea                                            ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-elect John Maxwell                                         ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-appoint Deloitte LLP as the Auditors         ISSUER            YES             FOR                  FOR

PROPOSAL #10: Approve to determine the Auditors                 ISSUER            YES             FOR                  FOR

remuneration

PROPOSAL #11: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #S.12: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #S.13: Approve the notice period for general        ISSUER            YES             FOR                  FOR

 meetings

PROPOSAL #14: Grant authority for the Group to make          ISSUER            YES             FOR                  FOR

donations to political parties independent election

candidates and political organisations and to incur

political expenditure

PROPOSAL #15: Approve to permit the Directors to                ISSUER            YES             FOR                  FOR

allot further shares

PROPOSAL #S.16: Approve to relax the restrictions              ISSUER            YES             FOR                  FOR

which normally apply when ordinary shares are issued

for cash

PROPOSAL #S.17: Authorize the Company to buy back up         ISSUER            YES             FOR                  FOR

to 10% of issued ordinary shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL BANK OF SCOTLAND GROUP PLC, EDINBURGH

  TICKER:                  N/A                 CUSIP:   G76891111

  MEETING DATE:      12/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the accession to the Asset                ISSUER            YES             FOR                  FOR

Protection Scheme and the issue of B Shares and a

Dividend Access Share

PROPOSAL #2.: Authorize the allotment of the B                   ISSUER            YES             FOR                  FOR

Shares, Dividend Access Share and Ordinary Shares

PROPOSAL #3.: Grant authority for the capitalization         ISSUER            YES             FOR                  FOR

of reserves and the consolidation and division of

share capital and/or sub-division of shares

PROPOSAL #4.: Approve and adopt the rules of the RBS         ISSUER            YES             FOR                  FOR

2010 Deferral Plan

PROPOSAL #5.: Approve the removal of the authorized          ISSUER            YES             FOR                  FOR

share capital and other amendments to the Articles of

 Association

PROPOSAL #6.: Approve to disapply pre-emption rights         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL BK SCOTLAND GROUP PLC

  TICKER:                  N/A                 CUSIP:   G76891111

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and approve the accounts for the        ISSUER            YES             FOR                  FOR

 FYE 31 DEC 2009 and the reports of the Directors and

 the Auditors thereon

PROPOSAL #2: Approve the remuneration report                       ISSUER            YES             FOR                  FOR

contained within the report and accounts for the FYE

PROPOSAL #3: Election of Sir Sandy Crombie as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Election of Bruce Van Saun as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of Philip Scott as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #6: Election of Penny Hughes as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #7: Election of Brendan Nelson as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-election of Joe Machale a'S a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-election of Philip Hampton as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #10: Re-appoint  Deloitte LLP as the Auditors      ISSUER            YES             FOR                  FOR

PROPOSAL #11: Authorize the Audit Committee to fix            ISSUER            YES             FOR                  FOR

the remuneration of the Auditors

PROPOSAL #12: Approve to renew the Directors                       ISSUER            YES             FOR                  FOR

authority to allot ordinary shares

PROPOSAL #S.13: Approve to renew the Directors                   ISSUER            YES             FOR                  FOR

authority to allot shares on a non-pre-emptive basis

PROPOSAL #14: Approve the consolidation and sub-                ISSUER            YES             FOR                  FOR

division of shares

PROPOSAL #S.15: Approve to permit the holding of                ISSUER            YES             FOR                  FOR

general meetings at 14 days notice

PROPOSAL #16: Approve the RBS 2010 Long Term                       ISSUER            YES             FOR                  FOR

Incentive Plan

PROPOSAL #17: Approve to renew the Employee Share              ISSUER            YES             FOR                  FOR

Ownership Plan

PROPOSAL #S.18: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #19: Grant authority for the political                 ISSUER            YES             FOR                  FOR

donations and expenditure by the Company in terms of

Section 366 of the Companies Act 2006

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL BK SCOTLAND GROUP PLC

  TICKER:                  N/A                 CUSIP:   G76891111

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Terms of the Conditional          ISSUER            YES             FOR                  FOR

Repurchase Agreement and the Argon Conditional

Repurchase Agreement

PROPOSAL #S.2: Amend Articles of Association                       ISSUER            YES             FOR                  FOR

PROPOSAL #S.3: Amend Articles of Association                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL DUTCH SHELL PLC

  TICKER:                  N/A                 CUSIP:   G7690A100

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's annual accounts          ISSUER            YES             FOR                  FOR

for the FYE 31 DEC 2009, together with the Directors'

 report and the Auditors' report on those accounts

PROPOSAL #2.: Approve the remuneration report for the        ISSUER            YES             FOR                  FOR

 YE 31 DEC 2009, set out in the annual report and

accounts 2009 and summarized in the annual review and

 Summary financial Statements 2009

PROPOSAL #3.: Appointment of Charles O. Holliday as a        ISSUER            YES             FOR                  FOR

 Director of the Company with effect from 01 SEP 2010

PROPOSAL #4.: Re-appointment of Josef Ackermann as a         ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #5.: Re-appointment of Malcolm Brinded as a         ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #6.: Re-appointment Simon Henry as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #7.: Re-appointment Lord Kerr of Kinlochard         ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #8.: Re-appointment Wim Kok as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #9.: Re-appointment of Nick Land as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #10.: Re-appointment of Christine Morin-               ISSUER            YES             FOR                  FOR

Postel as a Director of the Company

PROPOSAL #11.: Re-appointment of Jorma Ollila as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #12.: Re-appointment of Jeroen van der Veer         ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #13.: Re-appointment of Peter Voser as a              ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #14.: Re-appointment of Hans Wijers as a              ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #15.: Re-appointment of                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers LLP as the Auditors of the

Company

PROPOSAL #16.: Authorize the Board to settle the                ISSUER            YES             FOR                  FOR

remuneration of the Auditors for 2010

PROPOSAL #17.: Authorize the Board, in substitution          ISSUER            YES             FOR                  FOR

for all subsisting authorities, to allot shares in

the Company and to grant rights to subscribe for or

convert any security into shares in the Company up to

 a nominal amount of EUR 145 million; [Authority

expires at the earlier of the end of next year's AGM

or the close of business on 18 AUG 2011]; but, in

each case, during this period the Company may make

offers and enter into agreements which would, or

might, require shares to be allotted or rights to

subscribe for or convert securities into shares to be

 granted after the authority ends and the Board may

allot shares or grant rights to subscribe for or

convert securities into shares under any such offer

or agreement as if the authority had not ended

PROPOSAL #S.18: Authorize the Board, that if                       ISSUER            YES             FOR                  FOR

Resolution 17 is passed, to allot equity securities

(as defined in the Companies Act 2006) for cash under

 the authority given by that resolution and/or to

sell ordinary shares held by the Company as treasury

shares for cash as if Section 561 of the Companies

Act 2006 did not apply to any such allotment or sale,

 such power to be limited: (A) to the allotment of

equity securities and sale of treasury shares for

cash in connection with an offer of, or invitation to

 apply for, equity securities: (i) to ordinary

shareholders in proportion (as nearly as may be

practicable) to their existing holdings; and (ii) to

holders of other equity securities, as required by

the rights of those securities or, as the Board

otherwise considers necessary, and so that the Board

may impose any limits or restrictions and make any

arrangements which it considers necessary or

appropriate to deal with treasury shares, fractional

entitlements, record dates, or legal or practical

problems arising in any overseas territory, the

requirements of any regulatory body or stock exchange

 or any other matter whatsoever; and (B) in the case

of the authority granted under Resolution 17 and/or

in the case of any sale of treasury shares for cash,

to the allotment (otherwise than under paragraph (A)

above) of equity securities or sale of treasury

shares up to a nominal amount of EUR 21 million;

[Authority expires at the earlier of the end of next

year's AGM or the close of business on 18 AUG 2011];

but, in each case, during this period the Company may

 make offers and enter into agreements which would,

or might, require equity securities to be allotted

(and treasury shares to be sold) after the power

ends, and the Board may allot equity securities (and

sell treasury shares) under any such offer or

PROPOSAL #S.19: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006 to

make one or more market purchases (as defined in

Section 693(4) of the Companies Act 2006) of its

ordinary shares of EUR 0.07 each (Ordinary Shares),

such power to be limited: (A) to a maximum number of

624 million Ordinary Shares; (B) by the condition

that the minimum price which may be paid for an

Ordinary Share is EUR 0.07 and the maximum price

which may be paid for an Ordinary Share is the higher

 of: (i) an amount equal to 5% above the average

market value of an Ordinary Share for the five

business days immediately preceding the day on which

that Ordinary Share is contracted to be purchased;

and (ii) the higher of the price of the last

independent trade and the highest current independent

 bid on the trading venues where the purchase is

carried out, in each case, exclusive of expenses;

[Authority expires at the earlier of the end of next

year's AGM or the close of business on 18 AUG 2011];

but in each case so that the Company may enter into a

 contract to purchase Ordinary Shares which will or

may be completed or executed wholly or partly after

the power ends and the Company may purchase Ordinary

Shares pursuant to any such contract as if the power

PROPOSAL #20.: Authorize the Directors, pursuant                ISSUER            YES             FOR                  FOR

Article 129 of the Company's Articles of Association,

 to offer ordinary shareholders (excluding any

shareholder holding shares as treasury shares) the

right to choose to receive extra ordinary shares,

credited as fully paid up, instead of some or all of

any cash dividend or dividends which may be declared

or paid at any time after the date of the passing of

this resolution and prior to or on 18 MAY 2015

PROPOSAL #21.: Authorize the Company, in accordance          ISSUER            YES             FOR                  FOR

with Section 366 of the Companies Act 2006 and in

substitution for any previous authorities given to

the Company (and its subsidiaries), (and all

companies that are subsidiaries of the Company at any

 time during the period for which this resolution has

 effect) to: (A) make political donations to

political organisations other than political parties

not exceeding GBP 200,000 in total per annum; and (B)

 incur political expenditure not exceeding GBP

200,000 in total per annum; [Authority expires at the

 earlier of beginning with the date of the passing of

 this resolution and ending on 30 JUN 2011 or at the

conclusion of the next AGM of the Company]; in this

resolution, the terms political donation, political

parties, political organisation and political

expenditure have the meanings given to them by

Sections 363 to 365 of the Companies Act 2006

PROPOSAL #S.22: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and adopt the Articles of Association of

 the Company produced to the meeting and as

specified, in substitution for, and to the exclusion

of, the existing Articles of Association

PROPOSAL #S.23: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         ABSTAIN           AGAINST

 SHAREHOLDER PROPOSAL: Approve in order to address

our concerns for the long term success of the Company

 arising from the risks associated with oil sands, we

 as shareholders of the Company direct that the Audit

 Committee or a Risk Committee of the Board

commissions and reviews a report setting out the

assumptions made by the Company in deciding to

proceed with oil sands projects regarding future

carbon prices, oil price volatility, demand for oil,

anticipated regulation of greenhouse gas emissions

and legal and reputational risks arising from local

environmental damage and impairment of traditional

livelihoods the findings of the report and review

should be reported to investors in the Business

Review section of the Company's Annual Report

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL DUTCH SHELL PLC

  TICKER:                  N/A                 CUSIP:   G7690A118

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's annual accounts          ISSUER            YES             FOR                  FOR

for the FYE 31 DEC 2009, together with the Directors'

 report and the Auditors' report on those accounts

PROPOSAL #2.: Approve the remuneration report for the        ISSUER            YES             FOR                  FOR

 YE 31 DEC 2009, set out in the annual report and

accounts 2009 and summarized in the annual review and

 Summary financial Statements 2009

PROPOSAL #3.: Appointment of Charles O. Holliday as a        ISSUER            YES             FOR                  FOR

 Director of the Company with effect from 01 SEP 2010

PROPOSAL #4.: Re-appointment of Josef Ackermann as a         ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #5.: Re-appointment of Malcolm Brinded as a         ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #6.: Re-appointment Simon Henry as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #7.: Re-appointment Lord Kerr of Kinlochard         ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #8.: Re-appointment Wim Kok as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #9.: Re-appointment of Nick Land as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #10.: Re-appointment of Christine Morin-               ISSUER            YES             FOR                  FOR

Postel as a Director of the Company

PROPOSAL #11.: Re-appointment of Jorma Ollila as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #12.: Re-appointment of Jeroen van der Veer         ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #13.: Re-appointment of Peter Voser as a              ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #14.: Re-appointment of Hans Wijers as a              ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #15.: Re-appointment of                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers LLP as the Auditors of the

Company

PROPOSAL #16.: Authorize the Board to settle the                ISSUER            YES             FOR                  FOR

remuneration of the Auditors for 2010

PROPOSAL #17.: Authorize the Board, in substitution          ISSUER            YES             FOR                  FOR

for all subsisting authorities, to allot shares in

the Company and to grant rights to subscribe for or

convert any security into shares in the Company up to

 a nominal amount of EUR 145 million; [Authority

expires at the earlier of the end of next year's AGM

or the close of business on 18 AUG 2011]; but, in

each case, during this period the Company may make

offers and enter into agreements which would, or

might, require shares to be allotted or rights to

subscribe for or convert securities into shares to be

 granted after the authority ends and the Board may

allot shares or grant rights to subscribe for or

convert securities into shares under any such offer

or agreement as if the authority had not ended

PROPOSAL #S.18: Authorize the Board, that if                       ISSUER            YES             FOR                  FOR

Resolution 17 is passed, to allot equity securities

(as defined in the Companies Act 2006) for cash under

 the authority given by that resolution and/or to

sell ordinary shares held by the Company as treasury

shares for cash as if Section 561 of the Companies

Act 2006 did not apply to any such allotment or sale,

 such power to be limited: (A) to the allotment of

equity securities and sale of treasury shares for

cash in connection with an offer of, or invitation to

 apply for, equity securities: (i) to ordinary

shareholders in proportion (as nearly as may be

practicable) to their existing holdings; and (ii) to

holders of other equity securities, as required by

the rights of those securities or, as the Board

otherwise considers necessary, and so that the Board

may impose any limits or restrictions and make any

arrangements which it considers necessary or

appropriate to deal with treasury shares, fractional

entitlements, record dates, or legal or practical

problems arising in any overseas territory, the

requirements of any regulatory body or stock exchange

 or any other matter whatsoever; and (B) in the case

of the authority granted under Resolution 17 and/or

in the case of any sale of treasury shares for cash,

to the allotment (otherwise than under paragraph (A)

above) of equity securities or sale of treasury

shares up to a nominal amount of EUR 21 million;

[Authority expires at the earlier of the end of next

year's AGM or the close of business on 18 AUG 2011];

but, in each case, during this period the Company may

 make offers and enter into agreements which would,

or might, require equity securities to be allotted

(and treasury shares to be sold) after the power

ends, and the Board may allot equity securities (and

sell treasury shares) under any such offer or

PROPOSAL #S.19: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006 to

make one or more market purchases (as defined in

Section 693(4) of the Companies Act 2006) of its

ordinary shares of EUR 0.07 each (Ordinary Shares),

such power to be limited: (A) to a maximum number of

624 million Ordinary Shares; (B) by the condition

that the minimum price which may be paid for an

Ordinary Share is EUR 0.07 and the maximum price

which may be paid for an Ordinary Share is the higher

 of: (i) an amount equal to 5% above the average

market value of an Ordinary Share for the five

business days immediately preceding the day on which

that Ordinary Share is contracted to be purchased;

and (ii) the higher of the price of the last

independent trade and the highest current independent

 bid on the trading venues where the purchase is

carried out, in each case, exclusive of expenses;

[Authority expires at the earlier of the end of next

year's AGM or the close of business on 18 AUG 2011];

but in each case so that the Company may enter into a

 contract to purchase Ordinary Shares which will or

may be completed or executed wholly or partly after

the power ends and the Company may purchase Ordinary

Shares pursuant to any such contract as if the power

PROPOSAL #20.: Authorize the Directors, pursuant                ISSUER            YES             FOR                  FOR

Article 129 of the Company's Articles of Association,

 to offer ordinary shareholders (excluding any

shareholder holding shares as treasury shares) the

right to choose to receive extra ordinary shares,

credited as fully paid up, instead of some or all of

any cash dividend or dividends which may be declared

or paid at any time after the date of the passing of

this resolution and prior to or on 18 MAY 2015

PROPOSAL #21.: Authorize the Company, in accordance          ISSUER            YES             FOR                  FOR

with Section 366 of the Companies Act 2006 and in

substitution for any previous authorities given to

the Company (and its subsidiaries), (and all

companies that are subsidiaries of the Company at any

 time during the period for which this resolution has

 effect) to: (A) make political donations to

political organisations other than political parties

not exceeding GBP 200,000 in total per annum; and (B)

 incur political expenditure not exceeding GBP

200,000 in total per annum; [Authority expires at the

 earlier of beginning with the date of the passing of

 this resolution and ending on 30 JUN 2011 or at the

conclusion of the next AGM of the Company]; in this

resolution, the terms political donation, political

parties, political organisation and political

expenditure have the meanings given to them by

Sections 363 to 365 of the Companies Act 2006

PROPOSAL #S.22: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and adopt the Articles of Association of

 the Company produced to the meeting and as

specified, in substitution for, and to the exclusion

of, the existing Articles of Association

PROPOSAL #S.23: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         ABSTAIN           AGAINST

 SHAREHOLDER PROPOSAL: Approve in order to address

our concerns for the long term success of the Company

 arising from the risks associated with oil sands, we

 as shareholders of the Company direct that the Audit

 Committee or a Risk Committee of the Board

commissions and reviews a report setting out the

assumptions made by the Company in deciding to

proceed with oil sands projects regarding future

carbon prices, oil price volatility, demand for oil,

anticipated regulation of greenhouse gas emissions

and legal and reputational risks arising from local

environmental damage and impairment of traditional

livelihoods. The findings of the report and review

should be reported to investors in the Business

Review section of the Company’s Annual Report

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL PHILIPS ELECTRONICS NV, EINDHOVEN

  TICKER:                  N/A                 CUSIP:   N6817P109

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Speech President                                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.A: Adopt the 2009 financial statements             ISSUER            YES             FOR                  FOR

PROPOSAL #2.B: Explanation of corporate governance            ISSUER             NO              N/A                  N/A

structure

PROPOSAL #2.C: Explanation of policy on additions to         ISSUER             NO              N/A                  N/A

reserves and dividends

PROPOSAL #2.D: Adopt a dividend of EUR 0.70 per                 ISSUER            YES             FOR                  FOR

common share in cash or shares, at the option of the

shareholder, against the net income for 2009 and the

retained earnings of the Company

PROPOSAL #2.E: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Board of Management for their responsibilities

PROPOSAL #2.F: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Supervisory Board for their responsibilities

PROPOSAL #3.A: Re-appointment of MR. G.H.A. Dutine as        ISSUER            YES             FOR                  FOR

 the Member of the Board of Management of the Company

 with effect from 01 APR 2010

PROPOSAL #3.B: Re-appointment of Mr. R.S. Provoost as        ISSUER            YES             FOR                  FOR

 the Member of the Board of Management of the Company

 with effect from 01 APR 2010

PROPOSAL #3.C: Re-appointment of Mr. A. Ragnetti as          ISSUER            YES             FOR                  FOR

the Member of the Board of Management of the Company

with effect from 01 APR 2010

PROPOSAL #3.D: Re-appointment of Mr. S.H. Rusckowski         ISSUER            YES             FOR                  FOR

as the Member of the Board of Management of the

Company with effect from 01 APR 2010

PROPOSAL #4.A: Authorize the Board of Management for         ISSUER            YES             FOR                  FOR

a period of 18 months, per 25 MAR 2010, as the body

which is authorized, with the approval of the

Supervisory Board, to issue shares or grant rights to

 acquire shares within the limits laid down in the

Articles of Association of the Company

PROPOSAL #4.B: Authorize the Board of Management for         ISSUER            YES             FOR                  FOR

a period of 18 months, per 25 MAR 2010, as the body

which is authorized, with the approval of the

Supervisory Board, to restrict or exclude the pre-

emption rights accruing to Shareholders

PROPOSAL #5.: Authorize the Board of Management for a        ISSUER            YES             FOR                  FOR

 period of 18 months, per 25 MAR 2010, within the

limits of the law and the Articles of Association, to

 acquire, with the approval of the Supervisory Board,

 for valuable consideration, on the stock exchange or

 otherwise, shares in the Company at a price between,

 on the one hand, an amount equal to the par value of

 the shares and, on the other hand, an amount equal

to 110% of the market price of these shares on the

Official Segment of Euronext Amsterdam; the market

price being the average of the highest price on each

of the 5 days of trading prior to the date of

acquisition, as shown in the Official Price List of

Euronext Amsterdam

PROPOSAL #6.: Any other business                                            ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RWE AG, ESSEN

  TICKER:                  N/A                 CUSIP:   D6629K109

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 financial

year with the report of the Supervisory Board, the

group financial statements and group annual report as

 well as the report by the Board of Managing

Directors and the proposal for the appropriation of

the distributable profit

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 1,867,507,627.13 as

follows: Payment of a dividend of EUR 3.50 per no-par

 share EUR 52,782.62 shall be carried forward Ex-

dividend and payable date: 23 APR 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the Board of Managing Directors

PROPOSAL #6.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: PricewaterhouseCoopers AG, Essen

PROPOSAL #7.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

review of the financial report for the first half of

the 2010 FY: PricewaterhouseCoopers AG, Essen

PROPOSAL #8.: Elections to the Supervisory Board: Dr.        ISSUER            YES             FOR                  FOR

 Dieter Zetsche, Frithjof Kuehn, Dr. Wolfgang

PROPOSAL #9.: Authorization to acquire own shares to         ISSUER            YES             FOR                  FOR

acquire own shares of up to 10 % of its share

capital, at a price not deviating more than 10 % from

 the market price of the shares, on or before 21 OCT

2011 b) the Board of Managing Directors shall be

authorized to re-tire the shares, to use the shares

for mergers and acquisitions, to dispose of the

shares in a manner other than through the stock

exchange or by way of a public offer to all

shareholders at a price not materially below the

market price of the shares, to use the shares for

satisfying option and/o r conversion rights, and to

offer the shares to holders of conversion and/or

option rights within the scope of a public offer to

PROPOSAL #10.: Amendments to the Articles of                       ISSUER            YES             FOR                  FOR

Association a) Section 2 (1), in respect of the

object of the Company being adjusted to reflect the

Company's focus on its core business b) Section

10(8)2 deletion CAA] Section 18, in respect of the

shareholders meeting being convened at least 36 days

prior to the meeting CBB] Section 15(3), in respect

of the Board of Managing Directors being authorized

to permit shareholders to participate in a

shareholders meeting by the use of electronic means

of communication Section 16(3), in respect of the

Board of Managing Directors being authorized to

permit shareholders to absentee vote at a

shareholders meeting Section 17(2)2, in respect of

the shareholders meeting being transmitted

electronically CCC] Section 16(3), in respect of

proxy-voting instructions being issued in written

form unless stipulated otherwise in the notice of

PROPOSAL #11.: Approval of the amendments to the                ISSUER            YES             FOR                  FOR

existing control and profit transfer agreement with

the Company’s subsidiary RWE Supply + Trading

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RWE AG, ESSEN

  TICKER:                  N/A                 CUSIP:   D6629K117

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and group annual report as well as the

report by the Board of Managing Directors and the

proposal for the appropriation of the distributable

PROPOSAL #2.: Resolution o n the appropriation of the        ISSUER             NO              N/A                  N/A

 distributable profit of EUR 1,867,507,627. 13 as

follows: Payment of a dividend of EUR 3.50 per no-par

 share EUR 52,782.62 shall be carried forward Ex-

dividend and payable date: 23 APR 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER             NO              N/A                  N/A

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER             NO              N/A                  N/A

Supervisory Board

PROPOSAL #5.: Approval of the remuneration system for        ISSUER             NO              N/A                  N/A

 the Board of Managing Directors

PROPOSAL #6.: Appointment of PricewaterhouseCoopers          ISSUER             NO              N/A                  N/A

AG, Essen as the Auditors for the 2010 FY

PROPOSAL #7.: Appointment of PricewaterhouseCoopers          ISSUER             NO              N/A                  N/A

AG, Essen as the Auditors for the review of the

financial report for the first half of the 2010 FY

PROPOSAL #8.: Elections to the Supervisory Board Dr.         ISSUER             NO              N/A                  N/A

Dieter Zetsche, Frithjof Kuehn, Dr. Wolfgang Schuessel

PROPOSAL #9.: Authorization to acquire own shares to         ISSUER             NO              N/A                  N/A

acquire own shares of up to 10 % of its share

capital, at a price not deviating more than 10 % from

 the market price of the shares, on or before 21 OCT

2011 b) the Board of Managing Directors shall be

authorized to re-tire the shares, to use the shares

for mergers and acquisitions, to dispose of the

shares in a manner other than through t he stock

exchange or by way of a public offer to all

shareholders at a price not materially below the

market price of the shares, to use the shares for

satisfying option and/or conversion rights, and to

offer t he shares to holders of conversion and/or

option rights within the scope of a public offer to

PROPOSAL #10.: Amendments to the Articles of                       ISSUER             NO              N/A                  N/A

Association a) Section 2(1), in respect of the object

 of t he Company being adjusted to reflect the

Company'S focus on its core business b) Section

10(8)2 deletion CAA Section 18, in respect of the

shareholders meeting being convened at least 36 days

prior to the meeting CBB Section 15(3), in respect of

 the Board of Managing Directors being authorized to

permit shareholders to participate in a shareholders

meeting by the use of electronic means of

communication Section 16(3), in respect of the Board

of Managing Directors being authorized to permit

shareholders to absentee vote at a shareholders

meeting Section 17(2)2, in respect of t he

shareholders meeting being transmitted electronically

 CCC Section 16(3), in respect of proxy-voting

instructions being issued in written form unless

stipulated otherwise in the notice of shareholders

meeting

PROPOSAL #11.: Approval of the amendments to the                ISSUER             NO              N/A                  N/A

existing control and pro fit transfer agreement with

the company's subsidiary RWE Supply + Trading GmbH

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RYANAIR HOLDINGS PLC

  TICKER:                  N/A                 CUSIP:   G7727C145

  MEETING DATE:      9/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports and accounts                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.A: Re-elect Michael Horgan as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.B: Re-elect Kyran Mclaughlin as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.C: Re-elect Paolo Pietrogrande as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.: Grant authority to fix the Auditor's            ISSUER            YES             FOR                  FOR

remuneration

PROPOSAL #4.: Authorize the Directors to allot                   ISSUER            YES             FOR                  FOR

ordinary shares

PROPOSAL #S.5: Approve the dis-application of                     ISSUER            YES             FOR                  FOR

statutory pre-emption rights

PROPOSAL #S.6: Grant authority to repurchase ordinary        ISSUER            YES             FOR                  FOR

 shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SABMILLER PLC

  TICKER:                  N/A                 CUSIP:   G77395104

  MEETING DATE:      7/31/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the financial                     ISSUER            YES         AGAINST           AGAINST

statements for the YE 31 MAR 2009, together with the

reports of the Directors and the Auditors therein

PROPOSAL #2.: Receive and approve the Directors'                ISSUER            YES             FOR                  FOR

Remuneration Report 2009 contained in the Annual

Report for the YE 31 MAR 2009

PROPOSAL #3.: Elect Dr. D. F. Moyo as a Director of          ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #4.: Re-elect Mr. J. M. Kahn as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #5.: Re-elect Lord Fellowes as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #6.: Re-elect Mr. G.C. Bible as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #7.: Re-elect Ms. M. E. Doherty as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #8.: Re-elect Mr. M. Q. Morland as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #9.: Re-elect Mr. C. A. Perez Davila as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #10.: Re-elect Mr. M. C. Ramaphosa as a                ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #11.: Re-elect Mr. A. Santo Domingo Davila          ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #12.: Declare a final dividend of 42 US                ISSUER            YES             FOR                  FOR

cents per share in respect of the year ended 31 MAR

2009 payable on 28 AUG 2009 to shareholders on the

register of members at the close of business on 21

AUG 2009 in South Africa and the United Kingdom

PROPOSAL #13.: Re-appoint PricewaterhouseCoopers LLP         ISSUER            YES         AGAINST           AGAINST

as Auditors to hold office until the conclusion of

the next general meeting at which accounts are laid

before the Company

PROPOSAL #14.: Authorize the Directors to determine          ISSUER            YES         AGAINST           AGAINST

the remuneration of the Auditors

PROPOSAL #15.: Authorize the Directors under section         ISSUER            YES             FOR                  FOR

80 of the Companies Act 1985 to allot relevant

securities

PROPOSAL #S.16: Authorize the Directors under section        ISSUER            YES             FOR                  FOR

 89 of the Companies Act 1985 to allot ordinary

shares for the cash otherwise than pro rate to all

shareholders

PROPOSAL #S.17: Authorize the Directors to make                 ISSUER            YES             FOR                  FOR

market purchases of ordinary shares USD 0.10 each in

the capital of the Company

PROPOSAL #S.18: Approve the calling of GM, other than        ISSUER            YES             FOR                  FOR

 an AGM on not less than 14 clear days notice

PROPOSAL #S.19: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

 of the Company with effect from 1 OCT 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SABMILLER PLC

  TICKER:                  N/A                 CUSIP:   G77395104

  MEETING DATE:      1/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject to and conditional              ISSUER            YES             FOR                  FOR

upon the approval of Resolution 2 set out below:

(a)the transaction [as defined and described in the

Circular dated 09 DEC 2009 form the Company to its

shareholders [the Circular]]; (b) to authorize the

Directors, if they shall see fit to do so, to

implement; the arrangement set out in the Exchange

Agreement and the implementation Agreement [each as

defined in the Circular] and the deeds and

instruments ancillary thereto; and the additional

arrangements contemplated in the circular so that the

 transaction [as outlined in the Circular] can be

carried into effect in accordance with the

arrangements described in the Circular, with such

non-material modifications as the Directors may think

 fit; and (c) to authorize the Directors, pursuant to

 Section 551 of the Companies Act 2006 and in

addition to any previously existing authority

conferred upon the Directors of the Company under

that Section [or under Section 80 of the Companies

Act 1985], to allot ordinary shares for the purposes

of the transaction as described in the Circular, up

to an aggregate nominal amount of USD 16,519,600.20;

[Authority expiries at the end of 13 JAN 2015]; save

that the Company may allot ordinary shares for these

purposes pursuant to the Exchange Agreement [as

defined in the Circular] after that date as if the

PROPOSAL #2.: Authorize the Directors of the South            ISSUER            YES             FOR                  FOR

African Breweries Limited, subject to and conditional

 upon the approval of Resolution 1 as set above, to

adopt The SAB Zenzele Employee Trust, the principal

features of which are described in Part 2 of the

Circular dated 09 DEC 2009 from the Company to its

shareholders, and do all acts and things necessary to

 implement The SAB Zenzele Employee Trust, including

the making of any changes to the Trust Deed as may be

 necessary to obtain any approvals the Directors of

the South African Breweries Limited or of the Company

 may consider necessary or desirable and/or to take

account of the requirements of the London Stock

Exchange plc and/or the requirements of any other

stock exchange on which any shares or depository

receipts of SAB Miller plc from time to time be listed

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SABMILLER PLC

  TICKER:                  N/A                 CUSIP:   G77395104

  MEETING DATE:      1/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve a Scheme of Arrangement,                   ISSUER            YES             FOR                  FOR

pursuant to Part 26 of the Companies Act 2006, to be

made between the Company and the holders of its

ordinary shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAFRAN SA, PARIS

  TICKER:                  N/A                 CUSIP:   F4035A557

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's accounts for FY         ISSUER            YES             FOR                  FOR

2009 , discharge to the members of the Board of

Directors and of the Supervisory Board

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #O.3: Approve the allocation of the profit          ISSUER            YES             FOR                  FOR

and setting of the dividend

PROPOSAL #O.4: Approve the agreements regulated under        ISSUER            YES             FOR                  FOR

 article L. 225-38 et seq. of the Code de Commerce

PROPOSAL #O.5: Approve to renew the Cabinet Mazars'          ISSUER            YES             FOR                  FOR

appointment as the Statutory Auditor

PROPOSAL #O.6: Appointment of Cabinet Ernst & Young          ISSUER            YES             FOR                  FOR

et al. as Statutory Auditor

PROPOSAL #O.7: Appointment of Mr. Gilles Rainaut as          ISSUER            YES             FOR                  FOR

standby Statutory Auditor

PROPOSAL #O.8: Appointment of Cabinet Auditex as                ISSUER            YES             FOR                  FOR

standby Statutory Auditor

PROPOSAL #O.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

trade in the Company's shares

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the authorized capital by incorporation of

reserves, profits or premia

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the authorized capital by canceling shares

held by the Company

PROPOSAL #E.12: Powers for the necessary legal                   ISSUER            YES             FOR                  FOR

formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAGE GROUP PLC

  TICKER:                  N/A                 CUSIP:   G7771K134

  MEETING DATE:      3/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                     ISSUER            YES         AGAINST           AGAINST

accounts for the YE 30 SEP 2009 together with the

reports of the Directors and the Auditors

PROPOSAL #2.: Declare a final dividend recommended by        ISSUER            YES             FOR                  FOR

 the Directors of 4.93p per ordinary share for the YE

 30 SEP 2009 to be paid on 05 MAR 2010 to the Members

 whose names appear on the register at the close of

business on 05 FEB 2010

PROPOSAL #3.: Re-elect Ms. R. Markland as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Re-elect Mr. P. A. Walker as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Mr. P. S. Harrison as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: Re-elect Mr. P. L. Stobart as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-appoint Messrs.                                            ISSUER            YES         AGAINST           AGAINST

PricewaterhouseCoopers LLP as the Auditors to the

Company and authorize the Directors to determine

their remuneration

PROPOSAL #8.: Approve the remuneration report for the        ISSUER            YES         AGAINST           AGAINST

 YE 30 SEP 2009

PROPOSAL #9.: Authorize the Directors, in accordance         ISSUER            YES             FOR                  FOR

with Section 551 of the Companies Act 2006, to

exercise all powers of the Company to allot shares in

 the Company or grant rights to subscribe for, or

convert any security into, shares in the Company: i)

up to a maximum nominal amount of GBP 4,376,556 (such

 amount to be reduced by the nominal amount of any

equity securities (as defined in Section 560 of the

Companies Act 2006) allotted under this resolution in

 excess of GBP 4,376,556); and ii) comprising equity

securities (as defined in Section 560 of the

Companies Act 2006) up to a maximum nominal amount of

 GBP 8,753,112 (such amount to be reduced by any

shares allotted or rights granted under this

resolution) in connection with an offer by way of a

rights issue: (A) to holders of ordinary shares in

proportion (as nearly as may be practicable) to their

 existing holdings; and (B) to holders of other

equity securities if this is required by the rights

of those securities or, if the Directors consider it

necessary, as permitted by the rights of those

securities; and so that the Directors may make such

exclusions or other arrangements as they consider

expedient in relation to treasury shares, fractional

entitlements, record dates, legal or practical

problems under the laws in any territory or the

requirements of any relevant regulatory body or Stock

 Exchange or any other matter; [Authority shall

expire at the conclusion of the next AGM of the

Company or, if earlier, at the close of business on

31 MAR 2011]; the Company may, before this authority

expires, make an offer or agreement which would or

might require shares to be allotted or rights to be

granted after it expires and the Directors may allot

shares or grant rights in pursuance of such offer or

agreement as if this authority had not expired; and

(d) all previous unutilized authorities under Section

 80 of the Companies Act 1985 shall cease to have

effect (save to the extent that the same are

exercisable pursuant to Section 551(7) of the

Companies Act 2006 by reason of any offer or

agreement made prior to the date of this resolution

which would or might require shares to be allotted or

PROPOSAL #S.10: Authorize the Directors: (subject to         ISSUER            YES             FOR                  FOR

the passing of Resolution 9) to allot equity

securities (as defined in Section 560 of the

Companies Act 2006) for cash pursuant to the

authority conferred on them by that resolution under

Section 551 of that Act; and (ii) to allot equity

securities (as defined in section 560(3)) of that Act

 (sale of treasury shares for cash), in either case

as if Section 561 of that Act disapplying to the

allotment but this power shall be limited: (A) to the

 allotment of equity securities in connection with an

 offer or issue of equity securities (but in the case

 of the authority granted under resolution 9(a)(ii) ,

 by way of rights issue only) to or in favor of: i)

holders of ordinary shares in proportion (as nearly

as may be practicable) to their existing holdings;

and ii) holders of other equity securities if this is

 required by the rights of those securities or, if

the Directors consider it necessary, as permitted by

the rights of those securities and so that the

directors may make such exclusions or other

arrangements as they consider expedient in relation

to treasury shares, fractional entitlements, record

dates, legal or practical problems under the laws in

any territory or the requirements of any relevant

regulatory body or stock exchange or any other

matter; and (B) to the allotment of equity securities

 pursuant to the authority granted under resolution

9(a)(i) and/or by virtue of Section 560(3) of the

Companies Act 2006 (in each case otherwise than under

 this resolution) up to a maximum nominal amount of

GBP 656,483; [Authority expires at the conclusion of

the next AGM of the Company or, if earlier, at the

close of business on 31 MAR 2011]; (c) all previous

unutilized authorities under Section 95 of the

Companies Act 1985 shall cease to have effect and the

 Company may, before this power expires, make an

offer or agreement which would or might require

equity securities to be allotted after it expires and

 the Directors may allot equity securities in

pursuance of such offer or agreement as if this power

PROPOSAL #S.11: Authorize the Company, in accordance         ISSUER            YES             FOR                  FOR

with the Companies Act 2006, to make 1 or more market

 purchases (within the meaning of Section 693 of the

Companies Act 2006 of ordinary shares in the capital

of the Company on such terms and in such manner as

the Directors shall determine provided that: the

maximum number of ordinary shares which may be

acquired pursuant to this authority is 131,296,695

ordinary shares in the capital of the Company; the

minimum price which may be paid for each such

ordinary share is its nominal value and the maximum

price is the higher of 105% of the average of the

middle market quotations for an ordinary share as

derived from the London stock Exchange Daily Official

 List for the five business days immediately before

the purchase is made and the amount stipulated by the

 Article 5(1) of the Buy-back and Stabilization

Regulation 2003 (in each case exclusive of expenses);

 [Authority shall expire at the conclusion of the

next AGM of the Company, or, if earlier, at close of

business on 31 MAR 2011]; and the Company may make a

contract or contracts to purchase ordinary shares

under this authority before its expiry which will be

or may be executed wholly or partly after expiry of

this authority and may make a purchase of ordinary

shares in pursuance of such contract

PROPOSAL #S.12: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 Companies Act 2006, are to be treated

as provisions of the Company's Articles of

Association; and adopt the Articles of Association of

 the Company in substitution for and to the exclusion

 of, the existing Articles of Association

PROPOSAL #S.13: Approve, in accordance with the                 ISSUER            YES             FOR                  FOR

Company's Articles of Association, a general meeting

(other than an AGM) may be called on not less than 14

 clear days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAIPEM S P A

  TICKER:                  N/A                 CUSIP:   T82000117

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement at 31            ISSUER             NO              N/A                  N/A

DEC 2009, consolidated financial statement at 31 DEC

2009; report of the Board of Directors, the Board of

Auditors and Independent Auditors

PROPOSAL #2: Approve the allocation of profits                    ISSUER             NO              N/A                  N/A

PROPOSAL #3: Approve the revocation of task of                   ISSUER             NO              N/A                  N/A

auditing to Pricewaterhouse and assignment of task of

 auditing to Reconta Ernst Young

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SALZGITTER AG

  TICKER:                  N/A                 CUSIP:   D80900109

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the Group financial

 statements, the Group annual report, and the reports

 pursuant to Sections 289(4) and 315(4) of the German

 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 15,100,000 as follows:

payment of a dividend of EUR 0.25 per no-par share

EUR 75,750 shall be carried forward, ex-dividend and

payable date: 09 JUN 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: Pricewaterhousecoopers AG, Hanover

PROPOSAL #6.: Resolution on the remuneration for the         ISSUER            YES             FOR                  FOR

Supervisory Board as of the 2010 FY, each Supervisory

 Board member shall receive a fixed annual

remuneration of EUR 40,000 plus a variable

remuneration of EUR 300 for every EUR 5,000,000 of

the average group earning of the 3 last years (before

 tax) in excess 150,000,000, the Chairman shall

receive twice, and the Deputy Chairman one and a half

 times, these amounts. However, the total annual

remuneration may not exceed EUR 160,000 for the

Chairman of the Supervisory Board, EUR 120,000 for

the Deputy Chairman, and EUR 80,000 for every other

Supervisory Board member, furthermore, each committee

 member shall receive, in addition, a fixed annual

remuneration of EUR 5,000 a Committee Chairman shall

receive twice this amount, an attendance fee of EUR

500 per Supervisory Board or committee meeting shall

be paid as well to every Board or Committee Member

PROPOSAL #7.: Authorization to acquire own shares,            ISSUER            YES         AGAINST           AGAINST

the Company shall be authorized to acquire own shares

 of up to 10% of its share capital, at prices not

deviating more than 10% from the market price, on or

before 07 JUN 2015, the Board of Managing Directors

may dispose of the shares in a manner other than the

Stock Exchange or a rights offering if they are sold

at a price not materially below their market price,

or use the shares for acquisition purposes, as

employee shares or for satisfying option or

conversion rights, and retire the shares

PROPOSAL #8.: Resolution on the authorization to                ISSUER            YES             FOR                  FOR

issue convertible bonds, warrant bonds, profit-

sharing rights and/or participating bonds (together:

bonds.), the creation of contingent capital, and the

corresponding amendment to the Articles of

Association, the existing authorization given by the

shareholders meeting of 27 MAY 2009, to issue bonds

shall be revoked and the corresponding contingent

capital 2009 reduced to EUR 9,548,031.99, the Board

of Managing Directors shall be authorized, with the

consent of the Supervisory Board, to issue bonds of

up to EUR 1,000,000,000, conferring conversion and/or

 option rights for shares of the Company, on or

before 07 JUN 2015, shareholders shall be granted

subscription rights except for the issue of bonds

conferring conversion and/or option rights for shares

 of the Company of up to 4.0921% of the share capital

 if such bonds are issued at a price not materially

below their theoretical market value, for residual

amounts, and for the granting of such rights to other

 bondholders. Shareholders, subscription rights shall

 also be excluded for the issue of profit-sharing

rights and/or participating bonds without conversion

or option rights with debenture-like features, the

Company's share capital shall be increased

accordingly by up to EUR 71,259,604.66 through the

issue of up to 26,498,043 new bearer no-par shares,

insofar as conversion and/or option rights are

exercised (contingent capital 2010)

PROPOSAL #9.: Amendment to Section 10 of the Articles        ISSUER            YES             FOR                  FOR

 of Association in respect of the Board of Managing

Directors being authorized to allow shareholders to

exercise their voting rights in writing or

electronically (absentee voting) and the audiovisual

transmission of the shareholders meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAMPO PLC, SAMPO

  TICKER:                  N/A                 CUSIP:   X75653109

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Calling the meeting to order                             ISSUER             NO              N/A                  N/A

PROPOSAL #3: Election of persons to scrutinize the            ISSUER             NO              N/A                  N/A

minutes and to supervise the counting

PROPOSAL #4: Recording the legality of the meeting             ISSUER             NO              N/A                  N/A

PROPOSAL #5: Recording the attendance at the meeting         ISSUER             NO              N/A                  N/A

and adoption of the list of votes

PROPOSAL #6: Presentation of the financial                          ISSUER             NO              N/A                  N/A

statements, the Board of Directors' report and the

Auditor's report for 2009

PROPOSAL #7: Adoption of the accounts                                    ISSUER            YES             FOR                  FOR

PROPOSAL #8: The Board of Directors proposes to the          ISSUER            YES             FOR                  FOR

AGM that a dividend of EUR 1.00 per share from the

parent Company's distributable assets be paid; the

dividend will be paid to those shareholders who, on

the record date for payment of dividends, Friday 16

APR 2010 are registered in the company's shareholder

register kept by Euroclear Finland Ltd.; The Board

proposes to the AGM that the dividend be paid on

Friday 23 APR 2010; For those shareholders who have

not transferred their share certificates to the book-

entry system by the record date for payment of

dividends, the dividend will be paid after the

transfer of their shares to the book-entry system

PROPOSAL #9: Resolution of the discharge of the                 ISSUER            YES             FOR                  FOR

Members of the Board of Directors and CEO from

liability

PROPOSAL #10: After hearing the major shareholders            ISSUER            YES             FOR                  FOR

the Board's Nomination and Compensation Committee

proposes to the AGM that the fees of the Members of

the Board of Directors remain unchanged and that

Members of the Board of Directors be paid the

following fees until the close of the next AGM: the

Chairman of the Board will be paid EUR 160,000, the

Vice Chairman of the Board will be paid EUR 100,000

each, and the other Members of the Board of Directors

 will be paid EUR 80,000 each; Approximately 50% of

each Board Member's annual fees, after deduction of

taxes and similar payments, will be paid in Sampo Plc

 A shares and the rest in cash

PROPOSAL #11: After hearing the major shareholders,          ISSUER            YES             FOR                  FOR

the Nomination and Compensation Committee proposes to

 the AGM that eight Members be elected to the Board

of Directors

PROPOSAL #12: After hearing the major shareholders,          ISSUER            YES             FOR                  FOR

the Nomination and Compensation Committee proposes to

 the AGM that the current Members of the Board, Tom

Berglund, Anne Brunila, Eira Palin-Lehtinen, Jukka

Pekkarinen, Christoffer Texell, Veli-Matti Mattila,

Matti Vuoria and Bjorn Wahlroos, be re-elected for a

term continuing until the close of the next AGM; the

Nomination and Compensation Committee proposes that

the Board elect Bjorn Wahlroos from among their

number as the Chairman of the Board; it is proposed

that Veli-Matti Mattila, Eira Palin-Lehtinen,

Christoffer Taxell, Matti Vuoria and Bjorn Wahlroos

be elected to the Nomination and Compensation

Committee and Tom Berglund, Jukka Pekkarinen and

Christoffer Taxell be elected to the Audit Committee;

 the CV's of the persons proposed as Board members

and the evaluation of their independence pursuant to

the finish corporate governance code are available at

 the address www.sampo.com/board

PROPOSAL #13: The Board's Audit Committee proposes to        ISSUER            YES             FOR                  FOR

 the AGM that compensation to be paid to the

Company's Auditor on the basis of reasonable

invoicing;, the Audit Committee states that its

proposal is based on the fact that the accounting

firm Ernst & Young was the Sampo Group's Auditor in

2009; the fees paid to the Auditor for services

rendered and invoiced in 2009 totalled EUR 2,141,427;

 in addition the accounting firm was paid a total of

EUR 223,583 in fees for non-audit services rendered

PROPOSAL #14: The Board's Audit Committee proposes            ISSUER            YES             FOR                  FOR

that Ernst & Young Oy be elected as the Company's

Auditor until the close of the next AGM, Ernst &

Young Oy has nominated Heikki Ilkka, APA as the

principally responsible Auditor, if the AGM chooses

Ernst & Young Oy to continue as the Company's Auditor

PROPOSAL #15: The Board of Directors proposes that            ISSUER            YES             FOR                  FOR

the AGM authorize the Board to decide on repurchasing

 Sampo A shares using funds available for profit

distribution; Sampo A shares can be repurchased in

one or more lots up to a total of 50,000,000 shares;

Sampo shares can be repurchased in other proportion

than the shareholders proportional shareholdings

private repurchase ; the share price will be no

higher than the highest price paid for Sampo shares

in public trading at the time of the purchase;

however, in implementing the repurchase of Sampo

shares, normal derivatives, stock lending or other

contracts may also be entered into within the legal

and regulatory limits, at the price determined by the

 market; the holder of all Sampo B shares has given

consent to the repurchase of A shares; it is proposed

 that the authorization will be valid until the close

 of the next AGM provided that this is not more than

18 months from the AGM'S decision

PROPOSAL #16: The Board of Directors proposes to the         ISSUER            YES             FOR                  FOR

AGM that the AGM resolve to amend Section 12 of the

Articles of Association as a result of the amendments

 to Section 19 of the Finnish Limited Liability

Companies Act  624/2006  that entered into force on

03 AUG 2009 and 31 DEC 2009; it is proposed that

Section 12 of the Articles of Association be amended

to make it correspond with the current wording and

provisions of the Limited Liability Companies Act,

Section 12 of the Articles of Association will be

amended as follows: Section 12 the AGM must be held

before the end of JUN on a date set by the Board of

PROPOSAL #17: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SANDVIK AB, SANDVIKEN

  TICKER:                  N/A                 CUSIP:   W74857165

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the Meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Attorney Sven Unger as a              ISSUER            YES             FOR                  FOR

Chairman of the Meeting

PROPOSAL #3: Approve the preparation and approval of         ISSUER            YES             FOR                  FOR

the voting list

PROPOSAL #4: Election of one or two persons to                   ISSUER            YES             FOR                  FOR

countersign the minutes

PROPOSAL #5: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the examination of whether the          ISSUER            YES             FOR                  FOR

meeting has been duly convened

PROPOSAL #7: Presentation of the annual report, the          ISSUER             NO              N/A                  N/A

Auditor's report and the group accounts and the

Auditors report for the group

PROPOSAL #8: Approve the speech by the President                ISSUER            YES             FOR                  FOR

PROPOSAL #9: Approve the resolution in respect of              ISSUER            YES             FOR                  FOR

adoption of the profit and loss account, the balance

sheet, the consolidated profit and loss account and

the consolidated balance sheet

PROPOSAL #10: Approve the resolution in respect of            ISSUER            YES             FOR                  FOR

discharge from liability of the Board Members and the

 President for the period to which the accounts relate

PROPOSAL #11: Approve a dividend of SEK 1 per share;         ISSUER            YES             FOR                  FOR

07 MAY 2010 is as the record day; if the meeting

approves this proposal, it is estimated that the

dividend payments will be distributed by Euroclear

Sweden AB on 12 MAY 2010

PROPOSAL #12: Approve the determination of eight                ISSUER            YES             FOR                  FOR

Board Members and no Deputy Members

PROPOSAL #13: Approve the determination of fees to            ISSUER            YES             FOR                  FOR

the Board of Directors and the Auditor as specified

PROPOSAL #14: Election of Lars Westerberg as a new            ISSUER            YES             FOR                  FOR

Board Member and re-election of Board

PROPOSAL #15: Approve that the Company is to have a          ISSUER            YES             FOR                  FOR

Nomination Committee comprised of one representative

from each of the four largest shareholders in terms

of votes and the Chairman of the Board of Directors

convener ; the Nomination Committee has, in addition,

 the possibility to call in one co-opted Member to

the Nomination Committee from the Board Members if

required; at the formation of the Nomination

Committee, the shareholding in the Company, based on

information from Euroclear Sweden AB on the last

banking day of August 2010, is to determine the

largest shareholders in terms of votes; the

composition of the Nomination Committee is to be

announced as soon as it is appointed; the Chairman of

 the Nomination Committee is CONTD.

PROPOSAL #16: Approve the guidelines for remuneration        ISSUER            YES         AGAINST           AGAINST

 to Executive Management formulated to ensure that

the Sandvik Group from a global perspective can offer

 market level and competitive remuneration that

attracts and retains qualified employees in Sandvik's

 Group Executive Management as specified

PROPOSAL #17: Closing of the Meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SANOFI-AVENTIS, PARIS

  TICKER:                  N/A                 CUSIP:   F5548N101

  MEETING DATE:      5/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the company's accounts for FY            ISSUER            YES             FOR                  FOR

2009

PROPOSAL #2: Approve the consolidated accounts for FY        ISSUER            YES             FOR                  FOR

 2009

PROPOSAL #3: Approve the allocation of the result,            ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #4: Approve the special report by the                   ISSUER            YES         AGAINST           AGAINST

Statutory Auditors on accounts prepared in accordance

 with Article L.225-40 of the Code de Commerce

PROPOSAL #5: Ratify the co-opting Mr. Serge Weinberg         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #6: Approve the non-renewal of a Director's         ISSUER            YES             FOR                  FOR

appointment/Nomination Mr. Jean-Marc Bruel/ Mrs.

Catherine Brechignac as a Director

PROPOSAL #7: Approve the renewal of Director's                   ISSUER            YES             FOR                  FOR

appointment Mr. Robert Castaigne

PROPOSAL #8: Approve the renewal of a Director's                ISSUER            YES             FOR                  FOR

appointment of Lord Douro

PROPOSAL #9: Approve the renewal of a Director's                ISSUER            YES             FOR                  FOR

appointment of Mr. Christian Mulliez

PROPOSAL #10: Approve the renewal of a Director's              ISSUER            YES             FOR                  FOR

appointment of Mr. Christopher Viehbacher

PROPOSAL #11: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

trade in the Company's shares

PROPOSAL #E.12: Amend the Article 11 of the Articles         ISSUER            YES             FOR                  FOR

of Association

PROPOSAL #E.13: Grant powers to accomplish the                   ISSUER            YES             FOR                  FOR

necessary formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SANOMA CORPORATION, HELSINKI

  TICKER:                  N/A                 CUSIP:   X75713119

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Calling the meeting to order                             ISSUER             NO              N/A                  N/A

PROPOSAL #3: Election of persons to review the                   ISSUER             NO              N/A                  N/A

minutes and to supervise the counting of

PROPOSAL #4: Recording the legality of the meeting             ISSUER             NO              N/A                  N/A

PROPOSAL #5: Recording the attendance at the meeting         ISSUER             NO              N/A                  N/A

and adoption of the list of votes

PROPOSAL #6: Presentation of the financial                          ISSUER             NO              N/A                  N/A

statements, the report of the Board of Directors and

the Auditor's report for the year 2009

PROPOSAL #7: Adopt the accounts                                              ISSUER            YES             FOR                  FOR

PROPOSAL #8: Approve the actions on profit or loss,          ISSUER            YES             FOR                  FOR

Board's proposal to pay a dividend of EUR 0.80 per

share and to transfer a sum of EUR 5,00,000 to

donation reserve

PROPOSAL #9: Grant discharge from liability                         ISSUER            YES             FOR                  FOR

PROPOSAL #10: Approve the remuneration of Board                 ISSUER            YES             FOR                  FOR

members

PROPOSAL #11: Approve the number or Board members               ISSUER            YES             FOR                  FOR

PROPOSAL #12: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES             FOR               AGAINST

SHAREHOLDER PROPOSAL: Re-elect S. Hamalainen,

Lindfors and S. Kievari as the Board Members and

election of Herlin as a new Board Member

PROPOSAL #13: Approve the remuneration of Auditor's           ISSUER            YES             FOR                  FOR

PROPOSAL #14: Re-elect the Auditors of the Company             ISSUER            YES             FOR                  FOR

PROPOSAL #15: Amend the Articles 4, 5, 7, 9, 12, 14,         ISSUER            YES             FOR                  FOR

16, 17 and 18 of the Articles of Association

PROPOSAL #16: Authorize the Board to decide on                   ISSUER            YES             FOR                  FOR

acquiring Company's own shares

PROPOSAL #17: Authorize the Board to decide on share         ISSUER            YES         AGAINST           AGAINST

issue and grant option rights and other special rights

PROPOSAL #18: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAP AG, WALLDORF/BADEN

  TICKER:                  N/A                 CUSIP:   D66992104

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the Group financial

 statements, the Group annual report, and the reports

 pursuant to Sections 289(4), 289(5) and 315(4) of

the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 4,304,693,525.47 as

follows: Payment of a dividend of EUR 0.50 per no-par

 share EUR 3,709,817,665.47 shall be carried forward

Ex-dividend and payable date: 09 JUN 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the new compensation system        ISSUER            YES             FOR                  FOR

 for the Board of Managing Directors, to be found on

the Company's web site

PROPOSAL #6.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: KPMG AG, Berlin

PROPOSAL #7.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association: a) Section 4(1), in respect of the

Company's share capital being EUR 1,226,039,608 and

divided into 1,226,039,608 no-par shares, b) Section

4(6)1, in respect of the share capital being

increased by up to EUR 35,456,908 through the issue

of up to 35,456,908 bearer no-par shares (contingent

capital IIIa), c) Section 4(10)1, in respect of the

share capital being in creased by up to EUR

72,119,440 through the issue of up to 72,119,440

bearer no-par shares (contingent capital VI)

PROPOSAL #8.A: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Restatement of

Section 17 (3) of the Articles of Incorporation

PROPOSAL #8.B: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Restatement of

Section 18 (2) of the Articles of Incorporation

PROPOSAL #8.C: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Supplement to

Section 18 of the Articles of Incorporation to allow

online participation

PROPOSAL #8.D: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Supplement to

Section 18 of the Articles of Incorporation to allow

postal voting

PROPOSAL #8.E: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Restatement of

Section 19 (2) of the Articles of Incorporation

PROPOSAL #8.F: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Restatement of

Section 20 (4) of the Articles of Incorporation

PROPOSAL #9.A: Renewal of authorized capital                       ISSUER            YES             FOR                  FOR

facilities: Deletion of paragraphs (5) and (7) of

Section 4 of the current version of the Articles of

Incorporation (Authorized Capital I and II)

PROPOSAL #9.B: Renewal of authorized capital                       ISSUER            YES             FOR                  FOR

facilities: Cancellation of the existing Authorized

Capital Ia and the creation of new Authorized Capital

 I and on the corresponding amendment to Section 4 of

 the Articles of Incorporation

PROPOSAL #9.C: Renewal of authorized capital                       ISSUER            YES             FOR                  FOR

facilities: Cancellation of the existing Authorized

Capital IIa and on the creation of new Authorized

Capital II and on the corresponding amendment to

Section 4 of the Articles of Incorporation

PROPOSAL #10.: Resolution on the creation of an                 ISSUER            YES             FOR                  FOR

authorized capital III and the corresponding

amendment to the Articles of Association, the Board

of Managing Directors shall be authorized, with the

consent of the Supervisory Board, to increase the

share capital by up to EUR 30,000,000 through the

issue of new bearer no-par shares to employees of the

 Company and its affiliates against contributions in

cash and/or kind, on or before 07 JUN 2015,

shareholders subscription rights shall be excluded

PROPOSAL #11.: Authorization to acquire own shares,          ISSUER            YES             FOR                  FOR

the Company shall be authorized to acquire own shares

 of up to EUR 120,000,000, at a price neither more

than 10% above, nor more than 20% below, the market

price of the shares, on or before 30 JUN 2013, the

Board of Managing Directors shall be authorized to

sell the shares on the stock exchange and to offer

them to the shareholders for subscription, to dispose

 of the shares in another manner if they are sold at

a price not materially below their market price, to

offer the shares to third parties for acquisition

purposes, to retire the shares, to use the shares

within the scope of the Company's stock option and

incentive plans, or for satisfying conversion and

option rights, and to offer the shares to employees

of the Company and its affiliates

PROPOSAL #12.: Resolution on the remuneration for the        ISSUER            YES             FOR                  FOR

 Supervisory and the corresponding amendment to the

Articles of Association as of the 2010 FY, the

chairman of the Supervisory Board shall receive a

fixed annual remuneration of EUR 100,000, the deputy

chairman EUR 70,000, and every other Board member EUR

 50,000, members of the Audit Committee shall

receive, in addition, a fixed annual remuneration of

EUR 15,000 (the chairman EUR 25,000) and members of

another committee EUR 10,000 (the committee chairmen

EUR 20,000), furthermore, the chairman of the

Supervisory Board shall receive a variable

remuneration of EUR 10,000, the deputy chairman EUR

8,000 and the every other Board member EUR 6,000 for

every EUR 0.01 of the dividend per share in excess of

 EUR 0.40, however, the total annual remuneration may

 not exceed EUR 250,000 for the chairman of the

Supervisory Board, EUR 200,000 for the deputy

chairman, and EUR 150,000 for every other Supervisory

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SBM OFFSHORE NV

  TICKER:                  N/A                 CUSIP:   N7752F148

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2: Receive the report of the Management              ISSUER             NO              N/A                  N/A

Board for the FY 2009

PROPOSAL #3: Receive the report of the Supervisory            ISSUER             NO              N/A                  N/A

Board and of its sub-committees for the FY 2009

PROPOSAL #4.1: Adopt the annual accounts                              ISSUER             NO              N/A                  N/A

PROPOSAL #4.2: Approve that in accordance with the            ISSUER             NO              N/A                  N/A

dividend policy of the Company, a total dividend of

USD 0.67 (2008: USD 0.93) per ordinary share is

proposed out of the net result of the Company's

continuing operations, realized in the period 01 JAN

2009 through 31 DEC 2009, the pay out amounts to 50%

(2008: 60%, exceptionally payable 50% in cash and 50%

 in stock), the ex-dividend date will be 16 APR 2010,

 the record date will be CONTD.

PROPOSAL #5.1: Summary of the Corporate Governance            ISSUER             NO              N/A                  N/A

policy

PROPOSAL #5.2: Approve to install a new Technical              ISSUER             NO              N/A                  N/A

Committee to enable the Supervisory Board to have a

better understanding of the Company's exposure to

technical risks and to facilitate its supervisory

duties of technical and project management matters,

the Technical Committee will consist of 2 Members of

the Supervisory Board, Mr. T. Ehret (Chairman) and

Mr. R. Van Gelder, it is proposed to award the CONTD.

PROPOSAL #6.1: Grant discharge to the Managing                   ISSUER             NO              N/A                  N/A

Directors for their management during 2009

PROPOSAL #6.2: Grant discharge to the Supervisory              ISSUER             NO              N/A                  N/A

Directors for their supervision during 2009

PROPOSAL #7: Appointment of KPMG Accountants N.V. as         ISSUER             NO              N/A                  N/A

the External Auditor of the Company

PROPOSAL #8.1: Authorize the Management Board, in              ISSUER             NO              N/A                  N/A

accordance with Article 4 of the Company's Articles

of Association, subject to the approval of the

Supervisory Board, to issue ordinary shares and to

grant rights to subscribe for ordinary shares, the

authorization will be limited to 10% of the issued

ordinary shares as at the time of this authorization,

 which percentage will be increased to 20% in case of

 mergers and acquisitions, and to allow to react in a

 timely way with regard to the financing of the

Company;  Authority expires after 18 months ; in

accordance with the current Corporate Governance

practice, starting after approval of the proposed

resolution

PROPOSAL #8.2: Approve to designate, in accordance            ISSUER             NO              N/A                  N/A

with Article 6 of the Company's Articles of

Association, the Management Board as the Corporate

Body authorized, subject to the approval of the

Supervisory Board, to restrict or to exclude pre-

emption rights in connection with the issue of/grant

of rights to subscribe for ordinary shares in

accordance with Article 96, Book 2 of the Dutch Civil

 Code, as it is the case for the proposal referred to

 under resolution 8.1, the designation is limited to

a period of 18 months, in order for this proposal to

be approved, a majority of at least 2/3 is required

if less than 50% of the issued share capital is

represented at the meeting, if half or more of the

issued share capital is represented, a simple

majority is sufficient

PROPOSAL #9: Authorize the Management Board, in                 ISSUER             NO              N/A                  N/A

accordance with Article 7 of the Company's Articles

of Association, subject to the approval of the

Supervisory Board, and without prejudice to the

provisions of Article 98, Book 2 of the Dutch Civil

Code, to acquire ordinary shares representing a

maximum of 10% of the Company's issued share capital,

 with regard to the ordinary shares, the mandate is

requested to acquire ordinary shares at a CONTD.

PROPOSAL #10.1: The end-of-term resignation of Mr.            ISSUER             NO              N/A                  N/A

L.J.A.M. Ligthart as the Vice-Chairman and the Member

 of the Supervisory Board

PROPOSAL #10.2: Appointment, in accordance with                 ISSUER             NO              N/A                  N/A

Article 23 of the Articles of Association of the

Company, of Mr. F.J.G.M. Cremers as a Member of the

Supervisory Board for a period of 4 years, expiring

at the AGM of Shareholders of 2014; if the general

meeting appoints Mr. F.J.G.M. Cremers as a member of

the Supervisory Board, Mr. F.J.G.M. Cremers will also

 be appointed by the Supervisory Board as chairman of

 the Audit Committee

PROPOSAL #11: Communications and questions                           ISSUER             NO              N/A                  N/A

PROPOSAL #12: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCANIA AB, SODERTALJE

  TICKER:                  N/A                 CUSIP:   W76082119

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the AGM                                              ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Claes Zettermarck as the             ISSUER            YES             FOR                  FOR

Chairman of the AGM

PROPOSAL #3: Approve the establishment and approval          ISSUER            YES             FOR                  FOR

of the voting list

PROPOSAL #4: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of 2 persons to verify the                ISSUER            YES             FOR                  FOR

minutes

PROPOSAL #6: Approve to consider whether the AGM has         ISSUER            YES             FOR                  FOR

been duly convened

PROPOSAL #7: Presentation of the annual accounts and         ISSUER             NO              N/A                  N/A

Auditors' report, and the consolidated annual

accounts and Auditors' report

PROPOSAL #8: Approve the addresses by the Chairman of        ISSUER            YES             FOR                  FOR

 the Board and by the President and Chief Executive

Officer

PROPOSAL #9: Approve the questions from the                        ISSUER            YES             FOR                  FOR

shareholders

PROPOSAL #10: Adopt the income statement and balance         ISSUER            YES             FOR                  FOR

sheet and the consolidated income statement and

balance sheet

PROPOSAL #11: Grant discharge to the members of the          ISSUER            YES             FOR                  FOR

Board and the President and CEO from liability for

the FY

PROPOSAL #12: Declare a dividend of SEK 1.00 per                ISSUER            YES             FOR                  FOR

share, the Board proposes Tuesday, 11 MAY 2010 as the

 record date for the dividend, provided that the AGM

approves this proposal, the dividend is expected to

be sent from Euroclear Sweden AB on Monday, 17 MAY

PROPOSAL #13: Approve the guidelines for salary and          ISSUER            YES         AGAINST           AGAINST

other remuneration of the President and CEO as well

as other executive officers  as specified

PROPOSAL #14: Approve the 2010 incentive programme as        ISSUER            YES         AGAINST           AGAINST

 specified

PROPOSAL #15.a: Approve the Board of Directors shall         ISSUER            YES             FOR                  FOR

consist of 10 Members elected by the AGM

PROPOSAL #15.b: Approve the remuneration to the Board        ISSUER            YES             FOR                  FOR

 of Directors is fixed at SEK 2,031,250, to be

allocated among Board members in the amount of SEK

406,250 to each of the Board members who are not

employed by Volkswagen AG or the Company, and for the

 work performed in the Audit Committee, remuneration

is fixed at SEK 200,000 to the Chairman of the Audit

Committee, provided he or she is not employed by

Volkswagen AG, and SEK 100,000 to each of the other

members of the Audit Committee who are not employed

by Volkswagen AG or the Company, for the work

performed in the Remuneration Committee, remuneration

 is fixed at SEK 50,000 to each of the members of the

 Remuneration Committee who are not employed by

Volkswagen AG or the Company

PROPOSAL #15.c: Re-elect Helmut Aurenz, Borje Ekholm,        ISSUER            YES             FOR                  FOR

 Gunnar Larsson, Hans Dieter Potsch, Francisco Javier

 Garcia Sanz, Peter Wallenberg Jr, Martin Winterkorn

and Leif Ostling as the Board members, Staffan Bohman

 and Peggy Bruzelius have declined re-election, and

election of Jochem Heizmann and Asa Thunman as the

new members of the Board, and re-elect Martin

Winterkorn as the Chairman of the Board and election

of Jochem Heizmann as the new Vice Chairman of the

PROPOSAL #15.d: Approve that the remuneration to the         ISSUER            YES             FOR                  FOR

Auditors shall be paid according to approved invoices

PROPOSAL #16: Approve that the resolution concerning         ISSUER            YES             FOR                  FOR

criteria for how members of the Nomination Committee

shall be appointed

PROPOSAL #17: Adjournment of the AGM                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCHINDLER HOLDING AG, HERGISWIL

  TICKER:                  N/A                 CUSIP:   H7258G209

  MEETING DATE:      3/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: The Board of Directors proposes that          ISSUER             NO              N/A                  N/A

the general meeting approves the annual report, the

financial statements and the consolidated group

financial statements

PROPOSAL #1.B: The Board of Directors proposes that          ISSUER             NO              N/A                  N/A

the general meeting acknowledges the compensation

report

PROPOSAL #2.: The Board of Directors proposes that            ISSUER             NO              N/A                  N/A

the General Meeting approves the appropriation of the

 2009 profits [in 1000s] of CHF 509,174 as per

balance sheet as follows: profit of reporting year:

CHF 490,687; profit carried forward from the previous

 year: CHF 18,487; available for appropriation by the

 general meeting: CHF 509,174; dividend: CHF 2.00

gross per registered share and bearer participation

certificate: CHF 240,772; appropriation to free

reserves: CHF 260,000; balance carried forward to new

 account: CHF 8,402

PROPOSAL #3.: The Board of Directors proposes that            ISSUER             NO              N/A                  N/A

the General Meeting grants discharge to all Members

of the Board of Directors and of the Management for

the expired FY 2009

PROPOSAL #4.1: The Board of Directors proposes that          ISSUER             NO              N/A                  N/A

the general meeting re-elects Dr. Alexander Schaub,

Brussels, for a term of office of 3 years

PROPOSAL #4.2: The Board of Directors proposes that          ISSUER             NO              N/A                  N/A

the general meeting elects Prof. Dr. Peter Athanas,

Baden, as new Member of the Board of Directors for a

term of office of 3 years until the AGM 2013, because

 of the so-called cooling-off period according to

Article 11 paragraph 2 of the Federal Act on

Admission and Supervision of Auditors; the assumption

 of office by Prof. Peter Athanas is delayed until 02

 AUG 2010; Prof. Peter Athanas terminated his

employment contract with Ernst & Young in July 2008

PROPOSAL #4.3: The Board of Directors proposes that          ISSUER             NO              N/A                  N/A

the general meeting appoints Ernst & Young AG, Basel,

 as the Statutory Auditors for the FY 2010

PROPOSAL #5.: The Board of Directors proposes to the         ISSUER             NO              N/A                  N/A

general meeting to replace the current wording of

Articles 11 and 12 of the Articles of Association

with the specified new wording

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCHINDLER HOLDING AG, HERGISWIL

  TICKER:                  N/A                 CUSIP:   H7258G233

  MEETING DATE:      3/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR          ISSUER             NO              N/A                  N/A

NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS

BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE

ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE

COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING

 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND

NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCHINDLER HOLDING AG, HERGISWIL

  TICKER:                  N/A                 CUSIP:   H7258G233

  MEETING DATE:      3/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: Approve the 82nd annual report, the            ISSUER            YES             FOR                  FOR

financial statements and the consolidated Group

financial statements 2009 and receive the reports of

the Statutory Auditors

PROPOSAL #1.B: Acknowledge the compensation report of        ISSUER            YES         AGAINST           AGAINST

 2009

PROPOSAL #2.: Approve the appropriation of the 2009          ISSUER            YES             FOR                  FOR

profits as per balance sheet, as specified

PROPOSAL #3.: Grant discharge to all Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and of the Management for the

expired FY 2009

PROPOSAL #4.1: Re-elect Dr. Alexander Schaub,                     ISSUER            YES             FOR                  FOR

Brussels, to the Board of Directors, for a term of

office of 3 years

PROPOSAL #4.2: Re-elect Prof. Dr. Peter Athanas,                ISSUER            YES             FOR                  FOR

Baden, as a new Member of the Board of Directors for

a term of office of 3 years until the AGM 2013;

because of the so-called cooling-off period according

 to Article 11 Paragraph 2 of the Federal Act on

Admission and Supervision of Auditors, the assumption

 of office by Prof. Peter Athanas is delayed until 02

PROPOSAL #4.3: Appointment of Ernst & Young AG,                 ISSUER            YES             FOR                  FOR

Basel, as the Statutory Auditors for the FY 2010

PROPOSAL #5.: Approve to replace the current wording         ISSUER            YES             FOR                  FOR

of Articles 11 and 12 of the Articles of Association

with the specified new wordings

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCHNEIDER ELECTRIC SA, RUEIL MALMAISON

  TICKER:                  N/A                 CUSIP:   F86921107

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's accounts for the         ISSUER            YES             FOR                  FOR

year 2009

PROPOSAL #2.: Approve the consolidated accounts for          ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #3.: Approve the allocation of income for            ISSUER            YES             FOR                  FOR

the year, setting of the dividend and option of

dividend payment in shares

PROPOSAL #4.: Approve the report on regulated                     ISSUER            YES             FOR                  FOR

agreements and commitments concluded in 2009 or

during previous years

PROPOSAL #5.: Approve the profit by M. Emmanuel                 ISSUER            YES             FOR                  FOR

Babeau under the additional pension scheme for French

 Directors in the Group

PROPOSAL #6.: Approve to renew the mandate of a                 ISSUER            YES         AGAINST           AGAINST

member of the Board of Directors, M. Henri Lachmann

PROPOSAL #7.: Approve to renew the mandate of a                 ISSUER            YES             FOR                  FOR

member of the Board of Directors, M. Serge Weinberg

PROPOSAL #8.: Approve to renew the mandate of a                 ISSUER            YES             FOR                  FOR

member of the Board of Directors, M. Gerard Martiniere

PROPOSAL #9.: Approve to renew the mandate of a                 ISSUER            YES             FOR                  FOR

member of the Board of Directors, M. Noel Forgeard

PROPOSAL #10.: Approve to renew the mandate of a                ISSUER            YES             FOR                  FOR

member of the Board of Directors, Mme. Cathy Kopp

PROPOSAL #11.: Approve to renew the mandate of a                ISSUER            YES             FOR                  FOR

member of the Board of Directors, M. James Ross

PROPOSAL #12.: Approve to renew the appointment of            ISSUER            YES             FOR                  FOR

the Ernst and Young ET Autre's as Statutory Auditor

for a 6 year period

PROPOSAL #13.: Appointment of the Ernst and Young ET         ISSUER            YES             FOR                  FOR

Autre's as a Deputy Auditor of the Company, the

Company Auditex for a 6 year period

PROPOSAL #14.: Approve to renew the appointment of            ISSUER            YES             FOR                  FOR

the Company Mazars as the Statutory Auditor for a 6

year period

PROPOSAL #15.: Appointment of the 'Mazars', Mr.                 ISSUER            YES             FOR                  FOR

Thierry Blanchetier as the Deputy Auditor of the

Company for  A 6-year period

PROPOSAL #16.: Authorize the company to purchase its         ISSUER            YES             FOR                  FOR

own shares: maximum share price EUR 100

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide, with a view to increasing, with suppression

of the preferential subscription right, and as part

of an odder as specified in II of Article L. 411-2 of

 the Code Monetaire et Financier [Monetary and

Financial Code], capital stock within a nominal limit

 of 100 million Euros [5% of capital stock], through

the issue of ordinary shares or any financial

security, granting access to capital stock by the

company or one of its subsidiaries, whose issue price

 will be set by the Board of Directors in accordance

with the procedures determined by the General Meeting

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock reserved for employees who

belong to the Company Savings Plan

PROPOSAL #E.19: Approve the increase in capital stock        ISSUER            YES             FOR                  FOR

 reserved for one category of beneficiaries: in

favour of employees of foreign companies within the

Group: either directly, or via entities acting on

PROPOSAL #E.20: Powers for formalities                                  ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCHRODERS PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G7860B102

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Directors report and the              ISSUER            YES             FOR                  FOR

accounts of the Company for the YE 31 DEC 2009

PROPOSAL #2: Approve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #3: Election of Robin Buchanan, who retires         ISSUER            YES             FOR                  FOR

in accordance with Article 79, as a

PROPOSAL #4: Re-election of Michael Miles, who                   ISSUER            YES             FOR                  FOR

retires in accordance with Article 80, as a Director

of the Company

PROPOSAL #5: Re-election of Merlyn Lowther, who                 ISSUER            YES             FOR                  FOR

retires in accordance with Article 80, as a Director

of the Company

PROPOSAL #6: Re-election of Bruno Schroder, who                 ISSUER            YES             FOR                  FOR

retires having served more than 9 years, as a

Director of the Company

PROPOSAL #7: Re-appointment of PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 LLP as Auditors of the Company to hold office from

the conclusion of this meeting until the conclusion

of the next general meeting at which accounts are

laid before the Company in accordance with Section

489 of the Companies Act 2006

PROPOSAL #8: Authorize the Directors to fix the                 ISSUER            YES             FOR                  FOR

remuneration of PricewaterhouseCoopers LLP as

Auditors of the Company

PROPOSAL #9: Authorize the Directors to allot equity         ISSUER            YES             FOR                  FOR

securities up to and aggregate nominal amount of GBP

5,000,000;  Authority shall expire on 30 MAY 2011 or

at the conclusion of the next AGM of the Company

after the passing of this resolution  whichever is

earlier   and the Directors may allot equity

securities in pursuance of such an offer or agreement

 as if the authority conferred hereby had not

expired, for the purposes of this authority the

expression equity securities shall mean equity

securities as specified in Section 560 of the

PROPOSAL #10: Approve the Schroders 2010 Long Term            ISSUER            YES             FOR                  FOR

Incentive Plan and authorize the Directors of the

Company to do all such acts and things necessary or

expedient to carry the same into effect

PROPOSAL #S.11: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006. to

 make one or more market purchases within the meaning

 of Section 693(4) of the Companies Act 2006 of non-

voting ordinary shares of GBP 1 each shares , subject

 to the following conditions: such authority be

limited to a maximum number of 14,400,000 Shares; in

the case of purchases made otherwise than by tender

offer, the maximum price, exclusive of expenses, at

which Shares may be purchases is the higher of 5%

above the average of the middle market quotations for

 the Shares as derived from the London Stock Exchange

 Daily Official List for the five business days

preceding the date on which the tender offer is

announced; the minimum price at which shares may be

purchased is GBP 1 per share, exclusive of expenses

PROPOSAL #S.12: Approve the general meeting other              ISSUER            YES             FOR                  FOR

than an AGM may be called on not less that 14 clear

days' notice

PROPOSAL #S.13: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions from the

Company's Memorandum of Association which, by virtue

of Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and that the regulations initialed by

the Chairman be adopted as the Articles of

Association of the Company in substitution for, and

to the exclusion of, the existing Articles of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCHWEIZERISCHE RUECKVERSICHERUNGS-GESELLSCHAFT  AG

  TICKER:                  N/A                 CUSIP:   H84046137

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the compensation report of 2009      ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Approve the annual report, and the              ISSUER            YES             FOR                  FOR

consolidated financial statements for the 2009 FY

PROPOSAL #2: Approve that the disposable profit for          ISSUER            YES             FOR                  FOR

2009 of Swiss Reinsurance Company Ltd (Parent

Company) be allocated as follows: retained earnings

brought forward from previous year: CHF 42,852,555;

2009 net profit for the year: CHF 1,070,068,181;

disposable profit: CHF 1,112,920,736; allocation of

profit: dividend: CHF 342,707,001; allocation to

reserves: CHF 720,000,000; and balance carried

forward: CHF 50,213,735

PROPOSAL #3: Grand discharge to the Members of the            ISSUER            YES             FOR                  FOR

Board of Directors for 2009

PROPOSAL #4: Approve to increase the Company's                   ISSUER            YES             FOR                  FOR

current conditional capital for employee

participation by CHF 1,093,084.50 from CHF 602,494.70

 to CHF 1,695,579.20 and amend Article 3b Paragraph 1

 of the Articles of Association

PROPOSAL #5.1: Amend Article 6 of the Articles of              ISSUER            YES             FOR                  FOR

Association regarding the form of the shares

PROPOSAL #5.2: Amend the Articles of Association to          ISSUER            YES             FOR                  FOR

include a new Article 22a in order to facilitate the

election of a Special Auditor

PROPOSAL #6.1.1: Re-elect Walter B. Kielholz to the          ISSUER            YES             FOR                  FOR

Board of Directors for a three-year term of office

PROPOSAL #6.1.2: Re-elect Robert A. Scott to the                ISSUER            YES             FOR                  FOR

Board of Directors for a two-year term of office

PROPOSAL #6.1.3: Elect Malcolm D. Knight as a new              ISSUER            YES             FOR                  FOR

Non-Executive, Independent Member of the Board of

Directors for a three-year term of office

PROPOSAL #6.1.4: Elect Carlos E. Represas as a new            ISSUER            YES             FOR                  FOR

Non-Executive, Independent Member of the Board of

Directors for a three-year term of office

PROPOSAL #6.1.5: Elect Jean-Pierre Roth as a new Non-        ISSUER            YES             FOR                  FOR

Executive, Independent Member of the Board of

Directors for a three-year term of office

PROPOSAL #6.2: Re-elect PricewaterhouseCoopers                   ISSUER            YES             FOR                  FOR

Limited, Zurich, (PwC) as the Auditor for a term of

office of one year

PROPOSAL #6.3: Elect OBT AG, Zurich, as the Special          ISSUER            YES             FOR                  FOR

Auditor, for a term of office of three years

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCOR SE, PUTEAUX

  TICKER:                  N/A                 CUSIP:   F15561677

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual Company accounts            ISSUER            YES             FOR                  FOR

for the year ending 31 DEC 2009

PROPOSAL #O.2: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

and determination of the dividend for the YE 31 DEC

2009

PROPOSAL #O.3: Approve the Option of dividend payment        ISSUER            YES             FOR                  FOR

 using shares

PROPOSAL #O.4: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the year ending 31 DEC 2009

PROPOSAL #O.5: Approve the agreements specified in            ISSUER            YES             FOR                  FOR

the Special Auditors' report pursuant to Article L.

225-38 of the Code du Commerce  Commercial Code

PROPOSAL #O.6: Approve the Directors' fees                           ISSUER            YES             FOR                  FOR

PROPOSAL #O.7: Appointment of Madame Monica                        ISSUER            YES             FOR                  FOR

Mondardini as a Company Director

PROPOSAL #O.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

operate using Company shares

PROPOSAL #O.9: Grant powers for formalities                         ISSUER            YES             FOR                  FOR

PROPOSAL #E.10: Authorize the Board of Directors                ISSUER            YES             FOR                  FOR

pursuant to the provisions of Article L. 225-129-2 of

 the Code du Commerce, to decide to incorporate

profits, reserves or premia in the capital stock

PROPOSAL #E.11: Authorize the Board of Directors                ISSUER            YES             FOR                  FOR

pursuant to the provisions of Article L. 225-129-2 of

 the Code du Commerce, to decide to issue shares

and/or tangible assets granting access to capital

stock or entitling debt securities, maintaining the

preferential subscription right

PROPOSAL #E.12: Authorize the Board of Directors                ISSUER            YES             FOR                  FOR

pursuant to the provisions of Article L. 225-129-2 of

 the Code du Commerce, to decide to issue, through a

public offer, shares and/or tangible assets granting

access to capital stock or entitling debt securities,

 removing the preferential subscription right

PROPOSAL #E.13: Authorize the Board of Directors                ISSUER            YES             FOR                  FOR

pursuant to the provisions of Articles L. 225-129-2

and L. 225-136 of the Code du Commerce, to decide,

through an offer as specified in II of Article L.

411-2 of the Code Monetaire et Financier Monetary and

 Financial Code  to issue shares and/or tangible

assets granting access to capital stock or entitling

debt securities, removing the preferential

subscription right

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue shares and/or tangible assets, granting access

to the Company's capital stock or entitling to debt

securities, in return for securities contributed to

the Company through a public exchange offer initiated

 by it

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue shares and/or tangible assets, granting access

to the Company's capital stock or entitling to debt

securities, through contributions in kind limited to

10% of its capital stock

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of securities in the event of an

increase in capital stock, with or without a

preferential subscription right

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue tangible assets granting access to the

Company's capital stock, with removal of the

shareholders' preferential subscription right,

granting it to a category of people firmly taking

Company capital stock securities

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce capital stock by cancelling self-held shares

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

grant options of subscription and/or purchase of

shares to paid members of staff and Managers and

Executive Directors

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate, free of charge, ordinary Company shares to

paid members of staff and Managers and Executive

Directors

PROPOSAL #E.21: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock by issuing shares reserved for

 members of savings plans, removing the preferential

subscription right enjoyed by these people

PROPOSAL #E.22: Approve the overall ceiling on                   ISSUER            YES             FOR                  FOR

capital stock increases

PROPOSAL #E.23: Approve the amendments to the Board          ISSUER            YES             FOR                  FOR

of Directors' mandate expiry rules and correlative

amendments to Articles 10-1 and 17 of the Company's

Articles of Association

PROPOSAL #E.24: Approve the amendments to the                     ISSUER            YES             FOR                  FOR

Chairman of the Board of Directors' mandate expiry

rules and correlative amendments to Articles 14 and

16 of the Company's Articles of Association

PROPOSAL #E.25: Grant powers for formalities                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCOTTISH AND SOUTHERN ENERGY PLC

  TICKER:                  N/A                 CUSIP:   G7885V109

  MEETING DATE:      7/23/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-appoint Mr. Thomas Andersen                       ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-appoint Mr. Susan Rice                                ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-appoint Mr. Gregor Alexander                      ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-appoint KPMG Audit Plc as the Auditor      ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the Auditor's remuneration

PROPOSAL #9.: Grant authority for the allotment of            ISSUER            YES             FOR                  FOR

shares

PROPOSAL #S.10: Approve to dissaply pre-emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.11: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own ordinary shares

PROPOSAL #S.12: Approve, 14 days' notice of general          ISSUER            YES             FOR                  FOR

meetings

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEADRILL LIMITED

  TICKER:                  N/A                 CUSIP:   G7945E105

  MEETING DATE:      9/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept the financial                     ISSUER            YES             FOR                  FOR

statements and the statutory reports

PROPOSAL #2.: Approve to set the maximum number of            ISSUER            YES             FOR                  FOR

Directors to be not more than 8

PROPOSAL #3.: Approve that the vacancies in the                 ISSUER            YES             FOR                  FOR

number of Directors be designated casual vacancies

and authorize the Board of Directors to fill such

casual vacancies as and when it deems fit

PROPOSAL #4.: Re-elect John Fredriksen as a Director         ISSUER            YES         AGAINST           AGAINST

of the Company

PROPOSAL #5.: Re-elect Tor Olav Troim as a Director          ISSUER            YES         AGAINST           AGAINST

of the Company

PROPOSAL #6.: Re-elect Kate Blankenship as a Director        ISSUER            YES         AGAINST           AGAINST

 of the Company

PROPOSAL #7.: Re-elect Kjell E. Jacobsen as a                     ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #8.: Re-elect Kathrine Fredriksen as a                 ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers A.S.         ISSUER            YES             FOR                  FOR

as the Auditors and authorize the Directors to

determine their remuneration

PROPOSAL #10.: Approve the remuneration of the                   ISSUER            YES             FOR                  FOR

Company's Board of Directors of a total amount of

fees not to exceed USD 650.000 for the YE 31 DEC 2009

PROPOSAL #11.: Transact any other business                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SECURITAS AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W7912C118

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Melker Schorling as the                ISSUER            YES             FOR                  FOR

Chairman of the meeting

PROPOSAL #3: Approve the voting list                                     ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of 1 or 2 person(s) to approve         ISSUER            YES             FOR                  FOR

the minutes

PROPOSAL #6: Approve to determine the compliance with        ISSUER            YES             FOR                  FOR

 the rules of convocation

PROPOSAL #7: Approve the President's report                         ISSUER            YES             FOR                  FOR

PROPOSAL #8.A: Presentation of the annual report and         ISSUER             NO              N/A                  N/A

the Auditor's report and the consolidated financial

statements and the Group Auditor's report

PROPOSAL #8.B: Presentation of the statement by the          ISSUER             NO              N/A                  N/A

Auditor on the compliance with the guidelines for

remuneration to management applicable since the last

AGM

PROPOSAL #8.C: Presentation of the Board's proposal          ISSUER             NO              N/A                  N/A

for appropriation of the Company's profit and the

Board's motivated statement thereon

PROPOSAL #9.A: Adopt the statement of income and the         ISSUER            YES             FOR                  FOR

balance sheet and the consolidated statement of

income and the consolidated balance sheet as per 31

PROPOSAL #9.B: Declare a dividend of SEK 3 per share;        ISSUER            YES             FOR                  FOR

 the dividend is expected to be distributed by

Euroclear Sweden AB starting 12 MAY 2010

PROPOSAL #9.C: Approve the record date for the                   ISSUER            YES             FOR                  FOR

dividend as 07 MAY 2010

PROPOSAL #9.D: Grant discharge to the Board of                   ISSUER            YES             FOR                  FOR

Directors and the President from liability for the FY

 2009

PROPOSAL #10: Approve to determine the number of                ISSUER            YES             FOR                  FOR

Board Members to 9, without Deputy Members

PROPOSAL #11: Approve that the fees to the Board                ISSUER            YES             FOR                  FOR

Members for the period up to and including the AGM

2011 shall amount to SEK 4,875,000 in total

(including fees for committee work) to be distributed

 between the Board Members as follows: the Chairman

of the Board shall receive SEK 1,000,000, the Deputy

Chairman shall receive SEK 725,000 and each of the

other Board Members, except the President, shall

receive SEK 450,000; as consideration for the

Committee work, the Chairman of the Audit Committee

shall receive SEK 200,000, the Chairman of the

Remuneration Committee shall receive SEK 100,000, the

 Members of the Audit Committee each SEK 100,000 and

the Members of the Remuneration Committee each SEK

PROPOSAL #12: Re-elect Fredrik Cappelen, Carl                     ISSUER            YES         AGAINST           AGAINST

Douglas, Marie Ehrling, Annika Falkengren, Stuart E.

Graham, Alf Goransson, Fredrik Palmstierna, Melker

Schorling and Sofia Schorling-Hogberg, as the Board

Members, for the period up to and including the AGM

2011, with Melker Schorling as the Chairman of the

PROPOSAL #13: PLEASE NOTE THAT THIS IS A                              ISSUER            YES             FOR               AGAINST

SHAREHOLDER'S PROPOSAL: re-elect Gustaf Douglas

(Investment AB Latour, etc.), Marianne Nilsson

(Swedbank Robur Fonder), Per-Erik Mohlin (SEB

Fonder/SEB Trygg Liv) and Mikael Ekdahl (Melker

Schorling AB) and elect Lars Rosen (Lansforsakringar)

 as the Members of the Nomination Committee; and

elect Gustaf Douglas as the Chairman of the

PROPOSAL #14: Approve the guidelines for the                       ISSUER            YES             FOR                  FOR

remuneration to the Management

PROPOSAL #15.A: Approve the implementation of a share        ISSUER            YES             FOR                  FOR

 and cash bonus scheme in accordance with the

specified main principles (the Incentive Scheme)

PROPOSAL #15B.1: Authorize the Board, in order to              ISSUER            YES             FOR                  FOR

enable the delivery of Bonus Shares in accordance

with the Incentive Scheme, on one or several

occasions, until the AGM 2011, for the acquisition of

 treasury shares of Series B; acquisition of shares

shall take place on the NASDAQ OMX Stockholm Exchange

 at a price within the price interval that may be

registered at any given time, referring to the

interval between the highest purchase price and the

lowest selling price; a maximum of 2,000,000 shares

(estimated based on historical actual bonus payments

and adjusted to the present number of bonus eligible

managers and an estimated share price of SEK 77) may

be acquired to secure the delivery of Bonus Shares

PROPOSAL #15B.2: Approve, in order to enable the                ISSUER            YES             FOR                  FOR

delivery of Bonus Shares in accordance with the

Incentive Scheme, the transfer of a maximum of

2,000,000 Securitas shares of series B (corresponding

 to the repurchased shares under (i) above); the

right to acquire shares shall accrue to participants

in the Incentive Scheme, with a right to acquire the

maximum number of shares according to the terms of

the Incentive Scheme; the transfer of shares shall

take place free of charge and shall be executed as

soon as reasonably possible following the entitlement

 of the participants to receive Bonus Shares under

the Incentive Scheme; in the event the maximum amount

 of treasury shares set forth in this item (b) CONTD

PROPOSAL #15B.3: Approve, in case the requisite                 ISSUER            YES         AGAINST           AGAINST

majority is not achieved as regards the resolution on

 items (i) - (ii) above, that the financial exposure

of the Incentive Scheme be hedged by the entry of

Securitas into a share swap agreement with a third

party, whereby the third party in its own name shall

acquire and transfer shares in the Company to

employees participating in the Scheme; the cost for

the swap will not exceed 0.3% on the share purchase

cost which would correspond to SEK 462,000 assuming a

 purchase of 2,000,000 shares at SEK 77

PROPOSAL #16: Closing of the Meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEGRO PLC (REIT), SLOUGH

  TICKER:                  N/A                 CUSIP:   G80277117

  MEETING DATE:      7/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the consolidate the issued and         ISSUER            YES             FOR                  FOR

unissued shares of the Company

PROPOSAL #S.2: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

ordinary shares in the capital of the Company and to

disapply pre-emption rights in connection with the

Placing and Open Offer

PROPOSAL #3.: Approve the acquisition of the entire          ISSUER            YES             FOR                  FOR

issued and to be issued share capital of Brixton plc

PROPOSAL #4.: Authorize the Directors to allot                   ISSUER            YES             FOR                  FOR

ordinary shares up to one third of the Company's

enlarged share capital

PROPOSAL #S.5: Authorize the Directors to allot share        ISSUER            YES             FOR                  FOR

 capital in the Company referred to in Resolution 4

above for cash on a non pre-emptive basis

PROPOSAL #S.6: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

additional share capital in the Company in connection

 with a rights issue in accordance with revised ABI

guidance

PROPOSAL #S.7: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

additional share capital in the Company referred to

in Resolution 6 above for cash on a non pre-emptive

PROPOSAL #S.8: Authorize the Company to make market          ISSUER            YES             FOR                  FOR

purchases of its own ordinary shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEGRO PLC (REIT), SLOUGH

  TICKER:                  N/A                 CUSIP:   G80277141

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements for the        ISSUER            YES             FOR                  FOR

 YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of 9.4 pence            ISSUER            YES             FOR                  FOR

per ordinary share

PROPOSAL #3: Approve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #4: Re-elect Ian Coull as a Director                      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Re-elect David Sleath as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Thom Wernink as a Director                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Re-appoint Deloitte LLP as the Auditors         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #8: Authorize the Directors to determine the        ISSUER            YES             FOR                  FOR

 remuneration of the auditors

PROPOSAL #S.9: Grant authority for the political                ISSUER            YES             FOR                  FOR

donations under the Companies Act 2006

PROPOSAL #S.10: Approve to confer on the Directors a         ISSUER            YES             FOR                  FOR

general authority to allot ordinary shares

PROPOSAL #S.11: Approve to disapply statutory pre-             ISSUER            YES             FOR                  FOR

emption rights relating to ordinary shares allotted

under to the authority granted by resolution 10

PROPOSAL #S.12: Approve to confer on the Directors an        ISSUER            YES             FOR                  FOR

 additional authority to allot ordinary shares in

connection with a rights issue

PROPOSAL #S.13: Approve to disapply statutory pre-             ISSUER            YES         AGAINST           AGAINST

emption rights relating to ordinary shares allotted

under to the authority granted in resolution 12

PROPOSAL #S.14: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases of its ordinary shares

PROPOSAL #S.15: Approve to enable a general meeting          ISSUER            YES             FOR                  FOR

other than an AGM to be held on not less than 14

clear days' notice

PROPOSAL #S.16: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #S.17: Authorize the Directors to pay scrip         ISSUER            YES             FOR                  FOR

dividends

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEGRO PLC (REIT), SLOUGH

  TICKER:                  N/A                 CUSIP:   G80277158

  MEETING DATE:      7/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the consolidate the issued and         ISSUER            YES             FOR                  FOR

unissued shares of the Company

PROPOSAL #S.2: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

ordinary shares in the capital of the Company and to

disapply pre-emption rights in connection with the

Placing and Open Offer

PROPOSAL #3.: Approve the acquisition of the entire          ISSUER            YES             FOR                  FOR

issued and to be issued share capital of Brixton plc

PROPOSAL #4.: Authorize the Directors to allot                   ISSUER            YES             FOR                  FOR

ordinary shares up to one third of the Company's

enlarged share capital

PROPOSAL #S.5: Authorize the Directors to allot share        ISSUER            YES             FOR                  FOR

 capital in the Company referred to in Resolution 4

above for cash on a non pre-emptive basis

PROPOSAL #S.6: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

additional share capital in the Company in connection

 with a rights issue in accordance with revised ABI

guidance

PROPOSAL #S.7: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

additional share capital in the Company referred to

in Resolution 6 above for cash on a non pre-emptive

PROPOSAL #S.8: Authorize the Company to make market          ISSUER            YES             FOR                  FOR

purchases of its own ordinary shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SERCO GROUP PLC

  TICKER:                  N/A                 CUSIP:   G80400107

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the annual review and accounts          ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009

PROPOSAL #2: Approve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #3: Declare a final dividend on the ordinary        ISSUER            YES             FOR                  FOR

 shares of the Company

PROPOSAL #4: Election of Alastair Lyons as a Non-               ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #5: Re-elect Christopher Hyman as an                     ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #6: Re-appoint Deloitte LLP as the Auditors         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #7: Authorize the Directors to agree the              ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #S.8: Authorize the Company to make market          ISSUER            YES             FOR                  FOR

purchases of its own shares within the meaning of

Section 693(4) of the Companies Act 2006

PROPOSAL #9: Authorize the Directors to allot                     ISSUER            YES             FOR                  FOR

relevant securities in accordance with the Company's

Articles of Association

PROPOSAL #S.10: Approve to disapply statutory pre-             ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #S.11: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #12: Authorize the Company and any Company          ISSUER            YES             FOR                  FOR

which is or becomes its subsidiary during the period

to which this resolution has effect to make political

 donations

PROPOSAL #S.13: Approve that a general meeting other         ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SES S.A., LUXEMBOURG

  TICKER:                  N/A                 CUSIP:   L8300G135

  MEETING DATE:      4/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Attendance list, quorum and adoption of        ISSUER             NO              N/A                  N/A

 the agenda

PROPOSAL #2.: Approve the nomination of a Secretary          ISSUER             NO              N/A                  N/A

and of two Scrutineers

PROPOSAL #3.: Approve the presentation by the                     ISSUER             NO              N/A                  N/A

Chairman of the Board of Directors of the 2009

activities report of the Board

PROPOSAL #4.: Approve the presentation on the main            ISSUER             NO              N/A                  N/A

developments during 2009 and perspectives

PROPOSAL #5.: Approve the presentation of the 2009            ISSUER             NO              N/A                  N/A

financial statements

PROPOSAL #6.: Approve the presentation of the audit          ISSUER             NO              N/A                  N/A

report

PROPOSAL #7.: Approve the balance sheet as of 31 DEC         ISSUER             NO              N/A                  N/A

2009 and of the 2009 profit and loss accounts

PROPOSAL #8.: Approve the decision on allocation of          ISSUER             NO              N/A                  N/A

2009 profits

PROPOSAL #9.: Approve the transfers between reserve          ISSUER             NO              N/A                  N/A

accounts

PROPOSAL #10.: Grant discharge to the Members of the         ISSUER             NO              N/A                  N/A

Board of Directors

PROPOSAL #11.: Grant discharge to the Auditor                      ISSUER             NO              N/A                  N/A

PROPOSAL #12.: Appointment of the Auditor for the              ISSUER             NO              N/A                  N/A

year 2010 and determine its remuneration

PROPOSAL #13.: Election of a New Board Member                      ISSUER             NO              N/A                  N/A

PROPOSAL #14.: Approve the resolution on Company                ISSUER             NO              N/A                  N/A

acquiring own FDRs and/or own A, or B shares

PROPOSAL #15.: Approve to determine the remuneration         ISSUER             NO              N/A                  N/A

of the Directors as follows: for the attendance at a

meeting of the Board of Directors or of a Committee

set up by the Board, the Directors shall receive a

remuneration of EUR 1,600; this remuneration is the

same for the Vice-chairman and the Chairman; a

Director participating by telephone at a meeting of

the Board or of a Committee set up by the Board,

shall receive a remuneration of EUR 800 for that

meeting; each Director shall receive a remuneration

of EUR 40,000 per year, regardless of the number of

attendances at meetings; the Vice-chairman shall

receive EUR 48,000 per year and the Chairman of the

Board shall receive EUR 10,000 per year; a Director,

other than the Chairman of the Board of Directors,

chairing one of the committees setup by the Board

shall receive an additional remuneration of EUR 8,000

 per year; all the amounts contained in the present

resolution will be net of any Luxembourgish

withholding tax on Directors' fees

PROPOSAL #16.: Miscellaneous                                                   ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEVERN TRENT PLC, BIRMIMGHAM

  TICKER:                  N/A                 CUSIP:   G8056D159

  MEETING DATE:      7/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 MAR 2009

PROPOSAL #4.: Re-appoint Mr. Tony Ballance                           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-appoint Sir John Egan                                  ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-appoint Mr. Gordon Fryett                           ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-appoint Mr. Tony Wray                                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8.: Re-appoint the Auditors                                    ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Grant authority for political donations        ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Approve to increase the authorized              ISSUER            YES             FOR                  FOR

share capital

PROPOSAL #11.: Grant authority to allot the shares             ISSUER            YES             FOR                  FOR

PROPOSAL #S.12: Approve to disapply pre-emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.13: Grant authority to purchase of own            ISSUER            YES             FOR                  FOR

shares

PROPOSAL #S.14: Approve to reduce notice period for          ISSUER            YES             FOR                  FOR

general meetings

PROPOSAL #15.: Approve to renew the Severn Trent                ISSUER            YES             FOR                  FOR

Sharesave Scheme

PROPOSAL #16.: Approve the Severn Trent share                     ISSUER            YES             FOR                  FOR

Matching Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SGS SA

  TICKER:                  N/A                 CUSIP:   H7484G106

  MEETING DATE:      3/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report and the                 ISSUER            YES             FOR                  FOR

accounts of SGS SA and of the SGS Group

PROPOSAL #2.: Approve the 2009 remuneration report            ISSUER            YES         AGAINST           AGAINST

[Consultative vote]

PROPOSAL #3.: Approve to release of the Board of                ISSUER            YES             FOR                  FOR

Directors and the Management

PROPOSAL #4.: Approve the appropriation of profits            ISSUER            YES             FOR                  FOR

resulting from the balance sheet of SGS SA

PROPOSAL #5.A: Election of Sergio Marchionne to the          ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.B: Election of Tiberto Ruy Brandolini D          ISSUER            YES         AGAINST           AGAINST

Adda to the Board of Directors

PROPOSAL #5.C: Election of August Von Finck to the            ISSUER            YES         AGAINST           AGAINST

Board of Directors

PROPOSAL #5.D: Election of August Francois Von Finck         ISSUER            YES         AGAINST           AGAINST

to the Board of Directors

PROPOSAL #5.E: Election of Peter Kalantzis to the              ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.F: Election of Thomas Limberger to the            ISSUER            YES         AGAINST           AGAINST

Board of Directors

PROPOSAL #5.G: Election of Shelby R. Du Pasquier to          ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #5.H: Election of Carlo Barel Di Sant Albano        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors

PROPOSAL #6.: Election of Deloitte SA as the Auditors        ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Ad-hoc                                                                 ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHIRE PLC

  TICKER:                  N/A                 CUSIP:   G8124V108

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Company's accounts for the          ISSUER            YES             FOR                  FOR

YE 31 DEC 2009 together with the Director's report

and the Auditor's report on those accounts

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3: Election of Mr. David Stout as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #4: Election of Mr. William Burns as a                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5: Re-appoint Deloitte LLP as the Auditors         ISSUER            YES             FOR                  FOR

of the Company to hold office from the conclusion the

 meeting to the conclusion of the AGM of the Company

to be held in 2011

PROPOSAL #6: Authorize the Audit, Compliance & Risk          ISSUER            YES             FOR                  FOR

Committee of the Board to determine the remuneration

of the Auditors

PROPOSAL #7: Approve to renew the authority of the            ISSUER            YES             FOR                  FOR

Directors to allot relevant Securities as defined in

the Company's Articles of Association  by Article 10

paragraph B  of the Company's Articles of Association

 and for this purpose the authorized allotment amount

 shall be GBP 9,366,113; and shall be solely in

connection with a rights issue  as defined in the

Company's Articles of Association, but only if and to

 the extent that such offer is implemented by way of

rights  of GBP 18,732,227 of relevant securities;

Authority expires the earlier of the allotment period

 on 27 APR 2010 and ending on the earlier of 26 JUL

2011 or the conclusion of the AGM of the Company to

be held in 2011 ; and the Directors may allot

relevant securities after the expiry of this

authority in pursuance of such an offer or agreement

made prior to such expiry

PROPOSAL #8: Approve the proposed amendments to the          ISSUER            YES             FOR                  FOR

Shire Portfolio Share Plan and authorize the

Directors to do all such things as may be necessary

to carry the same into effect

PROPOSAL #S.9: Approve to renew the authority of the         ISSUER            YES             FOR                  FOR

Directors, subject to the passing of Resolution 7, to

 allot equity securities  as defined in the Company's

 Articles of Association  wholly for cash, by Article

 10 paragraph (D) of the Company's Articles of

Association and for this purpose the non pre-emptive

amount  as defined in the Company's Articles of

Association   shall be GBP 1,404,917 of equity

securities;  Authority expires the earlier of the

period commencing on 27 APR 2010 and ending on the

earlier of 26 JUL 2011 or the conclusion of the AGM

of the Company to be held in 2011 ; and the Directors

 may allot equity securities after the expiry of this

 authority in pursuance of such an offer or agreement

 made prior to such expiry

PROPOSAL #S.10: Authorize the Company, pursuant to            ISSUER            YES             FOR                  FOR

Article 57 of the Companies  Jersey  Law 1991, to

make market purchases of 56,196,681 ordinary shares

in the capital of the Company, at a minimum price

exclusive of any expenses  of 5 pence and the maximum

 price  exclusive of any expenses  which shall be the

 higher of  a  an amount equal to 105% above the

average of the middle market quotation for a share as

 taken form the London Stock Exchange Daily Official

List for the 5 business days immediately preceding

the day on which that ordinary share is purchased and

  b the higher of the price of the last independent

trade and the highest current independent bid on the

London Stock Exchange Daily Official List at the time

 the purchase is carried out; CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SIEMENS A G

  TICKER:                  N/A                 CUSIP:   D69671218

  MEETING DATE:      1/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the report of the                 ISSUER             NO              N/A                  N/A

Supervisory Board, the Corporate Governance report,

the compensation report as well as the compliance

report for the 2008/2009 FY

PROPOSAL #2.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2008/2009 FY

with the Group financial statements, the Group annual

 report, and the reports pursuant to Sections 289[4]

and 315[4] of the German Commercial Code

PROPOSAL #3.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distribution profit of EUR 1,462,725,473.60 as

follows: payment of a dividend of EUR 1.60 per no-par

 share; EUR 75,124,747.20 shall be carried forward;

ex-dividend and payable date: 27 JAN 2010

PROPOSAL #4.A: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Peter Loescher

PROPOSAL #4.B: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Wolfgang Dehen

PROPOSAL #4.C: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Heinrich Hiesinger

PROPOSAL #4.D: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Joe Kaeser

PROPOSAL #4.E: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Barbara Kux [seit 17.11.2008]

PROPOSAL #4.F: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Jim Reid-Anderson [bis

30.11.2008]

PROPOSAL #4.G: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Hermann Requardt

PROPOSAL #4.H: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Siegfried Russwurm

PROPOSAL #4.I: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Peter Y. Solmssen

PROPOSAL #5.A: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Gerhard Cromme

PROPOSAL #5.B: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Berthold Huber

PROPOSAL #5.C: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Ralf Heckmann [bis 27.1.2009]

PROPOSAL #5.D: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Josef Ackermann

PROPOSAL #5.E: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Lothar Adler

PROPOSAL #5.F: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Jean-Louis Beffa

PROPOSAL #5.G: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Gerd von Brandenstein

PROPOSAL #5.H: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Michael Diekmann

PROPOSAL #5.I: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Hans Michael Gaul

PROPOSAL #5.J: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Peter Gruss

PROPOSAL #5.K: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Bettina Haller

PROPOSAL #5.L: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Hans-Juergen Hartung [seit

27.1.2009]

PROPOSAL #5.M: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Heinz Hawreliuk [bis 31.3.2009]

PROPOSAL #5.N: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Harald Kern

PROPOSAL #5.O: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Nicola Leibinger-Kammueller

PROPOSAL #5.P: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Werner Moenius

PROPOSAL #5.R: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Hakan Samuelsson

PROPOSAL #5.S: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Dieter Scheitor

PROPOSAL #5.T: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Rainer Sieg

PROPOSAL #5.U: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Birgit Steinborn

PROPOSAL #5.V: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Lord Iain Vallance of Tummel

PROPOSAL #5.W: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Sibylle Wankel [seit 1. 4. 2009]

PROPOSAL #6.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the Members of the Board of Managing Directors

PROPOSAL #7.: Appointment of Auditors for the                     ISSUER            YES             FOR                  FOR

2009/2010 FY: Ernst & Young A G, Stuttgart

PROPOSAL #8.: Authorization to acquire own shares:            ISSUER            YES             FOR                  FOR

the Company shall be authorized to acquire own shares

 of up to 10% of its share capital, at prices neither

 more than 10% above, nor more than 20% below, the

market price of the shares, from 01 MAR 2010 to 25

JUL 2011, the Board of Managing Directors shall be

authorized to retire the shares, to use the shares

within the scope of the Company's Stock Option Plans,

 to issue the shares to Employees and Executives of

the Company and its affiliates, to use the shares for

 mergers and acquisitions, to sell the shares at a

price not materially below their market price, and to

 use the shares for satisfying conversion or option

PROPOSAL #9.: Authorization to use derivatives for            ISSUER            YES             FOR                  FOR

the acquisition of own shares supplementary to item

8, the Company shall be authorized to use call and

put options for the purpose of acquiring own shares

PROPOSAL #10.: Resolution on the authorization to              ISSUER            YES             FOR                  FOR

issue convertible or warrant bonds, the creation of

new contingent capital, and the corresponding

amendments to the Articles of Association: the Board

of Managing Directors shall be authorized to issue

bonds of up to EUR 15,000,000,000, conferring

convertible or option rights for shares of the

Company, on or before 25 JAN 2015, shareholders shall

 be granted subscription rights, except for the issue

 of bonds conferring convertible and/or option rights

 for shares of the Company of up to 10% of the share

capital at a price not materially below their

theoretical market value, for residual amounts, for

the granting of subscription rights to holders of

previously issued convertible or option rights, and

for the issue of bonds against payment in kind,

especially in connection with mergers and

acquisitions, the Company's share capital shall be

increased accordingly by up to EUR 600,000,000

through the issue of up to 200,000,000 new registered

 no-par shares, insofar as convertible or option

rights are exercised, the authorization given by the

shareholders' meeting of 27 JAN 2009, to issue

convertible or warrant bonds and the corresponding

authorization to create a contingent capital 2009

shall be revoked

PROPOSAL #11.: Amendments to the Articles of                       ISSUER            YES             FOR                  FOR

Association: a] Section 18[3], in respect of

shareholders whose combined shares amount to at least

 one twentieth of the share capital being entitled to

 request in writing the convening of a shareholders'

meeting stating the purpose and the reasons for the

meeting; b] Section 19[5], in respect of the Board of

 Managing Directors being authorized to allow

shareholders to participate in a shareholders'

meeting by way of electronic means of communication;

c] Section 19[6], in respect of the Board of Managing

 Directors being authorized to provide for the

shareholders to exercise their right to vote, without

 participating at the meeting, in writing or by way

of electronic means of communication; d] Section

21[6] - deletion Section 19[7], in respect of the

chairman of the shareholders' meeting being

authorized to permit the audiovisual transmission of

the shareholders' meeting; e] Section 19[3]3, in

respect of the Company also being authorized to

announce shorter periods measured in days in the

notice of shareholders' meeting; f] Section 20, in

respect of proxy-voting instructions being

issued/withdrawn in writing; g] Section 21, in

respect of the chairman of the shareholders' meeting

determining the order of agenda items and the

sequence of voting; h] Section 24[3], in respect of

the documents being made available electronically on

the Company's website instead of physically

PROPOSAL #12.A: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Dr. Karl-Hermann Baumann in

which the latter agrees to pay a compensation of EUR

1,000,000 to the Company shall be approved

PROPOSAL #12.B: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Prof. Johannes Feldmayer in

which the latter agrees to pay a compensation of

approximately EUR 3,000,000 to the Company shall be

approved

PROPOSAL #12.C: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Dr. Klaus Kleinfeld in which

the latter agrees to pay a compensation of EUR

2,000,000 to the Company shall be approved

PROPOSAL #12.D: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Prof. Dr. Edward G. Krubasik

in which the latter agrees to pay a compensation of

EUR 500,000 to the Company shall be approved

PROPOSAL #12.E: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Rudi Lamprecht in which the

latter agrees to pay a compensation of EUR 500,000 to

 the Company shall be approved

PROPOSAL #12.F: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Prof. Dr. Heinrich V. Pierer

in which the latter agrees to pay a compensation of

EUR 5,000,000 to the Company shall be approved

PROPOSAL #12.G: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Dr. Juergen Radomski in which

 the latter agrees to pay a compensation of EUR

3,000,0 00 to the Company shall be approved

PROPOSAL #12.H: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Dr. Uriel Sharef in which the

 latter agrees to pay a compensation of EUR 4,000,000

 to the Company shall be approved

PROPOSAL #12.I: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Prof. Dr. Klaus Wucherer in

which the latter agrees to pay a compensation of EUR

500, 000 to the Company shall be approved

PROPOSAL #13.: Approval of the settlement agreement          ISSUER            YES             FOR                  FOR

with D&O insurance carriers the settlement agreement

between the Company and the D&O insurance carriers

Allianz global Corporate & Speciality AG, Zurich

Versicherung AG [Deutschland], Ace European Group

Limited, Liberty Mutual Insurance Europe Limited, and

 Swiss Re International Se, in which the insurance

carriers agree to pay up to EUR 100,000,000 to the

Company for the settlement of claims of the Company

in connection with the acts of corruption shall be

approved

PROPOSAL #14.: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Adjustment of the remuneration

for the Supervisory Board and the corresponding

amendment to the Articles of Association; each member

 of the Supervisory Board shall receive a fixed

annual remuneration of EUR 50,000, the chairman of

the Supervisory Board shall receive 4 times, and

every deputy chairman, twice this amount, in

addition, every member of the audit committee and the

 chairman committee shall receive one-half of the

abovementioned amount [the committee chairmen shall

receive the full amount], furthermore, each member of

 the compliance committee and the finance and

investment committee shall receive an additional

remuneration of one-fourth of the abovementioned

amount [the committee chairmen shall receive one-half

 of the amount], the members of the Supervisory Board

 shall also receive an attendance fee of EUR 1,000

per Supervisory Board meeting or committee meeting,

the fixed annual remuneration shall be adjusted

annually on the basis of the average development of

wages and salaries within the Company, furthermore,

the Company shall take out D&O insurance policies for

 the members of the Supervisory Board, the premium

for this insurance policy shall be paid by the

Company, the policy shall provide for a deductible of

 10% of damages up to a maximum of one-and-a-half

times the fixed annual remuneration for the

Supervisory Board, the Board of Managing Directors

PROPOSAL #15.: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Amendment to Section 2 of the

Articles of Association, as follows: when making

decisions, the Company shall take the interests of

all stakeholders into consideration: Shareholders,

Employees, Customers, and Suppliers, the Company

shall be fully aware of its social responsibility and

 commit itself to a sustainable corporate policy, the

 interests of shareholders and employees shall be

treated equally, the Board of Managing Directors and

the Supervisory Board recommend to reject this motion

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SKANDINAVISKA ENSKILDA BANKEN, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W25381141

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Sven Unger, Member of the            ISSUER             NO              N/A                  N/A

Swedish Bar Association, as a Chairman

PROPOSAL #3: Preparation and approval of the voting          ISSUER             NO              N/A                  N/A

list

PROPOSAL #4: Approval of the agenda                                       ISSUER             NO              N/A                  N/A

PROPOSAL #5: Election of one or two persons to check         ISSUER             NO              N/A                  N/A

the minutes of the meeting together with the Chairman

PROPOSAL #6: Determination of whether the meeting has        ISSUER             NO              N/A                  N/A

 been duly convened

PROPOSAL #7: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the Auditor's report as well as the consolidated

accounts and Auditors report on the consolidated

PROPOSAL #8: The President's speech                                       ISSUER             NO              N/A                  N/A

PROPOSAL #9: Adopt the profit and loss account and            ISSUER            YES             FOR                  FOR

balance sheet as well as the consolidated profit and

loss account and consolidated balance sheet

PROPOSAL #10: Approve a dividend of SEK 1 per share          ISSUER            YES             FOR                  FOR

and Monday 17 MAY 2010 as record date for the

dividend, if the meeting decides according to the

proposal, the dividend is expected to be distributed

by Euroclear on Thursday 20 MAY 2010

PROPOSAL #11: Grant discharge from liability of the          ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the President

PROPOSAL #12: Approve the information concerning the         ISSUER            YES             FOR                  FOR

work of the Nomination Committee

PROPOSAL #13: Approve to determine the number of                ISSUER            YES             FOR                  FOR

Directors to be elected by the meeting be set at 11

PROPOSAL #14: Approve an unchanged Directors' fee of         ISSUER            YES             FOR                  FOR

SEK 7,587,500 to be distributed as follows: SEK

2,062,500 to the Chairman of the Board of Directors,

SEK 3,525,000 to other Directors elected by the AGM

who are not employed in the Bank to be distributed

with SEK 450,000 each to the Vice Chairman and SEK

375,000 to other Directors, and SEK 2,000,000 for

committee work to be distributed as follows: Risk &

Capital Committee, Chairman SEK 510,000, other member

 SEK 325,000, Audit & Compliance Committee, Chairman

SEK 387,500, other member SEK 195,000 and

Remuneration & Human Resources Committee, Chairman

SEK 387,500, other member SEK 195,000; no fee for

Committee work is distributed to the Chairman of the

Board and employees in the Bank; Auditors' fee

payable according to approved invoice

PROPOSAL #15: Re-elect Annika Falkengren, Urban                 ISSUER            YES             FOR                  FOR

Jansson,Tuve Johannesson, Christine Novakovic, Jesper

 Oresen, Carl Wilhelm Ros, Jacob Wallenberg and

Marcus Wallenberg and election of Birgitta Kantola

and Signhild Arnegard Hansen as the Directors and

Marcus Wallenberg as the Chairman of the Board of

PROPOSAL #16: Approve the decision on a Nomination            ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #17: Approve the specified guidelines for            ISSUER            YES             FOR                  FOR

salary and other remuneration for the President and

Members of Group Executive Committee

PROPOSAL #18A: Approve the Share Savings Programme            ISSUER            YES             FOR                  FOR

2010

PROPOSAL #18B: Approve the Performance Share                       ISSUER            YES             FOR                  FOR

Programme 2010

PROPOSAL #18C: Approve the Share Matching Programme          ISSUER            YES             FOR                  FOR

2010

PROPOSAL #19A: Approve to allow the Bank to purchase         ISSUER            YES             FOR                  FOR

shares in the Bank in its securities business on a

regular basis during the time up to and including the

 2011 AGM in accordance with Chapter 7, Section 6 of

the Securities Markets Act lagen 2007: 528 om

vardepappersmarknaden up to a number not exceeding 3%

 of the total number of shares issued at each time in

 the Bank; the price of the shares purchased shall be

 the market price prevailing at the time of

PROPOSAL #19B: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide on the acquisition and sale on the stock

exchange of the Bank's own Class A-shares for the

year 2010 and previous years' long term equity based

programmes up to a number of 39,100,000 shares; the

authorization may be utilized on one or more

occasions; however not longer than until the 2011

AGM; acquisition and sale of shares may only take

place at a price within the price interval at any

time recorded on the stock exchange, and this shall

refer to the internal between the highest buying

price and the lowest selling price

PROPOSAL #19C: Approve to resolve that a maximum                ISSUER            YES             FOR                  FOR

number of the acquired Class A-shares in the Bank,

corresponding to the number of performance shares and

 shares respectively under the 2010 three long term

equity based programmes, including compensation for

dividends, may be sold/transferred to the

participants under the programmes who are entitled to

 acquire/receive shares; each and every participant

has the right to acquire/receive a maximum of the

number of shares that follows from the terms and

conditions of the programmes respectively; the right

may be exercised in the periods established under the

 programmes

PROPOSAL #19D: Authorize the Board to decide on the          ISSUER            YES             FOR                  FOR

acquisition and sale of the Bank's own Class A-shares

 and/or Class C-shares, mainly on the specified

conditions

PROPOSAL #20: Amend Section 8 of the Articles of                ISSUER            YES             FOR                  FOR

Association to comply with new requirements on notice

 to general meetings of shareholders in the Swedish

Companies Act expected to come into force before the

AGM in 2011

PROPOSAL #21: Approve the appointment of Auditors of         ISSUER            YES             FOR                  FOR

foundations that have delegated their business to the

 bank

PROPOSAL #22: Closing of the AGM                                            ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SKANSKA AB

  TICKER:                  N/A                 CUSIP:   W83567110

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Election of the Attorney Sven Unger as         ISSUER            YES             FOR                  FOR

the Chairman of the meeting

PROPOSAL #3.: Approve the list of shareholders                   ISSUER            YES             FOR                  FOR

entitled to vote at the meeting

PROPOSAL #4.: Approve the agenda                                            ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Election of two persons to check the            ISSUER            YES             FOR                  FOR

minutes together with the Chairman

PROPOSAL #6.: Approve to determine whether the                   ISSUER            YES             FOR                  FOR

meeting has been duly convened

PROPOSAL #7.: Approve the address by the Chairman and        ISSUER            YES             FOR                  FOR

 by the President

PROPOSAL #8.: Presentation of the annual report and          ISSUER             NO              N/A                  N/A

the Auditors report for 2009 and the consolidated

accounts and the Auditors report for the consolidated

 accounts for 2009

PROPOSAL #9.: Adopt the income statement and balance         ISSUER            YES             FOR                  FOR

sheet, and the consolidated income statement and the

consolidated balance sheet

PROPOSAL #10.: Approve a dividend of SEK 6.25 per              ISSUER            YES             FOR                  FOR

share for FY 2009, of which SEK 1.00 per share is an

extra dividend, 16 APR 2010 is proposed as the Record

 Date for payment of the dividend, if the Meeting

votes in favor of this motion, it is expected that

Euroclear Sweden AB will make dividend pay

PROPOSAL #11.: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Board and the President from liability for the FY

PROPOSAL #12.: Approve to determine the number of              ISSUER            YES             FOR                  FOR

Board Members at 9 and no deputies

PROPOSAL #13.: Approve a fee of SEK 1,350,000 be paid        ISSUER            YES             FOR                  FOR

 to the Chairman of the Board of Directors and SEK

450,000 to each of the other Board Members elected by

 the Meeting, with the exception of the President; a

special appropriation of SEK 150,000 is proposed for

each of the members on the Project Committee, SEK

100,000 to each of the members on the Audit Committee

 and SEK 125,000 to its Chairman, and SEK 75,000 to

each of the members on the Remuneration Committee;

the proposed compensation for committee work applies

to Board members elected by the Meeting, with the

exception of the President; the proposed fees and

compensation for committee work is unchanged from the

 preceding year; it is proposed that the fee to the

Auditor be paid in the amount shown on approved

invoices

PROPOSAL #14.: Re-election of Finn Johnsson, Johan            ISSUER            YES             FOR                  FOR

Karlstrom, Stuart Graham, Sverker Martin-Lof, Sir

Adrian Montague, Lars Pettersson, Matti Sundberg as

the Board Members and election of Josephine Rydberg-

Dumont and Charlotte Stromberg as the new Board

Members; Bengt Kjell has declined re-election;

election of attorney Sven Unger as the Board Chairman

PROPOSAL #15.: Approve that a mandate be given to the        ISSUER            YES             FOR                  FOR

 Chairman of the Board to contact the four to five

largest shareholders in terms of voting rights, each

of which will appoint a representative to comprise,

together with the Board Chairman, the Nomination

Committee for the period until a new Nomination the

Nomination Committee shall appoint a Chairman from

the largest shareholder refer to Euroclear Sweden

AB's registered and ownership grouped list of

shareholders as of 31 AUG 2010, if due to ownership

changes occurring after that date, it is deemed

necessary, the nomination committee is entitled to

offer one or two additional shareholders a position

on the nomination committee the Nomination Committee

shall appoint a Chairman from the largest shareholder

 in terms of voting rights, if a member of the

Nomination Committee leaves the committee before its

work is completed, a substitute shall be appointed,

if this is deemed necessary, by the CONTD.

PROPOSAL #16.: Approve the principles for salaries            ISSUER            YES             FOR                  FOR

and other remuneration to Senior Executives mainly

means that the combined remuneration shall be market-

related and competitive and that outstanding

performance shall be reflected in the total

remuneration, benefits shall comprise fixed salary,

variable remuneration, if any, other customary

benefits and pension; the variable remuneration shall

 be payable in either cash and/or shares and it shall

 be capped and related to the fixed salary,

distribution of shares shall have a vesting period of

 three years and be part of a long-term incentive

program; the variable remuneration must be based on

results in the relation to established targets and

designed to increase the community of interest

between the executive and the shareholders of the

company Pension benefits should be either defined-

benefit or defined-contribution schemes, or a

combination thereof, and normally provide right to

receive pension at 65 years of age, or, in individual

 cases at the earliest at 60 years of age, in

principle, variable remuneration shall not be

pensionable; the Board of Directors may under special

 circumstances deviate from these principles in

PROPOSAL #17.: Authorizes the Board to decide on                ISSUER            YES             FOR                  FOR

acquisitions of own Series B shares on the following

terms: acquisitions may only be made on the NASDAQ

OMX Stockholm at a price within the applicable range

of prices at any given time, meaning the interval

between the highest purchase price and lowest selling

 price; the authorization may be used on one or more

occasion, however, not longer than until the 2011

annual shareholder's meeting; a maximum of 4,500,000

series B shares in Skanska may be acquired for

securing delivery of shares to participants in SEOP

PROPOSAL #18.A: Approve the implementation of an                ISSUER            YES         AGAINST           AGAINST

Employee Ownership Program, as specified

PROPOSAL #18.B: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

resolve on acquisitions of Series B shares in Skanska

 on a regulated market and the transfer of acquired

own Series B shares to the participants in the

Program, as specified

PROPOSAL #18.C: Approve the Equity Swap Agreement              ISSUER            YES         AGAINST           AGAINST

with Third Party, as specified

PROPOSAL #19.: Closing of the Meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SKF AB

  TICKER:                  N/A                 CUSIP:   W84237143

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the AGM                                              ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Leif Ostling as a Chairman          ISSUER             NO              N/A                  N/A

for the meeting

PROPOSAL #3: Drawing up and approval of the voting            ISSUER             NO              N/A                  N/A

list

PROPOSAL #4: Approval of agenda                                              ISSUER             NO              N/A                  N/A

PROPOSAL #5: Election of persons to verify the minutes      ISSUER             NO              N/A                  N/A

PROPOSAL #6: Consideration of whether the meeting has        ISSUER             NO              N/A                  N/A

 been duly convened

PROPOSAL #7: Presentation of annual report and audit         ISSUER             NO              N/A                  N/A

report as well as consolidated accounts and audit

report for the Group

PROPOSAL #8: Address by the President                                    ISSUER             NO              N/A                  N/A

PROPOSAL #9: Adopt the income statement and balance          ISSUER            YES             FOR                  FOR

sheet and consolidated income statement and

consolidated balance sheet

PROPOSAL #10: Approve the distribution of profits; a         ISSUER            YES             FOR                  FOR

dividend for the FY 2009 of SEK 3.50 per share; it is

 proposed that shareholders with holdings recorded on

 Tuesday, 04 MAY 2010 be entitled to receive the

proposed dividend; subject to resolution by the AGM

in accordance with this proposal, it is expected that

 Euroclear will distribute the dividend on Friday 07

MAY 2010

PROPOSAL #11: Grant discharge to the Board Members            ISSUER            YES             FOR                  FOR

and the President from liability

PROPOSAL #12: Approve the determination of number of         ISSUER            YES             FOR                  FOR

Board Members at ten and no Deputy Members

PROPOSAL #13: Approve the determination of fee for            ISSUER            YES             FOR                  FOR

the Board of Directors; that the Board of Directors

for the period up to the end of the next AGM, receive

 a fee according to the following: a) a firm

allotment of SEK 3,500,000 to be distributed with SEK

 900,000 to the Chairman of the Board of Directors

and with SEK 325,000 to each of the other Board

Members elected by the AGM and not employed by the

Company; b) a variable allotment corresponding to the

 value, calculated as below, of 3,200 Company shares

of Series B to be received by the Chairman CONTD..

PROPOSAL #14: Re-elect Leif ostling, Ulla Litzen, Tom        ISSUER            YES             FOR                  FOR

 Johnstone, Winnie Kin Wah Fok, Hans-Olov Olsson,

Lena Treschow Torell, Peter Grafoner, Lars Wedenborn

and Joe Loughrey as the Board Members and election of

 Jouko Karvine as a Board Member and election of

Deputy Board Members including Leif Ostling as the

Chairman of the Board of Directors

PROPOSAL #15: Approve the determination of fee for            ISSUER            YES             FOR                  FOR

the Auditors; that the Auditor is paid for work

performed according to approved invoice

PROPOSAL #16: Approve the principles for remuneration        ISSUER            YES             FOR                  FOR

 of Group Management as specified

PROPOSAL #17: Approve the introduction of SKF's                 ISSUER            YES         AGAINST           AGAINST

Performance Share Programme 2010 as specified

PROPOSAL #18: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

decide upon the repurchase of the Company's own

shares for the period until the next AGM; the

authorization is proposed to embrace shares of Series

 A as well as Series B; the shares may be repurchased

 by operations on the NASDAQ OMX Stockholm AB;

repurchase may be decided so that the Company's

holding of own shares, at any given time, amount to a

 maximum of 5% of all shares issued by the Company; a

 repurchase on the NASDAQ OMX Stockholm AB may only

be made within the band of prices applying on the

exchange; this band of prices pertains to the range

between the highest purchase price and the lowest

PROPOSAL #19: Approve that the Company shall have a          ISSUER            YES             FOR                  FOR

Nomination Committee formed by one representative of

each one of the four major shareholders with regard

to the number of votes held as well as the Chairman

of the Board of Directors; when constituting the

Nomination Committee, the shareholdings on the last

banking day in AUG 2010 will determine which

shareholders are the largest with regard to the

number of votes held; the names of the four

shareholder representatives will be published as soon

 as they have been elected, however not later than

six months before the AGM in 2011; the Nomination

Committee shall remain in office until a new

Nomination Committee has been appointed; as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SMITH & NEPHEW GROUP P L C

  TICKER:                  N/A                 CUSIP:   G82343164

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the report and accounts                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the remuneration report                       ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve to confirm the interim dividends        ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-elect Mr. Adrian Hennah                                ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Mr. Ian E Barlow                                  ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Prof. Genevieve B. Berger                  ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Mr. Richard De Schutter                      ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-elect Dr. Rolf W. H. Stomberg                      ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-appoint the Auditors                                     ISSUER            YES             FOR                  FOR

PROPOSAL #10: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the remuneration of the Auditors

PROPOSAL #11: Approve to renew the Directors                       ISSUER            YES             FOR                  FOR

authority to allot shares

PROPOSAL #S.12: Approve the Smith and Nephew Global          ISSUER            YES             FOR                  FOR

Share Plan 2010

PROPOSAL #S.13: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #S.14: Approve to renew the Directors                   ISSUER            YES             FOR                  FOR

authority for the dissaplication of pre emption rights

PROPOSAL #S.15: Approve to renew the directors                   ISSUER            YES             FOR                  FOR

limited authority to make market purchases of the

Company's own shares

PROPOSAL #S.16: Grant authority to the general                   ISSUER            YES             FOR                  FOR

meetings to be held on 14 days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SMITHS GROUP PLC

  TICKER:                  N/A                 CUSIP:   G82401111

  MEETING DATE:      11/17/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the report and accounts                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Sir Kevin Tebbit as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Elect Ms. A. C. Quinn as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditor

PROPOSAL #7.: Approve the Auditors remuneration                  ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Grant authority to issue shares                     ISSUER            YES             FOR                  FOR

pursuant to Section 551 of Companies Act 2006

PROPOSAL #S.9: Grant authority to disapply pre                   ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #S.10: Grant authority to make market                   ISSUER            YES             FOR                  FOR

purchases of shares

PROPOSAL #S.11: Approve the changes to Articles of            ISSUER            YES             FOR                  FOR

Association and adopt the new Articles of Association

PROPOSAL #S.12: Grant authority to call general                 ISSUER            YES             FOR                  FOR

meetings other than annual general meetings on not

less than 14 clear days notice

PROPOSAL #13.: Grant authority to make political                ISSUER            YES             FOR                  FOR

donations and expenditure

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SNAM RETE GAS SPA, SAN DONATO MILANESE (MI)

  TICKER:                  N/A                 CUSIP:   T8578L107

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statement at 31         ISSUER             NO              N/A                  N/A

DEC 2009, consolidated financial  statement at 31 DEC

 2009, Board of Directors and Auditors, Independent

Auditors report

PROPOSAL #O.2: Approve the attribution of profit and         ISSUER             NO              N/A                  N/A

distribution of dividend

PROPOSAL #O.3: Approve the determination of number of        ISSUER             NO              N/A                  N/A

 Directors

PROPOSAL #O.4: Approve the determination of term of          ISSUER             NO              N/A                  N/A

an office of Directors

PROPOSAL #O.5.1: Approve the slate submitted by ENI          ISSUER             NO              N/A                  N/A

S.A regarding election of Messrs. Sardo Salvatore,

Malacarne Carlo, Croff Davide, Santini Renato,

Mantovani Massimo, Bernini Alessandro and permanent

Auditors   Mr. Mazzei Roberto and Mr. Schiavone Panni

 Francesco and Alternate Auditor Mr. Gamba Giulio

PROPOSAL #O.5.2: Approve the slate submitted by                 ISSUER             NO              N/A                  N/A

shareholders representing 2.13% of Company stock

capital: election of Messers. Lonzar Roberto, Oliveri

 Elisabetta, Stella Richter Mario and permanent

Auditors   Mr. Gatto Massimo and External Auditor Mr.

 Rinaldi Luigi

PROPOSAL #O.6: Appointment of the Chairman of the              ISSUER             NO              N/A                  N/A

Board of Directors

PROPOSAL #O.7: Approve the determination of emolument        ISSUER             NO              N/A                  N/A

 of Directors

PROPOSAL #O.8: Appointment of the Auditors                           ISSUER             NO              N/A                  N/A

PROPOSAL #O.9: Appointment of the Chairman of the              ISSUER             NO              N/A                  N/A

Board of Auditors

PROPOSAL #O.10: Approve to determine the remuneration        ISSUER             NO              N/A                  N/A

 of the Chairman of the Board of Auditors and regular

 Auditors

PROPOSAL #O.11: Approve the proposals for revocation         ISSUER             NO              N/A                  N/A

of task of auditing of PricewaterhouseCoopers and

assignment of task of auditing

PROPOSAL #E.1: Amend the Articles 1, 2, 3, 4, 5, 6,          ISSUER             NO              N/A                  N/A

8, 10, 11, 12, 16, 17, 18, 19, 22 and 23, abrogation

of Article 7

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOCIETE GENERALE, PARIS

  TICKER:                  N/A                 CUSIP:   F43638141

  MEETING DATE:      7/6/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Ratify the appointment of Mr. Frederic        ISSUER            YES             FOR                  FOR

 Oudea as a Board Member

PROPOSAL #O.2: Approve to increase the attendance              ISSUER            YES             FOR                  FOR

allowances

PROPOSAL #E.3: Approve the modification of the terms         ISSUER            YES             FOR                  FOR

of the preference shares-amendment of the statutes

PROPOSAL #E.4: Powers                                                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOCIETE GENERALE, PARIS

  TICKER:                  N/A                 CUSIP:   F43638141

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company accounts for FY            ISSUER            YES             FOR                  FOR

2009

PROPOSAL #O.2: Approve the allocation of the 2009              ISSUER            YES             FOR                  FOR

result setting of the dividend and its payment date

PROPOSAL #O.3: Approve the scrip dividend payment              ISSUER            YES             FOR                  FOR

option

PROPOSAL #O.4: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #O.5: Approve the continuation of the                   ISSUER            YES             FOR                  FOR

agreements regulated under Article L. 225-38 of the

Code de Commerce

PROPOSAL #O.6: Approve the continuation of the                   ISSUER            YES         AGAINST           AGAINST

retirement agreements regulated under Article L. 225-

42-1 of the Code de Commerce

PROPOSAL #O.7: Approve a retirement agreement                     ISSUER            YES             FOR                  FOR

regulated under Article L. 225-42-1 of the Code de

Commerce in favour of Mr. Jean-Francois Sammarcelli

PROPOSAL #O.8: Approve a retirement agreement                     ISSUER            YES             FOR                  FOR

regulated under Article L. 225-42-1 of the Code de

Commerce in favour of Mr. Bernardo Sanchez Incera

PROPOSAL #O.9: Approve a non-competition clause                 ISSUER            YES         AGAINST           AGAINST

agreement regulated under Article L. 225-42-1 of the

Code de Commerce relating to the departure of Mr.

Philippe Citerne

PROPOSAL #O.10: Approve a terminal grant agreement            ISSUER            YES         AGAINST           AGAINST

regulated under Article L. 225-42-1 of the Code de

Commerce should Mr. Frederic Oudea leave the Company

PROPOSAL #O.11: Approve the Continuation of the non-         ISSUER            YES         AGAINST           AGAINST

competition clause agreement regulated under Article

L. 225-42-1 of the Code de Commerce in favour of Mr.

Frederic Oudea

PROPOSAL #O.12: Approve to renewal of Mr. Robert                ISSUER            YES             FOR                  FOR

Castaigne's appointment as a Director

PROPOSAL #O.13: Approve to renewal of Mr. Gianemilio         ISSUER            YES             FOR                  FOR

Osculati's appointment as a Director

PROPOSAL #O.14: Approve the nomination of TBD as a            ISSUER            YES         ABSTAIN           AGAINST

Director [THIS RESOLUTION HAS BEEN WITHDRAWN]

PROPOSAL #O.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

trade in the Company's shares, but limited to 10% of

the authorised capital

PROPOSAL #E.16: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to increase the authorised capital, with

the preferential right of subscription maintained,

(i) by issuing ordinary shares or any transferable

securities giving access to the authorised capital of

 the Company or of its subsidiaries for a maximum

face value of the share issue of 460 million euros,

i.e. 49.7% of the authorised capital, with

apportionment to this amount of those set in the 17th

 to 22nd Resolutions, (ii) and/or by incorporation,

for a maximum face value of 550 million Euros

PROPOSAL #E.17: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to increase the authorised capital, with

the preferential right of subscription cancelled, by

issuing ordinary shares or any transferable

securities giving access to the authorised capital of

 the Company or of its subsidiaries for a maximum

face value of the share issue of 138 million Euros,

i.e. 14.9% of the authorised capital, with

apportionment of this amount to that set in the 16th

resolution and apportionment to this amount of those

set in the 18th and 19th Resolutions

PROPOSAL #E.18: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to increase the number of shares to be

issued if a capital increase is oversubscribed, with

or without the preferential right of subscription,

but limited to 15% of the initial issue and the caps

stipulated by the 16th and 17th Resolutions

PROPOSAL #E.19: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to increase the authorised capital, but

limited to 10% of the capital and the caps stipulated

 by the 16th and 17th resolutions, to pay for

contributions in kind of equity securities or

transferable securities giving access to the

authorised capital of other Companies, outside the

context of a bid

PROPOSAL #E.20: Authorize the Board of Directors, for        ISSUER            YES         AGAINST           AGAINST

 26 months, to increase the authorised capital or

transfer shares reserved for members of a Corporate

or Group Personal Equity Plan, but limited to 3% of

the capital and the cap stipulated by the 16th

PROPOSAL #E.21: Authorize the Board of Directors, for        ISSUER            YES         AGAINST           AGAINST

 26 months, to award options to subscribe to or

purchase shares, but limited to 4% of the capital and

 the cap stipulated by the 16th Resolution, the limit

 of 4% being a global cap for the 21st and 22nd

Resolutions, including a maximum of 0.2% for

Executive Directors

PROPOSAL #E.22: Authorize the Board of Directors, for        ISSUER            YES         AGAINST           AGAINST

 26 months, to award free existing or future shares,

but limited to 4% of the capital and the cap

stipulated by the 16th resolution, the limit of 4%

being a global cap for the 21st and 22nd Resolutions,

 including a maximum of 0.2% for Executive Directors

PROPOSAL #E.23: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

cancel, but limited to 10% per period of 24 months,

its own shares held by the Company

PROPOSAL #E.24: Amend the Articles of Association              ISSUER            YES             FOR                  FOR

following redemption and cancellation of preference

shares

PROPOSAL #E.25: Powers for the required formalities           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SODEXO, SAINT QUENTIN EN YVELINES

  TICKER:                  N/A                 CUSIP:   F84941123

  MEETING DATE:      1/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual and consolidated            ISSUER            YES             FOR                  FOR

financial statements for the 2008-2009 FY, grant

discharge to the Board of Directors of their duties

PROPOSAL #O.2: Approve the allocation of income and          ISSUER            YES             FOR                  FOR

decision concerning the dividend

PROPOSAL #O.3: Approve the agreements and commitment         ISSUER            YES         AGAINST           AGAINST

pursuant to Article L.225-38 of the Commercial Code

PROPOSAL #O.4: Approve the decision to set the amount        ISSUER            YES             FOR                  FOR

 for the attendance allowances for the FY 2009-2010

PROPOSAL #O.5: Authorize the Board of Directors for          ISSUER            YES             FOR                  FOR

the Company to purchase its own shares

PROPOSAL #E.6: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

reduce the share capital through the cancellation of

treasury shares

PROPOSAL #E.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

proceed with the increase of capital by issuing, with

 preferential subscription rights, common shares

and/or other securities giving access to the capital

PROPOSAL #E.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

increase the share capital by the incorporation of

premiums, reserves or profits

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

proceed with the capital increase by issuing shares

or securities giving access to the capital, reserved

to Members of Company Saving Plans, with cancellation

 of subscription rights in favor of the latter

PROPOSAL #E.10: Approve the gradual renewal of Board         ISSUER            YES             FOR                  FOR

Members' terms

PROPOSAL #O.11: Approve the renewal of Mrs. Nathalie         ISSUER            YES         AGAINST           AGAINST

Szabo's term as a Board Member

PROPOSAL #O.12: Approve the renewal of Mrs. Sophie            ISSUER            YES         AGAINST           AGAINST

Clamens' term as a Board Member

PROPOSAL #O.13: Approve the renewal of Mr. Pierre              ISSUER            YES         AGAINST           AGAINST

Bellon's term as a Board Member

PROPOSAL #O.14: Approve the renewal of Mr. Francois-         ISSUER            YES         AGAINST           AGAINST

Xavier Bellon's term as a Board Member

PROPOSAL #O.15: Approve the renewal of Ms. Astrid              ISSUER            YES         AGAINST           AGAINST

Bellon's term as a Board Member

PROPOSAL #O.16: Appoint Mr. Alain Marcheteau as a              ISSUER            YES             FOR                  FOR

Board Member

PROPOSAL #O.17: Grant powers                                                   ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOLARWORLD AG, BONN

  TICKER:                  N/A                 CUSIP:   D7045Y103

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and annual report, and the report

pursuant to Sections 289(4) and 315(4) of the German

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 107,437,741.29 as

follows: Payment of a dividend of EUR 0.16 per share

EUR 89,562,541.29 shall be allocated to the revenue

reserves ex-dividend and payable date: 21 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 members of the Board of Managing Directors

PROPOSAL #6.: Appointment of Auditors for the 2010            ISSUER            YES             FOR                  FOR

FY: BDO Deutsche Warentreuhand AG, Bonn

PROPOSAL #7.: Authorization to acquire own shares the        ISSUER            YES             FOR                  FOR

 company shall be authorized to acquire own shares of

 up to 10% of its share capital, at prices not

deviating more than 15% from the market price of the

shares on or before 20 MAY 2015, the Board of

Managing Directors shall be authorized to retire the

shares or to use the shares for acquisition purposes

PROPOSAL #8.: Resolution on the renewal of the                   ISSUER            YES         AGAINST           AGAINST

authorized capital, and the corresponding amendments

to the Articles of Association the authorized capital

 I, II, III and IV shall be revoked, the Board of

Managing Directors shall be authorized, with the

consent of the Supervisory Board, to increase the

share capital by up to EUR 55,860,000 through the

issue of new bearer or registered shares against

payment in cash and/or kind, on or before 20 MAY

2015, shareholders shall be granted subscription

rights, except for the issue of shares at a price not

 materially below their market price, and for the

issue of shares against payment in kind

PROPOSAL #9.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in connection with the shareholder rights

 Directive Implementation Law (ARUG) Section 3 shall

be amended in respect of the shareholders, meeting

being announced at least 30 days prior to the date of

 the meeting, Section 4a shall be amended in respect

of registration for participation in the

shareholders, meeting being required six days in

advance, Section 4d shall be amended in respect of

proxy voting instructions being transmitted by

electronic means, Section 4e shall be amended in

respect of absentee voting at the shareholders,

meeting being permitted, Section 4f shall be amended

in respect of the Company transmitting information to

 shareholders by electronic means

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOLVAY S A

  TICKER:                  N/A                 CUSIP:   B82095116

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Management reports on the            ISSUER             NO              N/A                  N/A

operations of the 2009 FY - External Auditor's reports

PROPOSAL #2: Approve the report on Corporate                       ISSUER             NO              N/A                  N/A

Governance including on remuneration policy

PROPOSAL #3: Consolidated accounts of the 2009 FY               ISSUER             NO              N/A                  N/A

PROPOSAL #4: Approve the annual accounts, the                     ISSUER             NO              N/A                  N/A

allocation of profits and the gross dividend

distribution for fully-paid shares at EUR 2.9333 or

EUR 2.20 (net of Belgian withholding tax). In view of

 the EUR 0.90 (net of Belgian withholding tax)

interim dividend paid on 14 JAN 2010 the balance of

the dividend to be distributed amounts to EUR 1.30

net of Belgian withholding tax), payable as of 18 MAY

PROPOSAL #5.a: Grant to discharge to the Directors            ISSUER             NO              N/A                  N/A

for the operations of the 2009 FY

PROPOSAL #5.b: Grant to discharge to the External              ISSUER             NO              N/A                  N/A

Auditor for the operations of the 2009 FY

PROPOSAL #6.a: Appointment of Mr. Yve S-Thibault De          ISSUER             NO              N/A                  N/A

Silguy as a Director to take over the mandate of Mr.

Whitso N Sadler mandate

PROPOSAL #6.b: Appoint of Mr. Yves-Thibault de Silguy        ISSUER             NO              N/A                  N/A

 as an Independent Director within the Board of

Directors; during its meeting of 01 MAR 2010, the

Works Council of Solvay S.A. Brussels was informed

about it, according to the Article 524 of the Code of

 Companies

PROPOSAL #6.c: Election of Evelyn du Monceau as non          ISSUER             NO              N/A                  N/A

independent Director to replace Mr. Karel Van Miert

PROPOSAL #6.d.1: Re-elect Mr. Denis Solvay, as a                ISSUER             NO              N/A                  N/A

Director for a period of 4 years, their term of

office will expire immediately after the AGM of May

PROPOSAL #6.d.2: Re-elect Mr. Jean Martin Folz, as a         ISSUER             NO              N/A                  N/A

Director for a period of 4 years, their term of

office will expire immediately after the AGM of May

PROPOSAL #6.d.3: Re-elect Mr. Jean Van Zeebroeck, as         ISSUER             NO              N/A                  N/A

a Director for a period of 4 years,their term of

office will expire immediately after the AGM of May

PROPOSAL #6.d.4: Re-elect Mr. Bernhard Scheuble, as a        ISSUER             NO              N/A                  N/A

 Director for a period of 4 years, their term of

office will expire immediately after the AGM of May

PROPOSAL #6.d.5: Re-elect ET Mr. Anton Van Rossum, as        ISSUER             NO              N/A                  N/A

 a Director for a period of 4 years, their term of

office will expire immediately after the AGM of May

2014

PROPOSAL #6.e.1: Approve to confirm Mr. Jean Martin          ISSUER             NO              N/A                  N/A

Folz, as an Independent Director within the Board of

Directors; during its meeting of 01 MAR 2010, the

Works Council of Solvay S.A. Brussels was informed

about it, according to the Article 524 of the Code of

 Companies

PROPOSAL #6.e.2: Approve to confirm Mr. Jean Van                ISSUER             NO              N/A                  N/A

Zeebroeck, as an Independent Director within the

Board of Directors, during its meeting of 01 MAR

2010, the Works Council of Solvay S.A. Brussels was

informed about it, according to the Article 524 of

the Code of Companies

PROPOSAL #6.e.3: Approve to confirm Mr. Bernhard                ISSUER             NO              N/A                  N/A

Scheuble, as an Independent Director within the Board

 of Directors, during its meeting of 01 MAR 2010, the

 Works Council of Solvay S.A. Brussels was informed

about it, according to the Article 524 of the Code of

 Companies

PROPOSAL #6.e.4: Approve to confirm ET Mr. Anton Van         ISSUER             NO              N/A                  N/A

Rossum, as an Independent Director within the Board

of Directors, during its meeting of 01 MAR 2010, the

Works Council of Solvay S.A. Brussels was informed

about it, according to the Article 524 of the Code of

 Companies

PROPOSAL #6.f.1: Appointment of Charles Casimir-                ISSUER             NO              N/A                  N/A

Lambert as an Independent Director within the Board

of Directors; during its meeting of 01 MAR 2010, the

Works Council of Solvay S.A. Brussels was informed

about it, according to the Article 524 of the Code of

 Companies

PROPOSAL #6.f.2: Appointment of Baron Herve Coppens          ISSUER             NO              N/A                  N/A

D'eeckenbrugge as an Independent Director within the

Board of Directors; during its meeting of 01 MAR

2010, the Works Council of Solvay S.A. Brussels was

informed about it, according to the Article 524 of

the Code of Companies

PROPOSAL #7.a: Appointment of the International Audit        ISSUER             NO              N/A                  N/A

 Company Deloitte represented by Mr. Eric Nys as an

External Auditor for a 3 year period; his term will

expire immediately after the AGM of MAY 2013; during

its meeting of March 01, the Works Council of Solvay

S.A. Brussels the Works Council of Solvay S.A.

Brussels was informed about it, according to the

Article 156 of the Code of Companies

PROPOSAL #7.b: Approve to set the remuneration of the        ISSUER             NO              N/A                  N/A

 External Auditor, which include statutory audits,

the consolidated financial statements and IFRS

reporting, to EUR 354,818 for 2010, EUR 351,270 for

the year 2011 and EUR 351,270 for year 2012; from FY

2011, the amounts will be increased annually for

inflation (index of consumer prices from December to

PROPOSAL #7.c: Appointment of the International Audit        ISSUER             NO              N/A                  N/A

 Company Deloitte represented by Mr. Frank Verhaegen

as a Substitute External Auditor for a 3-year period;

 his term will expire immediately after the AGM of

MAY 2013; during its meeting of March 29, the Works

Council of Solvay S.A. Brussels the Works Council of

Solvay S.A. Brussels was informed about it, according

 to the Article 156 of the Code of Companies

PROPOSAL #8: Any other business                                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SONOVA HOLDING AG, STAEFA

  TICKER:                  N/A                 CUSIP:   H8024W106

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, consolidated        ISSUER            YES             FOR                  FOR

 financial statements, and the financial statements

of Sonova Holding AG for 2009/10; acknowledge the

reports of the Statutory Auditor

PROPOSAL #2.: Approve to distribute out of the                   ISSUER            YES             FOR                  FOR

available CHF 578.053 million a dividend of CHF 1.20

gross [after deduction of 35% federal withholding tax

 CHF 0.78 net] per share; the remaining available

earnings of CHF 498.989 million shall be carried

forward

PROPOSAL #3.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and to the Management Board from

liability for their activities in 2009/10

PROPOSAL #4.: Election of John Zei as a new Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors for the statutory term of

office of three years

PROPOSAL #5.: Re-elect Pricewaterhousecoopers AG,              ISSUER            YES             FOR                  FOR

Zurich as Statutory Auditor

PROPOSAL #6.: Approve the adjustment to the Swiss              ISSUER            YES             FOR                  FOR

Federal Act on Intermediated Securities [FISA]

[adjustment of Article 7 of the Articles of

Association]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SSAB CORPORATION, LIDINGO

  TICKER:                  N/A                 CUSIP:   W8615U108

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of Advokat Sven Unger as the            ISSUER             NO              N/A                  N/A

Chairman of the meeting

PROPOSAL #2: Preparation and approval of the voting          ISSUER             NO              N/A                  N/A

register

PROPOSAL #3: Approval of the agenda proposed by the          ISSUER             NO              N/A                  N/A

Board of Directors

PROPOSAL #4: Election of 1 or 2 persons to attest the        ISSUER             NO              N/A                  N/A

 minutes of the meeting

PROPOSAL #5: Approve to determine whether the meeting        ISSUER             NO              N/A                  N/A

 has been duly convened

PROPOSAL #6: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the Auditors' report, as well as the consolidated

financial statements and the Auditors' report for the

 Group, in connection therewith: a) An address by the

 Chairman of the Board including a report on the work

 of the Board; b) An address by the President; c) A

report by the Auditor-in-charge regarding the audit

work

PROPOSAL #7.A: Adopt the income statement and balance        ISSUER            YES             FOR                  FOR

 sheet as well as the consolidated income statement

and consolidated balance sheet

PROPOSAL #7.B: Approve the allocation of the                       ISSUER            YES             FOR                  FOR

Company's result in accordance with the adopted

balance sheet; a dividend shall be paid in the amount

 of SEK 1.00 per share

PROPOSAL #7.C: Approve that the record date for the          ISSUER            YES             FOR                  FOR

right to receive dividends is Wednesday, 31 MAR 2010;

 payment from Euroclear Sweden AB is estimated to

take place on Wednesday, 07 APR 2010

PROPOSAL #7.D: Grant discharge from liability for the        ISSUER            YES             FOR                  FOR

 Directors and the President

PROPOSAL #8: A report regarding the work of the                 ISSUER             NO              N/A                  N/A

Nomination Committee

PROPOSAL #9: Approve to determine the number of the          ISSUER            YES             FOR                  FOR

Directors at 9

PROPOSAL #10: Approve to pay the Board fees in the            ISSUER            YES             FOR                  FOR

amount of SEK 1,200,000 to the Chairman of the Board

and SEK 400,000 to each director who is not employed

in the Group; compensation to the Directors in

respect of Committee work shall be paid in the amount

 of SEK 75,000 each, with the exception of the

position of Chairman of the Audit Committee, for

which payment shall be made in the amount of SEK

100,000; fees shall be paid to the Auditor in

accordance with approved invoices

PROPOSAL #11: Election of Messrs Carl Bennet, Anders         ISSUER            YES         AGAINST           AGAINST

G Carlberg, Olof Faxander, Sverker

PROPOSAL #12: Election of Sverker Martin-Lof as a              ISSUER            YES             FOR                  FOR

Chairman of the Board

PROPOSAL #13: Authorize the Chairman of the Board to         ISSUER            YES             FOR                  FOR

invite not less than three and not more than five of

the major shareholders in terms of votes to each

appoint a member who, together with the Chairman of

the Board, shall constitute a Nomination Committee;

the determination as to which shareholders constitute

 the three to five major shareholders in terms of

votes shall be based on ownership information from

Euroclear Sweden AB's register as per the final day

of trading in August  grouped by owner  unless, not

later than the sixth weekday in September, any other

shareholder gives written notice to the Chairman of

the Board and proves his status as one of the three

to five major shareholders in terms of votes; if

deemed appropriate as a consequence of any subsequent

 change in ownership structure, the Nomination

Committee shall be entitled to invite additional

PROPOSAL #14: Approve the specified guidelines to              ISSUER            YES             FOR                  FOR

determine the salaries and other compensation for the

 President and other Senior Executives, as specified

PROPOSAL #15: Amend the Articles of Association as            ISSUER            YES             FOR                  FOR

specified

PROPOSAL #16: Closure of the AGM                                            ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SSAB SVENSKT STAL AB

  TICKER:                  N/A                 CUSIP:   W8615U124

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Election of Advokat Sven Unger chairman        ISSUER             NO              N/A                  N/A

 of the meeting

PROPOSAL #2.: Preparation and approval of the voting         ISSUER             NO              N/A                  N/A

register

PROPOSAL #3.: Approval of the agenda proposed by the         ISSUER             NO              N/A                  N/A

Board of Directors

PROPOSAL #4.: Election of one or two persons to                 ISSUER             NO              N/A                  N/A

attest the minutes of the meeting

PROPOSAL #5.: Determination whether the meeting has          ISSUER             NO              N/A                  N/A

been duly convened0

PROPOSAL #6.: Presentation of the annual report and          ISSUER             NO              N/A                  N/A

the Auditors' report, as well as the consolidated

financial statements and the Auditors' report for the

 Group in connection therewith: a] an address by the

Chairman of the Board including a report on the work

of the Board; b] an address by the President; c] a

report by the Auditor-in-charge regarding the audit

work

PROPOSAL #7.A: Adopt the income statement and balance        ISSUER            YES         ABSTAIN           AGAINST

 sheet as well as the consolidated income statement

and consolidated balance sheet

PROPOSAL #7..B: Approve the allocation of the                     ISSUER            YES         ABSTAIN           AGAINST

Company's result in accordance with the adopted

balance sheet; a dividend shall be paid in the amount

 of SEK 1.00 per share

PROPOSAL #7.C: Approve the record date for the                   ISSUER            YES         ABSTAIN           AGAINST

dividends; wednesday, 31 MAR 2010 as the record date

for the right to receive dividends; payment from

Euroclear Sweden AB is estimated to take place on

wednesday, 07 APR 2010

PROPOSAL #7.D: Grant discharge from the liability to         ISSUER            YES         ABSTAIN           AGAINST

the Directors and the President

PROPOSAL #8.: A report regarding the work of the                ISSUER             NO              N/A                  N/A

Nomination Committee

PROPOSAL #9.: Approve to determine the nine number of        ISSUER            YES         ABSTAIN           AGAINST

 Directors

PROPOSAL #10.: Approve to pay the Board fees in the          ISSUER            YES         ABSTAIN           AGAINST

amount of SEK 1, 200,000 to the Chairman of the Board

 and SEK 400,000 to each director who is not employed

 in the Group Compensation to Directors in respect of

 Committee work shall be paid in the amount of SEK

75,000 each, with the exception of the position of

Chairman of the Audit Committee, for which payment

shall be made in the amount of SEK 100,000; fees

shall be paid to the Auditor in accordance with

approved invoices

PROPOSAL #11.: Re-elect Messrs. Carl Bennet, Anders G        ISSUER            YES         ABSTAIN           AGAINST

 Carlberg, Olof Faxander, Sverker Martin-Lof,

Marianne Nivert, Anders Nyr n, Matti Sundberg, Lars

Westerberg and John Tulloch as the Board of Directors

PROPOSAL #12.: Re-elect Mr. Sverker Martin-Lof as the        ISSUER            YES         ABSTAIN           AGAINST

 Chairman of the Board

PROPOSAL #13.: Authorize the Chairman of the Board to        ISSUER            YES         ABSTAIN           AGAINST

 invite not less than three and not more than five of

 the major shareholders in terms of votes to each

appoint a member who, together with the Chairman of

the Board, shall constitute a Nomination Committee;

the determination as to which shareholders constitute

 the three to five major shareholders in terms of

votes shall be based on ownership information from

Euroclear Sweden AB's register as per the final day

of trading in August [grouped by owner] unless, not

later than the sixth weekday in September, any other

shareholder gives written notice to the Chairman of

the Board and proves his status as one of the three

to five major shareholders in terms of votes; if

deemed appropriate as a consequence of any subsequent

 change in ownership structure, the Nomination

Committee shall be entitled to invite additional

shareholders to assume a place on the Nomination

Committee; however, the total number of Members shall

 not exceed six; the Member representing the largest

shareholder shall be Chairman of the Committee; the

composition of the Nomination Committee shall be

published not later than six months prior to the next

 AGM; in the event a member of the Nomination

Committee leaves the Committee before its work is

completed, the Chairman of the Board shall invite the

 same shareholder or, if the latter is no longer one

of the major shareholders, the shareholder who, in

terms of size of shareholding, is next entitled to

appoint a replacement. Members of the Nomination

Committee shall receive no fees, but any costs

incurred in the course of the nomination work shall

be borne by the Company; the term of office of the

Nomination Committee shall extend until the

PROPOSAL #14.: Approve the specified guidelines to            ISSUER            YES         ABSTAIN           AGAINST

determine the salaries and other compensation for the

 President and other senior executives

PROPOSAL #15.: Amend the Articles of Association as          ISSUER            YES         ABSTAIN           AGAINST

specified

PROPOSAL #16.: Closure of the AGM                                           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STANDARD CHARTERED PLC

  TICKER:                  N/A                 CUSIP:   G84228157

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Declare the final dividend                              ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report

PROPOSAL #4.: Re-elect Mr. J.F.T. Dundas as Non-                ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #5.: Re-elect Miss V.F. Gooding CBE as Non-         ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #6.: Re-elect Mr. R.H.P. Markham as Non-               ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #7.: Re-elect Mr. J.W. Peace as Chairman               ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-elect Mr. P.A. Sands as an Executive        ISSUER            YES         AGAINST           AGAINST

 Director

PROPOSAL #9.: Re-elect Mr. P.D. Skinner as Non-                  ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #10.: Re-elect Mr. O.H.J. Stocken, as Non-           ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #11.: Election of Mr. J.S. Bindra, who was          ISSUER            YES             FOR                  FOR

appointed as an Executive Director by the Board since

 the last AGM of the Company

PROPOSAL #12.: Election of Mr. R. Delbridge, who was         ISSUER            YES             FOR                  FOR

appointed as an Non-Executive Director by the Board

since the last AGM of the Company

PROPOSAL #13.: Election of Dr. Han Seung-soo KBE, who        ISSUER            YES             FOR                  FOR

 was appointed as an Non-Executive Director by the

Board since the last AGM of the Company

PROPOSAL #14.: Election of Mr. S.J. Lowth, who was            ISSUER            YES             FOR                  FOR

appointed as an Non-Executive Director by the Board

since the last AGM of the Company

PROPOSAL #15.: Election of Mr. A.M.G. Rees, who was          ISSUER            YES             FOR                  FOR

appointed as an Executive Director by the Board since

 the last AGM of the Company

PROPOSAL #16.: Re-appoint the Auditor                                    ISSUER            YES             FOR                  FOR

PROPOSAL #17.: Authorize the Board to set the                     ISSUER            YES             FOR                  FOR

Auditor's fees

PROPOSAL #18.: Authorize the Company and its                       ISSUER            YES             FOR                  FOR

subsidiaries to make political donations

PROPOSAL #19.: Authorize the Board to allot shares             ISSUER            YES             FOR                  FOR

PROPOSAL #20.: Approve to extend the authority to              ISSUER            YES             FOR                  FOR

allot shares

PROPOSAL #21.: Authorize the Board to allot shares in        ISSUER            YES             FOR                  FOR

 connection with the Indian listing

PROPOSAL #S.22: Approve to disapply pre-emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.23: Approve to disapply pre-emption                 ISSUER            YES             FOR                  FOR

rights in connection with the Indian listing

PROPOSAL #S.24: Authorize the Company to buy back its        ISSUER            YES             FOR                  FOR

 Ordinary Shares

PROPOSAL #S.25: Authorize the Company to buy back its        ISSUER            YES         AGAINST           AGAINST

 Preference Shares

PROPOSAL #S.26: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #S.27: Authorize the Company to call a                 ISSUER            YES             FOR                  FOR

general meeting other than an AGM on not less than 14

 clear days' notice

PROPOSAL #28.: Amend the Standard Chartered 2006                ISSUER            YES             FOR                  FOR

Restricted Share Scheme

PROPOSAL #29.: Approve the waiver in respect of the          ISSUER            YES             FOR                  FOR

reporting and annual review requirements in respect

of ongoing banking transactions with associates of

Temasek that the Company has not been able to identify

PROPOSAL #30.: Approve the waiver in respect of the          ISSUER            YES             FOR                  FOR

requirement to enter into fixed-term written

agreements with Temasek and its associates in respect

 of ongoing banking transactions

PROPOSAL #31.: Approve future ongoing banking                     ISSUER            YES             FOR                  FOR

transactions with Temasek and its associates,

including the waiver in respect of the requirement to

 set an annual cap

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STANDARD LIFE PLC

  TICKER:                  N/A                 CUSIP:   G84278103

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the annual report and Accounts          ISSUER            YES             FOR                  FOR

for 2009

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #3: Declare a final dividend for 2009                    ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-appoint PricewaterhouseCoopers LLP as        ISSUER            YES             FOR                  FOR

 the Auditors

PROPOSAL #5: Authorize the Directors to set the                 ISSUER            YES             FOR                  FOR

Auditors' fees

PROPOSAL #6.A: Re-elect Kent Atkinson                                    ISSUER            YES             FOR                  FOR

PROPOSAL #6.B: Re-elect Baroness McDonagh                             ISSUER            YES             FOR                  FOR

PROPOSAL #6.C: Re-elect David Nish                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7.A: Election of David Grigson                              ISSUER            YES             FOR                  FOR

PROPOSAL #7.B: Election of Sheelagh Whittaker                      ISSUER            YES             FOR                  FOR

PROPOSAL #8: Authorize the Directors to issue further        ISSUER            YES             FOR                  FOR

 shares

PROPOSAL #S.9: Approve to disapply share pre-emption         ISSUER            YES             FOR                  FOR

rights

PROPOSAL #S.10: Authorize the Company to buy back              ISSUER            YES             FOR                  FOR

shares

PROPOSAL #11: Approve to provide limited authority to        ISSUER            YES             FOR                  FOR

 make political donations and to incur political

expenditure

PROPOSAL #S.12: Approve to allow the Company to call         ISSUER            YES             FOR                  FOR

general meetings on 14 days' notice

PROPOSAL #S.13: Adopt a new Articles of Association           ISSUER            YES             FOR                  FOR

PROPOSAL #14: Approve the new Standard Life                        ISSUER            YES             FOR                  FOR

Investments Long-Term Incentive Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STATOIL ASA

  TICKER:                  N/A                 CUSIP:   R4446E112

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the AGM by the Chair of the          ISSUER             NO              N/A                  N/A

corporate assembly

PROPOSAL #2: Election of a Chair of the meeting                  ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the notice and the agenda                    ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the registration of attending            ISSUER            YES             FOR                  FOR

shareholders and the proxies

PROPOSAL #5: Election of two persons to co-sign the          ISSUER            YES             FOR                  FOR

minutes together with the chair of the meeting

PROPOSAL #6: Approve the annual report and the                   ISSUER            YES             FOR                  FOR

accounts for Statoil Asa and the Statoil Group for

2009 including the Board of Directors proposal for

distribution of dividend

PROPOSAL #7: Approve the declaration on stipulation          ISSUER            YES             FOR                  FOR

of salary and other remuneration for Executive

PROPOSAL #8: Approve the determination of                            ISSUER            YES             FOR                  FOR

remuneration for the Company's Auditor

PROPOSAL #9.1: Election of Olaug Svarva as a Member          ISSUER            YES             FOR                  FOR

of the Corporate Assembly

PROPOSAL #9.2: Election of Idar Kreutzer as a Member         ISSUER            YES             FOR                  FOR

of the Corporate Assembly

PROPOSAL #9.3: Election of Karin Aslaksen as a Member        ISSUER            YES             FOR                  FOR

 of the Corporate Assembly

PROPOSAL #9.4: Election of Greger Mannsverk as a                ISSUER            YES             FOR                  FOR

Member of the Corporate Assembly

PROPOSAL #9.5: Election of Steinar Olsen as a Member         ISSUER            YES             FOR                  FOR

of the Corporate Assembly

PROPOSAL #9.6: Election of Ingvald Stroemmen as a              ISSUER            YES             FOR                  FOR

Member of the Corporate Assembly

PROPOSAL #9.7: Election of Rune Bjerke as a Member of        ISSUER            YES             FOR                  FOR

 the Corporate Assembly

PROPOSAL #9.8: Election of Tore Ulstein as a Member          ISSUER            YES             FOR                  FOR

of the Corporate Assembly

PROPOSAL #9.9: Election of Live Haukvik Aker as a              ISSUER            YES             FOR                  FOR

Member of the Corporate Assembly

PROPOSAL #9.10: Election of Siri Kalvig as a Member          ISSUER            YES             FOR                  FOR

of the Corporate Assembly

PROPOSAL #9.11: Election of Thor Oscar Bolstad as a          ISSUER            YES             FOR                  FOR

Member of the Corporate Assembly

PROPOSAL #9.12: Election of Barbro Haetta-Jacobsen as        ISSUER            YES             FOR                  FOR

 a Member of the Corporate Assembly

PROPOSAL #10: Approve the determination of                          ISSUER            YES             FOR                  FOR

remuneration for the Corporate Assembly

PROPOSAL #11.1: Election of Olaug Svarva as a Member         ISSUER            YES             FOR                  FOR

of the Nomination Committee until the AGM in 2012

PROPOSAL #11.2: Election of Bjoern Staale Haavik as a        ISSUER            YES             FOR                  FOR

 Member of the Nomination Committee until the AGM in

2012

PROPOSAL #11.3: Election of Tom Rathke as a Member of        ISSUER            YES             FOR                  FOR

 the Nomination Committee until the AGM in 2012

PROPOSAL #11.4: Election of Live Haukvik Aker as a            ISSUER            YES             FOR                  FOR

Member of the Nomination Committee until the AGM in

2012

PROPOSAL #12: Approve the determination of                          ISSUER            YES             FOR                  FOR

remuneration for the Nomination Committee

PROPOSAL #13: Grant authority to acquire Statoil                ISSUER            YES             FOR                  FOR

shares in the market in order to continue

implementation of the Share Saving Plan for employees

PROPOSAL #14: Grant autority to acquire Statoil                 ISSUER            YES             FOR                  FOR

shares in the market for annulment

PROPOSAL #15: Approve the changes to Articles of                ISSUER            YES             FOR                  FOR

Association: 1) Articles of Association Section 4; 2)

 Articles of Association Section 5; 3) Articles of

Association Section 7; 4) Articles of Association

Section 9; 5) Articles of Association Section 11

PROPOSAL #16: PLEASE NOTE THAT THIS IS A SHAREHOLDER         ISSUER            YES         AGAINST               FOR

PROPOSAL: approve the proposal from a Shareholder

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STMICROELECTRONICS N V

  TICKER:                  N/A                 CUSIP:   N83574108

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Approve the Board of Directors' report          ISSUER             NO              N/A                  N/A

on financial year 2009 and related discussion

PROPOSAL #3: Receive the report of the Supervisory            ISSUER             NO              N/A                  N/A

Board on FY 2009 and related discussion

PROPOSAL #4.a: Approve a Corporate Governance                      ISSUER             NO              N/A                  N/A

PROPOSAL #4.b: Approve the balance sheet as of FY 2009      ISSUER            YES             FOR                  FOR

PROPOSAL #4.c: Adopt a dividend of USD 0.28 for each         ISSUER            YES             FOR                  FOR

ordinary share for FY 2009

PROPOSAL #4.d: Grant discharge of the sole Member of         ISSUER            YES             FOR                  FOR

the Managing Board

PROPOSAL #4.e: Grant discharge of the Supervisory              ISSUER            YES             FOR                  FOR

Board Members

PROPOSAL #5: Approve to confirm surveillance councils        ISSUER            YES             FOR                  FOR

 Member

PROPOSAL #6: Appointment of PricewaterhouseCoopers            ISSUER            YES             FOR                  FOR

Accountants N:V. as the External Auditors

PROPOSAL #7: Approve the shares remuneration portion         ISSUER            YES         AGAINST           AGAINST

for Chairman and Chief Executive Officer

PROPOSAL #8: Authorize the Board of Directors to buy         ISSUER            YES             FOR                  FOR

own shares for 18 months starting from meeting

resolutions up on approval of surveillance council

PROPOSAL #9: Question time                                                       ISSUER             NO              N/A                  N/A

PROPOSAL #10: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STORA ENSO OYJ, HELSINKI

  TICKER:                  N/A                 CUSIP:   X21349117

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Matters of order for the meeting                      ISSUER             NO              N/A                  N/A

PROPOSAL #3: Election of persons to confirm the                 ISSUER             NO              N/A                  N/A

minutes and to supervise the counting of votes

PROPOSAL #4: Recording the legality of the meeting             ISSUER             NO              N/A                  N/A

PROPOSAL #5: Recording the attendance at the meeting         ISSUER             NO              N/A                  N/A

and adoption of the list of votes

PROPOSAL #6: Presentation of the annual accounts and         ISSUER             NO              N/A                  N/A

the report of the Board of Directors and the

auditor's report for the year 2009

PROPOSAL #7: Adopt the accounts                                              ISSUER            YES             FOR                  FOR

PROPOSAL #8: Approve to pay EUR 0.20 per share as              ISSUER            YES             FOR                  FOR

capital return

PROPOSAL #9: Grant discharge from Liability                         ISSUER            YES             FOR                  FOR

PROPOSAL #10: Approve the remuneration of Board                 ISSUER            YES             FOR                  FOR

members

PROPOSAL #11: Approve the number of Board members               ISSUER            YES             FOR                  FOR

PROPOSAL #12: Re-elect Messrs. G. Brock, B.Kantola,          ISSUER            YES             FOR                  FOR

J. Rantanen, H.Straberg, M.Vuoria, M. Wallenberg as

the Board Members and elect C. Grasso and M. Makinen

as the new Members of Board

PROPOSAL #13: Approve the remuneration of Auditor               ISSUER            YES             FOR                  FOR

PROPOSAL #14: Re-elect Authorized Public Accountants         ISSUER            YES             FOR                  FOR

Deloitte and Touche Oy as a Auditor

PROPOSAL #15: Appoint the Nomination Committee                    ISSUER            YES         AGAINST           AGAINST

PROPOSAL #16: Amend the Articles of Association                  ISSUER            YES             FOR                  FOR

PROPOSAL #17: Decision making order                                       ISSUER             NO              N/A                  N/A

PROPOSAL #18: Closing of Meeting                                            ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STRAUMANN HLDG AG

  TICKER:                  N/A                 CUSIP:   H8300N119

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of the 2009            ISSUER            YES             FOR                  FOR

business report and the reports of the Auditors

PROPOSAL #2.: Approve the 2009 annual report                       ISSUER            YES             FOR                  FOR

(including the compensation report), the 2009 annual

financial statements and the 2009 consolidated

financial statements

PROPOSAL #3.: Approve to vote on the appropriation of        ISSUER            YES             FOR                  FOR

 available earnings

PROPOSAL #4.: Grant discharge to the Board of                     ISSUER            YES         AGAINST           AGAINST

Directors

PROPOSAL #5.1: Re-election of Dr. Sebastian                        ISSUER            YES             FOR                  FOR

Burckhardt as a Director

PROPOSAL #5.2: Re-election of Dominik Ellenrieder as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #5.3: Re-election of Dr. H. C. Thomas                   ISSUER            YES             FOR                  FOR

Straumann as a Director

PROPOSAL #5.4: Re-election of Gilbert Achermann as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.5: Election of Roland Hess as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #5.6: Election of Ulrich Looser as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #5.7: Election of Dr. Beat Luethi as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.8: Election of Stefan Meister as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: Appointment of the Auditors                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUEDZUCKER AG, MANNHEIM

  TICKER:                  N/A                 CUSIP:   D82781101

  MEETING DATE:      7/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2008/2009 FY

with the report of the Supervisory Board, the Group

financial statements and annual report, and the

report pursuant to Sections 289(4) and 315(4) of the

German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 75,748,203.02 as follows:

 Payment of a dividend of EUR 0.40 per share EUR

6,759.82 shall be carried forward Ex-dividend and

payable date: 22 JUL 2009

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Election Mr. Georg Koch to the                       ISSUER            YES         AGAINST           AGAINST

Supervisory Board

PROPOSAL #6.: Appointment of Auditors for the                     ISSUER            YES             FOR                  FOR

2009/2010 FY: PricewaterhouseCoopers AG, Frankfurt

PROPOSAL #7.: Creation of authorized capital, and the        ISSUER            YES             FOR                  FOR

 Corresponding amendment to the Articles of

Association, the Board of Managing Directors shall be

 authorized, with the consent of the Supervisory

Board, to increase the share capital by up to EUR

15,000,000 through the issue of new shares against

payment in cash and/or kind, on or before 30 JUN

2014, Shareholders shall be granted subscription

rights, except for the issue of shares against

payment in kind, for residual amounts, for the issue

of rights to holders of conversion or option rights,

and for the issue of new shares at a price not

materially below their market price

PROPOSAL #8.: Authorization to acquire own shares the        ISSUER            YES             FOR                  FOR

 Company shall be authorized to acquire own shares of

 up to 10% of its share capital, at prices not

deviating more than 10% from the market price, on or

before 20 JAN 2011 the Board of Managing Directors

shall be authorized to dispose of the shares in a

manner other than the stock exchange or a rights

offering if the shares are sold at a price not

materially below their market price, to use the

shares for acquisition purposes or for the

fulfillment of conversion or option rights, and to

PROPOSAL #9.: Revision of the authorization to issue         ISSUER            YES             FOR                  FOR

profit sharing certificates or bonds, the creation of

 contingent capital, and the Corresponding amendments

 to the Articles of Association the previous

authorization to issue profit sharing certificates or

 bonds, and the related contingent capital, shall be

revoked, the Board of Managing Directors shall be

authorized, with the consent of the Supervisory

Board, to issue profit sharing certificates or bonds

of up to EUR 400,000,000, conferring a conversion or

option right for new shares of the Company, on or

before 20 JUL 2014 Shareholders shall be granted

subscription rights, except for residual amounts, and

 insofar as the profit sharing certificates or bonds

are issued at a price not materially below their

theoretical market value, as well as for the granting

 of subscription rights to holders of previously

granted option or conversion rights the share capital

 shall be increased by up to EUR 15,000,000 through

the issue of up to 15,000,000 new bearer shares,

insofar as conversion or option rights are exercised

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUEZ ENVIRONNEMENT COMPANY, PARIS

  TICKER:                  N/A                 CUSIP:   F4984P118

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's accounts for the        ISSUER            YES             FOR                  FOR

 YE 31 DEC 2009

PROPOSAL #O.2: Approve the allocation of the                       ISSUER            YES             FOR                  FOR

consolidated accounts for the YE 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009

PROPOSAL #O.4: Approve the agreements regulated under        ISSUER            YES             FOR                  FOR

 Articles L.225-38 et seq. and L.225-42-1 of the Code

 de Commerce

PROPOSAL #O.5: Approve to set the amount allocated            ISSUER            YES             FOR                  FOR

for the Directors' attendance fees for the year

PROPOSAL #O.6: Ratify the co-opting of Mr. Patrick            ISSUER            YES             FOR                  FOR

Ouart as a Director

PROPOSAL #O.7: Appointment of Mr. Jerome Tolot as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #O.8: Appointment of Mr. Dirk Beeuwsaert as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #O.9: Appointment of Mr. Alain Chaigneau as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #O.10: Appointment of Mr. Guillaume Pepy as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #O.11: Appointment of Mr. Gilles Benoist as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #O.12: Appointment of Mr. Gerald Arbola as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #O.13: Authorize the Company to trade in its        ISSUER            YES             FOR                  FOR

 own shares

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the authorized capital by canceling shares

held by the Company itself

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the Company's authorized capital by issuing,

 with the preferential right of subscription

maintained, equity securities and/or any transferable

 securities giving access immediately or at some

future date to the Company's shares

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the Company's authorized capital by issuing,

 with the preferential right of subscription

cancelled, equity securities and/or any transferable

securities giving access immediately or at some

future date to the Company's shares

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue, by means of an offer pursuant to Article

L.411-2 II of the Code monetaire et financier, shares

 and transferable securities giving access to the

Company's authorized capital, with the preferential

right of subscription for the shareholders cancelled

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the value of issues made, with the

preferential right of subscription for the

shareholders maintained or cancelled, but capped at

15% of the value of the initial issue

PROPOSAL #E.19: Authorize the Board of Directors in          ISSUER            YES             FOR                  FOR

the event of an issue, with the preferential right of

 subscription for the shareholders cancelled, of

equity securities and/or any transferable securities

giving access, immediately or at some future date, to

 the Company's authorized capital, in order to set

the issue price, but capped at 10% of the Company's

authorized capital, according to the procedures

ordered by the general meeting

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the Company's authorized capital, as payment

 for contributions in kind of equity securities or

transferable securities giving access to the

authorized capital

PROPOSAL #E.21: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the authorized capital by incorporation of

premia, reserves, profits or any other sum whose

capitalization is permitted

PROPOSAL #E.22: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the Company's authorized capital, as payment

 for contributions in kind made pursuant to a Public

Exchange Offer launched by the Company

PROPOSAL #E.23: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue composite transferable securities representing

debts

PROPOSAL #E.24: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the authorized capital by issuing shares or

transferable securities giving access to the capital,

 reserved for members of personal equity plans, with

the preferential right of subscription for

shareholders cancelled in favor of said members

PROPOSAL #E.25: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the authorized capital, with the

preferential right of subscription for shareholders

cancelled, in favor of all entities whose exclusive

object is to subscribe to, hold and sell the

Company's shares or other equity capital pursuant to

the use of one of the multiple formulae of the Suez

Environnement Group's International Collective

PROPOSAL #E.26: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate free shares

PROPOSAL #E.27: Powers for the legal formalities                ISSUER            YES             FOR                  FOR

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  ISSUER:                  SVENSKA CELLULOSA AKTIEBOLAGET SCA

  TICKER:                  N/A                 CUSIP:   W90152120

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting and election of          ISSUER            YES             FOR                  FOR

Sven Unger, attorney at law, as the Chairman of the

PROPOSAL #2: Approve the voting list                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of two persons to check the              ISSUER            YES             FOR                  FOR

minutes

PROPOSAL #4: Approve to determine whether the meeting        ISSUER            YES             FOR                  FOR

 has been duly convened

PROPOSAL #5: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #6: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the Auditor's report and the consolidated financial

statements and the Auditor's report on the

consolidated financial statements

PROPOSAL #7: Approve the speeches by the Chairman of         ISSUER            YES             FOR                  FOR

the Board of Directors and the President

PROPOSAL #8.A: Adopt the income statement and balance        ISSUER            YES             FOR                  FOR

 sheet, and of the consolidated income statement and

the consolidated balance sheet

PROPOSAL #8.B: Approve the appropriations of the                ISSUER            YES             FOR                  FOR

Company's earnings under the adopted balance sheet

and record date for dividend, a dividend of SEK 3.70

per share and that the record date for the dividend

be Thursday, 29 APR 2010; and payment through

Euroclear Sweden AB is estimated to be made on

Tuesday, 4 MAY 2010

PROPOSAL #8.C: Grant discharge from personal                       ISSUER            YES             FOR                  FOR

liability of the Directors and the President

PROPOSAL #9: Approve the Eight number of Directors            ISSUER            YES             FOR                  FOR

and no Deputy Directors

PROPOSAL #10: Approve that the remuneration to each          ISSUER            YES             FOR                  FOR

Director elected by the meeting and who is not

employed by the Company shall be SEK 450,000 and the

Chairman of the Board of Directors is to receive SEK

1,350,000. Members of the Remuneration Committee are

to receive additional remuneration of SEK 75,000 and

Members of the Audit Committee are to receive

additional remuneration of SEK 100,000; The Chairman

of the Audit Committee is to receive additional

remuneration of SEK 125,000; Remuneration to the

Auditor is to be paid according to approved invoice;

The Nomination Committee's proposal means unchanged

fees in relation to 2009

PROPOSAL #11: Re-election of Rolf Borjesson, Soren            ISSUER            YES         AGAINST           AGAINST

Gyll, Leif Johansson, Sverker Martin-Lof, Anders

Nyren, Barbara Milian Thoralfsson, Jan Johansson as

the Directors and new election of Par Boman, whereby

Sverker Martin-Lof is proposed to be elected as

Chairman of the Board Of Directors; and Tom Hedelius

has declined re-election.

PROPOSAL #12: Approve the AGM resolve that the                   ISSUER            YES             FOR                  FOR

Nomination Committee for the AGM 2011 be composed of

representatives of the, no less than Four and no more

 than Six, largest Shareholders in terms of voting

rights listed in the Shareholders' register

maintained by Euroclear Sweden AB as of the last

banking day of August 2010, and the Chairman of the

Board of Directors; the Chairman of the Board of

Directors is to convene the first meeting of the

Nomination Committee; the member representing the

largest Shareholder in terms of voting rights shall

be appointed Chairman of the Nomination Committee; If

 so desired, due to later changes in the ownership

structure, the Nomination Committee is authorized, in

 case the number of members falls below seven, to

call in one or two additional members among the

Shareholders who in terms of voting rights are the

..CONTD

PROPOSAL #13: Approve that the AGM adopt the                       ISSUER            YES             FOR                  FOR

specified guidelines for remuneration for the Senior

Management; the proposal means unchanged guidelines

in relation to 2009; remuneration to the Chief

Executive Officer and other Senior Managers will be a

 fixed salary, possible variable remuneration,

additional benefits and pension; Other Senior

Managers include the Executive Vice President,

Business Group Managers and the like as well as the

central staff Managers; the total remuneration is to

correspond to market practice and be competitive on

the Senior Manager's field of profession; Fixed and

variable remuneration is to be linked to the

Manager's responsibility and authority; For the Chief

 Executive Officer, as well as for other senior

Managers, the variable remuneration is to be limited

and linked to the fixed remuneration; The variable

PROPOSAL #14: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

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  ISSUER:                  SVENSKA HANDELSBANKEN AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W90937181

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Election of Mr. Sven Unger as a                     ISSUER             NO              N/A                  N/A

Chairman of the meeting

PROPOSAL #3.: Establishment and approval of the list         ISSUER             NO              N/A                  N/A

of voters

PROPOSAL #4.: Approval of the agenda                                     ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Election of persons to countersign                ISSUER             NO              N/A                  N/A

minutes

PROPOSAL #6.: Approve to determine whether the                   ISSUER             NO              N/A                  N/A

meeting has been duly called

PROPOSAL #7.: Presentation of the annual accounts and        ISSUER             NO              N/A                  N/A

 Auditors report and the consolidated annual accounts

 and the auditors report for the group, for 2009. in

connection with this: a presentation of the past

years work by the board and its committees; a speech

by the group chief executive, and any questions from

shareholders to the board and senior management of

the bank; a presentation of audit work during 2009

PROPOSAL #8.: Adopt the income statement and the                ISSUER            YES             FOR                  FOR

balance sheet, as well as the consolidated income

statement and consolidated balance sheet

PROPOSAL #9.: Declare a dividend of SEK 8 per share,         ISSUER            YES             FOR                  FOR

and the Tuesday, 04 MAY be the Record day for

receiving of dividends; if the meeting resolves in

accordance with the proposal Euroclear expects to

distribute the dividend on Friday, 07 MAY 2010

PROPOSAL #10.: Approve to release from liability for         ISSUER            YES             FOR                  FOR

the Members of the Board and the Group Chief

Executive for the period referred to in the financial

PROPOSAL #11.: Authorize the Board to resolve on                ISSUER            YES             FOR                  FOR

acquisition and divestment of shares in the bank

PROPOSAL #12.: Approve the acquisition of shares in          ISSUER            YES             FOR                  FOR

the bank for the banks trading book pursuant to

Chapter 7, Section 6 of the Swedish securities market

 Act

PROPOSAL #13.: Approve that the AGM resolve that the         ISSUER            YES             FOR                  FOR

Board comprise an unchanged number [12] of Members

PROPOSAL #14.: Approve the fees as follows: SEK                 ISSUER            YES             FOR                  FOR

2,350,000 to the Chairman, SEK 675,000 to each of the

 two vice Chairman, and SEK 450,000 to each of the

remaining members; for committee work, the following

fees are proposed SEK 250,000 to each member of the

credit committee, SEK 100,000 to each member of the

remuneration committee, SEK 175,000 to the Chairman

of the Audit Committee, and SEK 125,000 to the

remaining members of the audit committee; in all

cases, the proposed amounts are unchanged from the

resolutions of the AGM in 2008 and 2009; the

nomination committee proposes that the meeting

resolve on remuneration to be paid to the Auditors on

PROPOSAL #15.: Re-elect all Board Members and Mr.              ISSUER            YES         AGAINST           AGAINST

Hans Larsson, as the Chairman

PROPOSAL #16.: Approve the guidelines for                            ISSUER            YES             FOR                  FOR

remuneration to Senior Management, as specified

PROPOSAL #17.: Appoint the Auditors in foundations            ISSUER            YES             FOR                  FOR

and their associated management

PROPOSAL #18.: Approve the decision on how the                   ISSUER            YES             FOR                  FOR

nomination committee is to be appointed

PROPOSAL #19.: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Approve that the general

meeting resolve that SEK 2 Million be allocated to a

fund/ foundation which would aim to prevent crimes of

 violence and to prevent errors or negligence in the

exercising the public authority at municipal level

PROPOSAL #20.: Closing of the meeting                                    ISSUER             NO              N/A                  N/A

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  ISSUER:                  SWATCH GROUP AG

  TICKER:                  N/A                 CUSIP:   H83949141

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, after reviewing the reports of        ISSUER             NO              N/A                  N/A

 the Statutory Auditors, the 2009 annual report

[annual report, financial statements and consolidated

 financial statements]

PROPOSAL #2.: Grant discharge to all Members of the          ISSUER             NO              N/A                  N/A

Board of Directors for the FY 2009

PROPOSAL #3.: Approve the appropriation of 2009                 ISSUER             NO              N/A                  N/A

profit of CHF 466,318,860.25 resulting from the

balance sheet [net income as of 31 DEC 2009 of CHF

432,821,927.52 plus balance brought forward from the

previous year of CHF 33,496,932.73]

PROPOSAL #4.: Re-elect Mmes. Esther Grether and                 ISSUER             NO              N/A                  N/A

Dr.h.c. Nayla Hayek, Messrs, Dr. Peter Gross, Dr.h.c.

 Nicolas G. Hayek, Prof. Dr.h.c. Claude Nicollier,

Johann Niklaus Schneider-Ammann and Ernst Tanner for

another 3-year period and to name as the new Members

of the Board of Directors for the same period;

Messrs. Georges Nicolas Hayek, since 2003 Chief

Executive Officer of The Swatch Group Ltd and Dr.

Jean-Pierre Roth, since 1996 member of and from 2001

until the end of 2009 Chairman of the Governing Board

 of the Swiss National Bank

PROPOSAL #5.: Appointment of PricewaterhouseCoopers          ISSUER             NO              N/A                  N/A

Ltd for another period of one year as Statutory

Auditors

PROPOSAL #6.: Approve the adaptation of Article 8              ISSUER             NO              N/A                  N/A

Paragraph 4 of the Statutes as specified

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  ISSUER:                  SWEDBANK AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W9423X102

  MEETING DATE:      9/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting and in                        ISSUER             NO              N/A                  N/A

connection therewith address by the Chair

PROPOSAL #2.: Election of Counsel Axel Calissendorff         ISSUER             NO              N/A                  N/A

as the Meeting Chairman

PROPOSAL #3.: Preparation and approval of the voting         ISSUER             NO              N/A                  N/A

list

PROPOSAL #4.: Approval of the agenda                                     ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Appointment of 2 persons to verify the         ISSUER             NO              N/A                  N/A

minutes

PROPOSAL #6.: Resolution on whether the Meeting has          ISSUER             NO              N/A                  N/A

been properly convened

PROPOSAL #7.: Approve: a) the new issue of ordinary          ISSUER            YES             FOR                  FOR

shares with preferential rights for the shareholders,

 subject to the specified main terms; b) in order to

facilitate the new issue pursuant to point (a) of

this resolution, if and to the extent it is required

by reason of the subscription price in the new issue

is being set at a price lower than the quotient value

 of the shares [currently SEK 21], to transfer that

the requisite amount, however not more than SEK 5

billion, to the bank's share capital from other

shareholders' equity

PROPOSAL #8.: Approve: a) in order to facilitate the         ISSUER            YES         AGAINST           AGAINST

new issue pursuant to point (c) of this resolution,

to reduce the share capital of the bank, which

presently amounts to SEK 16,234,262,478, by SEK

4,638,360,708 without redemption of shares, to be

transferred to a fund to be used pursuant to a

resolution adopted by a general meeting; following

the reduction, the share capital of the bank will

amount to SEK 11,595,901,770 divided into 773,060,118

 shares, each share with a quotient value of SEK 15;

b) in order to enable the new issue pursuant to point

 (c) of this resolution, to amend the Article 3, 1st

Paragraph of the Articles of Association insofar that

 the share capital of the bank shall be not less than

 SEK 15,000,000,000 and not more than SEK

60,000,000,000 and the number of shares shall be not

less than 1,000,000,000 and not more than

4,000,000,000; c) a new issue of ordinary shares with

 preferential rights for the shareholders, subject to

 the specified main terms; d) in order to facilitate

the new issue pursuant to point (c) of this

resolution, if and to the extent it is required by

reason of the subscription price in the new issue is

being set at a price lower than the quotient value of

 the shares [following the reduction pursuant to

point (a) of this resolution], SEK 15, to transfer

the requisite amount, however not more than SEK 6

billion, to the Bank's share capital from other

PROPOSAL #9.: Approve: a) in order to enable the                ISSUER            YES         AGAINST           AGAINST

reduction of share capital pursuant to Point (b) of

this resolution, to amend Article 3, 1st Paragraph of

 the Articles of Association insofar that the share

capital of the bank shall be not less than SEK

5,000,000,000 and not more than SEK 20,000,000,000;

b) in order to facilitate the new issue pursuant to

Point (d) of this resolution, to reduce the share

capital of the bank, which presently amounts to SEK

16,234,262,478, by SEK 8,503,661,298, without

redemption of shares, to be transferred to a fund to

be used pursuant to a resolution adopted by a general

 meeting; following the reduction, the share capital

of the bank will amount to SEK 7,730,601,180, divided

 into 773,060,118 shares, each share with a quotient

value of SEK 10; c) in order to enable the new issue

pursuant to Point (d) of this resolution, to amend

the Article 3, 1st Paragraph of the Articles of

Association insofar that the share capital of the

bank shall be not less than SEK 15,000,000,000 and

not more than SEK 60,000,000,000 and the number of

shares shall be not less than 1,500,000,000 and not

more than 6,000,000,000; d) a new issue of ordinary

shares with preferential rights for the shareholders,

 subject to the specified main terms; e) in order to

facilitate the new issue pursuant to Point (d) of

this resolution, if and to the extent it is required

by reason of the subscription price in the new issue

is being set at a price lower than the quotient value

 of the shares [following the reduction pursuant to

this resolution], SEK 10, to transfer the requisite

amount, however not more than SEK 23 billion, to the

bank's share capital from other shareholders' equity

PROPOSAL #10.: Approve: a) in order to enable the              ISSUER            YES         AGAINST           AGAINST

reduction of share capital pursuant to point (b) of

this resolution, amend Article 3, 1st Paragraph of

the Articles of Association insofar that the share

capital of the bank shall be not less than SEK

1,000,000,000 and not more than SEK 4,000,000,000; b)

 in order to facilitate the new issue pursuant to

point (d) of this resolution, to reduce the share

capital of the bank, which presently amounts to SEK

16,234,262,478, by SEK 14,688,142,242, without

redemption of shares, to be transferred to a fund to

be used pursuant to a resolution adopted by a general

 meeting; following the reduction, the share capital

of the bank will amount to SEK 1,546,120,236, divided

 into 773,060,118 shares, each share with a quotient

value of SEK 2; c) in order to enable the new issue

pursuant to point (d) of this resolution, to amend

Article 3, 1st Paragraph of the Articles of

Association insofar that the share capital of the

bank shall be not less than SEK 10,000,000,000 and

not more than SEK 40,000,000,000 and the number of

shares shall be not less than 5,000,000,000 and not

more than 20,000,000,000; d) a new issue of ordinary

shares with preferential rights for the shareholders,

 subject to the specified main terms; e) in order to

facilitate the new issue pursuant to point (d) of

this resolution, if and to the extent it is required

by reason of the subscription price in the new issue

is being set at a price lower than the quotient value

 of the shares [following the reduction pursuant to

this resolution], SEK 2, to transfer the requisite

amount, however not more than SEK 15 billion, to the

PROPOSAL #11.: Closing of the meeting                                    ISSUER             NO              N/A                  N/A

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  ISSUER:                  SWEDBANK AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W9423X102

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Election of Counsel Claes Beyer as the         ISSUER             NO              N/A                  N/A

Meeting Chair at the AGM

PROPOSAL #3.: Preparation and approval of the voting         ISSUER             NO              N/A                  N/A

list

PROPOSAL #4.: Approval of the agenda                                     ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Election of two persons to verify the          ISSUER             NO              N/A                  N/A

minutes

PROPOSAL #6.: Decision whether the Meeting has been          ISSUER             NO              N/A                  N/A

properly convened

PROPOSAL #7.: Presentation of the annual report and          ISSUER             NO              N/A                  N/A

the consolidated accounts for the FY 2009;

presentation of the Auditor's reports for the Bank

and the Group for the FY 2009; and address by the CEO

PROPOSAL #8.: Adoption of the profit and loss account        ISSUER            YES             FOR                  FOR

 and balance sheet of the Bank and the consolidated

profit and loss account and consolidated balance

sheet for the FY 2009

PROPOSAL #9.: Approval of the allocation of the                 ISSUER            YES             FOR                  FOR

Bank's profit or loss in accordance with the adopted

balance sheet

PROPOSAL #10.: Decision whether to discharge the                ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the CEO from

liability; The auditor recommends discharge from

liability

PROPOSAL #11.: Determination of the number of Board          ISSUER            YES             FOR                  FOR

Members at ten

PROPOSAL #12.: The Nomination Committee proposes no          ISSUER            YES             FOR                  FOR

changes to the fees of the Board Members and the

Auditors, meaning that the following fees are

proposed, for the period until the close of the next

AGM: SEK 1,350,000 to the Chairman, SEK 675,000 to

the Deputy Chair of the Board and SEK 400,000 to each

 of the other Board Members; each Board Member who is

 also a Member of the Risk and Capital Committee

shall be paid a fee of SEK 250,000, the Board Member

who is also the Chair of the Audit and Compliance

Committee shall be paid a fee of SEK 175,000 and each

 of the other Board Members who is also a Member of

the Audit and Compliance Committee shall be paid a

fee of SEK 125;000 and that each Board member who is

also a Member of the Remuneration Committee shall be

paid a fee of SEK 100,000; and the Auditors' fees

shall be payable as invoiced

PROPOSAL #13.: Re-election of Ulrika Francke, Berith         ISSUER            YES             FOR                  FOR

Hagglund-Marcus, Anders Igel, Helle Kruse Nielsen,

Pia Rudengren, Anders Sundstrom and Karl-Henrik

Sundstrom as the Board Members and election of Goran

Hedman, Lars Idermark and Siv Svensson as the new

Board Members; and Lars Idermark as the Chair of the

Board of Directors

PROPOSAL #14.: Election of Auditor for the period              ISSUER            YES             FOR                  FOR

until the close of the AGM of 2014

PROPOSAL #15.: Decision on the Nomination Committee,         ISSUER            YES             FOR                  FOR

as specified

PROPOSAL #16.: The Board of Directors proposes that          ISSUER            YES             FOR                  FOR

the AGM resolves that the Bank, during the period

until the AGM in 2011, in its securities operations,

to continuously acquire its own shares, to facilitate

 its securities operations in accordance with the

Securities Market Act, up to a number that at any

given time results in the holding of such shares does

 not exceed 1% of the total number of shares in the

Bank; and that the price for shares acquired in this

manner shall at each time correspond to the

prevailing market price

PROPOSAL #17.: Decision on the guidelines for the              ISSUER            YES             FOR                  FOR

remuneration to top Executives, as specified

PROPOSAL #18.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER'S PROPOSAL: To take down the signpost

Swedbank Arena at the football arena in Solna,

Stockholm

PROPOSAL #19.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER'S PROPOSAL: To allocate SEK 2 million to

a fund/foundation with the name Create decent

Landskrona residents, with the aim to be, according

to the instructions of Tommy Jonasson, to prevent

crimes of violence and to prevent faults or

negligence in municipal exercise of authority

PROPOSAL #20.: Closing of the Meeting                                    ISSUER             NO              N/A                  N/A

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  ISSUER:                  SWEDISH MATCH AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W92277115

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting and election of          ISSUER             NO              N/A                  N/A

Sven Unger, Attorney at Law as the Chairman of the

meeting

PROPOSAL #2: Preparation and approve the voting list         ISSUER             NO              N/A                  N/A

PROPOSAL #3: Election of one or two persons, to                 ISSUER             NO              N/A                  N/A

verify the minutes

PROPOSAL #4: Determination of whether the meeting has        ISSUER             NO              N/A                  N/A

 been duly convened

PROPOSAL #5: Approve the agenda                                              ISSUER             NO              N/A                  N/A

PROPOSAL #6: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the Auditors report, the consolidated financial

statements and the Auditors report on the

consolidated financial statements for 2009, the

Auditors statement regarding compliance with the

principles for determination of remuneration to

senior executives as well as the Board of Directors

motion regarding the allocation of profit and

explanatory statements; in connection therewith, the

President's address and the report regarding the work

 of the Board of Directors and the work and function

PROPOSAL #7: Adoption of the income statement and              ISSUER            YES             FOR                  FOR

balance sheet and of the consolidated income

statement, consolidated balance sheet

PROPOSAL #8: Approve, that a dividend be paid to the         ISSUER            YES             FOR                  FOR

Shareholders in the amount of SEK 4.75 per share;

that the remaining profits be carried forward, minus

the funds that may be utilized for a bonus issue,

provided that the 2010 AGM passes a resolution in

accordance with the Board of Directors motion

concerning a reduction of the share capital pursuant

to Item 10 (a), as well as a resolution concerning a

bonus issue in accordance with the Board of Directors

  motion pursuant to Item 10 (b); the proposed record

 date for entitlement to receive a cash dividend is

30 APR 2010, the dividend is expected to be paid

through Euro clear Sweden AB, on 05 MAY 2010

PROPOSAL #9: Grant discharge from liability for the          ISSUER            YES             FOR                  FOR

Board Members and the President

PROPOSAL #10.a: Approve, a reduction in the Company's        ISSUER            YES             FOR                  FOR

 share capital of SEK 31,037,085.04 by means of the

withdrawal of 20,000,000 shares in the Company; the

shares in the Company proposed for withdrawal have

been repurchased by the Company in accordance with

the authorization granted by the General Meeting of

the Company; that the reduced amount be allocated to

a fund for use in repurchasing the Company's own

PROPOSAL #10.b: Approve, provided that the Meeting            ISSUER            YES             FOR                  FOR

passes a resolution in accordance with the Board'S

motion under item 10 a) above, an increase in the

Company's share capital of SEK 31,037,085.04 through

a transfer from non-restricted shareholders equity to

 the share capital [bonus issue], the share capital

shall be increased without issuing new shares

PROPOSAL #11: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

decide on the acquisition, on one or more occasions

prior to the next AGM, of a maximum of as many shares

 as may be acquired without the Company's holding at

any time exceeding 10% of all shares in the Company,

the shares shall be acquired on NASDA OMX Stockholm

at a price within the price interval registered at

any given time, i.e. the interval between the highest

 bid price and the lowest selling price, the purpose

of the repurchase is primarily to enable the

Company's capital structure to be adjusted and to

cover the allocation of options as part of the

Company's option program

PROPOSAL #12: Approve the proposes principles for              ISSUER            YES         AGAINST           AGAINST

remuneration and other terms of employment for the

President and other members of the Group Management

whereby remuneration and other items of employment

for the Group management shall correspond to market

practice, in addition to the fixed salary, the

members of the Group management may be entitled to

variable salary, the variable salary may include both

 an annual short term program to be paid out in the

beginning of the subsequent year depending on the

outcome of the program, and a long term program with

a performance period which shall not be shorter than

three years, the variable, salary, shall primarily be

 based on specific, clear, predetermined and

measurable financial or operational criteria and may

include an obligation to purchase and hold shares in

PROPOSAL #13: Approve, that the Meeting resolve that         ISSUER            YES             FOR                  FOR

the Company issue 713,670 call options to execute the

 option program for 2009; that the Company, in a

deviation from the preferential rights of

shareholders, be permitted to transfer of 713,670

shares in the Company at a selling price of SEK

197.45 per share in conjunction with a potential

exercise of the call options; the number of shares

and the selling price of the shares covered by the

transfer resolution in accordance with this item may

be recalculated as a consequence of a bonus issue of

shares, a consolidation or split of shares, a new

share issue, a reduction in the share capital, or

another similar measure

PROPOSAL #14: Approve that the Board of Directors              ISSUER            YES             FOR                  FOR

shall comprise 7 Members elected by the AGM and no

Deputies

PROPOSAL #15: Approve that the fees to the Board of          ISSUER            YES             FOR                  FOR

Directors be paid for the period until the close of

the next AGM: the Chairman shall receive SEK

1,575,000, the Deputy Chairman shall receive SEK

745,000 and the other Board members elected by the

meeting shall each receive SEK 630,000; it is

furthermore proposed that the Board, as remuneration

for committee work carried out, be allotted SEK

230,000 to the Chairman of the Compensation Committee

 and the Audit Committee respectively and SEK 115,000

 respectively to the other members of these

committees, although totaling no more than SEK

920,000; it is proposed that members of the Board

employed by the Swedish Match Group not receive any

PROPOSAL #16: Re-election of Charles A. Blixt, Andrew        ISSUER            YES             FOR                  FOR

 Cripps, Karen Guerra, Ame Jurbrant, Conny Karlsson,

Kersti Strandqvist and Meg Tiveus as the Members of

the Board of Directors and Conny Karlsson as the

Chairman of the Board and Andrew Cripps as the Deputy

 Chairman of the Board

PROPOSAL #17: Approve that the Chairman of the Board         ISSUER            YES             FOR                  FOR

shall be given a mandate to contact the Company's

four largest shareholders and ask them each to

appoint one representative to form the Nominating

Committee, together with the Chairman of the Board,

for the period until a new Nominating Committee has

been appointed in accordance with a mandate from the

next AGM; if any of these shareholders waives its

right to appoint a representative, the next largest

shareholder in terms of the number of votes shall be

asked to appoint a representative; the names of the

members of the Nominating Committee shall be

published no later than six months prior to the 2011

AGM; the four largest shareholders are identified on

the basis of the known numbers of votes in due time

before the date falling six month before the AGM; no

remuneration shall be payable to the members of the

Nominating Committee; any expenses incurred in the

course of the Nominating Committee's work shall be

borne by the Company

PROPOSAL #18: Approve that the meeting should adopt          ISSUER            YES             FOR                  FOR

the Instructions for Swedish Match AB's Nominating

Committee, which are identical to those adopted by

the 2009 AGM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SWISS LIFE HLDG

  TICKER:                  N/A                 CUSIP:   H7354Q135

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Receive the annual report 2009 (review        ISSUER            YES             FOR                  FOR

 of operations, consolidated financial statements and

 annual financial statements)

PROPOSAL #1.2: Approve to accept the report on                   ISSUER            YES             FOR                  FOR

compensation published in the annual report of 2009

PROPOSAL #2.1: Approve that, Swiss Life Holding Ltd's        ISSUER            YES             FOR                  FOR

 available profit for 2009 of CHF 43,609,395,

consisting as specified

PROPOSAL #2.2: Approve to reduce the ordinary share          ISSUER            YES             FOR                  FOR

capital of the Company by repayment of par value by

CHF 2.40 per share from CHF 12 to CHF 9.60 per

registered share and to pay the amount of the

reduction of CHF 2.40 per share to the shareholders,

the share capital subject to the reduction consists

of 32,081,054 issued shares as well as additional

shares to be issued from conditional capital in

accordance with Clause 4.9, paragraph 1 of the

Articles of Association up to the time the reduction

of share capital is effected, a maximum of 2,359,386

shares can be issued from this conditional capital

based on option and conversion rights, the minimum

amount of the reduction of share capital thus amounts

 to CHF 76,994,529.60, and the maximum amount of the

reduction to CHF 82,657,506.00, the Auditors' report

by PricewaterhouseCoopers Ltd as the state supervised

 audit firm concluded that the claims of creditors

remain fully covered pursuant to Article 732,

paragraph 2 or notwithstanding the above-mentioned

reduction of share capital at the maximum reduction

amount; and amend, upon completion of the reduction

of share capital, Clause 4.1 and 4.9, paragraph 1 of

the Articles of Association will be amended as

indicated by the specified text; and the Board of

Directors shall be instructed to implement the

resolutions of the AGM

PROPOSAL #3: Grant discharge to the members of the            ISSUER            YES             FOR                  FOR

Board of Directors with respect to the 2009 FY

PROPOSAL #4.1: Amend Clause 4.6 of the Articles of            ISSUER            YES             FOR                  FOR

Association (implementation of the Federal Act on

Book-Entry Securities Bucheffektengesetz)

PROPOSAL #4.2: Amend Clause 7.5 of the Articles of            ISSUER            YES             FOR                  FOR

Association (adaptation of minimum shareholding for

placing items on the agenda)

PROPOSAL #5.1: Re-elect Volker Bremkamp as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #5.2: Re-elect Peter Quadri as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #6: Election of PricewaterhouseCoopers Ldt          ISSUER            YES             FOR                  FOR

as the Statutory Auditor for the 2010 FY

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SWISSCOM AG, ITTIGEN

  TICKER:                  N/A                 CUSIP:   H8398N104

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the annual report, the                     ISSUER            YES             FOR                  FOR

financial statements of Swisscom Ltd and the

consolidated financial statements for FY 2009

PROPOSAL #1.2: Approve the 2009 remuneration report          ISSUER            YES             FOR                  FOR

as specified by means of a consultative vote

PROPOSAL #2.: Approve the retained earnings of FY              ISSUER            YES             FOR                  FOR

2009 of CHF 3,676 million be appropriated as follows:

 payment of a dividend to a total of CHF 1,036

million (CHF 20 gross per share) and balance to be

carried forward CHF 2,640 million

PROPOSAL #3.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and the Group Executive Board for

the 2009 FY

PROPOSAL #4.: Amend Clauses 3.2 and 3.3 of the                   ISSUER            YES             FOR                  FOR

Articles of Incorporation as specifed

PROPOSAL #5.1: Re-elect Dr. Anton Scherrer as a                 ISSUER            YES             FOR                  FOR

Member and Chairman of the Board of Directors for a

one-year term of office

PROPOSAL #5.2: Re-elect Hugo Gerber as a Member of            ISSUER            YES             FOR                  FOR

the Board of Directors for a two-year term of office

PROPOSAL #5.3: Re-elect Catherine M hlemann as a                ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a two-year term

of office

PROPOSAL #6.: Re-elect KPMG AG, of Muri near Bern, as        ISSUER            YES             FOR                  FOR

 the Statutory Auditors for the FY 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SYNGENTA AG, BASEL

  TICKER:                  N/A                 CUSIP:   H84140112

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report including              ISSUER            YES             FOR                  FOR

annual accounts, compensation report and accounts of

the Group for 2009

PROPOSAL #2.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and the Management

PROPOSAL #3.: Approve the appropriation of the                   ISSUER            YES             FOR                  FOR

balance profit of 2008 and dividend resolution

PROPOSAL #4.1: Approve the partial amendment of the          ISSUER            YES             FOR                  FOR

By-laws regarding the creation of the authorized

share capital

PROPOSAL #4.2: Approve the partial amendment of the          ISSUER            YES             FOR                  FOR

By-laws regarding the shares certificates and book

PROPOSAL #4.3: Approve formal adjustments in Articles        ISSUER            YES             FOR                  FOR

 9, 11 Paragraph 1, 17, 18, 24 Paragraph 1, 27 and 28

 of the Articles of Association

PROPOSAL #5.1: Re-elect Mr. Michael Mack to the Board        ISSUER            YES             FOR                  FOR

 of Directors, for a three-year term of office

PROPOSAL #5.2: Re-elect Mr. Jacques Vincent to the            ISSUER            YES             FOR                  FOR

Board of Directors, for a three-year term of office

PROPOSAL #6.: Election of Ernst and Young AG as the          ISSUER            YES             FOR                  FOR

Auditors, for the business year 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SYNTHES INC

  TICKER:                  N/A                 CUSIP:   87162M409

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Report on the business year 2009                      ISSUER             NO              N/A                  N/A

PROPOSAL #2: Guest speech: Dr. Kurt Altermatt                     ISSUER             NO              N/A                  N/A

president Executive Committee, Solothurner Spitaler AG

PROPOSAL #3: Approve the report on the FY, the annual        ISSUER            YES             FOR                  FOR

 accounts and the consolidated accounts for 2009

PROPOSAL #4: Approve a dividend of CHF 1.35 per share        ISSUER            YES             FOR                  FOR

 subject to applicable withholding tax to be paid

free of charges starting 05 MAY 2010

PROPOSAL #5.1: Re-election of Charles Hedgepeth as a         ISSUER            YES             FOR                  FOR

Member to the Board of Directors

PROPOSAL #5.2: Re-election of Amin Khoury as a Member        ISSUER            YES             FOR                  FOR

 to the Board of Directors

PROPOSAL #5.3: Re-election of Jobst Wagner as a                 ISSUER            YES             FOR                  FOR

Member to the Board of Directors

PROPOSAL #5.4: Election of Daniel Eicher as a Member         ISSUER            YES             FOR                  FOR

to the Board of Directors

PROPOSAL #6: Ratify the selection of Ernst and Young         ISSUER            YES             FOR                  FOR

as the Auditors for 2010

PROPOSAL #7: Miscellaneous                                                       ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  T.E.R.N.A.- RETE ELETTRICA NAZIONALE SPA, ROMA

  TICKER:                  N/A                 CUSIP:   T9471R100

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the balance sheet as of 31 DEC          ISSUER             NO              N/A                  N/A

2009, Board of Directors, Board of Auditors and

Auditing Company's reports and presentation of the

consolidated balancesheet as of 31 DEC 2009

PROPOSAL #2: Approve the profits allocation                         ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TECHNIP (EX-TECHNIP-COFLEXIP), PARIS

  TICKER:                  N/A                 CUSIP:   F90676101

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts for the YE        ISSUER            YES             FOR                  FOR

 31 DEC 2009

PROPOSAL #O.2: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009

PROPOSAL #O.3: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #O.4: Approve t he Special Auditors' report         ISSUER            YES             FOR                  FOR

on the regulated agreements specified in Articles L.

225-35 et sequence of the Code du Commerce

Commercial Code

PROPOSAL #O.5: Approve the Directors' fees                           ISSUER            YES             FOR                  FOR

PROPOSAL #O.6: Appointment of Ernst & Young Et Autres        ISSUER            YES             FOR                  FOR

 as an Auditor

PROPOSAL #O.7: Appointment of PricewaterhouseCoopers         ISSUER            YES             FOR                  FOR

Audit as an Auditor

PROPOSAL #O.8: Appointment of Auditex as an Assistant        ISSUER            YES             FOR                  FOR

 Auditor

PROPOSAL #O.9: Appointment of Yves Nicolas as an                ISSUER            YES             FOR                  FOR

Assistant Auditor

PROPOSAL #O.10: Ratify the head office transfer                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

buy Company shares

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce capital stock by canceling shares bought pack

previously

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate performance shares firstly, to paid members

of Technip staff and secondly, to paid Members of

staff and Executive Directors of Companies affiliated

 to the Company as specified in Article L. 225-197-2

of the Code du Commerce

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate performance shares to the Chairman of the

Board of Directors and/or the Chief Executive Officer

 of Technip, the Company's Executive Director

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate share purchase subscription options firstly,

 to paid members of Technip staff and secondly, to

paid Members of staff and Executive Directors of

Companies affiliated to the Company as specified in

Article L. 225-180 of the Code du Commerce

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate share purchase subscription options to the

Chairman of the Board of Directors and/or the Chief

Executive Officer of Technip, the Company's Executive

 Director

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock for Members of a Company

savings plan

PROPOSAL #EO.18: Powers for formalities                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELE2 AB

  TICKER:                  N/A                 CUSIP:   W95878117

  MEETING DATE:      8/26/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Election of Chairman of the EGM                      ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Preparation and approval of the voting         ISSUER             NO              N/A                  N/A

list

PROPOSAL #3.: Approval of the agenda                                     ISSUER             NO              N/A                  N/A

PROPOSAL #4.: Election of 1 or 2 persons to check and        ISSUER             NO              N/A                  N/A

 verify the minutes

PROPOSAL #5.: Determination of whether the meeting            ISSUER             NO              N/A                  N/A

has been duly convened

PROPOSAL #6.: Approve to entitle the holders of Class        ISSUER            YES             FOR                  FOR

 A shares to reclassify their Class A shares into

Class B shares, upon which time 1 Class A share shall

 be eligible for reclassification into 1 Class B

share; an application for reclassification shall be

made during the period 26 AUG 2009 through 31 DEC

2009; the reclassification request may include some

or all of the shareholder's Class A shares and should

 either state the number of Class A shares that shall

 be reclassified, or the fraction [stated in

percentage with no more than 2 decimals] of the total

 number of votes in the Company that the Class A

shareholder wants to hold after the reclassification;

 an application for reclassification shall be made in

 writing to the Board of Directors which will

thereafter handle the issue of reclassification

PROPOSAL #7.: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELE2 AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W95878117

  MEETING DATE:      5/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of the lawyer, Wilhelm L ning,         ISSUER            YES             FOR                  FOR

as the Chairman of the AGM

PROPOSAL #2: Approve the voting list                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of one or two persons to check         ISSUER            YES             FOR                  FOR

and verify the Minutes

PROPOSAL #5: Approve to determine whether the AGM has        ISSUER            YES             FOR                  FOR

 been duly convened

PROPOSAL #6: Presentation of annual report, the                 ISSUER             NO              N/A                  N/A

Auditors' report and the consolidated financial

statements and the Auditors' report on the

consolidated financial statements

PROPOSAL #7: Adoption of the income statement and              ISSUER            YES             FOR                  FOR

balance sheet and of the consolidated income

statement and the consolidated balance sheet

PROPOSAL #8: Approve an ordinary dividend of SEK 3.85        ISSUER            YES             FOR                  FOR

 per share and an extraordinary dividend of SEK 2 per

 share, in total SEK 5.85 per share; that the record

date is to be Thursday 20 MAY 2010; and the dividend

is estimated to be paid out by Euroclear Sweden on 25

 MAY 2010

PROPOSAL #9: Grant discharge, from liability, to the         ISSUER            YES             FOR                  FOR

Board of Directors and the Chief Executive Officer

PROPOSAL #10: Approve that the Board of Directors              ISSUER            YES             FOR                  FOR

shall consist of eight Directors without Deputy

Directors

PROPOSAL #11: Approve that the fixed remuneration for        ISSUER            YES             FOR                  FOR

 each Director of the Board for the period until the

close of the next AGM shall be unchanged; due to the

elimination of the Vice Chairman role on the Board,

however, the total Board remuneration shall be

decreased from SEK 5,125,000 to SEK 4,975,000, for

the period until the close of the next AGM, of which

SEK 1,200,000 shall be allocated to the Chairman of

the Board, SEK 450,000 to each of the Directors and

total SEK 625,000 for the work in the committees of

the Board of Directors; for the work within the Audit

 Committee SEK 200,000 shall be allocated to the

Chairman and SEK 100,000 to each of the other three

Audit Members; for work within the Remuneration

Committee SEK 50,000 shall be allocated to the

Chairman and SEK 25,000 to each of the other three

Members; and that the remuneration to the Auditor

shall be paid in accordance with approved invoices

PROPOSAL #12: Re-elect Mia Brunell Livfors, John                ISSUER            YES             FOR                  FOR

Hepburn, Mike Parton, John Shakeshaft, Cristina

Stenbeck and Jere Calmes and election of Lars Berg

and Erik Mitteregger as the Board Members; and

election of Mike Parton as the Chairman of the Board

PROPOSAL #13: Approve the procedure of the nomination        ISSUER            YES             FOR                  FOR

 committee

PROPOSAL #14: Approve the guidelines for the                       ISSUER            YES             FOR                  FOR

remuneration to the Senior Executives

PROPOSAL #15.a: Adopt a performance based incentive          ISSUER            YES             FOR                  FOR

programme (the Plan)

PROPOSAL #15.b: Approve that a maximum of 1,180,000          ISSUER            YES             FOR                  FOR

Class C shares held by the Company after

reclassification into Class B shares may be

transferred to participants in accordance with the

terms of the Plan

PROPOSAL #16: Authorize the Board of Directors, on            ISSUER            YES             FOR                  FOR

one or more occasions for the period up until the

next AGM, to repurchase so many Class A and/or Class

B shares that the Company's holding does not at any

time exceed 10% of the total number of shares in the

Company; the repurchase of shares shall take place on

 the NASDAQ OMX Stockholm and may only occur at a

price within the share price interval registered at

that time, where share price interval means the

difference between the highest buying price and

lowest selling price; CONTD

PROPOSAL #CONT: CONTD and authorize the Board of                ISSUER             NO              N/A                  N/A

Directors, on one or more occasions for the period up

 until the next AGM, to transfer the Company's own

Class A and/or Class B shares on the NASDAQ OMX

Stockholm or in connection with an acquisition of

companies or businesses; the transfer of shares on

the NASDAQ OMX Stockholm may only occur at a price

within the share price interval registered at that

time; the authorization includes the right to resolve

 on disapplication of the preferential rights of

shareholders and that payment shall be able to be

made in other forms than cash

PROPOSAL #17: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELECOM ITALIA SPA, MILANO

  TICKER:                  N/A                 CUSIP:   T92778108

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #o.1: The documentation regarding the                   ISSUER             NO              N/A                  N/A

financial statements for the year ended 31 DEC 2009

will be made available within applicable legal time

limits.

PROPOSAL #o.2: Following the resignation tendered by         ISSUER             NO              N/A                  N/A

a Director (Stefano Cao), it is proposed that Mauro

Sentinelli be appointed Director of the Company's

Board for the remainder of the term of office of the

currently serving Board of Directors (and thus until

the approval of the accounts at 31 DEC 2010).

PROPOSAL #o.3: The issue of the report on the                     ISSUER             NO              N/A                  N/A

accounts at 31 December 2009 shall mark the expiry of

 the appointment as Auditors of Reconta Ernst & Young

 S.p.A. The Shareholders' Meeting is asked to appoint

 new independent auditors for the nine-year period

2010-2018 on the basis of the reasoned proposal put

forward by the Board of Auditors. Such internal

control body has submitted to the Board of Directors

a proposal to appoint PricewaterhouseCoopers S.p.A.

for consideration of 1,811,300 Euro (excluding VAT

and expenses) for each year of the nine-year period

2010-2018, for the auditing of the separate financial

 statement of Telecom Italia S.p.A. and the

consolidated financial statement of the Telecom

Italia Group; limited auditing of the half-yearly

condensed consolidated financial statement of the

Telecom Italia Group; the auditing of Form 20-F drawn

 up in accordance with the applicable US

requirements; the attestation on the internal

controls in accordance with Section 404 of the

PROPOSAL #o.4: The Shareholders' Meeting is asked to         ISSUER             NO              N/A                  N/A

resolve on the launch of the 2010-2014 public

shareholding plan for employees. The plan calls for a

 subscription offering reserved for employees of a

maximum of 31,000,000 ordinary shares at a discount

of 10% off the market price, up to a maximum limit of

 Euro 3,000 per employee, with an installment option.

 Subscribers who retain their shares for one year,

subject to remaining in the Company's employ, shall

receive one ordinary bonus share for every three

shares subscribed for cash.

PROPOSAL #o.5: It is proposed that the Shareholders'         ISSUER             NO              N/A                  N/A

Meeting approve the 2010-2015 long-term incentive

plan reserved for a selected portion of Telecom

Italia's executives. The plan calls for beneficiaries

 to be granted a cash bonus based on three-year

performances (2010-2012) according to predetermined

parameters, with the option to invest 50% of the

bonus accrued in newly issued ordinary shares at

market prices, up to a maximum amount of Euro 5

million. Subscribers who retain their shares for two

years, subject to remaining in the Company's employ,

shall be granted one ordinary bonus share for each

share subscribed for cash.

PROPOSAL #e.1: Amendment of Article 5 of the Bylaws -        ISSUER             NO              N/A                  N/A

 related and consequent resolutions: In connection

with the 2010-2014 public shareholding plan for

employees and the 2010-2015 long-term incentive plan

and, more generally, in order to provide the

Shareholders Meeting with an additional operational

tool, it is proposed that Article 5 of the Bylaws be

amended to allow the allocation of profits to the

employees of the Company or its subsidiaries through

bonus share grants pursuant to Article 2349 of the

Italian Civil Code. The proposed amendment shall not

give rise to the right of withdrawal.

PROPOSAL #e.2: It is proposed that the Shareholders'         ISSUER             NO              N/A                  N/A

Meeting - by amending Article 5 of the Bylaws subject

 to a single vote authorize the Board of Directors to

 increase share capital as follows: - in the service

of the 2010-2014 public shareholding plan for

employees, (i) for cash by issuing a maximum of

31,000,000 ordinary shares, pre-emption rights

excluded, to be offered for subscription to plan

beneficiaries and, subsequently, (ii) in the maximum

amount of Euro 5,683,333.15 through the allocation of

 the corresponding maximum amount of profit pursuant

to Article 2349 of the Italian Civil Code, by issuing

 the number of ordinary shares required to grant one

bonus share per every three shares subscribed for

cash; - in the service of the 2010-2015 long-term

incentive plan, (i) for cash by issuing ordinary

shares in the maximum amount of Euro 5.000,000, pre-

emption rights excluded, to be offered for

subscription to plan beneficiaries and, subsequently,

 (ii) in the maximum amount of Euro 5.000,000 through

 the allocation of the corresponding maximum amount

of profit pursuant to Article 2349 of the Italian

Civil Code, by issuing the number of  ordinary shares

 required to grant one bonus share per each share

subscribed for cash. The foregoing amendments to the

Bylaws shall not entitle shareholders who do not vote

 in favour thereof to withdraw.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELECOM ITALIA SPA, MILANO

  TICKER:                  N/A                 CUSIP:   T92778124

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the report on the reserve set          ISSUER             NO              N/A                  N/A

up for the expenses necessary to safeguard the common

 interests of the holders of savings shares

PROPOSAL #2.: Appointment of the common                               ISSUER             NO              N/A                  N/A

representative, related and consequent resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEFON AB L.M.ERICSSON

  TICKER:                  N/A                 CUSIP:   W26049119

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of Michael Treschow as a                   ISSUER            YES             FOR                  FOR

Chairman of the meeting

PROPOSAL #2: Preparation and approval of the voting          ISSUER             NO              N/A                  N/A

list

PROPOSAL #3: Approval of the agenda of the Meeting             ISSUER             NO              N/A                  N/A

PROPOSAL #4: Determination whether the Meeting has            ISSUER             NO              N/A                  N/A

been properly convened

PROPOSAL #5: Election of 2 persons approving the                ISSUER             NO              N/A                  N/A

minutes

PROPOSAL #6: Presentation of the annual report, the          ISSUER             NO              N/A                  N/A

Auditors' report, the consolidated accounts, the

Auditors' report on the consolidated accounts and the

 Auditors' presentation of the audit work during 2009

PROPOSAL #7: The President's speech and questions by         ISSUER             NO              N/A                  N/A

the shareholders to the Board of Directors and the

management

PROPOSAL #8.1: Adopt the profit and loss statement            ISSUER            YES             FOR                  FOR

and the balance sheet, the consolidated profit and

loss statement and the consolidated balance sheet

PROPOSAL #8.2: Grant discharge of liability for the          ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the President

PROPOSAL #8.3: Approve a dividend of SEK 2.00 per              ISSUER            YES             FOR                  FOR

share and Friday, 16 APR 2010, as record date for

dividend, assuming this date will be the record day,

Euroclear Sweden AB (formerly VPC AB) is expected to

disburse dividends on Wednesday, 21 APR 2010

PROPOSAL #9.1: Approve the number of Board Members to        ISSUER            YES             FOR                  FOR

 be elected by the Meeting be 12 and no Deputy

Directors be elected

PROPOSAL #9.2: Approve the fees to the non-employed          ISSUER            YES             FOR                  FOR

Board Members and to the non-employed Members of the

Committees to the Board of Directors elected by the

Meeting remain unchanged and be paid as: SEK

3,750,000 to the Chairman of the Board of Directors;

SEK 750,000 each to the other Board Members; SEK

350,000 to the Chairman of the Audit Committee; SEK

250,000 each to other Members of the Audit Committee;

 and SEK 125,000 each to the Chairmen and other

Members of the Finance and Remuneration Committee, as

PROPOSAL #9.3: Re-elect Michael Treschow as the                 ISSUER            YES             FOR                  FOR

Chairman of the Board of Directors; and re-election

of Messrs. Roxanne S. Austin, Sir Peter L. Bonfield,

Borje Ekholm, Ulf J. Johansson, Sverker Martin-Lof,

Nancy McKinstry, Anders Nyren, Carl-Henric Svanberg

and Marcus Wallenberg and election of Hans Vestberg

and Michelangelo Volpi as the new Members of the

Board of Directors

PROPOSAL #9.4: Approve the procedure on appointment          ISSUER            YES             FOR                  FOR

of the Nomination Committee, in substance as: the

Company shall have a Nomination Committee of no less

than 5 Members, 1 Member shall be the Chairman of the

 Board of Directors as specified

PROPOSAL #9.5: Approve that no remuneration be paid          ISSUER            YES             FOR                  FOR

to the Nomination Committee Members, however, the

Company shall bear the expenses related to the work

of the Nomination Committee

PROPOSAL #9.6: Approve to pay, like previous years,          ISSUER            YES             FOR                  FOR

the Auditor fees against approved account

PROPOSAL #10: Approve the guidelines for remuneration        ISSUER            YES             FOR                  FOR

 and other employment terms for the senior management

 for the period up to the 2011 AGM, compared to the

guidelines resolved by the 2009 AGM, these guidelines

 have been restructured and rephrased to better

demonstrate the basic principles for remuneration

within the Ericsson Group as specified

PROPOSAL #11.1: Approve the implementation of the              ISSUER            YES             FOR                  FOR

Stock Purchase Plan as specified

PROPOSAL #11.2: Approve the transfer of Treasury                ISSUER            YES             FOR                  FOR

Stock as specified

PROPOSAL #11.3: Approve, in the event that the                   ISSUER            YES         AGAINST           AGAINST

required majority is not reached under resolution

11.2, the financial exposure of the Stock Purchase

Plan shall be hedged by the Company entering into an

equity swap agreement with a third party, under which

 the third party shall, in its own name, acquire and

transfer shares in the Company to employees covered

by the Stock Purchase Plan

PROPOSAL #11.4: Approve the implementation of the Key        ISSUER            YES             FOR                  FOR

 Contributor Retention Plan as specified

PROPOSAL #11.5: Approve the:  a  transfer of treasury        ISSUER            YES             FOR                  FOR

 stock to employees transfer of no more than

6,500,000 shares of series B in the Company to

employees on the same terms and conditions as in

resolution 11.2 and in accordance with resolution

11.4;  b  transfer of treasury stock on an exchange

Transfer of no more than 1,300,000 shares of series B

 in the Company on an exchange on the same terms and

conditions as in resolution 11.2

PROPOSAL #11.6: Approve, in the event that the                   ISSUER            YES         AGAINST           AGAINST

required majority is not reached under resolution

11.5, the financial exposure of the Key Contributor

Retention Plan shall be hedged by the Company

entering into an equity swap agreement with a third

party, under which the third party shall, in its own

name, acquire and transfer shares in the Company to

employees covered by the Key Contributor Retention

PROPOSAL #11.7: Approve the implementation of the              ISSUER            YES             FOR                  FOR

Executive Performance Stock Plan as specified

PROPOSAL #11.8: Approve the of no more than 3,500,000        ISSUER            YES             FOR                  FOR

 shares of series B in the Company to employees on

the same terms and conditions as those in resolution

11.2 and in accordance with resolution 11.7; and

transfer of no more than 900,000 shares of series B

in the Company on an exchange on the same terms and

conditions as those in resolution 11.2

PROPOSAL #11.9: Approve, in the event that the                   ISSUER            YES         AGAINST           AGAINST

required majority is not reached under item 11.8

above, the financial exposure of the Executive

Performance Stock Plan shall be hedged by the Company

 entering into an equity swap agreement with a third

party, under which the third party shall, in its own

name, acquire and transfer shares in the Company to

employees covered by the Executive Performance Stock

Plan

PROPOSAL #12: Approve to transfer of treasury stock          ISSUER            YES             FOR                  FOR

in relation to the resolutions on the Long Term

Incentive Plan 2006 and the Long Term Variable

Compensation Programs 2007, 2008 and 2009 as specified

PROPOSAL #13: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES             FOR               AGAINST

SHAREHOLDER PROPOSAL: authorize the Board of

Directors to review how shares are to be given equal

voting rights and to present a proposal to that

effect at the next AGM of Shareholders

PROPOSAL #14: Close of the Meeting                                         ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEFONICA SA, MADRID

  TICKER:                  N/A                 CUSIP:   879382109

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the individual annual accounts,         ISSUER            YES             FOR                  FOR

the consolidated financial statements [consolidate

annual accounts] and the management report of

Telefonica, S.A and of its consolidated group of

Companies, as well as of the proposed allocation of

the profit/losses of Telefonica, S.A and the

management of its Board of Directors, all with

respect in fiscal year 2009

PROPOSAL #2: Approve the Compensation of                              ISSUER            YES             FOR                  FOR

shareholders, distribution of a dividend to be

charged to unrestricted reserves

PROPOSAL #3: Authorize the acquisition of the                     ISSUER            YES             FOR                  FOR

Company's own shares, directly or through Companies

of the Group

PROPOSAL #4: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

issue debentures, bonds, notes and other fixed-income

 securities, be they simple, exchangeable and or

convertible, granting the Board in the last case, the

 power to exclude the pre-emptive rights of share

holders, as well as the power to issue preferred

shares and the power to guarantee issuances by the

Companies of the Group

PROPOSAL #5: Re-elect the Auditor for FY 2010                      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the delegation of powers to                ISSUER            YES             FOR                  FOR

formalize, interpret, correct and implement the

resolutions adopted by the general shareholder'

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEFONICA, S.A.

  TICKER:                  TEF                 CUSIP:   879382208

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: EXAMINATION AND APPROVAL, IF                          ISSUER            YES             FOR                  FOR

APPLICABLE, OF THE INDIVIDUAL ANNUAL ACCOUNTS, THE

CONSOLIDATED FINANCIAL STATEMENTS AND THE MANAGEMENT

REPORT OF TELEFONICA, S.A AND OF ITS CONSOLIDATED

GROUP OF COMPANIES, AS WELL AS OF THE PROPOSED

ALLOCATION OF THE PROFITS/LOSSES OF TELEFONICA, S.A.

AND THE MANAGEMENT OF ITS BOARD OF DIRECTORS, ALL

WITH RESPECT TO FISCAL YEAR 2009.

PROPOSAL #02: COMPENSATION OF SHAREHOLDERS:                        ISSUER            YES             FOR                  FOR

DISTRIBUTION OF A DIVIDEND TO BE CHARGED TO

UNRESTRICTED RESERVES.

PROPOSAL #03: AUTHORIZATION FOR THE ACQUISITION OF            ISSUER            YES             FOR                  FOR

THE COMPANY'S OWN SHARES, DIRECTLY OR THROUGH

COMPANIES OF THE GROUP.

PROPOSAL #04: DELEGATION TO THE BOARD OF DIRECTORS OF        ISSUER            YES             FOR                  FOR

 THE POWER TO ISSUE DEBENTURES, BONDS, NOTES AND

OTHER FIXED-INCOME SECURITIES, BE THEY SIMPLE,

EXCHANGEABLE AND/OR CONVERTIBLE, GRANTING THE BOARD,

IN THE LAST CASE, THE POWER TO EXCLUDE PRE-EMPTIVE

RIGHTS OF SHAREHOLDERS, AS WELL AS POWER TO ISSUE

PREFERRED SHARES AND THE POWER TO GUARANTEE ISSUANCES

 BY THE COMPANIES OF THE GROUP.

PROPOSAL #05: RE-ELECTION OF THE AUDITOR FOR FISCAL          ISSUER            YES             FOR                  FOR

YEAR 2010.

PROPOSAL #06: DELEGATION OF POWERS TO FORMALIZE,                ISSUER            YES             FOR                  FOR

INTERPRET, CORRECT AND IMPLEMENT THE RESOLUTIONS

ADOPTED BY THE GENERAL SHAREHOLDERS' MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEKOM AUSTRIA AG

  TICKER:                  N/A                 CUSIP:   A8502A102

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of the adopted        ISSUER            YES             FOR                  FOR

 financial statements and the Management report as

well as the consolidated financial statements

including the consolidated Management report and the

corporate governance report, the proposal for

utilization of the net profit and the Supervisory

Board report on the FY 2009

PROPOSAL #2.: Approve the allocation of the net                 ISSUER            YES             FOR                  FOR

income for the FY 2009

PROPOSAL #3.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Management Board for the FY 2009

PROPOSAL #4.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Supervisory Board the FY 2009

PROPOSAL #5.: Approve the remuneration to the members        ISSUER            YES             FOR                  FOR

 of the supervisory Board for the FY 2009

PROPOSAL #6.: Election of the Auditors for the FY 2010      ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Election of the member to the                        ISSUER            YES             FOR                  FOR

supervisory Board

PROPOSAL #8.: Receive the Management report on share         ISSUER            YES             FOR                  FOR

buy-back effected, number of treasury shares held and

 use of treasury shares

PROPOSAL #9.: Amend the Articles of Association in            ISSUER            YES             FOR                  FOR

particular for adaptation according to the Stock

Corporation Amendment Act 2009

[AktienrechtsAnderungsgesetz 2009]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELENOR ASA, FORNEBU

  TICKER:                  N/A                 CUSIP:   R21882106

  MEETING DATE:      11/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the notice and the agenda of            ISSUER            YES             FOR                  FOR

the EGM

PROPOSAL #2.: Elect a representative to sign the                ISSUER            YES             FOR                  FOR

minutes of the EGM together with the Chairman of the

meeting

PROPOSAL #3.: Amend Section 8 of the Articles of                ISSUER            YES             FOR                  FOR

Association as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELENOR ASA, FORNEBU

  TICKER:                  N/A                 CUSIP:   R21882106

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the notice of the AGM                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: Election of a representative to sign the        ISSUER             NO              N/A                  N/A

 minutes of the AGM together with the Chairman of the

 meeting

PROPOSAL #3: Approve the annual accounts and the                ISSUER            YES             FOR                  FOR

annual report for the FY 2009; and a dividend payment

 of NOK 2.50 per share

PROPOSAL #4: Approve the remuneration to the                       ISSUER            YES             FOR                  FOR

Company's Auditor

PROPOSAL #5: Approve the Board's declaration                       ISSUER            YES             FOR                  FOR

regarding the determination of salary and other

remuneration to senior employees pursuant to Section

6-16A in the Act relating to public limited companies

PROPOSAL #6.i: Grant authority to acquire own shares         ISSUER            YES             FOR                  FOR

for the purposes of cancellation or as means of

payment in connection with acquisition of businesses

PROPOSAL #6.ii: Grant authority to acquire own share         ISSUER            YES             FOR                  FOR

for the purposes of fulfilling Telenor's obligations

pursuant to option and LTI programmes for senior

employees and general share programmes for employees

PROPOSAL #7: Approve to determine the remuneration to        ISSUER            YES         AGAINST           AGAINST

 the Members of the Corporate Assembly and the

Nomination Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEVISION FRANCAISE 1 SA TF1, BOULOGNE BILLANCOUR

  TICKER:                  N/A                 CUSIP:   F91255103

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.3: Approve the agreements and                            ISSUER            YES         AGAINST           AGAINST

undertakings pursuant to Article L.225-38 of the

PROPOSAL #O.4: Approve the allocation and                            ISSUER            YES             FOR                  FOR

distribution of income

PROPOSAL #O.5: Ratify the co-optation of Mr. Claude          ISSUER            YES         AGAINST           AGAINST

BERDA as a Board member

PROPOSAL #O.6: Approve the renewal for 2 years of Mr.        ISSUER            YES         AGAINST           AGAINST

 Alain POUYAT's term as a Board Member

PROPOSAL #O.7: Acknowledge the election of the Board         ISSUER            YES             FOR                  FOR

members as Representatives for the Employees

PROPOSAL #O.8: Approve the purchase of Company's                ISSUER            YES             FOR                  FOR

shares

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of Company's

 treasury shares

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital, with cancellation of

preferential subscription rights, by a public offer

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of securities to be issued in the

 event of capital increase without any preferential

subscription rights

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

set, according to the terms decided by the General

Meeting, the issue price without any preferential

subscription rights, by a public offer or by an offer

 pursuant to Article L.411-2 II of the Financial and

Monetary Code, of equity securities to be issued

immediately or deferred

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital, without any preferential

subscription rights, in remuneration for the

contributions comprised of securities in the event of

 a public exchange offer

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital, with cancellation of

preferential subscription rights, by an offer

addressed solely to persons providing the investment

services of portfolio management for third parties,

qualified investors or small circle of investors as

defined in Subsection II of Article L.411-2 of the

Financial and Monetary Code (Private Investment)

PROPOSAL #E.15: Grant powers for filing and                        ISSUER            YES             FOR                  FOR

formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELIASONERA AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W95890104

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Election of Sven Unger, Attorney-at-law        ISSUER            YES             FOR                  FOR

 as the Chairperson of the meeting

PROPOSAL #2.: Preparation and approval of voting                ISSUER            YES             FOR                  FOR

register

PROPOSAL #3.: Adoption of agenda                                            ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Election of two persons to check the            ISSUER            YES             FOR                  FOR

meeting minutes along with the Chairperson

PROPOSAL #5.: Confirmation that the meeting has been         ISSUER            YES             FOR                  FOR

duly and properly convened

PROPOSAL #6.: Presentation of the annual report and          ISSUER             NO              N/A                  N/A

Auditor's report, consolidated financial statements

and Group Auditor's report for 2009. speech by

President and Chief Executive Officer Lars Nyberg in

connection herewith and a description of the Board of

 Directors work during 2009

PROPOSAL #7.: Resolution to adopt the income                       ISSUER            YES             FOR                  FOR

statement, balance sheet, consolidated income

statement and consolidated balance sheet for 2009

PROPOSAL #8.: The Board of Directors proposes that a         ISSUER            YES             FOR                  FOR

dividend of SEK 2.25 per share shall be distributed

to the shareholders, and that 12 APR 2010 shall be

set as the record date for the dividend, if the AGM

adopts this proposal, it is estimated that

disbursement from Euroclear Sweden AB will take place

PROPOSAL #9.: Resolution concerning discharging of            ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the President

from personal liability towards the Company for the

administration of the Company in 2009

PROPOSAL #10.: Resolution concerning number of Board         ISSUER            YES             FOR                  FOR

Members: 8 with No Deputy Board Members

PROPOSAL #11.: Remuneration to the Board of                        ISSUER            YES             FOR                  FOR

Directors: remuneration to the Board of Directors

until the next AGM would be SEK 1,000,000 to the

Chairman, SEK 425,000 to each other board member

elected by the Annual General Meeting. The chairman

of the Board's Audit Committee would receive

remuneration of SEK 150,000 and other Members of the

Audit Committee would receive SEK 100,000 each, and

the Chairman of the Board's remuneration Committee

would receive SEK 40,000 and other Members of the

remuneration Committee would receive SEK 20,000 each,

 the remuneration proposed is the same as for the

PROPOSAL #12.: Re-election of Maija-Liisa Friman,              ISSUER            YES             FOR                  FOR

Conny Karlsson, Timo Peltola, Lars Renstrom and Jon

Risfelt. new election of Ingrid Jonasson Blank,

Anders Narvinger and Per-Arne Sandstrom. a

presentation of the candidates nominated by the

Nomination Committee for election to the Board of

Directors is available at the website of TeliaSonera,

 www.teliasonera.com, see section Investor Relations,

 and will be available at the annual general meeting.

 the election will be preceded by information from

the chairperson concerning positions held in other

companies by the candidates

PROPOSAL #13.: Election of Anders Narvinger Chairman         ISSUER            YES             FOR                  FOR

of the Board of Directors

PROPOSAL #14.: Re-election of Kari Jarvinen [Finnish         ISSUER            YES             FOR                  FOR

State via Solidium Oy], KG Lindvall [Swedbank Robur

Funds] and Lennart Ribohn [SEB Funds/SEB-Trygg

Insurance]. New election of Bjorn Mikkelsen [Swedish

State] and Anders Narvinger [Chairman of the Board of

 Directors]

PROPOSAL #15.A: The Board of Directors' proposal                ISSUER            YES             FOR                  FOR

regarding guidelines for remuneration to the

executive management the Board of Directors' proposal

 in essence: the TeliaSonera objective is to maximize

 the effectiveness of cash and equity in remuneration

 programs to attract, retain and motivate high

calibre executives needed to maintain the success of

the business. Remuneration should be built upon a

total reward approach allowing for a market relevant

but not market leading and cost effective executive

remuneration delivery based on the components base

salary, variable pay, pension and other benefits; the

 base salary should reflect the competence required,

responsibility, complexity and business contribution

of the executive; the base salary should also reflect

 the performance of the employee and consequently be

individual and differentiated; TeliaSonera may have

annual and long term variable pay programs; a

variable pay program should reflect the EU Commission

 recommendation 2009/3177/EG and the Swedish Code of

Corporate Governance; variable pay programs should

contain criteria which are supporting an increased

shareholder value and should have a defined ceiling

in relation to the executive's annual base salary; a

program should have a set of pre-determined

objectives, which are measurable and for each

variable pay objective it should be stated what

performance is required to reach the starting point

(minimum requirement for payout) and what performance

 is required to reach the maximum (cap); an annual

variable pay program should reward performance

measured over a maximum period of 12 months, should

ensure the long-term sustainability of the Company

and be capped to a maximum of the executive's annual

base salary of 40 percent; the objectives should be

designed in such a way which allows the executive to

reach the threshold for a solid performance, the

target level for a performance meeting expectations

and the maximum level for an exceptional performance;

 a long-term variable pay program should ensure long-

term sustainability of the Company, secure a joint

interest in increased shareholder value and provide

an alignment between senior management and the

shareholders by sharing risks and rewards of the

TeliaSonera share price; the program may be annually

repeated and shall reward performance measured over a

 minimum of a three year period, be capped to a

maximum of 50 percent per annum of the annual base

salary and should be equity based (invested and

delivered in TeliaSonera shares with the ambition

that the employee should remain shareholders also

after vesting); a prerequisite for payout from such a

 program is the continuous employment at the end of

the earnings period. Approximately 100 Members of the

 senior management may be eligible to a long-term

variable pay program out of which approximately 10

belongs to the group executive management; the

program measures performance over a minimum 3 year

period in relation to Earnings Per Share (EPS) weight

 50 percent and total shareholders return (TSR)

PROPOSAL #15.B: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: The Swedish State's proposal

regarding guidelines for remuneration to the

executive Management Proposal from the Swedish State:

 TeliaSonera's objective is to offer remuneration

levels and other employment conditions required to

attract, retain and motivate high caliber executives

needed to maintain the success of the business; The

executive management will not be able to receive

annual variable pay or participate in long term

variable pay programs; with this exception, the

Swedish State's proposal includes in essence the same

 elements as described in item 15 (a) above

PROPOSAL #16.: The Board of Directors proposes that          ISSUER            YES             FOR                  FOR

the Annual General Meeting authorize the Board of

Directors to resolve, on one or more occasions prior

to the 2011 Annual General Meeting, on acquisitions

of own shares, which may take place both on Nasdaq

OMX Stockholm and/or Nasdaq OMX Helsingfors and in

accordance with an offer to acquire shares directed

to all shareholders or through a combination of these

 two alternatives; the maximum number of shares to be

 acquired shall be such that the Company's holding

from time to time does not exceed 10 percent of all

shares in the Company; Acquisitions of shares on

Nasdaq OMX Stockholm and/or Nasdaq OMX Helsinki may

only be made at a price within the spread between the

 highest bid price and lowest ask price prevailing

from time to time on the exchanges; acquisitions of

shares by way of offers to acquire shares directed to

 all the Company's shareholders may take place at an

acquisition price which exceeds the prevailing market

 price. It will thereupon be possible, by means of

detachable and tradable sales rights (Sw.

saljratter), for the shareholders to enjoy the value

of the premium which may arise as a consequence of

the Company acquiring shares at a price in excess of

the market price for the share. In order to

compensate shareholders who neither sell sales rights

 nor participate in the acquisition offer, for their

non-exercised sales rights, a bank or another

financial institution that may be appointed by the

Company shall, upon expiry of the application period

but otherwise in accordance with the terms and

conditions of the acquisition offer, be entitled to

transfer shares to the Company and to pay

compensation, amounting to the value of the non-

exercised sales rights less the banks costs, to the

shareholders concerned. However, the compensation

payable may not exceed the compensation that may be

paid per sales right in the event of an offer of

commission-free sale of sales rights. In the event

foreign legal and/or administrative rules

significantly impede implementation of an acquisition

 offer in a particular country, the Board of

Directors or a party appointed by the Board of

Directors, shall be entitled to effect a sale of

sales rights on behalf of the shareholders concerned

and shall, instead, pay the cash amount received upon

 a sale carried out with due care, less costs

incurred. The Board of Directors shall be entitled to

 decide on other terms and conditions for the

acquisition; The purpose of the proposal above is to

provide the Board of Directors with an instrument to

adapt and improve the Company's capital structure and

 thereby create added value for the shareholders; The

 Board of Directors also intends to propose that

future Annual General Meetings of the Company

authorize the Board of Directors to resolve on

acquisitions of own shares on terms and conditions

that are materially equivalent to those set forth

above, at present, the Company does not hold any own

shares; the Board of Directors intends to propose the

PROPOSAL #17.A: The Board of Directors' proposal in          ISSUER            YES             FOR                  FOR

essence: [a] Implementation of a long-term incentive

program 2010/2013 The proposed long-term incentive

program for 2010/2013 [Performance Share Program

2010/2013] shall comprise approximately 100 senior

executives within the TeliaSonera group of Companies

[the Group] and in total no more than 1,560,000

TeliaSonera shares may be transferred to participants

 in the program upon fulfilment of the performance

conditions set out in the program [Performance

Shares]; The maximum number of Performance Shares

that finally may be allotted, corresponds to

approximately 0.03 percent of the total number of

outstanding shares in the Company; the Board of

Directors intends to propose forthcoming annual

general meetings to implement performance-based share

 programs on similar conditions that apply to the now

 proposed program; Participants in the program shall

be given the opportunity to, provided that certain

performance conditions, consisting of financial

targets linked to EPS [Earnings Per Share] and TSR

[Total Shareholder Return], are met during the three

financial years 2010-2012 [the Performance Period],

receive without consideration final allotments of

Performance Shares; participation in the program

requires that the participants have invested in or

allocated to the program TeliaSonera shares [Saving

Shares] corresponding to a value of two (2) percent

of a participant's annual gross base salary [i.e.

before taxes] per year-end 2009 or, if a participant

has been employed thereafter, the calculated annual

gross base salary for 2010 [the Base Salary], saving

shares shall normally be acquired or allocated to the

 program during a period of approximately two weeks

following the publication of the Company's Interim

Report for the first quarter 2010, but in the event

of new recruitments thereafter, participation in the

program may be offered and acquisition or allocation

of Saving Shares may take place until the end of

August 2010; a condition for final allotments of

performance shares shall normally be that the

participant has been employed within the Group during

 the whole period from entering into the program

until the day of publication of the Company's Interim

 Report for the first quarter 2013 (the Vesting

Period) and that all saving shares held by a

participant have been kept during such period;

maximum preliminary allotments of Performance Shares

for each of the financial years 2010, 2011 and 2012

based on the EPS targets, shall amount to the number

of performance shares corresponding to approximately

6.67 percent of the Base Salary for each member of

the Group Management or, alternatively, 5.00 per cent

 of the base salary for each other manager, in both

cases, divided by the average share price during

December of the Company’s share on the Nasdaq

OMX Stockholm official price list each of the years

2009, 2010 and 2011; maximum allotments of

performance shares based on the TSR target shall

amount to the number of performance shares

PROPOSAL #17.B: The Board of Directors has considered        ISSUER            YES             FOR                  FOR

 two alternative hedging methods for Performance

Program 2010/2013; either a hedging arrangement with

a bank or other financial institution securing

delivery of shares under the program or transfers of

shares held by the Company itself to participants in

Performance Share Program 2010/2013; the Board of

Directors considers the latter alternative as its

main alternative, however, should the annual general

meeting not approve the proposed transfer of shares

held by the Company itself, the Board of Directors

may enter into a hedging arrangement set out above

with a third party to hedge the obligations of the

Company under the program. Based on the above

conditions, the Board of Directors proposes that no

more than 1,560,000 TeliaSonera shares may be

transferred to participants in Performance Share

Program 2010/2013 as performance shares, entitled to

receive allotments of performance shares without

consideration shall be such persons within the Group

being participants in Performance Share Program

2010/2013. Further, subsidiaries shall be entitled to

 acquire shares without consideration, in which case

such Company shall be obliged, pursuant to the terms

and conditions of Performance Share Program

2010/2013, to immediately transfer the shares to such

 persons within the Group that participate in

performance share program 2010/2013, transfers of

shares shall be made without consideration at the

time and on such additional terms and conditions that

 participants in Performance Share Program 2010/2013

are entitled to receive final allotment of shares,

the number of shares that may be transferred shall be

 subject to recalculation in the event of an

intervening bonus issue, split, preferential rights

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TENARIS S A

  TICKER:                  N/A                 CUSIP:   L90272102

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report and certifications            ISSUER             NO              N/A                  N/A

from the Management of the Board of Directors and of

the reports from the Independent Auditors with regard

 to the consolidated financial statements of the

Company for the FYE on 31 DEC 2009, 2008 and 2007,

and of the annual financial statements of the Company

 to 31 DEC 2009

PROPOSAL #2: Approve the consolidated financial                 ISSUER             NO              N/A                  N/A

statements of the Company for the FYE on 31 DEC 2009,

 2008 and 2007

PROPOSAL #3: Approve the annual financial statements         ISSUER             NO              N/A                  N/A

of the Company to 31 DEC 2009

PROPOSAL #4: Approve the allocation of results and            ISSUER             NO              N/A                  N/A

payment of dividends for the FYE on 31 DEC 2009

PROPOSAL #5: Approve to release from liability for            ISSUER             NO              N/A                  N/A

the members of the Board of Directors for the

performance of their term in office during the FYE on

PROPOSAL #6: Election of the members of the Board of         ISSUER             NO              N/A                  N/A

Directors

PROPOSAL #7: Approve the remuneration for the members        ISSUER             NO              N/A                  N/A

 of the Board of Directors

PROPOSAL #8: Approve the designation of the                        ISSUER             NO              N/A                  N/A

Independent Auditors for the FYE on 31 DEC 2010 and

their compensation

PROPOSAL #9: Authorize the Company, or any                          ISSUER             NO              N/A                  N/A

subsidiary, to buy, acquire or receive periodically

shares of the Company, in accordance with Article 49,

 2, of the Law of Luxembourg of 10 AUG 1915, and with

 the applicable laws and regulations

PROPOSAL #10: Authorize the Board of Directors to              ISSUER             NO              N/A                  N/A

carry out the distribution of all the notices to the

shareholders, including the material for the general

meeting of shareholders and the issuance of proxies

and annual reports for the shareholders through the

electronic means that are allowed by any applicable

laws or regulations

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TESCO PLC

  TICKER:                  N/A                 CUSIP:   G87621101

  MEETING DATE:      7/3/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors report and the            ISSUER            YES             FOR                  FOR

accounts for the period ended 28 FEB 2009

PROPOSAL #2.: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mr. R. Brasher as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Mr. P. Clarke as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. A. Higginson as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Mr. C. Allen as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-elect Dr. H. Einsmann as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Elect Ms. J. Tammenoms Bakker as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #10.: Elect Mr. P. Cescau as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #11.: Elect Mr. K. Hanna as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #12.: Elect Mr. L. McIlwee as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #13.: Re-appoint the Auditors                                  ISSUER            YES             FOR                  FOR

PROPOSAL #14.: Authorize the Directors to set the              ISSUER            YES             FOR                  FOR

Auditors remuneration

PROPOSAL #15.: Approve to increase the authorized              ISSUER            YES             FOR                  FOR

share capital of the Company

PROPOSAL #16.: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

relevant securities

PROPOSAL #S.17: Approve to disapply pre-emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.18: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own shares

PROPOSAL #19.: Grant authority the political                       ISSUER            YES             FOR                  FOR

donations by the Company and its subsidiaries

PROPOSAL #20.: Adopt the Tesco PLC Group Bonus Plan          ISSUER            YES             FOR                  FOR

2009

PROPOSAL #21.: Amend the Tesco PLC 2004 Discretionary        ISSUER            YES             FOR                  FOR

 Share Option Plan

PROPOSAL #S.22: Grant authority the short notice                ISSUER            YES             FOR                  FOR

general meetings

PROPOSAL #S.23: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Approve the requisitionists

resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THALES

  TICKER:                  N/A                 CUSIP:   F9156M108

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #o.1: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #o.2: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FY 2009

PROPOSAL #o.3: Approve the allocation of income of            ISSUER            YES             FOR                  FOR

the holding Company and setting of the dividend

PROPOSAL #o.4: Approve the regulated agreement                   ISSUER            YES         AGAINST           AGAINST

authorized by the Board of Directors on 19 MAY, 2009

according to Article L.225-42-1 of the Commercial

Code relating to M. Denis Ranque

PROPOSAL #o.5: Approve the regulated agreement                   ISSUER            YES         AGAINST           AGAINST

authorized by the Board of Directors on 19 MAY, 2009

according to Article L.225-42-1 of the Commercial

Code relating to M. Denis Ranque

PROPOSAL #o.6: Approve the regulated agreement                   ISSUER            YES         AGAINST           AGAINST

authorized by the Board of Directors on 24 JULY 2009

according to Article L.225-42-1 of the Commercial

Code relating to M. Luc Vigneron

PROPOSAL #o.7: Approve the regulated agreement                   ISSUER            YES         AGAINST           AGAINST

authorized by the Board of Directors on 24 JULY 2009

according to Article L.225-42-1 of the Commercial

Code relating to M. Luc Vigneron

PROPOSAL #o.8: Approve the regulated agreements                 ISSUER            YES         AGAINST           AGAINST

pursuant to Article L.225-38 of the Commercial Code

authorized by the Board of Directors meetings on 24

JULY 2009 and 29 SEP 2009

PROPOSAL #o.9: Ratify the co-optation of Mr. Yannick         ISSUER            YES             FOR                  FOR

d' Escatha as Board member Person not belonging to

the Company

PROPOSAL #o.10: Ratify the co-optation of Mr. Steve          ISSUER            YES             FOR                  FOR

Gentili as Board member Person not belonging to the

Company

PROPOSAL #o.11: Ratify the co-optation of Mr. Pierre         ISSUER            YES             FOR                  FOR

Mutz as Board member Person not belonging to the

Company

PROPOSAL #o.12: Ratify the co-optation of Mr. Luc              ISSUER            YES         AGAINST           AGAINST

Vigneron as Board member, on proposal of the Public

Sector

PROPOSAL #o.13: Ratify the co-optation of Mr. Bruno          ISSUER            YES         AGAINST           AGAINST

Parent as Board member, on proposal of the Public

Sector representing the State

PROPOSAL #o.14: Ratify the co-optation of Mr. Charles        ISSUER            YES         AGAINST           AGAINST

 Edelstenne as Board member, on proposal of

Industrial Partner

PROPOSAL #o.15: Ratify the co-optation of Mr. Amaury         ISSUER            YES         AGAINST           AGAINST

de Seze as Board member, on proposal of Industrial

Partner

PROPOSAL #o.16: Ratify the co-optation of Mr. Eric            ISSUER            YES         AGAINST           AGAINST

Trappier as Board member, on proposal of Industrial

Partner

PROPOSAL #o.17: Ratify the co-optation of Mr. Lo k            ISSUER            YES         AGAINST           AGAINST

Sagalen as Board member, on proposal of Industrial

Partner

PROPOSAL #o.18: Ratify the co-optation of Mr. Olivier        ISSUER            YES         AGAINST           AGAINST

 Bourges as Board member, on proposal of the Public

Sector representing the State

PROPOSAL #o.19: Approve the renewal of Mr. Olivier            ISSUER            YES         AGAINST           AGAINST

Bourges term as a Board member, on proposal of the

Public Sector representing the State

PROPOSAL #o.20: Approve the renewal of Mr. Bruno                ISSUER            YES         AGAINST           AGAINST

Parent'S term as a Board member, on proposal of the

Public Sector representing the State

PROPOSAL #o.21: Approve the renewal of Mr. Yannick            ISSUER            YES         AGAINST           AGAINST

d'Escatha'S term as a Board member Person not

belonging to the Company

PROPOSAL #o.22: Approve the renewal of Mr. Steve                ISSUER            YES         AGAINST           AGAINST

Gentili's term as Board member Person not belonging

to the Company

PROPOSAL #o.23: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allow the Company, except during a period of public

offer, to operate on its own shares as part of a

program to repurchase shares with a maximum purchase

price of   50 per share

PROPOSAL #e.24: Authorize to the Board of Directors          ISSUER            YES         AGAINST           AGAINST

to grant options to purchase shares

PROPOSAL #e.25: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

allocate for free existing shares, acquired as part

of the program to repurchase shares

PROPOSAL #e.26: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue, with preferential subscription rights, shares

or securities giving access to the capital, for a

period of 26 months, with a limit of 30 million

shares of a nominal value of EUR 3.00 and a limit of

debt securities of a nominal value of EUR 1.5 billion

PROPOSAL #e.27: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue, with cancellation of preferential subscription

 rights and possibility of a period of precedence,

shares or securities giving access to the capital,

for a period of 26 months, with a limit of 30 million

 shares of a nominal value of EUR 3.00 and a limit of

 debt securities of a nominal value of EUR 1.5 billion

PROPOSAL #e.28: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of securities of issues decided

according to the resolutions N 26 and N27, within the

 legal limit of 15% of these issues, and within the

respective limits pursuant to the resolutions N 26

and N 27

PROPOSAL #e.29: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue shares as remuneration for the contribution of

equity securities or securities giving access to the

capital of other companies for a period of 26 months,

 within the legal limit of 10 percent of the capital

at the date of the General Meeting

PROPOSAL #e.30: Approve the decision to set the                 ISSUER            YES             FOR                  FOR

overall limits of issues carried out under the

resolutions N 26 to N 29 to 50 million shares of a

nominal value of EUR 3.00 in capital and EUR 2

billion in debt securities

PROPOSAL #e.31: Authorize  the Board of Directors to         ISSUER            YES             FOR                  FOR

issue shares reserved to members of the Group Saving

Plan under the terms provided by law, with a limit of

 6 million shares of a nominal value of EUR 3.00

PROPOSAL #o.32: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE CARPHONE WAREHOUSE GROUP PLC

  TICKER:                  N/A                 CUSIP:   G5344S105

  MEETING DATE:      2/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the proposed Scheme of                       ISSUER            YES             FOR                  FOR

Arrangement as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE CARPHONE WAREHOUSE GROUP PLC

  TICKER:                  N/A                 CUSIP:   G5344S105

  MEETING DATE:      2/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, for the purpose of giving              ISSUER            YES             FOR                  FOR

effect to the scheme of arrangement dated 29 JAN 2010

  the Scheme  between The Carphone Warehouse Group

PLC Carphone Warehouse  and the holders of the Scheme

 Shares  as specified in the Scheme , as specified,

in its original forth or subject to any modification,

 addition or condition approved or imposed by the

Court  as specified in the Scheme  and/or agreed by

Carphone Warehouse, New Carphone Warehouse PLC, a

Company incorporated in England and Wales, with

registered number 07105905  New Carphone Warehouse

and TalkTalk Telecom Group PLC, a Company

incorporated in England and Wales, with registered

number 07105891 TalkTalk :  a  Carphone Warehouse's

name be and it is changed to TalkTalk Telecom

PROPOSAL #S.2: Approve, subject to and conditional            ISSUER            YES             FOR                  FOR

upon the resolution numbered 1 as specified, the

proposed reduction of capital of New Carphone

Warehouse approved at a general meeting by a special

resolution of the shareholders of New Carphone

Warehouse to implement the New Carphone Warehouse

Demerger Reduction  as specified in the Scheme

PROPOSAL #S.3: Approve, subject to and conditional            ISSUER            YES             FOR                  FOR

upon the resolution numbered 1 as specified, the

proposed reduction of capital of TalkTalk approved at

 a general meeting by a special resolution of the

shareholders of TalkTalk to implement the TalkTalk

Capital Reduction  as specified in the Scheme

PROPOSAL #4: Authorize the Directors  or a duly                 ISSUER            YES             FOR                  FOR

authorized Committee of the Directors , subject to

and conditional upon the 'resolutions numbered 1 and

2 as specified, the Demerger  as specified in the

Scheme  of the TalkTalk Business  as specified in the

 Scheme  and to carry the same into effect  with such

 non-material amendments as they shall deem necessary

 or appropriate  and in connection therewith:  a

authorize the Directors of Carphone Warehouse and

instructed to do or procure to be done all such acts

and things on behalf of Carphone Warehouse CONTD.

PROPOSAL #5: Approve the grant of options under the          ISSUER            YES             FOR                  FOR

Unapproved Schedule to The Carphone Warehouse Company

 Share Option Plan to employees of Best Buy Europe

Distributions Limited and its subsidiaries in DEC 2008

PROPOSAL #6: Authorize the Directors of Carphone                ISSUER            YES             FOR                  FOR

Warehouse  or a duly authorized Committee of the

Directors , subject to and conditional upon the

resolutions numbered 1, 2, 3 and 4 as specified, to

make such amendments to the Unapproved Schedule to

The Carphone Warehouse Company Share Option Plan, The

 Carphone Warehouse Group PLC Performance Share Plan,

 The Carphone Warehouse Executive Incentive Scheme,

The TalkTalk Value Enhancement Scheme and The

Carphone Warehouse Group Value Enhancement Scheme as

are necessary or desirable to give effect to the

proposed treatment of the participants in those

Plans, as specified in Paragraph 11 of Part I of the

document of which this Notice forms part

PROPOSAL #7: Approve, subject to and conditional upon        ISSUER            YES             FOR                  FOR

 the resolutions numbered 1, 2, 3, and 4 as

specified, the adoption by TalkTalk and New Carphone

Warehouse of the Unapproved Schedule to The Carphone

Warehouse Company Share Option Plan, The Carphone

Warehouse Group PLC Performance Share Plan and The

Carphone Warehouse Executive Incentive Scheme  the

Transitioning Schemes , the principal terms of which

are summarized at Paragraph 9 of Part Xl of the

document of which this Notice forms part, and;  a

authorize the Directors of TalkTalk and New Carphone

Warehouse, to do all things necessary or expedient to

 carry the Transitioning Schemes into effect; CONTD.

PROPOSAL #8: Approve, subject to and conditional upon        ISSUER            YES         AGAINST           AGAINST

 the resolutions numbered 1, 2, 3 and 4 as specified,

 the adoption by TalkTalk of The TalkTalk Group Value

 Enhancement Scheme  the TTG VES , the principal

terms of which are summarized at Paragraph 9 of Part

XI of the document of which this notice forms part,

and:  a  authorize the Directors of TalkTalk, to do

all things necessary or expedient to carry the TTG

VES into effect;  b  authorize the Directors of

TalkTalk, subject to the rules of the TTG VHS, to

make such alteration or addition to the TTG VES as

may be necessary in order to benefit the

administration of the TTG VES at any time;  c

authorize the Directors of TalkTalk, to establish

further employee share schemes based on the TTG VES

but modified to take account of local tax, exchange

control or securities laws in any overseas

PROPOSAL #9: Approve, subject to and conditional upon        ISSUER            YES         AGAINST           AGAINST

 the resolutions numbered 1, 2, 3, and 4 as

specified, the adoption by TalkTalk of The Carphone

Warehouse Group Value Enhancement Scheme  the CPWG

VES  in respect of Participation Shares as specified

in Paragraph 9.3 a  i  of Part XI of the document of

which this notice forms part  in the TalkTalk Group

as specified in the document of which this notice

forms part  businesses, the principal terms of which

are summarized at Paragraph 9 of Part XI of the

document of which this Notice forms part, and:  a

authorize the Directors of TalkTalk, to do all things

 necessary or expedient to carry the CPWG VES into

effect; CONTD.

PROPOSAL #10: Approve, subject to and conditional              ISSUER            YES         AGAINST           AGAINST

upon the resolutions numbered 1, 2, 3, and 4 as

specified, the adoption by New Carphone Warehouse of

the CPWG VES in respect of Participation Shares  as

specified in Paragraph 9.3 a  i  of Part XI of the

document of which this Notice forms part  in the Best

 Buy Europe Group  as specified in the document of

which this Notice forms part businesses, the

principal terms of which are summarized at Paragraph

9 of Part XI of the document of which this Notice

forms part, and:  a  authorize the Directors of New

Carphone Warehouse, to do all things necessary or

expedient to carry the CPWG VBS into effect; CONTD.

PROPOSAL #11: Approve, subject to and conditional              ISSUER            YES             FOR                  FOR

upon the resolutions numbered 1, 2, 3 and 4 as

specified, the establishment by TalkTalk of The

TalkTalk Telecom Group PLC 2010 Discretionary Share

Option Plan  the TalkTalk DSOP , the principal terms

of which are summarized at Paragraph 9 of Part XI of

the document of which this Notice forms part, and:  a

  authorize the Directors of TalkTalk, to make such

amendments to the TalkTalk DSOP as may be necessary

to obtain HM Revenue & Customs approval to the same

and to do all things necessary or expedient to carry

the TalkTalk DSOP into effect; CONTD.

PROPOSAL #12: Approve, subject to and conditional              ISSUER            YES             FOR                  FOR

upon the resolutions numbered 1, 2, 3 and 4 as

specified, the establishment by New Carphone

Warehouse of the Carphone Warehouse Group plc 2010

Share Scheme  the New Carphone Warehouse Share Scheme

 , the principal terms of which are summarized at

Paragraph 9 of Part XI of the document of which this

Notice forms part, and  a  authorize the Directors of

 New Carphone Warehouse, to make such amendments to

the New Carphone Warehouse Share Scheme as may be

necessary to obtain HM Revenue & Customs approval to

the same and to do all things necessary or expedient

to carry the New Carphone Warehouse Share Scheme into

PROPOSAL #13: Approve, subject to and conditional              ISSUER            YES             FOR                  FOR

upon the resolutions numbered 1, 2, 3 and 4 as

specified, the establishment by TalkTalk of The

TalkTalk Telecom Group PLC Savings Related Share

Option Scheme  the TalkTalk SAYE Scheme , the

principal terms of which are summarized at Paragraph

9 of Part XI of the document of which this Notice

forms part, and:  a  authorize the Directors of

TalkTalk, to make such amendments to the TalkTalk

SAYE Scheme as may be necessary to obtain HM Revenue

& Customs approval to the same and to do all things

necessary or expedient to carry the TalkTalk SAYB

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE CARPHONE WAREHOUSE GROUP PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G5344S105

  MEETING DATE:      7/23/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report and                 ISSUER            YES         AGAINST           AGAINST

accounts for the period ended 31 MAR 2009

PROPOSAL #2.: Approve the remuneration report                      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mr. David Mansfield as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #5.: Re-elect Mr. Baroness Morgan as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #6.: Re-appoint Deloitte LLP as the Auditors        ISSUER            YES         AGAINST           AGAINST

 and authorize the Audit Committee to agree the

Auditors' remuneration

PROPOSAL #7.: Approve the CPWG VES                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8.: Approve the loans made pursuant to the         ISSUER            YES         AGAINST           AGAINST

CPWG VES

PROPOSAL #9.: Authorize the Directors to deal with            ISSUER            YES         AGAINST           AGAINST

all matters in respect of the CPWG VES

PROPOSAL #10.: Approve the TTG VES                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #11.: Approve the loans made pursuant to the        ISSUER            YES         AGAINST           AGAINST

 TTG VES

PROPOSAL #12.: Authorize the Directors to deal with          ISSUER            YES         AGAINST           AGAINST

all matters in respect of the TTG VES

PROPOSAL #S.13: Approve to call general meetings                ISSUER            YES             FOR                  FOR

other than AGM's on not less than 14 days' notice

PROPOSAL #S.14: Approve to allot shares                                ISSUER            YES             FOR                  FOR

PROPOSAL #S.15: Approve to disapply pre-emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.16: Grant authority to repurchase shares         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE SWATCH GROUP AG, NEUENBURG

  TICKER:                  N/A                 CUSIP:   H83949133

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 annual report (annual          ISSUER             NO              N/A                  N/A

report, financial statements and consolidated

financial statements)

PROPOSAL #2: Grant discharge to the Board of                       ISSUER             NO              N/A                  N/A

Directors for the FY 2009

PROPOSAL #3: Approve the appropriates 2009 profit of         ISSUER             NO              N/A                  N/A

CHF 466,318,860.25 resulting from the balance sheet

(net income as of 31 DEC 2009 of CHF 432,821,927.52

plus balance brought forward from the previous year

of CHF 33,496,932.73) as specified

PROPOSAL #4.1: Election of Esther Grether to the                ISSUER             NO              N/A                  N/A

Board of Directors for 3 year period

PROPOSAL #4.2: Election of Dr.H.C. Nayla Hayek to the        ISSUER             NO              N/A                  N/A

 Board of Directors for 3 year period

PROPOSAL #4.3: Election of Dr. Peter Gross to the              ISSUER             NO              N/A                  N/A

Board OF Directors for 3 year period

PROPOSAL #4.4: Election of Dr. H.C. Nicolas G. Hayek         ISSUER             NO              N/A                  N/A

to the Board of Directors for 3 year period

PROPOSAL #4.5: Election of Prof. Dr.H.C. Claude                 ISSUER             NO              N/A                  N/A

Nicollier to the Board of Directors for 3 year period

PROPOSAL #4.6: Election of Johann Niklaus Schneider-         ISSUER             NO              N/A                  N/A

Ammann to the Board of Directors for 3 year period

PROPOSAL #4.7: Election of Ernst Tanner to the Board         ISSUER             NO              N/A                  N/A

of Directors for 3 year period

PROPOSAL #4.8: Election of Georges Nicolas Hayek as a        ISSUER             NO              N/A                  N/A

 new Member to the Board of Directors for 3 year

PROPOSAL #4.9: Election of DR. Jean-Pierre Roth as a         ISSUER             NO              N/A                  N/A

new Member to the Board of Directors for 3 year period

PROPOSAL #5: Appointment of PricewaterhouseCoopers            ISSUER             NO              N/A                  N/A

Ltd as the Statutory Auditors for another period of

one year

PROPOSAL #6: Approve the adaptation of Article 8                ISSUER             NO              N/A                  N/A

Paragraph 4 of the Statutes as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THOMAS COOK GROUP

  TICKER:                  N/A                 CUSIP:   G88471100

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the accounts and the reports               ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the remuneration report                       ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the Long Term Incentive                       ISSUER            YES             FOR                  FOR

performance conditions

PROPOSAL #4: Approve to agree the final dividend                ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Roger Burnell                                       ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Manny Fontenla Novoa                           ISSUER            YES             FOR                  FOR

PROPOSAL #7: Elect Sam Weihagen                                              ISSUER            YES             FOR                  FOR

PROPOSAL #8: Elect Peter Middleton                                         ISSUER            YES             FOR                  FOR

PROPOSAL #9: Elect Paul Hollingworth                                     ISSUER            YES             FOR                  FOR

PROPOSAL #10: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors

PROPOSAL #11: Authorize the Directors to fix the                ISSUER            YES             FOR                  FOR

Auditors remuneration

PROPOSAL #12: Grant authority to make political                 ISSUER            YES             FOR                  FOR

donations

PROPOSAL #13: Grant authority to allot shares                      ISSUER            YES             FOR                  FOR

PROPOSAL #S.14: Approve to disapply pre emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.15: Amend the Memorandum and Articles of         ISSUER            YES             FOR                  FOR

Association

PROPOSAL #S.16: Approve to amend the period of notice        ISSUER            YES             FOR                  FOR

 for general meetings

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THOMSON REUTERS PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G8847Z105

  MEETING DATE:      8/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve [with or without modification]         ISSUER            YES             FOR                  FOR

a scheme of arrangement [the Scheme of Arrangement]

proposed to be made between Thomson Reuters PLC and

the holders of the scheme shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THOMSON REUTERS PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G8847Z105

  MEETING DATE:      8/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, for the purpose of giving              ISSUER            YES             FOR                  FOR

effect to the scheme of arrangement [the scheme]

dated 08 JUL 2009 in its original form or with or

subject to any modification, addition or condition

approved or imposed by the High Court of Justice in

England and Wales [the Court] proposed to be made

between Thomson Reuters PLC and the holders of the

scheme shares [as specified in the Scheme]: [a]at the

 Reorganization record time [as specified]: each

scheme share in respect of which a valid election

under the Transfer Alternative [as specified] has

been made shall be reclassified into one T ordinary

share of GBP 0.25 each [the T ordinary shares], such

T ordinary shares having the rights as specified in

new Articles 3 and 10 to be adopted pursuant to

Section [b] of this resolution; and [ii] each

Excluded Share [as specified] shall be reclassified

into one E Ordinary share of GBP 0.25 each [the E

ordinary shares], such E ordinary Share having the

rights set out in new Articles 3 and 10 to be adopted

 pursuant to Section [b] of this resolution; [b] with

 effect from the reclassifications referred to in

Section [a] of this Resolution, Articles 3 and 10 of

the Articles of Association of Thomson Reuters PLC

[the Articles] shall be replaced by the as specified

new Articles 3 and 10; [c] the scheme and authorize

the Directors of Thomson Reuters Corporation and

Thomson Reuters PLC to take all such action as they

may consider necessary or appropriate for carrying

the Scheme into effect; for the purpose of giving

effect to the Scheme: the issued share capital of

Thomson Reuters PLC be reduced by cancelling and

extinguishing the Ordinary Shares [as specified]

other than: [i] those scheme shares in respect of

which valid elections have been made under the

Transfer Alternative [such scheme shares to be

reclassified as T ordinary shares following the

reclassifications referred to in Section [a] of this

resolution taking effect] and [ii] any Excluded

Shares [such Excluded Shares to be reclassified as E

Ordinary Shares following the reclassifications

referred to in Section [a] of this Resolution taking

effect], and forthwith and contingently upon such

reduction of capital taking effect: the authorized

share capital of Thomson Reuters PLC be increased to

its former amount by the creation of such number of

Ordinary Shares [New Thomson Reuters PLC Shares] as

is equal to the aggregate number of Ordinary Shares

cancelled pursuant to Section [c][ii][A] of this

resolution; Thomson Reuters PLC shall apply the

reserve arising as a result of such reduction of

capital in paying up, in full at par, the New Thomson

 Reuters PLC shares, which shall be allotted and

issued, credited as fully paid, to Thomson Reuters

Corporation and/or its nominee or nominees; and

authorize the Directors of Thomson Reuters PLC, for

the purposes of Section 80 of the Companies Act 1985,

 to allot the New Thomson Reuters PLC shares provided

 that: the maximum nominal amount of share capital

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THYSSENKRUPP AG, DUISBURG/ESSEN

  TICKER:                  N/A                 CUSIP:   D8398Q119

  MEETING DATE:      1/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2008/2009 FY

with the report of the Supervisory Board, the Group

financial statements and Group annual report as well

as the report by the Board of Managing Directors

pursuant to Sections 289(4) and 315(4) of the German

Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distribution profit of EUR 154,346,713.20 as follows:

 payment of a dividend of EUR 0.30 per no-par share

EUR 15,304,665.60 shall be carried forward ex-

dividend and payable date: 22 JAN 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the Members of the Board of Managing Directors

PROPOSAL #6.1.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Professor. Dr.-Ing. Dr.-Ing. E.h. Hans-Peter keitel

PROPOSAL #6.2.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Professor. Dr. Ulrich Lehner

PROPOSAL #6.3.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Professor. Dr. Bernhard Pellens

PROPOSAL #6.4.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Dr. Henning Schulte-Noelle

PROPOSAL #6.5.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Christian Streiff

PROPOSAL #6.6.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Juergen R. Thumann

PROPOSAL #6.7.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Professor. Dr. Beatrice Weder Di Mauro

PROPOSAL #7.: Appointment of Auditors for the                     ISSUER            YES             FOR                  FOR

2009/2010 FY: KPMG AG, Berlin

PROPOSAL #8.: Renewal of the authorization to acquire        ISSUER            YES         AGAINST           AGAINST

 own shares, the Company shall be authorized to

acquire own shares of up to 10% of the Company's

share capital through the Stock Exchange at a price

not deviating more than 5% from the market price, or

by way of a public repurchase offer at a price not

deviating more than 10% from the market price of the

shares, on or before 20 JAN 2015, the Board of

Managing Directors shall be authorized to retire the

shares, to dispose of the shares in a manner other

than the Stock Exchange or an offer to all

shareholders if the shares are sold at a price not

materially below their market price, to offer the

shares to employees of the Company and its

affiliates, and to use the shares in connection with

mergers and acquisitions against payment in kind or

for satisfying conversion or option rights

PROPOSAL #9.: Authorization to use derivatives for            ISSUER            YES         AGAINST           AGAINST

the acquisition of own shares supplementary to Item

8, the Company shall also be authorized to use put

and call options for the acquisition of own shares of

 up to 5% of the Company's share capital, at prices

not deviating more than 10% from the market price of

the shares

PROPOSAL #10.: Amendments to the Articles of                       ISSUER            YES             FOR                  FOR

Association in accordance with the Law on the

Implementation of the Shareholder Rights Directive

(ARUG) - Section 17(1), in respect of shareholders

being entitled to participate and vote at the

shareholders meeting if they register with the

Company by the sixth day prior to the meeting -

Section 17(2), in respect of shareholders being

obliged to provide evidence of their shareholding as

per the statutory record date - Section 17(3), in

respect of proxy-voting instructions also being

issued electronically in a manner determined by the

Company - Section 17(4), in respect of the Board of

Managing Directors being authorized to provide for

online-participation at a shareholders meeting -

Section 17(5), in respect of the Board of Managing

Directors being authorized to provide for the

shareholders to exercise their right to vote, without

 participating at the meeting, in writing or by way

of electronic means of communication - Section 18(3),

 in respect of the chairman of the shareholders

meeting being authorized to permit the audiovisual

transmission of the shareholders meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TITAN CEMENT CO, ATHENS

  TICKER:                  N/A                 CUSIP:   X90766126

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual financial statements         ISSUER             NO              N/A                  N/A

for 2009 along with Board of Director's and Chartered

 Auditors' reports and disposal of profits

PROPOSAL #2: Approve the dismissal of Board of                   ISSUER             NO              N/A                  N/A

Director and Chartered Auditors from every

compensational responsibility for 2009

PROPOSAL #3: Approve the Board of Director's                       ISSUER             NO              N/A                  N/A

remunerations for 2009 and pre-approval of them for

2010

PROPOSAL #4: Election of new Board of Director and            ISSUER             NO              N/A                  N/A

appointment of it's Independent Members

PROPOSAL #5: Approve the validation of the election          ISSUER             NO              N/A                  N/A

of the Audit Committee's Member under Article 37 of

Law 3693/2008 in     replacement of the resigned one

and election of it's ordinary and substitute  members

PROPOSAL #6: Election of Chartered Auditors ordinary         ISSUER             NO              N/A                  N/A

and substitute for 2010 and determination of their

remuneration

PROPOSAL #7: Approve the granting of approval of                ISSUER             NO              N/A                  N/A

share buy back, common and prefered own shares,

pursuant to Article 16 Paragraph 1 of Codified Law

PROPOSAL #8: Authorize, in accordance with Article 23        ISSUER             NO              N/A                  N/A

 Paragraph 1 of Codified Law 2190/1920, the Board of

Director and to company's managers to participate in

  Board of Directors or in the Management of Group's

Companies that pursue the  same or similar scopes

PROPOSAL #9: Approve the enactment of Stock Option            ISSUER             NO              N/A                  N/A

Plan for the acquisition of Company shares by

executive Members of the Board of Directors and the

personnel of the Company and its affiliated

Company's, in accordance with Article 13 Paragraph 13

 of Codified Law 2190/1920 and authorize the Board of

         Director for the determination of the

eligible holders of the way of rights   exercise and

of the rest of Plan's terms

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TNT NV, 'S GRAVENHAGE

  TICKER:                  N/A                 CUSIP:   N86672107

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and announcements                                  ISSUER             NO              N/A                  N/A

PROPOSAL #2: Presentation on 2009 performance by Mr          ISSUER             NO              N/A                  N/A

M.P. Bakker, Chief Executive Officer

PROPOSAL #3: Update and discussion on strategy vision        ISSUER             NO              N/A                  N/A

 2015

PROPOSAL #4: Annual report 2009                                              ISSUER             NO              N/A                  N/A

PROPOSAL #5: Discussion of the Corporate Governance          ISSUER             NO              N/A                  N/A

Chapter in the annual report 2009, Chapter 11

PROPOSAL #6: Adopt the 2009 financial statements                ISSUER            YES             FOR                  FOR

PROPOSAL #7.a: Discussion of the reserves and                     ISSUER             NO              N/A                  N/A

dividend guidelines

PROPOSAL #7.B: Approve the determination and                       ISSUER            YES             FOR                  FOR

distribution of dividend in cash or in shares

PROPOSAL #8: Approve the release from liability of            ISSUER            YES             FOR                  FOR

the Members of the Board of Management

PROPOSAL #9: Approve the release from liability of            ISSUER            YES             FOR                  FOR

the Members of the Supervisory Board

PROPOSAL #10: Approve the remuneration policy of the         ISSUER            YES             FOR                  FOR

Board of Management

PROPOSAL #11.A: Announcement of vacancies in the                ISSUER             NO              N/A                  N/A

Supervisory Board

PROPOSAL #11.b: Opportunity for the general meeting          ISSUER             NO              N/A                  N/A

to make recommendations for the re appointment of

Members of the Supervisory Board

PROPOSAL #11.C: Announcement by the Supervisory Board        ISSUER             NO              N/A                  N/A

 of the persons nominated for re appointment

PROPOSAL #12: Reappoint Mr. R. King as a Member of            ISSUER            YES             FOR                  FOR

the Supervisory Board

PROPOSAL #13: Appointment of Mr. J. Wallage as a                ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #14: Announcement of vacancies in the                   ISSUER             NO              N/A                  N/A

Supervisory Board as per the close of the AGM of

shareholders in 2011

PROPOSAL #15: Announcement of the intention of the            ISSUER             NO              N/A                  N/A

Supervisory Board to reappoint Mr. C.H. Van Dalen as

a Member of the Board of Management

PROPOSAL #16: Approve to maintain the large company          ISSUER            YES         AGAINST           AGAINST

regime at the level of TNT N.V

PROPOSAL #17: Approve the extension of the                          ISSUER            YES             FOR                  FOR

designation of the Board of Management as authorized

body to issue ordinary shares

PROPOSAL #18: Approve the extension of the                          ISSUER            YES             FOR                  FOR

designation of the Board of Management as authorized

body to limit or exclude the pre emptive right upon

the issue of ordinary shares

PROPOSAL #19: Authorize the Board of Management to            ISSUER            YES             FOR                  FOR

have the Company acquire its own shares

PROPOSAL #20: Approve the reduction of the issued              ISSUER            YES             FOR                  FOR

capital by cancellation of own shares

PROPOSAL #21: Announcement of the main conclusions of        ISSUER             NO              N/A                  N/A

 the Board of Management and the audit committee from

 the 3 yearly assessment of the functioning of the

external Auditor

PROPOSAL #22: Questions                                                            ISSUER             NO              N/A                  N/A

PROPOSAL #23: Close                                                                   ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOMKINS PLC

  TICKER:                  N/A                 CUSIP:   G89158136

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Directors' report and                   ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #2: Approve the Remuneration Committee report      ISSUER            YES             FOR                  FOR

PROPOSAL #3: Declare a dividend                                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-appoint Mr. D.B. Newlands                             ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-appoint the Independent Auditors                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Authorize the Directors to determine the        ISSUER            YES             FOR                  FOR

 Independent Auditors remuneration

PROPOSAL #7: Authorize the allotment of relevant                ISSUER            YES             FOR                  FOR

securities

PROPOSAL #S.8: Authorize the disapplication of pre            ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #9: Authorize the purchases of own shares             ISSUER            YES             FOR                  FOR

PROPOSAL #S.10: Adopt new Articles of association               ISSUER            YES             FOR                  FOR

PROPOSAL #S.11: Authorize the disapplication of                 ISSUER            YES             FOR                  FOR

shareholder rights directive provisions relating to

notice of general meetings

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOPDANMARK A/S, BALLERUP

  TICKER:                  N/A                 CUSIP:   K96213150

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report on the Company's                ISSUER            YES         ABSTAIN           AGAINST

activities in the past year

PROPOSAL #2: Receive the audited annual report signed        ISSUER            YES         ABSTAIN           AGAINST

 by the Board of Directors and the Board of Management

PROPOSAL #3: Adopt the annual report and decision on         ISSUER            YES         ABSTAIN           AGAINST

the appropriation of profits according to the Annual

Accounts as adopted

PROPOSAL #4.A: Election of Anders Knutsen as a Member        ISSUER            YES         ABSTAIN           AGAINST

 to the Board of Directors

PROPOSAL #4.B: Election of Jens Maaloe as a Member to        ISSUER            YES         ABSTAIN           AGAINST

 the Board of Directors

PROPOSAL #4.C: Election of Michael Pram Rasmussen as         ISSUER            YES         ABSTAIN           AGAINST

a Member to the Board of Directors

PROPOSAL #4.D: Election of Annette Sadolin as a                 ISSUER            YES         ABSTAIN           AGAINST

Member to the Board of Directors

PROPOSAL #4.E: Election of Soren Thorup Soresen as a         ISSUER            YES         ABSTAIN           AGAINST

Member to the Board of Directors

PROPOSAL #4.F: Election of Knud J. Vest as a Member          ISSUER            YES         ABSTAIN           AGAINST

to the Board of Directors

PROPOSAL #5.A: Amend the Article 4(1), 5(1), 6(1), 8,        ISSUER            YES         ABSTAIN           AGAINST

 11(3-4), 11(7-9), 12(1)(3), 13 and 15 of the

Articles of Association as specified and consequently

 amend Article 11(5) as specified

PROPOSAL #5.B: Authorize the Board of Directors to            ISSUER            YES         ABSTAIN           AGAINST

acquire own shares for the purpose of ownership or

security, the total of own shares held by the Company

 or its subsidiaries must not exceed 15% of the share

 capital, the shares can be acquired at a minimum

price of DKK 105  market price of DKK 10.5  per share

 and a maximum price of current market value plus 10%

PROPOSAL #5.C: Authorize the Board of Directors to            ISSUER            YES         ABSTAIN           AGAINST

issue to the Company's Board of Management and other

executives for 2011 up to 150,000 options, employee

shares with a nominal value of up to DKK 40,000;

consequently 5 and 6 of General Guidelines for

performance-related pay in Topdanmark be formulated

as specified for 2011

PROPOSAL #5.D: Approve that the remuneration to be            ISSUER            YES         ABSTAIN           AGAINST

paid to the Board of Directors be increased from a

total of DKK 3,712,500 to a total of DKK 4,050,000

implying an increase in the ordinary remuneration

from DKK 275,000 to DKK 300,000 with effect from the

FY 2010 commencing 01 JAN 2010

PROPOSAL #6: Re-elect Deloitte, Statsautoriseret                ISSUER            YES         ABSTAIN           AGAINST

Revisionsaktieselskab as one State-Authorized Public

Accountant to serve as the Auditor

PROPOSAL #7: Any other business                                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOTAL S A

  TICKER:                  N/A                 CUSIP:   F92124100

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                   ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.3: Approve the allocation of the profit,         ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #O.4: Approve the Agreements pursuant to              ISSUER            YES             FOR                  FOR

Article L. 225-38 of the Commercial Code

PROPOSAL #O.5: Approve the commitments pursuant to            ISSUER            YES         AGAINST           AGAINST

Article L. 225-42 of the Commercial Code

PROPOSAL #O.6: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

proceed with the Company's shares

PROPOSAL #O.7: Approve the renewal of Mr. Thierry              ISSUER            YES             FOR                  FOR

Desmarest's term as Board Member

PROPOSAL #O.8: Approve the renewal of Mr. Thierry de         ISSUER            YES         AGAINST           AGAINST

Rudder's term as Board Member

PROPOSAL #O.9: Appointment of Mr. Gunnar Brock as a          ISSUER            YES             FOR                  FOR

Board Member

PROPOSAL #O.10: Appointment of Mr. Claude Clement as         ISSUER            YES             FOR                  FOR

a Board Member to represent the Employees

Shareholders pursuant to Article 11 of the Statutes

PROPOSAL #O.11: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Appointment as Director, Mr.

Philippe Marchandise representing the Employees who

are shareholders of the Company for a 3-year period

[In accordance with Article 11 of the bylaws, only

one of the recommended Directors in resolutions 10,

11 and 12 will be elected]

PROPOSAL #O.12: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Appointment as Director, Mr.

Mohammed Zaki representing the Employees who are

shareholders of the Company for a 3-year period [In

accordance with Article 11 of the bylaws, only one of

 the recommended Directors in resolutions 10, 11 and

12 will be elected]

PROPOSAL #O.13: Approve the renewal of the Cabinet            ISSUER            YES             FOR                  FOR

Ernst and Young Audit as permanent statutory Auditor

PROPOSAL #O.14: Approve the Cabinet KPMG Audit as              ISSUER            YES             FOR                  FOR

permanent statutory Auditor

PROPOSAL #O.15: Appointment of Cabinet Auditex as the        ISSUER            YES             FOR                  FOR

 substitute statutory Auditor

PROPOSAL #O.16: Appointment of Cabinet KPMG Audit              ISSUER            YES             FOR                  FOR

I.S. as the substitute statutory Auditor

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital with preferential subscription

rights of the Shareholders, by issuing common shares

or any securities giving access to the capital by

incorporation of premiums, reserves, profits or others

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital by issuing common shares or any

securities giving access to the capital, with

cancellation of preferential subscription rights

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital by issuing common shares or any

securities giving access to the capital as

remuneration for the contributions in kind granted to

 the Company

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital in accordance to Article L.

3332-18 et seq. of the Code of Labor

PROPOSAL #E.21: Approve the authorization to grant            ISSUER            YES             FOR                  FOR

options to subscribe or purchase Company's shares to

some Collaborators of the group as well as to

Officers of the Company or Companies of the group

PROPOSAL #E.A: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Approve to add a new paragraph

to the end of Article 9 of the Articles of

Association as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRYGVESTA A/S

  TICKER:                  N/A                 CUSIP:   K9640A102

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report of the Supervisory            ISSUER             NO              N/A                  N/A

Board on the activities of the Company during the

past FY

PROPOSAL #2.A: Approve the annual report 2009 as                ISSUER            YES             FOR                  FOR

proposed by the Supervisory Board

PROPOSAL #2.B: Grant discharge to the Supervisory              ISSUER            YES             FOR                  FOR

Board and the Executive Management from liability as

proposed by the Supervisory Board

PROPOSAL #2.C: Approve that the remuneration to the          ISSUER            YES             FOR                  FOR

Members of the Supervisory Board for 2010 is fixed at

 DKK 300,000 (basic fee); the Chairman shall receive

a triple basic fee and the Deputy Chairman a double

basic fee; that the Members of the Audit Committee

shall receive a fee of DKK 150,000, and the Chairman

of the Committee shall receive DKK 225,000; that the

Members of the Remuneration Committee shall receive a

 fee of DKK 50,000, and the Chairman of the Committee

 shall receive DKK 75,000 as proposed by the

Supervisory Board

PROPOSAL #3: Approve that the profit for the year,            ISSUER            YES             FOR                  FOR

DKK 2.029 million, is distributed as follows: DKK

15.50 per share of DKK 25 is paid as cash dividends

and the balance is transferred to retained profit

after adjustment for net revaluation according to the

 equity method as proposed by the Supervisory Board

PROPOSAL #4.A: Authorize the Supervisory Board, until        ISSUER            YES         AGAINST           AGAINST

 14 APR 2015, to let the Company acquire treasury

shares within a total nominal value of 10% of the

Company's share capital from time to time, in

accordance with Section 198 of the Danish Companies

Act; the acquisition price for such shares may not

deviate by more than 10% from the price quoted by

NASDAQ OMX Copenhagen at the time of acquisition as

proposed by the Supervisory Board

PROPOSAL #4.B: Approve to renew the authority in                ISSUER            YES             FOR                  FOR

Article 8 to the effect that it is extended from

expiry on 21 SEP 2010 to expiry on 14 APR 2015; at

the same time, the amount is reduced as a consequence

 of the capital reduction carried out in 2009; the

first sentence of this provision will henceforth have

 the specified wording

PROPOSAL #4.C: Approve to renew the authority in                ISSUER            YES         AGAINST           AGAINST

Article 9 to the effect that it is extended from

expiry on 21 SEP 2010 to expiry on 14 APR 2015; at

the same time, the amount is reduced as a consequence

 of the capital reduction carried out in 2009; the

first sentence of this provision will henceforth have

 the specified wording

PROPOSAL #4.D: Approve that the Company changes its          ISSUER            YES             FOR                  FOR

name to Tryg A/S; that, at the same time, TrygVesta

A/S will be changed to be a secondary name; as a

consequence of the new Danish Companies Act, it is no

 longer required that the Company's name is stated in

 brackets after secondary names; and amend Articles 1

 and Article 19, 5th paragraph accordingly

PROPOSAL #4.e.1: Approve the consequential                          ISSUER            YES             FOR                  FOR

amendments, formality amendments and amendments of

terms required as a consequence of the new Danish

PROPOSAL #4.e.2: Approve change to the way of                     ISSUER            YES             FOR                  FOR

convening general meetings from one national

newspaper to the Company's website

PROPOSAL #4.f: Approve that the address of the                   ISSUER            YES             FOR                  FOR

Company's Registrar is replaced by the CVR no. of the

 Registrar, and the Registrar's name is changed due

to the Registrar having changed its name

PROPOSAL #4.g: Amend Articles 6 and 7 of the Articles        ISSUER            YES             FOR                  FOR

 of Association, as a consequence of the new name of

VP Securities A/S, to the effect that the words VP

Securities Services are deleted and replaced by a

central securities depository

PROPOSAL #5.1: Election of Mikael Olufsen as a Member        ISSUER            YES             FOR                  FOR

 of the Supervisory Board

PROPOSAL #5.2: Election of Jorn Wendel Andersen as a         ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #5.3: Election of John Frederiksen as a                ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #5.4: Election of Jesper Hjulmand as a                 ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #5.5: Election of Bodil Nyboe Andersen as an        ISSUER            YES             FOR                  FOR

 Independent Member of the Supervisory Board

PROPOSAL #5.6: Election of Paul Bergqvist as an                 ISSUER            YES             FOR                  FOR

Independent Member of the Supervisory Board

PROPOSAL #5.7: Election of Christian Brinch as an              ISSUER            YES             FOR                  FOR

Independent Member of the Supervisory Board

PROPOSAL #5.8: Election of Lene Skole as an                        ISSUER            YES             FOR                  FOR

Independent Member of the Supervisory Board

PROPOSAL #6: Re-appoint Deloitte Statsautoriseret              ISSUER            YES             FOR                  FOR

Revisionsaktieselskab as the Company's Auditor

PROPOSAL #7: Authorize the Chairman of the meeting to        ISSUER            YES             FOR                  FOR

 file the registrable resolutions adopted by the

general meeting with the Danish Commerce and

Companies Agency and to make such amendments to the

documents prepared in connection with these

resolutions as may be required by the Danish Commerce

 and Companies Agency in connection with registration

 of the adopted resolutions

PROPOSAL #8: Any other business                                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TUI AG, HANNOVER

  TICKER:                  N/A                 CUSIP:   D8484K166

  MEETING DATE:      2/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the abbreviated FY

from 01 JAN 2009 to 30 SEP 2009 with the report of

the Supervisory Board, the Group financial

statements, the Group annual report, and the reports

pursuant to Sections 289(4) and 315(4) of the German

PROPOSAL #2.: Net result for the abbreviated FY the          ISSUER             NO              N/A                  N/A

net loss for the abbreviated FY of EUR 97,978,530.55

shall be offset against the corresponding amount

withdrawn from the capital reserves, due to the

balanced net result, a resolution on this item is not

 necessary

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER             NO              N/A                  N/A

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER             NO              N/A                  N/A

Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the                     ISSUER             NO              N/A                  N/A

2009/2010 FY: PricewaterhouseCoopers AG, Hanover

PROPOSAL #6.: Election of Prof. Dr. Klaus Mangold to         ISSUER             NO              N/A                  N/A

the Supervisory Board

PROPOSAL #7.: Resolution on the size of the                        ISSUER             NO              N/A                  N/A

Supervisory Board being reduced from 20 to 16 Members

 and the Corresponding amendment to the Articles of

Association

PROPOSAL #8.: Approval of the remuneration system for        ISSUER             NO              N/A                  N/A

 the Members of the Board of Managing Directors, the

shareholder Monteray Enterprises Ltd. has put forth

the following additional items for resolution

pursuant to Section 122(2) of the Stock Corporation

PROPOSAL #9.: PLEASE NOTE THAT THIS IS A SHAREHOLDER         ISSUER             NO              N/A                  N/A

PROPOSAL: Resolution on the appointment of a special

auditor pursuant to Section 142(1) of the Stock

Corporation Act to examine whether the Board of

Managing Directors has breached its duties and caused

 the Company a financial damage in connection with

measures pertaining to the financing of Hapag Lloyd,

especially with regard to the disproportionate

financial contributions of the Company to Hapag Lloyd

 without receiving an adequate control over the

appropriation of future profits and share in the

increase of value of Hapag Lloyd; the Board of

Managing Directors and the Supervisory recommend that

 the appointment of a special Auditor be rejected

PROPOSAL #10.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER             NO              N/A                  N/A

 PROPOSAL: Resolution on the appointment of a special

 Auditor pursuant to Section 142(1) of the Stock

Corporation Act to examine whether the Board of

Managing Directors has met its legal duties when

publishing inside information in connection with the

issuance of convertible bonds in October/November

2009 and whether the insider trading prohibition

pursuant to the Securities Trading Act may have been

violated in connection with the issuance; the Board

of Managing Directors and the Supervisory recommend

that the appointment of a special Auditor be rejected

PROPOSAL #11.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER             NO              N/A                  N/A

 PROPOSAL: Revocation of the authorized capital

pursuant to Section 4(8) of the Articles of

Association, creation of a new authorized capital,

and the corresponding amendment to the Articles of

Association the existing authorized capital of up to

EUR 246,000,000 shall be revoked, the Board of

Managing Directors shall be authorized, with the

consent of the Supervisory Board, to increase the

share capital by up to EUR 128,000,000 through the

issue of new registered no-par'S hares against

contributions in cash, on or before 16 FEB 2015,

shareholders shall be granted subscription rights

except for the issue of shares to holders of

conversion and option rights, and for residual

amounts; the Board of Managing Directors and the

Supervisory recommend that the motion to revoke the

existing authorized capital be rejected

PROPOSAL #12.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER             NO              N/A                  N/A

 PROPOSAL: Revocation of the authorization given by

the shareholders meeting of 07 MAY 2008, to issue

bonds the authorization given by the shareholders

meeting of 07 MAY 2008, to issue convertible bonds,

warrant bonds, profit-sharing rights and/or income

bonds shall be revoked the Articles of Association

shall be adjusted accordingly; the Board of Managing

Directors and the Supervisory recommend that the

motion to revoke the authorization to issue bonds be

PROPOSAL #13.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER             NO              N/A                  N/A

 PROPOSAL: Revocation of the authorized capital

pursuant to Section 4(5) of the Articles of

Association and the corresponding amendment to the

Articles of Association the existing authorized

capital of up to EUR 64,000,000 shall be revoked; the

 Board of Managing Directors and the Supervisory

recommend that the motion to revoke the existing

authorized capital be rejected

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TUI TRAVEL PLC

  TICKER:                  N/A                 CUSIP:   G9127H104

  MEETING DATE:      2/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of        ISSUER            YES             FOR                  FOR

 the Directors and the Auditors for the YE 30 SEP 2009

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the YE 30 SEP 2009

PROPOSAL #3.: Declare a dividend                                            ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Dr. Michael Frenzel as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #5.: Re-elect Tony Campbell as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Clare Chapman as a Director             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7.: Re-elect Rainer Feuerhake as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-elect Johan Lundgren as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-elect Horst Baier as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Re-appoint KPMG Audit plc as the                 ISSUER            YES             FOR                  FOR

Auditors of the Company, until the conclusion of the

next AGM of the Company and authorize the Directors

to determine their remuneration

PROPOSAL #11.: Authorize the Directors, in accordance        ISSUER            YES             FOR                  FOR

 with Section 551 of the Companies Act 2006, to allot

 shares in the Company and to grant rights to

subscribe for, or to convert any security into,

shares in the Company (Rights): a) up to an aggregate

 nominal amount of GBP 37,267,022.30; and b) up to a

further aggregate nominal amount of GBP 37,267,022.30

 provided that: i) they are equity securities (within

 the meaning of Section 560(1) of the Companies Act

2006) and ii) they are offered by way of a rights

issue to holders of ordinary shares on the register

of members at such record date as the Directors may

determine where the equity securities respectively

attributable to the interests of the ordinary

shareholders are proportionate (as nearly as may be

practicable) to the respective numbers of ordinary

shares held or deemed to be held by them on any such

record date and to other holders of equity securities

 entitled to participate therein, subject to such

exclusions or other arrangements as the directors may

 deem necessary or expedient to deal with treasury

shares, fractional entitlements or legal or practical

 problems arising under the laws of any overseas

territory or the requirements of any regulatory body

or stock exchange or by virtue of shares being

represented by depositary receipts or any other

matter; [Authority expires the earlier of the

conclusion on the date of the next AGM of the Company

 or 09 MAY 2011]; and the Directors shall be entitled

 to allot shares and grant Rights pursuant to any

such offer or agreement as if this authority had not

PROPOSAL #S.12: Authorize the Directors, pursuant to         ISSUER            YES             FOR                  FOR

Section 570 and Section 573 of the Companies Act

2006, to allot equity securities (within the meaning

of Section 560 of that Act) for cash either pursuant

to the authority conferred by Resolution 11 above or

by way of a sale of treasury shares as if section

561(1) of that Act did not apply to any such

allotment provided that this power shall be limited

to: the allotment of equity securities in connection

with an offer of securities in favor of the holders

of ordinary shares on the register of members at such

 record date as the directors may determine and other

 persons entitled to participate therein where the

equity securities respectively attributable to the

interests of the ordinary shareholders are

proportionate (as nearly as may be practicable) to

the respective numbers of ordinary shares held or

deemed to be held by them on any such record date,

subject to such exclusions or other arrangements as

the directors may deem necessary or expedient to deal

 with treasury shares, fractional entitlements or

legal or practical problems arising under the laws of

 any overseas territory or the requirements of any

regulatory body or stock exchange or by virtue of

shares being represented by depositary receipts or

any other matter; and the allotment to any person or

persons of equity securities up to an aggregate

nominal amount of GBP 5,590,053.30; and [Authority

expires the earlier of the conclusion on the date of

the next AGM of the Company or 09 MAY 2011]; and the

Directors shall be entitled to allot equity

securities pursuant to any such offer or agreement as

 if the power conferred hereby had not expired

PROPOSAL #S.13: Authorize the Company, to make market        ISSUER            YES             FOR                  FOR

 purchases (within the meaning of Section 693(4) of

the Companies Act 2006) of ordinary shares of 10

pence each of the Company on such terms and in such

manner as the directors may from time to time

determine, provided that: the maximum number of

ordinary shares hereby authorized to be acquired is

111,801,067; the minimum price which may be paid for

any such share is 10 pence; the maximum price

(excluding expenses) which may be paid for any such

share is an amount equal to 105% of the average of

the middle market quotations for an ordinary share in

 the Company as derived from The London Stock

Exchange Daily Official List for the five business

days immediately preceding the day on which such

share is contracted to be purchased; [Authority

expire on 09 FEB 2011]; and the Company may make a

contract to purchase its ordinary shares under the

authority hereby conferred prior to the expiry of

such authority, which contract will or may be

executed wholly or partly after the expiry of such

authority, and may purchase its ordinary shares in

PROPOSAL #S.14: Approve that a general meeting, other        ISSUER            YES             FOR                  FOR

 than an AGM, may be called on not less than 14 clear

 days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TULLOW OIL PLC

  TICKER:                  N/A                 CUSIP:   G91235104

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the annual accounts            ISSUER            YES             FOR                  FOR

and associated reports

PROPOSAL #2: Declare the final dividend of 4.0p per          ISSUER            YES             FOR                  FOR

ordinary share

PROPOSAL #3: Receive and approve the Director's                 ISSUER            YES             FOR                  FOR

remuneration report

PROPOSAL #4: Re-election of Aidan Heavey as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Re-election of Angus McCoss as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-election of David Williams as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7: Re-election of Pat Plunkett as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-appointment of Deloittee LLP as the          ISSUER            YES             FOR                  FOR

Auditors and authorize the Directors to determine

their remuneration

PROPOSAL #9: Approve to renew Director's authority to        ISSUER            YES             FOR                  FOR

 allot shares

PROPOSAL #10: Approve to dis-apply statutory pre-               ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #11: Authorize the Company to hold general          ISSUER            YES             FOR                  FOR

meeting on no less than 14 clear day's notice

PROPOSAL #12: Adopt the new Articles of Association          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #13: Approve the Tullow Oil 2010 Share                 ISSUER            YES             FOR                  FOR

Option Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UBS AG

  TICKER:                  N/A                 CUSIP:   H89231338

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the annual report and Group            ISSUER            YES             FOR                  FOR

and Parent bank accounts

PROPOSAL #1.2: Approve the compensation report for            ISSUER            YES         AGAINST           AGAINST

2009

PROPOSAL #2.: Approve the appropriation of results             ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Board of Directors and the Group Executive Board for

the FY 2009

PROPOSAL #3.2: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Board of Directors and the Group Executive Board for

the FY 2008

PROPOSAL #3.3: Grant discharge to the Members of the         ISSUER            YES         AGAINST           AGAINST

Board of Directors and the Group Executive Board for

the FY 2007

PROPOSAL #4.: Approve the adaptation of the Articles         ISSUER            YES             FOR                  FOR

of Association to new Swiss Intermediary-Held

Securities Act and amend Article 4 Paragraph 2 and

Article 6 of the Articles of Association

PROPOSAL #5.1.1: Re-elect Kaspar Villiger as a Member        ISSUER            YES             FOR                  FOR

 of the Board of Directors for a 1 year term of office

PROPOSAL #5.1.2: Re-elect Sally Bott as a Member of          ISSUER            YES             FOR                  FOR

the Board of Directors for a 1 year term of office

PROPOSAL #5.1.3: Re-elect Michel Demare as a Member          ISSUER            YES             FOR                  FOR

of the Board of Directors for a 1 year term of office

PROPOSAL #5.1.4: Re-elect Rainer-Marc Frey as a                 ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a 1 year term of

PROPOSAL #5.1.5: Re-elect Bruno Gehrig as a Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors for a 1 year term of office

PROPOSAL #5.1.6: Re-elect Ann F. Godbehere as a                 ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a 1 year term of

PROPOSAL #5.1.7: Re-elect Axel P. Lehmann as a Member        ISSUER            YES             FOR                  FOR

 of the Board of Directors for a 1 year term of office

PROPOSAL #5.1.8: Re-elect Helmut Panke as a Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors for a 1 year term of office

PROPOSAL #5.1.9: Re-elect William G. Parrett as a              ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a 1 year term of

 office

PROPOSAL #5.110: Re-elect David Sidwell as a Member          ISSUER            YES             FOR                  FOR

of the Board of Directors for a 1 year term of office

PROPOSAL #5.2: Election of Wolfgang Mayrhuber as an          ISSUER            YES             FOR                  FOR

Independent Member of the Board of Directors for a 1

year term of office

PROPOSAL #5.3: Re-elect Ernst & Young Ltd., Basel,            ISSUER            YES             FOR                  FOR

for 1 year term of office as the Auditors for the

financial statements of UBS AG and the consolidated

financial statements of the UBS Group

PROPOSAL #6.: Approve the creation of conditional              ISSUER            YES             FOR                  FOR

capital in a maximum amount of CHF 38,000,000 by

means of adding Article 4a Paragraph 4 to the

Articles of Association, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UBS AG

  TICKER:                  UBS                 CUSIP:   H89231338

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: APPROVAL OF ANNUAL REPORT AND GROUP AND        ISSUER            YES             FOR                  FOR

 PARENT BANK ACCOUNTS

PROPOSAL #1B: ADVISORY VOTE ON THE COMPENSATION                 ISSUER            YES         AGAINST           AGAINST

REPORT 2009

PROPOSAL #02: APPROPRIATION OF RESULTS                                  ISSUER            YES             FOR                  FOR

PROPOSAL #3A: DISCHARGE OF THE MEMBERS OF THE BOARD          ISSUER            YES             FOR                  FOR

OF DIRECTORS AND THE GROUP EXECUTIVE BOARD FOR THE

FINANCIAL YEAR 2009

PROPOSAL #3B: DISCHARGE OF THE MEMBERS OF THE BOARD          ISSUER            YES             FOR                  FOR

OF DIRECTORS AND THE GROUP EXECUTIVE BOARD FOR THE

FINANCIAL YEAR 2008

PROPOSAL #3C: DISCHARGE OF THE MEMBERS OF THE BOARD          ISSUER            YES         AGAINST           AGAINST

OF DIRECTORS AND THE GROUP EXECUTIVE BOARD FOR THE

FINANCIAL YEAR 2007

PROPOSAL #04: ADAPTATION OF ARTICLES OF ASSOCIATION          ISSUER            YES             FOR                  FOR

TO NEW SWISS INTERMEDIARY-HELD SECURITIES ACT:

APPROVAL OF AMENDMENT OF ARTICLE 4 PARA. 2 AND

ARTICLE 6 OF THE ARTICLES OF ASSOCIATION

PROPOSAL #5AA: REELECTION OF DIRECTOR: KASPAR VILLIGER      ISSUER            YES             FOR                  FOR

PROPOSAL #5AB: REELECTION OF DIRECTOR: SALLY BOTT               ISSUER            YES             FOR                  FOR

PROPOSAL #5AC: REELECTION OF DIRECTOR: MICHEL DEMARE         ISSUER            YES             FOR                  FOR

PROPOSAL #5AD: REELECTION OF DIRECTOR: RAINER-MARC            ISSUER            YES             FOR                  FOR

FREY

PROPOSAL #5AE: REELECTION OF DIRECTOR: BRUNO GEHRIG           ISSUER            YES             FOR                  FOR

PROPOSAL #5AF: REELECTION OF DIRECTOR: ANN F.                     ISSUER            YES             FOR                  FOR

GODBEHERE

PROPOSAL #5AG: REELECTION OF DIRECTOR: AXEL P. LEHMANN      ISSUER            YES             FOR                  FOR

PROPOSAL #5AH: REELECTION OF DIRECTOR: HELMUT PANKE           ISSUER            YES             FOR                  FOR

PROPOSAL #5AI: REELECTION OF DIRECTOR: WILLIAM G.              ISSUER            YES             FOR                  FOR

PARRETT

PROPOSAL #5AJ: REELECTION OF DIRECTOR: DAVID SIDWELL         ISSUER            YES             FOR                  FOR

PROPOSAL #5BA: ELECTION OF A CANDIDATE FOR THE BOARD         ISSUER            YES             FOR                  FOR

OF DIRECTOR: WOLFGANG MAYRHUBER

PROPOSAL #5C: REELECTION OF THE AUDITORS ERNST &                ISSUER            YES             FOR                  FOR

YOUNG LTD., BASEL

PROPOSAL #06: CREATION OF CONDITIONAL CAPITAL:                   ISSUER            YES             FOR                  FOR

APPROVAL OF ARTICLE 4A PARA. 4 OF THE ARTICLES OF

ASSOCIATION

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UCB SA, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B93562120

  MEETING DATE:      11/6/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Acknowledgment of and discussion on a         ISSUER             NO              N/A                  N/A

special report by the Board of Directors in

accordance with Articles 583, 596 - applied on an ad

hoc basis - and 602 of the Belgian Companies Code

regarding the attachment to the Bonds (as defined and

 described in item 2 below) of a right to convert the

 Bonds into up to a maximum of 12,904,558 new

ordinary shares of the Company

PROPOSAL #1.2: Acknowledgment of and discussion on a         ISSUER             NO              N/A                  N/A

report by the Statutory Auditors of the Company in

accordance with Article 596 - applied on an ad hoc

basis - and 602 of the Belgian Companies Code

regarding the attachment to the Bonds of a right to

convert the Bonds into up to a maximum of 12,904,558

new ordinary shares of the Company

PROPOSAL #2.: Approve the attachment of a conversion         ISSUER             NO              N/A                  N/A

right to the senior unsecured bonds due 2015 [the

'Bonds'] which have been issued by the Company for an

 aggregate principal amount of EUR 500 million and

placed with institutional investors following an

accelerated book-building procedure on 30 SEP 2009

and an over-allotment option granted to the banks

managing the placement and exercised on the 01 OCT

2009; consequently, as far as necessary and

applicable, acknowledge the cancellation of the

preferential subscription rights of the shareholders;

 the conversion shall be permitted in accordance with

 and subject to the terms and conditions set forth in

 annex to the special report of the Board of

Directors referred to above in item 1.1 (the Terms

and Conditions)

PROPOSAL #3.I: Approve, as a consequence of the                 ISSUER             NO              N/A                  N/A

attachment of the conversion right to the Bonds: to

increase the share capital of the Company, subject to

 and to the extent of the conversion of Bonds into

new shares in accordance with the terms and

conditions, to up to a maximum amount of EUR

38,713,674 (being EUR 3.00 per share issued) by means

 of a contribution in kind of bonds presented to the

Company, through the issuance of maximum 12,904,558

ordinary shares without nominal value (the

'Contribution in Kind'), with the same rights and

benefits as the existing ordinary shares of the

Company, which will participate in the profits of the

 Company on the same footing as existing shares

PROPOSAL #3.II: Approve, as a consequence of the                ISSUER             NO              N/A                  N/A

attachment of the conversion right to the Bonds, to

allocate the remaining value of the Contribution in

Kind, i.e. an amount of maximum EUR 461,286,326

(being EUR 35.746 per share issued), subject to

adjustments in accordance with the terms and

conditions, to the issuance premium account of the

Company, which is an account that provides the same

guarantee to third parties as the one provided by the

 share capital of the Company and that may not be

abolished nor the amounts it contains be distributed

except further to a resolution by the Shareholders

Meeting resolving in accordance with the requirements

 referred to in Article 612 of the Belgian Companies

PROPOSAL #4.i: Approve: pursuant to Article 556 of            ISSUER             NO              N/A                  N/A

the Belgian Companies Code, to provide to

bondholders, in accordance with the terms and

conditions of the bonds, certain rights likely to

affect the Company' assets or which could give rise

to a debt of or a commitment by the Company, subject

to a change of control over the Company;

PROPOSAL #4.ii: Approve: pursuant to Article 556 of          ISSUER             NO              N/A                  N/A

the Belgian Company Code, the provision granting to

the holders of bonds that the Company may issue

through a public offering, before 31 DEC 2009,

denominated in EUR, with a maturity not exceeding 10

years, the right to obtain the redemption, or the

right to require the repurchase, of such bonds in an

amount not in excess of 102% of the outstanding

principal amount plus accrued and unpaid interest of

such bonds, in the event of a take-over bid or a

change of control of the Company, as would be

provided in the terms and conditions relating to such

 bonds; if such bond issue would be launched after

the date of this general shareholders' meeting, it

would be disclosed through a press release, which

would summarize the applicable change of control

provision and mention the total amount of bonds and

notes already issued by the Company that are subject

to a change of control provision approved under this

resolution

PROPOSAL #5.I: Authorize the Board of Directors of            ISSUER             NO              N/A                  N/A

the Company and the Boards of its direct

subsidiaries, for a period of 5 years starting after

the date of the general shareholders' meeting which

will deliberate this point, to acquire shares of UCB,

 up to maximum 20% of the issued shares, for exchange

 values equivalent to the closing price of the UCB

share on Euronext Brussels on the day immediately

preceding the acquisition, plus a maximum of 15% or

minus a maximum of 15%, taking also into account any

applicable legal requirement

PROPOSAL #5.II: Approve to add the specified                       ISSUER             NO              N/A                  N/A

paragraph at the end of Article 12 of the Articles of

PROPOSAL #6.I: Appoint Sir Tom McKillop as a                       ISSUER             NO              N/A                  N/A

Director, for the period provided by Article 15 of

the Articles of Association, i.e. until after the AGM

PROPOSAL #6.II: Acknowledge that Sir Tom McKillop              ISSUER             NO              N/A                  N/A

fulfills the independence criteria mentioned in

Article 526ter of the Companies Code; and that he is

appointed as an Independent Director in the meaning

of this legal provision

PROPOSAL #7.1.I: Authorize 2 Members of the Executive        ISSUER             NO              N/A                  N/A

 Committee or 1 Member of the Executive Committee and

 the Secretary General of the Company, acting

jointly, to determine in accordance with the

resolutions above as adopted by the Shareholders

Meeting, the exact amount of each capital increase

and the exact number of shares to be issued

PROPOSAL #7.1II: Authorize 2 Members of the Executive        ISSUER             NO              N/A                  N/A

 Committee or 1 Member of the Executive Committee and

 the Secretary General of the Company, acting

jointly, to have the realization of each capital

increase recorded before a notary public, to allocate

 the conversion price of the Bonds as referred to

above and to subsequently amend the Articles of

Association with respect to the amount of the share

capital and the number of shares

PROPOSAL #7.2: Authorize the notary public, with                ISSUER             NO              N/A                  N/A

right of substitution, to amend, to the extent

necessary, as a result of the amendments to the

Articles of Association relating to the capital

increase and to the disposal of own shares, the

records of the Company held with the register of

legal entities and to carry out any other formalities

 required further to the capital increase

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UCB SA, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B93562120

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the reports of the Board of                ISSUER             NO              N/A                  N/A

Directors

PROPOSAL #2: Receive the reports of the Auditor                  ISSUER             NO              N/A                  N/A

PROPOSAL #3: Approve the annual accounts of UCB S.A          ISSUER             NO              N/A                  N/A

and allocation of profits or losses

PROPOSAL #4: Grant discharge to the Directors                      ISSUER             NO              N/A                  N/A

PROPOSAL #5: Grant discharge to the Auditors                       ISSUER             NO              N/A                  N/A

PROPOSAL #6.1: Re-appoint Frederic Roch Doliveux as a        ISSUER             NO              N/A                  N/A

 Director who is due to expire for the period provide

 by the Articles of Association

PROPOSAL #6.2: Re-appoint Peter Fellner as the                   ISSUER             NO              N/A                  N/A

Director for the period provided by the Articles of

Association

PROPOSAL #6.3: Appoint Peter Fellner as the as                   ISSUER             NO              N/A                  N/A

Independent Director according to the Article

PROPOSAL #6.4: Appoint Albrecht De Graeve as a new            ISSUER             NO              N/A                  N/A

Director for the period provided by the

PROPOSAL #6.5: Appoint De Grave as the as Independent        ISSUER             NO              N/A                  N/A

 Director according to the Article 526bis of the

Companies code

PROPOSAL #6.6: Appoint Alexandre Van Damme as a new          ISSUER             NO              N/A                  N/A

Director for the period provided by the

PROPOSAL #7: Approve the decisions of the Board of            ISSUER             NO              N/A                  N/A

Directors to allocate a number of 300,000 to 375,000

maximum free shares of which 150,000 maximum to

Senior Executive, namely to about 38 individuals,

according to allocation criteria linked to the level

of responsibility of those concerned that the

allocations of these free shares will take place on

completion of the condition that the interested

parties remain employed within the UCB group for a

period of at least 3 years after the grant of awards;

 and of which 225,000 maximum to Senior Executive

qualifying for the Performance Share Plan and for

which payout will occur after a three year vesting

period and will vary from 0% to 15% of the granted

amount depending on the level of achievement of the

performance conditions set by the Company at the

PROPOSAL #8: Approve, pursuant to Article 556 of the         ISSUER             NO              N/A                  N/A

Belgian Company Code, the general share holder's

meeting approves: the condition 5 (c) (i)  redemption

 at the option of the bondholders-upon a change of

control  of the terms and conditions applicable to

the EUR 500,000,000 5.75% bonds due 2016 which have

been issued by the Company on 10 DEC 2009, which

provides that, under certain circumstances, in case

of a change of control over the Company, the Company

may have to repay earlier all amount due under the

bonds; and any provisions of the facility agreement

dated 14 DEC 2009 between, amongst others, UCB SA/NV

as the Company, Commerzbank Aktiengesellschaft and

Mizuho Corporate bank Nederland N. V as co-ordinators

 and Fortis bank SA/NV as agent, CONTD...

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UMICORE GROUP

  TICKER:                  N/A                 CUSIP:   B95505168

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Submission of, and discussion on, the            ISSUER             NO              N/A                  N/A

annual report of the Board of Directors and the

report of the Statutory Auditor on the statutory

annual accounts for the FYE 31 DEC 2009

PROPOSAL #2: Approve, the statutory annual accounts          ISSUER             NO              N/A                  N/A

for the FYE 31 DEC 2009 showing a profit for the FY

in the amount of EUR 201,577,421.21 taking into

account the profit of the FY, the profit of EUR

206,052,951.33 brought forward from the previous FY

and the allocations to and releases from the

unavailable reserve related to the 2009 movements in

the own shares for a total net amount of EUR

63,888,541.11, the result to be appropriated stands

at EUR 343,741,831.43; the appropriation of the

result including the payment of a gross dividend of

EUR 0.65 per share

PROPOSAL #3: Submission of, and discussion on, the            ISSUER             NO              N/A                  N/A

annual report of the Board of Directors and the

report of the Statutory Auditor on the consolidated

annual accounts for the FYE 31 DEC 2009

PROPOSAL #4: Submission of the consolidated annual            ISSUER             NO              N/A                  N/A

accounts of the company for the FYE 31 DEC 2009

PROPOSAL #5: Grant discharge from liability to each          ISSUER             NO              N/A                  N/A

of the Directors who were in office during the FY

2009, for the performance of their mandate during

said FY 2009

PROPOSAL #6: Grant discharge from liability to the            ISSUER             NO              N/A                  N/A

Statutory Auditor for the performance of its mandate

during the FY 2009

PROPOSAL #7.1: Re-election of Mrs. Isabelle Bouillot         ISSUER             NO              N/A                  N/A

as a Independent Director for a period of 3 years

expiring at the 2013

PROPOSAL #7.2: Re-election of Mr. Shohei Naito as a          ISSUER             NO              N/A                  N/A

Independent Director for a period of 3 years expiring

 at the 2013

PROPOSAL #7.3: Approve the Board's remuneration                 ISSUER             NO              N/A                  N/A

proposed for the 2010 FY constituting a fixed fee for

 a global amount of EUR 200,000 and a fee per

attended meeting of EUR 5,000 for the Chairman and

EUR 2,500 for the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNIBAIL-RODAMCO SE, PARIS

  TICKER:                  N/A                 CUSIP:   F95094110

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts                           ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated accounts                ISSUER            YES             FOR                  FOR

PROPOSAL #O.3: Approve the allocation of the result           ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approve the distribution of a sum                ISSUER            YES             FOR                  FOR

deducted on the contribution bonus line item

PROPOSAL #O.5: Approve the regulated agreements and          ISSUER            YES             FOR                  FOR

commitments

PROPOSAL #O.6: Approve to renew Mr. Frans J. G. M.            ISSUER            YES             FOR                  FOR

Cremers' appointment as a Member of the Supervisory

Board

PROPOSAL #O.7: Approve to renew Mr. Francois Jaclot's        ISSUER            YES             FOR                  FOR

 appointment as a Member of the Supervisory Board

PROPOSAL #O.8: Authorize the Board of Directors in            ISSUER            YES             FOR                  FOR

order to allow the Company to trade in its own shares

PROPOSAL #E.9: Authorize the Board of Directors for          ISSUER            YES             FOR                  FOR

the purpose of reducing the authorized capital by

canceling shares held by the Company

PROPOSAL #E.10: Powers for the required formalities           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNICREDIT SPA, GENOVA

  TICKER:                  N/A                 CUSIP:   T95132105

  MEETING DATE:      11/13/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase capital for a max          ISSUER             NO              N/A                  N/A

counter value of EUR 4,000,000,000.00, through the

issue of ordinary shares, to be offered to the

ordinary and saving shareholders, as per Article 2441

 of Italian Civil Code; any adjournment thereof

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNICREDIT SPA, GENOVA

  TICKER:                  N/A                 CUSIP:   T95132105

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial statement        ISSUER             NO              N/A                  N/A

 as at 31 DEC 2009, accompanied with the Directors

and Auditing Company's Reports; Board of Statutory

Auditors' Report. Presentation of the consolidated

financial statement.

PROPOSAL #2.: Allocation of the net profit of the              ISSUER             NO              N/A                  N/A

year;

PROPOSAL #3.1: List presented by Fondazione Cassa di         ISSUER             NO              N/A                  N/A

Risparmio di Verona, Vicenza, Belluno e Ancona:

Permanemt Auditors: 1. Mr. Cesare Bisoni, 2. Mr.

Vincenzo Nicastro, 3. Mr. Michele Rutigliano, 4. Mrs

Claudia Cattani, and 5. Mr. Alessandro Trotter;

Alternate Auditors: 1. Mr. Paolo Domenico Sfameni, 2.

 Mr. Giuseppe Verrascina

PROPOSAL #3.2: List presented by Allianz Global                 ISSUER             NO              N/A                  N/A

Investor Italia Sgr, Aletti Gestielle SGR Spa, BNP

Paribas Asset Management SGR SPA, Eurizon Capital SGR

 Spa, Eurizon Capital SA - Eurizon Easy Fund Equity

Europe, Eurizon Easy Fund Equity  Euro, Eurizon Easy

Fund Equity Italy, Eurizon Easy Fund Equity

Financial, Fideuram investimenti SGR SPA, Fideuram

Gestions SA, Interfund Sicav, ARCA SGR SPA, PGGM

Global Equity PF Fund, ANIMA SGR SPA, Mediolanum

International Funds - Challenge Funds, Mediolanum

Gestione Fondi SGR SPA, Ersel Asset management SGR

Spa, Stichting Pensioenfonds ABP, Stichting

Depositary APG Developed Markets Equity Pool,

representing more than 0.50% of Unicredit stock

capital: Permanemt Auditors: 1. Mr. Maurizio Lauri,

2. Mr. Marco ventoruzzo, 3. Mr. Mario Stella Richter,

 4. Mr. Roberto Lonzar, and 5. Mr. Giuliano Lemme;

Alternate Auditors: 1. Mr. Massimo Livatino, and 2.

PROPOSAL #4.: Determination of the remuneration for          ISSUER             NO              N/A                  N/A

the Statutory Auditors, for each year in office, in

accordance with Clause 30 of the UniCredit's Articles

 of Association.

PROPOSAL #5.: Redefinition of the compensation for            ISSUER             NO              N/A                  N/A

the Chairman of the Supervisory Body ex D.Lgs 231/01.

PROPOSAL #6.: Remuneration policy for the Group.                ISSUER             NO              N/A                  N/A

PROPOSAL #7.: UniCredit Group Employee Share                       ISSUER             NO              N/A                  N/A

Ownership Plan 2010.

PROPOSAL #8.: UniCredit Group Long Term Incentive              ISSUER             NO              N/A                  N/A

Plan 2010.

PROPOSAL #E.1: Delegation to the Board of Directors,         ISSUER             NO              N/A                  N/A

under the provisions of section 2443 of the Italian

Civil Code, of the authority to resolve, on one or

more occasions for a maximum period of one year

starting from the date of the shareholders'

resolution, to increase share capital, with the

exclusion of subscription rights, as allowed by

section 2441.8 of the Italian Civil Code, for a

maximum nominal amount of EUR 64,000,000 to service

the exercise of options to subscribe to up to

128,000,000 ordinary shares in UniCredit of par value

 EUR 0.50 each, to be reserved for the Personnel of

the Holding Company and of Group banks and companies

who hold positions of particular importance for the

purposes of achieving the Group's overall objectives;

 consequent amendments to the articles of association.

PROPOSAL #E.2: Delegation to the Board of Directors,         ISSUER             NO              N/A                  N/A

under the provisions of section 2443 of the Italian

Civil Code, of the authority to resolve, on one or

more occasions for a maximum period of 5 years

starting from the date of the shareholders'

resolution, to carry out a free capita' increase, as

allowed by section 2349 of the Italian Civil Code,

for a maximum nominal amount of EUR 29,500,000

corresponding to up to 59,000,000 ordinary shares in

UniCredit of par value EUR 0.50 each, to be granted

to the Personnel of the Holding Company and of Group

banks and companies, who hold positions of particular

 importance for the purposes of achieving the Group's

 overall objectives; consequent amendments to the

articles of association.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNILEVER N V

  TICKER:                  N/A                 CUSIP:   N8981F271

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Consideration of the annual report for          ISSUER             NO              N/A                  N/A

the 2009 financial year submitted by the Board of

Directors, including the Dutch Corporate Governance

Code and the Directors' remuneration report of the

Remuneration Committee; consideration of the way in

which Unilever applies the Dutch Corporate Governance

 Code

PROPOSAL #2: Adoption of the Annual Accounts and                ISSUER            YES             FOR                  FOR

appropriation of the profit for the 2009 financial

year: it is proposed that: (i) the annual accounts

for the 2009 financial year drawn up by the Board of

Directors be adopted; and (ii) the profit for the

2009 financial year be appropriated for addition to

the balance sheet item Profit retained EUR

PROPOSAL #3: Discharge of Executive Directors: it is         ISSUER            YES             FOR                  FOR

proposed that the Executive Directors in office in

the 2009 financial year be discharged for the

fulfillment of their task in the 2009 financial year

PROPOSAL #4: Discharge of Non-Executive Directors: it        ISSUER            YES             FOR                  FOR

 is proposed that the Non-Executive Directors in

office in the 2009 financial year be discharged for

the fulfillment of their task in the 2009 financial

PROPOSAL #5: To re-appoint Mr. P G J M Polman as an          ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #6: To appoint Mr. R J-M'S Huet as an                   ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #7: To re-appoint Professor L O Fresco as a         ISSUER            YES             FOR                  FOR

Non-Executive Director

PROPOSAL #8: To re-appoint Ms. A M Fudge as a Non-             ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #9: To re-appoint Mr. C E Golden as a Non-           ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #10: To re-appoint Dr. B E Grote as a Non-           ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #11: To re-appoint Ms. H Nyasulu as a Non-           ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #12: To re-appoint Mr. K J Storm as a Non-           ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #13: To re-appoint Mr. M Treschow as a Non-         ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #14: To re-appoint Mr. J van der Veer as a          ISSUER            YES             FOR                  FOR

Non-Executive Director

PROPOSAL #15: To re-appoint Mr. P Walsh as a Non-               ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #16: To appoint The Rt Hon Sir Malcolm                 ISSUER            YES             FOR                  FOR

Rifkind MP as a Non-Executive Director

PROPOSAL #17: To approve the Management Co-Investment        ISSUER            YES             FOR                  FOR

 Plan

PROPOSAL #18: To approve the amendment to the                     ISSUER            YES             FOR                  FOR

performance conditions of the annual bonus for

Executive Directors

PROPOSAL #19: To approve the amendments to the                   ISSUER            YES             FOR                  FOR

performance conditions of the long-term incentive

arrangements

PROPOSAL #20: It is proposed by the Board of                       ISSUER            YES             FOR                  FOR

Directors that: (i) the Articles of Association of

the Company be amended and the Company's capital be

reduced in conformity with the draft prepared by De

Brauw Blackstone Westbroek N.V., dated 31 March 2010;

 and (ii) in connection with this amendment of the

Articles of Association, any and all Directors of the

 Company, any and all Company Secretaries and Deputy

Secretaries and any and all lawyers practicing with

De Brauw Blackstone Westbroek N.V. be authorized to

apply for the required ministerial declaration of no-

objection and to execute the notarial deed of

amendment to the Articles of Association

PROPOSAL #21: The Board of Directors be authorized,          ISSUER            YES             FOR                  FOR

in accordance with Article 98 of Book 2 of the

Netherlands Civil Code, for the period running from

11 May 2010 until 11 November 2011 to cause the

Company to purchase, either through purchase on a

stock exchange or otherwise, any and all of its own

6% cumulative preference shares and 7% cumulative

preference shares (and depositary receipt thereof) on

 the following terms: (i) the purchase price,

excluding expenses and interest, for each 6%

cumulative preference share (each in the form of one

share or ten sub-shares) is not lower than EUR 0.01

(one eurocent) and not higher than EUR 575.50 plus a

compensation for accrued dividend (in relation to the

 relevant financial year) until the date of

repurchase; and (ii) the purchase price, excluding

expenses and interest, for each 7% cumulative

preference share (each in the form of one share or

ten sub-shares or depositary receipts thereof) is not

 lower than EUR 0.01 (one eurocent) and not higher

than EUR 671.40 plus a compensation for accrued

dividend (in relation to the relevant financial year)

PROPOSAL #22: To authorize the Board of Directors, in        ISSUER            YES             FOR                  FOR

 accordance with Article 98 of Book 2 of the

Netherlands Civil Code, for the period running from

11 May 2010 until 11 November 2011 to cause the

Company to purchase, either through purchase on a

stock exchange or otherwise, its own ordinary shares

or depositary receipts thereof with a maximum of 10%

of the issued share capital as shown in the annual

accounts for the financial year 2009 at a purchase

price per share or depositary receipt thereof,

excluding expenses, not lower than EUR 0.01 (one

eurocent) and not higher than 10% above the average

of the closing price of the shares on the NYSE

Euronext stock exchange in Amsterdam for the five

business days before the day on which the purchase is

PROPOSAL #23: To reduce the issued share capital                ISSUER            YES             FOR                  FOR

through cancellation of ordinary shares and

depositary receipts thereof; the purpose of the

reduction is to create flexibility with respect to

the Company's capital structure; it is restricted to

a maximum of 10% of the issued share capital as shown

 in the annual accounts for the financial year 2009;

only ordinary shares held by the Company or for which

 the Company holds depositary receipts may be

cancelled; shares that the Company holds in treasury

for hedging share (option) plans will not be

cancelled; the number of shares that will be

cancelled following this resolution will be

determined by the Board of Directors; each time the

amount of the capital reduction will be stated in the

 resolution of the Board of Directors that shall be

filed at the Chamber of Commerce in Rotterdam

PROPOSAL #24: Renewal of this authority is sought at         ISSUER            YES             FOR                  FOR

the AGM each year; it is proposed to designate the

Board of Directors as the Company Body, in accordance

 with Articles 96 and 96a of Book 2 of the

Netherlands Civil Code to resolve to issue, or to

grant rights to subscribe for, shares not yet issued

and to restrict or exclude the statutory pre-emption

rights that accrue to shareholders upon issue of

shares, on the understanding that this authority is

limited to 10% of the issued share capital of the

Company, plus an additional 10% of the issued share

capital of the Company in connection with or on the

occasion of mergers and acquisitions; there is no

current intention to use this authority; the

authority sought from the AGM is for the period

running from 11 May 2010 until 11 November 2011

PROPOSAL #25: Pursuant to Article 34, paragraph 3, of        ISSUER            YES             FOR                  FOR

 the Articles of Association, Auditors charged with

the auditing of the annual accounts for the current

financial year are to be appointed each year; it is

proposed that, in accordance with Article 393 of Book

 2 of the Netherlands Civil Code,

PricewaterhouseCoopers Accountants N.V. be appointed

to audit the annual accounts for the 2010 financial

year

PROPOSAL #26: Questions and close of Meeting                       ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNILEVER NV

  TICKER:                  N/A                 CUSIP:   N8981F271

  MEETING DATE:      10/8/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening and announcements                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Discussion the report and the financial        ISSUER             NO              N/A                  N/A

 statements for the period 01 JUL 2008 to 30 JUN 2009

PROPOSAL #3.: As a consequence of the periodic                   ISSUER             NO              N/A                  N/A

rotation of Office Mr. J.H. Schraven will step down

as per the date of the 1st meeting of the Board of

the Administration Office to be held in 2010,

consequently a vacancy will arise in the Board, the

Board intends to fill this vacancy by re-appointing

Mr. Schraven, in accordance with Article 5.4 of its

Articles of Association, the Board wishes to inform

the holders of depositary receipts issued by the

Administration Office of this vacancy

PROPOSAL #4.: Any other business                                            ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNILEVER PLC

  TICKER:                  N/A                 CUSIP:   G92087165

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report and accounts for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3: Re-elect Mr. P.G.J.M. Polman as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Election of Mr. R.J.M.S. Huet as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5: Re-elect Professor L.O. Fresco as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6: Re-elect Ms. A.M. Fudge as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Mr. C.E. Golden as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-elect Dr. B.E. Grote as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-elect Ms. H. Nyasulu as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #10: Re-elect Mr. K.J. Storm as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #11: Re-elect Mr. M. Treschow as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #12: Re-elect Mr. J. Van der Veer as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #13: Re-elect Mr. P. Walsh as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #14: Election of the Rt Hon Sir Malcolm                ISSUER            YES             FOR                  FOR

Rifkind MP as a Director

PROPOSAL #15: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company

PROPOSAL #16: Authorize the Directors to fix the                ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #17: Approve to renew the authority to                 ISSUER            YES             FOR                  FOR

Directors to issue shaes

PROPOSAL #S.18: Approve to renew the authority to              ISSUER            YES             FOR                  FOR

Directors to disapply pre-emption rights

PROPOSAL #S.19: Approve to renew the authority to the        ISSUER            YES             FOR                  FOR

 Company to purchase its own shares

PROPOSAL #20: Grant authority for Political Donations        ISSUER            YES             FOR                  FOR

 and Expenditure

PROPOSAL #S.21: Approve to shorten the notice period         ISSUER            YES             FOR                  FOR

for general meetings

PROPOSAL #22: Approve the Management Co-Investment            ISSUER            YES             FOR                  FOR

Plan

PROPOSAL #S.23: Adopt new Articles of Association of         ISSUER            YES             FOR                  FOR

the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNIONE DI BANCHE ITALIANE SCPA, BERGAMO

  TICKER:                  N/A                 CUSIP:   T1681V104

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the allocation and distribution         ISSUER             NO              N/A                  N/A

of profits, after first presenting the separate and

consolidated financial statements as at and for the

YE 31 DEC 2009, pursuant to Article 22, paragraph 2,

letter D of the Corporate bylaws

PROPOSAL #2: Authorize the Management Board                        ISSUER             NO              N/A                  N/A

concerning Treasury Shares

PROPOSAL #3: Appointment of the Members of the                   ISSUER             NO              N/A                  N/A

Supervisory Board and of the Chairman and the Senior

Deputy Chairman for the FY 2010/2011/2012, in

accordance with the provisions of Article 45 of the

Corporate by laws and determination of their

remuneration in accordance with Article 22 of the

Corporate bylaws

PROPOSAL #4: Approve the report to the shareholders          ISSUER             NO              N/A                  N/A

on group remuneration and Incentive Policies for

remuneration policies for members of the Management

Board the medium to long term Incentive Plan based on

 the performance of the UBI BANCA share as part of

the remuneration policies for UBI BANCA and group

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNIPOL GRUPPO FINANZIARIO SPA

  TICKER:                  N/A                 CUSIP:   T9647L102

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the accounts for the YE 31 DEC          ISSUER             NO              N/A                  N/A

2009, to hear the report of the Board of Directors,

to hear the reports of the Board of Statutory

Auditors and the External Auditors, and to determine

the destination of the operating profit and

distribution of the dividend, to consider related and

 consequent resolutions

PROPOSAL #2: Appointment of the Board of Directors            ISSUER             NO              N/A                  N/A

for the 2010, 2011 and 2012 financial

PROPOSAL #3: Appointment of the Board of Statutory            ISSUER             NO              N/A                  N/A

Auditors for the 2010, 2011 and 2012

PROPOSAL #4: Grant authority to take out an insurance        ISSUER             NO              N/A                  N/A

 policy to cover the civil responsibility of the

corporate bodies; to consider related resolutions

PROPOSAL #5: Approve to purchase and dispose of own          ISSUER             NO              N/A                  N/A

shares and shares in the holding Company, to consider

 related and consequent resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNIPOL GRUPPO FINANZIARIO SPA

  TICKER:                  N/A                 CUSIP:   T9647L102

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the revocation for the part not        ISSUER             NO              N/A                  N/A

 yet carried out of the proxy according to Article

2443 of the Italian Civil Code, granted to the Board

of Directors by the Extraordinary Meeting held on 29

AUG 2005, a paid increase in the share capital for

payment of a maximum, including any price above par,

of EUR 400,000,000, to be carried out, not

necessarily all in one go, by a rights issue of

ordinary and preference shares, with no nominal

value, cum coupon, to be offered as an option to the

holders of ordinary shares and holders of preference

shares, respectively, pursuant to Article 2441 of the

 Civil Code, with free ordinary and preference

warrants at a ratio of 1 (one) ordinary warrant and 1

 (one) preference warrant respectively for every

newly issued share of the same category, and at the

same time a paid increase in the share capital, not

necessarily all in one go, for a total maximum

amount, including any price above par, of EUR

100,000,000, through the issue of ordinary and

preference shares for the purpose of exercising the

relative warrants; request for the admission and

listing of the ordinary and preference warrants and

approval of the relative regulations; consequent

modification of Article 5 (Capital) of the company's

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNITED INTERNET AG, MONTABAUR

  TICKER:                  N/A                 CUSIP:   D8542B125

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements, the group annual report, the reports

pursuant to Sections 289(4), 289a and 315(4) of the

German Commercial Code, and the corporate governance

and remuneration report

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 91,833,916.77 as follows:

 Payment of a dividend of EUR 0.20 plus a special

dividend of EUR 0.20 per no-par share EUR

1,833,916.77 shall be carried forward ex-dividend

date: 03 JUN 2010 Payable date: 04 JUN 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of auditors for the 2010            ISSUER            YES             FOR                  FOR

financial year: Ernst + Young GmbH, Eschborn

PROPOSAL #6.1: Election of Kurt Dobitsch to the                 ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #6.2: Election of Michael Scheeren to the            ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #6.3: Election of Kai- Uwe Ricke to the                ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #7.: Resolution on the adjustment of the              ISSUER            YES             FOR                  FOR

remuneration for the Supervisory Board and the

corresponding amendment to the Articles of

Association from the 2010 FY on, each Board Member

shall receive a fixed annual remuneration of EUR

10,000 plus EUR 1,000 per EUR 0.01 of the earnings

per share in excess of EUR 0.60 in addition, from the

 2013 FY on, each Board Member shall receive a

variable remuneration of up to EUR 10,000

PROPOSAL #8.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in accordance with the Law on the

Implementation of the shareholder rights Directive

(ARUG); Section 15(4)3, in respect of the Chairman of

 the shareholders meeting being authorized to permit

the audiovisual transmission of the meeting, Section

16(2), in respect of share holders registering with

the Company within the statutory period of time,

Section 16(3), in respect of notices pursuant to

Sections 128(1)1 the Stock Corporation Act being

exclusively transmitted via electronic means. Section

 17(2)2, in respect of the Company being authorized

to reject one or more proxies if a shareholder

appoints more than 1 proxy, Section 17(4), in respect

 of proxy-voting instructions being issued in textual

 form facilitations regarding the issue of proxies

being publicized in the convocation of the

shareholders meeting. Section 18 (2)5, in respect of

the Chairman of the shareholders meeting being

authorized to limit the time for questions and

PROPOSAL #9.: Renewal of the authorization to acquire        ISSUER            YES             FOR                  FOR

 own shares the Company shall be authorized to

acquire own shares of up to 10% of its'S hare

capital, at prices not deviating more than 25% from

the market price of the shares, within the period

from 26 NOV 2010 to 25 MAY 2012; the Board of

Managing Directors shall be authorized to use the

shares for all legally permissible purposes,

especially to dispose of the shares in a manner other

 than the stock exchange or an offer to all

shareholders if the shares are sold at a price not

materially below their market price, to use the

shares within the scope of employee participation

programs of the Company and its affiliates or for

satisfying option or conversion rights, and to retire

PROPOSAL #10.: Resolution on the revocation of                   ISSUER            YES             FOR                  FOR

contingent capital and the corresponding amendments

to the Articles of Association the contingent capital

 created in connection with the stock option plan

2003 and the contingent capital created in connection

 with the stock option plan 2005 shall be revoked in

respect of their unused portions

PROPOSAL #11.: Resolution on the authorization to              ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds, the creation

of contingent capital , and the corresponding

amendment to the Articles of Association the

contingent capital 2005 of up to EUR 92,000,000 shall

 be revoked; the Board of Managing Directors shall be

 authorized, with the consent of the Supervisory

Board, to issue bearer bonds of up to EUR

800,000,000, having a term of up to 20 years and

conferring conversion and/or option rights for shares

 of the company, on or before 01 JUN

2015.Shareholders shall be granted subscription

rights except for the issue of bonds conferring con

version and/or option rights for shares of the

company of up to 10% of the share capital at a price

not materially below their theoretic al market value,

 for residual amounts, for the granting of such

rights to holders of option or conversion rights, and

 for the issue of bonds against contributions in

kind. The Company's share capital shall be increased

accordingly by up to EUR 80,000,000 through the issue

 of up to 80,000,000 new no-par shares, in so far as

conversion and/or option rights are exercised

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNITED UTILS GROUP PLC

  TICKER:                  N/A                 CUSIP:   G92755100

  MEETING DATE:      7/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and            ISSUER            YES             FOR                  FOR

reports of the Directors and Auditors

PROPOSAL #2.: Declare a final dividend of 22.03p per         ISSUER            YES             FOR                  FOR

ordinary share

PROPOSAL #3.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #4.: Re-appoint Philip Green as a Director           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.: Re-appoint Paul Heiden as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-appoint Andrew Pinder as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-appoint the Auditors                                    ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Authorize the Directors to set the                ISSUER            YES             FOR                  FOR

Auditor's remuneration

PROPOSAL #9.: Authorize the Director for issue of              ISSUER            YES             FOR                  FOR

equity or equity-linked securities with pre-emptive

rights up to aggregate nominal amount of GBP

PROPOSAL #S.10: Grant authority the issue of equity          ISSUER            YES             FOR                  FOR

or equity-linked securities without Pre-emptive

rights up to aggregate nominal amount of GBP 1,703,714

PROPOSAL #S.11: Authorize market purchases of                     ISSUER            YES             FOR                  FOR

68,148,563 its own Ordinary Shares by the Company

PROPOSAL #S.12: Approve that a general meeting other         ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days notice

PROPOSAL #13.: Authorize the Company and Subsidiaries        ISSUER            YES         AGAINST           AGAINST

 to make EU political donations to political parties

and/or Independent Election Candidates up to GBP

50,000, to Political organization other than

political parties up to GBP 50,000 and Incur EU

political expenditure up to GBP 5

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UPM-KYMMENE CORP

  TICKER:                  N/A                 CUSIP:   X9518S108

  MEETING DATE:      3/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Calling the meeting to order                           ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Election of persons to scrutinize the          ISSUER             NO              N/A                  N/A

minutes and to supervise the counting all votes

PROPOSAL #4.: Recording the legality of the meeting           ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Recording the attendance at the meeting        ISSUER             NO              N/A                  N/A

 and adoption of the list of votes

PROPOSAL #6.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements, the consolidated financial statements,

the report of the board of directors and the

auditor's report for the year 2009

PROPOSAL #7.: Adopt the accounts                                            ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Approve the actions on profit or loss          ISSUER            YES             FOR                  FOR

and the Board's proposal to pay a dividend of EUR

0,45 per share

PROPOSAL #9.: Grant discharge from liability                       ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Approve the remuneration of Board                ISSUER            YES             FOR                  FOR

Members

PROPOSAL #11.: Approve the number of Board Members             ISSUER            YES             FOR                  FOR

PROPOSAL #12.: Election of the Board Nomination and          ISSUER            YES             FOR                  FOR

Corporate Governance Committee's proposal to elect

B.Brunow, B.Wahlroos, M.Alahuhta, K.Grotenfelt, V-

M.Reinikkala, W.E.Lane, U.Ranin, J.Pesonen and Robert

 J. Routs

PROPOSAL #13.: Approve the remuneration of the Auditor      ISSUER            YES             FOR                  FOR

PROPOSAL #14.: Elect PricewaterhouseCoopers OY as the        ISSUER            YES             FOR                  FOR

 Auditors

PROPOSAL #15.: Amend the Article 4 of the Articles of        ISSUER            YES             FOR                  FOR

 Association

PROPOSAL #16.: Amend the Article 10 of the Articles          ISSUER            YES             FOR                  FOR

of Association

PROPOSAL #17.: Authorize the board to decide on                 ISSUER            YES             FOR                  FOR

acquiring Company's own shares

PROPOSAL #18.: Authorize the Board to decide on                 ISSUER            YES             FOR                  FOR

issuing shares and special rights entitling to shares

PROPOSAL #19.: Approve the donations for                              ISSUER            YES         ABSTAIN           AGAINST

philanthropic or similar purposes

PROPOSAL #20.: Closing of the meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALLOUREC USINES A TUBES DE LORRAINE ESCAUT ET VAL

  TICKER:                  N/A                 CUSIP:   F95922104

  MEETING DATE:      5/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's accounts for FY         ISSUER            YES             FOR                  FOR

2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #O.3: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for FY 2009 and setting of the dividend

PROPOSAL #O.4: Approve the option for payment of a            ISSUER            YES             FOR                  FOR

scrip dividend

PROPOSAL #O.5: Approve the renewal of Mr. Michel de          ISSUER            YES             FOR                  FOR

Fabiani appointment as a member of the  Supervisory

Board

PROPOSAL #O.6: Approve the renewal of Bollore's                 ISSUER            YES             FOR                  FOR

appointment as a member of the Supervisory Board

PROPOSAL #O.7: Approve the renewal of Mr. Jean-Claude        ISSUER            YES             FOR                  FOR

 Verdiere's appointment as a member of the

Supervisory Board

PROPOSAL #O.8: Appointment of the Mrs. Vivienne Cox          ISSUER            YES             FOR                  FOR

as a member of the Supervisory Board

PROPOSAL #O.9: Appointment of the Mrs. Alexandre                ISSUER            YES             FOR                  FOR

Schaapveld as a member of the Supervisory Board

PROPOSAL #O.10: Approve the updating of the payment          ISSUER            YES             FOR                  FOR

to members of the Supervisory Board

PROPOSAL #O.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

trade in the Company's shares

PROPOSAL #E.12: Approve the Halving of the par value         ISSUER            YES             FOR                  FOR

of the Company's shares

PROPOSAL #E.13: Amend to the Articles of Association         ISSUER            YES             FOR                  FOR

in order to introduce on-line voting). Note: the text

 of this resolution includes the powers for the

necessary legal formalities

PROPOSAL #E.14: Approve the delegation of powers to          ISSUER            YES             FOR                  FOR

the Board of Directors to issue share subscription

warrants while a public offer is open

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VANGUARD MARKET LIQUIDITY FUND

  TICKER:                  N/A                 CUSIP:   N/A

  MEETING DATE:      7/2/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN J. BRENNAN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES D. ELLIS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EMERSON U. FULLWOOD                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RAJIV L. GUPTA                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: AMY GUTMANN                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOANN HEFFERNAN HEISEN                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: F. WILLIAM MCNABB III                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANDRE F. PEROLD                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALFRED M. RANKIN, JR.                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PETER F. VOLANAKIS                              ISSUER            YES             FOR                  FOR

PROPOSAL #2A: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

PURCHASING AND SELLING REAL ESTATE.

PROPOSAL #2B: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING: ISSUING

SENIOR SECURITIES.

PROPOSAL #2C: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING: BORROWING

 MONEY.

PROPOSAL #2D: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING: MAKING

LOANS.

PROPOSAL #2E: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

PURCHASING AND SELLING COMMODITIES.

PROPOSAL #2F: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

CONCENTRATING INVESTMENTS IN A PARTICULAR INDUSTRY OR

 GROUP OF INDUSTRIES.

PROPOSAL #2G: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

ELIMINATION OF OUTDATED FUNDAMENTAL POLICIES NOT

REQUIRED BY LAW.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VEDANTA RESOURCES PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G9328D100

  MEETING DATE:      7/27/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements of the Company for the FYE 31 MAR 2009,

together with the reports

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the FYE 31 MAR 2009

PROPOSAL #3.: Approve that a final dividend as                   ISSUER            YES             FOR                  FOR

recommended by the Directors of 25 US cents per

ordinary share in respect of the FYE 31 MAR 2009

PROPOSAL #4.: Appoint Mr. Mahendra Mehta as a                     ISSUER            YES         AGAINST           AGAINST

Director, since the last AGM

PROPOSAL #5.: Re-appoint Mr. Anil Agarwal as a                   ISSUER            YES         AGAINST           AGAINST

Director, who retires pursuant to Article 122 of the

Company's Articles of Association

PROPOSAL #6.: Re-appoint Mr. Naresh Chandra as a                ISSUER            YES         AGAINST           AGAINST

Director, who retires pursuant to Article 122 of the

Company's Articles of Association

PROPOSAL #7.: Appoint Deloitte LLP as the Auditors of        ISSUER            YES             FOR                  FOR

 the Company [the Auditors] for the FYE 31 MAR 2010

PROPOSAL #8.: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

to determine the Auditors' remuneration

PROPOSAL #9.: Authorize the Directors' to allot                 ISSUER            YES             FOR                  FOR

shares [as specified]

PROPOSAL #S.10: Approve to grant the disapplication          ISSUER            YES             FOR                  FOR

of pre-emption rights [as specified]

PROPOSAL #S.11: Grant authority to facilitate full            ISSUER            YES             FOR                  FOR

conversion of 2016 Bonds in ordinary shares [as

specified]

PROPOSAL #S.12: Authorize the Company for purchase of        ISSUER            YES             FOR                  FOR

 its own shares [as specified]

PROPOSAL #S.13: Approve that a general meeting, other        ISSUER            YES             FOR                  FOR

 than an AGM, may be called on not less than 14 clear

 days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VEOLIA ENVIRONNEMENT, PARIS

  TICKER:                  N/A                 CUSIP:   F9686M107

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #o.1: Approve the reports and financial                ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #o.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #o.3: Approve the expenditures and non tax-         ISSUER            YES             FOR                  FOR

deductible expenses pursuant to Article 39-4 of the

General Tax Code

PROPOSAL #o.4: Approve the allocation of income and          ISSUER            YES             FOR                  FOR

date of payment of the dividend

PROPOSAL #o.5: Approve the option for the payment of         ISSUER            YES             FOR                  FOR

the dividend in shares

PROPOSAL #o.6: Approve the regulated agreements and          ISSUER            YES             FOR                  FOR

undertakings [out of agreements and  undertakings

relating to Corporate Officers]

PROPOSAL #o.7: Approve the regulated agreements and          ISSUER            YES             FOR                  FOR

undertakings [out of Agreements and  Undertakings

relating to Corporate Officers]

PROPOSAL #o.8: Approve the undertaking pursuant to            ISSUER            YES             FOR                  FOR

Article L. 225-42-1 of the Commercial  Code relating

to a Corporate Officer

PROPOSAL #o.9: Approve the renewal of Mr. Daniel                ISSUER            YES             FOR                  FOR

Bouton's term as a Board Member

PROPOSAL #o.10: Approve the renewal of Mr. Jean-Fran         ISSUER            YES             FOR                  FOR

ois Dehecq's term as a Board Member

PROPOSAL #o.11: Approve the renewal of Mr. Paul-Louis        ISSUER            YES             FOR                  FOR

 Girardot's term as a Board Member

PROPOSAL #o.12: Ratify the co-optation of Mrs. Esther        ISSUER            YES             FOR                  FOR

 Koplowitz as a Board Member and renewal of her term

as a Board Member

PROPOSAL #o.13: Approve the renewal of Mr. Serge                ISSUER            YES             FOR                  FOR

Michel's term as a Board Member

PROPOSAL #o.14: Approve the renewal of Mr. Georges            ISSUER            YES             FOR                  FOR

Ralli's term as a Board Member

PROPOSAL #o.15: Appointment of Groupe Industriel                ISSUER            YES             FOR                  FOR

Marcel Dassault as a Board Member

PROPOSAL #o.16: Appointment of Mr. Antoine Frerot as         ISSUER            YES             FOR                  FOR

a Board Member

PROPOSAL #o.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

operate on the shares of the Company

PROPOSAL #e.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide on the share capital increase by issuing

shares and/or securities, with preferential

subscription rights,  giving access to the capital of

 the Company and/or issuance of securities  entitling

 to the allotment of debt securities

PROPOSAL #e.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide on the share capital increase by issuing

shares and/or securities, without preferential

subscription rights, giving access to the capital of

the Company and/or issuance of securities  entitling

to the allotment of debt securities by way of public

PROPOSAL #e.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide on the share capital increase by issuing

shares and/or securities, without preferential

subscription rights, giving access to the capital of

the Company and/or issuance of securities entitling

to the allotment of debt securities by private

investment pursuant to Article L.411-2,II of the

Monetary and Financial Code

PROPOSAL #e.21: Approve the possibility to issue                ISSUER            YES             FOR                  FOR

shares or securities giving access, without

preferential subscription rights, as remuneration for

 the contribution in  kind concerning the equity

securities or securities giving access to the  capital

PROPOSAL #e.22: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide on the share capital increase by incorporation

 of premiums, reserves, profits or others

PROPOSAL #e.23: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of securities to be issued in the

 event of capital increase with or without

preferential   subscription rights

PROPOSAL #e.24: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide on the share capital increase by issuing

shares or securities giving access to the capital

reserved to the  Members of Saving Plans with

cancellation of preferential subscription rights in

PROPOSAL #e.25: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital with cancellation of

preferential subscription rights of the shareholders

in favor of a category of beneficiaries

PROPOSAL #e.26: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

grant options to subscribe or purchase shares

benefiting on the one hand, employees of the Company

and on the other hand employees and Corporate

Officers of Companies or groups associated to the

Company in accordance with Article L. 225-180 of the

Commercial Code

PROPOSAL #e.27: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of treasury

shares

PROPOSAL #e.28: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide, during a period of public offer, on the

issuance of warrants to subscribe on preferential

terms, to shares of the Company, including free

allocation to all the shareholders of the Company

PROPOSAL #e.29: Approve the ability for the Board of         ISSUER            YES             FOR                  FOR

Directors to appoint censors and to carry out

consequential amendment of the statutes

PROPOSAL #o.e30: Grant powers to accomplish the                 ISSUER            YES             FOR                  FOR

formalities

PROPOSAL #o.31: Appoint Qatari Diar Real estate                 ISSUER            YES             FOR                  FOR

Investment Company as the Board Member

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VESTAS WIND SYS A/S UTD  KINGDOM

  TICKER:                  N/A                 CUSIP:   K9773J128

  MEETING DATE:      1/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Article 4.6 of the Articles of              ISSUER            YES             FOR                  FOR

Associations for the proposed changed to the

specified wordings

PROPOSAL #2: Authorize the Chairman of the general            ISSUER            YES             FOR                  FOR

meeting to notify the notifiable decisions made by

the general meeting to the Danish Commerce and

Companies Agency and make the corrections in the

documents which have been prepared in connection with

 these decisions to the extent that the Danish

Commerce and Companies Agency requires so in order to

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VESTAS WIND SYS A/S UTD  KINGDOM

  TICKER:                  N/A                 CUSIP:   K9773J128

  MEETING DATE:      3/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report from the Board of              ISSUER            YES             FOR                  FOR

Directors on the Company's activities during the past

 year

PROPOSAL #2: Adopt the annual report                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve to apply the profit for the year        ISSUER            YES             FOR                  FOR

 of EUR 564m as follows: transfer to reserve for net

revaluation according to the equity method: EUR 66m;

dividend: EUR 0m and retained earnings: EUR 498m

PROPOSAL #4: Re-elect Bent Erik Carlsen, Torsten Erik        ISSUER            YES             FOR                  FOR

 Rasmussen, Freddy Frandsen, Hakan Eriksson, Jorgen

Huno Rasmussen, Jorn Anaer Thomsen, Kurt Anker

Nielsen and Ola Rollen as Board Members

PROPOSAL #5: Appointment of PricewaterhouseCoopers,          ISSUER            YES             FOR                  FOR

Statsautoriseret

PROPOSAL #6.1: Amend Articles 2(4), 2(8) and 3(4)             ISSUER            YES             FOR                  FOR

which is numbered Article 3(5) in the new draft

Articles  Articles 3(1) - 3(4), Article 7(2), 8(1)

and 13(1), Article 4(3), 4(4), 5(1), 6(2), 6(3) of

the Articles of Association

PROPOSAL #6.2: Amend Articles 2, 3, 4, 5, 4(5), 6(5),        ISSUER            YES             FOR                  FOR

 6(4), 7(2) and 7(3) of the Articles of Association

PROPOSAL #6.3: Amend Article 1(1) to effect that the         ISSUER            YES             FOR                  FOR

secondary name Cotas Computer Technology A/s is

PROPOSAL #6.4: Amend Article 1(2) of the Articles of         ISSUER            YES             FOR                  FOR

Association in accordance with Section 28 of the

Danish Companies Act, and as a consequence, Article

1(3) shall be re-numbered as Article 1 (2)

PROPOSAL #6.5: Approve to rephrase Article 2(3) to            ISSUER            YES             FOR                  FOR

the effect that it specifies that the Company's

shares are registered with a central securities

depository and that any dividends will be disbursed

through such central securities depository

PROPOSAL #6.6: Approve that Article 2(9) concerning          ISSUER            YES             FOR                  FOR

cancellation is deleted, as the provisions are no

longer relevant to the Company

PROPOSAL #6.7: Approve that previous authorization to        ISSUER            YES             FOR                  FOR

 the Board of Directors in Article 3(1) to increase

the Company's share capital is renewed to apply until

 01 MAY 2011, allowing an increase of the share

capital by a total nominal amount of DKK 20,370,410

20,370,410 shares

PROPOSAL #6.8: Approve that the previous                              ISSUER            YES         AGAINST           AGAINST

authorization to the Board of Directors in Article

3(2) to increase the Company's share capital in

connection with the issuance of employee shares is

extended to expire on 01 MAY 2011

PROPOSAL #6.9: Approve that the previous                              ISSUER            YES         AGAINST           AGAINST

authorization to the Board of Directors in Article

3(3) to issue warrants and to carry out the relevant

increase of the Company's share capital is extended

to expire on 01 MAY 2011

PROPOSAL #6.10: Approve to insert an authorization to        ISSUER            YES         AGAINST           AGAINST

 the Board of Directors, in the Company's Articles of

 Association, for the Board of Directors to raise

loans against the issuance of convertible debt

instruments, the new provision will be inserted as

Article 3(4) and the existing Article 3(4) will be

renumbered to Article 3(5) and amended so that a

conversion combined with an issuance of shares,

pursuant to the authorization in Article 3(1), may

only result in a capital increase of 10%

PROPOSAL #6.11: Amend Article 4(2) to the effect that        ISSUER            YES             FOR                  FOR

 the Company's general meetings are held in Central

Denmark Region or in the Capital Region of Denmark,

as directed by the Board of Directors

PROPOSAL #6.12: Amend Article 5(2) to the effect that        ISSUER            YES             FOR                  FOR

 it clearly states that the general meeting can

decide whether the Company shall have one or two

PROPOSAL #6.13: Approve to insert a new provision,            ISSUER            YES             FOR                  FOR

stipulating that the Company's general meetings may

be held in English, provided that a simultaneous

interpretation service into Danish is given, and that

 all documents pertaining to general meetings are

available both in Danish and in English

PROPOSAL #6.14: Approve to insert a new provision             ISSUER            YES             FOR                  FOR

Article 8(8)  to the effect that the corporate

language is English

PROPOSAL #6.15: Authorize the Company to purchase              ISSUER            YES             FOR                  FOR

treasury shares, in the period until the next AGM,

within a total nominal value of 10% of the Company's

share capital from time to time, in accordance with

the relevant statutory provisions, the consideration

for such shares may not deviate by more than 10% from

 the closing price quoted by NASDAQ OMX Copenhagen at

 the time of purchase

PROPOSAL #6.16: Approve a rider to the overall                   ISSUER            YES             FOR                  FOR

guidelines for incentive pay which were adopted at

the AGM in 2009 to the effect that warrants, and not

only options, can be issued under the existing

PROPOSAL #6.17: Authorize the Chairman of the meeting        ISSUER            YES             FOR                  FOR

 to file the registrable resolutions adopted by the

general meeting with the Danish Commerce and

Companies Agency and to make such amendments to the

documents prepared in connection with these

resolutions as may be required by the Danish Commerce

 and Companies Agency in connection with registration

 of the adopted resolutions

PROPOSAL #7: Any other business                                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VIENNA INSURANCE GROUP

  TICKER:                  N/A                 CUSIP:   A9T907104

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the consolidated financial                ISSUER            YES             FOR                  FOR

statements for the year 2009 and the management

report on these accounts, the audited and approved

financial statements of the Company for the year

2009, the management report on these accounts and the

 report of the Supervisory Board and the Corporate

Governance report, and adopt a resolution on the

distribution of profits for 2009

PROPOSAL #2: Adopt the resolution to grant discharge         ISSUER            YES             FOR                  FOR

to the Managing Board and the Supervisory Board for

the FY 2009

PROPOSAL #3: Authorize the Management Board pursuant         ISSUER            YES         AGAINST           AGAINST

to Section 169 of the Austrian Stock Corporation Act

[Aktiengesetz], to increase, by 28 JUN 2015 at the

latest, the share capital of the Company also in

several tranches - by a nominal value of EUR

66,443,734.10 by issuing 64,000,000 no-par value

shares in registered or in bearer form against

contributions in cash or in kind, this authorization

replaces the resolution adopted in the 18th AGM held

on 24 APR 2009 as resolution according to agenda item

 4, Article 4 (2), first sentence is altered

PROPOSAL #4: Authorize the Management Board, pursuant        ISSUER            YES             FOR                  FOR

 to Section 174 (1) of the Austrian Stock Corporation

 Act [Aktiengesetz], to issue, by 28 JUN 2015 at the

latest, with the consent of the Supervisory Board,

participating bonds with a total face value of up to

EUR 2,000,000,000, also in several tranches, also

with exclusion of subscription rights and

authorization to specify the terms for the issue of

the participating bonds, this authorization replaces

the resolution adopted in the 18th AGM held on 24 APR

 2009 as resolution according to agenda item 5

PROPOSAL #5: Authorize the Management Board, pursuant        ISSUER            YES         AGAINST           AGAINST

 to Section 174 (2) of the Austrian Stock Corporation

 Act [Aktiengesetz], to issue, by 28 JUN 2015 at the

latest, with the consent of the Supervisory Board,

convertible bonds with a total face value of up to

EUR 2,000,000,000, also in several tranches, also

with exclusion of subscription rights and

authorization to specify all other terms, as well as

to specify the issue and conversion procedures for

the convertible bonds, this authorization replaces

the resolution adopted in the 18th AGM held on 24 APR

 2009 as Resolution according to agenda item 6

PROPOSAL #6: Amend Article 4(3), 2nd sentence                     ISSUER            YES         AGAINST           AGAINST

[conditional capital] of the Articles of Association,

 as specified

PROPOSAL #7: Approve the explanation of the De-Merger        ISSUER            YES             FOR                  FOR

 and Acquisition Agreement dated 10 MAY 2010; adopt a

 resolution on the proportionate de-merger by

acquisition according to Section 1 Paragraph 2 in

connection with Section 8, Paragraph 1 of the

Austrian De-Merger Act [Spaltungsgesetz] pursuant to

the De-Merger and Acquisition Agreement dated 10 MAY

2010 as filed with the Companies Register of the

Commercial Court in Vienna, on the basis of the final

 balance sheet of VIENNA INSURANCE Group Wiener

Stadtische Versicherung AG of 31 DEC 2009 it is

planned that the de-merger of the operational

insurance business with all assets belonging to it,

is made from VIENNA INSURANCE GROUP Wiener Stadtische

 Versicherung AG with its seat in Vienna as

transferring Company to VERSA Beteiligungs-AG with

its seat in Vienna as acquiring Company by way of

universal succession and continuance of the

transferring Company without the granting of shares

in the acquiring Company, as the transferring Company

 is the sole shareholder of the acquiring Company;

adopt a resolution on the changes in the Articles of

Association: a) Change of the Corporate Name of the

Company in Article 1 Paragraph 1 to VIENNA INSURANCE

GROUP AG Wiener Versicherung Gruppe; b) deletion of

Article 2 Paragraph 1 [History]; c) Partial Change of

 the Purpose and Corporate Objects of the Company in

Article 2 [strategic management and administration of

 central group functions, the casualty insurance

business, the property insurance business and the

reinsurance business]; d) Adopt the number of the

Members of the Management Board [Article 8 Paragraph

PROPOSAL #8: Adopt the resolution on further changes         ISSUER            YES             FOR                  FOR

of the Articles of Association in the in the

following Articles: a) Article 2 Paragraph 3, 1st

Half-sentence [new Paragraph and amendment according

to Article 3 Paragraph 3 Insurance Supersion Act]; b)

 Article 2 Paragraph 4 [new Paragraph and

clarification re-inland]; c) Article 4 Paragraph 3,

3rd sentence [Company in stead of Corporate name]; d)

 Article 4 Paragraph 5 [no entitlement to issuance of

 share certificates representing their stakes]; e)

Article 4 Paragraph 7 [Deletion of the Amtsblatt zur

Wiener Zeitung [official gazette]]; f) Article 4

Paragraph 8 [obsolete thus deletion]; g) Article 10

Paragraph 2 [Limitation on at most 10 elected Members

 of the Supervisory Board]; h)Article 13 Paragraph 2

[Change in the preconditions of the quorum of the

Supervisory Board]; i) Article 15 Paragraph 2 lit, a

and lit, i [Adjustment of the citation of the

relevant law]; j) Article 15 Paragraph 2 lit, m

[Supplement of the deals needing approval according

to Section 95 Paragraph 5Z13 Stock Corporation Act];

k) Article 17 and Article 18 [Change of the

provisions regarding the convocation of and the right

 to participate in a general meeting according to the

 Stock Corporation Changing Act 2009]; l) Article 19

Paragraph 1 [Deletion of the words in proportion]; m)

 Article 21 Paragraph 1 [Change regarding advisory

PROPOSAL #9: Election of the Auditor of the financial        ISSUER            YES             FOR                  FOR

 statements of the Company and the Auditor of the

consolidated financial statements for the FY 2011

PROPOSAL #10: Elections to the Supervisory Board                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VINCI SA, RUEIL MALMAISON

  TICKER:                  N/A                 CUSIP:   F5879X108

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #O.2: Approve the Company's accounts for FY         ISSUER            YES             FOR                  FOR

2009

PROPOSAL #O.3: Approve the allocation of the                       ISSUER            YES             FOR                  FOR

Company's result for FY 2009

PROPOSAL #O.4: Approve the Scrip dividend payment              ISSUER            YES             FOR                  FOR

option

PROPOSAL #O.5: Approve to renew Mr. Dominique                     ISSUER            YES             FOR                  FOR

Ferrero's appointment as a Director

PROPOSAL #O.6: Approve to renew Mr. Xavier Huillard's        ISSUER            YES             FOR                  FOR

 appointment as a Director

PROPOSAL #O.7: Approve to renew Mr. Henri Saint                 ISSUER            YES             FOR                  FOR

Olive's appointment as a Director

PROPOSAL #O.8: Approve to renew Mr. Yves-Thibault de         ISSUER            YES             FOR                  FOR

Silguy's appointment as a Director

PROPOSAL #O.9: Approve the nomination of Qatari Diar         ISSUER            YES             FOR                  FOR

Real Estate Investment Company as a Director

PROPOSAL #O.10: Approve the Directors' attendance fees      ISSUER            YES             FOR                  FOR

PROPOSAL #O.11: Approve to renew the delegation of            ISSUER            YES             FOR                  FOR

powers to the Board of Directors in order for the

Company to purchase its own shares

PROPOSAL #O.12: Approve the agreements entered into          ISSUER            YES             FOR                  FOR

by Vinci for the transfer to Vinci Concession of the

agreements tied to the holding in Aegean Motorway SA

PROPOSAL #O.13: Approve the agreements entered into          ISSUER            YES             FOR                  FOR

by Vinci for the transfer to Vinci Concession of the

agreements tied to the holding in Olympia Odos and

Olympia Odos Operation

PROPOSAL #O.14: Approve theh amendment to the                     ISSUER            YES             FOR                  FOR

agreement entered into by the shareholders of Arcour,

 the prime contractor for the A19 motorway

PROPOSAL #O.15: Approve the agreements entered into          ISSUER            YES             FOR                  FOR

by Vinci for the financing of the concession for the

A-Modell A5 motorway section running between Malsch

and Offenburg in Germany

PROPOSAL #O.16: Approve the agreement for a                        ISSUER            YES             FOR                  FOR

contribution by Vinci to Vinci Concessions for its

holding in ASF

PROPOSAL #O.17: Approve the agreement by the Company         ISSUER            YES             FOR                  FOR

with Mr. Xavier Huillard for a top-up pension

PROPOSAL #O.18: Approve the agreement by the Company         ISSUER            YES         AGAINST           AGAINST

with Mr. Xavier Huillard for compensation for ending

his term of office

PROPOSAL #O.19: Approve the Service Level Agreement          ISSUER            YES         AGAINST           AGAINST

entered into by Vinci and YTS Europaconsultants

PROPOSAL #E.20: Approve the renewal of the                          ISSUER            YES             FOR                  FOR

authorization given to the Board of Directors in

order to reduce the authorized capital by canceling

Vinci shares held by the Company

PROPOSAL #E.21: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of authorizing the issue by one or more

of the Company's subsidiaries of transferable

securities giving access to the Company's authorized

capital and to issue ordinary shares in the Company

PROPOSAL #E.22: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of making capital increases reserved for

employees of the Company and the Vinci Group's

subsidiary Companies under Personal Equity Plans

PROPOSAL #E.23: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of making capital increases reserved for

financial institutions or companies set up

specifically in order to implement a personal equity

plan for employees of certain foreign subsidiaries,

similar to the Group's French and Foreign Corporate

Personal Equity Plans currently in force

PROPOSAL #E.24: Amend Article 17 of the Articles of          ISSUER            YES             FOR                  FOR

Association Shareholders' Meetings

PROPOSAL #E.25: Grant powers for the required                     ISSUER            YES             FOR                  FOR

formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VIVENDI, PARIS

  TICKER:                  N/A                 CUSIP:   F97982106

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual reports and accounts         ISSUER            YES             FOR                  FOR

for FY 2009

PROPOSAL #2: Approve the consolidated reports and              ISSUER            YES             FOR                  FOR

accounts for FY 2009

PROPOSAL #3: Approve the allocation of the result for        ISSUER            YES             FOR                  FOR

 FY 2009, setting of the dividend and its date for

payment

PROPOSAL #4: Approve the special report by the                   ISSUER            YES             FOR                  FOR

Statutory Auditors concerning regulated agreements

and commitments

PROPOSAL #5: Appointment of Mme Dominique Heriard              ISSUER            YES             FOR                  FOR

Dubreuil as a Member of the Supervisory

PROPOSAL #6: Appointment of Mme Aliza Jabes as a                ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #7: Appointment of Mme Jacqueline Tammenoms         ISSUER            YES             FOR                  FOR

Baker as a Member of the Supervisory

PROPOSAL #8: Appointment of M. Daniel Camus as a                ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #9: Authorize the Board of Directors in                ISSUER            YES             FOR                  FOR

order that the Company might buy its own shares

PROPOSAL #10: Grant the powers for accomplishment of         ISSUER            YES             FOR                  FOR

the formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VODAFONE GROUP PLC

  TICKER:                  VOD                 CUSIP:   92857W209

  MEETING DATE:      7/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO RECEIVE THE COMPANY'S ACCOUNTS AND          ISSUER            YES             FOR                  FOR

REPORTS OF THE DIRECTORS AND AUDITORS FOR THE YEAR

ENDED 31 MARCH 2009

PROPOSAL #02: TO RE-ELECT SIR JOHN BOND AS A DIRECTOR        ISSUER            YES             FOR                  FOR

 (MEMBER OF THE NOMINATIONS AND GOVERNANCE COMMITTEE)

PROPOSAL #03: TO RE-ELECT JOHN BUCHANAN AS A DIRECTOR        ISSUER            YES             FOR                  FOR

 (MEMBER OF THE AUDIT COMMITTEE, MEMBER OF THE

NOMINATIONS AND GOVERNANCE COMMITTEE)

PROPOSAL #04: TO RE-ELECT VITTORIO COLAO AS A DIRECTOR      ISSUER            YES             FOR                  FOR

PROPOSAL #05: TO ELECT MICHEL COMBES AS A DIRECTOR             ISSUER            YES             FOR                  FOR

PROPOSAL #06: TO RE-ELECT ANDY HALFORD AS A DIRECTOR         ISSUER            YES             FOR                  FOR

PROPOSAL #07: TO RE-ELECT ALAN JEBSON AS A DIRECTOR          ISSUER            YES             FOR                  FOR

(MEMBER OF THE AUDIT COMMITTEE)

PROPOSAL #08: TO ELECT SAMUEL JONAH AS A DIRECTOR               ISSUER            YES             FOR                  FOR

PROPOSAL #09: TO RE-ELECT NICK LAND AS A DIRECTOR              ISSUER            YES             FOR                  FOR

(MEMBER OF THE AUDIT COMMITTEE)

PROPOSAL #10: TO RE-ELECT ANNE LAUVERGEON AS A                   ISSUER            YES             FOR                  FOR

DIRECTOR (MEMBER OF THE AUDIT COMMITTEE)

PROPOSAL #11: TO RE-ELECT SIMON MURRAY AS A DIRECTOR         ISSUER            YES             FOR                  FOR

(MEMBER OF THE REMUNERATION COMMITTEE)

PROPOSAL #12: TO ELECT STEPHEN PUSEY AS A DIRECTOR             ISSUER            YES             FOR                  FOR

PROPOSAL #13: TO RE-ELECT LUC VANDEVELDE AS A                     ISSUER            YES             FOR                  FOR

DIRECTOR (MEMBER OF THE NOMINATIONS AND GOVERNANCE

COMMITTEE, MEMBER OF THE REMUNERATION COMMITTEE)

PROPOSAL #14: TO RE-ELECT ANTHONY WATSON AS A                     ISSUER            YES             FOR                  FOR

DIRECTOR (MEMBER OF THE REMUNERATION COMMITTEE)

PROPOSAL #15: TO RE-ELECT PHILIP YEA AS A DIRECTOR            ISSUER            YES             FOR                  FOR

(MEMBER OF THE REMUNERATION COMMITTEE)

PROPOSAL #16: TO APPROVE A FINAL DIVIDEND OF 5.20P            ISSUER            YES             FOR                  FOR

PER ORDINARY SHARE

PROPOSAL #17: TO APPROVE THE REMUNERATION REPORT                ISSUER            YES             FOR                  FOR

PROPOSAL #18: TO RE-APPOINT DELOITTE LLP AS AUDITORS         ISSUER            YES             FOR                  FOR

PROPOSAL #19: TO AUTHORISE THE AUDIT COMMITTEE TO              ISSUER            YES             FOR                  FOR

DETERMINE THE REMUNERATION OF THE AUDITORS

PROPOSAL #20: TO AUTHORISE THE DIRECTORS TO ALLOT              ISSUER            YES             FOR                  FOR

SHARES UNDER ARTICLE 16.2 OF THE COMPANY'S ARTICLES

OF ASSOCIATION

PROPOSAL #21: TO AUTHORISE THE DIRECTORS TO DISAPPLY         ISSUER            YES             FOR                  FOR

PRE-EMPTION RIGHTS UNDER ARTICLE 16.3 OF THE

COMPANY'S ARTICLES OF ASSOCIATION (SPECIAL RESOLUTION)

PROPOSAL #22: TO AUTHORISE THE COMPANY'S PURCHASE OF         ISSUER            YES             FOR                  FOR

ITS OWN SHARES (SECTION166, COMPANIES ACT 1985)

(SPECIAL RESOLUTION)

PROPOSAL #23: TO ADOPT NEW ARTICLES OF ASSOCIATION            ISSUER            YES             FOR                  FOR

(SPECIAL RESOLUTION)

PROPOSAL #24: TO AUTHORISE THE CALLING OF A GENERAL          ISSUER            YES             FOR                  FOR

MEETING OTHER THAN AN ANNUAL GENERAL MEETING ON NOT

LESS THAN 14 CLEAR DAYS' NOTICE (SPECIAL RESOLUTION)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VODAFONE GROUP PLC, NEWBURY BERKSHIRE

  TICKER:                  N/A                 CUSIP:   G93882135

  MEETING DATE:      7/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's accounts and the         ISSUER            YES             FOR                  FOR

reports of the Directors and the Auditors for the YE

31 MAR 2009

PROPOSAL #2.: Re-elect Sir John Bond as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-elect Mr. John Buchanan as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mr. Vittorio Colao as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.: Elect Mr. Michel Combes as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. Andy Halford as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Mr. Alan Jebson as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Elect Mr. Samuel Jonah as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-elect Mr. Nick Land as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Re-elect Ms. Anne Lauvergeon as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #11.: Re-elect Mr. Simon Murray as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #12.: Elect Mr. Stephen Pusey as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #13.: Re-elect Mr. Luc Vandevelde as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #14.: Re-elect Mr. Anthony Watson as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #15.: Re-elect Mr. Phllip Yea as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #16.: Approve a final dividend of 5.20 per          ISSUER            YES             FOR                  FOR

ordinary share

PROPOSAL #17.: Approve the remuneration report                    ISSUER            YES             FOR                  FOR

PROPOSAL #18.: Re-appoint Deloitte LLP as the Auditors      ISSUER            YES             FOR                  FOR

PROPOSAL #19.: Authorize the Audit Committee to                 ISSUER            YES             FOR                  FOR

determine the remuneration of the Auditors

PROPOSAL #20.: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

shares under Article 16.2 of the Company's Article of

 Association

PROPOSAL #S.21: Authorize the Directors to dis-apply         ISSUER            YES             FOR                  FOR

pre-emption rights under Article 16.3 of the

Company's Article of Association

PROPOSAL #S.22: Authorize the Company's purchase of          ISSUER            YES             FOR                  FOR

its own shares [Section 166, Companies Act 1985]

PROPOSAL #S.23: Approve new Articles of Association           ISSUER            YES             FOR                  FOR

PROPOSAL #S.24: Grant authority to call the general          ISSUER            YES             FOR                  FOR

meeting other than an AGM on not less than 14 clear

days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VOESTALPINE AG

  TICKER:                  N/A                 CUSIP:   A9101Y103

  MEETING DATE:      7/1/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual statement of                     ISSUER             NO              N/A                  N/A

accounts including report of the Supervisory Board

PROPOSAL #2.: Approve the appropriation of net profits      ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Grant discharge to the Board of Director      ISSUER             NO              N/A                  N/A

PROPOSAL #4.: Grant discharge to the Supervisory Board      ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Elect the Auditor and the group Auditor        ISSUER             NO              N/A                  N/A

PROPOSAL #6.: Approve the alteration of the Articles         ISSUER             NO              N/A                  N/A

paragraph 9

PROPOSAL #7.: Approve the new election of the                     ISSUER             NO              N/A                  N/A

Supervisory Board

PROPOSAL #8.A: Authorize the Board of Director                   ISSUER             NO              N/A                  N/A

according to paragraph.4.2 of the Articles

PROPOSAL #8.B: Authorize the Board of Director to              ISSUER             NO              N/A                  N/A

increase the equity capital of the Company by up to

EUR 152,521,231.38 by issuing up to 83,949,516 new

common bearer shares in 1 or more tranches during a

period until 30 JUN 2014 and to decide upon terms of

issuance with the consent of the Supervisory Board

Supervisory Board shall be empowered to decide upon

alterations of the Articles resulting from this

increase

PROPOSAL #8.C: Approve the respective alteration of          ISSUER             NO              N/A                  N/A

the Articles paragraph.4.2

PROPOSAL #9.: Authorize the Board of Director to                ISSUER             NO              N/A                  N/A

issue convertible bonds, participating bonds or

jouissance rights with the consent of the Supervisory

 Board during a period of 5 years starting the day of

 approval up to a maximum total face value of EUR

1,000,000,000 which grant subscription or conversion

rights for up to 80,000,000 shares of the Company in

1 or more tranches and to decide upon terms of

issuance with the consent of the Supervisory Board

PROPOSAL #10.A: Approve the conditional increase of          ISSUER             NO              N/A                  N/A

the equity capital of the Company by up to EUR

145,345,668.35 by issuing up to 80,000,000 new common

 bearer shares to serve rights deriving from

securities specified under item 9 Supervisory Board

shall be empowered to decide upon alterations of the

articles resulting from this issuance

PROPOSAL #10.B: Approve the respective alteration of         ISSUER             NO              N/A                  N/A

the Articles paragraph 4

PROPOSAL #11.: Approve the alteration of the Articles        ISSUER             NO              N/A                  N/A

 paragraph 26

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VOLKSWAGEN AG, WOLFSBURG

  TICKER:                  N/A                 CUSIP:   D94523103

  MEETING DATE:      12/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Creation of Authorized Capital and                ISSUER             NO              N/A                  N/A

corresponding amendment to the Articles of Association

PROPOSAL #2.: Creation of rights of appointment and          ISSUER             NO              N/A                  N/A

corresponding amendment to the Articles of Association

PROPOSAL #3.: Arrangements governing qualified                   ISSUER             NO              N/A                  N/A

majorities at the General Meeting and corresponding

amendment to the Articles of Association

PROPOSAL #4.1.: Election of members of the                          ISSUER             NO              N/A                  N/A

Supervisory Board: Dr. Hans Michel Pi ch

PROPOSAL #4.2.: Election of members of the                          ISSUER             NO              N/A                  N/A

Supervisory Board: Dr. Ferdinand Oliver Porsche

PROPOSAL #5.: Amendments to the Articles of                        ISSUER             NO              N/A                  N/A

Association to reflect the Gesetz zur Umsetzung der

Aktionaersrechterichtlinie (ARUG - German Act

Implementing the Shareholder Rights Directive)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VOLKSWAGEN AG, WOLFSBURG

  TICKER:                  N/A                 CUSIP:   D94523103

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted annual                ISSUER             NO              N/A                  N/A

financial statements, the approved consolidated

financial statements, the management report and the

Group management report for the year ended December

31, 2009, together with the Report by the Supervisory

 Board on fiscal year 2009 as well as the explanatory

 report by the Board of Management on the

informations in accordance with sections 289(4) and

315(4) of the Handelsgesetzbuch (HGB – German

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER             NO              N/A                  N/A

net profit of Volkswagen Aktiengesellschaft

PROPOSAL #3.: Resolution on formal approval of the            ISSUER             NO              N/A                  N/A

actions of the members of the Board of Management for

 fiscal year 2009

PROPOSAL #4.: Resolution on formal approval of the            ISSUER             NO              N/A                  N/A

actions of the members of the Supervisory Board for

fiscal year 2009

PROPOSAL #5.1: Election of a member of the                          ISSUER             NO              N/A                  N/A

Supervisory Board: Mr J rg Bode

PROPOSAL #5.2: Election of a member of the                          ISSUER             NO              N/A                  N/A

Supervisory Board: Dr. Hussain Ali Al Abdulla

PROPOSAL #6.: Resolution on the authorization to                ISSUER             NO              N/A                  N/A

issue bonds with warrants and/or convertible bonds,

the creation of contingent capital and the

corresponding amendment to the Articles of Association

PROPOSAL #7.: Resolution on the approval of the                 ISSUER             NO              N/A                  N/A

system for the remuneration of the members of the

Board of Management

PROPOSAL #8.: Resolution on the approval of                        ISSUER             NO              N/A                  N/A

intercompany agreements

PROPOSAL #9.: Election of the auditors and Group                ISSUER             NO              N/A                  N/A

auditors for fiscal year 2010 as well as of the

auditors to review the condensed consolidated

financial statements and interim management report

for the first six months of 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VOLKSWAGEN AG, WOLFSBURG

  TICKER:                  N/A                 CUSIP:   D94523103

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the resolution authorizing         ISSUER            YES             FOR                  FOR

the Board of Management to issue bonds with warrants

and/or convertible bonds and to create contingent

capital to grant options and/or conversion rights to

subscribe for non-voting preferred shares in

accordance with item 6 of the agenda for the Annual

General Meeting on April 22, 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VOLKSWAGEN AG, WOLFSBURG

  TICKER:                  N/A                 CUSIP:   D94523145

  MEETING DATE:      12/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Creation of Authorized Capital and                ISSUER            YES         AGAINST           AGAINST

corresponding amendment to the Articles of Association

PROPOSAL #2.: Creation of rights of appointment and          ISSUER            YES         AGAINST           AGAINST

corresponding amendment to the Articles of Association

PROPOSAL #3.: Arrangements governing qualified                   ISSUER            YES         AGAINST           AGAINST

majorities at the General Meeting and corresponding

amendment to the Articles of Association

PROPOSAL #4.1.: Election of members of the                          ISSUER            YES         AGAINST           AGAINST

Supervisory Board: Dr. Hans Michel Pi ch

PROPOSAL #4.2.: Election of members of the                          ISSUER            YES         AGAINST           AGAINST

Supervisory Board: Dr. Ferdinand Oliver Porsche

PROPOSAL #5.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association to reflect the Gesetz zur Umsetzung der

Aktionaersrechterichtlinie (ARUG - German Act

Implementing the Shareholder Rights Directive)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VOLKSWAGEN AG, WOLFSBURG

  TICKER:                  N/A                 CUSIP:   D94523145

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted annual                ISSUER             NO              N/A                  N/A

financial statements, the approved consolidated

financial statements, the management report and the

Group management report for the year ended December

31, 2009, together with the Report by the Supervisory

 Board on fiscal year 2009 as well as the explanatory

 report by the Board of Management on the

informations in accordance with sections 289(4) and

315(4) of the Handelsgesetzbuch (HGB – German

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

net profit of Volkswagen Aktiengesellschaft

PROPOSAL #3.: Resolution on formal approval of the            ISSUER            YES             FOR                  FOR

actions of the members of the Board of Management for

 fiscal year 2009

PROPOSAL #4.: Resolution on formal approval of the            ISSUER            YES             FOR                  FOR

actions of the members of the Supervisory Board for

fiscal year 2009

PROPOSAL #5.1: Election of a member of the                          ISSUER            YES             FOR                  FOR

Supervisory Board: Mr J rg Bode

PROPOSAL #5.2: Election of a member of the                          ISSUER            YES             FOR                  FOR

Supervisory Board: Dr. Hussain Ali Al Abdulla

PROPOSAL #6.: Resolution on the authorization to                ISSUER            YES             FOR                  FOR

issue bonds with warrants and/or convertible bonds,

the creation of contingent capital and the

corresponding amendment to the Articles of Association

PROPOSAL #7.: Resolution on the approval of the                 ISSUER            YES         AGAINST           AGAINST

system for the remuneration of the members of the

Board of Management

PROPOSAL #8.: Resolution on the approval of                        ISSUER            YES             FOR                  FOR

intercompany agreements

PROPOSAL #9.: Election of the auditors and Group                ISSUER            YES             FOR                  FOR

auditors for fiscal year 2010 as well as of the

auditors to review the condensed consolidated

financial statements and interim management report

for the first six months of 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VOLVO AKTIEBOLAGET

  TICKER:                  N/A                 CUSIP:   928856202

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Sven Unger as the Chairman          ISSUER             NO              N/A                  N/A

of the meeting

PROPOSAL #3: Verification of the voting list                       ISSUER             NO              N/A                  N/A

PROPOSAL #4: Approval of the agenda                                       ISSUER             NO              N/A                  N/A

PROPOSAL #5: Election of the minutes-checkers and              ISSUER             NO              N/A                  N/A

vote controllers

PROPOSAL #6: Determination whether the meeting has            ISSUER             NO              N/A                  N/A

been duly convened

PROPOSAL #7: Presentation of the work of the Board            ISSUER             NO              N/A                  N/A

and Board Committees

PROPOSAL #8: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the Auditors' report as well as the consolidated

accounts and the Auditors' report on the consolidated

 accounts; in connection therewith, the President's

account of the operations

PROPOSAL #9: Adopt the income statement and balance          ISSUER            YES             FOR                  FOR

sheet and the consolidated income statement and the

consolidated balance sheet

PROPOSAL #10: Approve that no dividends shall paid,          ISSUER            YES             FOR                  FOR

but that all retained earnings at the Annual General

Meeting's disposal shall be carried forward

PROPOSAL #11: Grand discharge the liability of the            ISSUER            YES             FOR                  FOR

members of the Board and the President

PROPOSAL #12: Approve to determine the number of                ISSUER            YES             FOR                  FOR

members of the Board at nine and no deputy members of

 the Board

PROPOSAL #14: Approve the fees based on invoices for         ISSUER            YES             FOR                  FOR

the Audit of the annual accounts, the consolidated

accounts, the accounting records and the

administration of the Board of Directors and the

President

PROPOSAL #13: Approve that the individuals fees shall        ISSUER            YES             FOR                  FOR

 remain on the same level as during 2009; and the

Chairman of the Board is awarded SEK 1,500,000 and

each of the other members SEK 500,000 with the

exception of the President; and the Chairman of the

Audit Committee is awarded SEK 250,000 and the other

two members in the Audit Committee SEK 125,000 each

and the members of the remuneration committee SEK

75,000 each

PROPOSAL #15: Re-elect Messrs. Peter Bijur, Jean-               ISSUER            YES             FOR                  FOR

Baptiste Duzan,, Leif Johansson, Anders Nyren, Louis

Schweitzer, Ravi Venkatesan, Lars Westerberg and Ying

 Yeh as the Board of Directors and election of Hanne

De Mora as a Board of Director; Election of Louis

Schweitzer as the Chairman of the Board

PROPOSAL #16: Election of the Registered accounting          ISSUER            YES             FOR                  FOR

Firm, PricewaterhouseCoopers AB, as the

PROPOSAL #17: Election of Messrs. Thierry Moulonguet,        ISSUER            YES             FOR                  FOR

 representing Renault S.A.S, Carl-Olof

PROPOSAL #18: Adopt the Remuneration Policy for                 ISSUER            YES             FOR                  FOR

Senior Executives as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VOLVO AKTIEBOLAGET

  TICKER:                  N/A                 CUSIP:   928856301

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Sven Unger, Attorney at law,        ISSUER            YES             FOR                  FOR

 as the Chairman of the meeting

PROPOSAL #3: Approve the verification of the voting          ISSUER            YES             FOR                  FOR

list

PROPOSAL #4: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #5: Elect the minutes-checkers and vote                ISSUER            YES             FOR                  FOR

controllers

PROPOSAL #6: Approve to determine whether the meeting        ISSUER            YES             FOR                  FOR

 has been duly convened

PROPOSAL #7: Presentation of the work of the Board            ISSUER             NO              N/A                  N/A

and Board Committees

PROPOSAL #8: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the Auditors' report as well as the consolidated

accounts and the Auditors' report on the consolidated

 accounts, in connection therewith, the President's

account of the operations

PROPOSAL #9: Adopt the income statement and balance          ISSUER            YES             FOR                  FOR

sheet and the consolidated income statement and

consolidated Balance sheet

PROPOSAL #10: Approve that no dividends shall be                ISSUER            YES             FOR                  FOR

paid, but that all retained earnings at the AGM'

disposal shall be carried forward

PROPOSAL #11: Grand discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board and the President from liability

PROPOSAL #12: Approve to determine the number of                ISSUER            YES             FOR                  FOR

Members at 9 and no Deputy Members of the Board of

Directors to be elected by the meeting

PROPOSAL #13: Approve that the individual fees shall         ISSUER            YES             FOR                  FOR

remain on the same level as during 2009, the election

 committee accordingly proposes that the Chairman of

the Board is awarded SEK 1,500,000 and each of the

other Members SEK 500,000 with the exception of the

President, it is further proposed that the Chairman

of the Audit Committee is awarded SEK 250,000 and the

 other two Members in the Audit Committee SEK 125,000

 each and the Members of the Remuneration Committee

SEK 75,000 each

PROPOSAL #14: Approve that the fees based on invoices        ISSUER            YES             FOR                  FOR

 for the Audit of the annual accounts, the

consolidated accounts, the accounting records and the

 administration of the Board of Directors and the

President

PROPOSAL #15: Re-election of Peter Bijur, Jean-                  ISSUER            YES             FOR                  FOR

Baptiste Duzan, Leif Johansson, Anders Nyren, Louis

Schweitzer, Ravi Venkatesan, Lars Westerberg and Ying

 Yeh as the Members of the Board and elect Hanne de

Mora as a new Member; election of Louis Schweitzer as

 the Chairman of the Board

PROPOSAL #16: Election of PricewaterhouseCoopers AB,         ISSUER            YES             FOR                  FOR

as the Auditors for a period of four

PROPOSAL #17: Approve that Thierry Moulonguet,                   ISSUER            YES             FOR                  FOR

representing Renault s.a.s., Carl-Olof By,

representing AB Industrivarden, Hakan Sandberg,

representing Svenska Handelsbanken, SHB Pension Fund,

 SHB Employee Fund, SHB Pensionskassa and Oktogonen,

Lars Forberg, representing Violet Partners LP, and

the Chairman of the Board of Directors are elected

Members of the Election Committee and that no fees

shall be paid to the Members of the Election Committee

PROPOSAL #18: Adopt the Remuneration Policy for                 ISSUER            YES             FOR                  FOR

Senior Executives, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WACKER CHEMIE AG, MUENCHEN

  TICKER:                  N/A                 CUSIP:   D9540Z106

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 financial

year with the report of the Supervisory Board, the

group financial statements, the group annual report,

and the reports pursuant to sections 289(4) and

315(4) of the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 533,408,890.31 as

follows: payment of a dividend of EUR 1.20 per no-par

 share EUR 473,795,310.71 shall be carried forward

ex-dividend date: 24 MAY 2010 payable on: 25 MAY 2010

PROPOSAL #3.: Ratification of the Acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2010            ISSUER            YES             FOR                  FOR

financial year: KPMG AG, Munich

PROPOSAL #6.: Authorization to acquire own shares the        ISSUER            YES             FOR                  FOR

 company shall be authorized to acquire own shares of

 up to 10%, of its share capital, at prices not

deviating more than 10%, from the market price of the

 shares, on or before 20 MAY 2015; the Board of

Managing Directors shall be authorized to dispose of

the shares in a manner other than the stock exchange

or an offer to all shareholders if the shares are

sold at a price not materially below their market

price, to use the shares for acquisition purposes,

and to retire the shares

PROPOSAL #7.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in accordance with the law on the

implementation of the shareholder rights directive

(ARUG) Section 13(2), in respect of the shareholders;

 meeting being convened at least 30 days prior to the

 meeting; the day of the convocation and the day of

the shareholders; meeting not being included in the

calculation of the 30 day period Section 14(1), in

respect of shareholders being entitled to participate

 in and vote at the shareholders; meeting if they

register with the Company by the sixth day prior to

the meeting Section 14(2), in respect of shareholders

 being obliged to provide evidence of their

shareholding as per the statutory record date Section

 14(3), deletion Section 14(4), in respect of proxy-

voting instructions being issued in written form

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WARTSILA OYJ

  TICKER:                  N/A                 CUSIP:   X98155116

  MEETING DATE:      3/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Calling the meeting to order                           ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Election of persons to scrutinize the          ISSUER             NO              N/A                  N/A

minutes and to supervise the counting

PROPOSAL #4.: Recording the legality of the meeting           ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Recording the attendance at the meeting        ISSUER             NO              N/A                  N/A

 and adoption of the list of votes

PROPOSAL #6.: Presentation of the annual accounts,            ISSUER             NO              N/A                  N/A

the report of the Board of Directors and the

Auditor's report for the year 2009

PROPOSAL #7.: Adopt the annual accounts                                ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Approve to pay a dividend of EUR 1.75          ISSUER            YES             FOR                  FOR

per share

PROPOSAL #9.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and the Chief Executive Officer

from liability

PROPOSAL #10.: Amend the Articles 4 and 8 of Articles        ISSUER            YES             FOR                  FOR

 of Association

PROPOSAL #11.: Approve the remuneration of the                   ISSUER            YES             FOR                  FOR

Members of the Board of Directors

PROPOSAL #12.: Approve the number of Members of the          ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #13.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: Re-elect M. Aarni-sirvio, K-

G. Bergh, A. Lagerroos, B. Langenskiold, M. Vuoria

and election of P. Ehrnrooth, A. Ehrnrooth, O.

Johansson, M. Lilius as the new Members

PROPOSAL #14.: Approve the remuneration of the Auditor      ISSUER            YES             FOR                  FOR

PROPOSAL #15.: Election of KPMG OY as the Auditor               ISSUER            YES             FOR                  FOR

PROPOSAL #16.: Authorize the Board to decide on                 ISSUER            YES             FOR                  FOR

donations of max EUR 1,500,000 to the Universities

PROPOSAL #17.: Closing of the meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WHITBREAD PLC

  TICKER:                  N/A                 CUSIP:   G9606P197

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Annual Report and Accounts          ISSUER            YES             FOR                  FOR

together with the reports of the Directors and

Auditors  for the YE 04 MAR 2010

PROPOSAL #2: Approve the Remuneration Report as                 ISSUER            YES             FOR                  FOR

detailed on pages 47 to 55 of the Annual Report and

Accounts

PROPOSAL #3: Declare a final dividend of 28.35p per          ISSUER            YES             FOR                  FOR

ordinary share in the Company in respect of the year

ended 04 MAR 2010 due and payable on 14 JUL 2010 to

ordinary shareholders on the Company's register of

shareholders at 5.00 p.m. on 14 MAY 2010 but

excluding such of the ordinary shares in the Company

so held in respect of which a valid election to

participate in the Company's scrip dividend scheme

'Scrip'  and thereby receive the final dividend in

new ordinary shares in the Company instead of cash

shall have been received by the Company by 5.00p.m.

on 11 JUN 2010  such exclusion, however, being

subject to the fulfilment of the conditions set out

in paragraph 3 of the terms and conditions of the

PROPOSAL #4: Election of Richard Baker as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-election of Anthony Habgood as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6: Re-election of Simon Melliss as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7: Re-election of Christopher Rogers as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8: Re-appointment of Ernst & Young LLP as          ISSUER            YES             FOR                  FOR

the Auditor to hold office until the conclusion of

the Company's next AGM

PROPOSAL #9: Authorize the Board to set the Auditor's        ISSUER            YES             FOR                  FOR

 remuneration

PROPOSAL #10: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

allot shares in the Company and to grant rights to

subscribe for or convert any security into shares in

the Company: A  up to a nominal amount of GBP

45,061,215  such amount to be reduced by the nominal

amount allotted or granted under paragraph  B  below

in excess of such sum ; and  B  comprising equity

securities  as defined in section 560 1 of the

Companies Act 2006  up to a nominal amount of GBP

90,122,431  such amount to be reduced by any

allotments or grants made under paragraph  A above

in connection with an offer by way of a rights issue:

  i  to ordinary shareholders in proportion  as

nearly as may be practicable  to their existing

holdings; and CONTD

PROPOSAL #CONT: CONTD  ii  to holders of other equity        ISSUER             NO              N/A                  N/A

 securities as required by the rights of those

securities or as the Board otherwise considers

necessary, and so that the Board may impose any

limits or restrictions and make any arrangements

which it considers necessary or appropriate to deal

with treasury shares, fractional entitlements, record

 dates, legal, regulatory or practical problems in,

or under the laws of, any territory or any other

matter, such authorities to apply until the end of

next year's AGM  or, if earlier, until the close of

business on 21 SEP 2011  but, in each case, during

this period the Company may make offers and enter

into agreements which would, or might, require shares

 to be allotted or rights to subscribe for or convert

 securities into shares to be granted after the

authority ends and the Board may allot shares or

grant rights to subscribe for or convert securities

into shares under any such offer or agreement as if

PROPOSAL #S.11: Authorize the Board of Directors, if         ISSUER            YES             FOR                  FOR

resolution 10 is passed, to allot equity securities

as defined in the Companies Act 2006  for cash under

the authority given by that resolution and/or to sell

 ordinary shares held by the Company as treasury

shares for cash as if section 561 of the Companies

Act 2006 did not apply to any such allotment or sale,

 such power to be limited: A  to the allotment of

equity securities and sale of treasury shares for

cash in connection with CONTD

PROPOSAL #CONT: CONT an offer of, or invitation to            ISSUER             NO              N/A                  N/A

apply for, equity securities  but in the case of the

authority granted under paragraph  B  of resolution

10, by way of a rights issue only :  i  to ordinary

shareholders in proportion  as nearly as may be

practicable  to their existing holdings; and  ii  to

holders of other equity securities, as required by

the rights of those securities or, as the Board

otherwise considers necessary, and so that the Board

may impose any limits or restrictions and make any

arrangements which it considers necessary or

appropriate to deal with treasury shares, fractional

entitlements, record dates, legal, regulatory or

practical problems in, CONTD

PROPOSAL #CONT: CONT or under the laws of, any                   ISSUER             NO              N/A                  N/A

territory or any other matter; and  B  in the case of

 the authority granted under paragraph  A  of

resolution 10 and/or in the case of any sale of

treasury shares for cash, to the allotment  otherwise

 than under paragraph  A  above  of equity securities

 or sale of treasury shares up to a nominal amount of

 GBP 7,325,632 such power to apply until the end of

next year's AGM  or, if earlier, until the close of

business on 21 SEP 2011  but during this period the

Company may make offers, and enter into agreements,

which would, or might, require equity securities to

be allotted and treasury shares to be sold  after the

 power ends and the Board may allot equity securities

  and sell treasury shares  under any such offer or

agreement as if the power had not ended

PROPOSAL #S.12: Authorize the Company pursuant to              ISSUER            YES             FOR                  FOR

Section 701 of the Companies Act 2006, to make one or

 more market purchases  within the meaning of section

 693 4  of the Companies Act 2006  of up to

17,602,636 ordinary shares in the capital of the

Company on the basis that:  A  the minimum price

which may be paid for each ordinary share is the

nominal amount of that share;  B  the maximum price

which may be paid for each ordinary share is the

higher of  i  an amount equal to 105% of the average

of the middle market quotations for an ordinary

PROPOSAL #CONT: CONT from the Daily Official List,            ISSUER             NO              N/A                  N/A

for the five business days immediately preceding the

day on which the ordinary share is agreed to be

purchased, and ii  the higher of the price of the

last independent trade and the highest current

independent bid on the London Stock Exchange Official

 List at the time the purchase is agreed; and  C

this authority will expire on the conclusion of the

AGM of the Company to be held in 2011 or, if earlier,

 21 SEP 2011  provided that in relation to the

purchase of ordinary shares the contract for which is

 concluded before such date and which is to be

executed wholly or partly after such date the Company

 may purchase ordinary shares pursuant to any such

contract under this authority

PROPOSAL #S.13: Approve the general meeting of the            ISSUER            YES             FOR                  FOR

Company other than an AGM may be called on not less

than 14 clear days' notice

PROPOSAL #S.14: Amend the  A  Articles of Association        ISSUER            YES             FOR                  FOR

 of the Company by deleting all the provisions of the

 Company's Memorandum of Association which, by virtue

 of section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and  B  the Articles of Association

produced to the meeting, and initialled by the

Chairman for the purpose of identification, be

adopted as the Articles of Association of the Company

 in substitution for, and to the exclusion of, all

existing Articles of Association of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WILLIAM DEMANT HOLDING

  TICKER:                  N/A                 CUSIP:   K9898W129

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: The Directors' report on the Company's          ISSUER             NO              N/A                  N/A

activities during the past FY

PROPOSAL #2: Adopt the audited annual report,                     ISSUER            YES             FOR                  FOR

including the consolidated financial statements

PROPOSAL #3: Approve that the profit of DKK 756                 ISSUER            YES             FOR                  FOR

million be transferred to the Company's reserves to

the effect that no dividend will be paid

PROPOSAL #4.1: Re-elect Lars Norby Johansen as a                ISSUER            YES         ABSTAIN           AGAINST

Director, under Article 11.2 of the Articles of

Association

PROPOSAL #4.2: Re-elect Peter Foss as a Director,              ISSUER            YES         ABSTAIN           AGAINST

under Article 11.2 of the Articles of Association

PROPOSAL #4.3: Re-elect Niels B. Christiansen as a            ISSUER            YES             FOR                  FOR

Director, under Article 11.2 of the Articles of

Association

PROPOSAL #4.4: Re-elect Thomas Hofman-Bang as a                 ISSUER            YES             FOR                  FOR

Director, under Article 11.2 of the Articles of

Association

PROPOSAL #5: Re-elect Deloitte Statsautoriseret                 ISSUER            YES             FOR                  FOR

Revisionsaktieselskab as the Auditor

PROPOSAL #6.A: Amend the Articles 1.2, 4.3, 5.1, 5.3,        ISSUER            YES             FOR                  FOR

 5.4, 7.3, 7.4, 7.5, 8.1, 9.2, 9.3, 9.4, 9.5, 10.3,

10.6, 11.1 and 15.1 of the Articles of Association as

 specified

PROPOSAL #6.B: Authorize the Board of Directors until        ISSUER            YES         AGAINST           AGAINST

 the next AGM to allow the Company to acquire own

shares of a nominal value of up to 10% of the share

capital; the bid price of the shares may not differ

by more than 10% from the price quoted on Nasdaq OMX

Copenhagen A/S at the time of the acquisition; the

price quoted on Nasdaq OMX Copenhagen A/S at the time

 of the acquisition means the closing price, all

transactions at 5 P.M

PROPOSAL #6.C: Approve to reduce the Company's share         ISSUER            YES             FOR                  FOR

capital by nominally DKK 606,382 corresponding to the

 Company's holding of own shares; the Company's own

shares were acquired as part of the Company's share

buy-back programme in 2008; the amount of the

reduction was paid out to the shareholders in

accordance with Section 188 of the Danish Companies

Act; the shares were acquired for DKK 170,110,124 in

total, meaning that DKK 169,503,742 has been paid out

 in addition to the nominal value of the reduction

amount; as a result of the capital reduction, it is

proposed that Article 4.1 of the Articles of

Association be amended as follows after expiry of the

 deadline stipulated in Section 192 of the Danish

Companies Act: The Company's share capital is DKK

58,349,875, divided into shares of DKK 1 or any

multiple thereof

PROPOSAL #6.D: Authorize the Chairman of the general         ISSUER            YES             FOR                  FOR

meeting to make such additions, alterations or

amendments to or in the resolutions passed by the

general meeting and the application for registration

of the resolutions to the Danish Commerce and

Companies Agency  Erhvervs-og Selskabsstyrelsen  as

the Agency may require for registration

PROPOSAL #7: Any other business                                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WM MORRISON SUPERMARKETS PLC, BRADFORD

  TICKER:                  N/A                 CUSIP:   G62748119

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Directors report and audited        ISSUER            YES         AGAINST           AGAINST

 financial statements for the 52 weeks ended 31 JAN

PROPOSAL #2: Approve the Directors remuneration                 ISSUER            YES             FOR                  FOR

report for the 52 weeks ended 31 JAN 2010

PROPOSAL #3: Declare a final dividend of 7.12p per            ISSUER            YES             FOR                  FOR

share payable on 09 JUN 2010 to ordinary shareholders

 on the register of members at the close of business

on 07 MAY 2010

PROPOSAL #4: Re-election of Martyn Jones as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-election of Penny Hughes as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-election of Johanna Waterous as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7: Re-election of Dalton Philips as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #8: Re-appointment of KPMG Audit Plc as the         ISSUER            YES         AGAINST           AGAINST

Auditors of the Company to hold office from the

conclusion of this meeting until the conclusion of

the next AGM at which accounts are laid before the

PROPOSAL #9: Authorized the Directors to fix the                ISSUER            YES         AGAINST           AGAINST

remuneration of the Auditors

PROPOSAL #S.10: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases  as specified in Section 693 4  of the

Companies Act 2006  the Act  , on the London Stock

Exchange of ordinary shares of 10p each in the

capital of the Company  ordinary shares provided

that: i  the maximum aggregate number of ordinary

shares hereby authorized to be purchased in

265,202,295 ordinary shares representing

approximately 10% of the issued ordinary shares

capital at the date of this Notice;  ii  the minimum

price which may be paid for the ordinary shares is

their par value and the maximum price  excluding

expenses  which may be paid for the ordinary shares

is an amount equal to the higher of  a  5% above the

average of the middle market quotations of an

ordinary shares as derived from the Daily Official

List of the London Stock Exchange Plc for the 5 CONT

PROPOSAL #CONT: CONT business days before the                     ISSUER             NO              N/A                  N/A

purchase is made and  b  the value of an ordinary

shares calculated on the basis of the higher of the

price quoted for the last independent trade and the

highest current independent bid for any number of

ordinary shares on the trading venue where the

purchase is carried out;  Authority expires the

earlier of the conclusion of the next AGM of the

Company or, if earlier, on 30 JUN 2011  the Company

may make a contract to purchase its own shares under

the authority hereby conferred prior to the expiry of

 such authority and may make a purchase of its own

shares in pursuance of such contract

PROPOSAL #11: Authorize the Directors in accordance          ISSUER            YES             FOR                  FOR

with Section 551 of the Act, in substitution for all

existing authorities to the extent unused, to allot

shares in the Company and to grant rights to

subscribe for, or to convert any security into,

shares in the Company up to an aggregate nominal

amount of GBP 85,000,000, provided that  Authority

expires the earlier of the conclusion of the next AGM

 of the Company or, if earlier, on 30 JUN 2011  save

that the Company may, before such expiry, make an

offer or agreement which would or might require

shares to be allotted or rights to be granted after

such expiry and the Directors may allot shares or

grant rights in pursuance of such offer or agreement

as if the authority conferred by this resolution has

PROPOSAL #S.12: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

equity securities  as specified by Section 560 of the

 Act  for cash, either pursuant to the authority

conferred by Resolution 11 or by way of a sale of

treasury shares, as if Section 561 of the Act did not

 apply to any such allotment or sale, provided that

this power shall be limited to the allotment of

equity securities;  i  in connection with a rights

issue, open offer of securities to the holders of

ordinary shares in proportion  as nearly as may be

practicable  to their respective holdings and to

holders of other equity securities a required by the

rights of those securities or as the Directors

otherwise consider necessary, but in each case

subject to such exclusions or other arrangements as

the Directors may deem necessary or expedient in

PROPOSAL #CONT: CONTD. to treasury shares, fractional        ISSUER             NO              N/A                  N/A

 entitlements, record dates, legal or practical

problems in or under the laws of any territory or the

 requirements of any regulatory body or stock

exchange; and  ii   otherwise than pursuant to

paragraph  i  of this Resolution 12  to any person or

 persons up to an aggregate nominal amount of GBP

13,260,000;  Authority expires the earlier of the

conclusion of the next AGM of the Company or, if

earlier, on 30 JUN 2011 save that the Company may,

before such expiry make an offer or agreement which

would or might require equity securities to be

allotted after such expiry and the Directors may

allot equity securities in pursuance of any such

offer or agreement notwithstanding that the power

PROPOSAL #S.13: Approve a general meeting , other              ISSUER            YES             FOR                  FOR

than an AGM, may be called on not less than 14 clear

day's notice

PROPOSAL #S.14: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all of the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 of the Act, are treated as provisions

of the Company's Articles of Association; and the

Articles of Association produced to the meeting and

initialed by the Chairman of the meeting for the

purpose of identification be adopted as the Articles

of Association of the Company in substitution for,

and to the exclusion of the existing Articles of

Association

PROPOSAL #15: Approve, the Wm Morrison Supermarkets          ISSUER            YES         AGAINST           AGAINST

PLC Sharesave Scheme 2010  the Scheme to be

constituted by the rules produced in draft to the

meeting and initialed by the Chairman for the purpose

 of identification and authorize the Directors to

cause such rules to be adopted in the form of such

draft with such modifications  if any  as they

consider necessary or desirable including any

amendments thereto required by HM Revenue and Customs

 for the purpose of obtaining approval of the Scheme

under the provisions of Schedule 3 of the income tax

 earnings and pensions  Act 2003 and to do all acts

and things which they consider necessary or expedient

 in implementing and giving effect to the same

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WOLSELEY PLC

  TICKER:                  N/A                 CUSIP:   G97278116

  MEETING DATE:      11/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the report of the              ISSUER            YES         AGAINST           AGAINST

Directors and the financial statements

PROPOSAL #2.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #3.: Re-elect Mr. John W. Whybrow as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.: Re-elect Mr. Gareth Davis as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. Frank W Roach as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. Nigel M. Stein as a                   ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #7.: Elect Mr. Ian K. Meakins as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Elect Mr. Alain Le Goff as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Elect Mr. Michael Wareing as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #10.: Re-appoint the Auditors                                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #11.: Authorize the Directors to determine          ISSUER            YES         AGAINST           AGAINST

the Auditors remuneration

PROPOSAL #12.: Approve to give the Company limited            ISSUER            YES             FOR                  FOR

authority to incur political expenditure and to make

political donations

PROPOSAL #13.: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

shares up to a specified amount

PROPOSAL #S.14: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

equity securities for cash up to a specified amount

PROPOSAL #S.15: Approve to renew the limited                       ISSUER            YES             FOR                  FOR

authority of the Company to purchase its own ordinary

PROPOSAL #S.16: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #S.17: Approve to reduce general meeting              ISSUER            YES             FOR                  FOR

notice periods

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WOLTERS KLUWER NV

  TICKER:                  N/A                 CUSIP:   ADPV09931

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the General Meeting                         ISSUER             NO              N/A                  N/A

PROPOSAL #2.a: Receive the report of the Managing              ISSUER             NO              N/A                  N/A

Board for the FY 2009

PROPOSAL #2.b: Receive the report of the Supervisory         ISSUER             NO              N/A                  N/A

Board for the FY 2009

PROPOSAL #2.c: Corporate Governance                                       ISSUER             NO              N/A                  N/A

PROPOSAL #3.a: Adopt the financial statements for              ISSUER            YES         ABSTAIN           AGAINST

2009 as included in the annual report for 2009

PROPOSAL #3.b: Approve to distribute EUR 0.66 per              ISSUER            YES         ABSTAIN           AGAINST

share in cash, as dividend or as far as necessary

against one or more reserves that need not to be

maintained under the law, or, at the option of the

holders of ordinary shares, in the form of ordinary

shares, chargeable to the share premium reserve, or

if preferred, the other reserves; this is an increase

 of 2% compared to last year's dividend, and

therefore in line with the existing progressive

PROPOSAL #4.a: Approve to release the Members of the         ISSUER            YES         ABSTAIN           AGAINST

Executive Board from liability for the exercise of

their duties, as stipulated in Article 28 of the

Articles of Association

PROPOSAL #4.b: Approve to release the Members of the         ISSUER            YES         ABSTAIN           AGAINST

Supervisory Board from liability for the exercise of

their duties, as stipulated in Article 28 of the

Articles of Association

PROPOSAL #5.a: Re-appoint Mr. A. Baan as the Member          ISSUER            YES         ABSTAIN           AGAINST

of the Supervisory Board

PROPOSAL #5.b: Reappoint Mr. S.B. James as Member of         ISSUER            YES         ABSTAIN           AGAINST

the Supervisory Board

PROPOSAL #6: Amend the Articles of Association of              ISSUER            YES         ABSTAIN           AGAINST

Wolters Kluwer nv in order to bring them into

conformity as much as possible with amended

legislation and regulations

PROPOSAL #7.a: Approve to extend the Executive                   ISSUER            YES         ABSTAIN           AGAINST

Board's authority, until a date 18 months following

21 APR 2010, subject to the approval of the

Supervisory Board, to issue shares and/or grant

rights to subscribe for shares, up to a maximum of

10% of the issued capital on 21 APR 2010, to be

increased by a further 10% of the issued capital on

21 APR 2010, in case the issuance is effectuated in

connection with, or on the occasion of, a merger or

acquisition; these percentages do not include the

shares issued as stock dividend pursuant to the

resolution of the General Meeting of Shareholders by

virtue of the proposal to distribute (stock) dividend

 as referred to under Resolution 3b on the agenda

PROPOSAL #7.b: Approve to extend the Executive                   ISSUER            YES         ABSTAIN           AGAINST

Board's authority, until a date 18 months following

21 APR 2010, subject to the approval of the

Supervisory Board, to restrict or exclude the pre-

emptive rights of holders of ordinary shares when

ordinary shares are issued and/or rights to subscribe

 for ordinary shares are granted based on the

authority requested in Resolution 7a, up to a maximum

 of 10% of the issued capital on 21 APR 2010, to be

increased by a further 10% of the issued capital on

21 APR 2010, in case the issuance is effectuated in

connection with, or on the occasion of, a merger or

PROPOSAL #8: Authorize the Executive Board for a                ISSUER            YES         ABSTAIN           AGAINST

period of 18 months, starting 21 APR 2010, to

acquire, for a consideration on the stock exchange or

 otherwise, the Company's own paid-up shares, up to a

 maximum of 10% of the issued capital on 21 APR 2010,

 in the case of ordinary shares at a price between

the nominal stock value of the shares and 110% of the

 closing price of the ordinary shares on the Stock

Exchange of Euronext Amsterdam on the day preceding

the day of purchase as reported in the Official Price

 List of Euronext Amsterdam, and in the case of

preference shares at their nominal value; the

authority of the Executive Board to acquire own

shares may be withdrawn by the General Meeting of

PROPOSAL #9: Transact any other business                              ISSUER             NO              N/A                  N/A

PROPOSAL #10: Closing of the General meeting                       ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WPP PLC

  TICKER:                  WPPGY             CUSIP:   92933H101

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O1: TO RECEIVE AND APPROVE THE AUDITED                ISSUER            YES             FOR                  FOR

ACCOUNTS.

PROPOSAL #O2: TO APPROVE THE REMUNERATION REPORT OF          ISSUER            YES             FOR                  FOR

THE DIRECTORS.

PROPOSAL #O3: TO APPROVE THE CORPORATE RESPONSIBILITY        ISSUER            YES             FOR                  FOR

 REPORT OF THE DIRECTORS.

PROPOSAL #O4: TO RE-ELECT PAUL RICHARDSON AS A                   ISSUER            YES             FOR                  FOR

DIRECTOR.

PROPOSAL #O5: TO RE-ELECT PHILIP LADER AS A DIRECTOR.        ISSUER            YES             FOR                  FOR

PROPOSAL #O6: TO RE-ELECT ESTHER DYSON AS A DIRECTOR.        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #O7: TO RE-ELECT JOHN QUELCH AS A DIRECTOR.         ISSUER            YES             FOR                  FOR

PROPOSAL #O8: TO RE-ELECT STANLEY MORTEN AS A                     ISSUER            YES             FOR                  FOR

DIRECTOR.

PROPOSAL #O9: TO RE-APPOINT THE AUDITORS AND                       ISSUER            YES             FOR                  FOR

AUTHORISE THE DIRECTORS TO DETERMINE THEIR

PROPOSAL #O10: TO AUTHORISE THE DIRECTORS TO ALLOT            ISSUER            YES             FOR                  FOR

RELEVANT SECURITIES.

PROPOSAL #S11: TO AUTHORISE THE COMPANY TO PURCHASE          ISSUER            YES             FOR                  FOR

ITS OWN SHARES.

PROPOSAL #S12: TO AUTHORISE THE DISAPPLICATION OF              ISSUER            YES             FOR                  FOR

PRE-EMPTION RIGHTS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WPP PLC

  TICKER:                  N/A                 CUSIP:   G9787K108

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Company's accounts        ISSUER            YES             FOR                  FOR

 for the FYE 31 DEC 2009 together with the Directors'

 report, the Directors' remuneration report and the

Auditors' report on those accounts and the Auditable

part of the remuneration report

PROPOSAL #2: Approve the WPP Directors' remuneration         ISSUER            YES             FOR                  FOR

report set out in the report of the Compensation

Committee contained in the 2009 Report & Accounts

PROPOSAL #3: Approve the corporate responsibility              ISSUER            YES             FOR                  FOR

report contained in the 2009 Report & Accounts

PROPOSAL #4: Re-elect Paul Richardson as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Philip Lader as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Esther Dyson as a Director                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Re-elect John Quelch as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-elect Stanley (Bud) Morten as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #9: Re-appoint Deloitte LLP as Auditors of          ISSUER            YES             FOR                  FOR

the Company to hold office from the conclusion of the

 AGM to the conclusion of the next AGM of the Company

 and authorize the Directors to determine their

remuneration

PROPOSAL #10: Authorize the Board of Directors, in            ISSUER            YES             FOR                  FOR

accordance with Article 6 of the Company's Articles

of Association, to allot relevant securities (as

defined in the Company's Articles of Association) up

to a maximum nominal amount of GBP 45,609,991 for a

period expiring (unless previously renewed, varied or

 revoked by the Company in general meeting) on 01 JUN

 2015, save that the Company may before such expiry

make an offer or agreement which would or might

require relevant securities to be allotted after such

 expiry and the Board of Directors may allot relevant

 securities pursuant to such offer or agreement as if

 the authority conferred on them hereby had not

PROPOSAL #S.11: Authorize the Company generally and          ISSUER            YES             FOR                  FOR

unconditionally: (a) pursuant to Article 57 of the

Companies (Jersey) Law 1991 to make market purchases

of ordinary shares in the Company on such terms and

in such manner as the Directors of the Company may

from time to time determine, provided that: (i) the

maximum number of ordinary shares hereby authorized

to be purchased is 125,496,212; (ii) the minimum

price which may be paid for an ordinary share is 10

pence (exclusive of expenses (if any) payable by the

Company); (iii) the maximum price which may be paid

for an ordinary share is not more than the higher of

an amount equal to 105% of the average of the middle

market quotations for an ordinary share as derived

from the London Stock Exchange Daily Official List

for the 5 business days immediately preceding the day

 on which the ordinary share is contracted to be

purchased and the amount stipulated by Article 5 (1)

PROPOSAL #CONT: CONTD. the Buyback and Stabilisation         ISSUER             NO              N/A                  N/A

Regulation 2003 (exclusive of expenses (if any)

payable by the Company); and ( iv) this authority,

unless previously revoked or varied, shall expire on

the earlier of the conclusion of the AGM of the

Company to be held in 2011 and 01 SEP 2011, save that

 a contract of purchase may be concluded by the

Company before such expiry which will or may be

executed wholly or partly after such expiry, and the

purchase of shares may be made in pursuance of any

such contract; and (b) pursuant to Article 58A of the

 Companies (Jersey) Law 1991, and if approved by the

Directors, to hold as treasury shares any ordinary

shares purchased pursuant to the authority conferred

by Resolution 11 (a) above

PROPOSAL #S.12: Authorize the Board of Directors, in         ISSUER            YES             FOR                  FOR

accordance with Article 8 of the Company's Articles

of Association, to allot equity securities (as

defined in the Company's Articles of Association)

wholly for cash (including in connection with a

rights issue (as defined in the Company's Articles of

 Association)) as if Article 7 of the Company's

Articles of Association did not apply, provided that

(a) for the purposes of paragraph (1)(b) of Article 8

 only, the aggregate nominal amount to which this

authority is limited is GBP 6,285,768, and (b) this

authority shall expire (unless previously renewed,

varied or revoked by the Company in general meeting)

on 01 JUN 2015 save that the Company may before such

expiry make an offer or agreement which would or

might require equity securities to be allotted after

such expiry and the Board of Directors may allot

equity securities pursuant to such offer or agreement

 as if the authority conferred on them hereby

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  XSTRATA PLC

  TICKER:                  N/A                 CUSIP:   G9826T102

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the annual report and         ISSUER            YES             FOR                  FOR

financial statements of the Company, and the reports

of the Directors and the Auditors thereon, for the YE

 31 DEC 2009

PROPOSAL #2: Declare a final dividend of USD 0.08              ISSUER            YES             FOR                  FOR

cents per Ordinary Share in respect of the YE 31 DEC

2009

PROPOSAL #3: Approve the Directors remuneration                 ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #4: Re-election of Mick Davis as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-election of David Rough as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-election of Sir. Steve Robson as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7: Re-election of Willy Strothotte as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8: Election of Dr. Con Fauconnier as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #9: Re-appoint Ernst & Young LLP as the                ISSUER            YES             FOR                  FOR

Auditors to the Company to hold office until the

conclusion of the next general meeting at which

accounts are laid before the Company and authorize

the Directors to determine the remuneration of the

PROPOSAL #10: Authorize the Directors, pursuant to            ISSUER            YES             FOR                  FOR

Section 551 of the Companies Act 2006 to: (i) allot

shares in the Company, and to grant rights to

subscribe for or to convert any security into shares

in the Company: (A) up to an aggregate nominal amount

 of USD 489,835,270; and (B) comprising equity

securities (as defined in Section 560 of the

Companies Act 2006) up to an aggregate nominal amount

 of USD 979,670,540 (including within such limit any

shares issued or rights granted under paragraph (A)

above) in connection with an offer by way of a rights

 issue: (I) to holders of ordinary shares in

proportion (as nearly as may be practicable) to their

 existing holdings; and (II) to people who are

holders of other equity securities if this is

required by the rights of those securities or, if the

 Directors consider it necessary, as permitted by the

 rights of those securities, and so that the

Directors may impose any limits or restrictions and

make any arrangements which they consider necessary

or appropriate to deal with treasury shares,

fractional entitlements, record dates, legal,

regulatory or practical problems in, or under, the

laws of, any territory or any other matter; for a

period expiring (unless previously renewed, varied or

 revoked by the Company in a general meeting) at the

end of the next annual general meeting of the Company

 after the date on which this resolution is passed;

and (ii) make an offer or agreement which would or

might require shares to be allotted, or rights to

subscribe for or convert any security into shares to

be granted, after expiry of this authority and the

directors may allot shares and grant rights in

pursuance of that offer or agreement as if this

authority had not expired, (b) that, subject to

paragraph (c) below, all existing authorities given

to the Directors pursuant to Section 80 of the

Companies Act 1985 to allot relevant securities (as

defined by the Companies Act 1985) by the passing on

05 MAY 2009 of the resolution numbered 8 as set out

in the notice of the Company's seventh AGM (the 2009

AGM Notice) be revoked by this resolution, (c) that

paragraph (b) above shall be without prejudice to the

 continuing authority of the directors to allot

shares, or grant rights to subscribe for or convert

any securities into shares, pursuant to an offer or

agreement made by the Company before the expiry of

PROPOSAL #S.11: Authorize the Directors, subject to          ISSUER            YES             FOR                  FOR

the passing of Resolution 10 in the Notice of AGM and

 in place of the power given to them by the passing

on 05 MAY 2009 of the resolution numbered 9 as set

out in the 2009 AGM Notice, pursuant to Section 570

and Section 573 of the Companies Act 2006 to allot

equity securities (as defined in Section 560 of the

Companies Act 2006) for cash, pursuant to the

authority conferred by Resolution 10 in the Notice of

 AGM as if Section 561(1) of the Companies Act 2006

did not apply to the allotment, this power: (a)

expires (unless previously renewed, varied or revoked

 by the Company in a general meeting) at the end of

the next AGM of the Company after the date on which

this resolution is passed, but the Company may make

an offer or agreement which would or might require

equity securities to be allotted after expiry of this

 power and the Directors may allot equity securities

in pursuance of that offer or agreement as if this

power had not expired; and (b) shall be limited to

the allotment of equity securities in connection with

 an offer of equity securities (but in the case of

the authority granted under Resolution 10 (a)(i)(B),

by way of a rights issue only): (i) to the ordinary

shareholders in proportion (as nearly as may be

practicable) to their existing holdings; and (ii) to

people who hold other equity securities, if this is

required by the rights of those securities or, if the

 Directors consider it necessary, as permitted by the

 rights of those securities, and so that the

directors may impose any limits or restrictions and

make any arrangements which they consider necessary

or appropriate to deal with treasury shares,

fractional entitlements, record dates, legal,

regulatory or practical problems in, or under the

laws of, any territory or any other matter; and (c)

in the case of the authority granted under Resolution

 10 (a)(i)(A) shall be limited to the allotment of

equity securities for cash otherwise than pursuant to

 paragraph (b) up to an aggregate nominal amount of

USD 73,475,290; this power applies in relation to a

sale of shares which is an allotment of equity

securities by virtue of Section 560(3) of the Act as

if the first paragraph of this resolution the words

pursuant to the authority conferred by Resolution 10

PROPOSAL #S.12: Approve that any EGM of the Company          ISSUER            YES             FOR                  FOR

(as defined in the Company's Articles of Association

as a general meeting other than an AGM) may be called

 on not less than 20 clear days' notice

PROPOSAL #S.13: Amend, with effect from the                        ISSUER            YES             FOR                  FOR

conclusion of the meeting: (A) save for Clause 4.3 of

 the Company's Memorandum of Association (the

Memorandum) which shall remain in full force and

effect, the Articles of Association of the Company by

 deleting the provisions of the Company's Memorandum

which, by virtue of Section 28 Companies Act 2006,

are to be treated as provisions of the Company's

Articles of Association; and (B) the amendments to

the Company's Articles of Association which are shown

 in the draft Articles of Association labelled A for

the purposes of identification, the main features of

which are as specified, shall become effective

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YARA INTERNATIONAL ASA, OSLO

  TICKER:                  N/A                 CUSIP:   R9900C106

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of the Chairperson of the                 ISSUER            YES             FOR                  FOR

meeting and of a person to co-sign the

PROPOSAL #2: Approve the annual accounts and the                ISSUER            YES             FOR                  FOR

annual report for 2009 for Yara International Asa and

 the Group, hereunder payment of dividends

PROPOSAL #3: Approve the guidelines for the                        ISSUER            YES             FOR                  FOR

remuneration of the members of the Executive

PROPOSAL #4: Approve to determination of remuneration        ISSUER            YES             FOR                  FOR

 to the Auditor

PROPOSAL #5: Election of members of the Board                      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve to determine the remuneration to        ISSUER            YES             FOR                  FOR

 the members of the Board, members of the

Compensation Committee and the Auditor Committee

PROPOSAL #7: Re-elect for a period of 2 years of Eva         ISSUER            YES             FOR                  FOR

Lystad a Chairperson and Bjorg Ven, Thorunn Kathrine

Bakke and Olaug Svarva as the Members of the

Nomination Committee and determination of the

PROPOSAL #8: Amend the Articles of Association                   ISSUER            YES             FOR                  FOR

regarding documents to the general meeting

PROPOSAL #9: Approve the power of attorney from the          ISSUER            YES             FOR                  FOR

general meeting to the Board for acquisition of own

shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZARDOYA OTIS SA, MADRID

  TICKER:                  N/A                 CUSIP:   E9853W160

  MEETING DATE:      5/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to examine and, where                          ISSUER            YES             FOR                  FOR

appropriate, of the annual accounts and Management

reports, both the Company and its consolidated group

for the FY from 01 DEC 2008 and 30 NOV 2009

PROPOSAL #2: Approve the application of the result of        ISSUER            YES             FOR                  FOR

 the FY from 01 DEC 2008 and 30 NOV 2009

PROPOSAL #3: Grant discharge of the Board of                       ISSUER            YES             FOR                  FOR

Directors and ratification of the distribution of

dividends distributed on account of the outcome of

the FY from 01 DEC 2008 and 30 NOV 2009

PROPOSAL #4: Re-election and ratification of the                ISSUER            YES         AGAINST           AGAINST

Board Members

PROPOSAL #5: Approve the distribution of a dividend          ISSUER            YES             FOR                  FOR

paid from reserves, for a gross amount of 0,140 euros

 per share

PROPOSAL #6: Appointment of the Auditors of the                 ISSUER            YES         AGAINST           AGAINST

Company and its consolidated group for the FY from 01

 DEC 2009 and 30 NOV 2010

PROPOSAL #7: Approve the expansion of social capital         ISSUER            YES             FOR                  FOR

in the proportion of 1 new share for every 20 old,

fully paid by issuing new shares under the voluntary

reserves, and application to the Stock Exchanges of

Madrid, Bilbao, Barcelona and Valencia, for admission

 a listing  of the shares; and  amendment to the

Article 5 of the Bylaws

PROPOSAL #8: Authorize the Board of Directors for the        ISSUER            YES         AGAINST           AGAINST

 derivative acquisition, directly or indirectly, own

shares, within the limits and the requirements set

forth in Article 75 and the Corporations Act

PROPOSAL #9: Any other question                                              ISSUER             NO              N/A                  N/A

PROPOSAL #10: Approve the formalization of the                   ISSUER            YES             FOR                  FOR

agreements

PROPOSAL #11: Approve the minutes of the meeting                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZURICH FINANCIAL SERVICES AG, ZUERICH

  TICKER:                  N/A                 CUSIP:   H9870Y105

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: Approve the annual report, the annual         ISSUER            YES             FOR                  FOR

financial statements and the consolidated financial

statements for 2009

PROPOSAL #1.B: Approve the remuneration system                   ISSUER            YES             FOR                  FOR

according to the remuneration report

PROPOSAL #2.: Approve the appropriation of available         ISSUER            YES             FOR                  FOR

earnings of Zurich Financial Services Ltd for 2009

PROPOSAL #3.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and the Group Executive Committee

PROPOSAL #4.: Approve the share capital reduction and        ISSUER            YES             FOR                  FOR

 amend the Articles of Incorporation [Article 5]

PROPOSAL #5.: Approve to increase the authorized                ISSUER            YES             FOR                  FOR

share capital and amend the Articles of Incorporation

 [Article 5bis Paragraph 1]

PROPOSAL #6.: Approve to increase the contingent                ISSUER            YES             FOR                  FOR

share capital and amend the Articles of Incorporation

 [Article 5ter Paragraph 2a]

PROPOSAL #7.: Approve further change to the Articles         ISSUER            YES             FOR                  FOR

of Incorporation [Article 6]

PROPOSAL #8.1.1: Election of Mr. Josef Ackermann                ISSUER            YES             FOR                  FOR

PROPOSAL #8.1.2: Re-election of Ms. Susan Bies                    ISSUER            YES             FOR                  FOR

PROPOSAL #8.1.3: Re-election of Mr. Victor Chu                    ISSUER            YES             FOR                  FOR

PROPOSAL #8.1.4: Re-election of Mr. Armin Meyer                  ISSUER            YES             FOR                  FOR

PROPOSAL #8.1.5: Re-election of Mr. Rolf Watter                  ISSUER            YES             FOR                  FOR

PROPOSAL #8.2: Re-election of PricewaterhouseCoopers         ISSUER            YES             FOR                  FOR

AG as the Auditors

PROPOSAL #9.: Ad-hoc                                                                 ISSUER            YES             FOR                  FOR

                                                                          SIGNATURES

  Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  VANGUARD INTERNATIONAL EQUITY INDEX FUNDS

  By:     /s/F. William McNabb III

             (Heidi Stam)

             F. William McNabb III*

             Chairman and Chief Executive Officer

  Date:   August 30, 2010

      *  By Power of Attorney.  Filed on April 26, 2010, see File Number 33-53683.

                Incorporated by Reference.